UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-03734

 NAME OF REGISTRANT:                     EUROPACIFIC GROWTH FUND



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 333 South Hope Street
                                         Los Angeles, CA 90071

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Vincent P. Corti
                                         333 South Hope Street
                                         Los Angeles, CA 90071

 REGISTRANT'S TELEPHONE NUMBER:          213-486-9200

 DATE OF FISCAL YEAR END:                03/31

 DATE OF REPORTING PERIOD:               07/01/2005 - 06/30/2006


EUPAC
--------------------------------------------------------------------------------------------------------------------------
 ABITIBI-CONSOLIDATED INC                                                                    Agenda Number:  700926100
--------------------------------------------------------------------------------------------------------------------------
        Security:  003924107
    Meeting Type:  AGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  CA0039241074
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the consolidated financial statements             Non-Voting    No vote
       of the Company and its subsidiaries for the
       YE 31 DEC 2005 and the Auditors  report thereon

1.1    Elect Mr. John Q. Anderson as a Director for              Mgmt          For                            For
       the ensuing year

1.2    Elect Mr. Hans P. Black as a Director for the             Mgmt          For                            For
       ensuing year

1.3    Elect Mr. Jacques Bougie, O.C as a Director               Mgmt          For                            For
       for the ensuing year

1.4    Elect Ms. Marlene Davidge as a Director for               Mgmt          For                            For
       the ensuing year

1.5    Elect Mr. William E. Davis as a Director for              Mgmt          For                            For
       the ensuing year

1.6    Elect Mr. Richard Drouin, O.C., Q.C, as a Director        Mgmt          For                            For
       for the ensuing year

1.7    Elect Ms. Lise Lachapelle as a Director for               Mgmt          For                            For
       the ensuing year

1.8    Elect Mr. Gary J. Lukassen, C.A, as a Director            Mgmt          For                            For
       for the ensuing year

1.9    Elect Mr. John A. Tory, Q.C, as a Director for            Mgmt          For                            For
       the ensuing year

1.10   Elect Mr. John W. Weaver as a Director for the            Mgmt          For                            For
       ensuing year

2.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of Company until the next annual meeting
       of shareholders and authorize the Directors
       to fix their remuneration

3.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve to set a term limit of 15
       years for Independent Directors

4.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            Against
       PROPOSAL: Approve to give the opportunity to
       vote for/against each Director

5.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve to convey the Senior Management
       that  No Excuses will be Acceptable Any More
       and that  Management will be made Accountable
       to Deliver Sustainable Profits or be Terminated
       without Compensation

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            Against
       PROPOSAL: Approve to  Refuse to gratify current
       Management Members from any bonus and grant
       of options until the share price is Back to
       CAD 10

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve to  Design and Implement
       Progressively a Share Buyback Program until
       the Company s Share Price Reaches CAD 12.00

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700834838
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  EGM
    Meeting Date:  24-Nov-2005
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.     Approve the corporate governance in relation              Mgmt          For                            For
       to the appointment of the new Managing Board
       Members

B.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Huibert G. Boumeester to the Managing Board

C.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Pieter  Piero  S. Overmars to the Managing
       Board

D.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Ronald  Ron  Teerlink to the Managing Board

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE.  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 17 NOV 2005. SHARES CAN BE TRADED
       THEREAFTER.THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700925627
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P228
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  NL0000300507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action                      *
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 20 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Adopt the minutes of the general meeting of               Non-Voting    No Action                      *
       shareholders and of the EGM of shareholders
       held in 2005

2.     Approve the report of the Managing Board for              Non-Voting    No Action                      *
       the year 2005

3.A    Adopt the 2005 financial statements                       Mgmt          No Action

3.B    Adopt the proposed 2005 dividend                          Mgmt          No Action

3.C    Grant discharge of the Members of the Managing            Mgmt          No Action
       Board in respect of their Management during
       the past financial year, as described by the
       2005 annual report and the information provided
       during the meeting

3.D    Grant discharge of the Members of the Supervisory         Mgmt          No Action
       Board in respect of their supervision during
       the past financial year, as described by the
       2005 annual report and the information provided
       during the meeting

4.     Adopt the Managing Board compensation policy              Mgmt          No Action

5.     Approve the proposed changes to the remuneration          Mgmt          No Action
       of the Supervisory Board Members

6.     Corporate Governance                                      Mgmt          No Action

7.A    Appoint Mr. G. J. Kramer as a Member of the               Mgmt          No Action
       Supervisory Board

7.B    Appoint Mr. G. Randa as a Member of the Supervisory       Mgmt          No Action
       Board

7.C    Re-appoint Mr. A. C. Martinez as a Member of              Mgmt          No Action
       the Supervisory Board

8.     Authorize the Managing Board, subject to the              Mgmt          No Action
       approval of the Supervisory Board, to have
       the Company acquire shares, for a consideration
       in its own capital, to the maximum number that
       may, by virtue of the provisions of Section
       2:98 2  of the Netherlands Civil Code, be acquired
       by the Company

9.A    Authorize the Managing Board for a period of              Mgmt          No Action
       18 months from 28 APR 2006, subject to the
       approval of the Supervisory Board: to issue
       ordinary shares, convertible preference shares
       and preference financing shares, including
       the grant of rights to take up such classes
       of shares, provided that: an overall maximum
       of 20% of the issued capital as at 27 APR 2006
       is not exceeded; the price is not below PAR,
       subject to the provisions of Section 2:80
       2  of the Netherlands Civil Code; and subject
       to such further conditions as may be decided
       by the Managing Board on each issue, with the
       approval of the Supervisory Board

9.B    Approve to restrict or exclude shareholders               Mgmt          No Action
       pre-emptive rights under the law or the Articles
       of Association on the issue of ordinary shares,
       convertible preference shares and preference
       financing shares, and to grant rights to take
       up such shares, in accordance with the authorization
       described under Resolution 9.A

10.    Any other business                                        Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 ACCOR SA, COURCOURONNES                                                                     Agenda Number:  700852761
--------------------------------------------------------------------------------------------------------------------------
        Security:  F00189120
    Meeting Type:  MIX
    Meeting Date:  09-Jan-2006
          Ticker:
            ISIN:  FR0000120404
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Ratify the co-optation of Mr. Serge Weinberg              Mgmt          For                            For
       as a Supervisory Board Member, approve to replace
       Mr. Maurice Simond, for the remainder of Mr.
       Maurice Simond s term of office, until the
       shareholders  meeting called to approve the
       financial statements for the FYE in 2006

E.2    Approve that the Company shall be ruled by a              Mgmt          For                            For
       Board of Directors, replacing the Executive
       Committee and the Supervisory Board

O.3    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Thomas J. Barrack for a 3-year period

O.4    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Sebastien Bazin for a 3-year period

O.5    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mrs. Isabelle Bouillot for a 3-year period

O.6    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Philippe Camus for a 3-year period

O.7    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Aldo Cardoso for a 3-year period

O.8    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Philipee Citerne for a 3-year period

O.9    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Etienne Davignon for a 3-year period

O.10   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Gabriele Galateri Digenola for a 3-year
       period

O.11   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Sir Roderic Lyne for a 3-year period

O.12   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Dominique Marcel for a 3-year period

O.13   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Francis Mayerfor a 3-year period

O.14   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Gilles Pelisson for a 3-year period

O.15   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Baudoin Prot for a 3-year period

O.16   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Franck Riboud for a 3-year period

O.17   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Jerome Seydoux for a 3-year period

O.18   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Theo Waigel for a 3-year period

O.19   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Serge Weinberg for a 3-year period

E.20   Approve to award total annual fees of EUR 590,000.00      Mgmt          For                            For

E.21   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to purchase or
       sell the Company shares on the stock market,
       subject to the conditions: maximum purchase
       price: EUR 62.00, minimum sale price: EUR 30.00,
       maximum number of shares to be acquired: 19,000,00
       shares, total funds invested in the share buybacks:
       EUR 1,178,000,000.00;  Authority is given for
       an 18 months period; it supersedes the one
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 12 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.22   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital on 1 or more occasions and at
       its sole discretion, by canceling all or part
       of the shares held by the Company in connection
       with a stock repurchase plan up to a maximum
       of 10% of the share capital over 24-month period;
       Authority is given for an 18-month period;
       it supersedes the one granted by the mix meeting
       of 03 MAY 2005 in its Resolution 15 ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.23   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to increase on
       1 or more occasions, in France or abroad, the
       share capital to a maximum nominal amount of
       EUR 200,000,000.00, by issuance, with the shareholders
       preferred subscription rights maintained,
       of shares and securities giving access to the
       shares of the Company or a Company in which
       it holds over half of the capital; the nominal
       amount of debt securities issued shall not
       exceed EUR 2,000,000,000.00; Authority is given
       for a 26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 16 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.24   Authorize the Board of Directors, subject to              Mgmt          Against                        Against
       the adoption of Resolution 2, to increase,
       by way of a public offering on 1 or more occasions,
       in France or abroad, the share capital to a
       maximum nominal amount of EUR 100,000,000.00,
       by issuance, with the shareholders  preferred
       subscription rights maintained, of shares and
       securities giving access to the shares of the
       Company or a Company in which it holds over
       half of the capital; the nominal amount of
       debt securities issued shall not exceed EUR
       1,000,000,000.00; Authority is given for a
       26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 17 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.25   Authorize, subject to the adoption of Resolution          Mgmt          Against                        Against
       2, the Board of Directors to increase the share
       capital up to 10% of the share capital, by
       way of issuing shares and securities giving
       access to the capital, in contributions in
       kind granted to the Company and comprised of
       capital securities or securities giving access
       to share capital;  Authority is given for a
       26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 19 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.26   Authorize the Board of Directors, subject to              Mgmt          Against                        Against
       the adoption of Resolution 2, 23 and-or 24,
       to increase, with in limits of the overall
       ceiling fixed by the 28th resolution, the number
       of securities to be issued in event of a capital
       increase, for each of the issues with or without
       preferential subscription right of shareholders,
       at the same price as the initial issue, within
       30 days of the closing of the subscription
       period and up to a maximum of 15 per cent of
       the initial issue;  Authority is given for
       a 26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 19 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.27   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to increase the
       share capital, in 1 or more occasions, to a
       maximum nominal amount of EUR 200,000,000.00,
       by way of capitalizing reserves, profits, premiums
       or other means provided that such capitalization
       is allowed by law and under the by-laws, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods;  Authority is given for a 26-month
       period; it supersedes the authorization granted
       by the mix meeting of 03 MAY 2005 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.28   Approve the nominal amount pertaining to the              Mgmt          Against                        Against
       capital increases to be carried out with the
       use of the delegations given by Resolutions
       23, 24, 25, 26 and 27 shall not exceed EUR
       300,000,000.00

E.29   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to proceed, on 1
       or more occasions, with the issuance of shares
       and-or securities giving access to the capital,
       in favour of employees of the Company and related
       Companies who are Members of a Company Saving;
       Authority is given for a 26-month period;
       it supersedes the authorization granted by
       the mix meeting of 03 MAY 2005 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.30   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to proceed in 1 or
       more transactions, to some employees and-or
       some corporate officers, options giving with
       the right either to subscribe for new shares
       in the Company to be issued through a share
       capital increase, or to purchase existing shares
       purchased by the Company, its being provided
       by the that the options shall not give rights
       to a total number of shares, which shall exceed
       2.50% of the Company share capital  Authority
       is given for a 38-month period; it supersedes
       the fraction unused of authorization granted
       by the mix meeting of 20 MAY 2003 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.31   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to grant for free
       on 1or more occasions, existing or future shares,
       in favour of some employees and-or some corporate
       officers of the Company and related Companies;
       they may not represent more than 0.50% of the
       share capital;  Authority is given for a 38-month
       period ; authorize the Board of Directors to
       take all necessary measures and accomplish
       all necessary formalities

E.32   Grant all power to the bearer of an original,             Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REVISED        Non-Voting    No vote
       NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ACER INC NEW                                                                                Agenda Number:  700990167
--------------------------------------------------------------------------------------------------------------------------
        Security:  004434205
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  US0044342055
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the business report of 2005                       Non-Voting    No vote

2.     Receive the Supervisors  review report                    Non-Voting    No vote

1.     Approve the 2005 financial statements and the             Mgmt          For                            For
       business report, as specified

2.     Approve the distribution of 2005 profits, as              Mgmt          For                            For
       specified

3.     Approve the new issuance of common shares through         Mgmt          For                            For
       capital increases, as specified

4.     Amend the Articles of Incorporation, as specified         Mgmt          For                            For

5.     Amend the Guidelines Governing Endorsement and            Mgmt          For                            For
       Guarantee, as specified

6.     Others                                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ADMIRAL GROUP PLC, CARDIFF                                                                  Agenda Number:  700937444
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0110T106
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  GB00B02J6398
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors reports of the Directors            Mgmt          For                            For
       and audited accounts of the Company for the
       YE 31 DEC 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            For
       of the Company for the YE 31 DEC 2005 of 14.9
       pence per ordinary share

4.     Re-elect Mr. Henry Engelhardt  Chief Executive            Mgmt          For                            For
       Officer  as a Director of the Company

5.     Re-elect Mr. Manfred Aldag  Non-Executive Officer         Mgmt          For                            For
       as a Director of the Company

6.     Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            For
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       and authorize the Directors to determine their
       remuneration

7.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       80 of the Companies Act 1985  Act , to allot
       relevant securities  with in the meaning of
       that section  up to an aggregate nominal amount
       of GBP 86,000  approximately equivalent to
       33% of the issued share capital of the Company
       as at 03 MAR 2006 ;  Authority expires the
       earlier of the next AGM of the Company or 15
       months ; and the Directors may allot relevant
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

S.8    Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 7 and pursuant to Section 95
       of the Act, to allot equity securities  Section
       94(2) of the Act  for cash pursuant to the
       authority conferred by Resolution 7, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with an offer of equity securities by way of
       rights to the ordinary shareholders; b) up
       to a maximum aggregate nominal amount equal
       to GBP 13,000  equivalent to 5% issued ordinary
       share capital of the Company as at 03 MAR 2006
       ;  Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.9    Authorize the Company to make one or more market          Mgmt          For                            For
       purchases  Section 163(3) of the Companies
       Act 1985  on the London Stock Exchange of up
       to 13,000,000  5.00% of the issued ordinary
       share capital  ordinary shares of 0.1p in the
       capital of the Company  ordinary shares , at
       a minimum price of 01p and up to an amount
       equal to 105% of the average middle market
       quotations for an ordinary share as derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 15 months ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED INFO SERVICE PUBLIC CO LTD                                                         Agenda Number:  700884009
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014U183
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  TH0268010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED. THANK YOU

1.     Approve the matters to be informed                        Mgmt          For                            For

2.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       to be held on 30 MAR 2005

3.     Approve the results of operation for the year             Mgmt          For                            For
       2005

4.     Approve the balance sheet, statement of income            Mgmt          For                            For
       and statement of cash flow for 2005 ended 31
       DEC 2005

5.     Approve the dividend payment to the shareholders          Mgmt          For                            For
       for the FY 2005

6.     Approve the appointment of the Company s Auditors         Mgmt          For                            For
       and determine the Auditors  remuneration for
       the YE 2006

7.     Re-elect Mr. Arun Churdboonchart, Mr. Boonklee            Mgmt          For                            For
       Plangsiri and Mr. Somprasong Boonyachai as
       the Directors to increase Board size and approve
       the names and number of the Directors who have
       signing authority

8.     Approve the Directors  remuneration for 2006              Mgmt          For                            For

9.     Approve the issuance and offering of warrants             Mgmt          For                            For
       10,138,500 units to purchase the Company s
       ordinary shares to the Directors and the employees
       of the Company  ESOP Grant V

10.    Approve the allocation of 10,138,500 new ordinary         Mgmt          For                            For
       shares, at par value of THB 1.00 each in order
       to reserve for the exercise of warrants under
       the ESOP Grant V

11.    Approve the allocation of warrants to the Directors       Mgmt          For                            For
       and the employees who are eligible for the
       warrants exceedings 5% of the ESOP Grant V

12.    Approve the allotment of 615,800 additional               Mgmt          For                            For
       ordinary shares, at P/V of THB 1 each, reserved
       for exercising the right in pursuant with the
       ESOP WTS Grant 1,2,3 and 4 due to the entering
       into terms and conditions of prospectus

13.    Other matters  if any                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED SEMICONDUCTOR ENGR INC                                                             Agenda Number:  700979341
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00153109
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2006
          Ticker:
            ISIN:  TW0002311008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 299958 DUE TO ADDITIONAL RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

1.1    Approve to report the business of 2005                    Mgmt          For                            For

1.2    Receive the Supervisors  review report of 2005            Mgmt          For                            For

1.3    Approve to report the status of guarantee provided        Mgmt          For                            For
       by Ase Inc. as of the end of 2005

1.4    Approve to report the status of investment in             Mgmt          For                            For
       Mainland China via offshore Companies

2.1    Approve the 2005 business report a financial              Mgmt          For                            For
       statements

2.2    Approve the 2005 loss offset proposal                     Mgmt          For                            For

3.1    Approve to discus the procedures for the acquisition      Mgmt          For                            For
       or disposition of assets

3.2    Approve to discuss the procedures for making              Mgmt          For                            For
       endorsements and guarantees

3.3    Approve to discuss rules of procedure for the             Mgmt          For                            For
       shareholders  meeting

3.4    Authorize the Board of Directors to pursue public         Mgmt          For                            For
       DR offerings, local rights issues, domestic
       CBS or foreign CBS at proper timing

3.5    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

3.6    Approve the spilting of the A.S.E Electronics             Mgmt          For                            For
       Inc.

4.     Elect the Directors and Supervisors                       Mgmt          For                            For

5.     Approve to dismiss the non-competition limitation         Mgmt          For                            For
       on the new-elected Directors under Article
       209 of Company Law

6.     Other motions                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 AEON CO.,LTD.                                                                               Agenda Number:  700900637
--------------------------------------------------------------------------------------------------------------------------
        Security:  J00288100
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  JP3388200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.

1.     Amend the Articles of Incorporation                       Mgmt          For                            *

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

3.     Approve Issuance of Share Purchase Warrants               Mgmt          Against                        *
       to a Third Party or Third Parties on Favorable
       Conditions




--------------------------------------------------------------------------------------------------------------------------
 AGFA-GEVAERT NV, MORTSEL                                                                    Agenda Number:  700906831
--------------------------------------------------------------------------------------------------------------------------
        Security:  B0302M104
    Meeting Type:  OGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  BE0003755692
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Receive the annual report of the Board of Directors       Non-Voting    No vote
       and the report of the Statutory Auditor

2.     Approve the financial statements of the FY concluded      Mgmt          For                            For
       on 31 DEC 2005

3.     Approve to allocate the profit of the last FY             Mgmt          For                            For

4.     Approve the consolidated accounts of the FY               Non-Voting    No vote
       concluded on 31 DEC 2005 and the consolidated
       reports of the Board of Directors and the Statutory
       Auditor

5.     Grant discharge to the Directors and the Statutory        Mgmt          Abstain                        Against
       Auditor

6.1    Re-appoint Messrs Buttinck and Leysen as the              Mgmt          For                            For
       Director of the Company for a 3 year period
       to come into effect today and terminate immediately
       after the annual meeting that will consider
       the approval of the FYE on 31 DEC 2008

6.2    Appoint Mr. De Wilde as the Director of the               Mgmt          For                            For
       Company for a 3-year period to come effect
       today and terminate immediately after the annual
       meeting that will consider the approval of
       the FYE on 31 DEC 2008

7.     Approve, as from the year 2006, the yearly remuneration   Mgmt          For                            For
       for the Non-Eexecutive Directors

8.     Approve the statement on the Belgian code on              Non-Voting    No vote
       Corporate Governance Compliance

9.     Miscellaneous                                             Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AIFUL CORP                                                                                  Agenda Number:  701001579
--------------------------------------------------------------------------------------------------------------------------
        Security:  J00557108
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3105040004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Adopt Reduction
       of Liability System for Outside Directors ,
       Allow Disclosure  of Shareholder Meeting Materials
       on the Internet, Appoint Independent
       Auditors, Approve Minor Revisions Related
       to the New Commercial Code, Expand  Business
       Lines, Increase Authorized Capital from 373.5
       Million to 568.14      Million Shares

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

3.15   Appoint a Director                                        Mgmt          For                            *

3.16   Appoint a Director                                        Mgmt          For                            *

3.17   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 AINAX AB                                                                                    Agenda Number:  700879604
--------------------------------------------------------------------------------------------------------------------------
        Security:  W0677M108
    Meeting Type:  AGM
    Meeting Date:  06-Mar-2006
          Ticker:
            ISIN:  SE0001207606
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Elect the Chairman of the AGM                             Mgmt          For                            For

2.     Approve the voting list                                   Mgmt          For                            For

3.     Approve the agenda                                        Mgmt          For                            For

4.     Elect 1 or 2 persons to attest to the minutes             Mgmt          For                            For
       of the proceedings

5.     Approve to determine whether the AGM has been             Mgmt          For                            For
       duly convened

6.     Receive the annual accounts and the Auditors              Mgmt          For                            For
       report

7.A    Adopt the income statement and balance sheet              Mgmt          For                            For

7.B    Approve the allocation of the Company s profit            Mgmt          For                            For
       or loss according to the adopted balance sheet
       and not to pay dividend to the shareholders

7.C    Grant discharge the Members of the Board of               Mgmt          For                            For
       Directors and the Chief Executive Officer from
       the liability for the FY

8.     PLEASE NOTE THAT THIS IS SHAREHOLDERS PROPOSAL:           Shr           For                            Against
       Approve that the number of Board Members shall
       be unchanged

9.     PLEASE NOTE THAT THIS IS SHAREHOLDERS PROPOSAL:           Shr           For                            Against
       Approve that no fees be paid to Board Members
       and the that fees to Auditors be paid in accordance
       with periodic invoicing

10.    PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           For                            Against
       Re-elect the incumbent Board and the election
       of Auditors is not on the agenda, since the
       Auditor was elected for a 4-year term at the
       2005 AGM

11.    Amend the Articles 5, 6, 9, 10, 12, 15 of the             Mgmt          For                            For
       Articles of Association as specified

12.    Approve the voluntary liquidation of the Company;         Mgmt          For                            For
       that the Ainax became the owner of shares in
       Scania due to a decision by the AGM of Volvo
       on 16 APR 2004 to transfer Volvo s 27,320,838
       Series A shares to the Company Ainax, which
       was wholly owned by Volvo, and then distribute
       the shares in Ainax to the shareholders of
       Volvo, this was the way of satisfying the European
       Union s requirement that within 4 years, Volvo
       must divest the Scania shares that Volvo had
       bought from investor in 2000, the transfer
       of Volvo s holding of Series A shares in Scania
       to Ainax and the distribution of the Ainax
       shares to Volvo s shareholders was implemented
       in order to keep these Series A shares in Scania
       together in a single block, thereby in the
       best possible way safeguarding the value of
       these Series A shares to Volvo s shareholders;
       the alternative to liquidation is for Ainax
       to remain in operation; Ainax has assets consisting
       of 27,320,838 Series A shares in Scania and
       cash equivalents totaling about SEK 78 million;
       approve the Board to give the liquidator the
       task of decide to immediately distribute to
       the shareholders of Ainax who are recorded
       in the shareholders  list as per 28 FEB 2006,
       or such later date as may be announced at a
       later stage, one Series A share in Scania for
       each share in Ainax; the distribution proceeds
       that exceeds the market value of the Scania
       shares that are distributed as above are estimated
       by the Board to total between SEK 2.00 and
       SEK 2.50 per share; and Mr. Stefan Lindskog,
       Attorney in Law, as a liquidator and Mr. Lindskog
       has declared his willingness to accept this
       assignment

13.    Closing the AGM                                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ALLIANZ AKTIENGESELLSCHAFT                                                                  Agenda Number:  932429017
--------------------------------------------------------------------------------------------------------------------------
        Security:  018805101
    Meeting Type:  Special
    Meeting Date:  08-Feb-2006
          Ticker:  AZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE MERGER PLAN DATED DECEMBER 16,            Mgmt          For                            For
       2005 BETWEEN ALLIANZ AKTIENGESELLSCHAFT AND
       RIUNIONE ADRIATICA DI SICURTA SOCIETA PER AZIONI,
       MILAN, ITALY.

02     CAPITAL INCREASE TO IMPLEMENT THE MERGER                  Mgmt          For                            For

03     CREATION OF AUTHORIZED CAPITAL 2006/I, CANCELLATION       Mgmt          For                            For
       OF AUTHORIZED CAPITAL 2004/I AND CORRESPONDING
       AMENDMENT TO THE ARTICLES OF ASSOCIATION

04     CREATION OF AUTHORIZED CAPITAL 2006/II FOR THE            Mgmt          For                            For
       ISSUANCE OF SHARES TO EMPLOYEES, CANCELLATION
       OF AUTHORIZED CAPITAL 2004/II AND CORRESPONDING
       AMENDMENT TO THE ARTICLES OF ASSOCIATION

05     APPROVAL OF NEW AUTHORIZATION TO ISSUE BONDS              Mgmt          For                            For
       CARRYING CONVERSION AND/OR OPTION RIGHTS, CREATION
       OF CONDITIONAL CAPITAL 2006, CANCELLATION OF
       THE EXISTING AUTHORIZATION TO ISSUE BONDS CARRYING
       CONVERSION AND OPTION RIGHTS, FOR THE AMOUNT
       NOT UTILIZED, CORRESPONDING REDUCTION OF THE
       CONDITIONAL CAPITAL 2004 AND AMENDMENT TO THE
       ARTICLES OF ASSOCIATION

06     AUTHORIZATION TO ACQUIRE TREASURY SHARES FOR              Mgmt          For                            For
       TRADING PURPOSES

07     AUTHORIZATION TO ACQUIRE AND UTILIZE TREASURY             Mgmt          For                            For
       SHARES FOR OTHER PURPOSES




--------------------------------------------------------------------------------------------------------------------------
 ALLIANZ AKTIENGESELLSCHAFT                                                                  Agenda Number:  932479822
--------------------------------------------------------------------------------------------------------------------------
        Security:  018805101
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  AZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     APPROPRIATION OF NET EARNINGS                             Mgmt          For                            For

03     APPROVAL OF THE ACTIONS OF THE MEMBERS OF THE             Mgmt          For                            For
       BOARD OF MANAGEMENT

04     APPROVAL OF THE ACTIONS OF THE MEMBERS OF THE             Mgmt          For                            For
       SUPERVISORY BOARD

05     APPROVAL OF CONTROL AND PROFIT TRANSFER AGREEMENT         Mgmt          For                            For
       BETWEEN ALLIANZ AG AND ALLIANZ ALTERNATIVE
       ASSETS HOLDING GMBH




--------------------------------------------------------------------------------------------------------------------------
 ALSTOM, PARIS                                                                               Agenda Number:  700746615
--------------------------------------------------------------------------------------------------------------------------
        Security:  F02594103
    Meeting Type:  MIX
    Meeting Date:  05-Jul-2005
          Ticker:
            ISIN:  FR0000120198
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       12 JUL 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.     The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

O.1    Acknowledge, following the merge-absorption               Mgmt          For                            For
       of the Company Deloitte Touche Tohmatsu by
       Deloitte Touche Tohmatsu Audit, that the term
       of office of the Company Deloitte Touche Tohmatsu
       as the Statutory Auditor is continued by Deloitte
       Touche Tohmatsu Audit with its new Corporate
       name: Deloitte Et Associes, until the OGM called
       to deliberate on the financial statements for
       the year 2008-2009; the term of office of the
       Company Beas As Deloitte and Associes  Deputy
       Auditor is also carried on until the OGM called
       to deliberate on the financial statements for
       the year 2008-2009

O.2    Receive the report of the Board of Directors              Mgmt          For                            For
       and the general report of the Statutory Auditors,
       approve the Corporate financial statements
       and the balance sheet for the FYE 31 MAR 2005,
       and approve the non-deductible fees and expenses

O.3    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors, approve the consolidated
       financial statements for the said FY

O.4    Approve the recommendations of the Board of               Mgmt          For                            For
       Directors and to appropriate the earnings of
       EUR 83,421,190.96 as follows: income for the
       FY: EUR 83,421,190.96, prior retained earnings:
       EUR (-)115,006,359.66, carry forward account:
       EUR (-)31,585,168.70, in accordance with the
       regulations in force, the general meeting is
       reminded that no dividend will be paid

O.5    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L. 225-38 of
       the French Commercial Code, approve the said
       report and the agreements referred to therein

O.6    Ratify the appointment of Mr. Francis Mer as              Mgmt          For                            For
       a Director until the close of the OGM called
       to rule on the financial statements for the
       year 2007-2008

O.7    Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the one set forth in Resolution Number
       10 and given by the CGM of 09 JUL 2004, to
       trade in the Company s shares on the stock
       market, as per the following conditions: maximum
       purchase price: EUR 5.00, maximum number of
       shares to be traded: 10% of Company s share
       capital, i.e. 549,721,140 shares, maximum amount
       liable to be used for such repurchases: EUR
       2,748,605,700.00;  Authority expires at the
       general meeting called to approve the financial
       statements for the year began on 01 APR 2005

O.8    Receive the Board of Directors  report, approve           Mgmt          For                            For
       to consolidate the Company s shares of a par
       value of EUR 0.35 each, with a ratio of exchange
       of 40 shares of a par value of EUR 0.35 against
       1 new share of a par value of EUR 14.00; and
       amend the Articles of Association Number 6
       Registered Capital  and 15.3  Functioning
       of the General Meetings - Voting Right

E.9    Authorize the Board of Directors in order to              Mgmt          For                            For
       increase the share capital in one or more transactions,
       in France or abroad, by a maximum nominal amount
       of EUR 600,000,000.00: by way of issuing, with
       preferred subscription rights maintained, ordinary
       shares and any other securities giving access
       to existing shares or shares to be issued of
       the Company, or of a Company in which it owns
       over half of the capital, to be subscribed
       either in cash or by the offsetting of debts,
       or giving right to the allocation of debt securities,
       and by way of capitalizing reserves, profits,
       premiums or other means, provided that such
       capitalization is allowed, to be carried out
       through the issue of bonus shares or the raise
       of the par value of the existing shares;  Authority
       expires at the end of 26 months ; the nominal
       value of debt securities issued shall not exceed
       EUR 1,500,000,000.00; the number of securities
       to be issued can be increased under the terms
       of Article L. 225-135-1 of the French Commercial
       Code and within the limit of the aggregate
       ceiling of the share capital of EUR 600,000,000.00;
       and to take all necessary measures and accomplish
       all necessary formalities

E.10   Authorize the Board of Directors in order to              Mgmt          For                            For
       increase the share capital in one or more transactions,
       in France or abroad, by a maximum nominal amount
       of EUR 600,000,000.00, by way of issuing, without
       preferred subscription right, ordinary shares
       and any other securities giving access to existing
       shares or shares to be issued of the Company,
       or of a Company in which it owns over half
       of the capital, to be subscribed either in
       cash or by the offsetting of debts, or giving
       right to the allocation of debt securities;
       Authority expires at the end of 26 months
       ; the nominal value of debt securities issued
       shall not exceed EUR 1,500,000,000.00; and
       to issue, within the limit of the aggregate
       ceiling of the share capital of EUR 600,000,000.00,
       the Company s ordinary shares and, or securities
       giving access to the existing shares or shares
       to be issued, in consideration for securities
       tendered in a public exchange offer initiated
       by the Company under the terms of Article L.
       225-148 of the French Commercial Code; the
       number of securities to be issued can be increased
       under the terms of Article L. 225-135-1 of
       the French Commercial Code and with in the
       limit of the aggregate ceiling of the share
       capital of EUR 600,000,000.00; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.11   Authorize the Board of Directors to increase              Mgmt          Abstain                        Against
       the share capital, within the limit of 10%
       of the share capital, by way of issuing ordinary
       shares or securities giving access to giving
       access to the Company s shares, in consideration
       for the contributions in kind granted to the
       Company and comprised of equity securities
       or securities giving access to share capital,
       without the shareholders  preferential subscription
       rights; this amount shall not count against
       the ceiling of the capital increase set forth
       in Resolutions Number 9 and 10;  Authority
       expires at the end of 26 months ; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.12   Authorize the Board of Directors to proceed               Mgmt          For                            For
       with allocations free of charge of the Company
       s existing ordinary shares or to be issued,
       in favour of the employees or the Officers
       of the Company or its subsidiaries, provided
       that they shall not represent more than 2.5%
       of the share capital;  Authority expires at
       the end of 38 months ; and authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.13   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the balance unused, the authorization set
       forth in Resolution Number 17 and given by
       the CGM of 09 JUL 2004 to increase the share
       capital, in one or more transactions, in favour
       of the Company and its subsidiaries  members
       of a Company Savings Plan;  Authority expires
       at the end of 26 months , for an amount, which
       shall not exceed 2.5% of the Company capital

O.14   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital by cancelling all or part of
       the shares held by the Company in connection
       with a Stock Repurchase Plan, provided that
       the total number of shares cancelled does not
       exceed 10% of the capital, and in accordance
       with the legal and statutory provisions in
       force;  Authority expires at the end of 24
       months ; and authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

O.15   Amend the Articles of Association Number 9                Mgmt          For                            For
       Board of Directors  in order to adapt it to
       the next ruling the representation of the French
       state in the Company s Board of Directors and
       to modify the minimum number of shares to be
       held by the Directors, but the French state
       representative, consequently to the shares
       consolidation set forth in Resolution Number
       8

E.16   Grant all powers to the bearer of a copy or               Mgmt          For                            For
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 AMERICA MOVIL SA DE CV, MEXICO                                                              Agenda Number:  700924954
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0280A101
    Meeting Type:  EGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  MXP001691213
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU                 Non-Voting    No vote

I.     Elect the Directors to represent Class L shareholders     Mgmt          For                            For

II.    Appoint the delegates who will carry out the              Mgmt          For                            For
       resolutions passed by this meeting and, if
       relevant, formalize them as appropriate resolutions
       in this regard




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LIMITED                                                                   Agenda Number:  932470937
--------------------------------------------------------------------------------------------------------------------------
        Security:  035128206
    Meeting Type:  Special
    Meeting Date:  10-Apr-2006
          Ticker:  AU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     RESOLVED AS AN ORDINARY RESOLUTION AND AS A               Mgmt          For
       SPECIFIC AUTHORITY TO ISSUE SECURITIES FOR
       CASH IN TERMS OF THE LISTINGS REQUIREMENTS
       OF THE JSE LIMITED ( JSE ), ALL AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT.

O2     DIRECTORS  AUTHORITY TO ALLOT AND ISSUE SHARES            Mgmt          For
       FOR CASH SUBJECT TO SPECIFIC AUTHORITY, ALL
       AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LIMITED                                                                   Agenda Number:  932485243
--------------------------------------------------------------------------------------------------------------------------
        Security:  035128206
    Meeting Type:  Annual
    Meeting Date:  05-May-2006
          Ticker:  AU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     ORDINARY RESOLUTION NO. 1 ADOPTION OF FINANCIAL           Mgmt          For
       STATEMENTS

O2     DIRECTOR
       MR FB ARISMAN*                                            Mgmt          For
       MRS E LE R BRADLEY*                                       Mgmt          For
       MR RP EDEY*                                               Mgmt          For
       MR RM GODSELL*                                            Mgmt          For
       DR TJ MOTLATSI*                                           Mgmt          For
       MR RE BANNERMAN**                                         Mgmt          For
       MR R CARVALHO SILVA**                                     Mgmt          For
       MR R MEDORI**                                             Mgmt          For
       MR NF NICOLAU**                                           Mgmt          For
       MR S VENKATAKRISHNAN**                                    Mgmt          For

O12    ORDINARY RESOLUTION NO. 12 PLACEMENT OF UNISSUED          Mgmt          For
       SHARES UNDER THE CONTROL OF THE DIRECTORS

O13    ORDINARY RESOLUTION NO. 13 AUTHORITY TO ISSUE             Mgmt          Against
       SHARES FOR CASH

S14    ORDINARY RESOLUTION NO. 14 APPROVAL OF REMUNERATION       Mgmt          For
       OF THE COMPANY S PRESIDENT AS NON-EXECUTIVE
       DIRECTOR

S15    SPECIAL RESOLUTION NO. 1 AUTHORITY TO ACQUIRE             Mgmt          For
       THE COMPANY S OWN SHARES




--------------------------------------------------------------------------------------------------------------------------
 ANTENA 3 DE TELEVISION SA, MADRID                                                           Agenda Number:  700889465
--------------------------------------------------------------------------------------------------------------------------
        Security:  E05009159
    Meeting Type:  OGM
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  ES0109427734
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 290665 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       30 MAR 2006. YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            For
       profits and loss account and notes to the accounts,
       the management report of both Antena 3 Television
       and its consolidated Group and the Company
       management; all of the foregoing with reference
       to the YE 31 DEC 2005

2.     Approve the application of 2005 profits and               Mgmt          For                            For
       distribution of dividend

3.1    Amend the Article 18 about convening procedures           Mgmt          For                            For
       of the Articles of the Association as specified

3.2    Amend the Article 30 about Directors appointment          Mgmt          Abstain                        Against
       period of the Articles of the Association as
       specified

3.3    Amend the Article 34 about remuneration of the            Mgmt          For                            For
       Articles of the Association as specified

4.     Approve to fix the Directors remuneration                 Mgmt          For                            For

5.     Amend the regulations of the general meeting              Mgmt          For                            For
       of shareholder: Article 9, about notices

6.     Ratify the appointment of a Director made by              Mgmt          For                            For
       the Board at the previous general meeting,
       by the system of co-option

7.     Grant authority of the derivative acquisition             Mgmt          For                            For
       of own shares, either directly or via Group
       Companies

8.     Appoint the Financial Auditors of Antena 3 De             Mgmt          For                            For
       Television S.A. and its consolidated Group

9.     Grant authority to execute, construe, rectify             Mgmt          For                            For
       and implement the resolutions adopted by the
       general meeting, with authority to deputy the
       powers granted to the Board of Directors by
       the meeting and to convert such resolutions
       into a public instrument




--------------------------------------------------------------------------------------------------------------------------
 ASAHI GLASS CO LTD                                                                          Agenda Number:  700892715
--------------------------------------------------------------------------------------------------------------------------
        Security:  J02394120
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3112000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   7.5, Final
       JY 7.5, Special JY 0

2      Amend Articles to: Update Language of Articles            Mgmt          For                            For
       to Reflect New Corporate Law

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For

3.4    Elect Director                                            Mgmt          For                            For

3.5    Elect Director                                            Mgmt          For                            For

3.6    Elect Director                                            Mgmt          For                            For

3.7    Elect Director                                            Mgmt          For                            For

4      Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Appoint External Audit Firm                               Mgmt          For                            For

6      Approve Executive Stock Option Plan                       Mgmt          For                            For

7      Approve Special Bonus for Family of Deceased              Mgmt          Abstain                        Against
       Director




--------------------------------------------------------------------------------------------------------------------------
 ASM LITHOGRAPHY HOLDING                                                                     Agenda Number:  932443776
--------------------------------------------------------------------------------------------------------------------------
        Security:  N07059111
    Meeting Type:  Annual
    Meeting Date:  23-Mar-2006
          Ticker:  ASML
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

03     DISCUSSION OF ANNUAL REPORT 2005 AND ADOPTION             Mgmt          For                            For
       OF THE FINANCIAL STATEMENTS ( FY ) 2005, AS
       PREPARED IN ACCORDANCE WITH DUTCH LAW

04     DISCHARGE OF THE MEMBERS OF THE BOARD OF MANAGEMENT       Mgmt          For                            For
       ( BOM ) FROM LIABILITY FOR THE FY 2005.

05     DISCHARGE OF THE MEMBERS OF THE SUPERVISORY               Mgmt          For                            For
       BOARD FROM LIABILITY FOR THE FY 2005.

07     TO AMEND THE ARTICLES OF ASSOCIATION OF THE               Mgmt          For                            For
       COMPANY.

08     ADOPTION OF THE REVISED REMUNERATION POLICY               Mgmt          For                            For
       FOR THE BOM.

9A     APPROVAL OF THE PERFORMANCE STOCK ARRANGEMENT             Mgmt          For                            For
       FOR THE BOM, AS MORE FULLY DESCRIBED IN THE
       AGENDA.

9B     APPROVAL OF THE PERFORMANCE STOCK OPTION ARRANGEMENT      Mgmt          For                            For
       FOR THE BOM, AS MORE FULLY DESCRIBED IN THE
       AGENDA.

9C     APPROVAL OF THE STOCK OPTION ARRANGEMENTS FOR             Mgmt          For                            For
       THE ASML EMPLOYEES, AS MORE FULLY DESCRIBED
       IN THE AGENDA.

9D     AUTHORIZATION OF THE BOARD OF MANAGEMENT TO               Mgmt          For                            For
       ISSUE 22,000 SIGN-ON STOCK AND 22,000 SIGN-ON
       STOCK OPTIONS TO MR. K.P. FUCHS.

11     TO RE-APPOINT MR. DEKKER AS MEMBER OF THE SUPERVISORY     Mgmt          For                            For
       BOARD.

13A    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          For                            For
       TO ISSUE SHARES OR RIGHTS TO SUBSCRIBE FOR
       A LIMIT OF 10% OF THE SHARE CAPITAL.

13B    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          Against                        Against
       TO RESTRICT OR EXCLUDE THE PRE-EMPTION RIGHT
       ACCRUING TO SHAREHOLDERS.

13C    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          Against                        Against
       TO ISSUE SHARES OR RIGHTS TO SUBSCRIBE FOR
       AN ADDITIONAL 10% OF THE CAPITAL.

13D    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          Against                        Against
       FROM MARCH 23, 2006, TO RESTRICT THE PRE-EMPTION
       RIGHT ACCRUING TO SHAREHOLDERS

14     TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          For                            For
       TO ACQUIRE OWN SHARES.




--------------------------------------------------------------------------------------------------------------------------
 ASML HLDG N V                                                                               Agenda Number:  700890747
--------------------------------------------------------------------------------------------------------------------------
        Security:  N07059160
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2006
          Ticker:
            ISIN:  NL0000334365
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 291783 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 16 MAR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening                                                   Non-Voting    No vote

2.     Overview of the Company s business and the financial      Non-Voting    No vote
       situation

3.     Receive the annual report 2005 and adopt the              Mgmt          For                            For
       financial statements for the FY 2005, as prepared
       in accordance with Dutch Law

4.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Management from liability for their responsibilities
       in the FY 2005

5.     Grant discharge the Members of the Supervisory            Mgmt          For                            For
       Board from liability of their responsibilities
       in the FY 2005

6.     Approve the clarification of the reserves and             Mgmt          For                            For
       Dividend Policy

7.     Amend the Articles of Association of the Company;         Mgmt          For                            For
       in relation to the cancellation of the priority
       shares and in relation to a possible amendment
       of applicable law to extend the term for the
       record date

8.     Adopt the Revised Remuneration Policy for the             Mgmt          For                            For
       Board of Management

9.A    Approve the performance stock arrangement for             Mgmt          For                            For
       the Management Board and authorize the Management
       Board to issue the performance stock pursuant
       to this performance stock arrangement, subject
       to the approval of the Supervisory Board

9.B    Approve the performance stock option arrangement          Mgmt          For                            For
       for the Management Board and authorize the
       Management Board to issue the stock options
       pursuant to this performance stock option arrangement,
       subject to the approval of the Supervisory
       Board

9.C    Approve the number of stock options available             Mgmt          For                            For
       for ASML employee stock options arrangements
       and authorize the Management Board to issue
       stock options pursuant to these stock option
       arrangement for the ASML employees, subject
       to the approval of the Supervisory Board

9.D    Authorize the Management Board to issue 22,000            Mgmt          For                            For
       sign on stock and 22,000 sign on stock options
       to Mr. K.P. Fuchs

10.    Approve: the composition of the Board of Management;      Mgmt          For                            For
       the notification of the intention of the Supervisory
       Board to appoint Mr. K.P. Fuchs as Member of
       the Board of Management effective from 23 MAR
       2006 -final version 2002062

11.    Approve the composition of the Supervisory Board,         Mgmt          For                            For
       and re-appoint Mr. J.A. Dekker to the Supervisory
       Board, effective 23 MAR 2006 as nominated by
       the Supervisory Board

12.    Approve the composition of the Supervisory Board          Mgmt          For                            For
       in 2007 and the notification that Mr. H. Bodt
       will retire by rotation in 2007

13.A   Authorize the Management Board to issue shares            Mgmt          For                            For
       or rights to subscribe for shares in the capital
       of the Company, subject to the approval of
       the Supervisory Board, limited to 10% of the
       issued capital at the time of the authorization;
       Authority expires at the end of 18 months

13.B   Authorize the Management Board to restrict or             Mgmt          Against                        Against
       exclude the pre-emption rights-accruing to
       shareholders in connection with the issue of
       shares or rights to subscribe for share as
       described;  Authority expires at the end of
       18 months

13.C   Authorize the Management Board to subscribe               Mgmt          Against                        Against
       for shares in the capital of the Company, subject
       to the approval of the Supervisory Board, for
       an additional 10% of the issued capital at
       the time of the authorization, which 10% can
       only be issued in connection with or on the
       occasion of mergers and/or acquisitions;  Authority
       expires at the end of 18 months

13.D   Authorize the Management Board to restrict or             Mgmt          Against                        Against
       exclude the pre-emption rights accruing to
       shareholders in connection with the issue of
       shares or rights to subscribe for shares as
       specified, subject to approval from the Supervisory
       Board;  Authority expires at the end of 18
       months

14.    Authorize the Board of Management for a period            Mgmt          For                            For
       of 18 months from 23 MAR 2006, to acquire such
       a number of shares in the Company s capital
       as permitted within the limits of the law and
       the Articles of Association of the Company,
       for valuable consideration, on Euronext Amsterdam
       N.V. or the Nasdaq National Market or otherwise,
       at a price between, on the one hand, an amount
       equal to the nominal value of the shares and,
       on the other hand, an amount equal to 110%
       of the market price of these shares on Euronext
       Amsterdam N.V. or the Nasdaq National Market;
       the market price being the average of the highest
       price on each of the five days of trading prior
       to the date of acquisition, as specified in
       the official price list of Euronext Amsterdam
       N.V. or as reported on the Nasdaq National
       market

15.    Any other business                                        Other         Abstain                        *

16.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASTRAZENECA PLC                                                                             Agenda Number:  700904407
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0593M107
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0009895292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s accounts and the reports            Mgmt          For                            For
       of the Directors and the Auditor for the YE
       31 DEC 2005

2.     Approve to confirm the 1st interim dividend               Mgmt          For                            For
       of USD 0.38  21.9 pence, SEK 2.99  per ordinary
       share and to confirm as the final dividend
       for 2005 the 2nd interim dividend of USD 0.92
       51.8 pence SEK 7.02  per ordinary share

3.     Re-appoint KPMG Audit Plc, London as the Auditor          Mgmt          For                            For

4.     Authorize the Directors to agree the remuneration         Mgmt          For                            For
       of the Auditor

5.A    Re-elect Mr. Louis Schweitzer as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.B    Re-elect Mr. Hakan Mogren KBE as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.C    Re-elect Mr. David R. Brennan as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.D    Re-elect Mr. Jonathon Symonds as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.E    Re-elect Mr. John Patterson FRCP as a Director,           Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.F    Re-elect Sir. Peter Bonfield CBE, FREng as a              Mgmt          For                            For
       Director, in accordance with the Article 65
       of the Company s Articles of Association

5.G    Re-elect Mr. John Buchanan as a Director, in              Mgmt          For                            For
       accordance with the Article 65 of the Company
       s Articles of Association

5.H    Re-elect Ms. Jane Henney as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.I    Re-elect Ms. Michele Hooper as a Director, in             Mgmt          For                            For
       accordance with the Article 65 of the Company
       s Articles of Association

5.J    Re-elect Mr. Joe Jimenez as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.K    Re-elect Ms. Erna Moller as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.L    Re-elect Mr. Marcus Wallenberg as a Director,             Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.M    Re-elect Dame Nancy Rothwell FRS as a Director,           Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

6.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005 as specified

7.     Authorize the Company and any Company which               Mgmt          For                            For
       is or becomes a Subsidiary of the Company during
       the period to which this resolution relates
       to, for the purposes of Part XA of the Companies
       Act 1985, to make donations to EU Political
       Organizations or incur EU Political Expenditure
       during the period ending on the date the of
       the Company s AGM in 2006 provided that any
       such donations and expenditure made by the
       Company together with those made by any subsidiary
       Company while it is a subsidiary of the Company
       not exceeding in aggregate of USD 150,000 during
       that period

8.     Approve to renew the authority and power to               Mgmt          For                            For
       allot new shares conferred on the Directors
       by Article 7.1 of the Company s Articles of
       Association, up to an aggregate nominal amount
       of USD 131,364,668  Section 80 ;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company in 2007 or on 30 JUN
       2007

S.9    Approve to renew the power conferred on the               Mgmt          For                            For
       Directors by Article 7.2 of the Company s Articles
       of Association, up to an aggregate nominal
       amount of USD 19,704,700  Section 89 ;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company in 2007 or on 30 JUN
       2007

S.10   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of that Act  of a maximum
       number of shares which may be purchased is
       10% of the Company s share capital of USD 0.25
       each in the capital of the Company, at a minimum
       price of USD 0.25 and up to 105% of the average
       of middle market values of the Company s ordinary
       shares as derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the AGM of the Company in 2007
       or 30 JUN 2007 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 AU OPTRONICS CORP                                                                           Agenda Number:  700967928
--------------------------------------------------------------------------------------------------------------------------
        Security:  002255107
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  US0022551073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the 2005 business report and financial            Mgmt          For                            For
       statements, as specified

2.     Approve the distribution of 2005 profits, as              Mgmt          For                            For
       specified

3.     Approve the capitalization of 2005 stock dividends        Mgmt          For                            For
       and employee stock bonus, as specified

4.     Approve the merger with Quanta Display Inc.               Mgmt          For                            For
       and issuance of new common shares to the shareholders
       of the Quanta Display Inc., as specified

5.     Approve the revisions to the Articles of Incorporation,   Mgmt          For                            For
       as specified

6.     Approve the revisions to the Rules for the Election       Mgmt          For                            For
       of the Directors and the Supervisors, as specified

7.     Approve the revisions to the Guidelines for               Mgmt          For                            For
       the Endorsements and Guarantees, as specified

8.     Approve to opt for tax benefits on the issuance           Mgmt          For                            For
       of new common shares in 2005 in accordance
       with the Statute of Upgrading Industries, as
       specified




--------------------------------------------------------------------------------------------------------------------------
 AUTOSTRADE SPA, ROMA                                                                        Agenda Number:  700982689
--------------------------------------------------------------------------------------------------------------------------
        Security:  T0708B109
    Meeting Type:  OGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  IT0003506190
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU

       PLEASE NOTE THAT THIS IS AN MIX MEETING. THANK            Non-Voting    No vote
       YOU

E.1    Approve the merger draft Autostrade SPA into              Mgmt          For                            For
       Albertis Infraestructruas SA, following listing
       of Albertis Infraestructuras SA shares on the
       Italian  Market consequent and inherent resolutions

O.1    Appoint the Board of Directors                            Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AXA                                                                                         Agenda Number:  932417480
--------------------------------------------------------------------------------------------------------------------------
        Security:  054536107
    Meeting Type:  Special
    Meeting Date:  16-Dec-2005
          Ticker:  AXA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     REVIEW AND APPROVAL OF THE MERGER OF FINAXA               Mgmt          For                            For
       INTO AXA - APPROVAL OF ITS CONTRIBUTION CONSIDERATION
       AND THE RELATED CAPITAL INCREASE SUBJECT TO
       THE CONDITIONS PRECEDENT RELATING TO THE MERGER

02     ALLOCATION OF THE MERGER PREMIUM OF FINAXA INTO           Mgmt          For                            For
       AXA SUBJECT TO THE SATISFACTION OF THE CONDITIONS
       PRECEDENT OF THE MERGER

03     CAPITAL DECREASE NOT JUSTIFIED BY LOSSES                  Mgmt          For                            For

04     SUCCESSION TO THE OBLIGATIONS OF FINAXA PURSUANT          Mgmt          For                            For
       TO THE 2.75% 1997/2006 FINAXA CONVERTIBLE BONDS
       AND RENUNCIATION

05     SUCCESSION TO THE OBLIGATIONS OF FINAXA PURSUANT          Mgmt          For                            For
       TO THE SUBSCRIPTION OPTIONS GRANTED BY FINAXA
       AND RENUNCIATION

06     ACKNOWLEDGEMENT OF THE COMPLETION OF THE MERGER           Mgmt          For                            For
       OF FINAXA INTO AXA AND OF THE RELATED CAPITAL
       INCREASE

07     AMENDMENT OF ARTICLE 6 OF THE BYLAWS                      Mgmt          For                            For

08     ISSUANCE OF CONVERTIBLE BONDS RESERVED TO 3%              Mgmt          For                            For
       1998/2007 FINAXA BONDS HOLDERS WITH POSSIBILITY
       OF EXCHANGE INTO AXA SHARES

09     REMOVAL OF THE PREFERENTIAL SUBSCRIPTION RIGHTS           Mgmt          For                            For
       RELATING TO THE CONVERTIBLE BONDS TO THE BENEFIT
       OF NAMED PERSONS

10     AUTHORIZATION GRANTED TO THE MANAGEMENT BOARD             Mgmt          For
       TO RESOLVE TO ISSUE SECURITIES WITH IMMEDIATE
       ACCESS TO THE SHARE CAPITAL

11     GRANT FULL AUTHORITY TO THE BEARER A COPY OF              Mgmt          For                            For
       THESE MINUTES TO COMPLY WITH ALL FORMAL PUBLICATION,
       AND SIGN ALL DOCUMENTS.




--------------------------------------------------------------------------------------------------------------------------
 AXA                                                                                         Agenda Number:  932472967
--------------------------------------------------------------------------------------------------------------------------
        Security:  054536EKH
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     APPROVAL OF THE COMPANY S FINANCIAL STATEMENTS            Mgmt          For
       FOR 2005 - PARENT ONLY

O2     APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS         Mgmt          For
       FOR 2005

O3     EARNINGS APPROPRIATION AND DECLARATION OF A               Mgmt          For
       DIVIDEND OF EURO 0.88

O4     APPROVAL OF THE AGREEMENTS MENTIONED IN THE               Mgmt          For
       AUDITORS  SPECIAL REPORT

O5     APPOINTMENT OF MR NORBERT DENTRESSANGLE TO THE            Mgmt          For
       SUPERVISORY BOARD

O6     RE-ELECTION OF STATUTORY AUDITOR PRICEWATERHOUSECOOPERS   Mgmt          For
       AUDIT FOR A SIX-YEAR TERM

O7     RE-ELECTION OF ALTERNATE STATUTORY AUDITOR MR.            Mgmt          For
       PATRICK FROTIEE FOR A SIX-YEAR TERM

O8     AUTHORIZATION GRANTED TO THE MANAGEMENT BOARD             Mgmt          For
       TO PURCHASE THE COMPANY S SHARES

E9     AUTHORIZATION GRANTED TO THE MANAGEMENT BOARD             Mgmt          For
       TO REDUCE CAPITAL THROUGH THE CANCELLATION
       OF SHARES

E10    AUTHORIZATION TO COMPLY WITH ALL FORMAL REQUIREMENTS      Mgmt          For
       IN CONNECTION WITH THIS MEETING




--------------------------------------------------------------------------------------------------------------------------
 BAJAJ AUTO LTD                                                                              Agenda Number:  700768332
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0546X143
    Meeting Type:  AGM
    Meeting Date:  16-Jul-2005
          Ticker:
            ISIN:  INE118A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited balance sheet as at 31 MAR              Mgmt          For                            For
       2005 and the profit and loss account for the
       YE 31 MAR 2005 and the Directors  and Auditors
       reports thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Ms. Suman Kirloskar as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. S.H. Khan as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. D.J. Balaji Rao as a Director,             Mgmt          For                            For
       who retires by rotation

6.     Appoint Auditors of the Company for the period            Mgmt          For                            For
       commencing from the conclusion of this AGM
       till the conclusion of the next AGM and approve
       to fix their remuneration

7.     Appoint Mr. Tarun Das as a Director of the Company,       Mgmt          For                            For
       liable to retire by rotation

8.     Appoint Mr. Manish Kejriwal as a Director of              Mgmt          For                            For
       the Company, liable to retire by rotation

S.9    Approve, pursuant to the provisions of sections           Mgmt          For                            For
       198, 269, 309, 310, 311 and other applicable
       provisions, if any, of the Companies Act, 1956
       including any amendment thereto or re-enactment
       thereof for the time being in force  and Schedule
       XIII thereto  including any amendment or statutory
       modification thereto for the time being in
       force  and subject to such sanctions as may
       be necessary, the appointment of Mr. Rahul
       Bajaj as the Chairman of the Company for a
       5 year term commencing from 01 APR 2005 till
       31 MAR 2010 on the terms and conditions including
       remuneration and minimum remuneration in the
       event of absence or inadequacy of profits as
       specified and in the agreement entered into
       between the Company and Mr. Rahul Bajaj, which
       agreement is hereby approved, with liberty
       to the Board of Directors to alter or vary
       the terms and conditions and remuneration including
       minimum remuneration in such manner as the
       Board may deem fit and is acceptable to Mr.
       Rahul Bajaj; and authorize the Board of Directors,
       in the event of any statutory amendment, modification
       or relaxation by the Central Government to
       Schedule XIII to the Companies Act, 1956, to
       vary or increase the remuneration including
       salary, commission, perquisites, allowances
       etc. within such prescribed limit or ceiling
       and the said agreement between the Company
       and Mr. Rahul Bajaj be suitably amended to
       give effect to such modification, relaxation
       or variation without any further reference
       to the Members of the Company in general meeting;
       and to take such steps as may be necessary
       to give effect to this resolution

S.10   Approve, in supersession of the resolution passed         Mgmt          For                            For
       at the 55th AGM held on 29 JUL 2000 and pursuant
       to the provisions of Sections 198, 269, 309,
       310, 311 and other applicable provisions, if
       any, of the Companies Act, 1956  including
       any amendment thereto or re-enactment thereof
       for the time being in force  and Schedule XIII
       thereto  including any amendment or statutory
       modification thereto for the time being in
       force  and subject to such sanctions as may
       be necessary, the appointment of Mr. Madhur
       Bajaj as the Vice Chairman of the Company for
       a 5 year term commencing from 01 APR 2005 till
       31 MAR 2010 on the terms and conditions including
       remuneration and minimum remuneration in the
       event of absence or inadequacy of profits as
       specified and in the agreement entered into
       between the Company and Mr. Madhur Bajaj, which
       agreement is hereby approved, with liberty
       to the Board of Directors, to alter or vary
       the terms and conditions and remuneration including
       minimum remuneration in such manner as the
       Board may deem fit and is acceptable to Mr.
       Madhur Bajaj; and authorize the Board of Directors
       of the Company, in the event of any statutory
       amendment, modification or relaxation by the
       Central Government to Schedule XIII to the
       Companies Act, 1956, to vary or increase the
       remuneration including salary, commission,
       perquisites, allowances etc. within such prescribed
       limit or ceiling and the said agreement between
       the Company and Mr. Madhur Bajaj be suitably
       amended to give effect to such modification,
       relaxation or variation without any further
       reference to the Members of the Company in
       general meeting; and to take such steps as
       may be necessary to give effect to this resolution

S.11   Approve, in supersession of the resolutions               Mgmt          For                            For
       passed at the 57th AGM held on 27 JUL 2002
       and pursuant to the provisions of sections
       198, 269, 309, 310, 311 and other applicable
       provisions, if any, of the Companies Act, 1956
       including any amendment thereto or re-enactment
       thereof for the time being in force  and Schedule
       XIII thereto  including any amendment or statutory
       modification thereto for the time being in
       force  and subject to such sanctions as may
       be necessary, the appointment of Mr. Rajiv
       Bajaj as the Managing Director of the Company
       for a 5 year term commencing from 01 APR 2005
       till 31 MAR 2010 on the terms and conditions
       including remuneration and minimum remuneration
       in the event of absence or inadequacy of profits
       as specified and in the agreement entered into
       between the Company and Mr. Rajiv Bajaj, which
       agreement is hereby approved, with liberty
       to the Board of Directors, to alter or vary
       the terms and conditions and remuneration including
       minimum remuneration in such manner as the
       Board may deem fit and is acceptable to Mr.
       Rajiv Bajaj; authorize the Board of Directors
       of the Company, in the event of any statutory
       amendment, modification or relaxation by the
       Central Government to Schedule XIII to the
       Companies Act, 1956, to vary or increase the
       remuneration including salary, commission,
       perquisites, allowances etc. within such prescribed
       limit or ceiling and the said agreement between
       the Company and Mr. Rajiv Bajaj be suitably
       amended to give effect to such modification,
       relaxation or variation without any further
       reference to the Members of the Company in
       general meeting; and to take such steps as
       may be necessary to give effect to this resolution

12.    Appoint Mr. Sanjiv Bajaj as a Director of the             Mgmt          For                            For
       Company, not liable to retire by rotation

S.13   Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 310, 311 and other applicable
       provisions, if any, of the Companies Act, 1956
       including any amendment thereto or re-enactment
       thereof for the time being in force  and Schedule
       X II thereto  including any amendment or statutory
       modification thereto for the time being in
       force and subject to such sanctions as may
       be necessary, the appointment of Mr. Sanjiv
       Bajaj as the Executive Director of the Company
       for a term commencing from 15 SEP 2004 till
       31 MAR 2009 on the terms and conditions including
       remuneration and minimum remuneration in the
       event of absence or inadequacy of profits as
       specified and in the agreement entered into
       between the Company and Mr. Sanjiv Bajaj, which
       agreement is hereby approved, with liberty
       to the Board of Directors, to alter or vary
       the terms and conditions and remuneration including
       minimum remuneration in such manner as the
       Board may deem fit and is acceptable to Mr.
       Sanjiv Bajaj; and authorize the Board of Directors
       of the Company, in the event of any statutory
       amendment, modification or relaxation by the
       Central Government to Schedule XIII to the
       Companies Act, 1956, to vary or increase the
       remuneration including salary, commission,
       perquisites, allowances etc. within such prescribed
       limit or ceiling and the said agreement between
       the Company and Mr. Sanjiv Bajaj be suitably
       amended to give effect to such modification,
       relaxation or variation without any further
       reference to the Members of the Company in
       general meeting; and to take such steps as
       may be necessary to give effect to this resolution

S.14   Amend Articles 111 and 142 of the Articles of             Mgmt          For                            For
       Association of the Company to provide for a
       maximum of 18 Directors instead of 1 5 as at
       present; and approve that, pursuant to Section
       31 and all other applicable provisions, if
       any, of the Companies Act, 1956, and subject
       to such approvals, consents, permissions and
       sanctions as may be necessary, the existing
       Articles 111 and 142 of the Articles of Association
       of the Company shall stand deleted and substituted
       thereof with the new Articles 111 and 142 as
       specified with immediate effect or with effect
       from the date of Central Government s approval,
       if applicable, in accordance with the provisions
       of the Companies Act, 1956; authorize the Board
       of Directors of the Company to take a such
       steps as may be necessary, proper or expedient
       to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 BANCO BILBAO VIZCAYA ARGENTARIA S.A.                                                        Agenda Number:  932442546
--------------------------------------------------------------------------------------------------------------------------
        Security:  05946K101
    Meeting Type:  Annual
    Meeting Date:  18-Mar-2006
          Ticker:  BBV
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     EXAMINATION AND APPROVAL OF THE ANNUAL ACCOUNTS           Mgmt          For                            For
       AND MANAGEMENT REPORT FOR BANCO BILBAO VIZCAYA
       ARGENTARIA, S.A.

2A     APPOINTMENT OF MR. TOMAS ALFARO DRAKE.                    Mgmt          For                            For

2B     RE-ELECTION OF MR. JUAN CARLOS ALVAREZ MEZQUIRIZ.         Mgmt          For                            For

2C     RE-ELECTION OF MR. CARLOS LORING MARTINEZ DE              Mgmt          For                            For
       IRUJO.

2D     RE-ELECTION OF MS. SUSANA RODRIGUEZ VIDARTE.              Mgmt          For                            For

03     ANNULLING, INSOFAR AS UNUSED, THE AUTHORISATION           Mgmt          For                            For
       CONFERRED AT THE BBVA GENERAL SHAREHOLDERS
       MEETING OF 28TH FEBRUARY 2004.

04     AUTHORISATION FOR THE COMPANY TO ACQUIRE TREASURY         Mgmt          For                            For
       STOCK DIRECTLY OR THROUGH GROUP COMPANIES.

05     RE-ELECTION OF AUDITORS FOR THE 2006 ACCOUNTS.            Mgmt          For                            For

06     APPROVAL, FOR APPLICATION BY THE BANK AND ITS             Mgmt          For                            For
       SUBSIDIARIES, OF A LONG-TERM SHARE-BASED REMUNERATION
       PLAN FOR MEMBERS OF THE TEAM

07     TO AMEND ARTICLE 53 OF THE COMPANY BYLAWS,                Mgmt          For                            For
       APPLICATION OF EARNINGS , IN ORDER TO CONTEMPLATE
       THE POSSIBILITY OF REMUNERATING MEMBERS OF
       THE BOARD OF DIRECTORS.

08     APPROVAL, FOR APPLICATION BY THE BANK, OF A               Mgmt          For                            For
       DEFERRED REMUNERATION SYSTEM FOR NON-EXECUTIVE
       DIRECTORS.

09     CONFERRAL OF AUTHORITY TO THE BOARD OF DIRECTORS          Mgmt          For                            For
       TO FORMALISE, CORRECT, INTERPRET AND IMPLEMENT
       RESOLUTIONS ADOPTED BY THE AGM




--------------------------------------------------------------------------------------------------------------------------
 BANCO BRADESCO S A                                                                          Agenda Number:  700893882
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808G117
    Meeting Type:  MIX
    Meeting Date:  27-Mar-2006
          Ticker:
            ISIN:  BRBBDCACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       293578 DUE TO DECREASE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET.  ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED.  SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU

       PREFERRED SHAREHOLDERS CAN VOTE ONLY ON RESOLUTION        Non-Voting    No vote
       3. THANK YOU.

1.     Approve to take the accounts of the Directors             Non-Voting    No vote
       , to examine, discuss and vote upon the Board
       of Directors annual report, the financial statements,
       including the distribution of the net profits
       and Independent Auditors report relating to
       FYE 31 DEC 2005

2.     Elect the Members of the Board of Directors               Non-Voting    No vote

3.     Elect the Members of the Finance Committee                Mgmt          For                            For

4.     Approve to set the Directors  global, annual              Non-Voting    No vote
       remuneration in accordance with the terms of
       the Company By laws

E.1    Approve to cancel shares held in treasury, which          Non-Voting    No vote
       represent its own Corporate capital, without
       reducing Corporate capital and to transform
       the ethical conduct Committee, already in existence,
       into a body established by the Bylaws, coming
       into line with the best practices of Corporate
       Governance

E.2    Approve to consolidate the Corporate Bylaws               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HLDG FINANCEIRA   S A                                                            Agenda Number:  700931769
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTION 4

1.     Acknowledge the Board of Directors report and             Non-Voting    No vote
       the opinions of the Finance Committee, the
       Independent Auditors and the Internal Controls
       Committee, and approve the balance sheets,
       accounts and the explanatory notes for the
       FYE 31 DEC 2005

2.     Approve the distribution of the FYs net profits           Non-Voting    No vote

3.     Elect the Members of the Board of Directors               Non-Voting    No vote

4.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitute

5.     Approve to set the Directors, the Board of Directors,     Non-Voting    No vote
       the Consultative and International Consultative
       Councils and the Finance Committee remuneration




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO S.A.                                                        Agenda Number:  932539541
--------------------------------------------------------------------------------------------------------------------------
        Security:  05964H105
    Meeting Type:  Annual
    Meeting Date:  16-Jun-2006
          Ticker:  STD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ANNUAL ACCOUNTS AND MANAGEMENT            Mgmt          For                            For
       OF BANCO SANTANDER CENTRAL HISPANO, S.A. AND
       ITS CONSOLIDATED GROUP.

02     APPLICATION OF RESULTS FROM THE FISCAL YEAR               Mgmt          For                            For
       2005.

03     DIRECTOR
       MR. JAY S. SIDHU                                          Mgmt          For                            For
       MR. F. DE ASUA ALVAREZ                                    Mgmt          For                            For
       MR. ALFREDO SAENZ ABAD                                    Mgmt          For                            For
       A.P.B. DE S. Y O'SHEA                                     Mgmt          For                            For
       MR. R.E. GORDILLO                                         Mgmt          For                            For
       LORD BURNS                                                Mgmt          For                            For

04     RE-ELECTION OF THE AUDITOR OF ACCOUNTS FOR FISCAL         Mgmt          For                            For
       YEAR 2006.

05     AUTHORIZATION ALLOWING THE BANK AND ITS SUBSIDIARIES      Mgmt          For                            For
       TO ACQUIRE THEIR OWN STOCK.

6A     AMENDMENT OF THE FIRST PARAGRAPH OF ARTICLE               Mgmt          For                            For
       16.

6B     AMENDMENT OF ARTICLE 20.                                  Mgmt          For                            For

6C     AMENDMENT OF THE FIRST AND SECOND PARAGRAPHS              Mgmt          For                            For
       OF ARTICLE 30.

6D     AMENDMENT OF THE FIRST PARAGRAPH OF ARTICLE               Mgmt          For                            For
       38.

7A     AMENDMENT OF ARTICLE 5.                                   Mgmt          For                            For

7B     AMENDMENT OF ARTICLE 6.                                   Mgmt          For                            For

7C     AMENDMENT OF ARTICLE 8.                                   Mgmt          For                            For

08     DELEGATION TO THE BOARD TO INCREASE THE COMPANY           Mgmt          Against                        Against
       S SHARE CAPITAL.

09     DELEGATION TO THE BOARD OF THE POWER TO ISSUE             Mgmt          For                            For
       FIXED-INCOME SECURITIES NOT CONVERTIBLE INTO
       SHARES.

10     APPROVAL OF AN INCENTIVE PLAN FOR ABBEY MANAGERS          Mgmt          For                            For
       BY DELIVERY OF SANTANDER SHARES.

11     AUTHORIZING THE BOARD TO INTERPRET, REMEDY,               Mgmt          For                            For
       SUPPLEMENT, EXECUTE, AND DEVELOP THE RESOLUTIONS
       ADOPTED BY THE SHAREHOLDERS.




--------------------------------------------------------------------------------------------------------------------------
 BANGKOK BANK PUBLIC CO LTD                                                                  Agenda Number:  700891484
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0606R119
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2006
          Ticker:
            ISIN:  TH0001010014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the 12th ordinary shareholders     Mgmt          For                            For
       meeting held on 12 APR 05

2.     Acknowledge the report on the results of operations       Mgmt          For                            For
       for the year 2005 as presented in the annual
       report

3.     Acknowledge the report of the Audit Committee             Mgmt          For                            For

4.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss statement for the year 2005

5.     Approve the appropriation of the profit and               Mgmt          For                            For
       the payment of dividend for the year 2005

6.     Elect Messrs. Staporn Kavitanon, Kosit Panpiemras,        Mgmt          For                            For
       Chartsiri Sophonpanich, Deja Tulananda, M.C.
       Mongkolchaleam Yugala, and Charn Sophonpanich
       as the Directors

7.     Acknowledge the Directors  remunerations                  Mgmt          For                            For

8.     Approve Deloitte Touche Tohmatsu Jaiyos as the            Mgmt          For                            For
       Auditors and authorize the Board to fix their
       remuneration

9.     Amend the Clause 4  the registered capital of             Mgmt          For                            For
       the bank  of the Bank s Memorandum of Association

10.    Transact any other business                               Other         For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO THE            Non-Voting    No vote
       RECEIPT OF THE NAMES OF THE DIRECTORS AND AUDITOR.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANK OF NOVA SCOTIA                                                                         Agenda Number:  700876482
--------------------------------------------------------------------------------------------------------------------------
        Security:  064149107
    Meeting Type:  AGM
    Meeting Date:  03-Mar-2006
          Ticker:
            ISIN:  CA0641491075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 286694 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       Receive the financial statements for the FYE              Non-Voting    No vote
       31 OCT 2005 and the Auditors report on the
       financial statements

A.1    Elect Mr. Ronald A. Brenneman as a Director               Mgmt          For                            For

A.2    Elect Mr. C.J. Chen as a Director                         Mgmt          For                            For

A.3    Elect Mr. N. Ashleigh Everett as a Director               Mgmt          For                            For

A.4    Elect Mr. John C. Kerr as a Director                      Mgmt          For                            For

A.5    Elect Honorable. Michael J.L. Kirby a Director            Mgmt          For                            For

A.6    Elect Mr. Laurent Lemaire as a Director                   Mgmt          For                            For

A.7    Elect Mr. John T. Mayberry as a Director                  Mgmt          For                            For

A.8    Elect Honorable. Barbara J. McDougall as a Director       Mgmt          For                            For

A.9    Elect Ms. Elizabeth Parr-Johnston as a Director           Mgmt          For                            For

A.10   Elect Mr. A.E. Rovzar De La Torre as a Director           Mgmt          For                            For

A.11   Elect Mr. Arthur R.A. Scace as a Director                 Mgmt          For                            For

A.12   Elect Mr. Gerald W. Schwartz as a Director                Mgmt          For                            For

A.13   Elect Mr. Allan C. Shaw as a Director                     Mgmt          For                            For

A.14   Elect Mr. Paul D. Sobey as a Director                     Mgmt          For                            For

A.15   Elect Mr. Barbara S. Thomas as a Director                 Mgmt          For                            For

A.16   Elect Mr. Richard E. Waugh as a Director                  Mgmt          For                            For

B.     Appoint KPMG LLP as the Auditor                           Mgmt          For                            For

C.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve, for the sake of transparency and respect
       of the shareholder s right to information,
       the federal legislator gave shareholders the
       right to examine the financial statements of
       the Bank s subsidiaries  Section 310 (2) ;
       the maintenance by the Bank of numerous subsidiaries
       in tax havens deprives the federal government
       and the provinces of significant revenues so
       taken from the needs of citizens; this situation
       has become a Canada-wide public issue; the
       publication by the Bank of the financial statements
       of its subsidiaries in confetti states will
       enable shareholders to pass judgment on the
       nature of the transactions therein entered
       and eventually express their opinions with
       full knowledge on the Bank s activities in
       showcases of drug-money laundering and tax
       evasion and fraud; the rationale developed
       by the Bank to this day to justify its presence
       in tax havens is mollifying, evasive and not
       very convincing; it must be revised and rebalanced
       with the judgment of shareholders, institutional
       investors and portfolio or pension fund managers,
       concerned with the Bank s interest and the
       interest of those who finance it

D.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve the remuneration of Senior Officers
       and their other employment, departure or retirement
       related conditions have over the last few years
       reached gigantic proportions that scandalize
       an ever-increasing number of shareholders;
       these shareholders are always faced with a
       done deal without being able to evaluate the
       relevancy or the merit of the recommendations
       and decisions of the Board of Directors; this
       is neither fair nor reasonable, and goes against
       the principles of sound corporate governance;
       ultimately, the current practices are offensive
       to shareholders by obliterating their rights
       of review and approval of their Board of Directors
       recommendations; it is time that shareholders
       or their agents stop being left out of and
       exploited at will by the businesses of financial
       institutions they are feeding with their hard
       cash; they are the ones taking the risks and
       not the high-priced executives attending to
       the administration of their businesses

E.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve that all Corporate Officers and Directors
       be untainted by scandalous, unethical behaviour;
       the shareholders therefore recommend that the
       2004 commitment be further affirmed with a
       specific requirement that no one is eligible
       to serve as a Director of the Bank who has
       been implicated in any judicial proceeding
       that results in a finding of unethical activity
       or behaviour; it is not necessary for the individual
       to be personally named in the judicial proceeding
       for this policy to apply; chief executives
       must be held ultimately responsible for their
       Corporation s actions, and bear the burden
       for corporate behaviour that is found to be
       unethical through court proceedings or a judicial
       inquiry; the Shareholders of the Bank of Nova
       Scotia do not want this Bank to make the same
       mistake as Bank of Montreal, which recruited
       Robert Astley as a Director, despite a serious
       scandal that occurred at Clarica Life Insurance
       Company under Mr. Astley s leadership as its
       Chief Executive Officer

       Transact other business                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANK TOKYO-MITSUBISHI LTD                                                                   Agenda Number:  701002913
--------------------------------------------------------------------------------------------------------------------------
        Security:  J44497105
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3902900004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Reduction of Stated Capital Reserves              Mgmt          For                            *

3      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for Directors and      Auditors, Allow
       Company to Repurchase its Own Shares, Allow
       Disclosure of     Shareholder Meeting Materials
       on the Internet, Appoint Independent Auditors
       , Approve Minor Revisions Related to the New
       Commercial Code, Reduce Authorized Capital

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

4.6    Appoint a Director                                        Mgmt          For                            *

4.7    Appoint a Director                                        Mgmt          For                            *

4.8    Appoint a Director                                        Mgmt          For                            *

4.9    Appoint a Director                                        Mgmt          For                            *

4.10   Appoint a Director                                        Mgmt          For                            *

4.11   Appoint a Director                                        Mgmt          For                            *

4.12   Appoint a Director                                        Mgmt          For                            *

4.13   Appoint a Director                                        Mgmt          For                            *

4.14   Appoint a Director                                        Mgmt          For                            *

4.15   Appoint a Director                                        Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 BARRICK GOLD CORPORATION                                                                    Agenda Number:  932479086
--------------------------------------------------------------------------------------------------------------------------
        Security:  067901108
    Meeting Type:  Special
    Meeting Date:  04-May-2006
          Ticker:  ABX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       H. L. BECK                                                Mgmt          For                            For
       C. W. D. BIRCHALL                                         Mgmt          For                            For
       D.J. CARTY                                                Mgmt          For                            For
       G. CISNEROS                                               Mgmt          For                            For
       M. A. COHEN                                               Mgmt          For                            For
       P. A. CROSSGROVE                                          Mgmt          For                            For
       J.W. CROW                                                 Mgmt          For                            For
       R.M. FRANKLIN                                             Mgmt          For                            For
       P.C. GODSOE                                               Mgmt          For                            For
       J.B. HARVEY                                               Mgmt          For                            For
       B. MULRONEY                                               Mgmt          For                            For
       A. MUNK                                                   Mgmt          For                            For
       P. MUNK                                                   Mgmt          For                            For
       J.L. ROTMAN                                               Mgmt          For                            For
       S.J. SHAPIRO                                              Mgmt          For                            For
       G.C. WILKINS                                              Mgmt          For                            For

02     RESOLUTION APPROVING THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS THE AUDITORS OF BARRICK AND AUTHORIZING
       THE DIRECTORS TO FIX THEIR REMUNERATION.

03     SPECIAL RESOLUTION APPROVING THE CONTINUANCE              Mgmt          For                            For
       AND ARRANGEMENT OF BARRICK GOLD CORPORATION
       AS SET OUT IN APPENDIX B TO THE ACCOMPANYING
       MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 BARRICK GOLD CORPORATION                                                                    Agenda Number:  700923863
--------------------------------------------------------------------------------------------------------------------------
        Security:  067901108
    Meeting Type:  AGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  CA0679011084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU                 Non-Voting    No vote

1.1    Elect Mr. H.L. Beck as a Director                         Mgmt          For                            For

1.2    Elect Mr. C.W.D. Birchall as a Director                   Mgmt          For                            For

1.3    Elect Mr. D.J. Carty as a Director                        Mgmt          For                            For

1.4    Elect Mr. G. Cisneros as a Director                       Mgmt          For                            For

1.5    Elect Mr. M.A. Cohen as a Director                        Mgmt          For                            For

1.6    Elect Mr. P.A. Crossgrove as a Director                   Mgmt          For                            For

1.7    Elect Mr. J.W. Crow as a Director                         Mgmt          For                            For

1.8    Elect Mr. R.M. Franklin as a Director                     Mgmt          For                            For

1.9    Elect Mr. P.C. Godsoe as a Director                       Mgmt          For                            For

1.10   Elect Mr. J.B. Harvey as a Director                       Mgmt          For                            For

1.11   Elect Mr. B. Mulroney as a Director                       Mgmt          For                            For

1.12   Elect Mr. A. Munk as a Director                           Mgmt          For                            For

1.13   Elect Mr. P. Munk as a Director                           Mgmt          For                            For

1.14   Elect Mr. J.L. Rotman as a Director                       Mgmt          For                            For

1.15   Elect Mr. S.J. Shapiro as a Director                      Mgmt          For                            For

1.16   Elect Mr. G.C. Wilkins as a Director                      Mgmt          For                            For

2.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       of Barrick and authorize the Directors to fix
       their remuneration

S.3    Approve the continuance and the arrangement               Mgmt          For                            For
       of Barrick Gold Corporation as specified




--------------------------------------------------------------------------------------------------------------------------
 BASF AKTIENGESELLSCHAFT                                                                     Agenda Number:  932479769
--------------------------------------------------------------------------------------------------------------------------
        Security:  055262505
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  BF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     ADOPTION OF A RESOLUTION ON THE APPROPRIATION             Mgmt          For                            For
       OF PROFIT

03     ADOPTION OF A RESOLUTION GIVING FORMAL APPROVAL           Mgmt          For                            For
       TO THE ACTIONS OF THE SUPERVISORY BOARD

04     ADOPTION OF A RESOLUTION GIVING FORMAL APPROVAL           Mgmt          For                            For
       TO THE ACTIONS OF THE BOARD OF EXECUTIVE DIRECTORS

05     ELECTION OF AN AUDITOR FOR THE FINANCIAL YEAR             Mgmt          For                            For
       2006

06     AUTHORIZATION TO BUY BACK SHARES AND TO PUT               Mgmt          For                            For
       THEM TO FURTHER USE INCLUDING THE AUTHORIZATION
       TO REDEEM BOUGHT-BACK SHARES AND REDUCE CAPITAL

07     AUTHORIZATION TO ACQUIRE OWN SHARES USING DERIVATIVE      Mgmt          For                            For
       FINANCIAL INSTRUMENTS

08     AMENDMENT OF ARTICLES 8, 12 AND 16 OF THE ARTICLES        Mgmt          For                            For
       OF ASSOCIATION




--------------------------------------------------------------------------------------------------------------------------
 BAYER AG                                                                                    Agenda Number:  932466356
--------------------------------------------------------------------------------------------------------------------------
        Security:  072730112
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     SUBMISSION OF THE APPROVED FINANCIAL STATEMENTS           Mgmt          For                            For
       AND CONSOLIDATED FINANCIAL STATEMENTS, THE
       MANAGEMENT REPORTS FOR BAYER AG AND FOR THE
       BAYER GROUP, AND THE REPORT OF THE SUPERVISORY
       BOARD FOR FISCAL YEAR 2005: RESOLUTION ON DISTRIBUTION
       OF THE PROFIT

02     RATIFICATION OF THE ACTIONS OF THE MEMBERS OF             Mgmt          For                            For
       THE BOARD OF MANAGEMENT

03     RATIFICATION OF THE ACTIONS OF THE MEMBERS OF             Mgmt          For                            For
       THE SUPERVISORY BOARD

4A     AUTHORIZED CAPITAL I, AMENDMENT OF THE ARTICLES           Mgmt          For                            For
       OF INCORPORATION

4B     AUTHORIZED CAPITAL II, AMENDMENT OF THE ARTICLES          Mgmt          For                            For
       OF INCORPORATION

05     AMENDMENT OF THE ARTICLES OF INCORPORATION      	         Mgmt          For                            For
       (CONDUCT OF THE STOCKHOLDERS  MEETING)

06     AUTHORIZATION TO BUY BACK AND SELL COMPANY SHARES         Mgmt          For                            For

07     APPROVAL OF CONTROL AND PROFIT TRANSFER AGREEMENT         Mgmt          For                            For
       BETWEEN BAYER AG AND BAYFIN GMBH

08     APPOINTMENT OF AUDITORS                                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BCE INC                                                                                     Agenda Number:  700965239
--------------------------------------------------------------------------------------------------------------------------
        Security:  05534B109
    Meeting Type:  SGM
    Meeting Date:  07-Jun-2006
          Ticker:
            ISIN:  CA05534B1094
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. A. Berard as a Director                         Mgmt          For                            For

1.2    Elect Mr. R.A. Brenneman as a Director                    Mgmt          For                            For

1.3    Elect Mr. R.J. Currie as a Director                       Mgmt          For                            For

1.4    Elect Mr. A.S. Fell as a Director                         Mgmt          For                            For

1.5    Elect Mr. D. Soble Kaufman as a Director                  Mgmt          For                            For

1.6    Elect Mr. B.M. Levitt as a Director                       Mgmt          For                            For

1.7    Elect Mr. E.C. Lumley as a Director                       Mgmt          For                            For

1.8    Elect Mr. J. Maxwell as a Director                        Mgmt          For                            For

1.9    Elect Mr. J.H. Mcarthur as a Director                     Mgmt          For                            For

1.10   Elect Mr. T.C. O Neill as a Director                      Mgmt          For                            For

1.11   Elect Mr. J.A. Pattison as a Director                     Mgmt          For                            For

1.12   Elect Mr. R.C. Pozen as a Director                        Mgmt          For                            For

1.13   Elect Mr. M.J. Sabia as a Director                        Mgmt          For                            For

1.14   Elect Mr. P.M. Tellier as a Director                      Mgmt          For                            For

1.15   Elect Mr. V.L. Young as a Director                        Mgmt          For                            For

2.     Appoint Deloitte & Touche LLP as the Auditor              Mgmt          For                            For

s.3    Approve the BCE Plan of Arrangement under which           Mgmt          For                            For
       BCE Inc. would distribute units in Bell Aliant
       Regional Communications Income Fund to its
       holders of common shares as a return of capital
       and effect a reduction of approximately 75
       Million common shares

4.     Approve to convert the whole of BCE Inc. into             Mgmt          For                            For
       an Income Trust Fund which would distribute
       to unitholders at least 90% of its annual free
       cash flow




--------------------------------------------------------------------------------------------------------------------------
 BG GROUP PLC                                                                                Agenda Number:  932473159
--------------------------------------------------------------------------------------------------------------------------
        Security:  055434203
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  BRG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ANNUAL REPORT AND ACCOUNTS                                Mgmt          For                            For

02     REMUNERATION REPORT                                       Mgmt          For                            For

03     DECLARATION OF DIVIDEND                                   Mgmt          For                            For

04     ELECTION OF JURGEN DORMANN                                Mgmt          For                            For

05     RE-ELECTION OF SIR ROBERT WILSON                          Mgmt          For                            For

06     RE-ELECTION OF FRANK CHAPMAN                              Mgmt          For                            For

07     RE-ELECTION OF ASHLEY ALMANZA                             Mgmt          For                            For

08     RE-ELECTION OF SIR JOHN COLES                             Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     POLITICAL DONATIONS                                       Mgmt          For                            For

12     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

13     SPECIAL RESOLUTION - DISAPPLICATION OF PRE-EMPTION        Mgmt          For                            For
       RIGHTS

14     SPECIAL RESOLUTION - AUTHORITY TO MAKE MARKET             Mgmt          For                            For
       PURCHASES OF OWN ORDINARY SHARES




--------------------------------------------------------------------------------------------------------------------------
 BHARAT HEAVY ELECTRICALS LTD                                                                Agenda Number:  700803100
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0882L117
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2005
          Ticker:
            ISIN:  INE257A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2005 and the profit
       and loss account for the FYE on that date together
       with the reports of the Directors and Auditors
       thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Shri. Ramji Rai as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri. S.K. Jain as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

6.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Shri. A.K.
       Mathur as a Director of the Company

7.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Shri. K. Ravi
       Kumar as a Director of the Company

8.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Dr. Surajit
       Mitra as a Director of the Company

9.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Shri. C.S.
       Verma as a Director of the Company

S.10   Amend, pursuant to Section 31 and other applicable        Mgmt          For                            For
       provisions, if any, of the Companies Act, 1956,
       and subject to the approval of the Department
       of Heavy Industries and Public Enterprises,
       Government of India, Articles 69(22), 69(23)
       and 69(4)(d) of the Articles of Association
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  700827477
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  OTH
    Meeting Date:  26-Nov-2005
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

s.1    Approve, pursuant to the applicable provisions            Mgmt          For                            For
       of the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines,
       laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all applicable approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       by the Board of Directors of the Company  which
       term shall include a Committee of the Board
       of Directors for the time being exercising
       the powers conferred by the Board of Directors
       hereinafter referred to as the Board , for
       the investment by the Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as FIIs  in the shares or debentures
       convertible into shares or any other security
       of the Company by way of purchases or acquisition
       from the market under the Portfolio Investment
       Scheme under FEMA and subject to the condition
       that the total holding of all the FIIs put
       together shall not exceed the Sectoral cap
       as may be prescribed by the Government/Statutory
       authority from time to time; the investments
       by FHs in the equity share capital of the Company
       exceeding 24% of the paid up equity share capital
       of the Company and upto the sectoral cap as
       applicable from time to time made from time
       to time; authorize the Board of Directors
       which term shall be deemed to include any Committee
       of the Board  to do all such acts, deeds and
       things and execute all documents, deeds or
       writings as may be necessary, proper or expedient
       for the purpose of giving effect to the above
       resolution and for matters connected therewith
       or incidental thereto

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  700870264
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  SGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions of the
       Companies Act, 1956 or any other law for the
       time being in force  including any statutory
       modification or re-enactment thereof  and subject
       to the such approvals(s), permission(s), sanction(s),
       confirmation of Central Government or other
       authority, as may be required under any law
       for the time being in force, the Articles of
       Association of the Company by: inserting new
       Article 92A after Article 92 as specified;
       and deleting the existing Article 117(a) and
       substituting with the new Article as specified;
       and authorize the Board of Directors to do
       all such acts, deeds and things as may be required
       to be done to give effect to the aforementioned
       resolution

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       16, 17 and all other applicable provisions,
       if any, of the Companies Act, 1956 or any other
       law for the time being in force  including
       any statutory modification or re-enactment
       thereof  and subject to the such approvals(s),
       permission(s), sanction(s), confirmation(s),
       as may be required under any law for the time
       being in force, Clauses III pertaining to Object
       Clause of Memorandum of Association of the
       Company by inserting new sub-Clause 19 after
       the existing sub-Clause 18 under Clause III(B)
       of the Memorandum of Association of the Company
       as specified; and authorize the Directors to
       do all such acts deeds and things as may be
       required to be done to give effect to the aforementioned
       resolution




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  700879806
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  OTH
    Meeting Date:  20-Mar-2006
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY.  THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE.  THANK YOU

S.1    Approve, pursuant to the applicable provisions            Mgmt          For                            For
       of Section 21 and all other applicable provisions
       of the Companies Act 1956 or any other law
       for the time being in force and subject to
       the approval of the Central Government, the
       name of the Company be changed from Bharti
       Tele-Ventures Limited to Bharti Airtel Limited
       and accordingly the name Bharti Tele-Ventures
       Limited wherever it occurs in the Memorandum
       and Articles of Association of the Company
       be substituted by new name Bharti Airtel Limited;
       and authorize the Board of Directors of the
       Company to do all such acts, deeds and things
       as may be required to be done to give effect
       to the abovementioned resolution relating to
       change of name of the Company and to delegate
       all or any of the power hereby conferred to
       such Directors and/or officers of the Company
       as the Board may, in their absolute discretion,
       deem necessary, appropriate, expedient or desirable
       to give effect to the foregoing resolution
       or otherwise considered by the Board of Directors
       to be in the best interest of the Company;
       and the consent of the Members be and is hereby
       accorded for use of the name Bharti Tele-Ventures
       Limited by any other Company/person with the
       prior written approval of Board of Directors
       of the Company after the change in the name
       of the Company from Bharti Tele-Ventures Limited
       to Bharti Airtel Limited




--------------------------------------------------------------------------------------------------------------------------
 BHARTI TELE-VENTURES LTD                                                                    Agenda Number:  700794717
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  AGM
    Meeting Date:  06-Sep-2005
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2005, the profit
       & loss account for the YE on that date and
       the reports of the Board of Directors and the
       Auditors thereon

2.     Re-appoint Mr. Rakesh Bharti Mittal as a Director         Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. Lim Toon as a Director who retires         Mgmt          For                            For
       by rotation

4.     Appoint the Auditors until the conclusion of              Mgmt          For                            For
       the next AGM and to fix their remuneration

5.     Re-appoint Mr. Sunil Bharti Mittal as a Director          Mgmt          For                            For
       of the Company, who retires by rotation, pursuant
       to the provisions of Sections 255, 256 and
       other applicable provisions of the Companies
       Act, 1956 and Article 146 of the Articles of
       Association of the Company

6.     Re-appoint Mr. Rajan Bharti Mittal as a Director          Mgmt          For                            For
       of the Company, who retires by rotation, pursuant
       to the provisions of Sections 255, 256 and
       other applicable provisions of the Companies
       Act, 1956 and Article 146 of the Articles of
       Association of the Company

7.     Re-appoint Mr. Akhil Gupta as a Director of               Mgmt          For                            For
       the Company, who retires by rotation, pursuant
       to the provisions of Sections 255, 256 and
       other applicable provisions of the Companies
       Act, 1956 and Article 146 of the Articles of
       Association of the Company

S.8    Authorize the Board of Directors   the Board              Mgmt          Against                        Against
       which terms shall be deemed to include any
       Committee including ESOP Compensation Committee
       of the Board : a) pursuant to the provisions
       of Section 81 (1A) and all other applicable
       provisions, of the Companies Act, 1956  the
       Act , the provisions contained in the Securities
       and Exchange Board of India  Employees Stock
       Option Scheme and Employees Stock Purchase
       Scheme  Guidelines, 1999  the Guidelines
       including any statutory amendment, modification
       or re-enactment to the Act or the Guidelines
       for the time being in force  and the Articles
       of Association of the Company and subject to
       such approvals, permissions, sanctions and
       subject to such conditions and modifications
       as may be prescribed or imposed while granting
       such approvals, permissions and sanctions,
       in addition to the existing ESOP Scheme of
       the Company which be hereby ratified and approved,
       to the proposed ESOP Scheme - 2005 and to create,
       offer, issue and allot in one or more tranches
       under the said proposed ESOP Scheme - 2005
       at any time to or for the benefit of employees
       and the Directors of the Company such number
       of equity shares and/or equity linked instruments
       including options and/or any other instrument
       or securities which could give rise to the
       issue of equity shares  hereinafter collectively
       referred to as  Securities   of the Company,
       initially not exceeding 0.5% of the paid up
       equity share capital of the Company as on 26
       JUL 2005 i.e. 93,67,276 options in aggregate,
       at such price and on such terms and conditions
       as may be fixed or determined by the Board
       in accordance with the Guidelines or other
       applicable provisions of any law as may be
       prevailing at that time; authorize the Board
       to formulate, evolve, decide upon and bring
       into effect any Scheme  hereinafter referred
       to as the ESOP Scheme - 2005  on such terms
       and conditions as specified and to make any
       modification(s), change(s), variation(s), alteration(s)
       or revision(s) in the terms and conditions
       of the scheme from time to time including but
       not limited to amendments with respect to vesting
       period, exercise price, eligibility criteria,
       vesting schedule or to suspend, withdraw or
       revive the ESOP Scheme - 2005; the said Securities
       may be allotted in accordance with the ESOP
       Scheme - 2005 through an existing Trust or
       a Trust which may be setup in any permissible
       manner and that the ESOP Scheme - 2005 may
       also envisage for providing any financial assistance
       to the Trust to enable the Trust to acquire,
       purchase or subscribe securities of the Company;
       the new equity shares to be issued and allotted
       by the Company in the manner aforesaid shall
       rank pari passu in all respects with the then
       existing equity shares of the Company; authorize
       the Board to take necessary steps for listing
       of the securities allotted under the ESOP Scheme
       - 2005 on the stock exchanges where the securities
       of the Company are listed as per the provisions
       of the Listing Agreements with the concerned
       stock exchanges and other applicable guidelines,
       rules and regulations; for the purpose of giving
       effect to the specified resolution, to do all
       such acts, deeds, matters and things as may
       be necessary or expedient and to settle any
       questions, difficulties or doubts that may
       arise in this regard at any stage including
       at the time of listing of securities without
       requiring the Board to secure any further consent
       or approval of the Members of the Company in
       this regard; b) pursuant to the provisions
       of Section 81(1A) and all other applicable
       provisions of the Companies Act, 1956  the
       Act , the provisions contained in the Securities
       and Exchange Board of India  Employees Stock
       Option Scheme and Employees Stock Purchase
       Scheme  Guidelines, 1999  the Guidelines
       including any statutory amendment, modification
       or re-enactment to the Act or the Guidelines
       for the time being in force  and the Articles
       of Association of the Company and subject to
       such approvals, permissions, sanctions and
       subject to such conditions and modifications
       as may be prescribed or imposed while granting
       such approvals, permissions and sanctions,
       to extend the benefits of said ESOP Scheme
       - 2005 referred to in the paragraph (a) in
       this resolution to the employees and the Directors
       of the Holding or Subsidiary Companies and
       for to such other persons, as may from time
       to time be allowed under prevailing laws, rules
       and regulations, and/or amendments thereto
       from time to time on such terms and conditions
       as may be decided of the Board; authorize the
       Board to take necessary steps for listing of
       the securities allotted under the ESOP Scheme
       - 2005 on the Stock Exchanges where the Securities
       of the Company are listed as per the provisions
       of the Listing Agreements with the concerned
       Stock Exchanges and other applicable guidelines,
       rules and regulations; and to do all such acts,
       deeds, matters and things as may be necessary
       or expedient and to settle any questions, difficulties
       or doubts that may arise in this regard at
       any stage including at the time of listing
       of securities, without requiring the Board
       to secure any further consent or approval of
       the Members of the Company in this regard

S.9    Amend the Articles of Association of the Company,         Mgmt          For                            For
       pursuant to the provisions of Section 31 and
       all other applicable provisions, if any, of
       the Companies Act, 1956 and any other law including
       any statutory modification or amendment thereof
       for the time being in force, as follows: a)
       by deleting the existing Article 1.11 and substituting
       with the new Article as specified; b) by inserting
       the specified words in Article 1.13; c) by
       deleting the existing Article 1.15 and substituting
       with the new Article as specified; d) by deleting
       the specified words in Article 1.19; e) by
       deleting the specified words in Article 1.27;
       f) by deleting the existing Article 1.73 and
       substituting with the new Article 1.73; g)
       by deleting the specified words in Article
       1.78; h) by deleting the existing Article 1.81and
       substituting with the new Article 1.81 as specified;
       i) by deleting the specified words in Article
       1.96; j) by deleting the existing Article 1.97
       and substituting with the new Article 1.97
       as specified; k) by inserting the specified
       new Article 3A(13A) after Articles 3A(13);
       l) by deleting the existing Article 79(a) and
       substituting with new Article 79(a) as specified;
       m) by deleting the specified words in Article
       79(c); n) by deleting the existing Article
       82 and substituting with the new Article 82
       as specified; o) by deleting the specified
       words in Article 82F; p) by inserting the specified
       new Article 82G after Article 82F; q) by deleting
       the specified words in Article 83; r) by deleting
       the specified words in Article 91; s) by deleting
       the specified words in Article 93 and substituting
       with the specified words; t) by deleting the
       specified figures in Article 1 17(b)(i); u)
       by deleting the existing Article 127 and substituting
       with the new Article 127; v) by deleting the
       existing Article 130(iii) and substituting
       with the new Article 130(iii) as specified;
       w) by deleting the specified words in Article
       133; x) by deleting the specified words in
       Article 134; y) by deleting the existing opening
       paragraph in Article 138(b) and substituted
       with the new paragraph in Article 138(b) as
       specified; z) by deleting the specified words
       in Articles 1.28; aa) by deleting the specified
       words in Article 140A; ab) by deleting the
       specified words in Article 170 and substituted
       by the word  is ; ac) by inserting the specified
       words in Article 150; ad) by inserting the
       specified words in the first sentence of Article
       161; ae) by deleting the existing Article 162A
       and substituting with the new Article 162A;
       and af) by deleting the existing Articles 1.18,
       1.25(a), 1.40, 1.41, 1.82, 1.86, 79(b) and
       117(b)(iii); and authorize the Board of Directors
       to do all such acts, deeds and things as may
       be required to be done to give effect to the
       aforementioned resolution




--------------------------------------------------------------------------------------------------------------------------
 BHP BILLITON PLC                                                                            Agenda Number:  700808011
--------------------------------------------------------------------------------------------------------------------------
        Security:  G10877101
    Meeting Type:  AGM
    Meeting Date:  20-Oct-2005
          Ticker:
            ISIN:  GB0000566504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for BHP Billiton         Mgmt          For                            For
       Plc for the YE 30 JUN 2005, together with the
       Directors  report, the Auditors  report and
       the remuneration report as set out in the annual
       report

2.     Receive the financial statements for BHP Billiton         Mgmt          For                            For
       Limited for the YE 30 JUN 2005, together with
       the Directors  report, the Auditors  report
       and remuneration report as set out in the annual
       report

3.     Elect Mr. Carlos A.S. Cordeiro as a Director              Mgmt          For                            For
       of BHP Billiton Plc

4.     Elect Mr. Carlos A.S. Cordeiro as a Director              Mgmt          For                            For
       of BHP Billiton Limited

5.     Elect Hon. E. Gail de Planque as a Director               Mgmt          For                            For
       of BHP Billiton Plc

6.     Elect Hon. E. Gail de Planque as a Director               Mgmt          For                            For
       of BHP Billiton Limited

7.     Re-elect Mr. David A. Crawford as a Director              Mgmt          For                            For
       of BHP Billiton Plc

8.     Re-elect Mr. David A. Crawford as a Director              Mgmt          For                            For
       of BHP Billiton Limited

9.     Re-elect Dr. David A.L. Jenkins as a Director             Mgmt          For                            For
       of BHP Billiton Plc, who retires by rotation

10.    Re-elect Dr. David A.L. Jenkins as a Director             Mgmt          For                            For
       of BHP Billiton Limited, who retires by rotation

11.    Re-elect Mr. Mike Salomon as a Director of BHP            Mgmt          For                            For
       Billiton Plc, who retires by rotation

12.    Re-elect Mr. Mike Salomon as a Director of BHP            Mgmt          For                            For
       Billiton Limited, who retires by rotation

13.    Re-appoint KPMG Audit Plc as the Auditors of              Mgmt          For                            For
       BHP Billiton Plc and authorize the Directors
       to agree their remuneration

14.    Approve that the authority and power to allot             Mgmt          For                            For
       relevant securities conferred on the Directors
       by Article 9 of BHP Billiton Plc s Articles
       of Association be renewed for the period ending
       on the earlier of 19 JAN 2007 and the later
       of the AGM of BHP Billinton Plc and the AGM
       of BHP Billiton Limited in 2006, and for such
       period the Section 80 amount  under the United
       Kingdom Companies Act 1985  shall be USD 265,926,499.00

S.15   Approve that the authority and power to allot             Mgmt          For                            For
       equity securities for cash conferred on the
       Directors by Article 9 of BHP Billiton Plc
       s Articles of Association be renewed for the
       period ending on the earlier of 19 JAN 2007
       and the later of the AGM of BHP Billiton Plc
       and the AGM of BHP Billiton Limited in 2006,
       and for such period the Section 80 amount
       under the United Kingdom Companies Act 1985
       shall be USD 61,703,675.00

S.16   Authorize BHP Billiton Plc, in accordance with            Mgmt          For                            For
       Article 6 of its Articles of Association and
       Section 166 of the United Kingdom Companies
       Act 1985, to make market purchases  as defined
       in Section 163 of that Act  of ordinary shares
       of USD 0.50 nominal value each in the capital
       of BHP Billiton Plc  shares  provided that:
       a) the maximum aggregate number of shares hereby
       authorized to be purchased shall be 246,814,700,
       being 10% of issued capital; b) the minimum
       price which may be paid for each share is USD
       0.50, being the nominal value of the shares;
       c) the maximum price which may be paid for
       any share is not more than 5% above the average
       of the middle market quotations for a share
       taken from the London Stock Exchange Daily
       Official List for the 5 business days immediately
       preceding the date of purchase of the shares;
       Authority expires on the earlier of 19 JAN
       2007 and the later of the AGM of BHP Billiton
       Limited in 2006 ; provided that BHP Billiton
       Plc may enter into a contract for the purchase
       of shares before the expiry of this authority
       which would or might be completed wholly or
       partly after such expiry

17.    Approve the remuneration report for the YE 30             Mgmt          For                            For
       JUN 2005

18.    Approve, for the purpose of ASX Listing Rule              Mgmt          For                            For
       10.14, the grant of Deferred Shares and the
       Options under the amended BHP Billiton Limited
       Group Incentive Scheme and the grant of Performance
       Shares under the BHP Billiton Limited Long
       Term Incentive Plan to the Executive Director
       and Chief Executive Officer, Mr. C.W. Goodyear,
       in the manner as specified

19.    Approve, for the purposes of ASX Listing Rule             Mgmt          For                            For
       10.14, the grant of Deferred Shares and Options
       under the amended BHP Billiton Plc Group Incentive
       Scheme and the grant of Performance Shares
       under the BHP Billiton PLC Long Term Incentive
       Plan to the Executive Director and the Group
       President Non-Ferrous Materials, Mr. M. Salamon,
       in the manner as specified

S.20   Amend the Articles of Association of BHP Billiton         Mgmt          For                            For
       Plc as specified

S.21   Amend the Articles of Association of BHP Billiton         Mgmt          For                            For
       Limited as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE.  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BNP PARIBAS, PARIS                                                                          Agenda Number:  700922203
--------------------------------------------------------------------------------------------------------------------------
        Security:  F1058Q238
    Meeting Type:  AGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  FR0000131104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING HELD ON 12 MAY               Non-Voting    No vote
       2006 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 23 MAY 2006. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 18 MAY 2006. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       Verification Period: Registered Shares: 1 to              Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws. Bearer Shares: 6 days prior
       to the meeting date. French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian. Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident Shareowners:
       Proxy Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the FYE
       31 DEC 2005

2.     Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE 31 DEC 2005, showing
       net income of EUR 3,423,168,749.54

3.     Receive the result for the FY be appropriated             Mgmt          For                            For
       as follows: net earnings for the FY: EUR 3,423,168,749.54, retained earnings: EUR 8,690,141,972.17, total:
       EUR 12,113,310,721.71, to the special investment
       reserve: EUR 54,646,169.00, dividend: EUR 2,183,005,487.00 retained earnings: EUR 9,875,659,065.71 total:
       EUR 12,113,310,721.71, the shareholders will
       receive a net dividend of EUR 2.60 per share
       of a par value of EUR 2.00, and will entitle
       to the allowance provided by the French General
       Tax Code; authorize the Board of Directors
       to register the fraction of the dividend on
       shares held by BNP Paribas in the retained
       earnings account; this dividend will be paid
       by cash as from 31 MAY 2006 as required by
       Law

4.     Receive the special report of the Auditors on             Mgmt          For                            For
       Agreements Governed by Article L.225-38 of
       the French Commercial Code and approve the
       said report and the Agreements referred to
       therein

5.     Authorize the Board of Directors to buy back              Mgmt          For                            For
       the Company s shares on the open market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, i.e. 84,033,110 shares, maximum funds
       invested in the share buybacks: EUR 8,403,311,000.00;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires for a period
       of 18 months

6.     Appoint Mrs. Laurence Parisot as a Director               Mgmt          For                            For
       for a 3-year period

7.     Approve to renew the appointment of Mr. Claude            Mgmt          For                            For
       Bebear as a Director for a 3 year period

8.     Approve to renew the appointment of Mr. Jean-Louis        Mgmt          For                            For
       beffa as a Director for a 3 year period

9.     Approve to renew the appointment of Mr. Alain             Mgmt          For                            For
       Joly as a Director for a 3 year period

10.    Approve to renew the appointment of Mr. Denis             Mgmt          For                            For
       Kessler as a Director for a 3 year period

11.    Approve to renew the appointment of Mr. Michel            Mgmt          For                            For
       Pebereau as a Director for a 3 year period

12.    Appoint Deloitteet Associes as the Statutory              Mgmt          For                            For
       Auditor, to replace Barbier Frinault Et Autres,
       Societebeas as a Deputy Auditor to replace
       Richard Olivier, for a 6 year period

13.    Approve to renew the appointment the Statutory            Mgmt          For                            For
       Auditor of Mazarset Guerard, and Michel Barbet
       Massin as a Deputy Auditor for a 6 year period

14.    Approve to renew the appointment of PricewaterhouseCoopersMgmt          For                            For
       Audit as the Statutory Auditor and Pierrecoll
       as the Deputy Auditor for a 6 year period

15.    Grant full powers to the bearer of an original,           Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carryout all filings, publications and other
       formalities prescribed by Law

16.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the capital, on 1 or more occasions, in France
       or Abroad, by a maximum nominal amount of EUR
       1,000,000,000.00, by issuance, with preferred
       subscription rights maintained, of ordinary
       shares and securities giving access to the
       capital; the maximum nominal amount of debt
       securities which may be issued shall not exceed
       EUR 10,000,000,000.00; Authority expires for
       a period of 26 months ; this delegation of
       powers cancels and replaces the unused portion
       of any earlier delegations to the same effect;
       authorize the Board of Directors to take all
       measures and accomplish all necessary formalities

17.    Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the capital, on 1 or more occasions, in France
       or abroad, by a maximum nominal amount of EUR
       320,000,000.00, by issuance, without preferred
       subscription rights, of ordinary shares and
       securities giving access to the capital; the
       maximum nominal amount of debt securities which
       may be issued shall not exceed EUR 7,000,000,000.00;
       Authority expires for a period of 26 months
       ; this delegation of powers cancels and replaces
       the unused portion of any earlier delegations
       to the same effect; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

18.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital in 1 or more occasions, up
       to 10% of the share capital, in consideration
       for the contributions in kind, granted to the
       Company, of unquoted capital securities or
       securities giving access to share capital;
       the maximum amount of capital increase to be
       carried out under this delegation of authority
       shall count against the nominal ceiling of
       EUR 320,000,000.00 concerning the capital increases
       without preferred subscription rights authorized
       by Resolution Number. 17;  Authority expires
       for a period of 26 months ; Authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

19.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, in 1 or more occasions,
       to a maximum nominal amount of EUR 1,000,000,000.00,
       by way of capitalizing all or part of there
       serves, profits or add paid in capital, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods; this delegation of powers cancels
       and replaces the unused portion of any earlier
       delegations to the same effect;  Authority
       expires for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

20.    Approve the maximum nominal amount pertaining             Mgmt          For                            For
       to the capital increases to be carried out
       with the use of the authorizations given by
       Resolutions Number 16, 17 and 19 shall not
       exceed EUR 1,000,000,000.00, the debt securities
       which may be issued with the use of the authorizations
       given by Resolutions Number 16 and 17 shall
       not exceed EUR 10,000,000,000.00

21.    Amend the Resolution Number. 14  authorization            Mgmt          For                            For
       to grant stock options to Corporate Officers
       and certain employees  adopted by the combined
       shareholders  meeting of 18 MAY 2005,  Authority
       expires for a period of 38 months ; the number
       of shares that may be subscribed or purchased
       through the exercise of outstanding option
       may not exceed 3% of the banks issued capital
       as of the date of this meeting; the total number
       of bonus granted by virtue of there Resolution
       Number. 15 of the combined shareholders  meeting
       of 18 MAY 2005 shall count against this ceiling

22.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on 1 or more occasions and
       at its discretion, by way of issuing shares
       in favour of the Members of the Banks Company
       Savings Plan;  Authority expires for a period
       of 26 months ; for a maximum nominal amount
       that shall not exceed EUR 36,000,000.00; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       this authorization cancels and replaces the
       unused portion of any earlier authorizations
       to the same effect

23.    Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on 1 or more occasions, by cancelling
       all or part of the BNP Paribas shares that
       the Bank currently holds or that it may acquire
       in accordance with the conditions laid down
       by the ordinary shareholders  meeting, up to
       a maximum of 10% of the share capital over
       a 24-month period;  Authority expires for a
       period of 18 months ; it supersedes the authorization
       granted by the shareholders  meeting of 18
       MAY 2005 in its Resolution Number. 16; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

24.    Approve the report of the Board of Directors,             Mgmt          For                            For
       the reports of the Merger and the Merger Agreement
       signed on 27 MAR 2006, the shareholders  meeting
       approves: all the provisions of this merger
       Agreement, pursuant to which Societe Centrale
       D  Investissements contributes to BNP Paribas,
       subject to the fulfilment of the conditions
       precedent provided for in said Agreement, all
       of its assets; with the corresponding taking-over
       of all its liabilities, the valuation of the
       contribution: the assets are valued at EUR
       5,453,471.955.00 and the liabilities at EUR
       157,865,721.00, i.e. a total amount of EUR
       5.295,606,234.00, the consideration for the
       contributions according to an exchange ratio
       of 3 BNP Paribas shares against 1 Societe Centraled
       Investissements share; consequently, subject
       to the fulfilment of the conditions precedent
       provided for in Agreement, the shareholders
       meeting decides to increase the share capital
       by EUR 1,890.00 by the creation of 945 new
       fully paid-up shares of a par value of EUR
       2.00 each, carrying rights to the 2005 dividend
       and to be distributed among the shareholders
       of the acquired Company, according to an exchange
       ratio of 3 BNP Paribas shares against 1 Societe
       Centrale D  Investlssements share; the difference
       between the amount of the net assets contributed
       and the amount of the share capital increase;
       estimated at EUR 48,139.00, form the merger
       premium a merger surplus of EUR 807,534.174.00
       results from this an amount EUR 190.00 will
       be drawn upon the merger premium and allocated
       to the legal reserve and the balance. i.e.
       EUR 47,949.00,will be allocated to the Bank
       balance sheet liabilities in the merger premiums
       account to which the Company s existing and
       new shareholders will hold rights allocation
       of the merger surplus; EUR 167,482,877.00 to
       the result EUR 640,051,297,00 to the merger
       premiums account the shareholders  meeting;
       authorize the Board of Directors, to charge
       the merger operation costs against the merger
       premiums account; consequently to what was
       mentioned, the shareholders  meeting records
       that, subject to the fulfilment of the conditions
       precedent provided for in the merger Agreement,
       that Societe Centrale D  Investissements shall
       be automatically dissolved with out any liquidation;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

25.    Approve to simplify the terms and conditions              Mgmt          For                            For
       of elections and consequently, decides to amend
       the second Paragraph of Article Number 7 of
       the Bylaws: Directors elected by BNP Paribas
       employees

26.    Grants full powers to the bearer of an original,          Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 BOMBARDIER INC                                                                              Agenda Number:  700950593
--------------------------------------------------------------------------------------------------------------------------
        Security:  097751200
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  CA0977512007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Laurent Beaudoin as a Director                  Mgmt          For                            For

1.2    Elect Mr. Pierre Beaudoin as a Director                   Mgmt          For                            For

1.3    Elect Mr. Andri Birard as a Director                      Mgmt          For                            For

1.4    Elect Mr. J.R. Andri Bombardier as a Director             Mgmt          For                            For

1.5    Elect Mr. Janine Bombardier  as a Director                Mgmt          For                            For

1.6    Elect Mr. L. Denis Desautels as a Director                Mgmt          For                            For

1.7    Elect Mr. Michael J. Durham as a Director                 Mgmt          For                            For

1.8    Elect Mr. Jean-Louis Fontaine as a Director               Mgmt          For                            For

1.9    Elect Mr. Daniel Johnson as a Director                    Mgmt          For                            For

1.10   Elect Mr. Jean C. Monty as a Director                     Mgmt          For                            For

1.11   Elect Mr. Andri Navarri as a Director                     Mgmt          For                            For

1.12   Elect Mr. James E. Perrella as a Director                 Mgmt          For                            For

1.13   Elect Mr. Carlos E. Represas as a Director                Mgmt          For                            For

1.14   Elect Mr. Jean-Pierre Rosso as a Director                 Mgmt          For                            For

1.15   Elect Mr. Federico Sada G. as a Director                  Mgmt          For                            For

1.16   Elect Mr. Heinrich Weiss as a Director                    Mgmt          For                            For

2.     Appoint Ernst & Young LLP, Chartered Accountants          Mgmt          For                            For
       as the Auditors

3A.    PLEASE NOTE THAT THIS IS AN SHAREHOLDER PROPOSAL:         Shr           Against                        For
       Approve the Shareholder proposal A

3B.    PLEASE NOTE THAT THIS IS AN SHAREHOLDER PROPOSAL:         Shr           Against                        For
       Approve the Shareholder proposal B




--------------------------------------------------------------------------------------------------------------------------
 BRASCAN CORP                                                                                Agenda Number:  700814886
--------------------------------------------------------------------------------------------------------------------------
        Security:  10549P606
    Meeting Type:  SGM
    Meeting Date:  10-Nov-2005
          Ticker:
            ISIN:  CA10549P6066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of the Corporation to change           Mgmt          For                            For
       the name of the Corporation from Brascan Corporation
       to Brookfield Asset Management Inc.; authorize
       the Directors of the Corporation, to revoke
       this Special Resolution without further approval
       of the holders of the Corporation s Class A
       Limited Voting Shares and Class B Limited Voting
       Shares, at any time prior to the endorsement
       by the Director under the Business Corporations
       Act  Ontario  of a certificate of Articles
       of Amendment in respect of this Special Resolution;
       for and on behalf of the Corporation to execute
       and deliver Articles of Amendment, in duplicate,
       to the Director under the Business Corporations
       Act  Ontario , in order to give effect to this
       Special Resolution, and to execute and deliver
       all such other documents and to do all such
       acts and things as in the opinion of such Director
       or Officer may be necessary or desirable in
       connection with the foregoing

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BRIDGESTONE CORP                                                                            Agenda Number:  700892688
--------------------------------------------------------------------------------------------------------------------------
        Security:  J04578126
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3830800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   10, Final
       JY 14, Special JY 0

2      Amend Articles to: Increase Number of Internal            Mgmt          For                            For
       Auditors - Decrease Authorized Capital to Reflect
       Share Repurchase

3      Elect Director                                            Mgmt          For                            For

4      Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Approve Adjustment to Aggregate Compensation              Mgmt          For                            For
       Ceiling for Statutory Auditors

6      Approve Retirement Bonus for Director                     Mgmt          Abstain                        Against

7      Approve Executive Stock Option Plan                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BRITISH SKY BROADCASTING GROUP PLC                                                          Agenda Number:  700816157
--------------------------------------------------------------------------------------------------------------------------
        Security:  G15632105
    Meeting Type:  AGM
    Meeting Date:  04-Nov-2005
          Ticker:
            ISIN:  GB0001411924
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the YE 30 JUN 2005, together with the report
       of the Directors and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Re-appoint Mr. David Evans as a Director                  Mgmt          For                            For

4.     Re-appoint Mr. Allan Leighton as a Director               Mgmt          For                            For

5.     Re-appoint Mr. Lord Wilson of Dinton as a Director        Mgmt          For                            For

6.     Re-appoint Mr. Rupert Murdoch as a Director               Mgmt          For                            For

7.     Re-appoint Mr. David Devoe as a Director                  Mgmt          For                            For

8.     Re-appoint Mr. Arthur Siskind as a Director               Mgmt          For                            For

9.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       and authorize the Directors to agree their
       remuneration

10.    Receive the report of Directors  remuneration             Mgmt          For                            For
       for the YE 30 JUN 2005

11.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985 as amended
       the Act , to make donations to EU political
       organization as defined in Section 347A of
       the Act, not exceeding GBP 100,000 in total
       and to incur EU political expenditure up to
       a maximum aggregate amount of GBP100,000 in
       total;  Authority expires at the conclusion
       of the next AGM of the Company to be held in
       2006 or on 31 DEC 2006  provided that the authorized
       sum referred above be comprised of one or more
       amounts in different currencies which for the
       purposes of calculating the said sum, shall
       be converted into pounds sterling at the exchange
       rate published in the London edition of the
       Financial Times of the day on which the relevant
       donation is made or expenditure incurred  or
       the first business day thereafter  or, if earlier,
       on the day in which the Company enters into
       any contract or undertaking in relation to
       the same

12.    Authorize the Directors, pursuant to and in               Mgmt          For                            For
       accordance with Section 80 of the Companies
       Act 1985 as amended  the Act , to allot relevant
       securities up to an aggregate nominal amount
       of GBP 304,000,000  approximately 33% of the
       nominal issued ordinary share capital ;  Authority
       expires at the conclusion of the next AGM of
       the Company ; and the Directors may allot relevant
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

s.13   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 12 and pursuant to Section 95
       of the Companies Act 1985 as amended  the Act
       , to allot equity securities for cash pursuant
       to the authority conferred by Resolution 12,
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       a) in connection with a rights issue; and b)
       up to an aggregate nominal amount of GBP 46,000,000
       5% of the nominal issued ordinary share capital
       ; and, authorize the Directors to make offers
       or which would or might require equity securities
       to be allotted after such period

s.14   Authorize the Company, subject to the passing             Mgmt          For                            For
       of Resolution 15 setout in the AGM of the Company
       dated 26 SEP 2005,  to make market purchases
       Section 163(3) of the Companies ordinary shares
       of up to 92,000,000 ordinary shares, at a
       minimum price of 50 pence and not more than
       the amount equal to the average of the middle
       market quotations for an ordinary share from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days immediately
       preceding the day on which the ordinary share
       to be purchased;  Authority expires at the
       end of 12 months

15.    Authorize the Company to make market purchases            Mgmt          For                            For
       of up to 5% of ordinary shares for the purposes
       of the dispensation provisions under City Code
       on Takeovers and Mergers, to permit the holding
       of ordinary News UK Nominees Limited and any
       persons who derive their interest capital of
       the Company through their direct or indirect
       holding in News UK Limited to increase up to
       a maximum holding of 39.14% of the ordinary
       shares

s.16   Amend Article 159 of the Articles of Association          Mgmt          For                            For
       of the Company as specified and insert the
       new Article as specified

S.17   Amend:  the Memorandum of Association of the              Mgmt          For                            For
       Company by deleting the existing paragraph
       (3) and (6) of Clause A(A) and substitute with
       a new paragraphs as specified; the Articles
       of Association of the Company by amending Article
       1(1); and by deleting the exisiting definitions
       in Article 1(1) and substitute with new definitions




--------------------------------------------------------------------------------------------------------------------------
 BROOKFIELD ASSET MANAGEMENT INC                                                             Agenda Number:  700945427
--------------------------------------------------------------------------------------------------------------------------
        Security:  112585104
    Meeting Type:  MIX
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CA1125851040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to increase the number of Directors               Mgmt          For                            For
       from 14 to 16

2.1    Elect the Mr. Marcel R. Coutu as a Director               Mgmt          For                            For
       of the Company

2.2    Elect the Mr. William A. Dimma as a Director              Mgmt          For                            For
       of the Company

2.3    Elect the Mr. Lance M. Liebman as a Director              Mgmt          For                            For
       of the Company

2.4    Elect the Mr. Roy Maclaren as a Director of               Mgmt          For                            For
       the Company

2.5    Elect the Mr. G. Wallace F. Mccain as a Director          Mgmt          For                            For
       of the Company

2.6    Elect the Mr. Jack M. Mintz as a Director of              Mgmt          For                            For
       the Company

2.7    Elect the Mr. James A. Pattison as a Director             Mgmt          For                            For
       of the Company

2.8    Elect the Mr. Georges S. Taylor as a Director             Mgmt          For                            For
       of the Company

3.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration to be paid to the
       Auditors

       PLEASE NOTE THAT THIS IS A SPECIAL GENERAL MEETING.       Non-Voting    No vote
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BT GROUP PLC                                                                                Agenda Number:  700739937
--------------------------------------------------------------------------------------------------------------------------
        Security:  G16612106
    Meeting Type:  AGM
    Meeting Date:  13-Jul-2005
          Ticker:
            ISIN:  GB0030913577
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the Statutory        Mgmt          For                            For
       reports

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Approve the final dividend of 6.5 pence per               Mgmt          For                            For
       ordinary share

4.     Re-elect Mr. Ben Verwaayen as a Director                  Mgmt          For                            For

5.     Re-elect Dr. Paul Reynolds as a Director                  Mgmt          For                            For

6.     Re-elect Mr. Carl Symon as a Director                     Mgmt          For                            For

7.     Re-elect Mr. Baroness Jay as a Director                   Mgmt          For                            For

8.     Elect Mr. Hanif Lalani as a Director                      Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company

10.    Authorize the Board to fix remuneration of the            Mgmt          For                            For
       Auditors

11.    Grant authority to issue of equity or equity-linked       Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 140,000,000

S.12   Grant authority to issue of equity or equity-linked       Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 21,800,000

S.13   Grant authority to make market purchase of 850,000,000    Mgmt          For                            For
       ordinary shares

14.    Amend the BT Group Retention Share Plan and               Mgmt          For                            For
       the BT Group Deferred Bonus Plan

15.    Authorize British Telecommunication PLC to make           Mgmt          For                            For
       EU Political Organization donation up to GBP
       100,000




--------------------------------------------------------------------------------------------------------------------------
 CAMECO CORP                                                                                 Agenda Number:  700934739
--------------------------------------------------------------------------------------------------------------------------
        Security:  13321L108
    Meeting Type:  SGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  CA13321L1085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. John S. Auston as a Director                    Mgmt          For                            For

1.2    Elect Mr. John H. Clappison as a Director                 Mgmt          For                            For

1.3    Elect Mr. Joe F. Colvin as a Director                     Mgmt          For                            For

1.4    Elect Mr. Harry D. Cook as a Director                     Mgmt          For                            For

1.5    Elect Mr. James R.Curtiss as a Director                   Mgmt          For                            For

1.6    Elect Mr. George S. Dembroski as a Director               Mgmt          For                            For

1.7    Elect Mr. Gerald W. Grandey as a Director                 Mgmt          For                            For

1.8    Elect Mr. Nancy E. Hopkins as a Director                  Mgmt          For                            For

1.9    Elect Mr. Oyvind Hushovd as a Director                    Mgmt          For                            For

1.10   Elect Mr. J.W. George Ivany as a Director                 Mgmt          For                            For

1.11   Elect Mr. A. Neil McMillan as a Director                  Mgmt          For                            For

1.12   Elect Mr. Robert W. Peterson as a Director                Mgmt          For                            For

1.13   Elect Mr. Victor J. Zaleschuk as a Director               Mgmt          For                            For

2.     Appoint KPMG LLP as the Auditor                           Mgmt          For                            For

3.     Amend the Cameco s Stock Option Plan, as specified        Mgmt          For                            For

4.     Declare all shares represented hereby are held,           Mgmt          Abstain                        Against
       beneficially owned or controlled by one or
       more residents or one or more non-residents

5.     If the undersigned is a resident please mark              Mgmt          Abstain                        Against
       the For Box, if the undersigned is a non-resident
       please mark the Abstain Box




--------------------------------------------------------------------------------------------------------------------------
 CANADIAN NAT RES LTD                                                                        Agenda Number:  700919218
--------------------------------------------------------------------------------------------------------------------------
        Security:  136385101
    Meeting Type:  AGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  CA1363851017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Catherine M. Best as a Director                 Mgmt          For                            For

1.2    Elect Mr. N. Murray Edwards as a Director                 Mgmt          For                            For

1.3    Elect Honourable Gary A. Filmon as a Director             Mgmt          For                            For

1.4    Elect Amb. Gordon D. Giffin as a Director                 Mgmt          For                            For

1.5    Elect Mr. John G. Langille as a Director                  Mgmt          For                            For

1.6    Elect Mr. Keith A. J. MacPhail as a Director              Mgmt          For                            For

1.7    Elect Mr. Allan P. Markin as a Director                   Mgmt          For                            For

1.8    Elect Mr. Norman F. McIntyre as a Director                Mgmt          For                            For

1.9    Elect Mr. James S. Palmer as a Director                   Mgmt          For                            For

1.10   Elect Mr. Eldon R. Smith as a Director                    Mgmt          For                            For

1.11   Elect Mr. David A. Tuer as a Director                     Mgmt          For                            For

2.     Approve PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       and authorize the Board to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 CANON INC                                                                                   Agenda Number:  700886469
--------------------------------------------------------------------------------------------------------------------------
        Security:  J05124144
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3242800005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   32.5, Final
       JY 67.5, Special JY 0

2      Amend Articles to: Increase Number of Internal            Mgmt          For                            For
       Auditors

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For

3.4    Elect Director                                            Mgmt          For                            For

3.5    Elect Director                                            Mgmt          For                            For

3.6    Elect Director                                            Mgmt          For                            For

3.7    Elect Director                                            Mgmt          For                            For

3.8    Elect Director                                            Mgmt          For                            For

3.9    Elect Director                                            Mgmt          For                            For

3.10   Elect Director                                            Mgmt          For                            For

3.11   Elect Director                                            Mgmt          For                            For

3.12   Elect Director                                            Mgmt          For                            For

3.13   Elect Director                                            Mgmt          For                            For

3.14   Elect Director                                            Mgmt          For                            For

3.15   Elect Director                                            Mgmt          For                            For

3.16   Elect Director                                            Mgmt          For                            For

3.17   Elect Director                                            Mgmt          For                            For

3.18   Elect Director                                            Mgmt          For                            For

3.19   Elect Director                                            Mgmt          For                            For

3.20   Elect Director                                            Mgmt          For                            For

3.21   Elect Director                                            Mgmt          For                            For

3.22   Elect Director                                            Mgmt          For                            For

3.23   Elect Director                                            Mgmt          For                            For

3.24   Elect Director                                            Mgmt          For                            For

3.25   Elect Director                                            Mgmt          For                            For

3.26   Elect Director                                            Mgmt          For                            For

4.1    Appoint Internal Statutory Auditor                        Mgmt          For                            For

4.2    Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Approve Retirement Bonuses for Directors and              Mgmt          Abstain                        Against
       Statutory Auditor




--------------------------------------------------------------------------------------------------------------------------
 CAPITA GROUP PLC                                                                            Agenda Number:  700882954
--------------------------------------------------------------------------------------------------------------------------
        Security:  G1846J107
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  GB0001734747
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the reports          Mgmt          For                            For
       of the Directors and the Auditors for the YE
       31 DEC 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend of 4.9p per ordinary             Mgmt          For                            For
       share

4.     Re-elect Mr. Gordon Hurst as a Director                   Mgmt          For                            For

5.     Re-elect Mr. Eric Walters as a Director                   Mgmt          For                            For

6.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company

7.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of Ernst & Young LLP

8.     Authorize the Directors, for the purpose of               Mgmt          For                            For
       Section 80 1  of the Companies Act 1985  Act
       , to allot relevant securities  Section 80(2)
       of the Act  up to an aggregate nominal amount
       of GBP 4,308,739;  Authority expires at the
       conclusion of the next AGM of the Company ;
       and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

s.9    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       95 of the Companies Act 1985  Act , to allot
       equity securities  Section 94(2)  of the Act
       for cash pursuant to the authority conferred
       by Resolution 9 above, disapplying the statutory
       pre-emption rights  Section 89(1) , provided
       that this power is limited to the allotment
       of equity securities: a) in connection with
       a rights issue, open offer or other offer of
       securities in favor of ordinary shareholders;
       and b) up to an aggregate nominal amount of
       GBP 668,360;  Authority expires at the conclusion
       of the next AGM of the Company ; and the Directors
       to allot equity securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

s.10   Authorize the Company, in accordance with the             Mgmt          For                            For
       Articles of Association of the Company, to
       make market purchases  Section 163(3) of the
       Companies Act 1985  of up to 65,283,939 ordinary
       shares in the capital of the Company, at a
       minimum price which may be paid for an ordinary
       shares is the nominal value of such share and
       the maximum price paid is an amount equal to
       105% above the average market value for such
       shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the AGM of the Company held in
       2007 or 18 months ; the Company, before the
       expiry, may make a contract to purchase ordinary
       shares which will or may be executed wholly
       or partly after such expiry; all shares purchased,
       pursuant to this authority conferred by this
       Resolution S.10 shall either be cancelled immediately
       on the completion of the purchase

s.11   Amend the Articles of Association  by deleting            Mgmt          For                            For
       Article 110(1)(g) and replacing with new one
       as specified

s.12   Amend the Articles of Association by deleting             Mgmt          For                            For
       Article 140 and replacing it with new one as
       specified

13.    Approve to renew the 1997 Executive Share Option          Mgmt          For                            For
       Scheme until 25 APR 2016 and authorize the
       Directors to alter the Scheme as specified




--------------------------------------------------------------------------------------------------------------------------
 CARNIVAL PLC                                                                                Agenda Number:  700894050
--------------------------------------------------------------------------------------------------------------------------
        Security:  G19081101
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  GB0031215220
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. Micky Arison as a Director of the            Mgmt          For                            For
       Carnival Corporation and the Carnival PLC

2.     Re-elect Mr. Ambassador Richard G. Capen,  Jr.            Mgmt          For                            For
       as a Director of the Carnival Corporation and
       the Carnival PLC

3.     Re-elect Mr. Robert H. Dickinson as a Director            Mgmt          For                            For
       of the Carnival Corporation and the Carnival
       PLC

4.     Re-elect Mr. Arnold W. Donald as a Director               Mgmt          For                            For
       of the Carnival Corporation and the Carnival
       PLC

5.     Re-elect Mr. Pier Luigi Foschi as a Director              Mgmt          For                            For
       of the Carnival Corporation and the Carnival
       PLC

6.     Re-elect Mr. Howard S. Frank as a Director of             Mgmt          For                            For
       the Carnival Corporation and the Carnival PLC

7.     Re-elect Mr. Richard J. Glasier as a Director             Mgmt          For                            For
       of the Carnival Corporation and the Carnival
       PLC

8.     Re-elect Mr. Baroness Hogg as a Director of               Mgmt          For                            For
       the Carnival Corporation and the Carnival PLC

9.     Re-elect Mr. A. Kirk Lanterman as a Director              Mgmt          For                            For
       of Carnival Corporation and the Carnival PLC

10.    Re-elect Mr. Modesto A. Maidique as a Director            Mgmt          For                            For
       of Carnival Corporation and the Carnival PLC

11.    Re-elect Sir John Parker as a Director of Carnival        Mgmt          For                            For
       Corporation and the Carnival PLC

12.    Re-elect Mr. Peter G. Ratcliffe as a Director             Mgmt          For                            For
       of Carnival Corporation and the Carnival PLC

13.    Re-elect Mr. Stuart Subotnick as a Director               Mgmt          For                            For
       of Carnival Corporation and the Carnival PLC

14.    Re-elect Mr. Uzi Zucker as a Director of the              Mgmt          For                            For
       Carnival Corporation and the Carnival PLC

15.    Re-appoint the UK firm of PricewaterhouseCoopers          Mgmt          For                            For
       LLP as the Independent Auditors of the Carnival
       for the period commencing upon the conclusion
       of the meeting until the conclusion next general
       meeting at which the accounts of the Carnival
       PLC are laid and ratify the selection of the
       U.S. firm PricewaterhouseCoopers LLP as the
       Independent Registered Certified Public Accounting
       Firm Carnival Corporation for the period commencing
       upon the conclusion of the meeting until the
       conclusion of the next AGM of the Carnival
       Corporation after the date on which this Resolution
       is passed

16.    Authorize the Audit Committee of the Board of             Mgmt          For                            For
       Directors of Carnival PLC to agree the remuneration
       of the Independent Auditors

17.    Receive the UK accounts and the reports of the            Mgmt          For                            For
       Directors and the Auditors of Carnival PLC
       for the FYE 30 NOV 2005

18.    Approve the Directors  remuneration report of             Mgmt          For                            For
       Carnival PLC as set out in the annual report
       for the FYE 30 NOV 2005

19.    Approve to renew the authority and power conferred        Mgmt          For                            For
       on the Directors by Article 30 of the Carnival
       PLC s Articles of Association for a period
       commencing at the end of the meeting and expiring
       at the end of the next AGM of Carnival PLC
       after the date on which this Resolution is
       passed and for that period the Section 80 amount
       shall be USD 21,977,399

S.20   Approve, subject to passing of Resolution 19,             Mgmt          For                            For
       to renew the power conferred on the Directors
       by Article 31 of the Carnival PLC s Articles
       of Association for a period commencing at the
       end of the meeting and expiring at the end
       of the next AGM of Carnival PLC after the date
       on which this Resolution is passed and for
       that period the Section 89 amount shall be
       USD 17,651,130

S.21   Authorize the Company, to make market purchases           Mgmt          For                            For
       Section 163(3) of the UK Companies Act 1985
       (the Companies Act)  of ordinary shares of
       USD 1.66 each in the capital of Carnival PLC
       provided that: up to a maximum of 10,633,211
       ordinary shares, at a minimum price  exclusive
       of expenses  of USD 1.66 ordinary shares and
       up to 105% of the average middle market quotations
       for such shares derived from the London Stock
       Exchange  LSE  Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Carnival PLC in 2007 or 18 months ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 CATHAY FINANCIAL HOLDING COMPANY LTD                                                        Agenda Number:  700955567
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y11654103
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002882008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295680 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the report on business operating results          Mgmt          For                            For
       of 2005

1.2    Approve to rectify the financial statements               Mgmt          For                            For
       of 2005 by the Company Supervisors

1.3    Approve the related enactment publication report          Mgmt          For                            For
       to the same person or the same affiliate which
       attempt to hold over 10% of total outstanding
       with voting right

2.1    Approve the business reports and financial statements     Mgmt          For                            For
       of 2005

2.2    Approve the distribution of profits of 2005-              Mgmt          For                            For
       cash dividend TWD 1.5 per share, stock dividend
       50 shares per 1000 shares from retained earnings
       subject to 20% withholding tax

3.1    Approve the capitalization of 2005 dividend               Mgmt          Abstain                        Against

3.2    Amend the Articles of Incorporation                       Mgmt          For                            For

3.3    Approve to amend the rules of re-election of              Mgmt          Abstain                        Against
       the Company Directors and the Supervisors

3.4    Approve to amend the procedures of acquisition            Mgmt          For                            For
       or disposal of substantial assets

3.5    Approve the share swap with the subsidiary                Mgmt          For                            For

4.     Other proposals and extraordinary motions                 Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 CEMEX, S.A. DE C.V.                                                                         Agenda Number:  932484621
--------------------------------------------------------------------------------------------------------------------------
        Security:  151290889
    Meeting Type:  Special
    Meeting Date:  27-Apr-2006
          Ticker:  CX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

E1     PROPOSAL TO SPLIT EACH OF THE COMPANY S ORDINARY          Mgmt          For                            For
       COMMON SHARES SERIES  A  AND SERIES  B  SHARES
       AND AMEND ARTICLE 6 OF THE COMPANY S BY-LAWS.

E2     PROPOSAL TO CHANGE THE COMPANY S BY-LAWS.                 Mgmt          For                            For

E3     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING AND THE CHANGES IN THE
       COMPANY S BY-LAWS OR ESTATUTOS SOCIALES, IF
       APPLICABLE.

O1     APPROVAL OF THE FINANCIAL STATEMENTS FOR THE              Mgmt          For                            For
       FISCAL YEAR ENDED DECEMBER 31, 2005.

O2     ALLOCATION OF PROFITS AND THE MAXIMUM AMOUNT              Mgmt          For                            For
       OF FUNDS TO BE USED FOR THE PURCHASE OF COMPANY
       SHARES.

O3     PROPOSAL TO INCREASE THE CAPITAL STOCK OF THE             Mgmt          For                            For
       COMPANY IN ITS VARIABLE PORTION.

O4     APPOINTMENT OF DIRECTORS AND STATUTORY AUDITORS,          Mgmt          For                            For
       AND PRESIDENT OF THE AUDIT COMMITTEE AND SOCIETAL
       PRACTICES.

O5     COMPENSATION OF DIRECTORS, STATUTORY AUDITORS             Mgmt          For                            For
       AND AUDIT AND SOCIETAL PRACTICES COMMITTEE.

O6     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 CHARTERED SEMICONDUCTOR MFG LTD                                                             Agenda Number:  700910208
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1297M104
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  SG1H23874727
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited accounts of the Company for             Mgmt          For                            For
       the YE 31 DEC 2005, including the reports of
       the Directors and the Auditors

2.A.1  Re-elect Mr. James A. Norling as a Director,              Mgmt          For                            For
       who retires pursuant to Article 94 of the Company
       s Articles of Association

2.A.2  Re-elect Mr. Philip Tan Yuen Fah as a Director,           Mgmt          For                            For
       who retires pursuant to Article 94 of the
       Company s Articles of Association

2.B    Approve to record the retirement of Mr. Sum               Mgmt          For                            For
       Soon Lim, a Director retiring pursuant to Article
       94 of the Company s Articles of Association

2.C    Re-elect Mr. Steven H. Hamblin, who retires               Mgmt          For                            For
       pursuant to Article 99 of the Company s Articles
       of Association

3.A.1  Re-appoint Mr. Charles E. Thompson as a Director          Mgmt          For                            For
       of the Company until the next AGM of the Company,
       pursuant to Section 153(6) of the Companies
       Act, Chapter 50

3.A.2  Re-appoint Mr. Andre Borrel as a Director of              Mgmt          For                            For
       the Company until the next AGM of the Company,
       pursuant to Section 153(6) of the Companies
       Act, Chapter 50

3.A.3  Re-appoint Mr. Pasquale Pistorio as a Director            Mgmt          For                            For
       of the Company until the next AGM of the Company,
       pursuant to Section 153(6) of the Companies
       Act, Chapter 50

3.B    Approve to record the retirement of Mr. Robert            Mgmt          For                            For
       E. La Blanc, a Director retiring pursuant to
       Section 153(2) of the Companies Act, Chapter
       50

4.     Re-appoint KPMG as the Company s Auditors and             Mgmt          For                            For
       authorize the Directors to fix their remuneration

5.     Approve the Directors  fees of SGD 462,334 for            Mgmt          For                            For
       the YE 31 DEC 2005

6.A    Authorize the Directors, pursuant to Section              Mgmt          Abstain                        Against
       161 of the Companies Act, Chapter 50, to allot
       and issue shares in the capital of the Company
       to any person on such terms and conditions
       and with such rights or restrictions as they
       may think fit to impose;  Authority expires
       earlier at the conclusion of the next AGM of
       the Company ; or the expiration of the period
       within which the next AGM is required by law
       to be held

6.B    Authorize the Directors, pursuant to Section              Mgmt          Abstain                        Against
       161 of the Companies Act, Chapter 50, to: i)
       aa) create and issue securities  Securities
       including, without limitation, warrants or
       options to subscribe for new shares of the
       Company  New Shares  or to purchase from the
       Company other securities issued or to be issued
       by the Company, debt securities and securities
       which are convertible into, exchangeable for,
       or exchangeable for, New Shares or other securities
       issued or to be issued by the Company to any
       person or persons and on such terms and conditions
       as the Directors may think fit to impose; bb)
       create and issue any further Securities  Further
       Securities  as may be required or permitted
       to be issued in accordance with the terms and
       conditions of the Securities; and cc) make,
       enter into and/or issue offers, agreements,
       options. undertakings, guarantees and/or indemnities
       together referred to as Agreements  which
       would or might require the issue of New Shares
       or other securities by the Company with any
       person or persons and on such terms and conditions
       as the Directors may think fit to impose; ii)
       allot and issue from time to time: aa) such
       number of New Shares as may be required or
       permitted to be allotted or issued on the conversion,
       exchange or exercise of the Securities, or
       any of them, to the holders of such Securities
       on the conversion, exchange or exercise thereof,
       subject to and otherwise in accordance with
       the terms and conditions of the Securities;
       bb) on the same basis as Paragraph (ii) (aa)
       above, such further New Shares as may be required
       to be allotted and issued on the conversion,
       exchange or exercise of any of the Further
       Securities in accordance with the terms and
       conditions of the Further Securities; and cc)
       such number of New Shares as may be required
       or permitted to be allotted or issued pursuant
       to and otherwise in accordance with the terms
       and conditions of the Agreements; and iii)
       take such steps, make such amendments to the
       terms and conditions of the Securities, the
       Further Securities and the Agreements and any
       of them, and exercise such discretion as the
       Directors may from time to time deem fit, advisable
       or necessary in connection with all or any
       of the above matters

6.C    Authorize the Directors, pursuant to Section              Mgmt          Abstain                        Against
       161 of the Companies Act, Chapter 50, to offer
       and grant options in accordance with the provisions
       of the 1999 Option Plan, as amended and restated,
       and to allot and issue from time to time such
       number of shares in the capital of the Company
       as may be required to be issued pursuant to
       the exercise of the options under the 1999
       Option Plan, as amended and restated

6.D    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       161 of the Companies Act, Chapter 50, to offer
       and grant rights to purchase shares in the
       capital of the Company in accordance with the
       provisions of the Chartered ESPP 2004, and
       to allot and issue from time to time such number
       of shares in the capital of the Company as
       may be required to be issued pursuant to the
       exercise of rights to purchase shares in the
       capital of the Company under the Chartered
       ESPP 2004

6.E    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       161 of the Companies Act, Chapter 50, to offer
       and grant rights to purchase shares in the
       capital of the Company in accordance with the
       provisions of the SMP ESPP 2004 and to allot
       and issue from time to time such number of
       shares in the capital of the Company as may
       be required to be issued pursuant to the exercise
       of rights to purchase shares in the capital
       of the Company under the SMP ESPP 2004

7.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHI MEI OPTOELECTRONICS CORP                                                                Agenda Number:  700876773
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1371Q104
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  TW0003009007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to issue new shares through Private               Mgmt          For                            For
       Placement

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 CHI MEI OPTOELECTRONICS CORPORATION                                                         Agenda Number:  932543463
--------------------------------------------------------------------------------------------------------------------------
        Security:  167064203
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2006
          Ticker:  CMOPF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

2A     THE FINANCIAL STATEMENTS OF YEAR 2005                     Mgmt          For                            For

2B     PROFIT DISTRIBUTION OF YEAR 2005                          Mgmt          For                            For

2C     AMENDMENT TO THE GUIDANCE OF ACQUISITION OR               Mgmt          For                            For
       DISPOSAL ASSET PROCESS

2D     AMENDMENT TO THE GUIDANCE OF DERIVATES TRANSACTION        Mgmt          For                            For
       PROCEDURE

2E     AMENDMENT TO THE GUIDANCE OF GUARANTEE PROVIDED           Mgmt          For                            For
       FOR OTHERS

2F     AMENDMENT TO THE GUIDANCE OF LENDING PROCEDURE            Mgmt          For                            For

3A     NEW OFFERING BY CAPITALIZATION OF EARNING AND             Mgmt          For                            For
       EMPLOYEE BONUS

3B     AMENDMENT TO THE ARTICLES INCORPORATION                   Mgmt          For                            For

3C     AMENDMENT TO THE ARTICLE OF SELECTING THE MEMBERS         Mgmt          For                            For
       OF BDO AND AUDITORS

04     SPECIAL MOTIONS                                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CHINA MOBILE (HONG KONG) LTD                                                                Agenda Number:  700916274
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y14965100
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  HK0941009539
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       of the Company and its subsidiaries for the
       YE 31 DEC 2005

2.     Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

3.1    Re-elect Mr. Lu Xiangdong as a Director                   Mgmt          For                            For

3.2    Re-elect Mr. Xue Taohai as a Director                     Mgmt          For                            For

3.3    Re-elect Mr. Sha Yuejia as a Director                     Mgmt          For                            For

3.4    Re-elect Mr. Liu Aili as a Director                       Mgmt          For                            For

3.5    Re-elect Mr. Xin Fanfei as a Director                     Mgmt          For                            For

3.6    Re-elect Mr. Xu Long as a Director                        Mgmt          For                            For

3.7    Re-elect Mr. Lo Ka Shui as a Director                     Mgmt          For                            For

3.8    Re-elect Mr. Moses Cheng Mo Chi as a Director             Mgmt          For                            For

4.     Re-appoint Messrs. KPMG as the Auditors and               Mgmt          For                            For
       authorize the Directors to fix their remuneration

5.     Authorize the Directors, pursuant to the approval         Mgmt          For                            For
       in the Paragraph (a) above shall not exceed
       or represent more than 10% of aggregate nominal
       amount of the share capital of the Company,
       to purchase shares of HKD 0.10 each in the
       capital of the Company including any form of
       depositary receipt representing the right to
       receive such shares  Shares   with the aggregate
       nominal amount which may be purchased on the
       Stock Exchange of Hong Kong Limited or any
       other stock exchange on which securities of
       the Company may be listed and which is recognized
       for this purpose by the Securities and Futures
       Commission of the Hong Kong and The Stock Exchange
       of Hong Kong Limited   Authority expires till
       the next AGM of the Company

6.     Approve the Directors to allot, issue and deal            Mgmt          For                            For
       with additional shares in the Company  including
       the making and granting of offers, agreements
       and options which might require shares to be
       allotted, whether during the continuance of
       such mandate or thereafter  provided that,
       otherwise than pursuant to: i) a rights issue
       where shares are offered to shareholders on
       a fixed record date in proportion to their
       then holdings of shares; ii) the exercise of
       options granted under any share option scheme
       adopted by the Company; or iii) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend in accordance with the Articles of
       Association of the Company, the aggregate nominal
       amount of the shares allotted shall not exceed
       the aggregate of: a) 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue b)  if the Directors are so authorized
       by a separate ordinary resolution of the shareholders
       of the Company  the nominal amount of the share
       capital of the Company repurchased by the Company
       subsequent to the passing of this resolution
       up to a maximum equivalent to 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       law to be held

7.     Authorize the Directors to exercise the powers            Mgmt          For                            For
       of the Company referred to in Resolution 6
       in respect of the share capital of the Company
       as specified

S.8    Approve to change the name of the Company from            Mgmt          For                            For
       China Mobile (Hong Kong) Limited  to  China
       Mobile Limited




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORP (HONG KONG)                                                         Agenda Number:  932405067
--------------------------------------------------------------------------------------------------------------------------
        Security:  16940Q101
    Meeting Type:  Special
    Meeting Date:  25-Oct-2005
          Ticker:  CN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE CONDITIONAL SALE AND PURCHASE             Mgmt          For                            For
       AGREEMENT DATED 12 SEPTEMBER 2005 (THE  ACQUISITION
       AGREEMENT ) ENTERED INTO AMONG THE COMPANY,
       CHINA NETCOM GROUP CORPORATION (BVI) LIMITED
       ( CNC BVI ) AND CHINA NETWORK COMMUNICATIONS
       GROUP CORPORATION ( CHINA NETCOM GROUP ), AS
       SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     APPROVAL OF THE CONTINUING CONNECTED TRANSACTIONS         Mgmt          For                            For
       CONTEMPLATED UNDER THE ENGINEERING AND INFORMATION
       TECHNOLOGY SERVICES AGREEMENT AND THE MATERIALS
       PROCUREMENT AGREEMENT, SUBJECT TO THE PASSING
       OF ORDINARY RESOLUTION NO. 1, AS SET FORTH
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

03     APPROVAL OF THE CONTINUING CONNECTED TRANSACTIONS         Mgmt          For                            For
       CONTEMPLATED UNDER THE DOMESTIC INTERCONNECTION
       SETTLEMENT AGREEMENT AND THE INTERNATIONAL
       LONG DISTANCE VOICE SERVICES SETTLEMENT AGREEMENT,
       SUBJECT TO THE PASSING OF ORDINARY RESOLUTION
       NO. 1, AS SET FORTH IN THE COMPANY S NOTICE
       OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORP (HONG KONG)                                                         Agenda Number:  932512850
--------------------------------------------------------------------------------------------------------------------------
        Security:  16940Q101
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  CN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL TO RECEIVE AND CONSIDER THE AUDITED              Mgmt          For                            For
       FINANCIAL STATEMENTS AND THE REPORTS OF THE
       DIRECTORS AND AUDITORS FOR THE YEAR ENDED 31
       DECEMBER 2005.

02     APPROVAL TO DECLARE A FINAL DIVIDEND FOR THE              Mgmt          For                            For
       YEAR ENDED 31 DECEMBER 2005.

03     TO ELECT DIRECTORS.                                       Mgmt          For                            For

04     APPROVAL TO RE-APPOINT PRICEWATERHOUSECOOPERS             Mgmt          For                            For
       AS THE AUDITORS OF THE COMPANY AND TO AUTHORISE
       THE BOARD OF DIRECTORS TO FIX THEIR REMUNERATION.

05     APPROVAL TO GIVE A GENERAL MANDATE TO THE DIRECTORS       Mgmt          For                            For
       OF THE COMPANY TO REPURCHASE SHARES IN THE
       COMPANY NOT EXCEEDING 10% OF THE AGGREGATE
       NOMINAL AMOUNT OF THE EXISTING ISSUED SHARE
       CAPITAL, AS SET FORTH IN THE COMPANY S NOTICE
       OF MEETING ENCLOSED HEREWITH.

06     APPROVAL TO GIVE A GENERAL MANDATE TO THE DIRECTORS       Mgmt          For                            For
       OF THE COMPANY TO ISSUE, ALLOT AND DEAL WITH
       ADDITIONAL SHARES IN THE COMPANY NOT EXCEEDING
       20% OF THE EXISTING ISSUED SHARE CAPITAL, AS
       SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

07     APPROVAL TO AUTHORIZE THE DIRECTORS TO EXERCISE           Mgmt          For                            For
       THE POWERS OF THE COMPANY REFERRED TO IN AGENDA
       ITEM 6 IN RESPECT OF THE SHARE CAPITAL OF THE
       COMPANY, AS SET FORTH IN THE COMPANY S NOTICE
       OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORP (HONG KONG)                                                         Agenda Number:  932525314
--------------------------------------------------------------------------------------------------------------------------
        Security:  16940Q101
    Meeting Type:  Special
    Meeting Date:  16-May-2006
          Ticker:  CN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE AMENDMENTS TO THE RULES OF THE             Mgmt          For                            For
       SHARE OPTION SCHEME, AS SET FORTH IN THE COMPANY
       S NOTICE OF MEETING ENCLOSED HEREWITH.

02     TO APPROVE THE AMENDMENTS TO THE TERMS OF THE             Mgmt          For                            For
       OPTIONS GRANTED UNDER THE SHARE OPTION SCHEME,
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700939347
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the financial statements             Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of RMB 0.11 per share            Mgmt          For                            For
       for the YE 31 DEC 2005

3.A.1  Elect Mr. Chang Xiaobing as a Director                    Mgmt          For                            For

3.A.2  Elect Mr. Tong Jilu as a Director                         Mgmt          For                            For

3.A.3  Elect Mr. Li Jianguo as a Director                        Mgmt          For                            For

3.A.4  Elect Mr. Yang Xiaowei as a Director                      Mgmt          For                            For

3.A.5  Elect Mr. Li Zhengmao as a Director                       Mgmt          For                            For

3.A.6  Elect Mr. Li Gang as a Director                           Mgmt          For                            For

3.A.7  Elect Mr. Zhang Junan as a Director                       Mgmt          For                            For

3.A.8  Elect Mr. Lu Jianguo as a Director                        Mgmt          For                            For

3.A.9  Elect Mr. Cheung Wing Lam, Linus as a Director            Mgmt          For                            For

3.A10  Elect Mr. Wong Wai Ming as a Director                     Mgmt          For                            For

3.B    Authorize the Directors to fix remuneration               Mgmt          For                            For
       of the Directors for the YE 31 DEC 2006

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration for the YE 31 DEC 2006

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company including any form of depositary receipts
       representing the right to receive such shares
       Shares  on The Stock Exchange of Hong Kong
       Limited  Stock Exchange  or any other stock
       exchange recognized by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       in accordance with all applicable laws including
       the Hong Kong Code on share repurchases and
       the Rules Governing the Listing of Securities
       on the Stock Exchange as amended during the
       relevant period, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company at the date of passing of this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by the Company s Articles of Association
       Articles of Association  or the Companies
       Ordinance

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and dealt with additional shares and
       make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of aa) 20% of the aggregate nominal
       amount of the share capital of the Company
       at the date of passing of this resolution;
       plus bb) the aggregate nominal amount of share
       capital of the Company repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the share capital as at the date of passing
       of this resolution , otherwise than pursuant
       to i) a rights issue; ii) the exercise of options
       granted under any share option scheme adopted
       by the Company; or iii) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       the Company s Articles of Association  Articles
       of Association  or the Companies Ordinance

7.     Authorize the Directors to exercise the powers            Mgmt          For                            For
       of the Company referred to in Resolution 6
       in respect of the share capital of the Company
       referred to in such resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700825524
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  EGM
    Meeting Date:  08-Dec-2005
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve to issue preferred B shares of TWD 20             Mgmt          For                            For
       billion via Private Placed Right Issue

B.1    Amend the Articles of Incorporation                       Mgmt          For                            For

B.2    Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700954969
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295939 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the report of business operation result           Mgmt          For                            For
       and financial reports of FY 2005

1.2    Receive the Supervisors review financial reports          Mgmt          For                            For
       of FY 2005

1.3    Receive the report of the meeting rules for               Mgmt          For                            For
       the Board of Directors

2.1    Approve the financial reports of FY 2005                  Mgmt          For                            For

2.2    Approve the net profit allocation of FY 2005;             Mgmt          For                            For
       proposed cash dividend: TWD 0.5 per share

3.1    Amend the rules of shareholders  meeting                  Mgmt          For                            For

3.2    Amend the procedures of asset acquisition or              Mgmt          For                            For
       disposal

3.3    Approve to issue the additional shares; proposed          Mgmt          For                            For
       stock dividend: 120 shares for 1,000 shares
       held

3.4    Amend the Articles of Incorporation                       Mgmt          For                            For

4.     Extraordinary proposals                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHUGAI PHARMACEUTICAL CO LTD                                                                Agenda Number:  700885520
--------------------------------------------------------------------------------------------------------------------------
        Security:  J06930101
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2006
          Ticker:
            ISIN:  JP3519400000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   12, Final
       JY 12, Special JY 10

2      Amend Articles to: Abolish Retirement Bonus               Mgmt          For                            For
       System for Nonexecutive Directors and Statutory
       Auditors - Authorize Public Announcements in
       Electronic Format

3      Approve Corporate Split Agreement and Transfer            Mgmt          For                            For
       of Operations to Wholly-Owned  Subsidiary

4.1    Elect Director                                            Mgmt          For                            For

4.2    Elect Director                                            Mgmt          For                            For

4.3    Elect Director                                            Mgmt          For                            For

4.4    Elect Director                                            Mgmt          For                            For

4.5    Elect Director                                            Mgmt          For                            For

4.6    Elect Director                                            Mgmt          For                            For

4.7    Elect Director                                            Mgmt          For                            For

4.8    Elect Director                                            Mgmt          For                            For

4.9    Elect Director                                            Mgmt          For                            For

4.10   Elect Director                                            Mgmt          For                            For

5      Approve Executive Stock Option Plan                       Mgmt          For                            For

6      Approve Retirement Bonus for Director and Special         Mgmt          Against                        Against
       Payments to Continuing      Nonexecutive Directors
       and Statutory Auditors in Connection with Abolition
       of Retirement Bonus System

7      Approve Adjustment to Aggregate Compensation              Mgmt          For                            For
       Ceiling for Statutory Auditors




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO LTD                                                                     Agenda Number:  700910905
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1613J108
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  TW0002412004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289844 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 audited reports                          Mgmt          For                            For

1.3    Receive the audit number of the 2004 financial            Mgmt          For                            For
       statements

1.4    Receive the report on the status of  buyback              Mgmt          For                            For
       treasury stock

1.5    Approve to revise the code of conduct                     Mgmt          For                            For

1.6    Approve the Company s issuance of preferred               Mgmt          For                            For
       shares based on Article 12-8 of the Telecommunications
       Act and Article 6-1 of the Articles of Incorporation
       of the Company

2.1    Approve the 2005 business reports and financial           Mgmt          For                            For
       statements

2.2    Approve the 2005 profit distribution: proposed            Mgmt          For                            For
       cash dividend: TWD 4.3 per share

3.1    Approve the revision to the rules of shareholder          Mgmt          For                            For
       meeting

3.2    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 20 for 1000
       shares held

3.3    Amend the Articles of Incorporation                       Mgmt          For                            For

3.4    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

3.5    Approve the proposal of the fixed disbursement            Mgmt          For                            For
       of remuneration to the Directors and the Supervisors

4.     Extraordinary motions                                     Other         For                            *

       PLEASE NOTE THAT UNDER LATEST AMENDMENT TO ARTICLE        Non-Voting    No vote
       172-1 AND 192-1 OF THE COMPANY LAW, ANY SHAREHOLDER
       POSSESSING 1% OR MORE OF TOTAL ISSUED SHARES
       IS GIVEN THE RIGHTS  SUBJECT TO CERTAIN CONDITIONS
       AND LIMITATIONS  :1) SUBMIT ONE PROPOSAL, CONSTRAINED
       WITHIN 300 CHINESE CHARACTERS, TO SHAREHOLDERS
       MEETING FOR THE DISCUSSION AND2) NOMINNATE
       TO THE COMPANY CANDIDATES FOR ELECTION OF DIRECTORS
       AT SHAREHOLDERS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO., LTD.                                                                  Agenda Number:  932511125
--------------------------------------------------------------------------------------------------------------------------
        Security:  17133Q205
    Meeting Type:  Annual
    Meeting Date:  30-May-2006
          Ticker:  CHT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     THE COMPANY S OPERATION REPORTS FOR 2005.                 Mgmt          For                            For

A2     THE SUPERVISORS  AUDIT REPORTS ON THE COMPANY             Mgmt          For                            For
       S FINANCIAL STATEMENTS FOR 2005.

A3     THE COMPANY S FINANCIAL STATEMENTS FOR 2004               Mgmt          For                            For
       APPROVED BY THE MINISTRY OF AUDIT OF THE REPUBLIC
       OF CHINA.

A4     THE COMPANY S IMPLEMENTATION OF ITS SHARE REPURCHASE      Mgmt          For                            For
       PROGRAM.

A5     THE COMPANY S AMENDMENT TO ITS CODE OF ETHICS.            Mgmt          For                            For

A6     THE COMPANY S ISSUANCE OF PREFERRED SHARES BASED          Mgmt          For                            For
       ON ARTICLE 12 OF THE TELECOMMUNICATIONS ACT.

B1     THE COMPANY S OPERATION REPORTS AND FINANCIAL             Mgmt          For                            For
       STATEMENTS FOR YEAR 2005.

B2     THE COMPANY S DISTRIBUTION OF EARNINGS FOR YEAR           Mgmt          For                            For
       2005.

C1     AMENDMENT TO THE ORDINANCE OF THE COMPANY S               Mgmt          For                            For
       ANNUAL GENERAL MEETING.

C2     PROPOSAL TO INCREASE THE COMPANY S CAPITAL THROUGH        Mgmt          For                            For
       EARNINGS.

C3     AMENDMENT TO THE COMPANY S ARTICLES OF INCORPORATION.     Mgmt          For                            For

C4     AMENDMENT TO THE COMPANY S PROCEDURES FOR ACQUISITIONS    Mgmt          For                            For
       OR DISPOSITION OF ASSETS.

C5     PROPOSAL TO DISBURSE REMUNERATIONS TO THE COMPANY         Mgmt          For                            For
       S DIRECTORS AND SUPERVISORS.

D      EXTRAORDINARY MOTIONS.                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE                                                                        Agenda Number:  700892979
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

I.     Approve the protocol and justification of the             Mgmt          For                            For
       acquisition of shares issued by Caemi - Mineracao
       E Metalurgica S.A.  Caemi  under the terms
       of the Article 252 of Law No. 6.404/76

II.    Ratify the appointment of a specialized Company           Mgmt          For                            For
       to proceed to the valuation of shares issued
       by Caemi to be incorporated into the Company
       s assets

III.   Approve the valuation report, prepared by the             Mgmt          For                            For
       specialized Company

IV.    Approve the incorporation of shares issued by             Mgmt          For                            For
       Caemi into the Company s assets

V.     Approve to increase the Corporate capital, to             Mgmt          For                            For
       be carried out with the shares issued by Caemi
       to be incorporated into the Company s assets,
       by the issuance of 64,151,361 Class  A  Preferred
       Shares, and the consequent amendment of the
       main Section of the Article 5 of the Company
       s Corporate Bylaws




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE                                                                        Agenda Number:  700924447
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  MIX
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE IN ALL ITEMS, THANK YOU

A.1    Approve the Board of Directors  annual report,            Mgmt          For                            For
       the financial statements, relating to FYE 31
       DEC 2005

A.2    Approve to distribute the FY s net profits and            Mgmt          For                            For
       the budget of capital for the year 2005

A.3    Elect the Members of the Finance Committee                Mgmt          For                            For

A.4    Approve to set the Directors  global remuneration         Mgmt          For                            For

E.1    Approve to split the shares issued by the Company,        Mgmt          For                            For
       in which each common and preferential share
       issued by the Company would come to be represented
       by 2 shares of the same type and class and
       amend the Articles 5 and 6 of the Corporate
       By-Laws

E.2    Amend the Corporate Bylaws of the Company, in             Mgmt          For                            For
       regard to Section II and Subsection IV of Chapter
       IV, which deal with the Advising Committees
       to the Board of Directors, as follows: a) amend
       the main part of Article 15, in such a way
       as to change the name of the Governance and
       Ethics Committee to Governance and Sustainability
       Committee, b) amend Article 16, in such a way
       as to include in the mission of the Committees,
       advising to the Board of Directors in following
       the Company s activities; c) amend Article
       21 by inclusion of Line IV to provide for the
       Executive Development Committee to have the
       responsibility to issue an opinion regarding
       policies concerning health and safety, suppressing,
       as a consequence; this responsibility in relation
       to the Governance and Ethics Committee, as
       provided for in the current line III of Article
       25; and d) amend the main part of Article 25,
       in such a way as to replace the expression
       ethics with sustainability

E.3    Approve the consolidation of the amendments               Mgmt          For                            For
       to the Corporate Bylaws approved by the EGM
       held on 18 AUG 2004, 27 APR 2005 and 19 JUL
       2005, as well as the amendments mentioned in
       Items E.1 and E.2, above, if these are approved




--------------------------------------------------------------------------------------------------------------------------
 CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA, CHARENTON LE PONT                          Agenda Number:  700924257
--------------------------------------------------------------------------------------------------------------------------
        Security:  F31668100
    Meeting Type:  OGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  FR0000121667
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       12 MAY 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. ALSO BE ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU.

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Receive the reports of the Board of Directors,            Mgmt          For                            For
       its Chairman and the Auditors  reports and
       approve the parent Company s financial statements
       and the balance sheet for the YE 31 DEC 2005,
       as presented and showing income of EUR 163,518,949.28

2.     Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting and
       showing an income of EUR 289,064,000.00  which
       net Group part amounts to EUR 287,134,000.00

3.     Approve to appropriate the income for the FY              Mgmt          For                            For
       as follows: net income for the FY: EUR 163,518,949.28,
       prior retained earnings: EUR 3,751,834.25,
       allocation to the legal reserve: EUR 0.00,
       total to be allocated: EUR 167,270,783.53 dividends:
       statutory dividend: EUR 2,139,535.27, complementary
       dividend: EUR 93,630,138.81, total dividend:
       EUR 95,769,674.08, allocation to the other
       reserves: EUR 67,000,000.00, retained earnings:
       EUR 4,501,109.45; the shareholders will receive
       a net dividend of EUR 0.94 per share, and will
       entitle to the 40% allowance provided by the
       French Tax Code, payable on 16 MAY 2006; in
       the event that the Company holds some of its
       own shares on such date, the amount of the
       unpaid dividend on such shares shall be allocated
       to the retained earnings account, as required
       by law

4.     Approve the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code, said report and
       the agreements referred to therein

5.     Appoint Mr. Juan Boix as a Director                       Mgmt          For                            For

6.     Re-appint Mr. Michel Besson as a Director for             Mgmt          For                            For
       a 3-year period

7.     Re-appoint Mr. Jean Burelle as a Director for             Mgmt          For                            For
       a 3-year period

8.     Re-appoint Mr. Philippe Germond as a Director             Mgmt          For                            For
       for a 3-year period

9.     Re-appoint Mr. Olivier Pecoux as a Director               Mgmt          For                            For
       for a 3-year period

10.    Acknowledge the resignation of Mr. Jean-Pierre            Mgmt          For                            For
       Martin and appoint in replacement, Mr. Alain
       Thomas as a Director for a 2 year period

11.    Acknowledge the resignation of Mr. Louis Lesperance       Mgmt          For                            For
       and appoint in replacement, Mr. Serge Zins
       as a Director for a 1 year period

12.    Acknowledge the resignation of Mr. Gerard Dantheny        Mgmt          For                            For
       and appoint in replacement, Mr. Etienne Boris
       as a Deputy Auditor for a 1 year period

13.    Approve the total annual fees of EUR 300,000.00           Mgmt          For                            For
       to the Board of Directors

14.    Authorize the Board of Directors, to buy back             Mgmt          For                            For
       the Company s shares on the open market, subject
       to the conditions described below: maximum
       purchase price: EUR 105.00, minimum sale price:
       EUR 30.00, maximum number of shares to be acquired:
       10% of the share capital;  Authority expires
       at the end of 18-month period ; and to take
       all necessary measures and accomplish all necessary
       formalities

15.    Approve that the authority granted by Resolution          Mgmt          For                            For
       14 can be used by the Board of Directors, in
       one or several times, including in period of
       public offering aiming at shares of the Company,
       in application of the provisions of Article
       232-17, Paragraph 2 of the General Regulations
       of the French Financial Markets Authority;
       Authority expires at the end of 18 months
       period

16.    Grant full powers to the bearer of an original,           Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 CIE GENERALE DES ETABLISSEMENTS MICHELIN SA, CLERMONT-FERRAND                               Agenda Number:  700908152
--------------------------------------------------------------------------------------------------------------------------
        Security:  F61824144
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  FR0000121261
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHARE BLOCKING DOES NOT APPLY            Non-Voting    No vote
       AS MICHELIN S SHARES ARE IN REGISTERED FORM.

       PLEASE NOTE THAT THIS IS A MIXED SHAREHOLDERS             Non-Voting    No vote
       MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A MIXED SHAREHOLDERS             Non-Voting    No vote
       MEETING. THANK YOU.

O.1    The Annual Shareholders Meeting, having heard             Mgmt          For                            For
       the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       hereby approves the Company s accounts for
       2005 and the resulting profit recorded therein
       of EUR 270,156,351.29. The Annual Shareholders
       Meeting hereby approves the operations described
       in the above accounts and reports, specifically
       and insofar as necessary, those affecting the
       various reserve accounts

O.2    Appropriation of profits for financial year               Mgmt          For                            For
       2005. Upon recommendation by the Managing Partners
       and as approved by the Supervisory Board, The
       Annual Shareholders  Meeting, in consideration
       of a profit for the year of EUR 270,156,351.29
       The reserve account will amount to the minimum
       statutory 10% or EUR 120.00 Of capital EUR
       8,894,230.50 Less the General Partners  statutory
       share in the amount of EUR 261,262,000.79 Resulting
       in a balance of EUR 163,141,247.14 Represente
       Augmented by profits brought forward of amounting
       to a distributable sum of EUR 424,403,247.93
       Hereby rules as follows: I - To distribute
       a total amount of EUR 193,573,293.75 which
       amounts to a dividend of EUR 1.35 per share.
       The date of expiry for dividend entitlements
       shall be May 16, 2006, upon which date shares
       shall be quoted net of their dividend entitlement
       for financial year 2005. Note that the proposed
       dividend is eligible to a 40% tax rebate to
       the benefit of individuals whose fiscal residence
       is in France. Dividends distributed in respect
       of the 3 previous financial years are shown
       in the following table: Financial Year 2002:
       Dividends Distributed: EUR 131,867,238.90;
       Dividends: 0.93; Tax Credit: 0.465; Total Earnings:
       1.365; Financial Year 2003: Dividends Distributed:
       EUR 133,349,933.25; Dividends: 0.93; Tax Credit:
       0.465; Total Earnings: 1.365; Financial Year
       2004: Dividends Distributed: EUR 179,233,781.25;
       Dividends: 1.25; II: To transfer the balance
       of EUR 230,829,954.18 to  Profits carried forward

O.3    The Annual Shareholders  Meeting, having heard            Mgmt          For                            For
       the Managing Partner s Report, the Auditors
       Report and the Report of the Supervisory Board,
       hereby approves the consolidated accounts for
       2005 and the profit recorded therein of EUR
       889,423,049.62

O.4    Annual Shareholders  Meeting, having heard the            Mgmt          For                            For
       Special Auditors Report on regulated agreements
       pursuant to article L 226-10 of the French
       Commercial Code (Code de Commerce), hereby
       approves said reports and duly records that
       there are no such agreements to be submitted
       for approval

O.5    The Annual Shareholders  Meeting, having heard            Mgmt          For                            For
       the Managing Partners  Report and the Report
       of the Supervisory Board, fixes at EUR 320,000
       the global annual fee allocated to the Supervisory
       Board

O.6    Authorization for the Company to trade in its             Mgmt          For                            For
       own shares on the Stock Market The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report and the Report of the Supervisory Board,
       Hereby authorizes the Company to trade in its
       own shares, pursuant to article L 225-209 of
       the French Commercial Code (Code de Commerce),
       subject to the following conditions: the maximum
       purchase price shall be EUR 70.00; the minimum
       selling price shall be EUR 40.00; the number
       of shares purchased shall not exceed 10% of
       the total number of equity shares, or a maximum
       amount of EUR 1,003,713,340; the term of this
       authorization shall be 18 months starting from
       the present date. In the event of a capital
       increase by way of incorporation of reserves
       and the allotment of free shares, or in the
       event of a share split or share combination,
       the above prices shall be adjusted by the application
       of a multiplier coefficient which shall be
       equal to the ratio between the number of equity
       shares before and after the operation concerned.
       This authorization purposes to enable the Company
       to avail itself of the right to trade in its
       own shares for the purposes of: the custody,
       sale or remittance by way of exchange or transfer
       of shares in lieu of payment, specifically
       for the purposes of financial transactions
       such as acquisitions or the issue of shares
       conferring direct or indirect access to equity
       capital; the granting of shares to the Company
       s senior and executive managers, or those of
       Group subsidiaries, as part of stock option
       plans; the cancellation of shares, whether
       in all or in part, for the purposes of optimizing
       the Company s share capital and net earnings
       per share; The regularization of the Stock
       Market share price or share liquidity by an
       investment services provider under a liquidity
       contract drafted in accordance with the ethical
       practices charter adopted by the French Stock
       Market Regulatory Authorities (Autorite des
       Marches Financiers). Shares may be acquired
       at any time, on a single occasion or number
       of occasions, whether in the market, by mutual
       agreement, or by any other means and more specifically
       by way of the transfer of blocks of shares,
       the purchase of share options or the use of
       derivative products. For the purposes referred
       to above, the Annual Shareholders  Meeting
       hereby assigns to the Managing Partners, or
       any one of the Managing Partners, full authority
       to enter into contracts, complete all declarations
       and formalities and, more generally, to conduct
       any and all measures as shall be necessary
       for the implementation of decisions taken as
       a result of this authorization. This authorization
       supersedes the resolution adopted for the same
       purpose by the Ordinary Annual Shareholders
       Meeting of May 20, 2005

O.7    Authorization for the Company to trade in its             Mgmt          For                            For
       own shares on the Stock Market The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report and the Report of the Supervisory Board,
       Hereby authorizes the Company to trade in its
       own shares, pursuant to article L 225-209 of
       the French Commercial Code (Code de Commerce),
       subject to the following conditions: the maximum
       purchase price shall be EUR 70.00; the minimum
       selling price shall be EUR 40.00; the number
       of shares purchased shall not exceed 10% of
       the total number of equity shares, or a maximum
       amount of EUR 1,003,713,340; the term of this
       authorization shall be 18 months starting from
       the present date. In the event of a capital
       increase by way of incorporation of reserves
       and the allotment of free shares, or in the
       event of a share split or share combination,
       the above prices shall be adjusted by the application
       of a multiplier coefficient which shall be
       equal to the ratio between the number of equity
       shares before and after the operation concerned.
       This authorization purposes to enable the Company
       to avail itself of the right to trade in its
       own shares for the purposes of: the custody,
       sale or remittance by way of exchange or transfer
       of shares in lieu of payment, specifically
       for the purposes of financial transactions
       such as acquisitions or the issue of shares
       conferring direct or indirect access to equity
       capital; the granting of shares to the Company
       s senior and executive managers, or those of
       Group subsidiaries, as part of stock option
       plans; the cancellation of shares, whether
       in all or in part, for the purposes of optimizing
       the Company s share capital and net earnings
       per share; The regularization of the Stock
       Market share price or share liquidity by an
       investment services provider under a liquidity
       contract drafted in accordance with the ethical
       practices charter adopted by the French Stock
       Market Regulatory Authorities (Autorite des
       Marches Financiers). Shares may be acquired
       at any time, on a single occasion or number
       of occasions, whether in the market, by mutual
       agreement, or by any other means and more specifically
       by way of the transfer of blocks of shares,
       the purchase of share options or the use of
       derivative products. For the purposes referred
       to above, the Annual Shareholders  Meeting
       hereby assigns to the Managing Partners, or
       any one of the Managing Partners, full authority
       to enter into contracts, complete all declarations
       and formalities and, more generally, to conduct
       any and all measures as shall be necessary
       for the implementation of decisions taken as
       a result of this authorization. This authorization
       supersedes the resolution adopted for the same
       purpose by the Ordinary Annual Shareholders
       Meeting of May 20, 2005

E.8    Amendment of the Company s by-laws as a result            Mgmt          For                            For
       of Mr Rene Zingraff s retirement as Managing
       Partner and General Partner The Annual Shareholders
       Meeting, having heard the Managing Partners
       report and the report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Takes
       note of Mr Rene ZINGRAFF s retirement as Managing
       Partner and consequently as General Partner,
       And decides accordingly to amend the text of
       articles 1 and 3 of its by-laws as follows:
       Article 1 - The text of paragraphs 2 and 3
       is changed to read as follows:  Mr Edouard
       MICHELIN and Mr Michel ROLLIER, Managing Partners,
       SOCIETE AUXILIAIRE DE GESTION - SAGES-, a simplified
       stock company, with a capital of forty thousand
       euros whose registered office is at Clermont-Ferrand
       (Puy-de-Dome, France), Are appointed as General
       Partners for an indefinite period and with
       joint and several liability.  Article 3 - Paragraph
       6 is replaced by the following text:  Should
       the management function exercised by Mr Edouard
       MICHELIN cease, for any cause whatsoever, before
       those exercised by Mr Michel ROLLIER, the Company
       name and signatory status will, as a direct
       result of this fact, revert to: M. ROLLIER
       et Cie.

E.9    Increase of the Company s capital by the issuance         Mgmt          For                            For
       of ordinary shares or securities giving access
       to capital with subscription rights being maintained
       The Annual Shareholders  Meeting, having heard
       the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Gives
       the Managing Partners, or one of them, the
       ability to decide on one or several capital
       increases, by issuing, in France or abroad,
       ordinary shares or securities giving access
       by all means, immediately and/or after a certain
       lapse of time, to the Company s ordinary shares,
       these securities can be denominated in foreign
       currencies or in whatever basket of currencies.
       The term of this authorization shall be twenty-six
       months starting from the date of the present
       Meeting. Hereby rules as follows: that the
       total amount of capital increases that could
       be carried out immediately and/or over a certain
       lapse of time, cannot be in excess of one hundred
       million euros (EUR 100,000,000), or 35% of
       current issued capital, an amount to which
       will be added, as the case may be, the nominal
       amount of surplus shares to be issued in order
       to protect, as required by law, security holders
       interests giving right to the allocation or
       the subscription of shares; the nominal amount
       of debt securities giving access, immediately
       and/or over a certain lapse of time, to Company
       shares that could be issued pursuant to this
       delegation, cannot exceed one billion euros
       (EUR 1,000,000,000) or its equivalent in any
       other currency or basket of currencies; that
       the Shareholders have, in proportion to the
       amount of shares held, a preemptive subscription
       right, as the case may be, for any shares and/or
       share equivalents not taken up by other Shareholders,
       ordinary shares and securities that could be
       issued according to the present delegation;
       that if the issue is not taken up in full by
       Shareholders exercizing their pre-emptive rights
       as described above, the Managing Partners will
       be able to offer all or some of the unsubscribed
       shares or share equivalents for subscription
       by the public. Notes that the present delegation
       cancels all previous delegations to the same
       purpose

E.10   Increase of the Company s capital by the issuance         Mgmt          For                            For
       of ordinary shares or securities giving access
       to capital with subscription rights being canceled
       The Annual Shareholders  Meeting, having heard
       the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Gives
       the Managing Partners, or one of them, the
       ability to decide on one or several capital
       increases, by issuing, in France or abroad,
       ordinary shares or securities giving access
       by all means, immediately and/or after a certain
       lapse of time, to the Company s ordinary shares,
       these securities can be denominated in foreign
       currencies or in whatever basket of currencies.
       The term of this authorization shall be twenty-six
       months starting from the date of the present
       Meeting. Hereby rules as follows: that the
       total amount of capital increases that can
       be carried out immediately and/or over a certain
       lapse of time, cannot be in excess of forty-three
       million euros (EUR 43,000,000), or 15% of current
       issued capital; the nominal amount of debt
       securities giving access, immediately and/or
       over a certain lapse of time, to Company shares
       that could be issued pursuant to this delegation,
       cannot exceed seven hundred million euros (EUR
       700,000,000) or its equivalent in any other
       currency or basket of currencies; to cancel
       the Shareholders  preferential subscription
       right to these debt securities that will be
       issued according to the law and to grant the
       Managing Partners, pursuant to article L 225-135
       of the French Commercial Code (Code du Commerce),
       the power to establish a priority subscription
       right to the benefit of Shareholders; that
       the share issue price will be at least equal
       to the weighted average of the first prices
       quoted in the last three Stock Exchange days
       prior to the day when the price was fixed,
       reduced, as the case may be, by maximum 5%
       statutory below par rating

E.11   Authorization given to the Managing Partners              Mgmt          For                            For
       to increase the amount of shares to be issued
       in the event of surplus demand within the framework
       of capital increases pursuant to the 9th and
       10th resolutions The Annual Shareholders  Meeting,
       having heard the Managing Partners  Report,
       the Auditors  Report and the Report of the
       Supervisory Board, having taken due note of
       the consent of each of the General Partners,
       and ruling under the applicable quorum and
       majority conditions for Extraordinary Shareholders
       Meetings, Grants the Managing Partners, or
       one of them, delegation to raise the amount
       of ordinary shares to be issued in the event
       of a capital increase with or without pre-emptive
       subscription rights within thirty days of the
       end of subscription, within the limit of 15%
       of the initial issue and at the same price
       as that fixed for the issue, within the limit
       of ceilings respectively set forth in the above
       ninth and tenth resolutions. The term of this
       authorization shall be twenty-six months starting
       from the date of the present Meeting

E.12   Authorization given to the Managing Partners              Mgmt          For                            For
       to determine the issuing price of ordinary
       shares or any other securities giving access
       to capital, in the event of the cancellation
       of the Shareholders  preemptive subscription
       rights, capped at 10% per financial year of
       the Company s capital The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report, the Auditors  Report and the Report
       of the Supervisory Board, having taken due
       note of the consent of each of the General
       Partners, and ruling under the applicable quorum
       and majority conditions for Extraordinary Shareholders
       Meetings, Authorizes the Managing Partners,
       or one of them, pursuant to article L 225-136
       of the French Commercial Code (Code de Commerce),
       for each issue decided under the tenth resolution
       above, capped at 10% of issued capital, over
       a twelve-month period, to depart from the price
       fixing conditions set forth in the tenth resolution
       and to fix the issue price of ordinary shares
       and/or securities to be issued, without pre-emptive
       subscription rights, pursuant to one of the
       two following options: weighted average share
       price over a maximum period of six months prior
       to the issue price fixation date; weighted
       average share price of the trading day preceding
       the issue price fixation date, reduced, as
       the case may be, in both cases, by a maximum
       5% below par rate. The term of this authorization
       shall be twenty-six months starting from the
       date of the present Meeting

E.13   Capital increase through incorporation of reserves        Mgmt          For                            For
       The Annual Shareholders  Meeting, having heard
       the Managing Partners  Report, the Auditors
       Report and the Report of Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Grants
       the Managing Partners, or one of them, delegation
       to make one or several issued capital increases,
       through incorporation of a maximum amount of
       EUR eighty million (EUR 80,000,000), of reserves,
       profits, issue or contribution premiums, through
       free share allocations or increase in the par
       value of existing shares or a combination of
       the two. The term of this authorization shall
       be twenty-six months starting from the date
       of the present Meeting

E.14   Authorization given to the Managing Partners              Mgmt          For                            For
       to increase the Company s capital by issuing,
       without pre-emptive subscription rights, ordinary
       shares used to remunerate share contributions
       in the event of public exchange offerings or
       contributions in kind) The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report, the Auditors  Report and the Report
       of the Supervisory Board, having taken due
       note of the consent of each of the General
       Partners, and ruling under the applicable quorum
       and majority conditions for Extraordinary Shareholders
       Meetings, Grants the Managing Partners, or
       one of them, delegation to issue ordinary shares:
       used to remunerate share contributions to the
       Company in the event of public exchange offerings
       pursuant to provisions of article L 225-148
       of French Commercial Code (Code de Commerce);
       based on a report from the Commissaire aux
       apports (non-cash contributions auditor) and
       capped to 10% of the Company s issued capital,
       to remunerate contributions in kind to the
       Company made up of equity capital or securities
       giving access to capital, should the provisions
       of article L 225-148 of French Commercial Code
       (Code de Commerce) not apply. In all circumstances,
       all capital increases carried out by virtue
       of this authorization will be included in the
       calculation of the overall maximum amount authorized
       under the above tenth resolution. The term
       of this authorization shall be twenty-six months
       starting from the date of the present Meeting.
       Notes that the present delegation cancels all
       previous delegations to the same purpose

E.15   Issuance of securities giving entitlement to              Mgmt          For                            For
       debt instruments that do not give access to
       capital The Annual Shareholders  Meeting, having
       heard the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Authorizes
       the Managing Partners, or one of them, to make
       one or several issue(s), within the limit of
       a maximum nominal amount of one billion euros
       (EUR 1,000,000,000), all securities giving
       right to the allocation, immediately and/or
       over a certain lapse of time, of debt instruments
       that do not give access to capital, denominated
       either in euros, in foreign currencies or in
       any basket of currencies. The term of this
       authorization shall be twenty-six months starting
       from the date of the present Meeting. Notes
       that the present delegation cancels all previous
       delegations to the same purpose

E.16   Capital increases reserved for Group and Group            Mgmt          For                            For
       subsidiary employees The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report, the Auditors  Report and the Report
       of the Supervisory Board, having taken due
       note of the consent of each of the General
       Partners, and ruling under the applicable quorum
       and majority conditions for Extraordinary Shareholders
       Meetings, Grants the Managing Partners, or
       one of them, as per the provisions of articles
       L 443-1 and following of the Labor Code and
       articles L 225-129-6 paragraph 1 and L 225-138-1
       of French Commercial Code (Code de Commerce),
       to make one or several increase(s) of the Company
       s issued capital, by issuing new shares reserved
       for the Group s and French or foreign subsidiaries
       employees as defined by article L 225-180
       of French Commercial Code (Code de Commerce)
       and for French employees having subscribed
       a Group Savings Scheme. The term of this delegation
       shall be twentysix months starting from the
       date of the present Meeting. Hereby rules as
       follows: to cancel the Shareholders  pre-emptive
       rights to shares issued according to the present
       delegation to the benefit of these employees;
       to cap to six million euros (EUR 6,000,000),
       or 2% of current issued capital, the total
       nominal amount of capital increases allowed
       under this delegation. This delegation supersedes
       the resolution adopted for the same purpose
       by the Ordinary Annual Shareholders  Meeting
       held on May 14, 2004

E.17   Granting of share subscription options to the             Mgmt          For                            For
       Company s senior and executive managers, or
       those of Group subsidiaries, as part of stock
       option plans The Annual Shareholders  Meeting,
       having heard the Managing Partners  Report,
       the Auditors  Report and the Report of the
       Supervisory Board, having taken due note of
       the consent of each of the General Partners,
       and ruling under the applicable quorum and
       majority conditions for Extraordinary Shareholders
       Meetings, Authorizes the Managing Partners
       or one of them, as per provisions of articles
       L 225-177 and following of French Commercial
       Code (Code de Commerce) and of the by-laws,
       to grant to Company Directors and French or
       non-French Group related company employees
       as defined by article L 225-180 of French Commercial
       Code (Code de Commerce), options giving rights
       to the subscription of Company shares to be
       issued under capital increases or options giving
       a right of calling existing shares purchased
       by it. The term of this authorization shall
       be thirty eight months starting from the date
       of the present Meeting. Hereby rules as follows:
       that the number of shares issued on account
       of the share subscription options granted would
       be limited to 3,000,000, that is 2% of the
       Company s current issued capital, the maximum
       par value of capital increases so allowed being
       capped to six million euros (EUR 6,000,000);
       that the share subscription price for the shares
       to be issued or the buyback price of existing
       shares will be fixed by the Managing Partners
       pursuant to the legal or regulatory provisions
       in force on the day when said share subscription
       or call options are granted, it being understood
       that such prices cannot be lower than the average
       of the opening prices in the twenty trading
       days prior to the day when such options are
       granted, rounded up to the nearest euro; that
       the prices so set by the Managing Partners
       for the subscription of new share issues or
       the buyback of existing shares will not be
       subject to review during the term of the option
       plans barring any adjustment, under the conditions
       provided by laws or regulations then in force,
       of the subscription price of share issue or
       buyback price and of the number of shares object
       of the option to take into account the impact
       of financial operations affecting the value
       of the rights so granted; that the deadline
       for exercising both of these options shall
       not exceed ten years after the granting date.
       Notes that pursuant to the provisions of article
       L 225-178 of French Commercial Code (Code de
       Commerce), this authorization provides, for
       the benefit of share subscription option beneficiaries,
       an express waiving by Shareholders of their
       pre-emptive share subscription rights for shares
       issued as the options are called. Grants the
       Managing Partners, or one of them, all powers
       to set the other terms and conditions for granting
       and calling options, and in particular to fix
       the list of beneficiaries and number of options
       granted to each of them, to set the share subscription
       or buyback price of shares object of the options
       as per the above, to declare the final completion
       of the single or successive capital increase(s)
       and to amend the bylaws accordingly and, more
       generally, to take all steps required or necessary
       to implement this authorization. This authorization
       supersedes, for the unused nominal amount,
       the resolution adopted for the same purpose
       by the Ordinary Annual Shareholders  Meeting
       held on May 14, 2004

E.18   Capping of the global nominal amount of capital           Mgmt          For                            For
       increases and bond or debt issues The Annual
       Shareholders  Meeting, having heard the Managing
       Partners  Report and the Report of the Supervisory
       Board, having taken due note of the consent
       of each of the General Partners, and ruling
       under the applicable quorum and majority conditions
       for Extraordinary Shareholders  Meetings, Decides
       to set at: one hundred million euros (EUR 100,000,000)
       the maximum par value amount of immediate or
       future capital increases liable to be issued
       pursuant to the above 9th, 10th and 14th resolutions,
       it being understood that this nominal amount
       will be increased by the nominal amount of
       shares to be issued to preserve the interests
       of holders of rights for allocation or subscription
       to other securities, as the case may be; One
       billion euros (EUR 1,000,000,000) or its equivalent
       in any other currency or basket of currencies,
       the maximum nominal amount of debt securities
       or instruments, giving access to capital or
       not, liable to be issued pursuant to the above
       seventh, ninth, tenth and fifteenth resolutions

E.19   Harmonization of the by-laws with the new regulatory      Mgmt          For                            For
       requirements The Annual Shareholders  Meeting,
       having heard the Managing Partners  Report
       and the Report of the Supervisory Board, having
       taken due note of the consent of each of the
       General Partners, and ruling under the applicable
       quorum and majority conditions for Extraordinary
       Shareholders  Meetings, Decides to harmonize
       the Company s bylaws with the new legal provisions
       referring to the laws 2003-706 of August 1,
       2003 and 2005-842 of July 26, 2005, and so
       to amend the following articles of the by-laws:
       Article 19, paragraph 1 - The text of the first
       paragraph of this article dealing with regulated
       agreements is replaced by the following to
       reflect the new 10% Shareholder voting right
       threshold instead of the previous 5% threshold
       indicated in the previous text:  Any agreement
       signed either directly or via a third party,
       between the Company and one of the Managing
       Partners, a Supervisory Board member, a Shareholder,
       owning more than 10% of the voting rights.
       (the rest of the first paragraph remains unchanged)
       Article 24, paragraph 2 - The text of this
       paragraph that concerns the quorum required
       for Ordinary Joint Shareholders  Meetings,
       on first convening, is modified as follows:
       The terms:  a quarter of the shares with voting
       rights attached  are replaced by the following:
       the fifth of the shares with voting rights
       attached.  Article 26, paragraph 3 - The text
       of this paragraph that concerns the quorum
       required for Extraordinary Joint Shareholders
       Meetings is modified as follows: The terms:
       a third, and on second convening, a quarter
       of shares with voting rights attached  are
       replaced by the following:  the quarter, and
       on second convening, the fifth of shares with
       voting rights attached.




--------------------------------------------------------------------------------------------------------------------------
 CLARIANT AG, MUTTENZ                                                                        Agenda Number:  700894961
--------------------------------------------------------------------------------------------------------------------------
        Security:  H14843165
    Meeting Type:  OGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  CH0012142631
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 292704, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve the 2005 business report and the note             Mgmt          For                            For
       of the Company Auditors report and the Group
       Auditors report

2.     Approve to allocate of available earnings                 Mgmt          For                            For

3.     Grant discharge to the Board of Directors and             Mgmt          For                            For
       the Board of Management

4.     Approve the capital reduction by repayment of             Mgmt          For                            For
       the nominal value by reducing the current share
       capital of CHF 1,093,260,000 by CHF 57,540,000
       to CHF 1,035,720,000 by way of capital reduction
       of the nominal value of each registered share
       of CHF 4.75 by CHF 0.25 to CHF 4.50; and paying
       the sum of the reduction of CHF 0.25 per registered
       share to the shareholders in cash and amend
       the Articles of Association  statuten  accordingly

5.     Elect the Board of Directors                              Mgmt          For                            For

6.     Re-elect the Company Auditors and the Group               Mgmt          For                            For
       Auditors for 2006




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  700851187
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  EGM
    Meeting Date:  31-Dec-2005
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Re-elect Mr. Fu Chengyu as Executive Director,            Mgmt          For                            For
       pursuant to Code Provision A.4.2 of the Code
       on Corporate Governance Practices in appendix
       14 of the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited

A.2    Re-elect Mr. Wu Guangqi as the Executive Director,        Mgmt          For                            For
       who retires in pursuant to Code Provision A.4.2
       of the Code on Corporate Governance Practices
       in Appendix 14 of the Rules Governing the Listing
       of Securities on The Stock Exchange of Hong
       Kong Limited

A.3    Re-elect Mr. Tse Hau Yin, Aloysius as Independent         Mgmt          For                            For
       Non-Executive Director, who retires in pursuant
       to Code Provision A.4.2 of the Code on Corporate
       Governance Practices in Appendix 14 of the
       Rules Governing the Listing of Securities on
       The Stock Exchange pf Hong Kong Limited

A.4    Approve, conditional upon the amendment of Article        Mgmt          For                            For
       89(a) of the Company s Articles of Association
       pursuant to Resolution Number S.B1 below, the
       aggregate remuneration of the Directors of
       the Company for the current FY of the Company
       shall be determined by the Board, subject to
       a limit of HKD 20,000,000

S.B1   Amend the Article 89(a) of the Articles of Association    Mgmt          For                            For
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  700854424
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  EGM
    Meeting Date:  31-Dec-2005
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the Supplemental Agreement             Mgmt          For                            For
       in relation to certain amendments to the  existing
       non-complete undertaking and authorize the
       Director of the Company to do all such further
       acts and things and execute such further documents
       or Supplemental Agreement or deeds on behalf
       of the Company and take all such steps which
       in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of the Supplemental Agreement
       and to make and agree with such changes in
       the terms of the Supplemental Agreement as
       he may in his discretion consider necessary,
       desirable and expedient and in the interest
       of the Company

2.     Approve and ratify the Revised Cap for the                Mgmt          For                            For
       technical services  category of continuing
       connected transactions under the Existing Waiver,
       as specified

3.     Approve, the Non-exempt Continuing Connected              Mgmt          For                            For
       Transactions as specified, which the Company
       expects to occur on a regular and continuous
       basis in the ordinary and usual course of business
       of the Company and its subsidiaries, as the
       case may be, and to be conducted on normal
       commercial terms and authorize the Director
       of the Company to do all such further acts
       and things and execute such further documents
       and take all such steps which in their opinion
       may be necessary, desirable or expedient to
       implement and/or give effect to the terms of
       such transactions

4.     Approve and ratify the Proposed Caps for each             Mgmt          For                            For
       category of the Non-Exempt Continuing Connected
       Transactions as specified

5.     Approve and adopt the existing Share Option               Mgmt          For                            For
       Scheme of the Company on 04 FEB 2001 and amended
       on 06 JUN 2002 is terminated, and the rules
       of the New Share Option Scheme of the Company,
       as the New Share Option Scheme of the Company
       subject to and conditional upon the Listing
       Committee of The Stock Exchange of Hong Kong
       Limited granting listing of and permission
       to deal in the shares of the Company, representing
       10% of the issued share capital of the Company
       as at the date of passing 5 resolution, to
       be issued pursuant to the exercise of any options
       granted under the New Share Option Scheme and
       authorize the Directors of the Company, at
       their absolute discretion, to grant options
       there under and to allot and issue shares of
       the Company pursuant to the exercise of such
       option




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  700937660
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Receive the audited statement of accounts together        Mgmt          For                            For
       with the reports of the Directors and the Auditors
       thereon for the YE 31 DEC 2005

A.2    Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

A.3.1  Re-elect Mr. Zhou Shouwei as a Executive Director         Mgmt          For                            For

A.3.2  Re-elect Mr. Evert Henkes as a Independent Non-Executive  Mgmt          For                            For
       Director

A.3.3  Re-elect Mr. Cao Xinghe as a Executive Director           Mgmt          For                            For

A.3.4  Re-elect Mr. Wu Zhenfang as a Executive Director          Mgmt          For                            For

A.3.5  Re-elect Mr. Yang Hua as a Executive Director             Mgmt          For                            For

A.3.6  Re-elect Professor Lawrence J. Lau as an Independent      Mgmt          For                            For
       Non-Executive Director

A.3.7  Re-elect Dr. Edgar W.K. Cheng as a new Independent        Mgmt          For                            For
       Non- Executive Director

A.3.8  Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of each of the Directors

A.4    Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

B.1    Authorize the Directors, during the relevant              Mgmt          For                            For
       period  as specified  of all the powers of
       the Company to repurchase shares in the capital
       of the Company on The Stock Exchange of Hong
       Kong Limited  Stock Exchange  or any other
       stock exchange recognized on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission of
       Hong Kong and the Stock Exchange for this purpose
       Recognized Stock Exchange , subject to and
       in accordance with all applicable laws, rules
       and regulations and the requirements of the
       Rules Governing the Listing of Securities on
       the Stock Exchange of Hong Kong Limited  Listing
       Rules  and the Articles of Association  the
       Articles  of the Company; the aggregate nominal
       amount of shares of the Company to repurchase
       pursuant to the approval as specified shall
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       on the date of the passing of this resolution
       and the said approval shall be limited accordingly;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required to be held by the Articles
       of the Company or any applicable laws

B.2    Authorize the Directors, to allot, issue and              Mgmt          For                            For
       deal with additional shares in the capital
       of the Company and to make or grant offers,
       agreements and options  including bonds, notes,
       warrants, debentures and securities convertible
       into shares of the Company  which might require
       the exercise of such powers either during or
       after the relevant period  as specified ; the
       aggregate nominal amount of share capital allotted
       or agreed conditionally or unconditionally
       to be allotted, issued or dealt with  whether
       pursuant to an option or otherwise  by the
       Directors pursuant to the approval as specified,
       otherwise than pursuant to: i) a rights issue;
       ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which,
       are convertible into shares of the Company;
       iii) the exercise of any option granted under
       any share option schemes; or iv) any scrip
       dividend or similar arrangement providing for
       the allotment of shares in lieu of the whole
       or part of a dividend on shares of the Company
       in accordance with the Articles of the Company;
       or v) any adjustment, after the date of grant
       or issue of any options, rights to subscribe
       or other securities as specified, shall not
       exceed 20% of the aggregate nominal amount
       of the issued share capital of the Company
       on the date of the passing of this resolution
       and this approval shall be limited accordingly;
       Authority expires the earlier the conclusion
       of the next AGM of the Company is required
       by the Articles of the Company or any applicable
       laws to be held

B.3    Approve, subject to the passing of the Resolutions        Mgmt          For                            For
       B.1 and B.2, the general mandate granted to
       the Directors to allot, issue and deal with
       additional shares of the Company pursuant to
       the Resolution B.2 be extended by the addition
       thereto of an amount representing the aggregate
       nominal amount of the shares capital of the
       Company repurchased by the Company under the
       authority granted pursuant to the Resolution
       B.1, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of the passing of this resolution




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA FEMSA SA DE CV KOF                                                                Agenda Number:  700880405
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2861Y136
    Meeting Type:  SGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  MXP2861W1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proposal not to cancel and authorize          Mgmt          For                            For
       the Board of Directors to allocate the no subscribed
       98,684,857 shares issued by the agreement reached
       on shareholders meeting held on 20 DEC 2002;
       these shares will be offer in subscription
       accordingly to the Board of Directors decision,
       at a price not less of USD 2.216 or USD 22.16
       per ADR, or its equivalent to the local currency

2.     Approve to designate the delegates                        Mgmt          For                            For

3.     Approve the meeting  minutes                              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA FEMSA SA DE CV KOF                                                                Agenda Number:  700880431
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2861Y136
    Meeting Type:  OGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  MXP2861W1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report on the              Mgmt          For                            For
       Company s financial statements for the FYE
       2005; Comptrollers report under the terms of
       Article 172 of the Law and other legals matter
       of the Market Value Law

2.     Approve to allocate the profits, including the            Mgmt          For                            For
       proposal to pay a cash dividend in local currency

3.     Approve the maximum amount to be used to acquire          Mgmt          For                            For
       the Company s own shares

4.     Elect the Members of the Boards, Comptrollers,            Mgmt          For                            For
       owners and alternates and approve to set their
       remuneration

5.     Appoint the Members of the Committee                      Mgmt          For                            For

6.     Appoint the delegates                                     Mgmt          For                            For

7.     Approve the meeting  minute                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA HELLENIC BOTTLING CO SA                                                           Agenda Number:  700976458
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1435J105
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  GRS104111000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Receive the financial statements for the FY               Mgmt          For                            For
       2005, along with the Board of Directors and
       the Auditors reports

2.     Receive the annual financial statements, parent           Mgmt          For                            For
       and consolidated financial statements for the
       FY 2005

3.     Grant discharge the Board of Director Members             Mgmt          For                            For
       and the Auditors from any responsibility for
       the FY 2005

4.     Approve the remuneration of the Board of Director         Mgmt          For                            For
       Members for the FY 2005 and preapproval for
       the FY 2006

5.     Elect Chartered Auditors for the FY 2006 and              Mgmt          For                            For
       approve to determine their salaries

6.     Approve the profit distribution for the FY 2005           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COLES MYER LTD                                                                              Agenda Number:  700821019
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q26203101
    Meeting Type:  AGM
    Meeting Date:  17-Nov-2005
          Ticker:
            ISIN:  AU000000CML1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the presentations by the Chairman and             Non-Voting    No vote
       the Chief Executive Officer

2.     Approve the annual reports of the Company for             Non-Voting    No vote
       the FYE 31 JUL 2005

3.     Adopt the remuneration report for the FYE 31              Mgmt          For                            For
       JUL 2005

4.     Approve the maximum aggregate of remuneration             Mgmt          For                            For
       that may be paid to all Non- Executive Directors
       in any year as calculated under Article 37(a)
       of the constitution is increased by AUD 500,000
       from AUD 1,500,000 to AUD 2,000,000

5.     Approve the grant of 170,000 performance shares           Mgmt          For                            For
       to Mr. John Fletcher under the Senior Executive
       Performance Share Plan

6.A    Elect Mr. Tony Hodgson as a Director in accordance        Mgmt          For                            For
       with the Company s Constitution, who retires
       by rotation

6.B    Elect Ms. Sandra McPhee as a Director in accordance       Mgmt          For                            For
       with the Company s Constitution, who retires
       by rotation

6.C    Elect Mr. Michael Wemms as a Director in accordance       Mgmt          For                            For
       with the Company s Constitution, who retires
       by rotation

6.D    Elect Ms. Belinda Hutchinson as a Director in             Mgmt          For                            For
       accordance with the Company s Constitution,
       who retires by rotation

S.7    Approve that, with effect from the close of               Mgmt          For                            For
       this meeting, the existing Constitution, known
       a the Memorandum and Articles of Association
       is repealed and adopt the Constitution in the
       form tabled at the meeting and initialled by
       the Chairman for identification as the Constitution
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 COLOPLAST A/S                                                                               Agenda Number:  700848748
--------------------------------------------------------------------------------------------------------------------------
        Security:  K16018184
    Meeting Type:  AGM
    Meeting Date:  14-Dec-2005
          Ticker:
            ISIN:  DK0010309657
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report on the activities           Mgmt          For                            For
       of the Company in the past FY

2.     Receive and adopt the audited annual report               Mgmt          For                            For

3.     Adopt the annual report for the distribution              Mgmt          For                            For
       of the profit or for the treatment of the loss

4.     Authorize the Company s Board, in accordance              Mgmt          For                            For
       with Section 48 of the Danish Companies Act,
       to buy own shares representing up to 10% of
       the share capital of the Company; maximum/minimum
       price to be paid for the shares has been defined
       as the market price at the time of purchase
       +/-10%;  Authority expires at the 2006 AGM
       of the Company

5.1    Re-elect Mr. Palle Marcus as a Director                   Mgmt          For                            For

5.2    Re-elect Mr. Niels Peter Louis-Hansen as a Director       Mgmt          For                            For

5.3    Re-elect Mr. Peter Magid as a Director                    Mgmt          For                            For

5.4    Re-elect Mr. Torsten E. Rasmussen as a Director           Mgmt          For                            For

5.5    Re-elect Mr. Ingrid Wiik as a Director                    Mgmt          For                            For

5.6    Elect Mr. Michael Pram Rasmussen as a Director            Mgmt          For                            For

6.     Re-elect PricewaterhouseCoopers as the Auditors           Mgmt          For                            For

7.     Other business                                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 COMMERZBANK AG, FRANKFURT                                                                   Agenda Number:  700919080
--------------------------------------------------------------------------------------------------------------------------
        Security:  D15642107
    Meeting Type:  AGM
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  DE0008032004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the established Financial Statements      Non-Voting    No vote
       and Management Report of Commerzbank Aktiengesellschaft
       for the 2005 FY, together with the presentation
       of the approved Financial Statements and Management
       Report of the Commerzbank Aktiengesellschaft
       for the 2005 FY, together with the presentation
       of the approved Financial Statements and Management
       Report of the Commerzbank Group for the 2005
       financial year and the report of the Supervisory
       Board

2.     Resolution on the appropriation of the distributable      Mgmt          For                            For
       profit- to pay a dividend of EUR 0.50

3.     Resolution on the approval of the actions of              Mgmt          For                            For
       the members of the Board of Managing Directors

4.     Resolution on the formal approval of actions              Mgmt          For                            For
       of the members of the Supervisory Board

5.     Resolution on the election of Prof. H.C. (CHN)            Mgmt          For                            For
       Dr. Rer. Oec. Ulrich Middelmann as a new member
       to the Supervisory Board

6.     Resolution on the appointment of the PricewaterhouseCoopersMgmt          For                            For
       as the Auditors for the 2006 FY

7.     Resolution on an amendment to Article 11(4)               Mgmt          For                            For
       of the Articles of Association

8.     Resolution on an amendment to Article 18(2)               Mgmt          For                            For
       of the Articles of Association

9.     Resolution on the authorization for Commerzbank           Mgmt          Against                        Against
       Aktiengesellschaft to purchase its own shares
       for the purpose of securities trading, pursuant
       to Article 71(1) no.7 Aktiengesetz

10.    Resolution on the authorization for Commerzbank           Mgmt          For                            For
       Aktiengesellschaft to purchase and use its
       own shares pursuant to Article 71(1) no.8 Aktiengesetz
       with the possibility of excluding subscription
       rights

11.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the share
       capital (authorized share capital 2006/I) with
       the possibility of excluding subscription rights
       pursuant to Article 186 (3) 4, Aktiengesetz-
       and amendment of the Articles of Association

12.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the Banks
       share capital (authorized share capital 2006/II)
       with the possibility of excluding subscription
       rights, inter alia, if contributions in kind
       are made - and amendment of the Articles of
       Association

13.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the share
       capital (authorized share capital 2006/III)
       with the possibility of excluding subscription
       rights, for the purpose of issuing shares to
       employees and amendment of the Articles of
       Association




--------------------------------------------------------------------------------------------------------------------------
 COMPAGNIE FINANCIERE RICHEMONT AG                                                           Agenda Number:  700799705
--------------------------------------------------------------------------------------------------------------------------
        Security:  H25662141
    Meeting Type:  AGM
    Meeting Date:  15-Sep-2005
          Ticker:
            ISIN:  CH0012731458
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 258958 DUE TO CHANGE IN THE AGENDA. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Accept the financial statements and the statutory         Mgmt          For                            For
       reports

2.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 0.04 per  A  bearer share and CHF 0.004
       per  B  bearer share

3.     Grant discharge to the Board and the Senior               Mgmt          For                            For
       Management

4.     Re-elect Mr. Johann Rupert, Mr Jean-Paul Aeschimann,      Mgmt          For                            For
       Mr. Franco Cologni, Mr. Leo Deschuyteneer,
       Lord Douro, Mr. Yves-Andre Istel, Mr. Richard
       Lepeu, Mr. Simon Murray, Mr. Alain Dominique
       Perrin, Mr. Alan Quasha, Lord Renwick of Clifton,
       Mr. Jurgen Schrempp, Mr. Ernst Verloop as the
       Directors

5.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COMPAL ELECTRONICS INC                                                                      Agenda Number:  700986459
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y16907100
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002324001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295706 DUE TO RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

1.A    Approve the report on the business operating              Mgmt          For                            For
       results of 2005

1.B    Approve to rectify financial statements of 2005           Mgmt          For                            For
       by the Company Supervisors

1.C    Approve the report on the status of 2005 Euro             Mgmt          For                            For
       Convertible Corporate Bond Issuance

2.A    Approve the financial statements of 2005                  Mgmt          For                            For

2.B    Ratify the net profit allocation of FY 2005;              Mgmt          For                            For
       cash dividend: TWD 1.5 per share

3.A    Approve to issue new shares the from the distribution     Mgmt          For                            For
       of profits  cash dividend TWD 1.5 per share,
       stock dividend 20 shares per 1,000 shares from
       retain earnings subject to 20% withholding
       tax and 10 shares per 1,000 shares from capital
       surplus with tax free

3.B    Amend the Articles of Incorporation                       Mgmt          For                            For

3.C    Amend the procedures of endorsements and guarantees       Mgmt          For                            For

3.D    Amend the procedures of derivative investments            Mgmt          For                            For

3E1    Elect Mr. Hsu, Sheng-Hsiung  Shareholder No.              Mgmt          For                            For
       23  as a Director

3E2    Elect Mr. Chen, Jui-Tsung  Shareholder No. 83             Mgmt          For                            For
       as a Director

3E3    Elect Mr. Hsu, Wen-Being  Shareholder No. 15              Mgmt          For                            For
       as a Director

3E4    Elect Kinpo Electronics, Inc  Shareholder No.             Mgmt          For                            For
       85  as a Director

3E5    Elect Mr. Shen, Wen-Chung  Shareholder No. 19173          Mgmt          For                            For
       as a Director

3E6    Elect Mr. Lin, Kuang-Nan  Shareholder No. 57              Mgmt          For                            For
       as a Director

3E7    Elect Mr. Wang, Ping-Hsien  Shareholder No.               Mgmt          For                            For
       62674  as a Director

3E8    Elect Mr. Chang, Yung-Ching  Shareholder No.              Mgmt          For                            For
       2024  as a Director

3E9    Elect Mr. Kung, Shao-Tsu  Shareholder No. 2028            Mgmt          For                            For
       as a Director

3E10   Elect Mr. Hsu, Chiung-Chi  Shareholder No. 91             Mgmt          For                            For
       as a Director

3E11   Elect China Development Industrial Bank  Shareholder      Mgmt          For                            For
       No. 1782  as a Director

3E12   Elect Mr. Ko, Charng-Chyi  Shareholder NO. 55             Mgmt          For                            For
       as a Supervisor

3E13   Elect Mr. Chou, Yen-Chia  Shareholder No. 60              Mgmt          For                            For
       as a Supervisor

3E14   Elect Mr. Hsu, Sheng-Chieh  Shareholder No.               Mgmt          For                            For
       3  as a Supervisor

3.F    Approve to allow Directors to hold responsibilities       Mgmt          For                            For
       with Competitors

4.     Other matters and motions                                 Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA SIDERURGICA NACIONAL                                                              Agenda Number:  700747554
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8661X103
    Meeting Type:  EGM
    Meeting Date:  04-Jul-2005
          Ticker:
            ISIN:  BRCSNAACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

1.     Approve to cancel 14,849,099 shares existing              Mgmt          For                            For
       in treasury, without reducing the corporate
       stock

2.     Amend Articles 5 and 7 of the Company Bylaws,             Mgmt          For                            For
       to reflect the cancellation of the shares as
       specified

       PLEASE NOTE THAT THE MEETING HELD ON 23 JUN               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 04 JUL 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 01 JUL 2005. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932377965
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  19-Jul-2005
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      THE PROPOSAL TO AMEND THE COMPANY S BY-LAWS.              Mgmt          For                            For

II     THE REPLACEMENT OF A MEMBER OF A FISCAL COUNCIL,          Mgmt          For                            For
       AND HIS RESPECTIVE SUBSTITUTE, NOMINATED BY
       THE CONTROLLING SHAREHOLDER.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  700770197
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96609139
    Meeting Type:  EGM
    Meeting Date:  19-Jul-2005
          Ticker:
            ISIN:  BRVALEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Amend the Company By-Laws, to improve Corporate           Mgmt          For                            For
       Governance practices, and to increase the Audit
       Committee s responsibilities, under the following
       terms: 1) Chapter IV Management: to amend Items
       VIII, XIII, XVII, XVIII, XIX, XX, XXII, XXIII,
       XXIV of Article 14; to add: an Item XXXIII
       to Article 14; to amend: the heading of Article
       15, Item I of Article 23; the heading and Item
       I of Article 24; the Item V of Article 32;
       and to add Item V to Article 34; 2) Chapter
       V - Audit Committee: a) amend Article 39 and
       to add Paragraphs 1, 2, and 3, in addition
       to those already provided by Law Number 6.404/76

2.     Approve to substitute a full Member of the Audit          Mgmt          For                            For
       OSE Committee and their substitute, appointed
       by the controlling shareholder Number 6.404/76




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932458551
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  31-Mar-2006
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      TO APPROVE THE TERMS, CONDITIONS AND REASONS              Mgmt          For                            For
       (THE  PROTOCOLO E JUSTIFICACAO ) FOR THE MERGER
       OF ALL THE SHARES OF THE CAPITAL STOCK OF CAEMI
       - MINERACAO E METALURGIA S.A. (CAEMI)) INTO
       THE ASSETS OF CVRD IN ORDER TO CONVERT THE
       FORMER INTO A WHOLLY-OWNED SUBSIDIARY OF THE
       COMPANY, PURSUANT TO ARTICLE 252 OF THE BRAZILIAN
       CORPORATE LAW.

II     TO RATIFY THE APPOINTMENT OF THE EXPERTS WHO              Mgmt          For                            For
       PREPARED THE VALUE APPRAISAL OF THE PREFERRED
       SHARES ISSUED BY CAEMI TO BE MERGED INTO CVRD
       ASSETS.

III    TO DECIDE ON THE APPRAISAL REPORT, PREPARED               Mgmt          For                            For
       BY THE EXPERTS.

IV     TO APPROVE THE MERGER OF ALL OF THE SHARES ISSUED         Mgmt          For                            For
       BY CAEMI INTO THE ASSETS OF THE CVRD.

V      TO APPROVE CVRD CAPITAL INCREASE WITHIN THE               Mgmt          For                            For
       ISSUANCE OF 64,151,361 PREFERRED CLASS A SHARES,
       TO BE PAID-IN WITH THE SHARES OF CAEMI TO BE
       MERGED INTO THE COMPANY S ASSETS, AND THE CONSEQUENT
       CHANGE OF THE  CAPUT  OF ARTICLE 5 OF THE CVRD
       S BY-LAWS.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932500956
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  27-Apr-2006
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     APPRECIATION OF THE MANAGEMENTS  REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2005

O2     PROPOSAL FOR THE DESTINATION OF PROFITS OF THE            Mgmt          For                            For
       SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT
       BUDGET FOR THE COMPANY, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT

O3     APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL          Mgmt          For                            For

O4     ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS

E1     PROPOSAL FOR A FORWARD SPLIT, ALL AS MORE FULLY           Mgmt          For                            For
       DESCRIBED IN THE PROXY STATEMENT

E2     PROPOSAL TO MODIFY THE COMPANY S BY-LAWS, RELATED         Mgmt          For                            For
       TO SECTION II AND SUBSECTION IV OF CHAPTER
       IV, IN RELATION TO THE ADVISORY COMMITTEES,
       IN THE FOLLOWING TERMS: A) CHANGE OF THE HEADING
       OF ARTICLE 15; B) AMENDMENT TO ARTICLE 16;
       C) ADD ITEM IV TO ARTICLE 21; AND D) ALTERATION
       OF THE HEADING OF ARTICLE 25, ALL AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT

E3     CONSOLIDATION OF THE AMENDMENTS TO CVRD S BY-LAWS,        Mgmt          For                            For
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT




--------------------------------------------------------------------------------------------------------------------------
 CONTAX PARTICIPACOES S A                                                                    Agenda Number:  700875997
--------------------------------------------------------------------------------------------------------------------------
        Security:  P51378100
    Meeting Type:  EGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  BRCTAXACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

1.     Approve to include Item  C  in Article 29 of              Mgmt          For                            For
       the Company By-Laws making it possible to establish
       a By-Law reserve, as follows - c) the remaining
       balance, respecting the registry of profits
       in the reserve for realizable profits, will
       be carried to the reserve for investments,
       the purpose of which is to ensure that the
       investments that are made, as well as to reinforce
       its operating capital, which the reserve account
       cannot exceed, together with the other profit
       reserve accounts, the amount of the corporate
       capital

2.     Amend the Company s By-Laws to reflect the change         Mgmt          For                            For
       of address of the Company s headquarters, as
       approved in the Board of Directors meeting
       held on 30 NOV 2005`

       PLEASE NOTE THAT THE MEETING HELD ON 24 FEB               Non-Voting    No vote
       2006 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 10 MAR 2006. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE. IF YOU HAVE
       ALREADY SENT YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS.THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 CONTAX PARTICIPACOES SA, BRAZIL                                                             Agenda Number:  700920209
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3144E103
    Meeting Type:  AGM
    Meeting Date:  18-Apr-2006
          Ticker:
            ISIN:  BRCTAXACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Acknowledge the accounts, the Board of Directors          Mgmt          For                            For
       report and the Company s consolidated financial
       statements for the FYE 31 DEC 2005

2.     Approve the distribution of profits from the              Mgmt          For                            For
       FY and to distribute the dividends

3.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and their respective substitute

4.     Approve to set the annual global remuneration             Mgmt          Abstain                        Against
       of the Directors

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF AN IN FAVOR
       OR AGAINST INSTRUCTIONS IS RECEIVED WITHOUT
       THE NAME OF THE CANDIDATE, THE DEFAULT IS TO
       VOTE WITH OR AGAINST THE COMPANY. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CONTINENTAL AG                                                                              Agenda Number:  932498606
--------------------------------------------------------------------------------------------------------------------------
        Security:  210771200
    Meeting Type:  Annual
    Meeting Date:  05-May-2006
          Ticker:  CTTAY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     APPROVAL OF THE ALLOCATION OF NET INCOME.                 Mgmt          For

03     RATIFICATION OF THE EXECUTIVE BOARD S ACTIONS             Mgmt          For
       FOR FISCAL 2005.

04     RATIFICATION OF THE SUPERVISORY BOARD S ACTIONS           Mgmt          For
       FOR FISCAL 2005.

05     APPOINTMENT OF THE AUDITORS FOR FISCAL 2005.              Mgmt          For
       THE SUPERVISORY BOARD PROPOSES THAT KPMG DEUTSCHE
       TREUHAND-GESELLSCHAFT AKTIENGESELLSCHAFT WIRTSCHAFTSPRUFUNGSGESELLSCHAFT,
       HANOVER, BE APPOINTED AS AUDITORS FOR FISCAL
       2006.

06     AUTHORIZATION TO ACQUIRE AND TO DISPOSE OF TREASURY       Mgmt          For
       STOCK.

07     SUBSEQUENT SUPERVISORY BOARD ELECTION.                    Mgmt          For

08     RESCISSION OF AUTHORIZED CAPITAL AND CREATION             Mgmt          Abstain
       OF NEWLY AUTHORIZED CAPITAL.

09     PARTIAL RESCISSION OF AND NEW GRANT OF AUTHORIZATION      Mgmt          For
       TO ISSUE WARRANT-LINKED BONDS AND CONVERTIBLE
       BONDS, ELIMINATION AND RESCISSION OF EXISTING
       CONDITIONAL CAPITAL AND CREATION OF NEW CONDITIONAL
       CAPITAL.

10     MODIFICATION OF STATUES.                                  Mgmt          For

11     MODIFICATION OF ARTICLES.                                 Mgmt          For

12     MODIFICATION OF ARTICLES.                                 Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 CREDIT AGRICOLE SA, PARIS                                                                   Agenda Number:  700910462
--------------------------------------------------------------------------------------------------------------------------
        Security:  F22797108
    Meeting Type:  MIX
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  FR0000045072
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 287415 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on the Company s By-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.   The following applies to
       Non-Resident Shareowners:   Proxy Cards: ADP
       will forward voting instructions to the Global
       Custodians that have become Registered Intermediaries,
       on ADP Vote Deadline Date. In capacity as Registered
       Intermediary, the Global Custodian will sign
       the Proxy Card and forward to the local custodian.
       If you are unsure whether your Global Custodian
       acts as Registered Intermediary, please contact
       ADP.  Trades/Vote Instructions: Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

O.1    Receive the management report of the Board of             Mgmt          For                            For
       Directors and the Auditors  general report,
       and approve the Company s financial statements
       and the balance sheet for the YE 31 DEC 2005;
       approve the charges and expenses that were
       not tax-deductible of EUR 44,109.00 with a
       corresponding tax of EUR 15,408.74

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY

O.3    Acknowledge that: the net income for the FY               Mgmt          For                            For
       is of EUR 2,450,087,502.11, the prior retained
       earnings is of EUR 232,213,796.33 i.e. a total
       of EUR 2,682,301,298.44; approve that this
       distributable income be appropriated as follows:
       to the legal reserve, 5% of the net income,
       i.e. EUR 122,504,375.11, to the total dividend:
       EUR 1,407,482,962.94, to the retained earnings:
       EUR 1,152,313,960.39; the shareholders will
       receive a net dividend of EUR 0.94 per share,
       and will entitle to the 40% allowance provided
       by the French tax code; this dividend will
       be paid on 29 MAY 2006; in the event that the
       Company holds some of its own shares on such
       date, the amount of the unpaid dividend on
       such shares shall be allocated to the retained
       earnings account

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Articles L. 225-38 et
       seq. of the French Commercial Code and approve
       said report and the agreements referred to
       therein

O.5    Ratify the co-optation of Mr. Jean-Roger Drouet           Mgmt          For                            For
       as a Director, to replace Mr. Jean-Claude Pichon,
       for the remainder of Mr. Jean-Claude Pichon
       s term of office, i.e. until the shareholders
       meeting called to approve the financial statements
       for the FYE 31 DEC 2007

O.6    Acknowledge Mr. Pierre Kerfriden s resignation            Mgmt          For                            For
       and appoint Mr. Bruno De Laage as a Director,
       for the remainder of Mr. Pierre Kerfriden s
       term of office, i.e. until the shareholders
       meeting called to approve the financial statements
       for the FYE 31 DEC 2006

O.7    Approve to renew the appointment of Mr. Noel              Mgmt          For                            For
       Dupuy as a Director for a 3-year period

O.8    Approve to renew the appointment of Mrs. Carole           Mgmt          For                            For
       Giraud as a Director for a 3-year period

O.9    Approve to renew the appointment of Mr. Roger             Mgmt          For                            For
       Gobin as a Director for a 3 year period

O.10   Approve to renew the appointment of Mr. Bernard           Mgmt          For                            For
       Mary as a Director for a 3-year period

O.11   Approve to renew the appointment of Mr. Jean-Pierre       Mgmt          For                            For
       Pargade as a Director for a 3-year period

O.12   Approve to renew the appointment of the Company           Mgmt          For                            For
       Sas Rue La Boetie as a Director for a 3-year
       period

O.13   Acknowledge that the term of office, as the               Mgmt          For                            For
       Statutory Auditor, of the Company, Barbier,
       Frinault Et Autres is over at the end of the
       present meeting and approve to renew the appointment
       of Barbier, Frinault Et Autres as the Statutory
       Auditor for a 6-year period

O.14   Acknowledge that the term of office of the Company        Mgmt          For                            For
       PricewaterhouseCoopers Audit, as the Statutory
       Auditor, is over at the end of the present
       meeting and approve to renew the appointment
       of PricewaterhouseCoopers Audit as the Statutory
       Auditor for a 6-year period

O.15   Acknowledge that the term of office, as the               Mgmt          For                            For
       Deputy Auditor, of Mr. Pierre Coll is over
       at the end of the present meeting and approve
       to renew the appointment of Mr. Pierre Coll
       as the Deputy Auditor of the Company PricewaterhouseCoopers
       Audit for a 6-year period

O.16   Acknowledge that the term of office of Mr. Alain          Mgmt          For                            For
       Grosman, as the Deputy Auditor, is over at
       the end of the present meeting and appoint
       as the Deputy Auditor of the Company Barbier,
       Frinault Et Autres, the Company Picarle Et
       Associes for a 6-year period

O.17   Approve to award total annual fees of EUR 850,000.00      Mgmt          For                            For
       to the Directors

O.18   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by the ordinary
       shareholders  meeting of 18 MAY 2005, to trade
       in the Company s shares on the stock market,
       subject to the conditions described below:
       maximum purchase price: EUR 45.00; maximum
       number of shares to be acquired: 10% of the
       share capital, or 5% of its capital when the
       share are acquired by the Company with a view
       to their retention or their subsequent delivery
       in payment or exchange as part of a merger,
       divestment or capital contribution; maximum
       funds invested in the share buybacks: EUR 3,000,000,000.00;
       Authority expires the earlier of the renewal
       by another ordinary shareholders  meeting or
       18 months ; to take all necessary measures
       and accomplish all necessary formalities

E.19   Authorize the Board of Directors, in supersession         Mgmt          Against                        Against
       of the unused part of the authorization granted
       by the shareholders meeting of 18 MAY 2005,
       the necessary powers to increase the capital,
       on one or more occasions, in France or abroad,
       by a maximum nominal amount of EUR 4,000,000,000.00,
       by issuance, with preferred subscription rights
       maintained, of ordinary shares of the Company
       and, or of any other securities giving right
       by all means to the share capital; the maximum
       nominal amount of debt securities which may
       be issued shall not exceed EUR 5,000,000,000.00;
       Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities, to charges the issuance
       costs, rights and fees against the related
       premiums and deduct from the premiums the amounts
       necessary to raise the legal reserve to one-tenth
       of the new capital after each increase

E.20   Authorize the Board of Directors, in supersession         Mgmt          Against                        Against
       of the unused part of the authorization granted
       on 18 MAY 2005, to increase the capital, in
       one or more occasions, in France or abroad,
       by a maximum nominal amount of EUR 900,000,000.00,
       by issuance, with out pre-emptive subscription
       rights, of ordinary shares of the Company and/or
       of any other securities giving access by all
       means to the share capital, the maximum nominal
       amount of debt securities which may be issued
       shall not exceed EUR 5,000,000,000.00; the
       whole with in the limit of the fraction unused
       of the ceilings set forth in Resolution E.19
       being specified that any issue carried out
       as per the present resolution shall count against
       the  or the said  corresponding ceiling  ceilings
       ;  Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities; to charge the issuance
       costs, rights and fees against the related
       and fees against the related premiums and deduct
       from the premiums the amounts necessary to
       raise the legal reserve to 1/10 of the new
       capital after each increase

E.21   Authorize the Board of Directors to increase              Mgmt          Abstain                        Against
       the number of securities to be issued in the
       event of a capital increase, for each of the
       issues with or without preferential subscription
       right of shareholders, at the same price as
       the initial issue, within 30 days of the closing
       of the subscription period and up to a maximum
       of 15% of the initial issue;  Authority expires
       at the conclusion of 26 months ; the maximum
       amount of the capital increases realized accordingly
       to the present delegation, shall count against
       the limit of the overall ceilings of capital
       increase set forth in Resolutions E.19 and
       E.20

E.22   Authorize the Board of Directors to increase              Mgmt          Abstain                        Against
       the share capital up to 10% of the share capital,
       in consideration for the contributions in kind
       granted to the Company and comprised of capital
       securities or securities giving access to share
       capital;  Authority expires at the conclusion
       of 26 months ; and to take all necessary measures
       and accomplish all necessary formalities; the
       maximum amount of the capital increases realized
       accordingly to the present delegation, shall
       count against the limit of the overall ceilings
       set forth in Resolution E.20

E.23   Authorize the Board of Directors within the               Mgmt          For                            For
       limit of 5% of the Company s share capital
       per year, to set the issue price of the ordinary
       shares or securities to be issued, in accordance
       with the terms and conditions determined by
       the shareholder s meeting

E.24   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       of the unused fraction of the authorization
       granted by the combined shareholders meeting
       of 18 MAY 2005, to increase the share capital,
       in one or more occasions, to a maximum nominal
       amount of EUR 3,000,000,000.00, by way of capitalizing
       reserves, profits, premiums or other means,
       provided that such capitalization is allowed
       by law and under the By-Laws, by issuing bonus
       shares or raising the par value of existing
       shares, or by a combination of these methods;
       this amount is independent from the overall
       ceiling fixed in Resolutions E.19 and E.20
       of the present meeting;  Authority expires
       at the conclusion of 26 months ; and to take
       all necessary measures and accomplish all necessary
       formalities

E.25   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by Resolution
       21 of the combined shareholders meeting of
       21 MAY 2003, to grant in one or more transactions,
       to employees and corporate officers of the
       Company and of related Companies, options giving
       the right either to subscribe for shares, or
       to purchase existing shares purchased by the
       Company, it being provided that the options
       shall not give rights to a total number of
       shares, which shall exceed 2% of the share
       capital;  Authority expires at the conclusion
       of 38 months ; and to take all necessary measures
       and accomplish all necessary formalities

E.26   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by Resolution
       20 of the shareholders meeting of 18 MAY 2005,
       to increase the share capital, on one or more
       occasions, at its sole discretion, by way of
       issuing shares in favor of employees of the
       Group Credit Agricole who are members of a
       Company Savings Plan;  Authority expires at
       the conclusion of 26 months ; for an amount
       that shall not exceed EUR 150,000,000.00; this
       amount shall not count against the amount of
       capital increases resulting from the previous
       resolutions; and to take all necessary measures
       and accomplish all necessary formalities

E.27   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing new shares in favor of the
       Company Credit Agricole International employees;
       Authority is given for a period expiring on
       the day of shareholder s meeting ; approve
       the 2006 financial statements and for an amount
       that shall not exceed EUR 40,000,000.00; to
       take all necessary measures and accomplish
       all necessary formalities

E.28   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing shares to be paid in cash
       in favor of employees of the Group Credit Agricole,
       who are members of the Company Savings Plan
       in the United States;  Authority expires at
       the conclusion of 18 months ; and for an amount
       that shall not exceed EUR 40,000,000.00; to
       take all necessary measures and accomplish
       all necessary formalities

E.29   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by the shareholder
       s meeting of 18 MAY 2005, to reduce the share
       capital, on one or more occasions, at its sole
       discretion, by canceling all or part of the
       shares held by the Company in connection with
       the Stock Repurchase Plan decided in Resolution
       O.18 or future authorizations, up to a maximum
       of 10% of the share capital over a 24 months
       period;  Authority expires at the conclusion
       of 24 months ; to take all necessary measures
       and accomplish all necessary formalities

E.30   Amend the quorum required for the validity of             Mgmt          For                            For
       the ordinary and the extraordinary shareholders
       meetings, in order to bring it into conformity
       with the current legal and regulatory requirements
       and the Articles of the By Laws: 26  ordinary
       shareholder s meeting , 27  extraordinary shareholders
       meeting

E.31   Grant full powers to the bearer of an original,           Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE GROUP, ZUERICH                                                                Agenda Number:  700923609
--------------------------------------------------------------------------------------------------------------------------
        Security:  H3698D419
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CH0012138530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 298695 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 285614 INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS

1.     Receive and approve the annual report, the parent         Mgmt          For                            For
       Company s 2005 financial statements and the
       Group s 2005 consolidated financial statements

2.     Grant discharge to the acts of the Members of             Mgmt          For                            For
       the Board of Directors and the Executive Board

3.     Approve CHF 17 million reduction in share capital         Mgmt          For                            For
       via cancellation of repurchased shares

4.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 2 per share

5.1.a  Re-elect Mr. Walter Kielholz and Mr. Hans-Ulrich          Mgmt          For                            For
       Doerig as the Directors

5.1.b  Elect Mr. Richard Thornburgh as a Director                Mgmt          For                            For

5.2    Ratify KPMG Klynveld Peat Marwick Geordeler               Mgmt          For                            For
       SA as the Auditors

5.3    Ratify BDO Visura as the Special Auditors                 Mgmt          For                            For

6.     Approve CHF 3.4 million reduction in pool of              Mgmt          For                            For
       capital reserved for Donaldson Lufkin Jenrette
       Employee Options




--------------------------------------------------------------------------------------------------------------------------
 CRH PLC                                                                                     Agenda Number:  700920665
--------------------------------------------------------------------------------------------------------------------------
        Security:  G25508105
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  IE0001827041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s financial statements and            Mgmt          For                            For
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a dividend on the ordinary shares                 Mgmt          For                            For

3.1    Re-elect Mr. D. W. Doyle as a Director in accordance      Mgmt          For                            For
       with the Article 103

3.2    Re-elect Mr. J. M. de Jong as a Director in               Mgmt          For                            For
       accordance with the Article 103

3.3    Re-elect Mr. D. M. Kennedy as a Director in               Mgmt          For                            For
       accordance with the Article 103

3.4    Re-elect Mr. M. Lee as a Director in accordance           Mgmt          For                            For
       with the Article 103

4.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of the Auditors

5.     Authorize the Directors, in accordance with               Mgmt          For                            For
       the powers, provision and limitations of Articles
       11(d) of the Articles of Association of the
       Company, to allot relevant securities up to
       an aggregate nominal amount equal to the authorized
       but as yet unissued share capital of the Company;
       Authority expires at the end of 5 years

S.6    Authorize the Directors, in accordance with               Mgmt          For                            For
       the powers, provision and limitations of Articles
       11(e) of the Articles of Association of the
       Company, to allot equity securities for cash
       and in respect of sub-paragraph (iii) thereof
       up to an aggregate nominal value of EUR 9,119,000;
       Authority expires at the earlier of the conclusion
       of the AGM in 2007 or 02 AUG 2007

S.7    Authorize the Company to purchase ordinary shares         Mgmt          For                            For
       on the market  Section 212 of the Companies
       Act, 1990 , in the manner provided for in the
       Article 8A of the Articles of Association of
       the Company, up to a maximum of 10% of the
       ordinary shares in issue at the date of the
       passing of this resolution;  Authority expires
       at the earlier of the conclusion of the AGM
       in 2007 or 02 AUG 2007

S.8    Authorize the Company to re-issue treasury shares         Mgmt          For                            For
       Section 209 of the Companies Act, 1990  in
       the manner provided for in Articles 8B of the
       Articles of Association of the Company;  Authority
       expires earlier of the conclusion AGM in 2007
       or 02 AUG 2007

9.     Approve the establishment by the Company of               Mgmt          For                            For
       the CRH 2006 Performance Share Plan, the principal
       features as specified; authorize the Directors
       to take all such actions or steps as may be
       necessary to implement or give effect to the
       Plan; to establish further plans based on the
       CRH 2006 Performance Share Plan but modified
       to take account of local tax, exchange control
       or securities law in overseas territories,
       provided that such further plans shall count
       against any limits on individual participation
       under the Plan




--------------------------------------------------------------------------------------------------------------------------
 DAITO TRUST CONSTRUCTION CO.,LTD.                                                           Agenda Number:  700947255
--------------------------------------------------------------------------------------------------------------------------
        Security:  J11151107
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3486800000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 48, Corporate Officers
       bonuses JPY 529,883,000 (including JPY 24,130,000
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Expand Business Lines, Decrease Authorized
       Capital

3.     Elect a Director                                          Mgmt          For                            *

4.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 DAIWA HOUSE INDUSTRY CO.,LTD.                                                               Agenda Number:  700947231
--------------------------------------------------------------------------------------------------------------------------
        Security:  J11508124
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3505000004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 17, Commemorative Dividend
       JPY 3, Corporate Officers  bonuses JPY 196,560,000
       (including JPY 26,320,000 to the Corporate
       Auditors)

2.     Approve Share Exchange Agreement Between the              Mgmt          For                            *
       Company and DAIWA KOSHO LEASE Co., LTD.

3.     Approve Share Exchange Agreement Between the              Mgmt          For                            *
       Company and DAIWA RAKUDA INDUSTRY Co., LTD.

4.     Approve Share Exchange Agreement Between the              Mgmt          For                            *
       Company and DAIWA LOGISTICS Co., LTD.

5.     Amend the Articles of Incorporation: Expand               Mgmt          For                            *
       Business Lines, Allow Use of Electronic Systems
       for Public Notifications, Approve Revisions
       Related to the New Commercial Code

6.1    Elect a Director                                          Mgmt          For                            *

6.2    Elect a Director                                          Mgmt          For                            *

6.3    Elect a Director                                          Mgmt          For                            *

6.4    Elect a Director                                          Mgmt          For                            *

6.5    Elect a Director                                          Mgmt          For                            *

6.6    Elect a Director                                          Mgmt          For                            *

6.7    Elect a Director                                          Mgmt          For                            *

6.8    Elect a Director                                          Mgmt          For                            *

6.9    Elect a Director                                          Mgmt          For                            *

6.10   Elect a Director                                          Mgmt          For                            *

6.11   Elect a Director                                          Mgmt          For                            *

6.12   Elect a Director                                          Mgmt          For                            *

6.13   Elect a Director                                          Mgmt          For                            *

6.14   Elect a Director                                          Mgmt          For                            *

6.15   Elect a Director                                          Mgmt          For                            *

6.16   Elect a Director                                          Mgmt          For                            *

6.17   Elect a Director                                          Mgmt          For                            *

6.18   Elect a Director                                          Mgmt          For                            *

6.19   Elect a Director                                          Mgmt          For                            *

7.     Appoint a Corporate Auditor                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 DBS GROUP HOLDINGS LTD                                                                      Agenda Number:  700892056
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20246107
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  SG1L01001701
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    1) Amend the Articles 2, 3, 4, 5(A), 7(A), 9(A),          Mgmt          For                            For
       9(B), 10, 11, 15, 17, 19, 21(C), 22, 25, 28,
       40(B), 48, 49, 50, 53, 58, 63, 67, 80, 97,
       110, 114, 124, 127, 136 and 144 and also the
       headnote  Capitalization of the profits and
       reserves  appearing in the Articles of Association
       of the Company  the Articles ; 2) approve to
       include the new Articles 6A, 131A and 142A
       and also the new headnote  Bonus issues and
       capitalization of profits and reserves  in
       the Articles; and 3) approve to delete the
       Article 8 in the entirety as specified

2.     Amend the Rules 1, 2.1, 3, 4.1, 5.3, 5.4, 5.5,            Mgmt          For                            For
       5.6, 6.2, 6.3, 7, 9.1, 9.4 and 12.1 of the
       DBSH Performance Share Plan as specified

3.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the Companies Act
       , to purchase or otherwise acquire issued ordinary
       shares in the capital of the DBSH  Ordinary
       Shares , not exceeding in aggregate the maximum
       percentage  as hereafter defined , at such
       price or prices as may be determined from time
       to time up to the maximum price whether by
       way of: i) market purchase(s) on the Singapore
       Exchange Securities Trading Limited  SGX-ST
       transacted through the Central Limit Order
       Book Trading System and/or any other securities
       exchange on which the Ordinary Shares may for
       the time being be listed and quoted  Other
       Exchange ; and/or ii) off-market purchase(s)
       if effected otherwise than on the SGX-ST as
       the case may be, Other Exchange  in accordance
       with any equal access scheme(s) as may be determined
       or formulated by the Directors as they consider
       fit, which satisfies the conditions prescribed
       by the Act and otherwise in accordance with
       all other laws and regulations and rules of
       the SGX-ST or, as the case may be, Other Exchange
       as may for the time being applicable and also
       to complete and do all such acts and things
       including executing such documents as may
       be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this resolution;  Authority expires the
       earlier of the date of the next AGM of DBSH
       is held and the date by which next AGM of DBSH
       is required by the Law




--------------------------------------------------------------------------------------------------------------------------
 DBS GROUP HOLDINGS LTD                                                                      Agenda Number:  700892222
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20246107
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  SG1L01001701
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and audited accounts        Mgmt          For                            For
       for the YE 31 DEC 2005 and the Auditors  report
       thereon

2.     Declare a final dividend of 17 cents per ordinary         Mgmt          For                            For
       share, less income tax, for the YE 31 DEC 2005

3.     Approve to sanction the amount of SGD 1,076,538           Mgmt          For                            For
       as the Directors  fees for 2005

4.     Appoint Ernst & Young as the Auditors of the              Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

5.a.a  Re-elect Mr. Frank Wong as a Director, who retires        Mgmt          For                            For
       under Article 95 of the Company s Articles
       of Association

5.A.b  Re-elect Mr. Goh Geok Ling as a Director, who             Mgmt          For                            For
       retires under Article 95 of the Company s Articles
       of Association

5.A.c  Re-elect Mr. Kwa Chong Seng as a Director, who            Mgmt          For                            For
       retires under Article 95 of the Company s Articles
       of Association

5.A.d  Re-elect Mr. Narayana Murthyas a Director, who            Mgmt          For                            For
       retires under Article 95 of the Company s Articles
       of Association

5.b.a  Re-elect Mr. Koh Boon Hwee as a Director, who             Mgmt          For                            For
       retires under Article 101 of the Company s
       Articles of Association

5.B.B  Re-elect Mr. Andrew Buxton as a Director, who             Mgmt          For                            For
       retires under Article 101 of the Company s
       Articles of Association

6.a    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to offer and grant options in accordance with
       the provisions of the DBSH Share Option Plan
       and to allot and issue from time to time such
       number of ordinary shares in the capital of
       the Company  DBSH ordinary shares  as may be
       required to be issued pursuant to the exercise
       of the options under the DBSH Share Option
       Plan provided always that the aggregate number
       of new DBSH ordinary shares to be issued pursuant
       to the DBSH Share Option Plan and the DBSH
       Performance Share Plan shall not exceed 7.5%
       of the issued share capital of the Company
       from time to time

6.b    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to offer and grant awards in accordance with
       the provisions of the DBSH Performance Share
       Plan and to allot and issue from time to time
       such number of DBSH ordinary shares as may
       be required to be issued pursuant to the vesting
       of awards under the DBSH Performance Share
       Plan, provided always that the aggregate number
       of new DBSH ordinary shares to be issued pursuant
       to the DBSH Performance Share Plan and the
       DBSH Share Option Plan shall not exceed 7.5%
       of the issued share capital of the Company
       from time to time

6.c    Authorize the Directors of the Company to: a)             Mgmt          For                            For
       i) issue shares in the capital of the Company
       shares  whether by way of rights, bonus or
       otherwise; and/or ii) make or grant offers,
       agreements or options  collectively, Instruments
       that might or would require shares to be issued,
       including but not limited to the creation and
       issue of  as well as adjustments to  warrants,
       debentures or other instruments convertible
       into shares; at any time and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may in their
       absolute discretion deem fit; and b)  notwithstanding
       the authority conferred by this Resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this resolution was
       in force, provided that: 1) the aggregate number
       of shares to be issued pursuant to this Resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this Resolution  does not exceed 50% of the
       issued share capital of the Company, of which
       the aggregate number of shares to be issued
       other than on a pro rata basis to shareholders
       of the Company  including shares to be issued
       in pursuance of Instruments made or granted
       pursuant to this Resolution  does not exceed
       20% of the issued share capital of the Company;
       2)  subject to such manner of calculation as
       may be prescribed by the Singapore Exchange
       Securities Trading Limited (SGX-ST)  for the
       purpose of determining the aggregate number
       of shares that may be issued, the percentage
       of issued share capital shall be based on the
       number of issued shares in the capital of the
       Company at the time this Resolution is passed,
       after adjusting for: i) new shares arising
       from the conversion or exercise of any convertible
       securities or share options or vesting of share
       awards which are outstanding or subsisting
       at the time this Resolution is passed; and
       ii) any subsequent consolidation or subdivision
       of shares; 3) in exercising the authority conferred
       by this Resolution, the Company shall comply
       with the provisions of the Listing Manual of
       the SGX-ST for the time being in force  unless
       such compliance has been waived by the SGX-ST
       and the Articles of Association for the time
       being of the Company;  Authority expires at
       the earlier of the conclusion of the next AGM
       of the Company or the date by which the next
       AGM of the Company is required by Law




--------------------------------------------------------------------------------------------------------------------------
 DELTA ELECTRONICS INC                                                                       Agenda Number:  700951379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20263102
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  TW0002308004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 308387 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 financial reports                        Mgmt          For                            For

1.3    Receive the 2005 audited reports                          Mgmt          For                            For

1.4    Approve the status of endorsement and guarantee           Mgmt          For                            For

2.1    Receive the 2005 audited reports                          Mgmt          For                            For

2.2    Approve the 2005 earnings distribution; proposed          Mgmt          For                            For
       stock dividend: 50/1000 share, cash dividend:
       TWD 3 per share

2.3    Approve to revise the ruling of the shareholders          Mgmt          For                            For
       meeting

2.4    Approve to revise the procedure of loan to others         Mgmt          For                            For

2.5    Approve to revise the procedure of endorsement            Mgmt          For                            For
       and guarantee

2.6    Approve to raise the capital by issuing new               Mgmt          For                            For
       shares of the Company to 1.97 billion shares;
       stock dividend: 50 per 1000 shares

2.7    Amend the Articles of Incorporation                       Mgmt          For                            For

2.8A1  Elect Mr. Bruce C Cheng as a Director                     Mgmt          For                            For

2.8A2  Elect Mr. Yancey Hai as a Director                        Mgmt          For                            For

2.8A3  Elect Mr. Mark Ko as a Director                           Mgmt          For                            For

2.8A4  Elect Mr. Raymond Hsu as a Director                       Mgmt          For                            For

2.8A5  Elect Mr. Fred Chai-Yan Lee as a Director                 Mgmt          For                            For

2.8A6  Elect Mr. Ping Cheng as a Director                        Mgmt          For                            For

2.8A7  Elect Mr. Yi-Chiang Lo as a Director                      Mgmt          For                            For

2.8A8  Elect Mr. Sam Liang as a Director                         Mgmt          For                            For

2.8A9  Elect Mr. Simon Chang as a Director                       Mgmt          For                            For

2.8B1  Elect Mr. E-Ying Hsieh as a Supervisor                    Mgmt          For                            For

2.8B2  Elect Mr. Chung-Hsing Huang as a Supervisor               Mgmt          For                            For

2.9    Grant release to the Directors from non-competition       Mgmt          For                            For
       duty

3.     Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 DEPFA BANK PLC, DUBLIN                                                                      Agenda Number:  700777191
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27230104
    Meeting Type:  EGM
    Meeting Date:  22-Jul-2005
          Ticker:
            ISIN:  IE0072559994
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize and approve the Control Agreement               Mgmt          For                            For
       and any agreements or arrangements ancillary
       to it for the purposes of Article 49 of the
       Articles of Association and for all other purposes
       in the form produced to the meeting with such
       amendments or modifications as the Directors
       or any duly constituted Committee or Sub-Committee
       of the Directors shall approve, such approval
       to be conclusively evidenced by the signature
       of the amended or modified document by any
       Director, the Secretary or any member of any
       such Committee or Sub-Committee and that the
       Directors be authorized to do all such acts
       or things that they consider to be necessary
       or expedient to complete or give effect to,
       or otherwise in connection with, the Control
       Agreement and any matters incidental to it

S.2    Amend the Company s Articles of Association               Mgmt          For                            For
       by deleting from Article 2 of the definition
       of  enterprise agreement  ; and deleting existing
       Article 49 and replacing with a new Article
       49




--------------------------------------------------------------------------------------------------------------------------
 DEPFA BANK PLC, DUBLIN                                                                      Agenda Number:  700905384
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27230104
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2006
          Ticker:
            ISIN:  IE0072559994
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Director s report and the financial           Mgmt          For                            For
       statements for the YE 31 DEC 2005

2.     Declare a final dividend on the ordinary shares           Mgmt          For                            For

3.a    Re-elect Mr. Dermot Cahillane as a Director,              Mgmt          For                            For
       in accordance with the Articles of Association
       of the Company

3.b    Re-elect Dr. Reinhard Grzesik as a Director,              Mgmt          For                            For
       in accordance with the Articles of Association
       of the Company

3.c    Re-elect Dr. Alexander Hemmelrath as a Director,          Mgmt          For                            For
       in accordance with the Articles of Association
       of the Company

3.d    Re-elect Mr. Maurice O Connell as a Director,             Mgmt          For                            For
       in accordance with the Articles of Association
       of the Company

4.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of the Auditors

5.     Approve to fix the ordinary remuneration of               Mgmt          Abstain                        Against
       the Directors

6.     Authorize the Directors, in substitution for              Mgmt          For                            For
       the existing authority contained in the Company
       s Articles of Association, to exercise all
       the powers of the Company to allot relevant
       securities  Section 20 of the Companies(amendment)
       Act, 1983  up to an aggregate nominal amount
       of EUR 24,194,086  Authority expires on 21
       APR 2011 ; and the Company may before such
       expiry make an offer or agreement which would
       or might require relevant securities to be
       allotted in pursuance of such offer or agreement

S.7    Authorize the Directors, pursuant to the Section          Mgmt          Against                        Against
       24 of the Companies (amendment) Act, 1983,
       to allot equity securities  Section 23 of the
       Act  for cash pursuant to the authority conferred
       by Resolution no.6 as if sub-section (1) of
       the Section 23 of the said Act did not apply
       to any such allotment




--------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE POST AG, BONN                                                                      Agenda Number:  700908087
--------------------------------------------------------------------------------------------------------------------------
        Security:  D19225107
    Meeting Type:  OGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  DE0005552004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the adopted annual financial              Mgmt          For                            For
       statements and approved consolidated financial
       statements, of the management reports for the
       Company and the Group, and of the report by
       the Supervisory Board for FY 2005

2.     Approve the appropriation of available net earnings       Mgmt          For                            For

3.     Approve the actions of the Members of the Board           Mgmt          For                            For
       of Management

4.     Approve the actions of the Members of the Supervisory     Mgmt          For                            For
       Board

5.     Appoint PricewaterhouseCoopers AG, Dusseldorf,            Mgmt          For                            For
       as the Auditors for the FY 2006

6.     Authorize the Company to purchase own shares              Mgmt          Against                        Against
       as provided for under the Section 71(1) number
       8 of the German Stock Corporation Act  Aktiengesetz
       ; and receive the report by the Board of Management
       to the AGM pursuant to Section 71(1) number
       8 in conjunction with Section 186(4)

7.A    Elect Mr. Willem G. Van Agtmael as a Member               Mgmt          For                            For
       of the Supervisory Board

7.B    Elect Mr. Hero Brahms as a Member of the Supervisory      Mgmt          For                            For
       Board

7.C    Elect Mr. Werner Gatzer as a Member of the Supervisory    Mgmt          For                            For
       Board

7.D    Elect Dr. Hubertus von Grunberg as a Member               Mgmt          For                            For
       of the Supervisory Board

7.E    Elect Mr. Harry Roels as a Member of the Supervisory      Mgmt          For                            For
       Board

7.F    Elect Mr. Elmar Toime as a Member of the Supervisory      Mgmt          For                            For
       Board

7.G    Elect Prof Dr. Ralf Kruger as a Member of the             Mgmt          For                            For
       Supervisory Board

8.     Amend the Articles of Association as specified            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DIAGEO PLC                                                                                  Agenda Number:  700808023
--------------------------------------------------------------------------------------------------------------------------
        Security:  G42089113
    Meeting Type:  AGM
    Meeting Date:  18-Oct-2005
          Ticker:
            ISIN:  GB0002374006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  and the Auditors  reports          Mgmt          For                            For
       and the accounts for the YE 30 JUN 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 30 JUN 2005

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            For

4.     Re-elect Mr. Lord Blyth of Rowington as a Director,       Mgmt          For                            For
       who retires by rotation

5.     Re-elect Ms. M. Lilja as a Director, who retires          Mgmt          For                            For
       by rotation

6.     Re-elect Mr. W.S. Shannahan as a Director, who            Mgmt          For                            For
       retires by rotation

7.     Elect Dr. F.B. Humer as a Director                        Mgmt          For                            For

8.     Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            For
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       before the Company and authorize the Directors
       to determine the Auditors remuneration

9.     Approve, in substitution for all other such               Mgmt          For                            For
       authorities, to renew the power conferred on
       the Directors by Paragraph 4.2 of Article 4
       of the Company s Articles of Association for
       a period expiring at the conclusion of the
       next AGM of the Company or on 17 JAN 2007,
       whichever is earlier and for such period the
       maximum amount of relevant securities which
       the Directors may so allot in accordance with
       Paragraph 4.2 of Article 4  Section 80 prescribed
       amount  referred to in Article 4.2  shall be
       GBP 291, 272, 000

S.10   Authorize the Directors, for the purpose of               Mgmt          For                            For
       paragraph 4.3 of Article 4 of the Company s
       Article of Association, pursuant to Section
       95 of the Companies Act 1985  as amended ,
       to allot equity securities  Section 94 of that
       Act  for cash pursuant to the authority conferred
       by the previous resolution and/or where such
       allotment constitutes an allotment of equity
       securities by virtue of Section 94(3A) of that
       Act, as if Section 89(1) of that Act did not
       apply, provided that this power is limited
       to the allotment of equity securities;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company or on 17 JAN 2007 ;
       and the Directors may so allot in accordance
       with Paragraph 4.4(c) of Article 4  the Section
       95 prescribed amount referred to in Paragraph
       4.4(c) of Article 4  shall be GBP 44,132,121

S.11   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  as
       amended   of up to 305,041,222 of its ordinary
       shares of 28 101/108 pence each, at a minimum
       price of 28 101/108 pence and the maximum price
       which may be paid is an amount equal to 105%
       of the average middle market quotations for
       an ordinary shares as derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       at the earlier of the conclusion of the next
       AGM or on 17 JAN 2007 ; the Company, before
       the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

12.    Authorized the Company for the purpose of Section         Mgmt          For                            For
       347C of the Companies Act 1985  as amended
       , to make donations to EU political organizations
       Section 347A of that Act  not exceeding GBP
       200,000 in total; and to incur EU political
       expenditure  Section 347A of the Act  not exceeding
       GBP 200,000 in total, during the period beginning
       with the date of passing this resolution and
       end of the next AGM of the Company or on 17
       JAN 2007, whichever is the sooner, in any event
       the aggregate amount of donations made and
       political expenditure incurred by the Company
       pursuant to this resolution shall not exceed
       GBP 200,000

S.13   Adopt the new Articles of Association produced            Mgmt          For                            For
       to the meeting and initiated by the Chairman
       for the purpose of identification as the Articles
       of Association of the Company in substitution
       for and to the exclusion of the Company s existing
       Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 DIXONS GROUP PLC                                                                            Agenda Number:  700786380
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27806101
    Meeting Type:  AGM
    Meeting Date:  07-Sep-2005
          Ticker:
            ISIN:  GB0000472455
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Statutory        Mgmt          For                            For
       reports

2.     Approve the final dividend of 6.22 pence per              Mgmt          For                            For
       ordinary share

3.     Re-elect Mr. David Longbottom as a Director               Mgmt          For                            For

4.     Re-elect Mr. Andrew Lynch as a Director                   Mgmt          For                            For

5.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       of the Company

6.     Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

7.     Approve the remuneration report                           Mgmt          For                            For

8.     Approve to make donations to EU political organization    Mgmt          For                            For
       donations and incur EU political expenditure
       up to an aggregate nominal amount of GBP 25,000

9.     Approve to change the name of the Company to              Mgmt          For                            For
       DSG International PLC

10.    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to an
       aggregate nominal amount of GBP 15,608,906

S.11   Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 2,341,336

S.12   Grant authority to make market purchase of 187,000,000    Mgmt          For                            For
       ordinary shares




--------------------------------------------------------------------------------------------------------------------------
 DNB NOR ASA                                                                                 Agenda Number:  700916046
--------------------------------------------------------------------------------------------------------------------------
        Security:  R1812S105
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NO0010031479
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Amend the Articles to specify that Control Committee      Mgmt          For                            For
       Chairman and Vice-Chairman are elected by the
       general meeting

2.     Elect Messrs. Wenche Agerup, Nils Bastiansen,             Mgmt          For                            For
       Jan Dyvi, Toril Eidesvik, Harbjoern Hansson,
       Eldbjoerg Loewer, Dag Opedal, Arthur Sletteberg,
       Tove Storroedvann, Hanne Wiig and Tomas Leire
       as Members of the Committee of Representatives
       and 6 Deputy Members

3.     Re-elect Messrs. Trond Mohn, Per Moeller and              Mgmt          For                            For
       Benedicte Schilbred as new Members of the Nominating
       Committee

4.     Approve the financial statements, allocation              Mgmt          Abstain                        Against
       of income and dividends of NOK 3.50 per share
       and approve Group contributions in the amount
       of NOK 1,458 million to Subsidiary Vital Forsakring
       ASA

5.     Approve the remuneration of the Auditors in               Mgmt          For                            For
       the amount of NOK 450,000 for 2006

6.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Control Committee in the amount of NOK 290,000
       for Chairman, NOK 210,000 for Vice-Chairman
       and NOK 180,000 for other Members

7.     Grant authority the repurchase of up to 10%               Mgmt          For                            For
       of issued share capital




--------------------------------------------------------------------------------------------------------------------------
 E.ON AG                                                                                     Agenda Number:  932464415
--------------------------------------------------------------------------------------------------------------------------
        Security:  268780103
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  EON
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     APPROPRIATION OF THE BALANCE SHEET INCOME FROM            Mgmt          For                            For
       THE 2005 FINANCIAL YEAR

03     DISCHARGE OF THE BOARD OF MANAGEMENT FOR THE              Mgmt          For                            For
       2005 FINANCIAL YEAR

04     DISCHARGE OF THE SUPERVISORY BOARD FOR THE 2005           Mgmt          For                            For
       FINANCIAL YEAR

05     AUTHORIZATION TO ACQUIRE AND USE OWN SHARES               Mgmt          For                            For

06     CONSENT TO THE AGREEMENT ON DOMINATION AND DISTRIBUTION   Mgmt          For                            For
       OF PROFITS AND LOSSES BETWEEN THE COMPANY AND
       E.ON ZWOLFTE VERWALTUNGS GMBH

07     CONSENT TO THE AGREEMENT ON DOMINATION AND DISTRIBUTION   Mgmt          For                            For
       OF PROFITS AND LOSSES BETWEEN THE COMPANY AND
       E.ON DREIZEHNTE VERWALTUNGS GMBH

08     CHANGE OF THE ARTICLES OF ASSOCIATION REGARDING           Mgmt          For                            For
       THE SHAREHOLDERS  RIGHT TO SPEAK AND ASK QUESTIONS
       DUE TO THE INSERTION OF SECTION 131 PARAGRAPH
       2 SENTENCE 2 GERMAN STOCK CORPORATION ACT (AKTG)
       THROUGH THE LAW ON CORPORATE INTEGRITY AND
       MODERNIZATION OF THE RIGHT OF AVOIDANCE (UMAG)

09     ELECTION OF THE AUDITORS FOR THE 2006 FINANCIAL           Mgmt          For                            For
       YEAR




--------------------------------------------------------------------------------------------------------------------------
 ELAN CORPORATION, PLC                                                                       Agenda Number:  932502532
--------------------------------------------------------------------------------------------------------------------------
        Security:  284131208
    Meeting Type:  Annual
    Meeting Date:  25-May-2006
          Ticker:  ELN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     RECEIVE THE FINANCIAL STATEMENTS TOGETHER WITH            Mgmt          For                            For
       THE REPORTS OF THE DIRECTORS AND AUDITORS THEREON.

O2     DIRECTOR
       MR. LAURENCE CROWLEY                                      Mgmt          For                            For
       MR. WILLIAM DANIEL                                        Mgmt          For                            For
       MR. KELLY MARTIN                                          Mgmt          For                            For
       DR. GORAN ANDO                                            Mgmt          For                            For
       MR. SHANE COOKE                                           Mgmt          For                            For
       DR. LARS EKMAN                                            Mgmt          For                            For
       MR. GARY KENNEDY                                          Mgmt          For                            For
       MS. NANCY LURKER                                          Mgmt          For                            For

O10    AUTHORISE THE DIRECTORS TO FIX THE REMUNERATION           Mgmt          For                            For
       OF THE AUDITORS.

O11    APPROVE THE ELAN CORPORATION, PLC 2006 LONG               Mgmt          For                            For
       TERM INCENTIVE PLAN.

O12    APPROVE THE AMENDMENT TO THE EMPLOYEE EQUITY              Mgmt          For                            For
       PURCHASE PLAN.

O13    AUTHORISE THE DIRECTORS TO ISSUE SECURITIES.              Mgmt          For                            For

S14    TO AUTHORISE THE DISAPPLICATION OF PRE-EMPTION            Mgmt          Against                        Against
       RIGHTS ON THE ALLOTMENT OF UP TO 40 MILLION
       SHARES FOR CASH.

S15    TO REPLACE ARTICLES 58 AND 59 OF THE ARTICLES             Mgmt          For                            For
       OF ASSOCIATION.

S16    TO REPLACE ARTICLE 62 OF THE ARTICLES OF ASSOCIATION.     Mgmt          For                            For

S17    TO AUTHORISE THE COMPANY TO MAKE MARKET PURCHASES         Mgmt          For                            For
       OF OWN SHARES.

S18    TO SET THE RE-ISSUE PRICE RANGE FOR TREASURY              Mgmt          For                            For
       SHARES.




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITE DE FRANCE EDF                                                                   Agenda Number:  700859133
--------------------------------------------------------------------------------------------------------------------------
        Security:  F2940H113
    Meeting Type:  MIX
    Meeting Date:  14-Feb-2006
          Ticker:
            ISIN:  FR0010242511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-Laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions. The following
       applies to Non-Resident Shareowners: Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Approve the resignation of Mr. Pierre Gadonneix           Mgmt          For                            For
       as Administrator and appoint Mr. Pierre Gadonneix
       as a Administrator until 22 NOV 2009

2.     Approve the resignation of Mr. Frank E. Dangeard          Mgmt          For                            For
       as Administrator and appoint Mr. Frank E. Dangeard
       as a Administrator until 22 NOV 2009

3.     Approve the resignation of Mr. Daniel Foundoulis          Mgmt          For                            For
       as Administrator and appoint Mr. Daniel Foundoulis
       as a Administrator until 22 NOV 2009

4.     Approve the resignation of Mr. Claude Moreau              Mgmt          For                            For
       as Administrator and appoint Mr. Claude Moreau
       as a Administrator until 22 NOV 2009

5.     Approve the resignation of Mr. Henri Proglio              Mgmt          For                            For
       as Administrator and appoint Mr. Henri Proglio
       as a Administrator until 22 NOV 2009

6.     Approve the resignation of Mr. Louis Schweitzer           Mgmt          For                            For
       as Administrator and appoint Mr. Louis Schweitzer
       as a Administrator until 22 NOV 2009

7.     Amend the Articles 3, 6, 9, 10, 13, 14, 15,               Mgmt          Abstain                        Against
       18, 20, 21 and cancel the Article 29 of the
       By-Laws

8.     Grant all powers to the bearer of a copy or               Mgmt          Abstain                        Against
       an extract of the minutes of the present to
       accomplish all deposits and publications prescribed
       by Law




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITE DE FRANCE EDF                                                                   Agenda Number:  700958133
--------------------------------------------------------------------------------------------------------------------------
        Security:  F2940H113
    Meeting Type:  OGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  FR0010242511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.   The following applies to
       Non-Resident Shareowners:   Proxy Cards: ADP
       will forward voting instructions to the Global
       Custodians that have become Registered Intermediaries,
       on ADP Vote Deadline Date. In capacity as Registered
       Intermediary, the Global Custodian will sign
       the Proxy Card and forward to the local custodian.
       If you are unsure whether your Global Custodian
       acts as Registered Intermediary, please contact
       ADP.  Trades/Vote Instructions: Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Receive the management report of the Board of             Mgmt          For                            For
       Directors and the reports of the Auditors,
       and approve the Company s financial statements
       and the balance sheet for the YE 31 DEC 2005,
       as presented, showing income of EUR 3,532,205,705.47;
       the charges and expenses that were not tax-deductible
       of EUR 708,680.00 with a corresponding tax
       of EUR 247,604.00

2.     Receive the Management report of the Board of             Mgmt          For                            For
       Directors and the Statutory Auditors  report
       and approve the consolidated financial statements
       for the said FY, in the form presented to the
       meeting

3.     Receive the report of the Board of Directors              Mgmt          For                            For
       and the report of the Auditors on the financial
       statements and acknowledge the amount of EUR
       10,028,077,258.00 recorded as a deficit in
       retained earnings and decides to clear said
       account through a deduction: of EUR 7,316,100,000.00
       from the special reserve account and of EUR
       970,274,378.75 from the miscellaneous reserves,
       consequently to these deductions, the said
       accounts are cleared and that an amount of
       EUR 1,741,702,879.25 is now recorded as a deficit
       in retained earnings; the shareholders  meeting
       decides to clear this negative balance, i.e.
       EUR 1,741,702,879.25 through a deduction from
       the earnings for the FY amounting to EUR 3,532,205,705.47;
       following this deduction, the available income
       will amount to EUR 1,790,502,826.22; to allocate
       EUR 60,979,144.93 to the legal reserve so that
       it represents one tenth of the share capital,
       i.e. EUR 91,108,554.50; following this appropriation,
       the distributable income amounts to EUR 1,729,523,681.29;
       the shareholders will receive a net dividend
       of EUR 0.79 per share and the distributable
       income balance will be allocated to the retained
       earnings account; the dividend will be paid
       within 30 days as from the present meeting;
       consequently, the maximum overall dividend
       amounts to EUR 1,439,515,161.10; shares held
       by the Company on such date will not be entitled
       to the dividend; and delegates all powers to
       the Board of Directors to determine the overall
       amount of the dividend and consequently, the
       amount of the distributable income balance,
       which will be allocated to the retained earnings
       account; the whole dividend will entitle natural
       persons domiciled in France to the 40% allowance
       provided by the French Tax Code

4.     Approve the special report of the Auditors on             Mgmt          For                            For
       Agreements governed by Article L. 225-38 of
       the French Commercial Code, the said report
       and the Agreements referred to therein

5.     Approve to award total annual fees of EUR 165,000.00      Mgmt          For                            For
       to the Members of the Board of Directors

6.     Authorize the Board of Directors to purchase              Mgmt          For                            For
       Company s shares on the stock market, subject
       to the following conditions: maximum purchase
       price for each share: EUR 66.00, maximum number
       of shares to be acquired: 10% of the shares
       comprising the share capital, maximum funds
       invested in the share buybacks: EUR 2,000,000,000.00;
       this authorization is given for a period 18
       months of and terminates the fraction unused
       of the; authorization granted by the combined
       shareholders  meeting of 10 OCT 2005 in its
       Resolution No. 1; the number of shares acquired
       by the Company with a view to their retention
       or their subsequent delivery in payment or
       exchange as part of a merger, divestment or
       capital contribution cannot exceed 5 % of its
       capital; and delegates all powers to the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

7.     Approve to grant full powers to the bearer of             Mgmt          For                            For
       an original, a copy or extract of the minutes
       of this meeting to carry out all filings, publications
       and other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 ENDESA SA, MADRID                                                                           Agenda Number:  700867483
--------------------------------------------------------------------------------------------------------------------------
        Security:  E41222113
    Meeting Type:  OGM
    Meeting Date:  25-Feb-2006
          Ticker:
            ISIN:  ES0130670112
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 24 FEB               Non-Voting    No vote
       2006 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 25 FEB 2006. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE IS 16 FEB 2006.
       IF YOU HAVE ALREADY SENT YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

       PLEASE NOTE THAT THIS IS AN ANNUAL GENERAL MEETING.       Non-Voting    No vote
       PLEASE ALSO BE ADVISED THAT ADDITIONAL INFORMATION
       CONCERNING ENDESA, S.A. CAN ALSO BE VIEWED
       ON THE COMPANY S WEBSITE: http://www.endesa.es

1.     Examination and approval, as the case may be,             Mgmt          For                            For
       of the annual accounts (balance sheet, income
       statement and annual report) and of the management
       report of the Company and its consolidated
       group, for the fiscal year ending December
       31, 2005, as well as of the corporate management
       during said fiscal year.  To approve the annual
       accounts (balance sheet, income statement and
       annual report) of the Company and its consolidated
       group for the fiscal year ending December 31,
       2005, as well as the corporate management for
       the said fiscal year.

2.     Application of fiscal year earnings and dividend          Mgmt          For                            For
       distribution.  To approve the application of
       the fiscal year earnings and dividend distribution
       proposed by the Board of Directors, in such
       a manner that the profit for fiscal year 2005,
       amounting to 2.976.834.460,45 euros, together
       with the retained earnings from fiscal year
       2004, amounting to 212.964.366,22 euros, and
       which add up to a total of 3.189.798.826,67
       euros, is distributed as follows: - To dividend
       (Maximum amount to be distributed pertaining
       to 2,40 euros/share for all 1,058,752,117 shares)
       2.541.005.080,80 euros - To retained earnings
       648.793.745,87 euros TOTAL 3.189.798.826,67
       euros It is expressly resolved to pay the shares
       entitled to dividends, the gross sum of 2,40
       euros per share. The dividend payment shall
       be made as from 3RD of July, 2006, through
       the banks and financial institutions to be
       announced at the appropriate time, deducting
       from the amount thereof the gross sum of 0.3050
       euros per share, paid as an interim dividend
       on January 2, 2006 by virtue of a resolution
       of the Board of Directors dated November 15,
       2005.

3.     Appointment of Auditors for the Company and               Mgmt          For                            For
       its Consolidated Group.  To appoint as auditors
       for fiscal year 2006 the present external auditor
       Deloitte S.L., for both ENDESA, S.A. as well
       as for its Consolidated Group. To contract
       with the said company the external audit of
       the accounts of ENDESA, S.A. and of its Consolidated
       Group, for fiscal year 2006, delegating to
       the Board of Directors, in the broadest terms,
       the determination of the further conditions
       of this contracting.

4.     Authorization for the Company and its subsidiaries        Mgmt          For                            For
       to be able to acquire treasury stock in accordance
       with the provisions of article 75 and additional
       provision one of the Spanish Corporations Law
       ( Ley de Sociedades Anonimas ). To revoke and
       make void, as to the unused portion, the authorization
       for the derivative acquisition of treasury
       stock, granted by the Annual General Shareholders
       Meeting held on May 27, 2005. To once again
       authorize the derivative acquisition of treasury
       stock, as well as the pre-emptive rights of
       first refusal in respect thereto, in accordance
       with article 75 of the Spanish Corporations
       Law ( Ley de Sociedades Anonimas ), under the
       following conditions: a) Acquisitions may be
       made through any means legally accepted, either
       directly by ENDESA, S.A. itself, by the Companies
       of its group, or by an intermediary person,
       up to the maximum figure permitted by Law.
       b) Acquisitions shall be made at a minimum
       price per share of the par value and a maximum
       equal to their trading value plus an additional
       5%. c) The duration of this authorization shall
       be 18 months. Such acquisition may only be
       made once the result of the public takeover
       bid by Gas Natural, SDG, S.A. for Endesa s
       shares is published, or, as the case may be,
       when the takeover bid is rendered ineffective
       for any cause (or any other competing bid that
       may be tendered), all conformity with the applicable
       securities laws and regulation

5.     Authorization to the Board of Directors for               Mgmt          For                            For
       the execution, implementation and correction,
       as the case may be, of the resolutions adopted
       by the General Meeting, as well as to substitute
       the authorities it receives from the General
       meeting, and granting of authorities for processing
       the said resolutions as a public instrument.
       1. To delegate to the Company s Board of Directors
       the broadest authorities to adopt such resolutions
       as may be necessary or appropriate for the
       execution, implementation, effectiveness and
       successful conclusion of the General Meeting
       resolutions and, in particular, for the following
       acts, without limitation: (i) clarify, specify
       and complete the resolutions of this General
       Meeting and resolve such doubts or aspects
       as are presented, remedying and completing
       such defects or omissions as may prevent or
       impair the effectiveness or registration of
       the pertinent resolutions; (ii) execute such
       public and/or private documents and carry out
       such acts, legal businesses, contracts, declarations
       and transactions as may be necessary or appropriate
       for the execution and implementation of the
       resolutions adopted at this General Meeting;
       and (iii) delegate, in turn, to the Executive
       Committee or to one or more directors, who
       may act severally and indistinctly, the powers
       conferred in the preceding paragraphs. 2. To
       empower the Chairman of the Board of Directors,
       Mr. Manuel Pizarro Moreno, the Chief Executive
       Officer (CEO) Mr. Rafael Miranda Robredo and
       the Secretary of the Board of Directors and
       Secretary General Mr. Salvador Montejo Velilla,
       in order that, any of them, indistinctly, may:
       (i) carry out such acts, legal businesses,
       contracts and transactions as may be appropriate
       in order to register the preceding resolutions
       with the Mercantile Registry, including, in
       particular, inter alia, the powers to appear
       before a Notary Public in order to execute
       the public deeds or notarial records which
       are necessary or appropriate for such purpose,
       to publish the pertinent legal notices and
       formalize any other public or private documents
       which may be necessary or appropriate for the
       registration of such resolutions, with the
       express power to remedy them, without altering
       their nature, scope or meaning; and (ii) appear
       before the competent administrative authorities,
       in particular, the Ministries of Economy and
       Finance and Industry, Tourism and Commerce,
       as well as before other authorities, administrations
       and institutions, especially the Spanish Securities
       Market Commission ( Comision Nacional del Mercado
       de Valores ), the Securities Exchange Governing
       Companies and any other which may be competent
       in relation to any of the resolutions adopted,
       in order to carry out the necessary formalities
       and actions for the most complete implementation
       and effectiveness thereof.




--------------------------------------------------------------------------------------------------------------------------
 ENI SPA, ROMA                                                                               Agenda Number:  700944401
--------------------------------------------------------------------------------------------------------------------------
        Security:  T3643A145
    Meeting Type:  MIX
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  IT0003132476
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 MAY 2006  AND A THIRD CALL ON 26 MAY 2006
       . CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

O.1    Approve the balance sheet and the consolidated            Mgmt          For                            For
       balance sheet as of 31 DEC 2005 and the Board
       of Directors, Internal and External Auditors
       reports

O.2    Approve the net income allocation                         Mgmt          For                            For

O.3    Grant authority to purchase own shares and withdrawal,    Mgmt          For                            For
       for the part not yet executed and this authority
       was approved by the shareholders  meeting held
       on 27 MAY 2005

O.4    Approve the Stock Option Plan for the term 2006-2008      Mgmt          For                            For
       and grant authority to dispose own shares in
       favour of the Plan

O.5    Approve the subscription of a Directors  and              Mgmt          For                            For
       Officers  Liability insurance in favour of
       Eni Directors and the Internal Auditors

E.1    Amend Articles 13, Paragraph 1, 17, Paragraph             Mgmt          For                            For
       3, 24, Paragraph 1, and 28, Paragraphs 2 and
       4, of the By Laws




--------------------------------------------------------------------------------------------------------------------------
 ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, WIEN                                        Agenda Number:  700949944
--------------------------------------------------------------------------------------------------------------------------
        Security:  A1952G711
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  AT0000506217
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial statements and               Mgmt          For                            For
       the status report of the Management Board as
       well as the report of the Supervisory Board
       for the FY 2005, the Group financial statements
       and the Group status report for the FY 2005

2.     Approve to distribute the profits                         Mgmt          For                            For

3.A    Grant discharge to the Members of the Management          Mgmt          For                            For
       Board with regard to the FY 2005

3.B    Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board with regard to the FY 2005

4.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Supervisory Board

5.     Elect the Supervisory Board                               Mgmt          For                            For

6.     Appoint an additional Auditor and Group Auditor           Mgmt          For                            For
       for the FY 2007 in addition to the Savings
       Banks Auditors Association as the Statutory
       Auditor

7.     Approve the acquisition by Erste Bank of own              Mgmt          Against                        Against
       shares for the purpose of securities trading

8.     Grant authority to Erste Bank to acquire own              Mgmt          For                            For
       shares for no designated purpose, excluding
       the acquisition of such shares for trading
       purposes, and to use these shares as consideration
       for the acquisition of enterprises, businesses
       or parts of or shares in one or more companies
       in Austria or abroad, and thus to dispose of
       these shares in a manner other than via the
       stock exchange in a public offering

9.     Authorize the Management Board, for a period              Mgmt          For                            For
       of 5 years, after the registration of the amendment
       of the Articles of Association, to increase
       the registered capital of the Company, in several
       tranches by an amount of up to EUR 180,000,000
       by issuing up to 90,000,000 shares, the type
       of shares, the issue price, the terms and conditions
       of the issue and to the extent provided for,
       the exclusion of the subscription rights being
       determined by the Management Board with the
       consent of the Supervisory Board: a) by issuing
       shares against cash contribution without excluding
       the subscription rights of shareholder, however,
       if the capital increase serves for the issue
       of shares to employees, senior employees and
       Members of the Management Board of the Company
       or a Group Company, by excluding the subscription
       rights of share holders and b) by issuing shares
       against contribution in kind, excluding the
       subscription rights of shareholders; and amend
       Paragraph 4.4 of the Articles of Incorporation
       accordingly

10.    Authorize the Management Board, for a period              Mgmt          For                            For
       of 5 years after the registration of the amendment
       of the Articles of Association, to effect a
       consitional increase of the registered capital
       with the consent of the Supervisory Board by
       a nominal amount of up to EUR 20,000,000 by
       issuing up to 10,000,000 bearer or registered
       ordinary shares  shares with no par value
       at an issue price of at least EUR 2.00 per
       share against cash contribution and by excluding
       the subscription rights of the current shareholders;
       this authorized conditional capital serves
       to grant share options to employees, senior
       employees and Members of the Management Board
       of the Company or a Group Company; and amend
       Paragraph 4.4.3 of the Articles of Association
       accordingly

11.A   Amend Items 2.5.3.4, 17 and 18 of the Articles            Mgmt          For                            For
       of Association as specified

11.B   Amend Item 10.4 of the Articles of Association            Mgmt          For                            For
       as specified

11.C   Approve to delete Item 13.3.14 of the Articles            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ESPRIT HOLDINGS LTD                                                                         Agenda Number:  700822794
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3122U129
    Meeting Type:  AGM
    Meeting Date:  02-Dec-2005
          Ticker:
            ISIN:  BMG3122U1291
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements and the reports of the
       Directors and the Auditors of the Group for
       the YE 30 JUN 2005

2.     Approve a final dividend of 66 Hong Kong cents            Mgmt          For                            For
       for the YE 30 JUN 2005

3.     Approve a special dividend of 84 Hong Kong cents          Mgmt          For                            For
       for the YE 30 JUN 2005

4.I    Re-elect Mr. Michael Ying Lee Yuen as a Director          Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.II   Re-elect Mr. Thomas Johannes Grote as a Director          Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.III  Re-elect Mr. Raymond Or Ching Fai as a Director           Mgmt          For                            For
       and authorize the Directors to fix their remuneration

5.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Directors of the Company
       to fix their remuneration

6.     Authorize the Directors to purchase shares in             Mgmt          For                            For
       the capital of the Company during the relevant
       period, subject to and in accordance with all
       applicable laws and regulations, not exceeding
       10% of the total nominal amount of the share
       capital of the Company, and the total number
       of any securities which carry a right to subscribe
       for or purchase shares;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM is required by the Bye-Laws of
       the Company or any applicable laws to be held

7.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the nominal
       amount of the share capital of the Company
       in issue on the date of passing of this resolution
       provided that the aggregate nominal amount
       of the shares of any class so allotted  or
       so agreed conditionally  or unconditionally
       to be allotted  pursuant to this resolution
       solely fore cash and unrelated to any asset
       acquisition shall not exceed 5% of the aggregate
       nominal amount of the shares of that class
       in issue at the date of passing this resolution
       or otherwise that pursuant to: i) a rights
       issue; or ii) any option scheme or similar
       arrangement of the Company for the granting
       or issuance of shares or rights to acquire
       shares; or iii) the exercise of any share option
       scheme or similar arrangement; or iv) any scrip
       dividend or similar arrangement providing for
       the allotment of shares in lieu of the whole
       or part of a dividend on shares of the Company
       in accordance with the Bye-Laws of the Company;
       Authority expires at the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required to be held by the Bye-Laws
       of the Company or any applicable laws to be
       held

8.     Approve, subject to the passing of Resolutions            Mgmt          Against                        Against
       6 and 7, to extend the general mandate granted
       to the Directors to allot, issue and deal with
       the shares pursuant to Resolution 7, by an
       amount representing the aggregate nominal amount
       of the share capital repurchased pursuant to
       Resolution 6, provided that such amount does
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       in issue on the date of passing this resolution

9.     Approve that, subject to and conditional upon             Mgmt          For                            For
       the Listing Committee of the Stock Exchange
       of Hong Kong Limited to refresh the existing
       limit under the Share Option Scheme adopted
       on 26 NOV 2001, provided that the aggregate
       nominal amount of share capital of the Company
       to be allotted and issued pursuant to the exercise
       of options under the Scheme does not exceed
       5% of the aggregate nominal amount of share
       capital in issue and authorize the Directors
       of the Company, subject to and in accordance
       with all applicable laws and regulations, to
       grant options under the existing share option
       scheme to this limit and allot, issue and deal
       with shares of the Company

S.10   Amend the Bye-Laws 66, 86(2), 87 and 104 (2)              Mgmt          For                            For
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 FAIRFAX FINL HLDGS LTD                                                                      Agenda Number:  700944881
--------------------------------------------------------------------------------------------------------------------------
        Security:  303901102
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  CA3039011026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Directors                                       Mgmt          For                            For

2.     Appoint the Auditors                                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FANUC LTD                                                                                   Agenda Number:  701003345
--------------------------------------------------------------------------------------------------------------------------
        Security:  J13440102
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3802400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   65,  Directors  bonuses
       JPY 415,500,000, Corporate Auditors  bonuses
       JPY      57,000,000

2      Amend the Articles of Incorporation: Reduce               Mgmt          For                            *
       Board Size, Reduce Term of Office of Directors,
       Approve Revisions Related to the New Commercial
       Code (Please    refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

4      Amend the Compensation to be Received by Directors        Mgmt          For                            *

5      Amend the Compensation to be Received by Corporate        Mgmt          For                            *
       Auditors

6      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 FAR EASTERN TEXTILE CO LTD                                                                  Agenda Number:  700973781
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y24374103
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2006
          Ticker:
            ISIN:  TW0001402006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296587 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

1.1    Receive the business of 2005 report                       Mgmt          For                            For

1.2    Receive the 2005 financial report                         Mgmt          For                            For

1.3    Receive the Supervisors  review report                    Mgmt          For                            For

2.1    Approve to accept the 2005 financial statements           Mgmt          For                            For

2.2    Approve the dividends distribution  cash dividend         Mgmt          For                            For
       TWD 1.0 per share, stock dividend 60 shares
       per 1,000 shares from retain earnings subject
       to 20% withholding tax

3.1    Approve the regulations governing the loaning             Mgmt          For                            For
       of funds and the making of endorsements and
       guarantees

3.2    Approve to revise the Articles of Incorporation           Mgmt          For                            For

3.3    Approve the capitalization of 2005 stock dividends        Mgmt          For                            For

3.4    Elect 11 Directors and 3 Supervisors                      Mgmt          For                            For

3.5    Approve to release the restriction of non-competition     Mgmt          For                            For
       for the Directors according to Article 209
       of the Company Law

4.     Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FAST RETAILING CO LTD                                                                       Agenda Number:  700801372
--------------------------------------------------------------------------------------------------------------------------
        Security:  J1346E100
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2005
          Ticker:
            ISIN:  JP3802300008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Adoption of Holding Company Structure             Mgmt          For                            For
       and Transfer of Company s       Uniqlo Business
       Operations to Wholly-Owned Subsidiary Sunroad
       Co.

2      Amend Articles to: Expand Business Lines - Abolish        Mgmt          For                            For
       Retirement Bonus System

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FAST RETAILING CO LTD                                                                       Agenda Number:  700834282
--------------------------------------------------------------------------------------------------------------------------
        Security:  J1346E100
    Meeting Type:  AGM
    Meeting Date:  24-Nov-2005
          Ticker:
            ISIN:  JP3802300008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   65, Final
       JY 65, Special JY 0

2      Amend Articles to: Allow Company to Limit Legal           Mgmt          For                            For
       Liability of Independent      Statutory Auditors
       by Contract - Authorize Public Announcements
       in Electronic Format

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For

3.4    Elect Director                                            Mgmt          For                            For

3.5    Elect Director                                            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FOERENINGSSPARBANKEN AB                                                                     Agenda Number:  700905649
--------------------------------------------------------------------------------------------------------------------------
        Security:  W3222Z236
    Meeting Type:  OGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  SE0000242455
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

       PLEASE NOTE THAT IT IS NOT POSSIBLE TO VOTE               Non-Voting    No vote
       ABSTAIN  FOR THE RESOLUTIONS OF THIS MEETING.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN ANNUAL GENERAL MEETING.       Non-Voting    No vote
       THANK YOU.

1.     Opening of the meeting and address by the Chairman,       Mgmt          For                            For
       including  presentation of the work of the
       Board of Directors

2.     Elect Mr. Thage G. Peterson as a Chairman of              Mgmt          For                            For
       the Meeting

3.     Approve the voting list                                   Mgmt          For                            For

4.     Approve the agenda                                        Mgmt          For                            For

5.     Appoint 2 persons to verify the minutes of the            Mgmt          For                            For
       meeting

6.     Approve to determine whether the meeting has              Mgmt          For                            For
       been properly convened

7.A    Receive the annual report of the Board of Directors       Mgmt          For                            For
       and the consolidated accounts for the FY 2005

7.B    Receive the address by the President                      Mgmt          For                            For

7.C    Receive the Auditors  reports for the Bank and            Mgmt          For                            For
       the Group for the FY 2004

8.     Approve the profit and loss account and balance           Mgmt          For                            For
       sheet of the a Bank and the consolidated profit
       and loss account and consolidated balance sheet
       for the FY 2005

9.     Approve the appropriation on the Bank s profit            Mgmt          For                            For
       of dividend SEK 7.50 per share and the proposed
       record date to be 28 APR 2006 with record date,
       the dividend is expected to be paid through
       VPC on 04 MAY 2006

10.    Grant discharge the Board of Directors and the            Mgmt          For                            For
       President from liability for their administration
       during the period covered by the annual report

11.    Approve to determine the number of Directors              Mgmt          For                            For

12.    Approve to determine the fees paid to the Directors       Mgmt          For                            For

13.    Elect the Chairman and the other Directors                Mgmt          For                            For

14.    Approve to determine the fees paid to the Directors       Mgmt          For                            For

15.    Approve the decision on principles for the appointment    Mgmt          For                            For
       of the nomination committee

16.    Amend the Articles 1,3,4,6,7,8,9,10,12 and of             Mgmt          For                            For
       the 13 Bank s Articles of Association

17.    Approve that the Board proposes that the AGM              Mgmt          For                            For
       resolve that the bank, during the period until
       the AGM in 2007, be permitted to acquire its
       own shares through its securities operations
       in accordance with chapter 4 of Section 5 of
       the Securities Operation Act up to a number
       that at any given time does not exceed 2 1/2
       % of the bank s shares outstanding, the price
       of shares acquired in this manner shall correspond
       to the current market price at the time and
       also covers the right for the bank to dispose
       of such acquired shares

18.    Approve that the ForeningsSparbanken AR holds             Mgmt          For                            For
       14,937,531 A shares equivalent to slightly
       more than 2.8% of the total numbers of issued
       shares; Board approve that there is a lack
       of reason for the Bank either to continue to
       hold these shares or to dispose of them, consequently
       Board proposes to reduce the share capital
       by SEK 298,750,620 by cancelling such shares
       without repayment, the amount of the reduction
       will be allocated to funds to be utilised pursuant
       to a resolution by a general meeting of shareholders;
       the Board proposes that the Meeting resolves
       that the Bank s share capital be increased
       by SEK 515,373,412 of which a sum equivalent
       to the reduction in share capital, i.e. SEK
       298,750,620 be transferred from non-restricted
       equity, and SEK 216,622,792 be transferred
       from the Bank;s statutory reserve as shown
       in the last adopted balance sheet, the bonus
       issue will be carried out without any new shares
       being issued; after carrying out the bonus
       issue, the share s quota value will increase
       from SEK 20 to SEK 21, the decision on reduction
       of the share capital shall be conditional upon
       the decision on the bonus issue and vice versa,
       subsequent to the issue, the Bank s share capital
       will amount to SEK10,822,841,652

19.    Authorize the Board, until the AGM in 2006,               Mgmt          For                            For
       to decide to acquire the bank s own shares,
       in addition to what is stated above in item
       17, on 1 or more occasions and to transfer
       all or part of the repurchased shares on 1
       or more occasions primarily as follows: acquisitions
       may only be made through purchase on the Stockholm
       stock exchange (Stockholmsbrsen) and may not
       result in that the banks total holdings of
       its own shares, including shares acquired in
       securities operations in accordance with item
       17, at any given time amounts to more than
       5% of the total number of the shares in the
       bank, the price shall lie within the interval
       between the highest buying rate and the lowest
       selling rate officially quoted for shares in
       the bank at the time of acquisition

20.    Authorize the Board for the period until the              Mgmt          For                            For
       AGM in 2007, on one or more occasions, to decide
       on the raising of loans according to Chapter
       11 Section 11 the Companies act, the authorization
       is a consequence of the new Companies Act.

21.    Approve the principles for compensation and               Mgmt          For                            For
       other employment terms for Senior Executives
       and others: a) the President; b) persons in
       executive management  presently called Group
       Executive Management (GEM) ; c) persons in
       the respective management groups for strategic
       business units, the basis of the salary and
       compensation structure shall be the total annual
       remuneration range for the above-mentioned
       categories,the range is determined annually
       by the Board, after preparation by the Board
       s Compensation Committee, taking into account
       the current market terms to facilitate competitive
       terms in local markets in which the respective
       business units operate, the compensation range
       includes the annual cost of basic salaries,
       benefits, pensions, and bonuses, the cost of
       notice of termination and severance pay including
       social insurance charges and payroll taxes,
       the fixed salary shall accord with market conditions
       and be competitive and additionally, such things
       as responsibility for revenue and costs, the
       degree of difficulty of the position, the competence
       of the individual, skills, experience and performance
       shall be taken into account when establishing
       salary, Bonus shall be limited to a maximum
       outcome, and shall be based on quantitative
       and qualitative goals agreed in advance, decisions
       on any outcome shall be made annually by the
       Board, Pension benefits can be defined benefit
       or defined contribution and shall be vested
       benefits, in addition to the above categories,
       other categories may also be covered by the
       forthcoming remuneration policy, current senior
       executives are covered by already signed agreements

22.    Other business which may come before the meeting          Other         For                            *
       by Law or in accordance with the Articles of
       Associations

23.    Closing of the Meeting                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FOMENTO ECONOMICO MEXICANO, S.A. DE                                                         Agenda Number:  932440009
--------------------------------------------------------------------------------------------------------------------------
        Security:  344419106
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2006
          Ticker:  FMX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      REPORT OF THE BOARD OF DIRECTORS; PRESENTATION            Mgmt          For
       OF THE FINANCIAL STATEMENTS OF FOMENTO ECONOMICO
       MEXICANO, S.A. DE C.V., FOR THE 2005 FISCAL
       YEAR, AND THE REPORT OF THE EXAMINER PURSUANT
       TO ARTICLE 172 OF THE GENERAL LAW OF COMMERCIAL
       COMPANIES ( LEY GENERAL DE SOCIEDADES MERCANTILES
       ) AND THE APPLICABLE PROVISIONS OF THE SECURITIES
       MARKET LAW.

II     APPLICATION OF THE RESULTS FOR THE 2005 FISCAL            Mgmt          For
       YEAR, INCLUDING THE PAYMENT OF A CASH DIVIDEND,
       IN MEXICAN PESOS.

III    PROPOSAL TO DETERMINE THE MAXIMUM AMOUNT TO               Mgmt          For
       BE USED IN THE SHARE REPURCHASE PROGRAM.

IV     ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS             Mgmt          For
       AND EXAMINERS, AND RESOLUTION WITH RESPECT
       TO THEIR REMUNERATION.

V      APPOINTMENT OF COMMITTEES.                                Mgmt          For

VI     APPOINTMENT OF DELEGATES FOR THE SHAREHOLDERS             Mgmt          For
       MEETING.

VII    MINUTES OF THE SHAREHOLDERS  MEETING.                     Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 FOSTER'S GROUP LTD                                                                          Agenda Number:  700806500
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3944W187
    Meeting Type:  AGM
    Meeting Date:  24-Oct-2005
          Ticker:
            ISIN:  AU000000FGL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. F.J. Swan as a Director, who retires         Mgmt          For                            For
       in accordance with the Company s Constitution

2.     Re-elect Mr. G.W. McGregor as a Director, who             Mgmt          For                            For
       retires in accordance with the Company s Constitution

S.3    Approve that, Rule 7.8 of the Constitution of             Mgmt          For                            For
       Foster s Group Limited by shareholders on 28
       MAY 2001 to reinstated in the Constitution

4.     Approve to increase the total amount of the               Mgmt          For                            For
       Directors  fees that may be received by the
       Company s Non-Executive Directors from AUD
       1,200,000 per FY to AUD 1,500,000 per FY, such
       amount to be inclusive of superannuation guarantee
       charge contributions

5.     Approve, subject to the attainment of the relevant        Mgmt          For                            For
       performance standards under the Foster s Long
       Term Incentive Plan (Plan), the acquisition
       of rights in respect of up to a maximum of
       402,800 ordinary shares in the Company in respect
       of the 2005/2006 FY, by Mr. T.L. O Hoy, President
       and Chief Executive Officer of the Company
       under the Plan

6.     Adopt the remuneration report required by Section         Mgmt          For                            For
       300A of the Corporation Act, as contained in
       the Directors  report of the Company, for the
       YE 30 JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 FRANCE TELECOM SA, PARIS                                                                    Agenda Number:  700906728
--------------------------------------------------------------------------------------------------------------------------
        Security:  F4113C103
    Meeting Type:  MIX
    Meeting Date:  21-Apr-2006
          Ticker:
            ISIN:  FR0000133308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action                      *
       ID 295450 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       A Verification Period exists in France. Please            Non-Voting    No Action                      *
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on the Company s By-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.    The following applies to
       Non-Resident Shareowners:

O.1    Receive the statutory financial statements for            Mgmt          No Action
       the FYE 31 DEC 2005, which include the balance
       sheet, the income statement and the notes,
       as well as the transactions reflected in the
       statutory financial statements and summarized
       in the reports; to determine the profit for
       this FY at EUR 5,511,142,538.48; grant final
       discharge to the Members of the Board of Directors
       for the performance of their term of office
       for the said FY

O.2    Receive the report of the Board of Directors              Mgmt          No Action
       as well as the report of the Statutory Auditors
       on the consolidated financial statements and
       approve the consolidated financial statements
       for the FYE 31 DEC 2005, which include the
       consolidated balance sheet and the income statement
       as well as the notes and the transactions reflected
       in the consolidated financial statements and
       summarized in the reports

O.3    Receive the report of the Board of Directors              Mgmt          No Action
       and the report of the Statutory Auditors on
       the statutory financial statements and approve
       to decide, with respect to the FY earnings
       of EUR 5,511,142,538.48, to allocate EUR 273,959,612.82
       to the legal reserve, which will raise the
       amount of this reserve to EUR 1,041,223,918.80;
       acknowledges that the distributable income
       for the FY, after allocation to the legal reserve
       and considering carry forward retained earnings
       account of EUR 4,624,606,242.44 amounts comes
       to EUR 9,861,789,168.10; and to distribute
       a dividend of EUR 1.00 per share to the shareholders
       and to allocate the balance of the distributable
       income to the retained earnings account; the
       dividend will be paid on 10 MAY 2006; authorize
       the Board of Directors to determine, in consideration
       of the number of shares held by the Company
       on the day the dividend is paid, the total
       amount of the dividend, on the understanding
       that the shares held by the Company on the
       date the dividend is paid will not give entitlement
       to a dividend, and consequently the amount
       of the balance of the distributable income
       that will be allocated to the retained earnings
       account; the amount of income thus distributed
       will entitle natural persons fiscally domiciled
       in France to the 40% allowance pursuant to
       3-2 in Article 158 of the General Tax Code
       Code General des Impots

O.4    Acknowledge the special report of the Statutory           Mgmt          No Action
       Auditors concerning the agreements referred
       to in Article L. 225-38 of the French Commercial
       Code, and approve the agreements set forth
       therein

O.5    Receive the report of the Board of Directors              Mgmt          No Action
       and approve to terminate with immediate effect,
       for the unused portion, the authorization granted
       by Resolution 19 in the combined general meeting
       of 22 APR 2005, to purchase the Company s shares;
       authorize the Company to buy its own shares
       up to a maximum of 10% cent of the share capital
       existing on the day of this general meeting,
       under the following conditions: the maximum
       purchase price shall not exceed EUR 40.00 per
       share; Consequently, the maximum amount of
       funds allocated to the Share Repurchase Program
       amounts to EUR 10,412,239,160.00;  Authority
       expires at the end of 18 months ; the acquisitions
       carried out by the Company pursuant to this
       authorization can in no event cause it to hold,
       directly or indirectly, more than 10% of the
       shares comprising the share capital; the number
       of actions acquired by the Company with a view
       to their retention or their subsequent delivery
       in payment or exchange as part of a merger,
       divestment or capital contribution cannot exceed
       5% of its capital; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

E.6    Amend the Article 15 of the Company s By-laws             Mgmt          No Action
       - Board decisions, in order to bring it into
       conformity with the new provisions of Article
       L. 225-37 of the French Commercial Code, as
       amended by Law number 2005-842 of 26 JUL 2005

E.7    Amend the Article 21 of the Company s By-laws             Mgmt          No Action
       - shareholders  meetings, in order to bring
       it into conformity with the new provisions
       of Articles L. 225-96 and L. 225-98 of the
       French Commercial Code, as amended by Law number
       2005-842 of 26 JUL 2005

E.8    Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 31 of the combined general meeting
       on 22 APR 2005; authorize the Board of Directors
       to issue the Company s ordinary shares which
       may be subscribed either in cash or by offsetting
       of debts;  Authority expires at the end of
       18 months ; approve to waive the preferential
       subscription right of shareholders to these
       ordinary shares and to reserve the right to
       subscribe them to holders of stock options
       or shares of Orange S.A. that are beneficiaries
       of a liquidity agreement; the maximum nominal
       amount of the capital increase resulting from
       all issuances effected pursuant to this delegation
       is set at EUR 200,000,000.00; this amount will
       be charged against the maximum set by Resolution
       33 of the combined shareholders  meeting on
       22 APR 2005; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

E.9    Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 32 of the combined general meeting
       on 22 APR 2005; authorize the Board of Directors,
       proceeding with the issuance and free allocation
       of option-based liquidity instruments  ILO
       comprised of bonds exercisable for cash;
       Authority expires at the end of  18 months
       ; and/or for existing ordinary shares and/or
       to be issued by the Company and for which the
       Company s shares shall be fully paid-up, if
       applicable, by offsetting of debts; to waive
       the preferential subscription rights of the
       shareholders for the benefit of holders of
       stock options of Orange S.A. that are beneficiaries
       of a liquidity agreement; the maximum nominal
       amount of the capital increase resulting from
       all the issues that can be carried out pursuant
       to this delegation is set at EUR 10,000,000.00;
       this amount will be charged against the maximum
       set by Resolution 33 of the combined shareholders
       meeting on 22 APR 2005; to take all necessary
       measures and accomplish all necessary formalities

E.10   Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 36 of the combined general meeting
       on 22 APR 2005; authorize the Board of Directors
       to increase the share capital, at its discretion,
       on one or more occasions, through the issuance
       of ordinary shares or securities giving access
       to the Company s ordinary shares existing or
       to be issued, reserved for employees and former
       employees who are Members of the France Telecom
       Group Corporate Savings Plan, including through
       the free allocation of ordinary shares or securities
       giving access to the Company s ordinary shares
       existing or to be issued, specifically by the
       incorporation of reserves, profits or premiums
       up to the legal and regulatory limits; the
       maximum nominal amount of the capital increase
       of France Telecom resulting from all issuances
       effected out pursuant to this delegation is
       set at EUR 1,000,000,000.00;  Authority expires
       at the end of 26 months ; to take all necessary
       measures and accomplish all necessary formalities

E.11   Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 37 of the combined shareholders
       meeting on 22 APR 2005; authorize the Board
       of Directors to cancel, on one or more occasions,
       up to a maximum of 10% of the Company s share
       capital by periods of 24 months, all or part
       of the France Telecom ordinary shares acquired
       as part of the share purchase programs authorized
       in the Resolution O.5, or as part of share
       purchase programs authorized subsequent to
       the date of this Shareholders  Meeting; to
       take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of 18 months

E.12   Authorize the Board of Directors, pursuant to             Mgmt          No Action
       Article L. 225-197-1 et seq. of the French
       Commercial Code, to proceed to the allocation,
       free of charge, of ordinary shares, reserved
       for employees and the Board Members  as defined
       by Article L.225-197-1 II part 1 , or certain
       of them, of the Company or of related companies
       or groups as defined by Article L. 225-197-2
       of the French Commercial Code;  Authority expires
       at the end of 38 months ; the total number
       of ordinary shares granted free of charge pursuant
       to this resolution shall not represent more
       than 1% of the capital of the Company; to take
       all necessary measures and accomplish all necessary
       formalities

E.13   Grant all powers to the bearer of an original,            Mgmt          No Action
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 FRAPORT AG FRANKFURT AIRPORT SERVICES WORLDWIDE, FRANKFURT AM MAIN                          Agenda Number:  700927962
--------------------------------------------------------------------------------------------------------------------------
        Security:  D3856U108
    Meeting Type:  AGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  DE0005773303
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the financial statements and              Non-Voting    No vote
       annual report for the 2005 FY with the report
       of the Supervisory Board, the Group financial
       statements and the Group annual report

2.     Resolution on the appropriation of the distributable      Mgmt          For                            For
       profit of EUR 82,081,062 as follows: payment
       of a dividend of EUR 0.90 per no-par share
       EUR 98,755.20 shall be carried forward ex-dividend
       and payable date: 01 JUN 2006

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            For

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            For

5.     Appoint PwC Deutsche Revision AG, Frankfurt               Mgmt          For                            For
       as the Auditors for the 2006 FY

6.1    Elect Mr. Joerg Hennerkes as Member to the Supervisory    Mgmt          For                            For
       Board

6.2    Elect Mr. Wolfgang Mayrhuber as a Member to               Mgmt          For                            For
       the Supervisory Board

7.     Renewal of the authorization to acquire own               Mgmt          For                            For
       shares the Company shall be authorized to acquire
       own shares of up to 3% of its share capital,
       at prices not deviating more than 10% from
       the market price of the shares, on or before
       30 NOV 2007;the Company shall be authorized
       to use the shares within the scope of the Fraport
       Management Stock Option Plans 2005 and as partial
       remuneration for Members of the Board of Managing
       Directors

8.     Amendments to the Articles of Association in              Mgmt          For                            For
       connection with the Law on Company Integrity
       and the Modernization of the Right to Set Aside
       Resolutions  UMAG  as follows: Section 14(2),
       regarding shareholders' meetings being convened
       at least 30 days before the shareholder deadline
       for registering to attend the meeting Section
       15, regarding the deadline for registering
       to attend the shareholders' meeting being the
       7th day prior to the meeting date and registration
       including proof of shareholding as per the
       21st day prior to the meeting date

9.     Further amendment to the Articles of Association          Mgmt          For                            For
       in connection with the Law on Company Integrity
       and the Modernization of the Right to Set Aside
       Resolutions  UMAG  as follows: Section 16(3)3,
       regarding the Chairman of the shareholders'
       meeting being authorized to limit the time
       for questions and answers at shareholder' meeting




--------------------------------------------------------------------------------------------------------------------------
 FUJI HEAVY INDUSTRIES LTD                                                                   Agenda Number:  700990915
--------------------------------------------------------------------------------------------------------------------------
        Security:  J14406136
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3814800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for Directors and      Auditors, Allow
       Disclosure of Shareholder Meeting Materials
       on the Internet,  Approve Minor Revisions Related
       to the New Commercial Code, Appoint an
       Independent Auditor, Reduce Board Size

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Appoint 1 Supplementary Auditor                           Other         For                            *

6      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors

7      Amend the Compensation to be Received by Directors        Mgmt          For                            *
       and Auditors




--------------------------------------------------------------------------------------------------------------------------
 FUNAI ELECTRIC CO LTD, OSAKA                                                                Agenda Number:  700998391
--------------------------------------------------------------------------------------------------------------------------
        Security:  J16307100
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2006
          Ticker:
            ISIN:  JP3825850005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code

2.1    Appoint a Director                                        Mgmt          For                            *

2.2    Appoint a Director                                        Mgmt          For                            *

2.3    Appoint a Director                                        Mgmt          For                            *

2.4    Appoint a Director                                        Mgmt          For                            *

2.5    Appoint a Director                                        Mgmt          For                            *

2.6    Appoint a Director                                        Mgmt          For                            *

2.7    Appoint a Director                                        Mgmt          For                            *

2.8    Appoint a Director                                        Mgmt          For                            *

2.9    Appoint a Director                                        Mgmt          For                            *

2.10   Appoint a Director                                        Mgmt          For                            *

2.11   Appoint a Director                                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 GALLAHER GROUP PLC, LONDON                                                                  Agenda Number:  700915652
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3708C105
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  GB0003833695
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       accounts for the YE 31 DEC 2005 and the Auditors
       report thereon

2.     Declare a final dividend of 22.9 pence per ordinary       Mgmt          For                            For
       share for the YE 31 DEC 2005 payable on 23
       MAY 2006 to shareholders on the register at
       the close of business on 17 MAR 2006

3.     Approve the Directors  remuneration report contained      Mgmt          For                            For
       in the 2005 annual report and financial statements

4.     Re-elect Mr. John Gildersleeve as a Director              Mgmt          For                            For
       of the Company

5.     Re-elect Sir Graham Hearne as a Director of               Mgmt          For                            For
       the Company

6.     Re-elect Mr. Ronnie Bell as a Director of the             Mgmt          For                            For
       Company

7.     Re-elect Mr. Mark Rolfe as a Director of the              Mgmt          For                            For
       Company

8.     Re-appoint PricewaterhouseCoopers LLp as the              Mgmt          For                            For
       Auditors of the Company for 2006, and authorize
       the Directors to fix the Auditors  remuneration

9.     Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985  the Act , to
       make donations to EU political organizations
       and to incur EU political expenditure  Section
       347A of the Act , up to a maximum aggregate
       amount of GBP 50,000 per annum;  Authority
       expires earlier of the conclusion of the Company
       s AGM to be held in 2007 or 09 AUG 2007

10.    Authorize Gallaher Limited, a wholly-owned subsidiary     Mgmt          For                            For
       of the Company, in accordance with Section
       347D of the Act, to make donations to EU political
       organizations and to incur EU political expenditure
       Section 347A of the Act , up to a maximum
       aggregate amount of GBP 50,000 per annum;
       Authority expires earlier of the conclusion
       of the Company s AGM to be held in 2007 or
       09 AUG 2007

11.    Authorize Austria Tabak GmbH & Co. KG, being              Mgmt          For                            For
       a subsidiary undertaking of the Company which
       is incorporated outside Great Britain, in accordance
       with Section 347E of the Act, to make donations
       to EU political organizations and to incur
       EU political expenditure  Section 347A of the
       Act , up to a maximum aggregate amount of GBP
       50,000 per annum;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2007 or 09 AUG 2007

12.    Authorize the Board, generally and without conditions,    Mgmt          For                            For
       under Section 80 of the Act to allot shares,
       and the rights to shares  which are defined
       in Section 80 as  relevant securities  , up
       to total nominal amount of GBP 21,867,530 or
       218,675,300;  Authority expires earlier of
       the conclusion of the Company s AGM to be held
       in 2007 or 09 AUG 2007 ; and the Board can
       make offers, and enter into agreements, which
       would, or might need relevant securities to
       be allotted after this period

S.13   Authorize the Board under authority given by              Mgmt          For                            For
       Resolution 12 and/or where an allotment constitutes
       an allotment of equity securities by virtue
       of Section 94(3A) of the Act, to allot equity
       securities, entirely paid for in cash, free
       of the restriction in Section 89(1) of the
       Act, the total nominal amount of equity securities
       which can be allotted under this power is GBP
       3,280,130 or 32,801,300;  Authority expires
       earlier of the conclusion of the Company s
       AGM to be held in 2007 or 09 AUG 2007 ; to
       make offers, and enter into agreements, which
       would, or might, need equity securities to
       be allotted after this period;  there is no
       limit an the total nominal amount of equity
       securities which can be allotted under this
       power where the allotment is in connection
       with a rights issue, in all other cases

S.14   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163(3) of the Act  of up to 65,602,600
       ordinary shares of 10 pence each in the capital
       of the Company, at a minimum price of 10 pence
       and amount equal to 105% above the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, for the 5 business days preceding the
       date of purchase;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2007 or 09 AUG 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700891143
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  EGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       08 APR 2006  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Approve to increase the capital by issuing EUR            Mgmt          For                            For
       602,429,955 ordinary shares with a nominal
       value of EUR 1 each, and with issuance premium
       to be fixed by the Board of Directors at the
       time of the capital increase, in conformity
       with Section 159.1.C of the Spanish Limited
       Companies Act, Ley De Sociedades Anonimas,
       the capital increase consideration will be
       non-cash, in the form of Endesa, S.A. shares
       for those holders of Endesa S.A. shares who
       will accept the take over bid made by Gas Natural
       SDG, S.A. the capital increase excludes the
       preferential subscription on right and expressly
       includes the possibility that the increase
       is not fully taken up

2.     Approve to make an application, before the relevant       Mgmt          For                            For
       Spanish and Foreign Bodies, for the newly issued
       shares to be quoted on Madrid, Barcelona, Bilbao
       and Valencia Stock Exchanges, listed in the
       Electronic Stock Market, Mercado Continuo,
       and traded on the New York Stock Exchange through
       ADSS, under the provisions applicable to every
       case

3.     Approve the delegation of powers to the Board             Mgmt          For                            For
       of Directors, under the provisions of Article
       153.1.A of the Spanish Limited Companies Act,
       and with authority to deputy the powers granted
       to it by the meeting, to fix those terms and
       conditions of the capital increase that are
       not set by the general meeting, including,
       but not limited to the issuance premium amount,
       the final specifications of the capital increase
       resulting from the acceptances of the take
       over bid, the amendments of Article 5 and first
       paragraph of Article 6 of the Articles of Association
       that may be needed on the base of the resulting
       corporate capital amount, and the delivery
       and execution of any necessary public instruments
       and private documents in order to put into
       effect the agreed capital increase

4.     Ratify the appointment of the Director                    Mgmt          For                            For

5.     Authorize the Board of Directors to construe,             Mgmt          For                            For
       rectify, complement, implement and develop
       the agreements adopted by the meeting, with
       authority to deputy the powers granted to it
       by the meeting and convert such agreements
       into a public instrument




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700964845
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  OGM
    Meeting Date:  08-Jun-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       09 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED.  THANK YOU.

1.     Receive and approve the annual accounts, balance          Mgmt          For                            For
       sheet, profit and loss account and notes to
       the accounts, as well as the Management report
       of Gas Natural SDG, Sociedad Anonima, and its
       consolidated Group proposed application of
       profits, activities and performance of the
       Board of Directors, all of the foregoing with
       reference to the FYE 31 DEC 2005

2.     Approve to transfer funds from the account maintained     Mgmt          For                            For
       in anticipation of voluntary depreciation,
       as per the Royal Decree 2-1985 dated 30 APR,
       to the voluntary reserve account

3.     Amend Articles 26  about AGM of shareholders,             Mgmt          For                            For
       in order to bring it into line with section
       95.2 of the Spanish Limited Companies Act,
       Ley De Sociedades Anonimas, restated pursuant
       to the Spanish Act 19-2005 dated 14 NOV  and
       28  about AGM notice of shareholders, in order
       to bring it into line with Section 97, Paragraphs
       1 to 4, of the Spanish Limited Companies Act,
       restated pursuant to the Spanish Act 19-2005
       dated 14 NOV  of the Articles of Association

4.     Amend Articles 3  about types of general meetings,        Mgmt          For                            For
       in order to bring it into line with the restated
       Article 26 of the Articles of Association ,
       4  about general meeting notices, in order
       to bring it into line with the restated Articles
       26 and 28 of the Articles of Association  and
       19, about proposals, in order to bring it into
       line with the restated Article 28 of the articles
       of association  of the Articles of Association

5.     Ratify, appoint or re-appoint the Directors               Mgmt          For                            For

6.     Authorize the Board of Directors to issue bonds,          Mgmt          For                            For
       debentures and other similar securities, either
       simple or secured, not convertible into shares,
       of the class and for the amount that the general
       meeting may deem appropriate, in conformity
       with the legal provisions, rendering void for
       the amount not use d the authority granted
       thereto by the general meeting held on 30 APR
       2002

7.     Authorize the Board of Directors the authority            Mgmt          For                            For
       to carry out the derivative acquisition of
       own shares, either directly or via subsidiaries,
       under the terms agreed by the general meeting
       and within the legal limit s and requirements,
       rendering void the authorization granted thereto
       b y the general meeting held on 20 APR 2005

8.     Grant delegate powers to complement, develop,             Mgmt          For                            For
       rectify and execute the resolutions adopted
       by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 GEBERIT AG, JONA                                                                            Agenda Number:  700912721
--------------------------------------------------------------------------------------------------------------------------
        Security:  H2942E108
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CH0008038223
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 297216, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS

1.     Approve the annual report, the financial statements       Mgmt          For                            For
       and the consolidated financial statements for
       2005 and acceptance of the Auditors report
       and the Group Auditors report

2.     Approve the appropriation of earning for distribution     Mgmt          For                            For
       of CHF 25 per share

3.     Approve the actions to the Board of Directors             Mgmt          For                            For

4.1    Re-elect Dr. Robert Heberlein as a Director               Mgmt          For                            For

4.2    Elect Mr. Randolf Hanslin as a Director                   Mgmt          For                            For

4.3    Elect Mr. Hans Hess as a Director                         Mgmt          For                            For

5.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GEDEON RICHTER LTD                                                                          Agenda Number:  700906540
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3124X114
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  HU0000067624
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       THE SAME DATE, 26 APR 2006 AT 16:00. CONSEQUENTLY,
       YOUR VOTING INSTRUCTIONS WILL REMAIN VALID
       FOR ALL CALLS UNLESS THE AGENDA IS AMENDED.
       PLEASE BE ALSO ADVISED THAT YOUR SHARES WILL
       BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING
       IS CANCELLED. THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       on the 2005 business activities of the Company
       and presentation of the annual report prepared
       in accordance with the accounting act

2.     Approve the report of the Auditor                         Mgmt          For                            For

3.     Approve the report of the Supervisory Committee           Mgmt          For                            For

4.     Approve to determine and allocate the 2005 after          Mgmt          For                            For
       tax profit of the Company, declaration of dividends
       for the 2005 business year on the preference
       and common shares

5.     Approve the 2005 annual report of the Company             Mgmt          For                            For
       prepared in accordance with the accounting
       act, including the 2005 balance sheet

6.     Approve the report on the 2005 business activities        Mgmt          For                            For
       of the Richter group and presentation of the
       consolidated report prepared in accordance
       with the IFRS

7.     Approve the report of the Auditor on the consolidated     Mgmt          For                            For
       report

8.     Approve the report of the Supervisory Board               Mgmt          For                            For
       on the consolidated report

9.     Approve the 2005 consolidated report                      Mgmt          For                            For

10.    Authorize the Board of Directors to purchase              Mgmt          For                            For
       own shares of the Company

11.    Approve the applications submitted to the Company         Mgmt          Abstain                        Against
       by the holders of the preference shares for
       the conversion of their respective preference
       shares into common shares

12.    Approve the introduction on the Budapest Stock            Mgmt          For                            For
       Exchange and the Luxembourg Stock Exchange
       of the common shares converted from preference
       shares by request

13.    Amend the Company s Statutes                              Mgmt          Abstain                        Against

14.    Approve the consolidated text of the Company              Mgmt          Abstain                        Against
       s Statutes  including amendments

15.    Elect the Members of the Supervisory Committee            Mgmt          For                            For

16.    Approve the remuneration of the Members of the            Mgmt          Abstain                        Against
       Supervisory Committee

17.    Elect the Members of the Board of Directors               Mgmt          For                            For

18.    Approve the remuneration of the Members of the            Mgmt          Abstain                        Against
       Board of Directors

19.    Elect the Company s Statutory Auditor                     Mgmt          For                            For

20.    Approve the remuneration of the Company s Statutory       Mgmt          Abstain                        Against
       Auditor

21     Miscellaneous                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 GEOX SPA, BIADENE DI MONTEBELLUNA (TV)                                                      Agenda Number:  700901172
--------------------------------------------------------------------------------------------------------------------------
        Security:  T50283109
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  IT0003697080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 APR 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU.

1.     Approve the financial balance sheet and consolidated      Mgmt          For                            For
       balance sheet reports as of 31 DEC 2005, Board
       of Directors report on management s activity
       and Internal and External Auditors  report
       as per Article 153 of the Legislative Decree
       N. 58/98; resolutions related there to

2.     Approve the Chairman s informative report on              Mgmt          For                            For
       the Stock Option Management Plans  trend




--------------------------------------------------------------------------------------------------------------------------
 GESTEVISION TELECINCO S.A.                                                                  Agenda Number:  700889960
--------------------------------------------------------------------------------------------------------------------------
        Security:  E56793107
    Meeting Type:  OGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  ES0152503035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       06 APR 2006.YOUR VOTING INSTRUCTIONS WILL REMAIN
       VALID FOR ALL CALLS UNLESS THE AGENDA IS AMENDED.
       PLEASE BE ALSO ADVISED THAT YOUR SHARES WILL
       BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING
       IS CANCELLED.  THANK YOU

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            For
       profit and loss account and notes to the accounts,
       the management report of the both Gestevision
       Telecoms Company, Sociedad Anonima and its
       consolidated Group, as well as the Company
       management and all the foregoing with reference
       to the YE 31 DEC 2005

2.     Approve the application of 2005 profits                   Mgmt          For                            For

3.     Approve the Company management during the year            Mgmt          For                            For
       2005

4.     Approve to fix yearly remuneration limit to               Mgmt          For                            For
       the Directors

5.     Approve to distribute the Company shares to               Mgmt          For                            For
       the Executive Directors and the management
       team of the Company, as part of their remuneration

6.     Approve to fix the remuneration system for Executive      Mgmt          For                            For
       Directors and the management team of the Company
       and its subsidiaries

7.     Grant the Derivative acquisitive of own shares            Mgmt          For                            For
       by the Company, either directly or via subsidiary
       Companies, under the provisions of Section
       75 and other relevant Sections of the Spanish
       Limited Companies Act, Ley De Sociedades Anonimas,
       rendering void previous resolutions concerning
       this point and including power to allocate
       the brought back shares to remuneration programs

8.     Appoint the Auditors for both Gestevision Telecoms        Mgmt          For                            For
       Company, Sociedad Anonima and its consolidated
       Group

9.     Grant authority to execute, deliver, construe,            Mgmt          For                            For
       rectify and put into effect the resolutions
       adopted, with authority to deputy the powers
       granted to the Board of Directors by the meeting




--------------------------------------------------------------------------------------------------------------------------
 GOLD FIELDS LTD NEW                                                                         Agenda Number:  700816094
--------------------------------------------------------------------------------------------------------------------------
        Security:  S31755101
    Meeting Type:  AGM
    Meeting Date:  17-Nov-2005
          Ticker:
            ISIN:  ZAE000018123
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

o.1    Adopt the consolidated audited annual financial           Mgmt          For                            For
       statements of the Company and its subsidiaries,
       incorporating the Auditors and Directors reports
       for the YE 30 JUN 2005

o.2    Re-elect Dr. A. Grigorian as a Director, who              Mgmt          For                            For
       retires in terms of the Articles of the Association

O.3    Re-elect Mr. S. Stefanovich as a Director, who            Mgmt          For                            For
       retires in terms of the Articles of the Association

O.4    Re-elect Mr. J.M. McMahon as a Director, who              Mgmt          For                            For
       retires in terms of the Articles of the Association

O.5    Re-elect Mr. C.I. Von Christierson as a Director,         Mgmt          For                            For
       who retires in terms of the Articles of the
       Association

O.6    Re-elect Mr. A.J. Wright as a Director, who               Mgmt          For                            For
       retires in terms of the Articles of the Association

O.7    Authorized the Board of Directors, that the               Mgmt          For                            For
       entire authorized but unissued ordinary share
       capital of the Company from time to time  after
       setting aside so many shares as may be required
       to be allotted and issued by the Company in
       terms of any share plan or scheme for the benefit
       of employees and/or Directors  whether executive
       or Non-Executive   be and is hereby placed
       under the control of the Directors of the company
       until the next AGM, in terms of section 221(2)
       of the Companies Act 61 of 1973, as amended
       Companies Act , to allot and issue all or
       part thereof in their discretion, subject to
       the provisions of the Companies Act and the
       Listings Requirements of JSE Limited

O.8    Authorized the Board of Directors, pursuant               Mgmt          Against                        Against
       to the Articles of Association of the Company,
       until the forthcoming AGM of the company  whereupon
       this authority shall lapse unless it is renewed
       at the aforementioned AGM, provided that it
       shall not extend beyond 15 months of the date
       of this meeting , to allot and issue ordinary
       shares for cash subject to the Listings Requirements
       of JSE Limited  JSE  and subject to the Companies
       Act, 61 of 1973, as amended on the following
       basis: (a) the allotment and issue of ordinary
       shares for cash shall be made only to persons
       qualifying as public shareholders as defined
       in the Listings Requirements of JSE and not
       to related parties; (b) the number of ordinary
       shares issued for cash from time to time shall
       not in the aggregate in any one FY of the Company
       exceed 10% of the Company s issued ordinary
       shares, the number of ordinary shares which
       may be issued for cash shall be based on the
       number of ordinary shares in issue at the date
       of the application, less any ordinary shares
       issued by the company during the current FY,
       provided that any ordinary shares to be issued
       for cash pursuant to a rights issue  announced
       and irrevocable and underwritten  or acquisition
       concluded up to the date of application  may
       be in as though they were shares in issue at
       the date of application; (c) the maximum discount
       at which ordinary shares may be issued for
       cash is 10% of the weighted average traded
       price on the JSE of those ordinary shares over
       the 30 days prior to the date that the price
       of the issue is determined or agreed by the
       Directors of the company; (d) after the Company
       has issued shares for cash which represent,
       on a cumulative basis within a FY, 5% or more
       of the number of shares in issue prior to that
       issue, the Company shall publish an announcement
       containing full details of the issue, including
       the effect of the issue on the net asset value
       and earnings per share of the Company; and
       (e) the equity securities which are the subject
       of the issue for cash are of a class already
       in issue, in terms of the listings requirements
       of the JSE, a 75% majority is required of votes
       cast by the shareholders present or represented
       by proxy at the general meeting convened to
       approve the above resolution regarding the
       waiver of pre-emptive rights

O.9    Adopt the deed embodying The Gold Fields Limited          Mgmt          Abstain                        Against
       2005 Share Plan, a copy of which has been signed
       by the Chairman for identification purposes
       and tabled at the AGM convened to consider,
       inter alia, this resolution

O.10   Authorized the Board of Directors, subject to             Mgmt          Abstain                        Against
       the passing of ordinary Resolution 9 proposed
       at the AGM at which this ordinary resolution
       is to be considered, so many of the total unissued
       ordinary shares in the capital of the Company
       as do not, together with those placed under
       the control of the Directors pursuant to ordinary
       Resolution number 11 and ordinary Resolution
       number 12, exceed 5% of the total unissued
       ordinary shares in the capital of the company,
       in terms of section 221(2) of the Companies
       Act 61 of 1973, as amended, to allot and issue
       all or any of such shares, in accordance with
       the terms and conditions of The Gold Fields
       Limited 2005 Share Plan, as same may be amended
       from time to time

O.11   Authorized the Board of Directors, so that the            Mgmt          Abstain                        Against
       total unissued ordinary shares in the capital
       of the company as do not, together with those
       placed under the control of the Directors pursuant
       to ordinary Resolution number 10 and ordinary
       Resolution number 12, exceed 5% of the total
       unissued ordinary shares in the capital of
       the Company, in terms of section 221(2) of
       the Companies Act 61 of 1973, as amended, to
       allot and issue all and any of such shares
       in accordance with the terms and conditions
       of The GF Management Incentive Scheme, as same
       has been or may be amended from time to time

O.12   Approve that the following current and retiring           Mgmt          Abstain                        Against
       Non-Executive Directors are awarded rights
       to the following numbers of shares in terms
       of The Gold Fields Limited 2005 Non-Executive
       Share Plan as specified and authorized the
       Board of Directors, so that many unissued ordinary
       shares in the capital of the company as are
       necessary to allot and issue the shares in
       respect of which rights have been awarded to
       current and retiring Non-Executive Directors
       under this ordinary Resolution number 12, in
       terms of section 221(2) of the Companies Act
       61 of 1973, as amended, to allot and issue
       all and any of such shares, in accordance with
       the terms and conditions of The Gold Fields
       Limited 2005 Non-Executive Share Plan, as same
       may be amended from time to time

O.13   Approve the annual retainer for the Chairman              Mgmt          For                            For
       of the Audit Committee be increased from ZAR
       80,000 to ZAR 112,000 with effect from 01 JAN
       2005

s.1    Authorized the Company or any subsidiary of               Mgmt          For                            For
       the company by way of general approval, to
       from time to time acquire ordinary shares in
       the share capital of the company in accordance
       with the Companies Act, 61 of 1973 and the
       JSE Listings Requirements provided that: (i)
       the number of ordinary shares acquired in any
       one FY shall not exceed 20% of the ordinary
       shares in issue at the date on which this resolution
       is passed; (ii) this authority shall lapse
       on the earlier of the date of the next AGM
       of the Company or the date 15 months after
       the date on which this resolution is passed;
       (iii) the repurchase must be effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counter party; (iv) the Company only appoints
       one agent to effect any repurchases on its
       behalf; (v) the price paid per ordinary share
       may not be greater than 10% above the weighted
       average of the market value of the ordinary
       shares for the 5 business days immediately
       preceding the date on which a purchase is made;
       (vi) the number of shares purchased by subsidiaries
       of the company shall not exceed 10% in the
       aggregate of the number of issued shares in
       the company at the relevant times; (vii) the
       repurchase of shares by the company or its
       subsidiaries may not be effected during a prohibited
       period, as defined in the JSE Listing Requirements;
       (viii) after a repurchase the company will
       continue to comply with all the JSE Listings
       Requirements concerning shareholder spread
       requirements; (ix) an announcement containing
       full details of such acquisitions of shares
       will be published as soon as the company and/or
       its subsidiaries have acquired shares constituting,
       on a cumulative basis 3% of the number of shares
       in issue at the date of the general meeting
       at which this special resolution is considered
       and if approved, passed, and for each 3% in
       aggregate of the initial number acquired thereafter

s.2    Adopt the document embodying The Gold Fields              Mgmt          Abstain                        Against
       Limited 2005 Non-Executive Share Plan  the
       Non-Exec Plan , and authorized the Board of
       Directors, the rights to acquire shares given
       to the Non-Executive Directors of the company
       in accordance with the provisions of the Non-Exec
       Plan, in terms of Section 223 of the Companies
       Act, 61 of 1973, as amended




--------------------------------------------------------------------------------------------------------------------------
 GOLDCORP INC NEW                                                                            Agenda Number:  700914662
--------------------------------------------------------------------------------------------------------------------------
        Security:  380956409
    Meeting Type:  SGM
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  CA3809564097
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.a    Authorize the Directors to determine the number           Mgmt          For                            For
       of Directors of the Company within the minimum
       number set forth in the Articles and the number
       of Directors of the Company to be elected at
       the AGM shareholders of the Company, as specified

B.1    Elect Mr. David R. Beatty as a Director                   Mgmt          For                            For

B.2    Elect Mr. John P. Bell as a Director                      Mgmt          For                            For

B.3    Elect Mr. Lawrence I. Bell as a Director                  Mgmt          For                            For

B.4    Elect Mr. Bev Briscoe  as a Director                      Mgmt          For                            For

B.5    Elect Mr. Douglas M. Holtby as a Director                 Mgmt          For                            For

B.6    Elect Mr. Antonio Madero as a Director                    Mgmt          For                            For

B.7    Elect Mr. Donald R.M. Quick as a Director                 Mgmt          For                            For

B.8    Elect Mr. Michael L. Stein as a Director                  Mgmt          For                            For

B.9    Elect Mr. Ian W. Telfer as a Director                     Mgmt          For                            For

c.     Appoint Deloitte & Touche LLP, Chartered Accountants,     Mgmt          For                            For
       as the Auditors and authorize the Directors
       to fix their remuneration

d.     Approve the resolution confirming a new general           Mgmt          For                            For
       By-Law Number 2 for the Company, as specified

E.     Approve the issuance of up to 8,681,890 additional        Mgmt          For                            For
       common share purchase warrants of the Company
       upon the early exercise of five series of outstanding
       listed common share purchase warrants of the
       Company, as specified




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700800166
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  28-Sep-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend: (1) Article 1 regarding Establishment-Company      Mgmt          For                            For
       s name; (2) Article 11 regarding Management;
       (3) Article 12 regarding Composition and tenure
       of the Board; (4) Article 13 regarding Board
       of Director s Constitution; (5) Article 16
       regarding Quorum-Majority representation of
       Members; (6) Article 31 regarding usual quorum
       and majority of general meeting; (7) Article
       49 regarding application of Codified Law 2190/1920;
       (8) Article 52 regarding trade mark of OPAP
       SA; (9) Article 53 regarding Subordinate BoD;
       (9) Article 54 regarding Auditors for the first
       FY; (10) Article 55 regarding interim responsibilities
       of the Managing Director; (11) Article 56 regarding
       authorization

2.     Elect the Board of Directors Members according            Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Article 14
       of the Law 3336/2005

3.     Elect Independent Non Executive Members of the            Mgmt          For                            For
       Board of Directors according to the Law 3016/2002

4.     Amend the Company s Managing Director contract            Mgmt          Abstain                        Against

5.     Approve the re-adjustment of the Company s Sponsorship    Mgmt          Abstain                        Against
       Programme for the FY 2005 and preapproval of
       the same for the FY 2006

6.     Miscellaneous and announcements                           Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700812399
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  25-Oct-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles 1, 11, 12, 13, 16, 31, 49,             Mgmt          Abstain                        Against
       52, 53, 54, 55 and 56 of Company s Statute

2.     Elect the Board of Director s Members according           Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Articles 14
       of the law 3336/2005

3.     Elect the Independent Non-Executive Members               Mgmt          For                            For
       of the Board of Director according to the law
       3016/2002

4.     Amend the Company s collaboration contract of             Mgmt          Abstain                        Against
       the Company s Managing Director

5.     Approve to modify the Company s sponsorship               Mgmt          Abstain                        Against
       programme for the FY 2005 and initial approval
       of the same for the FYE 2006

6.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700826893
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles 1, 11, 12, 13, 16, 31, 49,             Mgmt          Abstain                        Against
       52, 53, 54, 55 and 56 of Company s Statute
       as specified

2.     Elect the Board of Director s Members according           Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Articles 14
       of the Law 3336/2005

3.     Elect the Independent Non-Executive Members               Mgmt          For                            For
       of the Board of Director according to the Law
       3016/2002

4.     Amend the Company s Collaboration Contract of             Mgmt          Abstain                        Against
       the Company s Managing Director

5.     Approve to modify the Company s sponsorship               Mgmt          Abstain                        Against
       programme for the FY 2005 and initial approval
       of the same for the FYE 2006

6.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700959351
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  OGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements for the FY               Mgmt          No Action
       2005, the reports of the Board of Directors
       and the Auditors

2.     Approve the profit appropriation                          Mgmt          No Action

3.     Approve the exemption of the Board of Directors           Mgmt          No Action
       Members and the Auditors from any liability
       for indemnity for the FY 2005

4.     Elect the Certified Auditors, 2 Regular and               Mgmt          No Action
       2 Substitute for FY 2006 and approve their
       fees

5.     Approve the Board of Director s Chairman and              Mgmt          No Action
       the Managing Directors monthly remuneration,
       productivity bonus and representation expenses,
       and the Board of Directors Members and the
       Secretary s remuneration for FY 2006

6.     Approve the participation of the Members of               Mgmt          No Action
       the Board of Directors in Committees and their
       fees for the 7th FY  01 JAN 2006 to 31 DEC
       2006

7.     Amend the Articles 1, 14, 39, 49, 51 and 53               Mgmt          No Action
       of the Company s Articles of Association as
       specified

8.     Various announcements                                     Other         No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 GROUPE DANONE, PARIS                                                                        Agenda Number:  700894846
--------------------------------------------------------------------------------------------------------------------------
        Security:  F12033134
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  FR0000120644
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE MEETING DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

O.1    Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE 31 DEC 2005

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the statutory Auditors, and approve the
       consolidated financial statements for the said
       FY in the form presented to the meeting

O.3    Acknowledge the earnings for the FY 2005 amount           Mgmt          For                            For
       to EUR 809,932,308.20 retained earnings for
       the FY amount to EUR 1,360,276,241.26 an available
       amount for distribution of EUR 2,170,208,549.46
       to be appropriated as follows: dividend: EUR
       449,199,823.00 retained earnings: EUR 1,721,008,726.46
       the shareholders will receive a net dividend
       of EUR 1.70 per share, and will entitle to
       the 40% allowance provided by the French tax
       code, this dividend will be paid on 10 MAY
       2006 the amount of the dividend on self-held
       shares will be allocated to the retained earnings
       account as required by law, it is reminded
       that, for the last three FY the dividends paid
       per share, were as follows: EUR 1.15 for FY
       2002 with a tax credit of EUR 0.575 EUR 1.225
       for FY 2003 with a tax credit of EUR 0.6125
       EUR 1.35 for FY 2004

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Articles l-225-38 ET
       sequence of the French Commercial Code, and
       approve the said report and the agreements
       referred to therein

O.5    Approve to renew the appointment of Mr. Richard           Mgmt          For                            For
       Goblet D Alviella as a Director, for a 3 year
       period

O.6    Approve to renew the appointment of Mr. Christian         Mgmt          For                            For
       Laubie as a Director, for a 3 year period

O.7    Approve to renew the appointment of Mr. Jean              Mgmt          For                            For
       Laurent as a Director, for a 3 year period

O.8    Approve to renew the appointment of Mr. Hakan             Mgmt          For                            For
       Mogren as a Director, for a 3 year period

O.9    Approve to renews the appointment of Mr. Benoit           Mgmt          For                            For
       Potier as a Director, for a 3 year period

O.10   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to sell, keep or transfer the
       Company shares on the stock market, pursuant
       to a share repurchase program, in accordance
       with the French Commercial Code and subject
       to the following conditions: maximum purchase
       price: EUR 120.00; maximum number of shares
       to be acquired: 18,000,000 shares; and total
       funds invested in the share buyback: EUR 2,16,000,000.00;
       Authority expires at the end of 18 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.11   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to proceed, in France or abroad,
       with issuing ordinary bonds or similar fixed-term
       or unfixed-term subordinated securities, of
       maximum nominal amount of EUR 4,000,000,000.00;
       Authority expires at the end of 5 years ;
       and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.12   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to increase the share capital,
       on one or more occasions, by issuing ordinary
       shares or securities, not exceeding a nominal
       amount of EUR 3,000,000.00, giving access to
       the Company ordinary shares in favour of employees
       of the Company, who are members of a Company
       s savings plan and Companies in which Groupe
       Danone, holds at least 10% of the capital or
       the voting rights;  Authority expires at the
       end of 26 months ; and authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.13   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of the
       meeting to accomplish all filings, publications
       and other formalities prescribed by law

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 H D F C BANK LTD                                                                            Agenda Number:  700969213
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3119P117
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  INE040A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2006 and profit and loss account
       for the YE on that date and reports of the
       Directors and the Auditors

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Re-appoint Mr. Keki Mistry as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mrs. Renu Kamad as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Appoint, subject to the approval of the Reserve           Mgmt          For                            For
       Bank of India, M/s. Haribhakti & Co., Chartered
       Accountants, in respect of whom the Bank has
       received a special notice pursuant to Section
       225 of the Companies Act, 1956 to hold the
       office from conclusion of this meeting till
       the conclusion of the next AGM and the remuneration
       to be fixed by the Audit and Compliance Committee
       of the Board of best interest of the Bank,
       for the purpose of audit of the Bank s accounts
       at its Head Office and all of its Branch Offices

S.6    Re-appoint, pursuant to the applicable provisions         Mgmt          For                            For
       of the Companies Act, 1956, Section 35-B and
       other applicable provisions, if any, of the
       Banking Regulation Act, 1949 and subject to
       the approvals, as may be necessary from the
       Reserve Bank of India and other concerned authorities
       or bodies and subject to the conditions as
       may be prescribed by any of them while granting
       such approvals, the approval of the Members
       of the Bank, Mr. Aditya Puri as Managing Director
       for a period of 3 years with effect from 01
       APR 2007 and the revision in the remuneration
       and perquisites of Mr. Puri as specified and
       in case of absence or inadequancy of profit
       in any FY, the aforesaid remuneration and perquisites
       shall be paid to Mr. Puri as minimum remuneration;
       and if the services of Mr. Puri are terminated
       by the Bank without any default/breach on the
       part of Mr. Puri, he shall be entitled to receive
       as termination allowances an amount equal to
       the salary, perquisites and benefits that he
       would have otherwise received for the remainder
       of his tenure, has the said services not been
       terminated; and authorize the Board to do all
       such acts, deeds, matters and things and to
       execute any agreements, documents or instructions
       as may be required to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 HANA FINANCIAL GROUP INC                                                                    Agenda Number:  700877004
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29975102
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2006
          Ticker:
            ISIN:  KR7086790003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 65th financial statement  balance             Mgmt          For                            For
       sheet and income statement

2.     Approve the 65th statement of retained earning            Mgmt          For                            For

3.     Amend the Articles of Incorporation                       Mgmt          For                            For

4.     Amend the conditions on Stock Purchase Option             Mgmt          For                            For

5.1    Elect the Directors                                       Mgmt          For                            For

5.2    Elect the External Directors who will be the              Mgmt          For                            For
       Members of the Audit Committee

6.     Approve the remuneration and bonus limit for              Mgmt          For                            For
       the Directors




--------------------------------------------------------------------------------------------------------------------------
 HARMONY GOLD MINING CO LTD                                                                  Agenda Number:  700808972
--------------------------------------------------------------------------------------------------------------------------
        Security:  S34320101
    Meeting Type:  AGM
    Meeting Date:  04-Nov-2005
          Ticker:
            ISIN:  ZAE000015228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited financial statements of the             Mgmt          For                            For
       Company for the YE 30 JUN 2005, including the
       reports of the Directors and Auditors

2.     Approve to fix the remuneration of the Directors          Mgmt          For                            For

3.     Elect Mr. J.A. Chissano as a Director in terms            Mgmt          For                            For
       of the Company s Article of Association

4.     Re-elect Mr. Frank Abbott, Mr. Patrice Motsepe            Mgmt          For                            For
       and Mr. Cedric M.A. Savage as the Directors
       in terms of Harmony s Articles of Association

5.S.1  Approve, that the Company may, as a general               Mgmt          For                            For
       approval in terms of Section 85 (2) of the
       Companies Act, 1973 (Act 61 of 1973), as amended,
       acquire, from time to time, such number of
       its securities at such price or prices and
       on such other terms and conditions as the Directors
       may from time to time determine, but subject
       to the requirements from time to time of any
       stock exchange upon which the Company s securities
       may be quoted or listed and to the following
       requirements of the JSE Limited OSE): the repurchase
       of securities shall be effected through the
       order book operated by the JSE trading system
       and done without any prior understanding or
       arrangement between the Company and the counter
       party; the repurchase of securities must be
       authorized by the Company s Articles of Association;
       repurchases may not be made at a price more
       than 10% above the weighted average of the
       market value for the securities for the five
       business days immediately preceding the date
       on which the transaction is effected; at any
       point in time, the Company may only appoint
       one agent to effect any repurchase(s) on the
       Company s behalf; the Company may only undertake
       a repurchase of the securities if, after such
       repurchase, it still complies with the Listings
       Requirements of the JSE concerning shareholder
       spread requirements; and the Company or its
       subsidiaries may not repurchase the Company
       s shares during a prohibited period, as defined
       in the Listings Requirements of the JSE;  Authority
       expires the earlier of the conclusion of the
       next AGM or for 15 months from the date

6.O1   Amend, subject to the approval of the JSE and             Mgmt          Abstain                        Against
       the Directors of the Company, the Harmony (2003)
       Share Option Scheme (approved by shareholders
       on 14 NOV 2003) be amended by the deletion
       of Clause 3.2 and the substitution thereof
       by new clause

7.O2   Authorize the Directors of the Company to allot           Mgmt          For                            For
       and issue, after providing for the requirements
       of the Harmony (1994) Share Option Scheme,
       the Harmony (2001) Share Option Scheme and
       the Harmony (2003) Share Option Scheme, 10%
       of the remaining unissued securities in the
       capital of the Company, being 80,665,881 ordinary
       shares of 50 cents each as at 01 SEP 2005,
       at such time or times to such person or persons;
       or Bodies Corporate upon such terms and conditions
       as the Directors may from time to time at their
       sole discretion determine, subject to the provisions
       of the Companies Act, 1973 (Act 61 of 1973),
       as amended, and the Listings Requirements of
       JSE Limited

8.O3   Authorize the Directors of the Company to allot           Mgmt          Against                        Against
       and issue equity securities including the grant
       or issue of options or securities that are
       convertible into an existing class of equity
       securities for cash (or the extinction of a
       liability, o or commitment, restraint(s), of
       expenses) on such terms a as the directors
       may from time to time at their sole discretion
       deem fit, as and when suitable o arise therefore,
       but subject t requirements of the JSE: the
       equity securities which are the subject of
       the issue for cash must be of a class already
       in issue, or re this is not the case, must
       be limited to such securities or rights that
       are convertible into a class in issue; the
       equity securities must be issued to public
       shareholders, as defined Listings Requirements
       of the JSE, and not to related parties; equity
       securities which are the subject of general
       issues for cash: i) in the aggregate, in any
       one FY, may not exceed 15% of the relevant
       number of equity securities in issue of that
       class (for purposes of determining the securities
       comprising the 15% number in any one year,
       account must be taken of the dilution effect,
       in the year of issue of options/convertible
       securities, by including the number of any
       equity securities which may be issued in future
       arising out of the issue of such options/convertible
       securities); ii) of a particular class, will
       be aggregated with any securities that are
       compulsorily convertible into securities of
       that class, and, in the case of the issue of
       compulsorily convertible securities, aggregated
       with the securities of that class into which
       they are compulsorily convertible; iii) as
       regards the number of securities which may
       be issued (the 15% number), shall be based
       on the number of securities of that class in
       issue added to those that may be issued in
       future (arising from the conversion of options/convertible securities), at the date of such application:
       1) less any securities of the class issued,
       or to be issued in future arising from options/
       convertible securities issued, during the current
       financial year; 2) plus any securities of that
       class to be issued pursuant to: (aa)a rights
       issue which has been announced, is irrevocable
       and is fully underwritten; or (bb)an acquisition
       which has had final terms announced may be
       induced, as though they were securities in
       issue as at the date of application; d) the
       maximum discount at which equity securities
       may be issued is 10% of the weighted average
       traded price of such securities measured over
       the 30 business days prior to the date that
       the price of the issue is determined or agreed
       by the Directors of the Company; the JSE will
       be consulted for a ruling if the Company s
       securities have not traded in such 30 business
       day period; the Company will only transact
       in derivative transactions relating to the
       repurchase of securities if, with regard to
       the price of the derivative: i) the strike
       price of any put option written by the Company
       less the. value of the premium received by
       the Company for that put option may not be
       greater than the fair value of a forward agreement
       based on a spot price not greater than 10%
       above the weighted average of the market value
       for the securities for the five business days
       immediately preceding the date on which the
       transaction is effected; ii) the strike price
       of any call option may be greater than 10%
       above the weighted average of the market value
       for the securities for the five business days
       immediately preceding the date on which the
       transaction is effected at the time of entering
       into the derivative agreement, but the company
       may exercise the call option if it is more
       than 10% out of the money iii) the strike price
       of the forward agreement may be greater than
       10% above the weighted average of the market
       value for the securities for the five business
       days immediately preceding the date on which
       the transaction is effected but limited to
       the fair value of a forward agreement calculated
       from a spot price not greater than 10% above
       the weighted average of the market value for
       the securities for the five business days immediately
       preceding the date on which the transaction
       is effected




--------------------------------------------------------------------------------------------------------------------------
 HBOS PLC                                                                                    Agenda Number:  700895610
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4364D106
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  GB0030587504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Report and Accounts                           Mgmt          For                            For

2.     Approve the Report on Remuneration policy and             Mgmt          For                            For
       practice

3.     Declare the final dividend of 24.35 pence per             Mgmt          For                            For
       share

4.     Elect Mr. Peter Cummings as a Director                    Mgmt          For                            For

5.     Elect Ms. Karen Jones as a Director                       Mgmt          For                            For

6.     Re- elect Mr. Andy Hornby as a Director                   Mgmt          For                            For

7.     Re- elect Mr. Phil Hodkinson as a Director                Mgmt          For                            For

8.     Re- elect Sir Ronald Garrick as a Director                Mgmt          For                            For

9.     Re- elect Ms. Coline McConville as a Director             Mgmt          For                            For

10.    Re-appoint KPMG Audit Plc as the Auditors and             Mgmt          For                            For
       authorize the Board to determine their remuneration

11.    Approve to increase the authorized preference             Mgmt          For                            For
       share capital to GBP 4,685,000,000, EUR 3,000,000,000,
       USD 5,000,000,000, AUS 1,000,000,000 and CAN
       1,000,000,000 by the creation of preference
       shares

12.    Approve the issue of ordinary shares with pre-emption     Mgmt          For                            For
       rights up to aggregate nominal amount of GBP
       319,304,642 issue of preference shares with
       pre-emption rights up to GBP 3,126,852,845,
       EUD 3,000,000,000, USD 4,498,500,000 AUS 1,000,000,000
       and CAN 1,000,000

S.13   Approve to authorize the issue of equity or               Mgmt          For                            For
       equity-linked securities without pre-emptive
       rights up to aggregate nominal amount of GBP
       47,895,696

S.14   Approve to authorize GBP 383,103,366 of ordinary          Mgmt          For                            For
       shares for market purchase

15.    Approve the EU Political Organization Donations           Mgmt          For                            For
       and Incur EU political Expenditure up to GBP
       100,000

16.    Approve and adopt the rules of The HBOS plc               Mgmt          For                            For
       Extended Short Term Incentive Plan

S.17   Amend Articles of Association regarding rights            Mgmt          For                            For
       of preference shares, Board composition, dividend
       payments and the Directors idemnities

S.18   Amend the Memorandum of Association                       Mgmt          For                            For

S.19   Approve further amendments to the Articles of             Mgmt          For                            For
       Association regarding preference shares




--------------------------------------------------------------------------------------------------------------------------
 HIGH TECH COMPUTER CORP                                                                     Agenda Number:  700903001
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3194T109
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  TW0002498003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 288982 DUE TO REVISED RESOLUTIONS. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU

A.1    Receive the report on 2005 business operations            Mgmt          For                            For

A.2    Receive the 2005 audited reports                          Mgmt          For                            For

A.3    Receive the status of investment in People s              Mgmt          For                            For
       Republic of China

A.4    Receive the status of the staff bonus                     Mgmt          For                            For

B.1    Approve the 2005 financial statements                     Mgmt          For                            For

B.2    Approve the 2005 profit distribution - proposed           Mgmt          For                            For
       cash dividend: TWD 14 per share

B.3    Approve to issue new shares from the retained             Mgmt          For                            For
       earnings and staff bonus - proposed stock dividend:
       200 for 1,000 shares held

B.4    Approve the capital injection by issuing new              Mgmt          For                            For
       shares to participate the issuance of the Global
       Depository receipt  GDR

B.5    Amend the Articles of Incorporation                       Mgmt          For                            For

B.6    Approve the revision to the procedures of funds           Mgmt          For                            For
       lending to third parties

B.7    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.8    Approve the revision to the trading procedures            Mgmt          For                            For
       of derivative products

B.9    Approve the revision to the election rules of             Mgmt          For                            For
       the Directors and the Supervisors

B.10   Other issues and extraordinary motions                    Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700776012
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  CRT
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Scheme of Amalgamation to be made               Mgmt          For                            For
       between Lever India Exports Limited, Lipton
       India Exports Limited, Merryweather Food Products
       Limited, TOC Disinfectants Limited, International
       Fisheries Limited and Hindustan Lever Limited,
       the Applicant Company for transfer of the undertakings
       of Lever India Exports Limited, Lipton India
       Exports Limited, Merryweather Food Products
       Limited, TOC Disinfectants Limited and International
       Fisheries Limited to the Applicant, as specified




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700776226
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A COURT MEETING.THANK            Non-Voting    No vote
       YOU.

1.     Approve the Scheme of arrangement proposed to             Mgmt          For                            For
       be made between Hindustan Lever Limited the
       Applicant Company, Tea Estates India Limited,
       the  Resulting Company, and their respective
       shareholders and creditors for the demerger
       and transfer of TEA Division of the Applicant
       Company located in the state of Tamil Nadu
       to Tea Estates India Limited




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700776252
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  CRT
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Scheme of Arrangement to be made              Mgmt          For                            For
       between Hindustan Lever Limited, the Applicant
       Company, Doom Dooma Tea Company Limited, the
       resulting Company, and their respective shareholders
       and the creditors for the Demerger and the
       transfer of the TEA Division of the Applicant
       Company located in the State of Assam to Doom
       Dooma Tea Company Limited




--------------------------------------------------------------------------------------------------------------------------
 HIROSE ELECTRIC CO LTD                                                                      Agenda Number:  701006834
--------------------------------------------------------------------------------------------------------------------------
        Security:  J19782101
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3799000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for All Directors and Auditors, Allow
       Company to Repurchase its Own Shares, Allow
       Disclosure of     Shareholder Meeting Materials
       on the Internet, Approve Minor Revisions
       Related to the New Commercial Code

3      Approve Final Payment Associated with Abolition           Other         For                            *
       of Retirement Benefit System  for Directors
       and Auditors

4      Amend the Compensation to be Received by Corporate        Mgmt          For                            *
       Officers




--------------------------------------------------------------------------------------------------------------------------
 HOLCIM LTD (EX.HOLDERBANK FINANCIERE GLARUS AG), JONA                                       Agenda Number:  700945302
--------------------------------------------------------------------------------------------------------------------------
        Security:  H36940130
    Meeting Type:  OGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  CH0012214059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 307096, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statements and consolidated financial statements,
       Statutory Auditors and Group Auditors reports

2.     Grant discharge of the Members of the Board               Mgmt          For                            For
       of Directors

3.     Approve the appropriation of the balance profit           Mgmt          For                            For
       and to determine the dividend and time of payment;
       CHF 1.65 per share

4.     Approve the creation of CHF 41.8 million pool             Mgmt          For                            For
       of capital with preemptive rights

5.1.1  Re-elect Dr. H.C. Thomas Schmidheiny as a  Member         Mgmt          For                            For
       of the Board of Directors

5.1.2  Re-elect Dr. H.C. Wolfgang Schuerer as a  Member          Mgmt          For                            For
       of the Board of Directors

5.1.3  Re-elect Dr. Dieter Spaelti as a  Member of               Mgmt          For                            For
       the Board of Directors

5.2.1  Elect Mr. Lord Fowler as a Member of the Board            Mgmt          For                            For
       of Directors

5.2.2  Elect Mr. Adrian Loader as a Member of the Board          Mgmt          For                            For
       of Directors

5.3    Ratify Ernst & Young as the Auditors                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HON HAI PRECISION IND LTD                                                                   Agenda Number:  700942495
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36861105
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  TW0002317005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

a.1    Receive the 2005 business operations                      Mgmt          For                            For

A.2    Receive the 2005 audited reports                          Mgmt          For                            For

A.3    Approve the indirect investment in People s               Mgmt          For                            For
       Republic of China

A.4    Other Presentations                                       Other         For                            *

B.1.1  Approve the 2005 financial statements                     Mgmt          For                            For

B.1.2  Approve the 2005 profit distribution; cash dividend:      Mgmt          For                            For
       TWD 3 per share

B.1.3  Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; stock dividend: 200 for 1,000 shares
       held

B.1.4  Approve the capital injection to issue global             Mgmt          For                            For
       depositary receipt

B.2.1  Approve to revise the procedures of endorsements          Mgmt          Abstain                        Against
       and guarantees

B.2.2  Approve to revise the procedures of funds lending         Mgmt          Abstain                        Against
       to third parties

B.2.3  Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

B.3    Other proposals and extraordinary motions                 Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 HONDA MOTOR CO., LTD.                                                                       Agenda Number:  932549720
--------------------------------------------------------------------------------------------------------------------------
        Security:  438128308
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2006
          Ticker:  HMC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF PROPOSAL FOR APPROPRIATION OF RETAINED        Mgmt          For                            For
       EARNINGS FOR THE 82ND FISCAL YEAR.

02     PARTIAL AMENDMENTS TO THE ARTICLES OF INCORPORATION.      Mgmt          For                            For

03     DIRECTOR
       TAKEO FUKUI                                               Mgmt          For                            For
       SATOSHI AOKI                                              Mgmt          For                            For
       MINORU HARADA                                             Mgmt          For                            For
       MOTOATSU SHIRAISHI                                        Mgmt          For                            For
       SATOSHI DOBASHI                                           Mgmt          For                            For
       ATSUYOSHI HYOGO                                           Mgmt          For                            For
       SATOSHI TOSHIDA                                           Mgmt          For                            For
       KOKI HIRASHIMA                                            Mgmt          For                            For
       KOICHI KONDO                                              Mgmt          For                            For
       TORU ONDA                                                 Mgmt          For                            For
       AKIRA TAKANO                                              Mgmt          For                            For
       MIKIO YOSHIMI                                             Mgmt          For                            For
       SHIGERU TAKAGI                                            Mgmt          For                            For
       HIROSHI KURODA                                            Mgmt          For                            For
       SATORU KISHI                                              Mgmt          For                            For
       KENSAKU HOGEN                                             Mgmt          For                            For
       HIROYUKI YOSHINO                                          Mgmt          For                            For
       TETSUO IWAMURA                                            Mgmt          For                            For
       TATSUHIRO OYAMA                                           Mgmt          For                            For
       FUMIHIKO IKE                                              Mgmt          For                            For

04     PAYMENT OF BONUS TO DIRECTORS AND CORPORATE               Mgmt          For                            For
       AUDITORS FOR THE 82ND FISCAL YEAR.

05     PRESENTATION OF RETIREMENT ALLOWANCE TO RETIRING          Mgmt          Abstain                        Against
       DIRECTOR FOR HIS RESPECTIVE SERVICES.




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG & CHINA GAS CO LTD                                                                Agenda Number:  700951139
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33370100
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  HK0003000038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statement of accounts             Mgmt          For                            For
       for the YE 31 DEC 2005 and the reports of the
       Directors and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.I    Re-elect Dr. Lee Shau Kee as a Director                   Mgmt          For                            For

3.II   Re-elect Mr. Liu Lit Man as a Director                    Mgmt          For                            For

3.III  Re-elect Dr. The Hon. David Li Kwok Po as a               Mgmt          For                            For
       Director

3.IV   Re-elect Mr. Ronald Chan Tat Hung as a Director           Mgmt          For                            For

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM and authorize the Directors to fix
       their remuneration

5.     Approve the each Director s fee at the rate               Mgmt          For                            For
       of HKD 130,000 per annum; in the case of Chairman
       an additional fee at the rate of HKD 130,000
       per annum; and in the case of each member of
       the Audit Committee an additional fee at the
       rate of HKD 100,000 per annum, and for each
       following FY until the Company in general meeting
       otherwise determines

6.I    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares in the capital of the Company during
       the relevant period, subject to this resolution,
       not exceeding 10% of the aggregate nominal
       amount of the share capital of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       Law

6.II   Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements, options and warrants during and
       after the relevant period, not exceeding 20%
       of the aggregate nominal amount of the issued
       share capital of the Company otherwise than
       pursuant to: i) a rights issue; or ii) the
       exercise of rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       under the terms of any warrants issued by the
       Company or any any securities which are convertible
       into shares, where shares are to allotted wholly
       for cash 10%

6.III  Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       6.I and 6.II, to extend the general mandate
       granted to the Directors to allot, issue and
       deal with the shares in the capital of the
       Company and to make, issue or grant offers,
       agreements, options and warrants, pursuant
       to Resolution 6.II, by an amount representing
       the total nominal amount of the share capital
       of the Company purchased pursuant to Resolution
       6.I, provided that such amount does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG EXCHANGES AND CLEARING LTD                                                        Agenda Number:  700933749
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3506N105
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  HK0388009489
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 297857 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and approve the audited accounts for              Mgmt          For                            For
       the YE 31 DEC 2005 together with the reports
       of the Directors and Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.I    Elect Mr. Dannis J H Lee as Director                      Mgmt          For                            For

3.II   Elect Mr. David M Webb as Director                        Mgmt          For                            For

3.III  Elect Mr. Gilbert K T Chu as Director                     Mgmt          For                            For

3.IV   Elect Mr. Lawrence Y L Ho as Director                     Mgmt          For                            For

3.V    Elect Dr. Christine K W Loh as Director                   Mgmt          For                            For

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of HKEx and to authorize the Directors to fix
       their remuneration

5.     Authorize the Directors of the HKEx, to repurchase        Mgmt          For                            For
       shares of the Company during the relevant period,
       on the Stock Exchange of Hong Kong Limited
       or any other stock exchange on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission and
       the stock exchange for this purpose, subject
       to and in accordance with all applicable Laws
       and/or requirements of the Rules Governing
       the Listing of Securities on the stock exchange
       of Hong Kong Limited or of any stock exchange
       as amended from time to time, the aggregate
       nominal amount of shares which HKEx is authorized
       to purchase not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the AGM of the HKEx or
       the expiration of the period within which the
       next AGM of the Company is to be held By-law
       or passing of an ordinary Resolution by shareholders
       of HKEx in general meeting or varying the authority
       given to the Directors of HKEx by this Resolution

6.     Approve that until the shareholders of HKEx               Mgmt          For                            For
       in general meeting otherwise determines, a
       remuneration of HKD 240,000 be paid to each
       of the Non-Executive Directors of HKEx in office
       time to time at the conclusion of the each
       AGM of HKEx to the conclusion of the AGM of
       HKEx to be held in the immediately following
       year, provided that such remuneration be paid
       in proportion to the period of service in the
       case if a Director who has not served the entire
       period




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG LAND HOLDINGS LTD                                                                  Agenda Number:  700956608
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4587L109
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  BMG4587L1090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            For
       and the Independent Auditors  report for the
       YE 31 DEC 2005, and declare a final dividend

2.A    Re-elect Mr. R.C. Kwok as a Director                      Mgmt          For                            For

2.B    Re-elect Mr. A.J.L. Nightingale as a Director             Mgmt          For                            For

2.C    Re-elect Ms. Percy Weatherall as a Director               Mgmt          For                            For

3.     Approve to fix the Directors  fees                        Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

5.     Authorize the Directors to allot or issue shares          Mgmt          For                            For
       and to make and grant offers, agreements and
       options which would or might require shares
       to be allotted, issued or disposed of during
       or after the end of the relevant period, (a),
       otherwise than pursuant to a Rights Issue
       subject to such exclusions or other arrangements
       as the Directors may deem necessary or expedient
       in relation to fractional entitlements or legal
       or practical problems under the laws of, or
       the requirements of any recognized regulatory
       body or any stock exchange in, any territory
       , or upon conversion of the USD 400,000,000
       2.75% guaranteed convertible bonds convertible
       into fully-paid shares of the Company, not
       exceeding USD 11.4 million;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       such meeting is required by law to be held

6.     Authorize the Directors to purchase its own               Mgmt          For                            For
       shares, subject to and in accordance with all
       applicable laws and regulations, during the
       relevant period the aggregate nominal amount
       of shares of the Company which the Company
       may purchase, shall be less than 15% of the
       aggregate nominal amount of the existing issued
       share capital of the Company at the date of
       this meeting, and such approval shall be limited
       accordingly; and the approval of this resolution
       shall, where permitted by applicable laws and
       regulations and subject to the limitation of
       this resolution, extend to permit the purchase
       of shares of the Company (i) by subsidiaries
       of the Company and (ii) pursuant to the terms
       of put warrants or financial instruments having
       similar effect  Put Warrants  whereby the Company
       can be required to purchase its own shares,
       provided that where Put Warrants are issued
       or offered pursuant to a rights issue, the
       price which the Company may pay for shares
       purchased on exercise of Put Warrants shall
       not exceed 15% more than the average of the
       market quotations for the shares for a period
       of not more than 30 nor less than the 5 dealing
       days falling 1 day prior to the date of any
       public announcement by the Company of the proposed
       issue of Put Warrants;  Authority expires the
       earlier of the conclusion of the next AGM or
       the expiration of the period within which such
       meeting is required by Law to be held




--------------------------------------------------------------------------------------------------------------------------
 HOUSING DEVELOPMENT FINANCE CORP LTD                                                        Agenda Number:  700758646
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y37246157
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2005
          Ticker:
            ISIN:  INE001A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 Mar 2005, the balance
       sheet as at that date and the report of the
       Directors and the Auditors thereon

2.     Declare dividend on equity shares                         Mgmt          For                            For

3.     Re-appoint Mr. D. N. Ghosh as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Dr. Ram S. Tarneja as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Shirish B. Patel as a Director,            Mgmt          For                            For
       who retires by rotation

S.6    Appoint Messrs S. B. Billlmorla & Co., Chartered          Mgmt          For                            For
       Accountants as the Auditors of the Corporation
       until the conclusion of the next AGM, on a
       remuneration of g INR 35,00,000 plus applicable
       service tax and reimbursement of out-of-pocket
       expenses incurred by them for the purpose of
       audit of the Corporation accounts at the head
       office as well as at all branch offices of
       the Corporation in India

S.7    Re-appoint Messrs. Pannell Kerr Forster, Chartered        Mgmt          For                            For
       Accountants, pursuant to the provisions of
       Section 228 or the Companies Act, 1956, as
       the branch Auditors of the Corporation for
       the purpose of audit of the accounts of the
       Corporation s branch office at Dubai, until
       the conclusion of the next AGM, on such terms
       and conditions and on such remuneration as
       may be fixed by the Board of Directors of the
       Corporation, depending upon the nature and
       scope of their work

8.     Re-appoint Mr. K. M. Mistry as the Managing               Mgmt          For                            For
       Director of the Corporation, pursuant to the
       provisions of Sections 198, 269 read with Schedule
       XII, 309, 311 and other applicable provisions,
       if any, of the Companies Act, 1956, approval
       of the Members of the Corporation, for a period
       of 5 years with effect from 14 NOV 2005, upon
       the terms and conditions including remuneration
       as specified which agreement is hereby specifically
       approved and sanctioned with authority to the
       Board of Directors of the Corporation  Board
       which shall be deemed to include the Compensation
       Committee of the Board of Directors  to alter
       and vary the terms and conditions of the said
       appointment and/or agreement  including authority,
       from time to time, to determine the amount
       or salary and commission is also the type and
       amount of perquisites and other benefits payable
       to Mr. K.M. Mistry , in such manner as may
       be agreed to between the board and Mr. K. M.
       Mistry provided however that the remuneration
       payable to Mr. K.M. Mistry shall not exceed
       the limits specified in the said agreement
       and the limits prescribed under Schedule XII
       to the Companies Act, 1956, including any amendment,
       modification, variation or re-enactment thereof;
       approve that in the event of any loss, absence
       or inadequacy of profits in any FY during the
       term of office of Mr. K.M Mistry, the remuneration
       payable to him by way of salary allowances,
       commission and perquisites shall not, without
       the approval of the Central Government  if
       required  exceed the limits prescribed under
       Schedule XIII and other applicable provisions
       of the Companies Act, 1956, or any amendment,
       modification. variation or re-enactment thereof;
       authorize the Board to do all such acts, deeds,
       matters and things and execute all such agreements,
       documents, instruments and writings as may
       be required and to delegate all or any of its
       powers herein conferred to any Committee of
       Directors or Director(s) to give effect to
       the aforesaid resolutions

9.     Re-appoint Mr. L. Deepak S. Parekh as the Managing        Mgmt          For                            For
       Director the Corporation  designated as the
       Chairman , pursuant to the provisions of Sections
       198, 269 read with Schedule XIII, 309, 311
       and other applicable provisions, if any of
       the Companies Act, 1956, approval of the Members
       of the Corporation, for a period of 3 years
       with effect from 01 MAR upon the terms and
       conditions including remuneration as specified,
       which agreement is hereby specifically approved
       and sanctioned with authority to the Board
       of Directors of the Corporation  Board which
       term shall be deemed to include the Compensation
       Committee of the Board of Directors  to alter
       and vary the terms and conditions of the said
       appointment and/or agreement  including authority,
       from time to time, to determine the amount
       or salary and commission is also the type and
       amount of perquisites and other benefits payable
       to Mr. L. Deepak S. Parekh , in such manner
       as may be agreed to between the board and Mr.
       L. Deepak S. Parekh provided however that the
       remuneration payable to Mr. L. Deepak S. Parekh
       shall not exceed the limits specified in the
       said agreement and the limits prescribed under
       Schedule XII to the Companies Act, 1956, including
       any amendment, modification, variation or re-enactment
       thereof; approve that in the event of any loss,
       absence or inadequacy of profits in any FY
       during the term of office of Mr. L. Deepak
       S. Parekh, the remuneration payable to him
       by way of salary allowances, commission and
       perquisites shall not, without the approval
       of the Central Government  if required  exceed
       the limits prescribed under Schedule XIII and
       other applicable provisions of the Companies
       Act, 1956, or any amendment, modification.
       variation or re-enactment thereof; authorize
       the Board to do all such acts, deeds, matters
       and things and execute all such agreements,
       documents, instruments and writings as may
       be required and to delegate all or any of its
       powers herein conferred to any Committee of
       Directors or Director(s) to give effect to
       the aforesaid resolutions

10.    Authorize the Board of Directors, under the               Mgmt          For                            For
       provisions of Section 293(l) d of the Companies
       Act, 1956, to borrow from time to time such
       sum or sums of money as they may deem necessary
       for the purpose of the business of the Corporation,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the Corporation  apart from temporary loans
       obtained from the Corporation s bankers in
       the ordinary course of business  and remaining
       outstanding at my point of time will exceed
       the aggregate of the paid-up share capital
       of the Corporation and its free reserves, that
       is to say, reserves not set apart for any specific
       purpose; provided that the total amount up
       to which monies may be borrowed by the Board
       of Directors and which shall remain outstanding
       at any given point of time shall not exceed
       the sum of INR 75,000 crores

S.11   Authorize the Board of Directors  Board which             Mgmt          For                            For
       term shall be deemed to include the Compensation
       Committee of the Board of Directors , pursuant
       to the provisions Of section 81(1A) and other
       applicable provisions, if any, of the Companies
       Act, 1956, including relevant circulars and
       notifications issued by the Reserve Bank of
       India  RBI , the relevant provisions of SEBI
       (Employee Stock Option Scheme and Employee
       Stock Purchase Scheme) Guidelines, 1999, as
       amended,  SEBI ESOP Guidelines  issued by the
       Securities and Exchange Board of India  SEBI
       , the relevant provisions of the Memorandum
       and Articles of Association of the Corporation
       and subject to such other rules, regulations
       and guidelines that may be issued by the SEBI
       and/or such other authorities, from time to
       time and subject to the approvals, consents,
       permissions and/or sanctions as may be required
       from appropriate regulatory authorities/institutions
       or bodies and subject to such terms and conditions
       as may be prescribed/imposed, the consent of
       the Corporation, to create, issue, offer and
       allot equity shares of the aggregate nominal
       face value not exceeding INR 7,4736,210  or
       such adjusted numbers for any bonus, stock
       splits or consolidation or other re-organization
       of the capital structure of the Corporation
       as may be applicable from time to time  to
       the present and & future permanent employees
       and Directors of the Corporation, whether working
       in India or abroad  employees  under Employee
       Stock Option Scheme(s)  ESOS  and on such terms
       and conditions and in such tranches as maybe
       decided by the Board in its absolute discretion;
       without prejudice to the generality of the
       above but subject to the terms as specified,
       which are hereby approved by the Members or
       any amendment or modification thereof, to formulate
       ESOS detailing all the terms for granting of
       employee stock option  including terms relating
       to eligibility of the said employees under
       the ESOS , to grant the options under the said
       ESOS  detailing the terms of the option  at
       such time or times as it may decide in its
       absolute discretion and is also authorized
       to determine, in its absolute discretion, as
       to when the said equity shares are to be issued,
       the number of shares to be issued in each tranche,
       the term or combination of terms subject to
       which the said shares are to be issued  including
       the combination of terms for shares issued
       at various points of time , the conditions
       under which options vested in employees may
       lapse, terms relating to specified time within
       which the employee should exercise his option
       in the event of his termination or resignation,
       terms relating to dividend on the shares to
       be issued and all such other terms as could
       be applicable to the offerings of similar nature;
       approve, subject to the terms stated herein,
       the equity shares allotted pursuant to the
       aforesaid resolution shall in all respects
       rank pari passu inter se and shall also in
       all respects rank pari passu with the existing
       equity shares of the Corporation; authorize
       the Board to settle all questions, difficulties
       or doubts chat may arise in relation to the
       formulation and implementation of the ESOS
       and to the shares  including to amend or modify
       any of the terms thereof  issued herein without
       being required to seek any further consent
       or approval of the Members or otherwise to
       the end and intent that the Members shall be
       deemed to have given their approval thereto
       expressly by the authority of this resolution;
       to vary, amend, modify or after the terms of
       the ESOS in accordance with the SEBI ESOP Guidelines
       and any other guidelines or regulations that
       may be issued by an appropriate authority unless
       such variation, amendment, modification or
       alteration is detrimental to the interests
       of the employees; to do all such acts, deeds,
       matters and things and execute all such deeds,
       documents, instruments and writings as it may
       in its absolute discretion deem necessary in
       relation thereto; to delegate all or any of
       the powers herein conferred to any Committee
       of Directors or Director(s) or any Officer(s)
       of the Corporation to give effect to the aforesaid
       resolutions




--------------------------------------------------------------------------------------------------------------------------
 HOYA CORP                                                                                   Agenda Number:  700982235
--------------------------------------------------------------------------------------------------------------------------
        Security:  J22848105
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  JP3837800006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code,         Decrease Authorized Capital,
       Make Resolutions to Remove Directors Special
       Resolutions, Allow Company to Appoint Independent
       Auditor, Clarify the Rights and Responsibilities
       of Outside Directors and Auditors

2.1    Appoint a Director                                        Mgmt          For                            *

2.2    Appoint a Director                                        Mgmt          For                            *

2.3    Appoint a Director                                        Mgmt          For                            *

2.4    Appoint a Director                                        Mgmt          For                            *

2.5    Appoint a Director                                        Mgmt          For                            *

2.6    Appoint a Director                                        Mgmt          For                            *

2.7    Appoint a Director                                        Mgmt          For                            *

2.8    Appoint a Director                                        Mgmt          For                            *

3      Authorize Use of Stock Options                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HSBC HOLDINGS PLC                                                                           Agenda Number:  700924283
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4634U169
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  GB0005405286
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual accounts and reports of the            Mgmt          For                            For
       Directors and of the Auditor for the YE 31
       DEC 2005

2.     Approve the Director s remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.a    Re-elect Mr. Boroness Dunn as a Director                  Mgmt          For                            For

3.b    Re-elect Mr. M.F. Geoghegan as a Director                 Mgmt          For                            For

3.c    Re-elect Mr. S.K. Green as a Director                     Mgmt          For                            For

3.d    Re-elect Sir. Mark Moody-Stuart as a Director             Mgmt          For                            For

3.e    Re-elect Mr. S.M. Robertson as a Director                 Mgmt          For                            For

3.f    Re-elect Mr. H.Sohmen as a Director                       Mgmt          For                            For

3.g    Re-elect Sir. Brian Williamson as a Director              Mgmt          For                            For

4.     Re-appoint KPMG Audit PLC, as the Auditor at              Mgmt          For                            For
       remuneration to be determined by the Group
       Audit Committee

5.     Authorize the Directors, pursuant to and for              Mgmt          For                            For
       the purposes of Section 80 of the Companies
       Act 1985, to allot relevant securities  Section
       80  up to an aggregate nominal amount of GBP
       100,000 and EUR 100,000  in each such case
       in the form of 100,000,000 non-cumulative preference
       shares  and USD USD85,500  in the form of 8,550,000
       non-cumulative preference shares  and USD1,137,200,000
       in the form of Ordinary Shares of USD 0.50
       each  Ordinary Shares  provided that this authority
       shall be limited so that, otherwise than pursuant
       to: a) a rights issue or other issue the subject
       of an offer or invitation, open for acceptance
       for a period fixed by the Directors, to: i)
       Ordinary Shareholders where the relevant Securities
       respectively attributable to the interests
       of all Ordinary Shareholders are proportionate
       (or as nearly as may be) to the respective
       number of Ordinary Shares held by them; and
       ii) holders of securities, bonds, debentures
       or warrants which, in accordance with the rights
       attaching thereto, are entitled to participate
       in such a rights issue or other issue, but
       subject to such exclusions or other arrangements
       as the Directors may deem necessary or expedient
       in relation to fractional entitlements or securities
       represented by depositary receipts or having
       regard to any restrictions, obligations or
       legal problems under the laws of or the requirements
       of any regulatory body or stock exchange in
       any territory or otherwise howsoever; or b)
       the terms of any share plan for employees of
       the Company or any of its subsidiary undertakings;
       or c) any scrip dividend scheme or similar
       arrangements implemented in accordance with
       the Articles of Association of the Company;
       or d) the allotment of up to 10,000,000 non-cumulative
       preference shares of GBP 0.01 each, 8,550,000
       non-cumulative preference shares of USD 0.01
       each and 10,000,000 non-cumulative preference
       shares of EUR 0.01 each in the capital of the
       Company, the nominal amount of relevant securities
       to be allotted by the Directors pursuant to
       this authority wholly for cash shall not in
       aggregate, together with any allotment of other
       equity securities authorized by sub-paragraph
       b) of Resolution 6, exceed USD 284,300,000
       being equal to approximately 5 % of the nominal
       amount of Ordinary Shares of the Company in
       issue ;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; and authorize
       the Directors to allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

s.6    Authorize the Directors, pursuant to section              Mgmt          For                            For
       95 of the Companies Act 1985  the Act : a)
       subject to the passing of Resolution 5, to
       allot equity securities  Section 94 of the
       Companies Act 1985 ; and b) to allot any other
       equity securities  Section 94 of the Companies
       Act 1985  which are held by the Company in
       treasury, dis-applying the statutory pre-emption
       rights  Section 89(1) ;  Authority expires
       at the conclusion of the AGM of the Company
       in 2007 ; and authorize the Directors to allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

7.     Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  of
       up to 1,137,200,000 ordinary shares of USD
       0.50 each in the capital of the Company, at
       a minimum price of USD 0.50 and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days or 105% of the average of the closing
       prices of ordinary shares on The Stock Exchange
       of Hong Kong Limited, over the previous 5 business
       days;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

8.     Authorize each of the Non-Executive Director              Mgmt          For                            For
       other than alternate Director , pursuant to
       Article 104.1 of the Articles of Association
       of the Company with effect from 01 JAN 2006,
       to receive GBP 65,000 per annum by way of fees
       for their services as a Director and no such
       fee shall be payable to any executive Director




--------------------------------------------------------------------------------------------------------------------------
 HUSKY ENERGY INC                                                                            Agenda Number:  700908328
--------------------------------------------------------------------------------------------------------------------------
        Security:  448055103
    Meeting Type:  SGM
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  CA4480551031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Victor T.K. Li as a Director                    Mgmt          For                            For

1.2    Elect Mr. Canning K.N. Fok as a Director                  Mgmt          For                            For

1.3    Elect Mr. R. Donald Fullerton as a Director               Mgmt          For                            For

1.4    Elect Mr. Martin J.G. Glynn as a Director                 Mgmt          For                            For

1.5    Elect Mr. Terence C.Y. Hui as a Director                  Mgmt          For                            For

1.6    Elect Mr. Brent D. Kinney as a Director                   Mgmt          For                            For

1.7    Elect Mr. Holger Kluge as a Director                      Mgmt          For                            For

1.8    Elect Mr. Poh Chan Koh as a Director                      Mgmt          For                            For

1.9    Elect Mr. Eva L. Kwok as a Director                       Mgmt          For                            For

1.10   Elect Mr. Stanley T.L. Kwok as a Director                 Mgmt          For                            For

1.11   Elect Mr. John C.S. Lau as a Director                     Mgmt          For                            For

1.12   Elect Mr. Wayne E. Shaw as a Director                     Mgmt          For                            For

1.13   Elect Mr. William Shurniak as a Director                  Mgmt          For                            For

1.14   Elect Mr. Frank J. Sixt as a Director                     Mgmt          For                            For

2.     Appoint KPMG LLP as the Auditors of the Corporation       Mgmt          For                            For

3.     Amend the Corporation s By-Law No.1 as specified          Mgmt          For                            For

       Receive the annual report of the Board of Directors       Non-Voting    No vote
       to the shareholders and the consolidated audited
       financial statements of the Corporation for
       the FYE 31 DEC 2005

       Any other business                                        Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ADDITION       Non-Voting    No vote
       OF NON VOTABLE AGENDA ITEMS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYNIX SEMICONDUCTOR INC                                                                     Agenda Number:  700888285
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3817W109
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2006
          Ticker:
            ISIN:  KR7000660001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the External Directors who will be the              Mgmt          For                            For
       Member of Audit Committee

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYPO REAL ESTATE HOLDING AG, MUENCHEN                                                       Agenda Number:  700910866
--------------------------------------------------------------------------------------------------------------------------
        Security:  D3449E108
    Meeting Type:  AGM
    Meeting Date:  08-May-2006
          Ticker:
            ISIN:  DE0008027707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the financial statements and              Non-Voting    No vote
       annual report for the 2005 FY with the report
       of the Supervisory Board, the Group financial
       statements and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            For
       profit of EUR 248,253,263.99 as follows: payment
       of a dividend of EUR 1 per no-par share EUR
       113,500,000 shall be allocated to the other
       revenue reserves, EUR 681,088.99 shall be carried
       forward, ex-dividend and payable date: 09 MAY
       2006

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            For

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            For

5.     Authorize the Board of Managing Directors, with           Mgmt          Against                        Against
       the consent of the Supervisory Board, to increase
       the Company's share capital by up to EUR 201,108,261
       through the issue of up to 67,036,087 new bearer
       no-par shares against payment in cash or kind,
       on or before 07 MAY 2011; shareholders shall
       be granted subscription rights except for a
       capital increase of up to 10% of the Company's
       share capital against payment in cash if the
       new shares are issued at a price not materially
       below their market price, for a capital increase
       against payment in kind, for the issue of up
       to 70,000 shares annually to executives and
       employees of the Company and its affiliates,
       for residual amounts, and for the granting
       of such rights to bondholders; and amend the
       Articles of Association

6.     Authorize: the Company to acquire own shares              Mgmt          For                            For
       of up to 10% of its share capital, at a price
       differing neither more than 10% from the market
       price of the shares if they are acquired through
       the stock exchange, nor more than 20% if they
       are acquired by way of a repurchase offer,
       on or before 08 NOV 2007; Authorize the Board
       of Managing Directors to dispose of the shares
       in a manner other than the stock exchange or
       an offer to all shareholders if the shares
       are sold at a price not materially below the
       market price of identical shares, to use the
       shares for acquisition purposes or for satisfying
       option or convertible rights, and to retire
       the shares

7.     Approve that each Member of the Supervisory               Mgmt          For                            For
       Board shall receive a fixed annual remuneration
       of EUR 70,000; the Chairman shall receive EUR
       175,000, the Deputy Chairman EUR 105,000, Members
       of the Executive Committee shall receive an
       additional annual remuneration of EUR 10,000,
       the Chairman of this committee shall receive
       EUR 20,000; Members of the Audit Committee
       shall receive an additional annual remuneration
       of EUR 20,000, the Chairman of this Committee
       shall receive EUR 40,000; and amend the Articles
       of Association

8.     Amend the Articles of Association in respect              Mgmt          For                            For
       of the use of electronic means of communication
       for the issue of proxy-voting instructions

9.     Appoint KPMG Deutsche Treuhand-Gesellschaft               Mgmt          For                            For
       AG, Berlin and Frankfurt as the Auditors for
       the 2006 FY




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS                                                                               Agenda Number:  700877826
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3849A109
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings for the year 2005

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the External Directors to be the Members            Mgmt          For                            For
       of the Audit Committee

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MTR CO                                                                              Agenda Number:  700869603
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38472109
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7005380001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the External Directors as Members of the            Mgmt          For                            For
       Audit Committee

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD                                                                              Agenda Number:  700785744
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  AGM
    Meeting Date:  20-Aug-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 MAR 2005 and the balance
       sheet as at that date together with the reports
       of the Directors and the Auditors

2.     Declare a dividend on preference shares                   Mgmt          For                            For

3.     Declare a dividend on equity shares                       Mgmt          For                            For

4.     Re-appoint Mr. N. Vaghul as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Anupam Puri as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. M.K. Sharma as a Director, who             Mgmt          For                            For
       retires by rotation

7.     Re-appoint Prof. Marti G. Subrahmanyam as a               Mgmt          For                            For
       Director, who retires by rotation

8.     Appoint S.R. Batliboi & Co., Chartered Accountants,       Mgmt          For                            For
       as the Statutory Auditors of the Company, pursuant
       to the provisions of Section 224 and other
       applicable provisions, if any, of the Companies
       Act, 1956 and the Banking Regulation Act, 1949,
       to hold the office until conclusion of the
       next AGM of the Company, on a remuneration
       including terms of payment  to be fixed by
       the Board of Directors of the Company, based
       on the recommendation of the Audit Committee,
       plus service tax and such other tax(es), as
       may be applicable, and reimbursement of all
       out-of-pocket expenses in connection with the
       audit of the accounts of the Company for the
       YE 31 MAR 2006

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act, 1956 and the Banking Regulation
       Act, 1949, to appoint the Branch Auditors,
       as and when required, in consultation with
       the Statutory Auditors, to audit the accounts
       in respect of the Company s branches/offices
       in India and abroad and to fix their remuneration
       including terms of payment , based on the
       recommendation of the Audit Committee, plus
       service tax and such other tax(es), as may
       be applicable, and reimbursement of all out-of-pocket
       expenses in connection with the audit

10.    Re-appoint Mr. T.S. Vijayan as a Director of              Mgmt          For                            For
       the Company, who retires by rotation, under
       the provisions of Section 257 of the Companies
       Act, 1956

11.    Re-appoint Mr. Sridar Iyengar as a Director               Mgmt          For                            For
       of the Company, who retires by rotation, under
       the provisions of Section 257 of the Companies
       Act, 1956

12.    Re-appoint Mr. K.V. Kamath as a Managing Director         Mgmt          For                            For
       & Chief Executive Officer of the Company, subject
       to the applicable provisions of the Companies
       Act, 1956, the Banking Regulation Act, 1949
       and the provisions of the Articles of Association
       of the Company and subject to the approval
       of Reserve Bank of India, for the period 01
       MAY 2006 to 30 APR 2009 on the same terms
       including remuneration  as approve by the Members
       from time to time

13.    Re-appoint Ms. Kalpana Morparia as a Wholetime            Mgmt          For                            For
       Director of the Company, subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company
       and subject to the approval of Reserve Bank
       of India, for the period 01 MAY 2006 to 31
       MAY 2007 on the same terms  including remuneration
       as approve by the Members from time to time

14.    Re-appoint Ms. Chanda D. Kochhar as a Wholetime           Mgmt          For                            For
       Director of the Company, subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company
       and subject to the approval of Reserve Bank
       of India, for the period 01 APR 2006 to 31
       MAR 2011 on the same terms  including remuneration
       as approve by the Members from time to time

15.    Re-appoint Dr. Nachiket Mor as a Wholetime Director       Mgmt          For                            For
       of the Company, subject to the applicable provisions
       of the Companies Act, 1956, the Banking Regulation
       Act, 1949 and the provisions of the Articles
       of Association of the Company and subject to
       the approval of Reserve Bank of India, for
       the period 01 APR 2006 to 31 MAR 2011 on the
       same terms  including remuneration  as approve
       by the Members from time to time

16.    Approve, pursuant to the applicable provisions            Mgmt          For                            For
       of the Companies Act, 1956, including rules
       framed and notifications issued thereunder,
       the Articles of Association of the Company
       and the listing agreements entered into with
       the stock exchanges, each of the non-wholetime
       Directors  except the nominee of the Government
       of India  be paid sitting fee up to INR 20,000
       for attending each meeting of the Board or
       any Committee thereof; authorize the Board
       of Directors of the Company to determine the
       amount of sitting fees payable to the non-wholetime
       Directors for attending the meetings of the
       Board or any Committee thereof, within the
       above limit

S.17   Amend Article 5(a) of the Articles of Association         Mgmt          For                            For
       of the Company as specified, subject to the
       applicable provisions of the Companies Act,
       1956 and subject to the requisite approvals,
       if and to the extent necessary

S.18   Authorize the Board of Directors  hereinafter             Mgmt          For                            For
       referred to as  the Board , which term shall
       be deemed to include any Committee constituted/
       to be constituted by the Board and authorized
       by the Board to exercise its powers, including
       the powers conferred by this resolution , subject
       to the applicable provisions of the Companies
       Act, 1956 and the Banking Regulation Act, 1949
       including any statutory modification or re-enactment
       thereof from time to time  and the regulations/guidelines, if any, prescribed by Reserve Bank of India
       and Securities and Exchange Board of India
       or any other relevant authority, from time
       to time, to the extent applicable and subject
       to such approvals, consents, permissions and
       sanctions as applicable or necessary, and subject
       to the provisions of the Memorandum of Association
       and Articles of Association of the Company,
       to create, offer, issue and allot up to 5,50,00,000
       number of preference shares of face value of
       INR 100 each, in India or abroad, in such tranches,
       on such terms and conditions and in such manner
       including, but not limited to, by way of private
       placement or public issue or rights to the
       shareholders or to any domestic/foreign investors,
       through prospectus and/or letter of offer and/or
       circular and/or any other document as the Board
       may in its absolute discretion deem fit; authorize
       the Board to issue and allot such number of
       preference shares as may be required to be
       issued and allotted and to do all such acts,
       deeds, matters and things as it may, in its
       absolute discretion, deem necessary or desirable
       for such purpose, including without limitation,
       the entering into arrangements for managing,
       underwriting, marketing, listing, trading,
       acting as depository, custodian, registrar,
       stabilizing agent, paying and conversion agent,
       Trustee and to issue any offer document(s)
       including, but not limited to, prospectus and/or
       letter of offer and/or circular, and sign all
       deeds, documents and writings and to pay any
       fees, commissions, remuneration, expenses relating
       thereto and with power on behalf of the Company
       to settle all questions, difficulties or doubts
       that may arise in regard to such issue(s) or
       allotment(s) as it may, in its absolute discretion,
       deem fit and to delegate all or any of the
       powers herein conferred to any Committee of
       Directors




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD                                                                              Agenda Number:  700822655
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  OTH
    Meeting Date:  16-Nov-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that, pursuant to the provisions of               Mgmt          For                            For
       Section 81 and other applicable provisions,
       if any, of the Companies Act, 1956 and in accordance
       with the provisions of the Memorandum and Aricles
       of Association of ICICI Bank and the regulations/guidelines, if any, prescribed by the Government of India,
       the Reserve Bank of India, the Securities and
       Exchange Board of India and the United States
       Securities and Exchange Commission or any other
       relevant authority in India or abroad to the
       extent applicable and subject to approvals,
       sanction, the Board of Directors of the Bank
       Board  be authorized on behalf of the Bank
       to create offer, issue and allot in the course
       of 1 or more public or private offerings in
       domestic and or more international markets,
       equity shares and or equity shares or depository
       receipts and or convertible bonds and or securities
       convertible into equity shares at the option
       of the Bank and or the holders of such securities
       and or securities linked to equity shares and
       or securities with or without detachable or
       non-detachable warrants with a right exercisable
       by the warrant holders to subscribe for equity
       shares and or warrants with an option exercisable
       to subscribe for equity shares and or any instrument
       or security representing either equity shares
       and or convertible securities linked to equity
       shares  securities  to all eligible investors
       including resident or non-resident to all eligible
       investors, including residents and/or non-residents
       and/or institutions/banks and/or incorporated
       bodies and/or individuals and/or trustees and/or
       stabilizing agent or otherwise; and whether
       or not such investors are Members of the Bank;
       through one or more prospectus and/or letter
       of offer or circular and/or on public and/or
       private/preferential placement basis, for,
       or which upon exercise or conversion of all
       Securities so issued and allotted could give
       rise to the issue of an aggregate face value
       of equity shares not exceeding INR 200 crores
       20% of the authorized equity share capital
       of the Bank, which was INR 1000 crores at 30
       SEP 2005 , such issue and allotment to be made
       at such time or times, in one or more tranche
       or tranches at such price or prices, at market
       price(s) or at a discount or premium to market
       price(s), including at the Board s discretion
       at different price(s) to retail investors defined
       as such under authority, in such manner; including
       allotment to stabilizing agent in terms of
       green shoe option, if any, exercised by the
       Bank, and where necessary in consultation with
       the Book Running Lead Managers and/or Underwriters
       and/or Stabilizing Agent and/or other Advisors
       or otherwise on such terms and conditions,
       including issue of Securities as fully or partly
       paid, making of calls and manner of appropriation
       of application money or call money, in respect
       of different class(es) of investor(s) and/or
       in respect of different Securities, as the
       Board may in its absolute discretion decide
       at the time of issue of the Securities; that
       without prejudice to the generality of the
       above, the aforesaid issue of Securities may
       have all or any terms or combination of terms
       in accordance with prevalent market practices
       or as the Board may in its absolute discretion
       deem fit, including but not limited to terms
       and conditions relating to payment of interest,
       dividend, premium on redemption at the option
       of the Bank and/or holders of any securities,
       or variation of the price or period of conversion
       of Securities into equity shares or issue of
       equity shares during the period of the Securities
       or terms pertaining to voting rights or option(s)
       for early redemption of Securities; that the
       Bank and/or any agency or body or person authorized
       by the Board may issue depositary receipts
       representing the underlying equity shares in
       the capital of the Bank or such other securities
       in negotiable, registered or bearer form with
       such features and attributes as may be required
       and to provide for the tradability and free
       transferability thereof as per market practices
       and regulations  including listing on one or
       more stock exchange(s) in or outside India
       ; that the Board be authorized to issue and
       allot such number of equity shares as may be
       required to be issued and allotted, including
       issue and allotment of equity shares upon conversion
       of any depositary receipts or other securities
       referred to above or as may be necessary in
       accordance with the terms of the offer, all
       such equity shares shall rank part passu inter
       se and with the then existing equity shares
       of the Bank in all respects; that for the purpose
       of giving effect to any offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as described above,
       the Board be authorized on behalf of the Bank
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, including
       without limitation, the entering into arrangements
       for managing, underwriting, marketing, allotting,
       trading, acting as depositary, custodian, registrar,
       stabilizing agent, paying and conversion agent,
       trustee and to issue any document(s), including
       but not limited to prospectus and/or letter
       of offer and/or circular, and sign all deeds,
       documents and writings and to pay any fees,
       commissions, remuneration, expenses relating
       thereto and with power on behalf of the Bank
       to settle all questions, difficulties or doubts
       that may arise in regard to such offer(s) or
       issue(s) or allotment(s) as it may, in its
       absolute discretion deem fit; and that the
       Board be authorized to delegate all or any
       of the powers herein conferred to any Committee
       of Directors or any one or more whole time
       Directors of the Bank




--------------------------------------------------------------------------------------------------------------------------
 INCHCAPE PLC                                                                                Agenda Number:  700909596
--------------------------------------------------------------------------------------------------------------------------
        Security:  G47320166
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  GB0006799729
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements of the Company           Mgmt          For                            For
       for FYE 31 DEC 2005 and the Directors  and
       the Auditors  reports thereon

2.     Approve the Board report on remuneration for              Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend                                  Mgmt          For                            For

4.     Elect Mr. Andre Lacroix, as a Director                    Mgmt          For                            For

5.     Elect Mr. Karen Guerra as a Director                      Mgmt          For                            For

6.     Elect Ms. Barbara Richmond as a Director                  Mgmt          For                            For

7.     Re-elect Mr. Peter Johnson as a Director                  Mgmt          For                            For

8.     Re-elect Mr. Raymond Chien as a Director                  Mgmt          For                            For

9.     Re-elect Mr. Graeme Potts as a Director                   Mgmt          For                            For

10.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors

11.    Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

12.    Authorize the Directors, in substitution for              Mgmt          For                            For
       all existing authority, to allot relevant securities
       within the meaning of Section 80 of the Companies
       Act 1985  up to an aggregate nominal value
       of GBP 40,020,024;  Authority expires at the
       conclusion of the next AGM of the Company ;
       and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.13   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 12 and pursuant to Section 95
       of the Companies Act 1985, to allot equity
       securities  Section 94 of the said Act  wholly
       for cash pursuant to the authority conferred
       by Resolution 12 and/or where such allotment
       constitutes an allotment of equity securities
       by virtue of Section 94(3A) of the said Act,
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities:
       a) in connection with a rights issue, open
       offer or other pre-emptive offer in favor of
       ordinary shareholders  excluding any shareholder
       holding shares as treasury shares ; b) up to
       an aggregate nominal amount of GBP 6,003,003;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company ; and the Directors
       may allot equity securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.14   Authorize the Company, pursuant to and in accordance      Mgmt          For                            For
       with Section 166 of the Companies Act 1985,
       to make market purchases of  Section 163(3)
       of the Companies Act 1985  up to 8,004,004
       ordinary shares  of 150.0p each or 48,024,024
       ordinary shares of 25.0p each  subject to the
       passing of Resolution 15  in the capital of
       the Company, and up to 105% of the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company ; the Company, before
       the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

15.    Approve, subject to the granting of listing               Mgmt          For                            For
       by the UKLA, and the admission to trading by
       the London Stock Exchange, to sub-divide each
       existing ordinary share of 150.0p, each in
       the capital of the Company whether issued or
       authorized but not issued, into 6 ordinary
       shares of 25.0p each




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIA DE DISENO TEXTIL INDITEX SA                                                       Agenda Number:  700771480
--------------------------------------------------------------------------------------------------------------------------
        Security:  E6282J109
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2005
          Ticker:
            ISIN:  ES0148396015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE BE ADVISED THAT ADDITIONAL INFORMATION             Non-Voting    No vote
       CONCERNING INDITEX, S.A. CAN ALSO BE VIEWED
       ON THE COMPANY S WEBSITE: http://www.inditex.com/

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 248782 DUE TO CHANGE IN MEETING DATE AND
       THE AGENDA. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU

1.     Approval 2004 annual accounts, Management report          Mgmt          For                            For
       and Corporate Management for both the Company
       and its consolidated group

2.     Application of earnings and dividend distribution         Mgmt          For                            For

3.     Ratification and appointment of Directors                 Mgmt          For                            For

4.     Re-election of Directors                                  Mgmt          For                            For

5.     Re-election of Account Auditors                           Mgmt          For                            For

6.     Authorization for the Company to acquire own              Mgmt          For                            For
       shares

7.     Board of Directors retribution                            Mgmt          For                            For

8.     Delegation of powers                                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INFOSYS TECHNOLOGIES LTD                                                                    Agenda Number:  700977727
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4082C133
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2006
          Ticker:
            ISIN:  INE009A01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2006 and the profit and loss account for
       the YE on that date and the report of the Directors
       and the Auditors thereon

2.     Declare a final dividend and a Silver Jubilee             Mgmt          For                            For
       special dividend for the FYE 31 MAR 2006

3.     Re-appoint Dr. Omkar Goswami as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Sridar A. Iyengar as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Srinath Batni as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Ms. Rama Bijapurkar as a Director,             Mgmt          For                            For
       who retires by rotation

7.     Approve not to fill the vacancy, for the time             Mgmt          For                            For
       being, caused but he retirement of Sen. Larry
       Pressler, who retires by rotation

8.     Re-appoint Messrs. BSR & Company, Chartered               Mgmt          For                            For
       Accountants, as the Auditors of the Company,
       until the conclusion of this AGM to the conclusion
       of the next AGM on such remuneration as determined
       by the Board of Directors in consultation with
       the Auditors, which remuneration will be paid
       on a progressive billing basis to be agreed
       between the Auditors and the Board of Directors

9.     Appoint Mr. David L. Boyles, who was appointed            Mgmt          For                            For
       as an Additional Director of the Company until
       the date of the AGM, pursuant to Section 260
       of the Companies Act, 1956 and Article 114
       of the Articles of Association of the Company
       and in respect of whom the Company has received
       a notice from a member under Section 257 of
       the Companies Act, 1956, proposing his candidature,
       as a Director of the Company, liable to retire
       by rotation

10.    Appoint Mr. Jeffrey Lehman, who was appointed             Mgmt          For                            For
       as an Additional Director of the Company until
       the date of the AGM, pursuant to Section 260
       of the Companies Act, 1956 and Article 114
       of the Articles of Association of the Company
       and in respect of whom the Company has received
       a notice from a member under Section 257 of
       the Companies Act, 1956, proposing his candidature,
       as a Director of the Company, liable to retire
       by rotation

11.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 309, 310 and other applicable provisions,
       if any, read with schedule of the Companies
       Act, 1956   including any statutory modifications
       or re-enactment thereof, for the time being
       in force , the payment of the revised remuneration
       to Mr. S.D. Shibulal, Whole-time Director with
       effect from 01 JAN 2006 till the expiry of
       the present term of the office

12.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 309, 310 and other applicable provisions,
       if any, read with schedule of the Companies
       Act, 1956   including any statutory modifications
       or re-enactment thereof, for the time being
       in force , the payment of the revised remuneration
       to Mr. T.V. Mohandas Pai, Whole-time Director
       and Mr. Srinath Batni, Whole-time Director
       with effect from 01 APR 2006 till the expiry
       of the present term of the office

13.    Approve, pursuant to Section 16 and Section               Mgmt          For                            For
       94 of the Companies Act, 1956, and other applicable
       provisions of the Companies Act, 1956, the
       authorized share capital of the Company be
       and it is hereby increased from INR 150,00,00,000
       divided into 30,00,00,000 equity shares of
       INR 5 each to INR 300,00,00,000 divided Into
       60,00,00,000 equity shaves of INR 5 and consequently
       amend the existing Clause V of the Memorandum
       of Association of the Company, as specified

S.14   Amend, pursuant to the provisions of Section              Mgmt          Abstain                        Against
       31 and other applicable provisions of the Companies
       Act, 1956  the Article 3 of the Articles of
       Association as specified

15.    Authorize, in accordance with the relevant provisions     Mgmt          Abstain                        Against
       of the Memorandum and Articles of Association
       of the Company and recommendation of the Board
       of Directors and subject to the guidelines
       issued by the Securities and Exchange Board
       of India and such approvals as may be required
       at this regard, the Board of Directors for
       capitalization of such sum standing to the
       credit of the general reserves of the Company,
       as may be considered necessary y the Board,
       for the purpose of issue of bonus shares of
       INR 5 each, credited as fully paid up shares
       to the holders of the existing equity shares
       of the Company whose names appear in the register
       of Members, on such date as may be fixed in
       this regard by the Board of Directors, In the
       proportion of one equity shares for every one
       existing equity share held by them; and authorize
       the Board of Directors of the Company, consequent
       to the issue of bonus shares herein before
       resolved, in accordance with the relevant provisions
       of the Memorandum and Articles of Association
       of the Company and subject to any registration
       statement to be filed with the Securities and
       Exchange Commission, USA, and any other requirement
       under any law, for the purpose of issue of
       stock dividend  Bonus , credited as fully paid
       up American Depositary Shares to the holders
       of the existing American Depositary Shares
       of the Company whose names appear on such date
       as may be fixed in this regard by the Board
       of Directors, in  the proportion of one American
       Depositary Share for every one existing American
       Depositary Share held by them; and no allotment
       letters shall be issued to the allottees of
       the bonus shares and that the certificates
       in respect of bonus shares shall he completed
       and thereafter be dispatched to the allottees
       thereof within the period prescribed or that
       may be prescribed in this behalf form time
       to time, except in respect of those allottees
       who hold shares in dematerialized form; and
       the issue and allotment of the said bonus shares
       to the extent they relate to Non-Resident Indians
       NRIs , Persons of Indian Origin  PIO /Overseas
       Corporate Bodies  OCBs  and other foreign investors
       of the Company will be subject to the approval
       of the Reserve Bank of India  RBI  as may be
       necessary; and authorize, for the purposes
       of giving effect to the bonus issue of equity
       shares and American Depositary Shares resolved
       herein before, the issuance of equity shares
       and/or American Depositary Shares or instruments
       or securities representing the same, the Board
       and other designated officers of the Company
       to do all such acts, deeds, matters and it
       may at its discretion deem necessary or desirable
       for such purpose, including without limitation,
       filing a registration statement, if any, and
       other documents with the Securities and Exchange
       Commission, USA and/or the Securities and Exchange
       Board of India, listing the additional equity
       shares and/or American Depositary Shares on
       the Bombay Stock Exchange Limited, National
       Stock Exchange of India, and the NASDAQ national
       market as the case may be, amending, if necessary,
       the relevant sections of the Agreement entered
       into between the Company, Deutsche Bank Trust
       Company Americas New York   the depository
       to the Companys ADSs  and the American Depositary
       Holders  the Depositary Agreement  in connection
       with the Companys ADS offering, listing on
       NASDAQ and entering into any of the depositary
       agreements in regard to any such bonus as it
       may in its absolute discretion deem fit; and
       authorize the Board to take all other steps
       as may be necessary to give effect to the aforesaid
       resolution and determine all other terms and
       conditions of the issue of bonus shares as
       the Board may in its absolute discretion deem
       fit




--------------------------------------------------------------------------------------------------------------------------
 ING GROEP N V                                                                               Agenda Number:  700902960
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4578E413
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NL0000303600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 294294 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       BLOCKING IS NOT A REQUIREMENT IMPOSED BY ING              Non-Voting    No vote
       GROEP NV. PLEASE NOTE THAT BLOCKING CONDITIONS
       MAY APPLY, HOWEVER, DEPENDING ON THE SYSTEMS
       OF THE CUSTODIAN BANK(S). IF APPLIED, BLOCKING
       CONDITIONS WILL BE RELAXED AS THEY ARE LIMITED
       TO THE PERIOD BETWEEN VOTE DEADLINE DATE AND
       ONE DAY FOLLOWING REGISTRATION DATE. FINALLY,
       VOTE INSTRUCTIONS RECEIVED AFTER VOTE DEADLINE
       DATE ARE CONSIDERED LATE. LATE VOTES ARE PROCESSED
       ON A BEST EFFORT BASIS. BLOCKING (IF APPLICABLE)
       IS APPLIED TO LATE VOTES BEGINNING ON RECEIPT
       DATE OF VOTE INSTRUCTIONS THROUGH THE DAY FOLLOWING
       REGISTRATION DATE.

1.     Opening remarks and announcements; approval               Mgmt          For                            For
       of the live webcasting of this present meeting
       and subsequent shareholders  meetings

2.A    Reports of the Executive Board and the Supervisory        Non-Voting    No vote
       Board for 2005

2.B    Profit retention and distribution policy                  Non-Voting    No vote

3.A    Annual Accounts for 2005                                  Mgmt          For                            For

3.B    Dividend for 2005                                         Mgmt          For                            For

4.A    Discharge of the Executive Board in respect               Mgmt          For                            For
       of the duties performed during the year 2005

4.B    Discharge of the Supervisory Board in respect             Mgmt          For                            For
       of the duties performed during the year 2005

5.     Corporate governance                                      Non-Voting    No vote

6.A    Appointment of Mr. Dick Harryvan                          Mgmt          For                            For

6.B    Appointment of Mr. Tom Mchierney                          Mgmt          For                            For

6.C    Appointment of Mr. Hans van der Noordaa                   Mgmt          For                            For

6.D    Appointment of Mr. Jacques de Vaucleroy                   Mgmt          For                            For

7.A    Reappointment of Mr. Cor Herkstroter                      Mgmt          For                            For

7.B    Reappointment of Mr. Karel Vuursteen                      Mgmt          For                            For

7.C    Appointment of Mr. Piet Klaver                            Mgmt          For                            For

8.     Maximum number of stock options and performance           Mgmt          For                            For
       shares to be granted to Members of the Executive
       Board for 2005

9.     Amendment of the Pension Scheme in the Executive          Mgmt          For                            For
       Board Remuneration Policy

10.    Remuneration Supervisory Board                            Mgmt          For                            For

11.A   Authorization to issue ordinary shares with               Mgmt          Against                        Against
       or without preferential rights

11.B   Authorization to issue preference B shares with           Mgmt          For                            For
       or without preferential rights

12.A   Authorization to acquire ordinary shares or               Mgmt          For                            For
       depositary receipts for ordinary shares in
       the company s own capital

12.B   Authorization to acquire 24,051,039 depositary            Mgmt          Abstain                        Against
       receipts for preference A shares in the company
       s own capital

12.C   Authorization to acquire preference A shares              Mgmt          For                            For
       or depositary receipts for preference A shares
       in the company s own capital

13.    Cancellation of preference A shares (depositary           Mgmt          For                            For
       receipts of) which are held by ING Groep N.V.

14.A   Approval of the English language as the official          Mgmt          For                            For
       language of the Annual Report with effect from
       the 2006 report

14.B   Approval of the use of the English language               Mgmt          For                            For
       as the official language as of the 2007 shareholders
       meeting

15.    Any other business and conclusion                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 IVANHOE MINES LIMITED                                                                       Agenda Number:  700934791
--------------------------------------------------------------------------------------------------------------------------
        Security:  46579N103
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  CA46579N1033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Robert M. Friedland as a Director               Mgmt          For                            For

1.2    Elect Mr. R. Edward Flood as a Director                   Mgmt          For                            For

1.3    Elect Mr. Kjeld Thygesen as a Director                    Mgmt          For                            For

1.4    Elect Mr. Robert Hanson as a Director                     Mgmt          For                            For

1.5    Elect Mr. John Weatherall as a Director                   Mgmt          For                            For

1.6    Elect Mr. Markus Faber as a Director                      Mgmt          For                            For

1.7    Elect Mr. John Macken as a Director                       Mgmt          For                            For

1.8    Elect Mr. David Huberman as a Director                    Mgmt          For                            For

1.9    Elect Mr. Howard Balloch as a Director                    Mgmt          For                            For

1.10   Elect Mr. Peter Meredith as a Director                    Mgmt          For                            For

2.     Appoint Deloitte & Touche, LLP Chartered accountants      Mgmt          For                            For
       as the Auditors of the Corporation at a remuneration
       to be fixed by the Board of Directors

3.     Amend the Corporation s Employees  and Directors          Mgmt          For                            For
       Equity Incentive Plan  the Plan  to increase,
       by 3,000,000 common shares, the maximum number
       of common shares of the Corporation issuable
       under the Plan from 29,000,000 common shares
       to 32,000,000 common shares




--------------------------------------------------------------------------------------------------------------------------
 JC DECAUX SA, NEUILLY SUR SEINE                                                             Agenda Number:  700949021
--------------------------------------------------------------------------------------------------------------------------
        Security:  F5333N100
    Meeting Type:  MIX
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  FR0000077919
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

1.     Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and the Auditors; approve
       the Company s financial statements and the
       balance sheet for the 31 DEC 2005, as showing
       income of: EUR 79,977,349.58

2.     Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and the Statutory Auditors;
       approve the consolidated financial statements
       for the said FY, in the form presented to the
       meeting

3.     Receive the report of the Executive Committee,            Mgmt          For                            For
       notices that: the income for the FYE 31 DEC
       2005 amounts to: EUR 79,977,349.58, the prior
       retained earnings is: EUR 649,337,902.24, that
       is a total amount of: EUR 729,315,251,.82 resolves
       to appropriate this amount as follows: dividend
       distribution: EUR 88,330,220,40, other reserves:
       EUR 640,985,031.42, the shareholder will receive
       for each of the 220,825,551 shares comprising
       the share capital on 31 DEC 2005, a dividend
       of EUR 0.40 per share, and will entitle to
       the 40% allowance provided by the Paragraph
       3 of the Article 158 of the French General
       Tax Code referring to natural persons domiciled
       in France, the other reserve account will show
       a new balance of: EUR 663,981,684.17, in the
       event that the Company holds some of its own
       shares on such date, the amount of the unpaid
       dividend on such shares shall be allocated
       to the retained earnings account, in accordance
       with the regulations in force, the shareholders
       meeting recalls that no dividend was paid for
       the previous 3 fiscal years

4.     Approve the charges and the expenses that were            Mgmt          For                            For
       not tax-deductible of EUR 41,528.00 with a
       corresponding tax of EUR 3,139.00

5.     Receive the special report of the Auditors on             Mgmt          For                            For
       agreements Governed by Article L. 225-86 of
       the French Commercial Code, approve said report
       and the following agreement referred to: granting
       of allowances to Mr. Gerard Degonse Member
       of the Executive Committee, by the Company
       Jcdecaux SA

6.     Receive the special report of the Auditors on             Mgmt          For                            For
       agreements Governed by the Article L. 225-86
       of the French Commercial Code, approve said
       report and the following agreement referred
       to: redefinition of calculation methods for
       the commitment of financing and pension funds
       benefit to Mr. Jeremy Male

7.     Receive the special report of the Auditors on             Mgmt          For                            For
       agreements Governed by the Article L. 225-86
       of the French Commercial Code, approve said
       report and the following agreement referred
       to: cancellation of debts to the Company Jcdecaux
       Salvador  Brazil ; of a maximum amount of EUR
       2,000,000.00

8.     Receive the special report of the Auditors on             Mgmt          For                            For
       agreements Governed by the Article L. 225-86
       of the French Commercial Code, approve said
       the report and the following agreement referred
       to: cancellation of debts to the Company Jcdecaux
       Do Brazil  Brazil , of a maximum amount of
       EUR 400,000.00

9.     Receive the special report of the Auditors on             Mgmt          For                            For
       agreements Governed by the Article L. 225-86
       of the French Commercial Code, approve said
       the report and the following agreement referred
       to: cancellation of debts to the Company IP
       Decaux  South Korea , of a maximum amount of
       EUR 2,200,000.00

10.    Approve to renew the appointment of Mr. Jean-Claude       Mgmt          For                            For
       Decaux as a Member of the Supervisory Board
       for a 3-year period

11.    Approve to renew the appointment of Mr. Jean-Pierre       Mgmt          For                            For
       Decaux as a Member of the Supervisory Board
       for a 3-year period

12.    Approve to renew the appointment of Mr. Pierre-Alain      Mgmt          For                            For
       Pariente as a Member of the Supervisory Board
       for a 3-year period

13.    Approve to renew the appointment of Mr. Xavier            Mgmt          For                            For
       De Sarrau as a Member of the Supervisory Board
       for a 3-year period

14.    Approve to renew the appointment of Mr. Christian         Mgmt          For                            For
       Blanc as a Member of the Supervisory Board
       for a 3-year period

15.    Acknowledge the end of the mandate of Mr. Lothar          Mgmt          For                            For
       Spath as a Member of the Supervisory Board
       and approve his wish, not to renew it

16.    Approve to renew the appointment of the Company           Mgmt          For                            For
       Barbier Frinault Et Autres as the Statutory
       Auditor for a 6-year period

17.    Appoint KPMG SA as the Statutory Auditor of               Mgmt          For                            For
       the Company, in replacement of the Societe
       Fiduciaire Revisunion for a 6-year period

18.    Appoint Scp Jean-Claude Andre Et Auters as the            Mgmt          For                            For
       Deputy Auditor of the Company, in replacement
       of Mr. Maxime Petiet for a 6-year period

19.    Appoint Auditex SA as the Deputy Auditor of               Mgmt          For                            For
       the Company, in replacement of Christian Thelier
       for a 6-year period

20.    Authorize the Executive Committee to trade the            Mgmt          For                            For
       Company s shares on the stock market, subject
       to the conditions as specified: maximum purchase
       price: EUR 30.00, maximum number of shares
       to be acquired: 22,082,555, I.E. 10% of the
       share capital maximum funds invested in the
       share buybacks: EUR 662,476,650.00;  authority
       expires on 18-month period ; grant authority
       supersedes any and all earlier delegations
       to the same effect; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

21.    Grants all powers to the Executive Committee              Mgmt          For                            For
       to reduce the share capital, on 1 or more occasions
       and at its sole discretion, by cancelling all
       or part of the self-held shares of the Company
       in connection with a stock repurchase plan,
       up to a maximum of 10% of the share capital
       over a 24-month period;  Authority expires
       on 18-month period

22.    Amend Article number 14 and 18 of the Bylaws              Mgmt          For                            For

23.    Grant all powers to the bearer of a copy or               Mgmt          For                            For
       an extract of the minutes of the present to
       accomplish all deposits and publications prescribed
       by Law




--------------------------------------------------------------------------------------------------------------------------
 JS GROUP CORP                                                                               Agenda Number:  700996703
--------------------------------------------------------------------------------------------------------------------------
        Security:  J2855M103
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2006
          Ticker:
            ISIN:  JP3626800001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Payment of Bonuses to Directors and               Mgmt          For                            *
       Corporate Auditors

3      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Approve    Minor Revisions Related to the New
       Commercial Code

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

4.6    Appoint a Director                                        Mgmt          For                            *

4.7    Appoint a Director                                        Mgmt          For                            *

4.8    Appoint a Director                                        Mgmt          For                            *

4.9    Appoint a Director                                        Mgmt          For                            *

4.10   Appoint a Director                                        Mgmt          For                            *

5.1    Appoint a Supplementary Auditor                           Mgmt          For                            *

6      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 JSFC SISTEMA                                                                                Agenda Number:  701010009
--------------------------------------------------------------------------------------------------------------------------
        Security:  48122U204
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  US48122U2042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the meeting procedure                             Mgmt          No Action

2.     Approve the Company s annual report and the               Mgmt          No Action
       annual accounting statements, including the
       profit and loss account  unconsolidated, based
       on Russian Accounting Standards

3.     Approve the disbursement of profits, the amount           Mgmt          No Action
       procedure, the manner and terms of dividend
       payments for 2005

4.     Approve the amount, the procedure, the manner             Mgmt          No Action
       and terms of remuneration payments to the Corporate
       Board Members for 2005

       PLEASE NOTE THAT FOR THE BELOW RESOLUTION REGARDING       Non-Voting    No Action                      *
       ELECTION OF DIRECTORS, YOU MAY VOTE THE SHARE
       AMOUNT CALCULATED BY MULTIPLYING YOUR RESPECTIVE
       SHARE POSITION BY THE NUMBER OF DIRECTORS THAT
       WILL BE ELECTED TO THE BOARD, WHICH IS 11 IN
       THIS CASE. PLEASE NOTE THAT STANDING INSTRUCTIONS
       HAVE BEEN REMOVED FOR THIS MEETING. THANK YOU

5.1    Elect Mr. Goncharuk Alexander Yurievitch as               Mgmt          No Action
       a Member of the Board of Directors of Sistema
       Joint Stock Financial Corporation

5.2    Elect Mr. Gorbatovskiy Alexander Ivanovitch               Mgmt          No Action
       as a Member of the Board of Directors of Sistema
       Joint Stock Financial Corporation

5.3    Elect Mr. Drozdov Sergey Alexeyevitch as a Member         Mgmt          No Action
       of the Board of Directors of Sistema Joint
       Stock Financial Corporation

5.4    Elect Mr. Evtushenkov Vladimir Petrovitch as              Mgmt          No Action
       a Member of the Board of Directors of Sistema
       Joint Stock Financial Corporation

5.5    Elect Mr. Zubov Dmitriy Lvovitch as a Member              Mgmt          No Action
       of the Board of Directors of Sistema Joint
       Stock Financial Corporation

5.6    Elect Mr. Sommer Ron as a Member of the Board             Mgmt          No Action
       of Directors of Sistema Joint Stock Financial
       Corporation

5.7    Elect Mr. Kopiev Vyacheslav Vsevolodovitch as             Mgmt          No Action
       a Member of the Board of Directors of Sistema
       Joint Stock Financial Corporation

5.8    Elect Mr. Leiviman Alexander Lvovitch as a Member         Mgmt          No Action
       of the Board of Directors of Sistema Joint
       Stock Financial Corporation

5.9    Elect Mr. Mikhailov Nikolay Vasilievitch as               Mgmt          No Action
       a Member of the Board of Directors of Sistema
       Joint Stock Financial Corporation

5.10   Elect Mr. Novitsky Evgeniy Grigorievitch as               Mgmt          No Action
       a Member of the Board of Directors of Sistema
       Joint Stock Financial Corporation

5.11   Elect Mr. Newhouse Stephan as a Member of the             Mgmt          No Action
       Board of Directors of Sistema Joint Stock Financial
       Corporation

6.A    Elect Mr. Inozemtsev, Vjacheslav Ivanovich to             Mgmt          No Action
       the Internal Audit Commission

6.B    Elect Mr. Rudova, Elena Viktorovna to the Internal        Mgmt          No Action
       Audit Commission

6.C    Elect Mr. Rosanov, Vsevolod Valerievich to the            Mgmt          No Action
       Internal Audit Commission

7.     Appoint JSC Audit-Garantee-M and Deloitte &               Mgmt          No Action
       Touche Regional Consulting Services Limited
       as the Company  Auditors in accordance with
       Russian Accounting Standards and US GAAP, respectively

8.     Amend the Company Charter                                 Mgmt          No Action

9.     Approve the split of allocated Corporate 9,650,000        Mgmt          No Action
       ordinary registered shares at nominal value
       of RUR 90 each into ordinary registered shares
       at nominal value of RUR 1,8, as a result of
       which 1 ordinary registered share of the Company
       at nominal value of RUR 90 is converted into
       50 ordinary registered shares at nominal value
       of RUR 1,8 each

10.    Approve the regulations on the Corporate Executive        Mgmt          No Action
       Body of Sistema JSFC

11.    Approve the regulations on the President of               Mgmt          No Action
       Sistema JSFC

12.    Approve the regulations on remuneration of the            Mgmt          No Action
       Board Members if Sistema JSFC

13.    Approve to changes the regulations on the general         Mgmt          No Action
       shareholders meeting




--------------------------------------------------------------------------------------------------------------------------
 JSR CORPORATION                                                                             Agenda Number:  700947116
--------------------------------------------------------------------------------------------------------------------------
        Security:  J2856K106
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  JP3385980002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 10, Directors  bonuses
       JPY 73,000,000

2.     Amend the Articles of Incorporation: Expand               Mgmt          For                            *
       Business Lines, Increase the Number of Auditors,
       Allow Use of Electronic Systems for Public
       Notifications, Approve Revisions Related to
       the New Commercial Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Revision of remuneration to be paid               Mgmt          For                            *
       to Directors and determining terms and conditions
       of the Stock Options for Stock-Linked Remuneration

6.     Approve Entrustment to the Board of Directors             Mgmt          For                            *
       of the Company of determination of the terms
       and conditions for issuing Stock Acquisitions
       Rights to Officers as Stock Option




--------------------------------------------------------------------------------------------------------------------------
 KANEKA CORP (FORMERLY KANEGAFUCHI CHEMICAL INDUSTRY CO LTD)                                 Agenda Number:  701007329
--------------------------------------------------------------------------------------------------------------------------
        Security:  J2975N106
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3215800008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Allow
       Use of Electronic Systems for Public Notifications,
       Approve   Minor Revisions Related to the New
       Commercial Code, Reduce Board Size, Reduce
       Term of Office of Directors, Appoint an Independent
       Auditor

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

4      Approve Retirement Benefits to  Directors                 Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 KDDI CORPORATION                                                                            Agenda Number:  700949134
--------------------------------------------------------------------------------------------------------------------------
        Security:  J31843105
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  JP3496400007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 4,500, Corporate Officers
       bonuses JPY 82,800,000 (including JPY 12,700,000
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          Against                        *
       Minor Revisions Related to the New Commercial
       Code - Allow Disclosure of Shareholder Meeting
       Materials on the Internet, Omission of Board
       of Directors Resolution

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Decision of the Revision of the Compensation      Mgmt          For                            *
       using the Stock Options for the Members of
       the Board

6.     Approve Delegation of Decision-making on Issues           Mgmt          For                            *
       Relating to the Offering of the Equity Warrants
       as Stock Options Issued to Employees, Etc.
       to the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 KESA ELECTRICALS PLC, LONDON                                                                Agenda Number:  700951177
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5244H100
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0033040113
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       financial statements of the Company for the
       YE 31 JAN 2006 together with the report of
       the Auditors

2.     Re-appoint PricewaterhouseCoopers, the retiring           Mgmt          For                            For
       Auditors, and to authorize the Directors to
       determine their remuneration

3.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 JAN 2006

4.     Declare a final dividend of 9.15 pence per ordinary       Mgmt          For                            For
       share

5.     Re-appoint Mr. Michel Brossard as a Director,             Mgmt          For                            For
       who retires under Article 107 of the Company
       s Articles of Association

6.     Re-appoint Mr. Jean-Neol Labroue as a Director,           Mgmt          For                            For
       who retires under Article 107 of the Company
       s Articles of Association

7.     Re-appoint Mr. Andrew Robb as a Director, who             Mgmt          For                            For
       retires under Article 107 of the Company s
       Articles of Association

8.     Authorize the Directors to adopt the amendments           Mgmt          For                            For
       highlighted on the rules of the deferred annual
       bonus, performance share plan and its related
       French sub plan produced to this meeting and
       which for the purposes of identification have
       been signed by the Chairman

9.     Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and for the purpose
       of Section 80 of the UK Companies Act 1985
       the Act , to allot relevant securities up
       to an aggregate nominal amount of GBP 44,129,432;
       Authority expires on 23 MAY 2011 but may be
       previously revoked or varied by the Company
       for a further period not exceeding 5 years
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

10.    Authorize the Company, pursuant to Section 347A           Mgmt          For                            For
       of the Companies Act 1985, to make donations
       to European Union political organization and
       to incur EU political expenditure up to an
       aggregate nominal amount of GBP 250,000;  Authority
       expires at the conclusion of next AGM of the
       Company

S.11   Authorize the Directors, in accordance with               Mgmt          For                            For
       the provisions of the Section 95(1) of the
       Companies Act 1985  the Act , to allot equity
       securities for cash pursuant to the general
       authority conferred by Resolution 9, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities by virtue of
       Section 94(3A) of the Act a) in connection
       with a rights issue, open offer or other offers
       in favor of ordinary shares in the capital
       of the Company b) up to an aggregate nominal
       amount of GBP 6,619,415;  Authority expires
       on 23 MAY 2011 ; and, authorize the Directors
       to allot equity securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Authorize the Company, in accordance with Section         Mgmt          For                            For
       166 of the Act, to make market purchases  Section
       163(3)of the Companies Act 1985  of up to 52,955,321
       ordinary shares, at a minimum price of GBP
       0.25 and up to 5% of the average middle market
       quotations for such ordinary shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days, the
       price of the last independent trade and the
       highest current independent bid on the London
       Stock Exchange Official List at the time the
       purchase is carried out;  Authority expire
       at the conclusion of the next AGM in 2007 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 KINGFISHER PLC                                                                              Agenda Number:  700945922
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5256E441
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0033195214
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            For
       including the Corporate Governance report and
       the financial statements  Annual Report  for
       the YE 28 JAN 2006, together with the report
       of the Auditors

2.     Approve the Directors remuneration report for             Mgmt          For                            For
       the YE 28 JAN 2006

3.     Amend the Kingfisher Incentive Share Scheme               Mgmt          For                            For
       2003 to provide rolled-up dividends and to
       remove the facility to grant multiplier awards

4.     Approve the Kingfisher 2006 performance share             Mgmt          For                            For
       Plan

5.     Declare a final dividend of 6.8 pence on the              Mgmt          For                            For
       ordinary shares for payment on 02 JUN 2006

6.     Elect Mr. Peter Jackson as a Director by the              Mgmt          For                            For
       Board since the last AGM

7.     Re-elect Mr. Ian Cheshire as a Director, who              Mgmt          For                            For
       retire in accordance with the Articles of Association
       of the Company

8.     Re-elect Mr. Hartmut Kramer as a Director, who            Mgmt          For                            For
       retire in accordance with the Articles of Association
       of the Company

9.     Re-elect Mr. Duncan Tatton-Brown as a Director,           Mgmt          For                            For
       who retire in accordance with the Articles
       of Association of the Company

10.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Company s Auditors and authorize the Directors
       to agree their remuneration

11.    Authorize the Directors, in place of exiting              Mgmt          For                            For
       authorities, to allot relevant securities as
       defined in Section 80 of the Companies Act
       1985  the Act  up to an aggregate nominal value
       of the relevant securities allotted under this
       authority shall not exceed GBP 105,018,288;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 01 DEC 2007
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.12   Authorize the Directors, in place of all existing         Mgmt          For                            For
       powers of the Company and pursuant to Section
       95 of the Act, to allot equity securities as
       defined in  Section 94(2)  to Section 94(3A),
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       i) in connection with an issue for cash; ii)
       for cash where this authority shall be limited
       in aggregate to the allotment of, or involving
       equity share capital not exceeding 5% of the
       nominal value of the issued share capital of
       the Company as at the date hereof;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 01 DEC 2007 ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.13   Authorize the Company, pursuant to Article 44             Mgmt          For                            For
       of the Company s Articles of Association and
       Section 166 of the Act, to make market purchases
       Section 163(3) of the Act  of up to 235,442,883
       ordinary shares and the minimum price shall
       be the nominal value thereof, in both cases
       exclusive of advance Corporation tax, if any,
       payable to the Company and up to 105% of the
       average middle market quotations for such shares
       derived from the Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 01 DEC 2007 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE AHOLD NV                                                                        Agenda Number:  700932684
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0139V100
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  NL0000331817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 11 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Receive the report of the Corporate Executive             Non-Voting    No vote
       Board for FY 2005

3.     Adopt the 2005 financial statements                       Mgmt          For                            For

4.     Receive the policy on additions to the dividend           Non-Voting    No vote
       and the reserves

5.     Grant discharge to the Members of the Corporate           Mgmt          For                            For
       Executive Board from liability

6.     Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board from liability

7.     Appoint Mr. J. Rishton as a Member of the Corporate       Mgmt          For                            For
       Executive Board

8.     Appoint Mrs. J. Sprieser as a Member of the               Mgmt          For                            For
       Supervisory Board

9.     Appoint Deloitte Accountants BV as an External            Mgmt          For                            For
       Auditor for FY 2006

10.    Amend the Remuneration Policy for the Members             Mgmt          For                            For
       of the Corporate Executive Board

11.    Authorize the Corporate Executive Board for               Mgmt          For                            For
       a period of 18 months to issue common shares
       or grant rights to acquire common shares up
       to a maximum of 10 number of issued common
       shares

12.    Authorize the Corporate Executive Board for               Mgmt          For                            For
       a period of 18 months to restrict or exclude
       pre-emptive rights in relation to the issue
       of common shares or the granting of rights
       to acquire common shares

13.    Authorize the Executive Board for a period of             Mgmt          For                            For
       18 months to acquire common shares or depository
       receipts in the Company at a price between
       par value and 110 of the opening price at Euronext

14.    Any other items                                           Non-Voting    No vote

15.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE KPN NV                                                                          Agenda Number:  700897676
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4297B146
    Meeting Type:  AGM
    Meeting Date:  11-Apr-2006
          Ticker:
            ISIN:  NL0000009082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and announcements                                 Non-Voting    No vote

2.     The Board of Management will give a presentation          Non-Voting    No vote
       on the performance of the company in 2005.
       Subsequently, the General Meeting of Shareholders
       will be invited to discuss this performance
       that is described more fully in the Annual
       Report and Form 20-F over 2005. Under this
       item the Report by the Supervisory Board may
       also be discussed

3.     The Annual Report and Form 20-F 2005 describes            Non-Voting    No vote
       KPN s compliance with the Dutch Corporate Governance
       Code. The General Meeting of Shareholders is
       invited to discuss the Corporate Governance
       chapter of the Annual Report and Form 20-F
       2005

4.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to adopt Koninklijke KPN N.V. s financial statements
       for the financial year 2005

5.     Under this agenda item the Board of Management            Non-Voting    No vote
       will give an explanation of the financial,
       dividend and reservation policy of Koninklijke
       KPN N.V. as outlined in the Annual Report and
       Form 20-F over the financial year 2005

6.     On February 6, 2006, the Board of Management,             Mgmt          For                            For
       with approval of the Supervisory Board, has
       allocated an amount of EUR 494 million out
       of the profit to the other reserves. The remaining
       part of the profit over 2005, amounting to
       EUR 943 million, is available for distribution
       as dividend. On August 9, 2005, an interim
       dividend of EUR 0.13 per ordinary share was
       paid to all holders of ordinary shares, amounting
       to a total of EUR 281 million. Therefore, the
       remaining part of the profit over 2005, which
       is available for distribution as final dividend,
       amounts to EUR 662 million. It is proposed
       to the General Meeting of Shareholders to determine
       the total dividend over 2005 at EUR 0.45 per
       ordinary share. After deduction of the interim
       dividend of EUR 0.13 per ordinary share, the
       final dividend will be EUR 0.32 per ordinary
       share. Subject to the provisions of Article
       37 of the Articles of Association, the 2005
       final dividend will become payable as of April
       21, 2006

7.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to discharge the members of the Board of Management
       from all liability in relation to the exercise
       of their duties in the financial year 2005,
       to the extent that such exercise is apparent
       from the financial statements or has been
       otherwise disclosed to the General Meeting
       of Shareholders prior to the approval of the
       financial statements

8.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to discharge the members of the Supervisory
       Board from all liability in relation to the
       exercise of their duties in the financial year
       2005, to the extent that such exercise is apparent
       from the financial statements or has been otherwise
       disclosed to the General Meeting of Shareholders
       prior to the approval of the financial statements

9.     On December 6, 2005, the State of the Netherlands         Mgmt          For                            For
       sold part of its shareholding in KPN, reducing
       its participation to below 10%. As it had announced
       on earlier occasions, the State confirmed at
       the same time that it would give up its special
       share in KPN. On December 16, 2005,  KPN purchased
       this special share for its nominal value of
       EUR 0.48. It is proposed to the General Meeting
       of Shareholders to convert the special share
       into two ordinary shares of EUR 0.24 each,
       and to amend the articles of association to
       delete all references to this special share.
       Furthermore, it is proposed to simplify and
       modernize the articles of association in certain
       aspects: In the  object of the company , the
       reference to the exercise of concessions will
       be deleted, as concessions are no longer used.
       Chapter XIV of the articles of association
       contained an  overview of relevant statutory
       requirements. In order to simplify the articles,
       this chapter will be deleted. References to
       this chapter will refer directly to the relevant
       statutory requirement. Certain provisions on
       the approval of items by the Supervisory Board
       will be deleted and incorporated in the by-laws
       of the Supervisory Board, where they can be
       better kept in line with current requirements.
       The admission to the General Meeting of Shareholders
       will be simplifi ed in line with current developments.
       The possible locations for General Meetings
       of Shareholders will be altered into Amsterdam,
       Rotterdam, Utrecht and The Hague. The provisions
       for converting ordinary shares into registered
       shares will be clarified. The full text of
       the proposed amendment, including a more detailed
       explanation thereof, may be obtained on the
       company s website, www.kpn.com. It is also
       available for inspection at the head offi ces
       of the company, Maanplein 55, The Hague, The
       Netherlands, and at the offi ces of ABN AMRO
       Bank, Foppingadreef 22, Amsterdam, The Netherlands
       and is also available free of charge at ABN
       AMRO Service Desk, telephone number +31 76
       5799455

10.    With the approval of the Supervisory Board,               Mgmt          For                            For
       the Board of Management proposes to instruct
       PricewaterhouseCoopers Accountants N.V. to
       audit the financial statements for the financial
       year 2006

11.    On April 15, 2004, the General Meeting of Shareholders    Mgmt          For                            For
       approved the remuneration policy for members
       of the Board of Management. In view of new
       insights and amended legislation, it is proposed
       to the General Meeting of Shareholders to amend
       the remuneration policy in certain aspects.
       The complete remuneration policy has been described
       in the remuneration report, which is part of
       the Annual Report and Form 20-F. It is proposed
       to amend this policy on the following aspects:
       Replacing the current Performance Stock Option
       Plan by a Performance Share Plan. Under this
       plan, members of the Board of Management would
       acquire a right to receive shares after a three-year
       period (i.e. for the first time on April 13,
       2009). The number of shares that will be received
       will depend on KPN s ranking in a peer group
       of 16 telecommunication companies, ranked by
       total shareholder return , as well as on the
       salary of the relevant member of the Board
       of Management and the share price at the date
       of granting the right (i.e. for the fi rst
       time on April 13, 2006). The calculation method
       is equal to that of the Performance Stock Option
       Plan,  and is further explained in the remuneration
       report. The increase of the pension age of
       the current members of the Board of Management
       to 65, with a corresponding change in the build-up
       percentages, as well as a new pension scheme
       for new members of the Board of Management
       appointed after 1 January 2006, which has been
       amended in line with changing legislation regarding
       pensions and pre-pensions

12.    The Supervisory Board announces its intention             Non-Voting    No vote
       to appoint Mr. E. Blok and Mr. S.P. Miller
       as members of the Board of Management, ultimo
       July 1, 2006. Information regarding Mr. Blok
       and Mr. Miller is attached to these notes.
       Mr. Blok was a member of KPN s Board of Management
       between April 15, 2004 and December 23, 2004.
       In connection with the investigation into the
       appropriateness of discounts in the business
       market, Mr. Blok resigned from the Board of
       Management on December 23, 2004. Upon finalization
       of both the independent investigation by the
       Audit Committee and the investigation by OPTA,
       the Supervisory Board is of the opinion that
       Mr. Blok should be reappointed to the Board
       of Management. Mr. Miller has worked for KPN
       since November 1998, starting as managing director
       of Base (then KPN Orange) and later also of
       KPN Mobile The Netherlands. Since May 2005,
       he has been responsible for KPN s international
       mobile activities

13.    Mr. D.I. Jager is due to step down from the               Non-Voting    No vote
       Supervisory Board at the end of this General
       Meeting of Shareholders as he has reached the
       end of his four-year term of office. The vacancy
       arising must be filled in accordance with the
       profile of the Supervisory Board. The candidate
       should in particular have knowledge of commercial
       policy (marketing, branding), as well as of
       terms of employment and remuneration. In order
       to achieve a balanced composition of the Supervisory
       Board, the candidate should also have extensive
       international experience. Mr. Jager has indicated
       his availability for reappointment. The General
       Meeting of Shareholders has the opportunity
       to put forward recommendations for the vacancy

14.    Under the condition precedent that no recommendations     Mgmt          For                            For
       for another person have been made by the General
       Meeting of Shareholders under item 13, the
       Supervisory Board nominates Mr. D.I. Jager
       for reappointment as a member of the Supervisory
       Board. The Board of Management and the Central
       Works Council support the nomination. Mr. Jager
       complies with the requirements of the profile
       of the Supervisory Board and the specific requirements
       as set out under item 13. It is therefore proposed
       to the General Meeting of Shareholders to appoint
       Mr. Jager in accordance with this nomination.
       The details required under article 142 (3)
       of Book 2 of the Dutch Civil Code are attached
       to these notes

15.    At the closure of the Annual General Meeting              Non-Voting    No vote
       of Shareholders in 2007, Mr. M. Bischoff, Mr.
       J.B.M. Streppel and Mr. V. Halberstadt will
       step down since it is the end of their four-year
       terms of office. Shares The General Meeting
       of Shareholders held on April 12, 2005 authorized
       the Board of Management to acquire the company
       s own shares, and extended the designation
       of the Board of Management as the competent
       body authorized to issue shares and to grant
       rights to shares for a period of 18 months
       to October 12, 2006

16.    It is proposed to authorize the Board of Management       Mgmt          For                            For
       to acquire the company s own ordinary shares
       for a period of 18 months until October 12,
       2007. The number of shares to be acquired shall
       be limited by the maximum percentage of shares
       that the company - by law or by virtue of its
       articles of association - may hold in its own
       capital at any moment, taking into account
       the possibility to cancel the acquired shares
       as proposed under agenda item 19. In practice,
       this will mean that the company may acquire
       up to 10% of its own issued shares, cancel
       these shares, and acquire a further 10%. The
       shares may be acquired on the stock exchange
       or through other means at a share price of
       no less than EUR 0.01 and no more than the
       quoted share price plus 10%. The quoted share
       price is defined as the average of the closing
       prices on the official price list of Euronext
       Amsterdam N.V. over the five trading days prior
       to the acquisition date. Resolutions to acquire
       the company s own shares are subject to the
       approval of the Supervisory Board

17.    It is proposed to extend the Board of Management          Mgmt          Against                        Against
       s designation as the competent body authorized
       to issue ordinary shares and grant rights to
       such shares for 18 months until October 11,
       2007. The proposal limits the Board of Management
       s authorization to 10% of the issued share
       capital at the time of issue. Resolutions to
       issue shares or grant rights to shares are
       subject to the approval of the Supervisory
       Board

18.    It is proposed to extend the Board of Management          Mgmt          Against                        Against
       s designation as the competent body authorized
       to issue all un-issued Class B preferred shares,
       which the company may place (or the Foundation
       may request to be placed) with the Foundation
       for the protection of KPN (Stichting Bescherming
       KPN) for a period of 18 months, until October
       11, 2007. The placement of Class B preferred
       shares with the Foundation enables the Board
       of Management and the Supervisory Board to
       determine the position of KPN for example with
       regard to an offer by a third party to obtain
       KPN shares, to review such offer in detail
       and, if deemed necessary, to investigate possible
       alternatives. A General Meeting of Shareholders
       will be held within 4 weeks of the issuance
       to explain the reasons for the issuance. The
       Class B preferred shares would not be outstanding
       longer than strictly necessary for this purpose,
       which the company would reasonably and under
       normal circumstances  expect to be no longer
       than approximately six months. As soon as the
       reason for placement of the Class B preferred
       shares no longer exists, the Board of Management
       will propose to the General Meeting of Shareholders
       to cancel the Class B preferred shares. Resolutions
       to issue Class B preferred shares are subject
       to the approval of the Supervisory Board

19.    The Board of Management proposes, with the approval       Mgmt          For                            For
       of the Supervisory Board, that the General
       Meeting of Shareholders resolves to reduce
       the issued capital through cancellation of
       shares. The number of shares that will be cancelled
       following this resolution, will be determined
       by  the Board of Management. It is restricted
       to a maximum of 10% of the issued capital as
       shown in the annual accounts for the financial
       year 2005. Only shares held by the company
       may be cancelled. Each time the amount of the
       capital reduction will be stated in the resolution
       of the Board of Management that shall be filed
       at the Chamber of Commerce in The Hague. The
       proposal to the General Meeting of Shareholders
       furthermore includes the cancellation of 60,000,000
       shares that KPN currently holds in its own
       capital

20.    Any other business and closure of the meeting             Other         For                            *

       PLEASE NOTE THATIN ACCORDANCE WITH THE ARTICLES           Non-Voting    No vote
       OF ASSOCIATION OF KPN, BLOCKING OF ORDINARY
       SHARES (THE SHARES) SHOULD NOT BE NECESSARY
       AS KPN HAS INTRODUCED A RECORD DATE. HOWEVER,
       IN THE PAST, BANKS AND BROKERS WERE STILL BLOCKING
       SHARES, MAINLY FOR ADMINISTRATIVE PURPOSES.
       CONSULTATION WITH ALL MAJOR DUTCH BANKS AND
       BROKERS RESULTED THAT NON BLOCKING OF SHARES
       ON BEHALF OF (INSTITUTIONAL) INVESTORS WITH
       RESPECT TO ANNUAL GENERAL MEETINGS SHOULD BE
       POSSIBLE, IN PARTICULAR IN VIEW OF THE RECENT
       DUTCH AND EU DEVELOPMENTS ON CORPORATE GOVERNANCE
       AND THE FURTHER PROPOSED AMENDMENTS IN LEGISLATION
       IN THIS RESPECT. YOU ARE THEREFORE REQUESTED
       TO COMMUNICATE THIS NON-BLOCKING PROCESS TO
       YOUR CLIENTS. IF YOUR CLIENTS ARE SUB CUSTODIANS,
       PLEASE REQUEST THEM TO FORWARD THE NON-BLOCKING
       POSSIBILITY TO THEIR OWN CLIENTS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE NUMICO NV                                                                       Agenda Number:  700843988
--------------------------------------------------------------------------------------------------------------------------
        Security:  N56369239
    Meeting Type:  EGM
    Meeting Date:  02-Dec-2005
          Ticker:
            ISIN:  NL0000375616
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 29 NOV 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening                                                   Non-Voting    No vote

2.     Approve to take over the Food Division of Ead             Mgmt          For                            For
       Ltd. A/S

3.     Transact any other business                               Other         For                            *

4.     Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE NUMICO NV                                                                       Agenda Number:  700928027
--------------------------------------------------------------------------------------------------------------------------
        Security:  N56369239
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  NL0000375616
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 26 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296572 DUE TO CHANGE IN AGENDA. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Receive the report of the Supervisory Board               Mgmt          For                            For
       and the Executive Board for the year 2005

3.A    Adopt the financial statement 2005                        Mgmt          For                            For

3.B    Approve the policy on allocation of profit and            Mgmt          For                            For
       on dividend

3.C    Approve the dividend payment for the year 2005            Mgmt          For                            For

3.D    Grant discharge to the Executive Board                    Mgmt          For                            For

3.E    Grant discharge to the Supervisory Board                  Mgmt          For                            For

4.     Appoint PricewaterhouseCoopers Accountants N.V.           Mgmt          For                            For
       as the Auditors, in compliance with Article
       28 Clause 1 of the Company s Articles of Association

5.     Appoint Mr. Mark Wilson as a Member to the Executive      Mgmt          For                            For
       Board for a term of 4 years

6.A    Appoint Ms. Margaret Young as a Member to the             Mgmt          For                            For
       Supervisory Board for a term of 4 years

6.B    Appoint Ms. Ofra Strauss as a Member to the               Mgmt          For                            For
       Supervisory Board for a term of 4 years

7.     Re-appoint Mr. Rob Zwartendijk as a Member to             Mgmt          For                            For
       the Supervisory Board for a term of 4 years

8.     Approve the Corporate Governance                          Mgmt          For                            For

9.A    Authorize the Executive Board to issue shares,            Mgmt          For                            For
       under the approval of the Supervisory Board,
       to a maximum of 10% and an additional 10% of
       the issued share capital;  Authority expires
       at the end of 18 months

9.B    Authorize the Executive Board under the approval          Mgmt          Against                        Against
       of the Supervisory Board to exclude pre-emptive
       rights

10.    Authorize the Executive Board to buy back its             Mgmt          For                            For
       own shares on stock exchange  Article 10 of
       the Article of the Association , under approval
       of the Supervisory Board;  Authority expires
       at the end of 18 months

11.    Any other business                                        Other         For                            *

12.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  700874628
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2006
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendments to Articles of             Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the nominees for Member of Auditors  Committee      Mgmt          For                            For
       who are outside Directors

5.     Approve the allowance of stock option                     Mgmt          For                            For

6.     Approve the stock option                                  Mgmt          Abstain                        Against




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELEC PWR CORP                                                                         Agenda Number:  700881279
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 45th balance sheet, income statement          Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings




--------------------------------------------------------------------------------------------------------------------------
 KT CORP                                                                                     Agenda Number:  700879527
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       288785 DUE TO INCREASE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the balance sheet, the income statement           Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

       PLEASE NOTE THAT FOR THE BELOW RESOLUTION REGARDING       Non-Voting    No vote
       ELECTION OF DIRECTORS, YOU MAY VOTE THE SHARE
       AMOUNT CALCULATED BY MULTIPLYING YOUR RESPECTIVE
       SHARE POSITION BY THE NUMBER OF DIRECTORS THAT
       WILL BE ELECTED TO THE BOARD, WHICH IS 2 IN
       THIS CASE. PLEASE NOTE THAT STANDING INSTRUCTIONS
       HAVE BEEN REMOVED FOR THIS MEETING. THANK YOU.

3.1    Elect Mr. Kim, Do Hwan as as a Member of the              Mgmt          For                            For
       Audit Committee

3.2    Elect Mr. Yoon, Jong Kyoo as as a Member of               Mgmt          Abstain                        Against
       the Audit Committee

3.3    Elect Mr. Song, Duck Yong as as a Member of               Mgmt          For                            For
       the Audit Committee

4.1    Elect Mr. Yoon, Jong Lok as a Director                    Mgmt          For                            For

4.2    Elect Mr. Suh, Jeong Soo as a Director                    Mgmt          For                            For

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For
       at 3.5 billions




--------------------------------------------------------------------------------------------------------------------------
 KT CORP MEDIUM TERM NTS BOOK  ENTRY REG S                                                   Agenda Number:  700778509
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2005
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Chief Executive Officer                         Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the Management Contract                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  932384326
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  Special
    Meeting Date:  19-Aug-2005
          Ticker:  KTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF MR. JOONG SOO NAM AS PRESIDENT,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     AMENDMENT OF ARTICLES OF INCORPORATION, AS SET            Mgmt          For                            For
       FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

03     ELECTION OF MR. KOOK HYUN MOON AS DIRECTOR,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

04     APPROVAL OF MANAGEMENT CONTRACT, AS SET FORTH             Mgmt          For                            For
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KUBOTA CORPORATION                                                                          Agenda Number:  932549706
--------------------------------------------------------------------------------------------------------------------------
        Security:  501173207
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2006
          Ticker:  KUB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     MATTERS CONCERNING THE APPROVAL OF PROPOSED               Mgmt          For                            For
       APPROPRIATIONS OF UNAPPROPRIATED RETAINED EARNINGS
       FOR THE 116TH PERIOD.

02     MATTERS CONCERNING PARTIAL AMENDMENTS TO THE              Mgmt          For                            For
       ARTICLES OF INCORPORATION.

03     MATTERS CONCERNING AMENDMENT TO THE ARTICLE               Mgmt          For                            For
       OF INCORPORATION REGARDING A CHANGE OF THE
       DECISION-MAKING ENTITY FOR APPROPRIATION OF
       RETAINED SURPLUS, ETC.

04     DIRECTOR
       DAISUKE HATAKAKE                                          Mgmt          For                            For
       MORIYA HAYASHI                                            Mgmt          For                            For
       YOSHIHIRO FUJIO                                           Mgmt          For                            For
       TOSHIHIRO FUKUDA                                          Mgmt          For                            For
       YASUO MASUMOTO                                            Mgmt          For                            For
       YOSHIHARU NISHIGUCHI                                      Mgmt          For                            For
       EISAKU SHINOHARA                                          Mgmt          For                            For
       NOBUO IZAWA                                               Mgmt          Withheld                       Against
       YOSHIHIKO TABATA                                          Mgmt          For                            For
       KAZUNOBU UETA                                             Mgmt          For                            For
       TOKUJI OHGI                                               Mgmt          For                            For
       MORIMITSU KATAYAMA                                        Mgmt          For                            For
       NOBUYUKI TOSHIKUNI                                        Mgmt          For                            For
       HIROKAZU NARA                                             Mgmt          For                            For
       MASAYOSHI KITAOKA                                         Mgmt          For                            For
       TETSUJI TOMITA                                            Mgmt          For                            For
       MASATOSHI KIMATA                                          Mgmt          For                            For
       NOBUYO SHIOJI                                             Mgmt          For                            For
       TAKESHI TORIGOE                                           Mgmt          For                            For
       SATORU SAKAMOTO                                           Mgmt          For                            For
       HIDEKI IWABU                                              Mgmt          Withheld                       Against




--------------------------------------------------------------------------------------------------------------------------
 KURARAY CO LTD                                                                              Agenda Number:  700999230
--------------------------------------------------------------------------------------------------------------------------
        Security:  J37006137
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3269600007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Allow Use  of Electronic Systems for Public
       Notifications, Approve Minor Revisions
       Related to the New Commercial Code

3      Amend Articles to: Increase Authorized Capital            Mgmt          Against                        *
       from 700 Million to One        Billion Shares

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

4.6    Appoint a Director                                        Mgmt          For                            *

4.7    Appoint a Director                                        Mgmt          For                            *

4.8    Appoint a Director                                        Mgmt          For                            *

4.9    Appoint a Director                                        Mgmt          For                            *

4.10   Appoint a Director                                        Mgmt          For                            *

5.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.3    Appoint a Corporate Auditor                               Mgmt          For                            *

6      Approve Final Payment Associated with Abolition           Other         Abstain                        *
       of Retirement Benefit System  for Directors
       and Auditors

7      Amend the Compensation to be Received by Directors        Mgmt          For                            *

8      Amend the Compensation to be Received by Corporate        Mgmt          For                            *
       Auditors

9      Authorize Use of Stock Options for Directors              Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 L'AIR LIQUIDE, PARIS                                                                        Agenda Number:  700896597
--------------------------------------------------------------------------------------------------------------------------
        Security:  F01764103
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  FR0000120073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       REGISTERED SHARES: 1 TO 5 DAYS PRIOR TO THE               Non-Voting    No vote
       MEETING DATE, DEPENDS ON COMPANY S BY-LAWS.
       BEARER SHARES: 6 DAYS PRIOR TO THE MEETING
       DATE. FRENCH RESIDENT SHAREOWNERS MUST COMPLETE,
       SIGN AND FORWARD THE PROXY CARD DIRECTLY TO
       THE SUB CUSTODIAN. PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN THE NECESSARY
       CARD, ACCOUNT DETAILS AND DIRECTIONS. THE FOLLOWING
       APPLIES TO NON-RESIDENT SHAREOWNERS: PROXY
       CARDS: ADP WILL FORWARD VOTING INSTRUCTIONS
       TO THE GLOBAL CUSTODIANS THAT HAVE BECOME REGISTERED
       INTERMEDIARIES, ON ADP VOTE DEADLINE DATE.
       IN CAPACITY AS REGISTERED INTERMEDIARY, THE
       GLOBAL CUSTODIAN WILL SIGN THE PROXY CARD AND
       FORWARD TO THE LOCAL CUSTODIAN. IF YOU ARE
       UNSURE WHETHER YOUR GLOBAL CUSTODIAN ACTS AS
       REGISTERED INTERMEDIARY, PLEASE CONTACT ADP.
       TRADES/VOTE INSTRUCTIONS: SINCE FRANCE MAINTAINS
       A VERIFICATION PERIOD, FOR VOTE INSTRUCTIONS
       SUBMITTED THAT HAVE A TRADE TRANSACTED (SELL)
       FOR EITHER THE FULL SECURITY POSITION OR A
       PARTIAL AMOUNT AFTER THE VOTE INSTRUCTION HAS
       BEEN SUBMITTED TO ADP AND THE GLOBAL CUSTODIAN
       ADVISES ADP OF THE POSITION CHANGE VIA THE
       ACCOUNT POSITION COLLECTION PROCESS, ADP HAS
       A PROCESS IN EFFECT WHICH WILL ADVISE THE GLOBAL
       CUSTODIAN OF THE NEW ACCOUNT POSITION AVAILABLE
       FOR VOTING. THIS WILL ENSURE THAT THE LOCAL
       CUSTODIAN IS INSTRUCTED TO AMEND THE VOTE INSTRUCTION
       AND RELEASE THE SHARES FOR SETTLEMENT OF THE
       SALE TRANSACTION. THIS PROCEDURE PERTAINS TO
       SALE TRANSACTIONS WITH A SETTLEMENT DATE PRIOR
       TO MEETING DATE + 1

       PLEASE NOTE THAT THIS IS A MIX MEETING.THANK              Non-Voting    No vote
       YOU

O.1    Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and its Chairman and
       of the Auditors and approve the Company s financial
       statements and the balance sheet for the YE
       31 DEC 2005, as presented and showing net income
       of EUR 597,078,673.00

O.2    Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and of its Chairman and
       of the Statutory Auditors and approve the consolidated
       financial statements for the said FY, in the
       form presented to the meeting

O.3    Approves the recommendations of the Executive             Mgmt          For                            For
       Committee and the appropriation of the income
       for the FY, the shareholders will receive a
       net dividend of EUR 3.85 per share, and will
       entitle natural persons to the 40% allowance,
       this dividend will be paid on 16 MAY 2006,
       as required by law

O.4    Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board, or the Board of Directors, subject to
       the adoption of the Resolution No.13, to trade
       in the Company s shares on the stock market,
       subject to the conditions described below:
       maximum purchase price: EUR 250.00, maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 10,904,762 shares, maximum
       funds invested in the share buy backs: EUR
       2,726,190,500.00,  Authority expires at end
       of 18 months ; it supersedes the fraction unused
       of the authorization granted by the shareholders
       meeting of 11 MAY 2005; and also to take all
       necessary measures and accomplish all necessary
       formalities

O.5    Approve to renew the appointment of Mrs. Beatrice         Mgmt          For                            For
       Majnoni D intignano as a Member of the Supervisory
       Board or, under suspensive condition of the
       adoption of Resolution Number 13, as a Director
       for a 4-year period

O.6    Appoint Mr. Paul Skinner as a Member of the               Mgmt          For                            For
       Supervisory Board or, under suspensive condition
       of the adoption of Resolution Number 13, as
       director for a 4-year period

O.7    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements Governed by Article L.225-86 of
       the French Commercial Code, and said report
       and the agreements referred to therein and
       notes that there was no new agreement Governed
       by said Article during the last FY

E.8    Authorize the Executive Committee or, subject             Mgmt          For                            For
       to the adoption of the Resolution Number 13,
       the Board of Directors, to reduce the share
       capital, on one or more occasions and at its
       sole discretion, by cancelling all or part
       of the shares held by the Company, in connection
       with the authorization voted by the present
       shareholders  ordinary meeting in its Resolution
       Number 14 and the ones purchased in connection
       with the authorization voted by the shareholders
       ordinary meeting of 11 MAY 2005, up to a maximum
       of 10% of the share capital over a 24-month
       period;  Authority expires at the end of 24-months
       ; it supersedes the authorization granted by
       the shareholders  meeting of 11 MAY 2005 in
       its Resolution Number 10; and also to take
       all necessary measures and accomplish all necessary
       formalities, to charge the difference between
       the book value of the cancelled shares and
       their nominal amount against all the reserves
       and the premiums

E.9    Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board or, subject to the adoption of Resolution
       Number 13, to the Board of Directors, to increase
       on one or more occasions, in France, the share
       capital to a maximum nominal amount of EUR
       250,000,000.00, by issuance, with the shareholders
       preferred subscription rights maintained,
       of ordinary shares of the Company;  Authority
       expires at the end of 26 months ; this delegation
       of powers supersedes any and all earlier delegations
       to the same effect and also to take all necessary
       measures and accomplish all necessary formalities,
       to charge the share issuance costs against
       the related premiums and deduct from the premiums
       the amounts necessary to raise the legal reserve
       to one-tenth of the new capital after each
       increase

E.10   Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board or, subject to the adoption of the Resolution
       Number 13 , to the Board of Directors to increase
       the share capital, in one or more occasions,
       to a maximum nominal amount of EUR 250,000,000.00,
       this ceiling being different and autonomous
       of the one mentioned in Resolution Number 9,
       by way of capitalizing reserves, profits, premiums
       or other means, provided that such capitalization
       is allowed by law and under the by-laws, by
       issuing bonus shares or raising the par value
       of existing shares;  Authority expires at the
       end of 26 months ; this delegation of powers
       supersedes any and all earlier delegation s
       to the same effect; and also to take all necessary
       measures and accomplish all necessary formalities;
       to charge the share issuance costs against
       the related premiums and deduct from the premiums
       the amounts necessary to raise the legal reserve
       to one-tenth of the new capital after each
       increase

E.11   Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board or, subject to the adoption of the Resolution
       Number 13 , to the Board of Directors to increase
       the share capital, in one or more occasions,
       at its sole discretion, in favour of the members,
       in France or abroad, of a Company or a Group
       savings plan, by way of issuing, in France,
       ordinary shares of the Company;  Authority
       expires at the end of 26 months ; and for an
       amount that shall not exceed EUR 200,000,000.00;
       this delegation of powers supersedes any and
       all earlier delegations to the same effect;
       and also to take all necessary measures and
       accomplish all necessary formalities; to charge
       the share issuance costs against the related
       premiums and deduct from the premiums the amounts
       necessary to raise the legal reserve to one-tenth
       of the new capital after each increase; this
       delegation supersedes, authorize the Executive
       Committee by the shareholders  extraordinary
       meeting of 12 MAY 2004 in its Resolution Number
       17 for the unused part of the authorization

E.12   Approve the Executive Committee report, to replace        Mgmt          For                            For
       the indents 4, 5 and 6 of Article Number 15
       of the Bylaws, which subject to the adoption
       of Resolution Number 13 will become the indents
       2 and 3 of the Article 9 of the new Bylaws

E.13   Approve that the Company will be ruled by Board           Mgmt          For                            For
       of Directors; it approves the text of new Bylaws
       and notes that the authorizations to granted
       to the Executive Committee or granted to the
       Board of Directors

O.14   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Benoit Potier as a
       Director, for a 4-year period

O.15   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Alain Joly as a Director,
       until the shareholders  ordinary meeting to
       be called in 2009 to approve the 2008 financial
       statements

O.16   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Edouard De Royere
       as a Director, until the shareholders  ordinary
       meeting to be called in 2008 to approve the
       2007 financial statements

O.17   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Sir. Lindsay Owen-Jones
       as a Director, until the shareholders  ordinary
       meeting to be called in 2009 to approve the
       2008 financial statements

O.18   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Thierry Desmarest
       as a Director, until the shareholders  ordinary
       meeting to be called in 2009 to approve the
       2008 financial statements

O.19   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Gerard De La Martiniere
       as a Director, until the shareholders  ordinary
       meeting to be called in 2007 to approve the
       2006 financial statements

O.20   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Cornelis Van Lede
       as a Director, until the shareholders  ordinary
       meeting to be called in 2007 to approve the
       2006 financial statements

O.21   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Rolf Krebs as a Director,
       until the shareholders  ordinary meeting to
       be called in 2008 to approve the 2007 financial
       statements

O.22   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Thierry Peugeot as
       a Director, until the shareholders  ordinary
       meeting to be called in 2009 to approve the
       2008 financial statements

O.23   Approve, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, to award total annual
       fees of EUR 550,000.00 to the Board of Directors
       Members

O.24   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of this
       meeting to carry out all filings, publications
       and other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 L'OREAL S.A., PARIS                                                                         Agenda Number:  700903099
--------------------------------------------------------------------------------------------------------------------------
        Security:  F58149133
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  FR0000120321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Verification Period:  Registered Shares: 1 to             Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws.  Bearer Shares: 6 days prior
       to the meeting date.    French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian.  Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident
       Shareowners:      Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP.    Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

       PLEASE NOTE THAT THIS A MIX MEETING. THANK YOU.           Non-Voting    No vote

O.1    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Auditors and approve the Company s
       financial statements and the balance sheet
       for the 2005 FY, presenting net earnings of
       EUR 1,589,592,354.89 against EUR 1,230,100,216.83
       for the 2004 FY

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting

O.3    Approve to recommend the Board of Directors               Mgmt          For                            For
       and resolve the income for the FY of EUR 1,589,592,354.89
       be appropriated as follows: no allocation to
       the legal reserve as it already represents
       on tenth of the share capital first dividend:
       EUR 6,587,696.60 a super dividend of EUR 652,181,963.40
       will be distributed to the shareholders the
       balance of EUR 930,822,694.89 will be allocated
       to the other reserves account and the shareholders
       will receive a net dividend of EUR 1.00 per
       share, and will entitle to the 40% allowance
       provided by the French Tax Code, this dividend
       will be paid on 10 MAY 2006 as required by
       law, it is reminded that, for the last 3 FYs,
       the dividends paid, were as follows: EUR 0.64
       for FY 2002; EUR 0.73 for FY 2003; EUR 0.82
       for FY 2004

O.4    Approve, pursuant to Article 39 of the amended            Mgmt          For                            For
       Finance Law for 2004, to transfer the amount
       of EUR 890,417,190.00 posted to the special
       reserve of long-term capital gains to the other
       reserves account and to withdraw the 2.5% extraordinary
       tax on the amount transferred to the other
       reserves account

O.5    Approve on hearing the special report of the              Mgmt          For                            For
       Auditors on agreements governed by Article
       L.225-38 of the French Commercial Code, takes
       note that there is no agreement to be submitted
       to approval.

O.6    Appoint Sir Lindsay Owen-Jones as a Director              Mgmt          For                            For
       for a 4-year period.

O.7    Appoint Mr. Francisco Castaner Basco as a Director        Mgmt          For                            For
       for a 4-year period.

o.8    Appoint Mr. Xavier Fontanet as a Director for             Mgmt          For                            For
       a 4-year period

O.9    Approve to renew the appointment of Mr. Marc              Mgmt          For                            For
       Ladreit de Lacharriere as a Director for a
       4-year period

O.10   Approve to renew the appointment of Mr. Franck            Mgmt          For                            For
       Riboud as a Director for a 4-year period

O.11   Appoint Mr. Mr. Jean-Paul Agon as a Director              Mgmt          For                            For
       for a 4-year period

O.12   Authorize the Board of Directors trade in the             Mgmt          For                            For
       Company s shares on the stock market or in
       another way, subject to the conditions described
       below: maximum purchase price: EUR 95.00; maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 65,876,966 shares; maximum
       funds invested in the share buybacks: EUR 6,300,000,000.00;
       Authority expires at the end of 18-month period
       ; and to take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       on completion of 18 months  and authorize the
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.13   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, in favour of employees
       or Corporate Officers of the Company and related
       Companies, options giving the right to subscribe
       for new shares in the Company, and-or to purchase
       existing shares and the options shall not give
       rights to a total number of shares, which shall
       exceed 12,000,000;  Authority expires at the
       end of  26-month period ; and authorize the
       Directors to take all necessary measures and
       accomplish all necessary formalities this delegation
       of powers supersedes any and all earlier delegations
       to the same effect

E.14   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on 1 or more occasions,
       at its sole discretion, in favour of employees
       (or former employees) of the Company or related
       Companies who are Members of a Company savings
       plan and for an amount that shall not exceed
       1% of the share capital, i.e. a maximal nominal
       amount of EUR 1,317,539.00, by way of issuing
       6,587,696 new shares;  Authority expires at
       the end of 26-month period ; and to take all
       necessary measures and accomplish all necessary
       formalities

E.15   Grant authority to the Board of Directors to              Mgmt          For                            For
       reduce the share capital, on 1 or more occasions,
       by cancelling up to a maximum of 1,800,000
       shares purchased by the Company, in accordance
       with Article L. 225-208 of the French Commercial
       Code;   Authority expires at the end of  26-month
       period ; and to take all necessary measures
       and accomplish all necessary formalities

E.16   Amend the Article 9 of the By-Laws in order               Mgmt          For                            For
       to allow the holding of the Board of Directors
       meetings through means of communication

E.17   Grant authority to the Bearer of an original,             Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 LG ELECTRONICS INC                                                                          Agenda Number:  700877852
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275H177
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7066570003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings - expected cash dividend:
       KRW 1,250 per 1 ordinary share, KRW 1,300
       per 1 preference share

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Members of the Auditors  Committee              Mgmt          For                            For

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LI & FUNG LTD                                                                               Agenda Number:  700947825
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5485F144
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  BMG5485F1445
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated accounts       Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of 35.5 HK cents per             Mgmt          For                            For
       share in respect of the YE 31 DEC 2005

3.a    Re-elect Mr. Henny Chan as a Director                     Mgmt          For                            For

3.b    Re-elect Mr. Danny Lau Sai Wing as a Director             Mgmt          For                            For

3.c    Re-elect Professor Franklin Warren McFarlan               Mgmt          For                            For
       as a Director

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

5.     Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from HKD 80,000,000 to HKD 100,000,000
       by creating an additional 800,000,000 new shares
       of HKD 0.025 each in the capital of the Company

6.     Approve that, conditional upon the passing of             Mgmt          For                            For
       Resolution 5 in respect of the increase of
       the authorized capital of the Company and the
       Listing Committee of The Stock Exchange of
       Hong Kong Limited  the Stock Exchange  granting
       or agreeing to grant listing of and permission
       to deal in the new shares of HKD 0.025 each
       in the capital of the Company  the Shares
       to be issued and if necessary, the Bermuda
       Monetary Authority granting its approval to
       the issue of the new shares, pursuant to this
       resolution: a) the amount standing to the credit
       of the share premium account of the Company
       as would be required to be applied in paying
       up in full at par new shares, such shares,
       credited as fully paid, to be allotted and
       distributed among the Members of the Company
       as specified in the proportion of 1 new share
       the Bonus Share  for every existing 10 shares
       then held, be capitalized and applied in such
       manner and authorize the Board of Directors
       to allot and issue such Bonus Shares; b) no
       fractional Bonus Shares shall be allotted to
       the Members of the Company and fractional entitlements
       will be aggregated and sold for the benefit
       of the Company; c) the Bonus Shares to be issued
       shall rank pari passu in all respects with
       the existing issued shares as at the date of
       issuing such Bonus Shares except that they
       will not rank for the bonus issue of shares
       mentioned in this resolution or for the final
       dividend for the YE 31 DEC 2005; and d) authorize
       the Directors to do all acts and things as
       may be necessary and expedient in connection
       with the issue of Bonus Shares as specified
       in this resolution

7.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of the Company during the relevant period,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on Share Repurchases;  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Companies Act 1981 of Bermuda
       as amended  to be held

8.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements and options during and after
       the relevant period, not exceeding the aggregate
       of (aa) 20% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing this resolution; plus
       (bb) the nominal amount of share capital repurchased
       after passing of this resolution  up to 10%
       of the aggregate nominal amount of the issued
       share capital , otherwise than pursuant to
       i) a rights issue; or ii) any share option
       scheme or similar arrangement; or iii) any
       scrip dividend or similar arrangement;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM  of the Company is required
       by the Companies Act 1981 of Bermuda  as amended
       to be held

9.     Authorize the Directors of the Company to exercise        Mgmt          For                            For
       the powers of the Company referred to Resolution
       8, as specified, in respect of the share capital
       of the Company referred to such resolution

S.10   Amend 108(A)(vii) and 116 Bye-laws of the Bye-law         Mgmt          For                            For
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 LIVEDOOR CO LTD, TOKYO                                                                      Agenda Number:  700853282
--------------------------------------------------------------------------------------------------------------------------
        Security:  J1267N139
    Meeting Type:  AGM
    Meeting Date:  25-Dec-2005
          Ticker:
            ISIN:  JP3202800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, with No Dividends           Mgmt          For                            For

2      Amend Articles to: Expand Business Lines - Change         Mgmt          For                            For
       Location of Head Office -   Authorize Public
       Announcements in Electronic Format

3      Amend Articles to: Increase Authorized Capital            Mgmt          For                            For
       - Authorize Appointment of     Alternate Statutory
       Auditors - Amend Board Size

4.1    Elect Director                                            Mgmt          For                            For

4.2    Elect Director                                            Mgmt          For                            For

4.3    Elect Director                                            Mgmt          For                            For

4.4    Elect Director                                            Mgmt          For                            For

4.5    Elect Director                                            Mgmt          For                            For

4.6    Elect Director                                            Mgmt          For                            For

4.7    Elect Director                                            Mgmt          For                            For

5      Appoint Alternate Internal Statutory Auditor              Mgmt          For                            For

6      Approve Executive Stock Option Plan                       Mgmt          For                            For

7      Approve Alternate Allocation of Income, with              Shr           For                            Against
       Final Dividends of JY 2




--------------------------------------------------------------------------------------------------------------------------
 LIVEDOOR CO LTD, TOKYO                                                                      Agenda Number:  700988718
--------------------------------------------------------------------------------------------------------------------------
        Security:  J1267N139
    Meeting Type:  EGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  JP3202800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code, Clarify the Rights and Responsibilities
       of Auditors, Increase Term of Office of
       Directors, Appoint Accounting Auditors,
       Adopt Reduction of Liability System   for Outside
       Auditors and Independent Auditors

2.1    Appoint a Director                                        Mgmt          For                            *

2.2    Appoint a Director                                        Mgmt          For                            *

2.3    Appoint a Director                                        Mgmt          For                            *

2.4    Appoint a Director                                        Mgmt          For                            *

2.5    Appoint a Director                                        Mgmt          For                            *

2.6    Appoint a Director                                        Mgmt          For                            *

3.1    Appoint a Corporate Auditor                               Mgmt          For                            *

3.2    Appoint a Corporate Auditor                               Mgmt          For                            *

3.3    Appoint a Corporate Auditor                               Mgmt          For                            *

4      Amend the Compensation to be Received by Auditors         Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 LLOYDS TSB GROUP PLC                                                                        Agenda Number:  700940491
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5542W106
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  GB0008706128
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and statutory            Mgmt          For                            For
       reports

2.     Approve the Directors  remuneration report                Mgmt          For                            For

3.a    Elect Sir Victor Blank as a Director                      Mgmt          For                            For

3.b    Elect Ms. Terri A. Dial as a Director                     Mgmt          For                            For

3.c    Elect Mr. J. P. Du Plessis as a Director                  Mgmt          For                            For

3.d    Elect Lord Leitch as a Director                           Mgmt          For                            For

4.     Re-elect Mr. A. G. Kane as a Director                     Mgmt          For                            For

5.     Re-appoint PricewaterhouseCooper LLP as the               Mgmt          For                            For
       Auditors of the Company

6.     Authorize Board to fix the remuneration of the            Mgmt          For                            For
       Auditors

7.     Authorize the Directors to issue equity or equity-linked  Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 370,781,731, USD 40,000,000,
       EUR 40,000,000 and JPY 1,250,000,000

8.     Authorize the Directors to issue equity or equity-linked  Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 71,023,408

9.     Authorize the Company to purchase ordianary               Mgmt          For                            For
       shares 568,000,000

10.    Approve Lloyds TSB Long Term Incentive Plan               Mgmt          For                            For
       2006

11.a   Authoriize to make EU political organisation              Mgmt          For                            For
       donations up to GBP 10,000 and Incur EU political
       expenditure up to GBP 10,000

11.b   Authoriize Lloyds TSB Bank Plc to make EU political       Mgmt          For                            For
       organisation donations up to GBP 100,000 and
       Incur EU political expenditure up to GBP 100,000

11.c   Authoriize Lloyds TSB Scotland Plc to make EU             Mgmt          For                            For
       political organisation donations up to GBP
       40,000 and Incur EU political expenditure up
       to GBP 40,000

11.D   Authoriize Scottish Widows Plc to make EU political       Mgmt          For                            For
       organisation donations up to GBP 30,000 and
       Incur EU political expenditure up to GBP 30,000

11.e   Authoriize Cheltenham Gloucester Plc to make              Mgmt          For                            For
       EU political organisation donations up to GBP
       10,000 and Incur EU political expenditure up
       to GBP 10,000

11.f   Authoriize Lloyds TSB Asset Finance Division              Mgmt          For                            For
       Limited to make EU political organisation donations
       up to GBP 10,000 and Incur EU political expenditure
       up to GBP 10,000

12.    Amend the Memorandum and Articles of Association          Mgmt          For                            For

13.    Approve to increase in remuneration of Non-Executive      Mgmt          For                            For
       Directors to GBP 750,000




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE BANK LTD                                                                          Agenda Number:  700768344
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q56993167
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2005
          Ticker:
            ISIN:  AU000000MBL3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial report, the report of               Non-Voting    No vote
       the voting Directors and the Auditor s report
       of the Bank for the YE 31 MAR 2005

2.     Re-elect Mr. P.M. Kirby as a Voting Director              Mgmt          For                            For
       of the Bank

3.     Re-elect Dr. J.R. Niland as a Voting Director             Mgmt          For                            For
       of the Bank

4.     Re-elect  Dr. H.M. Nugent as a Voting Director            Mgmt          For                            For
       of the Bank

5.     Approve that the annual remuneration of the               Mgmt          For                            For
       Voting Directors for acting as Voting Directors
       for the years from and including the year commencing
       on 01 JUL 2005, be increased by AUD 400,000
       from AUD 1,600,000 to such annual sum, not
       exceeding AUD 2,000,000 as the Voting Directors
       determine, to be divided in accordance with
       the Bank s Constitution

6.     Approve: a) for the purpose of section 200B               Mgmt          For                            For
       of the Corporations Act  2001   Cth   the
       Act  , the giving of benefits by: i) the Bank
       under the Bank s Directors  Profit Share Plan
       DPS plan  in accordance with the rules of
       the DPS Plan and on the basis as specified;
       ii) a superannuation fund to a person in connection
       with a person s retirement from a Board or
       Managerial Office in the Bank or a related
       body Corporate as specified; b) for the purpose
       of Rule 10.19 of the Listing Rules of Australian
       Stock Exchange Limited, the entitlement or
       potential entitlement of any Officer of the
       Bank or its child entities  being any entity
       which is controlled by the Bank within the
       meaning of Section 50AA of the Act or a subsidiary
       of the Bank  to termination benefits

7.     Approve, all in accordance with the terms of              Mgmt          For                            For
       the Plan and on the basis as specified: a)
       the participation in the Macquarie Bank Employee
       Share Option Plan   Plan   as to a maximum
       of 180,000 options, by Mr. A.E. Moss, Managing
       Director or, if Mr. Moss so elects, a Controlled
       Company  as defined in the rules of The Plan
       of his; and b) the acquisition accordingly
       by Mr. Moss or his Controlled Company of options
       up to the stated maximum and, in consequence
       of exercise of those options, of ordinary shares
       of the Bank

8.     Approve, all in accordance with the terms of              Mgmt          For                            For
       the Plan and on the basis as specified: a)
       the participation in the Macquarie Bank Employee
       Share Option Plan   Plan   as to a maximum
       of 16,000 options, by Mr. M.R.G. Johnson, Executive
       Director or, if Mr. Johnson so elects, a Controlled
       Company  as defined in the rules of The Plan
       of his; and b) the acquisition accordingly
       by Mr. Johnson or his Controlled Company of
       options up to the stated maximum and, in consequence
       of exercise of those options, of ordinary shares
       of the Bank

9.     Approve, all in accordance with the terms of              Mgmt          For                            For
       the Plan and on the basis as specified: a)
       the participation in the Macquarie Bank Employee
       Share Option Plan   Plan   as to a maximum
       of 5,620 options, by Mr. L.G. Cox, Executive
       Director or, if Mr. Cox so elects, a Controlled
       Company  as defined in the rules of The Plan
       of his; and b) the acquisition accordingly
       by Mr. Cox or his Controlled Company of options
       up to the stated maximum and, in consequence
       of exercise of those options, of ordinary shares
       of the Bank

10.    Approve, all in accordance with the terms of              Mgmt          For                            For
       the Plan and on the basis as specified: a)
       the participation in the Macquarie Bank Employee
       Share Option Plan   Plan   as to a maximum
       of 25,000 options, by Mr. D.S. Clarke, Executive
       Chairman or, if Mr. Clarke so elects, a Controlled
       Company  as defined in the rules of The Plan
       of his; and b) the acquisition accordingly
       by Mr. Clarke or his Controlled Company of
       options up to the stated maximum and, in consequence
       of exercise of those options, of ordinary shares
       of the Bank




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INFRASTRUCTURE GROUP                                                              Agenda Number:  700826297
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5701N102
    Meeting Type:  AGM
    Meeting Date:  21-Nov-2005
          Ticker:
            ISIN:  AU000000MIG8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS AGENDA IS FOR MACQUARIE             Non-Voting    No vote
       INFRASTRUCTURE TRUST (I)

1.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.1 and 10.11
       the issued of Staled Securities in Macquarie
       Infrastructure Group  MIG   of which units
       in Macquarie Infrastructure Trust (II) are
       a component  to the responsible entity and
       Macquarie Investment Management  UK  Limited
       or a related body Corporate at a price per
       Stapled Securities determined in accordance
       with the Constitution of Macquarie Infrastructure
       Trust (III) in consideration of those entities
       applying the performance fee instalment payable
       by MIG to them as at 30 JUN in each year; (a)
       the passing of a resolution by: the Members
       of Macquarie Infrastructure Trust (I); and
       the shareholders of Macquarie Infrastructure
       Bermuda Limited, in the same or substantially
       the same terms as the resolution; and (b) this
       approval being effective for performance fees
       paid or paid payable in respect of each FY
       up to and including the FYE 30 JUN 2008

S.2    Ratify and approve, for all purposes, including           Mgmt          For                            For
       Australian Stock Exchange Listing Rules 7.4
       and the Australian Securities and Investments
       Commission Class order 05/26, the issue of
       Staled Securities in Macquarie Infrastructure
       Group  of which units in Macquarie Infrastructure
       Trust (I) are a component  on 01 SEP 2005 on
       the terms as specified

S.3    Amend Clause 9.3 of the Constitution of the               Mgmt          For                            For
       Macquarie Infrastructure Trust (II) as specified

S.4    Amend the Constitution of the Macquarie Infrastructure    Mgmt          For                            For
       Trust (II) as specified

       PLEASE NOTE THAT THIS AGENDA IS FOR MACQUARIE             Non-Voting    No vote
       INFRASTRUCTURE TRUST (II)

1.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.1 and 10.11,
       the issue of stapled securities in Macquarie
       Infrastructure Group (MIG) to the Responsible
       Entity and Macquarie Investment Management
       (UK) Limited or a related body corporate at
       a price per stapled security determined in
       accordance with the Constitution of Macquarie
       Infrastructure Trust (I) in consideration of
       those entities applying the performance fee
       instalment payable by MIG to them as at 30
       June in each year whilst this approval is in
       force as the subscription price for those new
       stapled securities, subject to the passing
       of a resolution by (i) the members of Macquarie
       Infrastructure Trust (II); and (ii) the shareholders
       of Macquarie Infrastructure Bermuda Limited;
       and this approval being effective for performance
       fees paid or payable in respect of each FY
       up to and including the FYE 30 JUN 2008

S.2    Approve and ratify, for all purposes, including           Mgmt          For                            For
       Australian Stock Exchange Listing Rule 4.4
       and the Australian Securities and Investments
       Commission Class Order 05/26, the issue of
       stapled securities in Macquarie Infrastructure
       Group on 01 SEP 2005 on the terms as specified

S.3    Amend Clause 9.3 of the Constitution of the               Mgmt          For                            For
       Macquarie Infrastructure Trust (I)

S.4    Approve the amendments to the Constitution of             Mgmt          For                            For
       Macquarie Infrastructure (I) to be made by
       supplemental deed

       PLEASE NOTE THAT THIS AGENDA IS FOR MACQUARIE             Non-Voting    No vote
       INFRASTRUCTURE BERMUDA LIMITED

1.     Receive and approve the accounts and the reports          Mgmt          For                            For
       of the Directors and the Auditors of the Company
       for the YE 30 JUN 2005

2.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            For
       of the Company and authorize the Directors
       to determine the remuneration

3.     Elect Mr. Jeffrey Conyers as the Director of              Mgmt          For                            For
       the Company

4.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.1 and 10.11,
       the issue of stapled securities in Macquarie
       Infrastructure Group (MIG) to the Responsible
       Entity and Macquarie Investment Management
       (UK) Limited or a related body corporate at
       a price per stapled security determined in
       accordance with the Advisory Agreement in consideration
       of those entities applying the performance
       fee installment payable by MIG to them as at
       30 June in each year whilst this approval is
       in force as the subscription price for those
       new stapled securities, subject to the passing
       of a resolution by (i) the Members of Macquarie
       Infrastructure Trust (I); and (ii) the Members
       of Macquarie Infrastructure Bermuda Limited
       (ii); and this approval being effective for
       performance fees paid or payable in respect
       of each FY up to and including the FYE 30 JUN
       2008

5.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.4, the issue
       of stapled securities in Macquarie Infrastructure
       Group on 01 SEP 2005 on the terms as specified

6.     Approve that the name of the Company changed              Mgmt          For                            For
       from Macquarie Infrastructure Bermuda Limited
       to Marquarie Infrastructure Group International
       Limited




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700806841
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  AGM
    Meeting Date:  08-Oct-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the reports of the Directors and Auditors         Mgmt          For                            For
       and the audited financial statements the FYE
       30 JUNE 2005

2.     Declare a final dividend of 25 sen per share              Mgmt          For                            For
       less 28% income tax and a special dividend
       of 35 sen per share less 28% income tax for
       the FYE 30 JUNE 2005 as recommended by the
       Board

3.     Re-elect Mr. Tan Sri Mohamed Basir bin Ahmad              Mgmt          For                            For
       as a Director, who retires by rotation, in
       accordance with Articles 96 and 97 of the Articles
       of Association of Maybank  the Company

4.     Re-elect Mr. Mohammad bin Abdullah as a Director,         Mgmt          For                            For
       who retires by rotation, in accordance with
       Articles 96 and 97 of the Articles of Association
       of Maybank  the Company

5.     Re-elect Mr. Datuk Abdul Rahman Bin Mohd Ramli            Mgmt          For                            For
       as a Director, who retires by rotation, in
       accordance with Articles 96 and 97 of the Articles
       of Association of Maybank  the Company

6.     Re-elect Mr. Datuk Zainun Aishah Binti Ahmad              Mgmt          For                            For
       as a Director, who retires in accordance with
       Article 100 of the Articles of Association
       of Maybank

7.     Re-appoint Mr. Dato  Richard Ho Ung Hun as a              Mgmt          For                            For
       Director of the Company, who retires in accordance
       with Section 129(6) of the Companies Act, 1965
       to hold office until the next AGM

8.     Re-appoint Mr. Raja Tan Sri Muhammad Alias bin            Mgmt          For                            For
       Raja Muhd. Ali as a Director of the Company
       in accordance with Section 129(6) of the Companies
       Act, 1965 to hold office until the next AGM

9.     Approve the Directors  fees of MYR 734,386.31             Mgmt          For                            For
       in respect of the FYE 30 JUNE 2005

10.    Re-appoint Messrs. Ernst & Young as Auditors              Mgmt          For                            For
       of Maybank to hold office until the conclusion
       of the next AGM in the year 2006 and authorize
       the Board to fix their remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          Abstain                        Against
       132D of the Companies Act, 1965 and subject
       always to the approvals of all the relevant
       regulatory authorities being obtained for issue
       and allotment, to issue shares in the Company
       at any time until the conclusion of the next
       AGM and upon such terms and conditions and
       for such purposes and to such person or persons
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued share capital of the Company
       for the time being




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700807007
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  08-Oct-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to insert a new Clause 3(u)(A) after              Mgmt          For                            For
       Clause 3(u) of the Memorandum of Association

S.2    Amend, conditional upon the passing of Special            Mgmt          For                            For
       Resolution 1, the Company s Articles of Association
       by inserting a new Article 6A after Article
       6, by inserting a new sub-paragraph at the
       end of the existing Article 51(1)(d) and by
       the deletion of the words   other than shares
       of the Company   in Article 115(2) as specified




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700826007
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, Mayban Fortis to acquire 210,060,496             Mgmt          For                            For
       ordinary shares of MYR 1.00 each in MNIH representing
       approximately 73.62% of its equity interest
       as 18 OCT 2005  for a cash consideration of
       MYR 4.02 per share or totaling approximately
       MYR 844,443,194 in accordance with the terms
       and conditions Sale of Shares Agreement with
       PNB and ARN-ASB dated29 AUG 2005; and in accordance
       with the provisions of the Malaysian Code on
       takeovers and mergers, 1998 and any other relevant
       laws and regulations to Mayban Fortis to undertake
       a MGO to acquire the remaining voting shares
       in MNIH, not owned by Mayban Fortis and persons
       acting in concert with it   MNIH MGO   and
       MNIH, to undertake a MGO to acquire the remaining
       voting shares in MNIB, not owned by MNIH
       MNIB MGO   and authorize the Board of Directors
       of Maybank to give effect to the proposed MNIH
       acquisition, MNIH MGO and MNIB MGO  collectively,
       the proposals  with full power to assent to
       any condition and/or amend in any manner as
       may be required by the relevant authorities
       and to deal with all matters relating there
       to and to enter into all such agreements, arrangements,
       undertakings, indemnities, transfer and assignments
       with any party or parties and to take all steps
       and to do all acts and things in any manner
       as the Board of Directors may deem necessary
       and expedient to implement, finalize and give
       full effect to the proposals, including all
       necessary steps to ensure the successful delisting
       of MNIH from the Main Board of Bursa Malaysian
       Securities Berhad




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIA INTERNATIONAL SHIPPING CORPORATION BHD MISC                                        Agenda Number:  700783726
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5625T103
    Meeting Type:  EGM
    Meeting Date:  18-Aug-2005
          Ticker:
            ISIN:  MYL3816OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Approve, subject to the passing of the Resolution         Mgmt          For                            For
       2 and Special Resolution 1 and the approval-inprinciple
       of Bursa Malaysia Securities Berhad for the
       listing of and quotation for the 1,859,913,793
       new MISC Shares to be issued hereunder, and
       that the Directors of the Company capitalize
       and apply a total sum of MYR 1,859,913,793
       from the Company s retained profits and share
       premium account; and authorize the Directors
       of the Company to apply such sums and to issue
       at par of 1,859,913,793 new MISC Shares  Bonus
       Shares , to be credited as fully paid-up and
       such Bonus Shares to be allotted to the registered
       shareholders of the Company whose names appear
       on the Record of Depositors at the close of
       business on an entitlement date to be determined
       by the Directors of the Company, in the proportion
       of 1 bonus share for every 1 existing ordinary
       share in MISC held and fractional entitlements
       be disregarded and dealt with by the Directors
       of the Company in such manner as the Directors
       of the Company in their discretion may deem
       fit and expedient and in the interest of the
       Company and such Bonus shares shall, upon allotment
       and issue thereof rank pari passu in all respects
       with the existing ordinary shares in MISC,
       save and except that they shall not be entitled
       to any dividends, rights, allotments and/or
       other forms of distributions, the entitlement
       date of which is prior to the date of allotment
       of the Bonus shares, including the proposed
       final tax exempt dividend of 20 sen per ordinary
       share and the proposed special tax exempt dividend
       of 20 sen per ordinary share declared for the
       FYE 31 MAR 2005; and authorize the Directors
       to give effect to the aforesaid proposed bonus
       issue with full power to assent to any conditions,
       variations, modifications and/or amendments
       in any manner as may be required by any relevant
       authorities and to deal with all matters relating
       thereto and to take such steps and do all acts
       and things in any manner as they may deem necessary
       or expedient to implement, finalize and give
       full effect to the proposed bonus issue

O.2    Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from MYR 2,500,000,001 comprising
       MYR 2,500,000,000 ordinary shares of MYR 1.00
       each and 1 preference share of MYR 1.00 to
       MYR 5,000,000,001 comprising 5,000,000,000
       ordinary shares of MYR 1.00 each and 1 preference
       share of MYR 1.00 and authorize the Directors
       of the Company or the Secretary to give effect
       to the proposed increase in authorized share
       capital with full power to assent to any conditions,
       variations, modifications and/or amendments
       in any manner as may be required by any relevant
       authorities and to deal with all matters relating
       thereto and to take such steps and do all acts
       and things in any manner as they may deem necessary
       or expedient to implement, finalize and give
       full effect to do the necessary filing with
       the relevant authority to effect such increase

S.1    Amend Clause 5 of the Company s Memorandum of             Mgmt          For                            For
       Association and Article 3A of the Company s
       Articles of Association to reflect the proposed
       increase in the authorized share capital and
       authorize the Directors of the Company to give
       effect to the aforesaid proposed amendments
       to the Memorandum of Association and Articles
       of Association with full power and discretion
       to assent to any conditions, variations, modifications
       and/or amendments as may be required by the
       relevant authorities, and to deal with all
       matters relating thereto and to take all such
       steps and do all acts and things in any manner
       as they may deem necessary or expedient in
       the best interest of the Company to implement,
       finalize and give full effect to the proposed
       amendments to the Memorandum of Association
       and Articles of Association, for and on behalf
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIA INTERNATIONAL SHIPPING CORPORATION BHD MISC                                        Agenda Number:  700783764
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5625T103
    Meeting Type:  AGM
    Meeting Date:  18-Aug-2005
          Ticker:
            ISIN:  MYL3816OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the FYE 31 MAR 2005 and the report of the
       Directors and the Auditors thereon

2.     Declare a final dividend of 20 sen per share              Mgmt          For                            For
       and a special dividend of 20 sen per share
       Malaysian Income Tax exempted  in respect
       of the FYE 31 MAR 2005

3.1    Re-elect Mr. Dato Kalsom binti Abd Rahman as              Mgmt          For                            For
       a Director, who retires pursuant to Article
       95

3.2    Re-elect Mr. Nasarudin bin Md. Idris as a Director,       Mgmt          For                            For
       who retires pursuant to Article 95

3.3    Re-elect Mr. Tan Sri Dato Seri Dr. Hj Zainul              Mgmt          For                            For
       Ariff bin Hj Hussain as a Director, who retires
       pursuant to Article 97

3.4    Re-elect Mr. Harry K. Menon as a Director, who            Mgmt          For                            For
       retires pursuant to Article 97

4.     Approve the Directors  fees for the FYE 31 MAR            Mgmt          For                            For
       2005

5.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

S.6    Approve to change the name of the Company from            Mgmt          For                            For
       Malaysia International Shipping Corporation
       Berhad to Misc Berhad to be effective from
       the date when the Companies Commission of Malaysia
       CCM registers the change of name as stated
       in the Certificate of Incorporation on the
       change of name of company and the name Misc
       Berhad be substituted for Malaysia International
       Shipping Corporation Berhad wherever the latter
       name appears in the Company ’s Memorandum
       and Articles of Association and authorize the
       Directors/Secretary of the Company to carry
       out the formalities and to do all acts necessary
       to implement the change of name

7.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 MARKS AND SPENCER GROUP PLC                                                                 Agenda Number:  700756274
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5824M107
    Meeting Type:  AGM
    Meeting Date:  13-Jul-2005
          Ticker:
            ISIN:  GB0031274896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       financial statements for the 52 weeks ended
       02 APR 2005, together with the report of the
       Auditor

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Declare a final dividend                                  Mgmt          For                            For

4.     Elect Mr. Ian Dyson as a Director                         Mgmt          For                            For

5.     Elect Mr. Anthony Habgood                                 Mgmt          For                            For

6.     Elect Mr. Steven Holliday                                 Mgmt          For                            For

7.     Re-elect Mr. Jack Keenan                                  Mgmt          For                            For

8.     Appoint Lord Burns                                        Mgmt          For                            For

9.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       of the Company to hold the office until the
       conclusion of the next OGM at which accounts
       are laid before the Company

10.    Authorize the Audit Committee to determine Auditors       Mgmt          For                            For
       remuneration

11.    Approve to renew the authority conferred to               Mgmt          For                            For
       the Directors of the Company, in pursuant to
       the Article14(B)(i) of the Articles of the
       Association of the Company until the conclusion
       of the AGM in 2006 or on 12 OCT 2006 whichever
       is earlier to allot relevant securities up
       to an aggregate nominal amount of GBP 138,222,530

S.12   Approve to renew the authority conferred to               Mgmt          For                            For
       the Directors of the Company, in pursuant to
       the Article14(B)(ii) of the Articles of the
       Association of the Company until the conclusion
       of the AGM in 2006 or on 12 OCT 2006 whichever
       is earlier to allot equity securities wholly
       for cash with the rights issue up to an aggregate
       nominal amount of GBP 20,733,379

S.13   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  of
       up to 165 million ordinary shares of 25p each,
       at a pay of 25p and not more than 105% of the
       average middle market price for such shares
       according to the Daily Official List of the
       London Stock Exchange, for the 5 business days;
       Authority expires the earlier of the conclusion
       of the AGM of the Company in 2006 or 12 OCT
       2006 ; the Company, before the expiry, may
       make purchase ordinary shares which will or
       may be executed wholly or partly after such
       expiry

S.14   Amend the Articles of Association by inserting            Mgmt          For                            For
       a sentence in Article 87 and by replacing the
       entire Article 156 with new Article

15.    Approve the Marks and Spencer Group Performance           Mgmt          For                            For
       Share Plan 2005  The Plan  as specified and
       the rules of which are produced to the meeting
       and signed by the Chairman for the purposes
       of identification and authorize the Directors
       to make such modification to the Plan as they
       may consider appropriate t take account of
       the requirements of the UK Listing authority
       and best practice and to adopt the Plan as
       so modified and to do all such acts and things
       as they may consider appropriate to implement
       the plan; and establish further plans for the
       benefit of employees outside the UK, based
       on the Plan but modified to take account of
       local tax, exchange control or securities laws
       in overseas territories, provided that any
       shares made available under such plans are
       treated as counting again the limits on individual
       and overall participation contained in the
       plan

16.    Approve the Marks and Spencer Group Executive             Mgmt          For                            For
       Share Option Plan 2005  the Option Plan  as
       specified and the notice and the rules of which
       are produced to the meeting and signed by the
       Chairman for the purposes of identification
       and authorize the Directors to make such medication
       to the Option Plan as they may consider appropriate
       to take account of there requirements of the
       inland revenue, the UK Listed Authority and
       best practice and to adopt the Option plan
       as so modified and to do all such acts and
       things as they may consider appropriate to
       implement the option plan and as so modified
       and to do all such acts and things as they
       may consider appropriate to implement the Option
       Plan and establish further plans for the benefit
       of employees outside the UK, based on the Option
       Plan, but modified to take account of local
       tax, exchange control or securities laws in
       overseas territories, provided that any shares
       made available under such plans are treated
       as counting against the limits on individual
       and overall participation contained in the
       Option plan




--------------------------------------------------------------------------------------------------------------------------
 MARUBENI CORPORATION                                                                        Agenda Number:  700949398
--------------------------------------------------------------------------------------------------------------------------
        Security:  J39788138
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3877600001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend for Ordinary Shares JPY5,
       Class I First Issue Preferred Shares JPY10

2.     Amend the Articles of Incorporation: Allow Use            Mgmt          For                            *
       of Electronic Systems for Public Notifications,
       Approve Revisions Related to the New Commercial
       Code, Introduction of Provision for Class Shareholders
       Meeting

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Appoint a Substitute Corporate Auditor                    Mgmt          For                            *

6.     Amend the Compensation to be received by Directors        Mgmt          For                            *

7.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 MEDIASET SPA                                                                                Agenda Number:  700902794
--------------------------------------------------------------------------------------------------------------------------
        Security:  T6688Q107
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  IT0001063210
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No vote
       APR 2006 HAS BEEN POSTPONED TO 20 APR 2006.
       PLEASE ALSO NOTE THE NEW CUTOFF DATE 14 APR
       2006. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.A.1  Approve balance sheet report as of 31 DEC 05,             Mgmt          For                            For
       the Board of Directors  report on Management
       s activity, the Internal and External Auditors
       reports; resolutions related there to

O.A.2  Approve earnings  distribution, resolutions               Mgmt          For                            For
       related there to

O.B    Receive consolidated balance sheet report as              Mgmt          For                            For
       of 31 DEC 05, the Board of Directors  and Internal
       Auditors  reports

O.C.3  Approve the number of Members of the Board of             Mgmt          For                            For
       Directors

O.C.4  Approve the Directors  term of office                     Mgmt          For                            For

O.C.5  Approve the Board of Directors  emolument                 Mgmt          Abstain                        Against

O.C.6  Appoint the Directors                                     Mgmt          For                            For

O.C.7  Appoint the Board of Directors  Chairman                  Mgmt          For                            For

O.D.8  Approve to set up a Stock Option Plan in favor            Mgmt          Abstain                        Against
       of the Company and the associates Companies
       employees; resolutions related there to

O.E.9  Authorize the Board of Directors to buy and               Mgmt          For                            For
       sell own shares, also taking into consideration
       the Stock Options Plans; resolutions related
       there to

E.F10  Amend some Bylaw s Articles and approve to introduce      Mgmt          For                            For
       a new one, also in accordance with the provisions
       of the Law number 262 of 28 DEC 05; to renumber
       Bylaw s Articles and adopt a new complete text

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No vote
       APR 2006 HAS BEEN POSTPONED TO 20 APR 2006.
       PLEASE ALSO NOTE THE NEW CUTOFF DATE 14 APR
       2006. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MEDIATEK INCORPORATION                                                                      Agenda Number:  700997894
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5945U103
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2006
          Ticker:
            ISIN:  TW0002454006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 300383 DUE TO RECEIPT OF DIRECTORS  AND
       SUPERVISORS  NAMES. ALL VOTES RECEIVED ON THE
       PREVIOUS MEETING WILL BE DISREGARDED AND YOU
       WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE.
       THANK YOU

1.1    Approve the report on business operating results          Mgmt          For                            For
       for 2005

1.2    Approve to rectify the financial statements               Mgmt          For                            For
       of 2005 by the Company Supervisors

2.1    Approve the business reports and the financial            Mgmt          For                            For
       statements for 2005

2.2    Approve the distribution of profits of 2005;              Mgmt          For                            For
       cash dividend TWD 11 per share

3.1    Approve to issue the new shares from distribution         Mgmt          Against                        Against
       of profits and employees bonus; stock dividend
       100 shares per 1,000; shares from retained
       earnings subject to 20% withholding tax

3.2    Amend the Articles of Incorporation                       Mgmt          For                            For

3.3    Amend the procedures of the acquisition or disposal       Mgmt          For                            For
       of substantial assets

3.4.1  Elect Mr. Ming-Kai Tsai  ID Number T101240943             Mgmt          For                            For
       as a Director

3.4.2  Elect Mr. Jyh-jer Cho  ID Number N21472777                Mgmt          For                            For
       as a Director

3.4.3  Elect Mr. Ching-Jiang Hsieh  ID Number P121553027         Mgmt          For                            For
       as a Director

3.4.4  Elect National Taiwan University, Statutory               Mgmt          For                            For
       Representative: Mr. Ming-je Tang  ID Number
       A100065459  as a Director

3.4.5  Elect National Chiao Tung University, Statutory           Mgmt          For                            For
       Representative: Mr. Chung-yu Wu  ID Number
       Q101799920  as a Director

3.4.6  Elect National Tsing Hua University, Statutory            Mgmt          For                            For
       Representative: Mr. Chung-lang Liu  ID Number
       S124811949  as a Supervisor

3.4.7  Elect National Cheng Kung University, Statutory           Mgmt          For                            For
       Representative: Mr. Yan-Kuin Su  ID Number
       E101280641  as a Supervisor

3.4.8  Elect MediaTek Capital Corp., Statutory Representative:   Mgmt          For                            For
       Mr. Paul Wang  ID Number A102398755  as a Supervisor

3.5    Approve to allowing Directors to hold responsibilities    Mgmt          For                            For
       with competitors

4.     Other and extraordinary motions                           Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 MERCK KGAA                                                                                  Agenda Number:  700961774
--------------------------------------------------------------------------------------------------------------------------
        Security:  D5357W103
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  DE0006599905
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the annual financial statements,          Non-Voting    No vote
       the Management report as well as the consolidated
       financial statements and the Group Management
       report and the report of the Supervisory Board
       for the FY 2005

2.     Resolution on the adoption of the annual financial        Mgmt          For                            For
       statements of Merck KGAA for the YE 31 DEC
       2005

3.     Resolution on appropriation of net retained               Mgmt          For                            For
       profit for FY 2005

4.     Resolution on approving the acts of the Executive         Mgmt          For                            For
       Board for FY 2005

5.     Resolution on approving the acts of the Supervisory       Mgmt          For                            For
       Board for the FY 2005

6.     Appointment KPMG Deutsche Treuhand-Gesellschaft           Mgmt          For                            For
       Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
       Mannheim, as the Auditors for the FY 2006

7.     Resolutions on approval for concluding affiliation        Mgmt          For                            For
       contracts

8.1    Elect Prof. Dr. Rolf Krebs as a member of the             Mgmt          For                            For
       Supervisory Board

8.2    Elect Dr. Arend Oetker as a member of the Supervisory     Mgmt          For                            For
       Board

8.3    Elect Prof. Dr. Wilhelm Simson as a member of             Mgmt          For                            For
       the Supervisory Board

8.4    Elect Prof. Dr. Theo Siegert as a member of               Mgmt          For                            For
       the Supervisory Board

9.     Resolutions on amending the Articles of Incorporation     Mgmt          For                            For
       with respect to the Company gazettes

10.    Resolution on the adjustment of the total capital         Mgmt          For                            For
       and the share capital to the actual amounts
       and amend Section 4 and 5 of the Articles of
       Incorporation

11.    Resolution authorizing the exclusion of subscription      Mgmt          For                            For
       rights when utilizing the authorized capital
       by way of contributions in kind and amend Section
       5 of the Articles of Incorporation; report
       of the Executive Board on the authorization
       to exclude subscription rights in accordance
       with Section 278 Para 3, 203 Para 2 sentence
       2 AktG in conjunction with Section 186 Para
       4 sentence 2 AktG regarding this resolutions

12.    Resolution on the adjustments of Contingent               Mgmt          For                            For
       Capital III and amend Section 5 of the Articles
       of Incorporation

13.    Resolution on the adjustment of Contingent Capital        Mgmt          For                            For
       I and amend Section 5 para 4 of the Articles
       of Incorporation

14.    Resolution on amendment to Section 21, 22 and             Mgmt          For                            For
       23 of the Articles of Incorporation subsequent
       to the German Act on Corporate Integrity and
       the right to set aside resolutions of shareholders'
       meeting  UMAG

15.    Resolution on the change in participation in              Mgmt          For                            For
       the result of E. Merk and amend Section 27,
       29 and 30 of the Articles of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 METRO AG, DUESSELDORF                                                                       Agenda Number:  700921631
--------------------------------------------------------------------------------------------------------------------------
        Security:  D53968125
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  DE0007257503
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the approved financial statements,        Non-Voting    No vote
       and the approved consolidated financial statements,
       the management reports for Metro AG and the
       Metro Group for the FY 2005, including the
       report by the Supervisory Board and the resolution
       on the appropriation on the balance sheet profit

2.     Resolution on the formal approval of the acts             Mgmt          For                            For
       of the Members of the Management Board for
       the FY 2005

3.     Resolution on the formal approval of the acts             Mgmt          For                            For
       of the Members of the Supervisory Board for
       the FY 2005

4.     Election of KPMG Deutsche Treuhand-Gesellschaft           Mgmt          For                            For
       Aktiengesellschaft as the Auditor for the annual
       financial statements and the consolidated financial
       statements for the FY 2006

5.1    Elect Dr. Eckhard Cordes as the Member of the             Mgmt          For                            For
       Supervisory Board

5.2    Elect Mr. Peter Kupfer as the Member of the               Mgmt          For                            For
       Supervisory Board

6.     Resolution on the authorization to acquire Company        Mgmt          For                            For
       stock

7.     Resolution on the amendment of Article 16 of              Mgmt          For                            For
       the Articles of Association  registration for
       and attendance of the General Meeting




--------------------------------------------------------------------------------------------------------------------------
 METSO CORPORATION                                                                           Agenda Number:  700874185
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53579102
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2006
          Ticker:
            ISIN:  FI0009007835
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve to pay a dividend of EUR 1.40 per share           Mgmt          For                            For

1.3    Grant discharge from liability                            Mgmt          Against                        Against

1.4    Approve the remuneration of the Board Members             Mgmt          Abstain                        Against

1.5    Approve the remuneration of the Auditor(s)                Mgmt          Abstain                        Against

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Elect the Auditor(s)                                      Mgmt          For                            For

2.     Authorize the Board to acquire the Company s              Mgmt          For                            For
       own shares

3.     Authorize the Board to dispose the Company s              Mgmt          For                            For
       own shares

4.     Approve to increase the share capital by issuing          Mgmt          Against                        Against
       new shares convertible bonds and/or stock options

5.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            Against
       PROPOSAL: Elect the Nomination Committee




--------------------------------------------------------------------------------------------------------------------------
 MILLEA HOLDINGS,INC.                                                                        Agenda Number:  700949374
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4276P103
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3910660004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 15,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications, Decrease Authorized Capital

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Change in the amount of remuneration              Mgmt          For                            *
       to Directors and Corporate Auditors and determination
       of remuneration to Directors and Corporate
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 MITSUBISHI CORPORATION                                                                      Agenda Number:  700991640
--------------------------------------------------------------------------------------------------------------------------
        Security:  J43830116
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3898400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   22,  Directors  bonuses
       JPY 280,000,000 (excluding Outside Directors)

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code (Please refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

3.15   Appoint a Director                                        Mgmt          For                            *

3.16   Appoint a Director                                        Mgmt          For                            *

3.17   Appoint a Director                                        Mgmt          For                            *

3.18   Appoint a Director                                        Mgmt          For                            *

4      Approve Issuance of Share Acquisition Rights              Mgmt          For                            *
       as Stock Options to Directors    (excluding
       Outside Directors)

5      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors

6      Amend the Compensation to be received by Directors        Mgmt          For                            *
       and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 MITSUBISHI ESTATE COMPANY,LIMITED                                                           Agenda Number:  700949069
--------------------------------------------------------------------------------------------------------------------------
        Security:  J43916113
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3899600005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 5

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

4.     Approve Retirement Bonus for retiring Directors           Mgmt          For                            *
       ; Due to the abolishment of the Retirement
       Bonus System, Grant accrued benefits to continuing
       Directors

5.     Approve Retirement Bonus for retiring Corporate           Mgmt          For                            *
       Auditors; Due to the abolishment of the Retirement
       Bonus System, Grant accrued benefits to continuing
       Corporate Auditors

6.     Approve to amend the Compensation to be received          Mgmt          For                            *
       by Directors as Stock Option

7.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 MITSUBISHI HEAVY INDUSTRIES,LTD.                                                            Agenda Number:  700993858
--------------------------------------------------------------------------------------------------------------------------
        Security:  J44002129
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3900000005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   4, Corporate Officers
       bonuses JPY 110,000,000 (including JPY 9,400,000
       to    the Corporate Auditors)(excluding Outside
       Directors and Auditors)

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code, Allow Use of Electronic Systems for Public
       Notifications,    Institute new provisions
       relating to the Bylaws of the Board of Directors
       and the Board of Statutory Auditors, Limit
       Liabilities of Outside Directors       (Please
       refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

3.15   Appoint a Director                                        Mgmt          For                            *

3.16   Appoint a Director                                        Mgmt          For                            *

3.17   Appoint a Director                                        Mgmt          For                            *

4      Grant of Retirement Allowance to Retiring Directors       Mgmt          Abstain                        *
       and Final Payment to      Directors and Statutory
       Auditors upon Termination of Retirement Allowance
       System

5      Amend the Compensation to be Received by Directors        Mgmt          For                            *
       and Corporate Auditors

6      Grant of Stock Acquisition Rights to Directors            Mgmt          For                            *
       as Stock Options for           Stock-linked
       Compensation




--------------------------------------------------------------------------------------------------------------------------
 MITSUI & CO.,LTD.                                                                           Agenda Number:  700949350
--------------------------------------------------------------------------------------------------------------------------
        Security:  J44690139
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3893600001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 14, Directors  bonuses
       JPY 230,000,000 (excluding Outside Directors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MITSUI SUMITOMO INSURANCE COMPANY,LIMITED                                                   Agenda Number:  700990369
--------------------------------------------------------------------------------------------------------------------------
        Security:  J45174109
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3888200007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 9

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications (Please refer to the attached
       PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Appoint a Substitute Corporate Auditor                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MITSUI TRUST HOLDINGS INC, TOKYO                                                            Agenda Number:  701013485
--------------------------------------------------------------------------------------------------------------------------
        Security:  J6150N104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3892100003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Allow Use  of Electronic Systems for Public
       Notifications, Appoint Independent Auditors,
       Approve Minor Revisions Related to the New
       Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 MIZUHO FINANCIAL GROUP,INC.                                                                 Agenda Number:  700949209
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4599L102
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3885780001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits                          Mgmt          For                            *

2.     Approve Repurchase of the Company s Own Stock             Mgmt          For                            *
       (Preferred Stock)

3.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

5.     Appoint a Corporate Auditor                               Mgmt          For                            *

6.     Grant Retirement Allowances to the retiring               Mgmt          Abstain                        *
       Corporate Auditor




--------------------------------------------------------------------------------------------------------------------------
 MOL MAGYAR OLAJ- ES GAZIPARI RT                                                             Agenda Number:  700909116
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5462R112
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  HU0000068952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Closing the business year 2005; Receive the               Mgmt          For                            For
       report of the Board of Directors on the 2005
       business operation as prescribed by the act
       on accounting presentation of the proposal
       for the financial statements  parent company
       and consolidated in compliance with International
       Financial Reporting Standards as adopted by
       the European Union  IFRS  and distribution
       of profit after taxation; receive  the Auditors
       report on the 2005 report, closing statement
       and the report of the Supervisory Board on
       the 2005 reports and the proposal for the distribution
       of profit after taxation; approve the decision
       on the 2005 financial statements of the Company
       as prescribed by the act on accounting  parent
       Company and consolidated incompliance with
       IFRS , distribution of profit after taxation,
       amount of dividend and the decision on the
       approval of the corporate governance declaration

2.     Appoint the Auditor and determine the remuneration        Mgmt          For                            For

3.     Authorize of the Board of Directors to acquire            Mgmt          For                            For
       treasury shares

4.     Approve the amendment to the Company s name,              Mgmt          For                            For
       branch offices, business premises and scope
       of activity as well as the related amendments
       of Article 3  name of the Company ; Article
       4  business premises and branch offices  and
       Article 5  scope of activity of the articles
       of association

5.     Approve the amendment to the Articles of Association;     Mgmt          For                            For
       the amendment of the Articles relating the
       convening and procedure of the general meeting,
       registration of the shareholders or the nominees,
       shareholder proxy, closing of the share register
       and blocking of shares following the closing
       of the share register; the amendment of Articles
       related to Board of Directors and Supervisory
       Board; authorize of the Board of Directors
       in the Articles of Association to amend the
       Company s name, seat, business premises and
       branch offices and the Company s scope of activity,
       except for the main activity; the amendment
       of the Articles relating to the payment of
       dividend

6.     Approve the amended Charter of the Supervisory            Mgmt          For                            For
       Board

7.     Appoint the Audit Committee from the Independent          Mgmt          For                            For
       Members of the Supervisory Board

8.     Approve the principles and the framework of               Mgmt          For                            For
       Company s long-term incentive scheme for senior
       employees

       PLEASE NOTE THAT IF THERE IS NO QUORUM THE REPEATED       Non-Voting    No vote
       AGM WILL BE HELD ON THE SAME DAY AND LOCATION
       AT 11.00 A.M.




--------------------------------------------------------------------------------------------------------------------------
 MURATA MANUFACTURING COMPANY,LTD.                                                           Agenda Number:  700947205
--------------------------------------------------------------------------------------------------------------------------
        Security:  J46840104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3914400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 40, Directors  bonuses
       JPY 120,000,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700767607
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  EGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that: the conditional on the admission            Mgmt          For                            For
       to the Daily Official List of the UK Listing
       Authority and to trading on the London Stock
       Exchange plc s market for listed securities
       becoming effective   Listing   by 8.OOam on
       01 AUG 2005  or such later time and/or date
       as the Directors may determine  of non-cumulative
       preference shares of 10 pence each  the  B
       shares   and ordinary shares of 11 17/43 pence
       each (the  New Ordinary Shares ) having the
       rights and restrictions as specified in the
       Articles of Association of the Company are
       to be amended pursuant to resolution 5 below:
       a  the authorized share capital of the Company
       to increased from GBP 500 million to GBP 815
       million by the creation of 3,150 million B
       Shares of 10 pence each; b  authorize the Directors:
       to capitalize a maximum sum not exceeding GBP
       315 million standing to the credit of the Company
       s share premium account and to apply such sum
       in paying up in full the B Shares and pursuant
       to Section 80 of the Companies Act 1985  as
       amended   the  Companies Act   to allot and
       issue such B shares credited as fully paid
       up, up to an aggregate nominal amount of GBP315
       million to the holders of the ordinary shares
       in the Company  the  Existing Ordinary Shares
       on the basis of 1B share for each existing
       ordinary share held and recorded on the register
       of Members of the Company at 500pm on 29 JUL
       2005  or such other time and/or date as the
       Directors may determine ,  authority expires
       at the earlier of the conclusion of the AGM
       in 2006 or 15 months ; c  each existing ordinary
       share as shown in the register of Members of
       the Company at 5.OOpm on 29 JUL 2005  or such
       other time and/or date as the Directors may
       determine  is subdivided into 43 shares of
       10/43 pence each and forthwith upon such subdivision
       every 49 shares of 10/43 pence each resulting
       from such subdivision is consolidated into
       1 new ordinary share of 11 17/43 pence, provided
       that no member shall be entitled, to a fraction
       of a share and all fractional entitlements
       arising out of such subdivision or consolidation
       shall be aggregated into new ordinary shares
       and the whole number of new ordinary shares
       so arising and any remaining shares of 10/43
       pence sold and the net proceeds of sale in
       excess of GBP1 distributed in due proportion
       among those Shareholders who would otherwise
       be entitled to such fractional entitlements
       and any proceeds of sales not exceeding GBP
       l retained by the Company and donated to a
       charity of the Company s choice; d) following
       the capitalization issue referred to in paragraph
       (b) above and the subdivision and the consolidation
       referred to in paragraph (c) above, each authorized
       but unissued existing ordinary share  up to
       such number as will result in a whole number
       of new ordinary shares and any balance remaining
       unconsolidated  is subdivided into 43 shares
       of 10/43 pence each and forthwith upon such
       subdivision every 49 shares of 10/43 pence
       each resulting from such subdivision is consolidated
       into a new ordinary share; e  authorize the
       Company, to make market purchases  Section
       163(3) of the Companies Act   of B shares 10%
       of the total number of the B shares created,
       at a minimum price of 10 pence for each B shares
       free of all dealing expenses and the commissions
       not more than 65 pence for each B share  free
       of all dealing expenses and the commissions
       Authority expires the earlier of the conclusion
       of the next AGM in 2006 or 15 months ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry;
       f  approve and authorized for the purposes
       of Section 165 of the Companies Act the terms
       of the contract between: 1  JPMorgan Cazenove
       Limited   JPMorgan Cazenove  ; and 2  the Company
       under which JPMorgan Cazenove will be entitled
       to require the Company to purchase B shares
       from them  a draft of which is produced to
       the meeting and signed for the purposes of
       identification by the Chairman  and  Authority
       and approval expire on 18 months

2.     Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and for the purpose
       of Section 80 of the Companies Act, to allot
       relevant securities  Section 80(2) of the Companies
       Act  up to an aggregate nominal amount of GBP
       103 million;  Authority expires on 24 JUL 2010
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.3    Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority, and pursuant to Section
       95 of the Companies Act, to allot equity securities
       Section 94(2) of the Companies Act  for cash
       pursuant to the general authority conferred
       by Resolution 2 and/or to sell equity securities
       held as treasury shares for cash pursuant to
       Section 162D of the Companies Act, disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Companies Act , provided that this power
       is limited to the allotment and/or sale of
       equity securities: a) in connection with a
       rights issue in favor of ordinary shareholders
       excluding any holder of the treasury share
       ; b) up to an aggregate nominal amount of GBP
       15 millions;  Authority expires on 24 JUL 2010
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.4    Authorize the Company, to make market purchases           Mgmt          For                            For
       Section 163(3) of the Companies Act  of up
       to 271,185,097 new ordinary shares upon Resolution
       1 being passed or 309,024,879 existing ordinary
       shares if Resolution 1 is not passed, at a
       minimum price of 11 17/43 pence for each new
       ordinary shares upon passing of Resolution
       1 or 10 pence for existing share if Resolution
       1 is not passed  and not more than 105% above
       the average market value for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM in 2006 or 15 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.5    Amend the Articles of Association of the Company          Mgmt          For                            For
       as specifies and initialed for the identification
       by the Chairman




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700767835
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  AGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and accounts for th YE 31              Mgmt          For                            For
       MAR 2005 and the Auditors  report on the accounts

2.     Declare a final dividend of 15.2 pence per ordinary       Mgmt          For                            For
       share  USD 1.3869 per American Depositary share
       for the YE 31 MAR 2005

3.     Re-appoint Mr. John Allan as a Director                   Mgmt          For                            For

4.     Re-appoint Mr. Paul Joskow as a Director                  Mgmt          For                            For

5.     Re-appoint Mr. Roger Urwin as a Director                  Mgmt          For                            For

6.     Re-appoint Mr. John Grant as a Director                   Mgmt          For                            For

7.     Re-appoint Mr. Steve Holliday as a Director               Mgmt          For                            For

8.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Company s Auditors until the conclusion of
       the next GM at which accounts are laid before
       the Company and authorize the Directors to
       set the Auditors  remuneration

9.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 MAR 2005

s.10   Approve that the name of the Company be changed           Mgmt          For                            For
       to National Grid Plc

S.11   Amend the Company s Memorandum of Association             Mgmt          For                            For
       by inserting a sentence in Clause 4.39 and
       (i) to provided a Director with funds to meet
       expenditure incurred or to be incurred by him
       in defending any criminal or civil proceedings
       or in connection with any application under
       those provision of the Companies Act 1985 Act
       1985  Section 337A(2) of the Act  and to do
       anything to enable a Director to avoid incurring
       such expenditure

S.12   Approve to adopt new  Plain English  Articles             Mgmt          For                            For
       of Association, to replace the Company existing
       Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NEC ELECTRONICS CORP, KAWASAKI                                                              Agenda Number:  700992591
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4881U109
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3164720009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Handling of Net Loss                              Other         For                            *

2      Approve Capital Reserves Reduction                        Other         For                            *

3      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Allow Use  of Electronic Systems for Public
       Notifications, Approve Minor Revisions
       Related to the New Commercial Code

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

5.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5.2    Appoint a Supplementary  Auditor                          Mgmt          For                            *

6      Authorize Use of Stock Options                            Other         For                            *

7      Approve Final Payment Associated with Abolition           Other         For                            *
       of Retirement Benefit System  for Director




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700891472
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 292695 DUE TO ADDITION OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 288474, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve to accept the financial statements and            Mgmt          For                            For
       the Statutory reports

2.     Grant discharge to the Board of Directors and             Mgmt          For                            For
       the Management

3.     Approve the allocation of incme and dividends             Mgmt          For                            For
       of CHF 9 per share

4.     Approve to reduce the capital and amend Article           Mgmt          For                            For
       5 of the Articles of Association

5.1    Re-elect Mr. Jean-Pierre Meyers as a Director             Mgmt          For                            For

5.2    Re-elect Mr. Andre Kudelski as a Director                 Mgmt          For                            For

5.3    Elect Mr. Naina Kidwai as a Director                      Mgmt          For                            For

5.4    Elect Mr. Jean-Rene Fourtou as a Director                 Mgmt          For                            For

5.5    Elect Mr. Steven Hoch as a Director                       Mgmt          For                            For

6.     Approve the mandate by shareholders to the Board          Mgmt          For                            For
       of Directors to revise the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NEWS CORPORATION                                                                            Agenda Number:  932396662
--------------------------------------------------------------------------------------------------------------------------
        Security:  65248E203
    Meeting Type:  Annual
    Meeting Date:  21-Oct-2005
          Ticker:  NWS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CHASE CAREY                                               Mgmt          For                            For
       PETER CHERNIN                                             Mgmt          For                            For
       RODERICK I. EDDINGTON                                     Mgmt          For                            For
       ANDREW S.B. KNIGHT                                        Mgmt          For                            For

02     RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY          Mgmt          For                            For
       S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

03     APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK          Mgmt          For                            For
       TO THE A.E. HARRIS TRUST, IN LIEU OF CASH,
       PURSUANT TO AN AMENDMENT TO AN AGREEMENT RELATING
       TO THE COMPANY S REINCORPORATION TO THE UNITED
       STATES IN NOVEMBER 2004.

04     APPROVAL OF THE INCREASE IN THE AGGREGATE ANNUAL          Mgmt          For                            For
       LIMIT ON THE AMOUNT OF FEES PAID TO NON-EXECUTIVE
       DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 NEXEN INC                                                                                   Agenda Number:  700914547
--------------------------------------------------------------------------------------------------------------------------
        Security:  65334H102
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  CA65334H1029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Charles W. Fischer as a Director                Mgmt          For                            For

1.2    Elect Mr. Dennis G. Flanagan as a Director                Mgmt          For                            For

1.3    Elect Mr. David A. Hentschel as a Director                Mgmt          For                            For

1.4    Elect Mr. S. Barry Jackson as a Director                  Mgmt          For                            For

1.5    Elect Mr. Kevin J. Jenkins as a Director                  Mgmt          For                            For

1.6    Elect Mr. Thomas C. O  Neill as a Director                Mgmt          For                            For

1.7    Elect Mr. Eric P. Newell as a Director                    Mgmt          For                            For

1.8    Elect Mr. Francis M. Saville as a Director                Mgmt          For                            For

1.9    Elect Mr. Richard M. Thomson as a Director                Mgmt          For                            For

1.10   Elect Mr. John M. Willson as a Director                   Mgmt          For                            For

1.11   Elect Mr. Victor J. Zaleschuk as a Director               Mgmt          For                            For

2.     Appoint Deloitte & Touche LLP as the Auditors             Mgmt          For                            For
       and authorize the Board to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 NEXT PLC, LEICESTER                                                                         Agenda Number:  700772204
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6500M106
    Meeting Type:  EGM
    Meeting Date:  15-Jul-2005
          Ticker:
            ISIN:  GB0032089863
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Next Risk/Reward Investment Plan              Mgmt          For                            For
       (the  Plan )  as specified  and authorize the
       Directors to implement the plan  Authority
       expires at the Company s AGM in 2006




--------------------------------------------------------------------------------------------------------------------------
 NEXT PLC, LEICESTER                                                                         Agenda Number:  700932228
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6500M106
    Meeting Type:  AGM
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  GB0032089863
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the accounts and the reports            Mgmt          For                            For
       of the Directors and the Auditors for the period
       ended 28 JAN 2006

2.     Approve the remuneration report for the period            Mgmt          For                            For
       ended 28 JAN 2006

3.     Declare a final dividend of 30p per share in              Mgmt          For                            For
       respect of the period ended 28 JAN 2006

4.     Re-elect Mr. John Barton as a Director, who               Mgmt          For                            For
       retires by rotation according to Article 91

5.     Re-elect Mr. Christos Angelides as a Director,            Mgmt          For                            For
       who retires by rotation according to Article
       91

6.     Re-elect Mr. Derek Netherton as a Director,               Mgmt          For                            For
       who retires by rotation according to Article
       91

7.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       and authorize the Directors to set their remuneration

8.     Approve the rules of the Next 2006 Performance            Mgmt          For                            For
       Share Plan  the Plan , the main features of
       which are summarized as specified and authorize
       the Directors to: a) make such modifications
       to the Plan as they may consider appropriate
       to take accounts of the requirements of the
       UK Listing Authority and best practice to adopt
       the Plan as so modified and to do all such
       acts and things as they make consider appropriate
       to implement the Plan; and b) establish further
       Plans based on the Plan but modified to take
       account of local tax, exchange control or securities
       law in overseas territories, provided that
       any shares made available under such further
       Plans shall be treated as counting against
       the limits on individual or overall participation
       in the Plan

9.     Approve the Next Risk/Reward Investment Plan              Mgmt          For                            For
       the Plan , the main features of which are
       as specified and authorize the Directors to
       take any action they consider necessary to
       implement the Plan;  Authority expires at the
       conclusion of company s AGM in 2007

10.    Authorize the Directors, for the purposes of              Mgmt          For                            For
       Section 80 of the Companies Act 1985  the Act
       , to exercise all powers of the Company to
       allot relevant securities  Section 80  up to
       an aggregate nominal amount of GBP 8,000,000;
       Authority expires at the conclusion of the
       Company s AGM in 2007 ; and the Directors may
       allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.11   Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and pursuant to Section
       95 of the Companies Act 1985  the Act , to
       allot equity securities  Section 94 of the
       Act  pursuant to the authority conferred by
       Resolution 10 set out in the notice of this
       meeting for cash and sell relevant shares
       as defined in the Section 94 of the Act  held
       by the Company as treasury shares  as defined
       in Section 162A of the Act  for cash, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities and the sale
       of treasury shares: a) in connection with a
       rights issue , open offer or other pre-emptive
       offer in favor of ordinary shareholders; and
       b) up to an aggregate nominal value of GBP
       1,200,00 being less than 5% of the issued ordinary
       share capital outstanding at 21 MAR 2006;
       Authority expires at the conclusion of the
       company s AGM in 2007 ; and the Directors may
       allot equity securities or sell treasury shares
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.12   Authorize the Company, in accordance with Article         Mgmt          For                            For
       46 of the Articles of Association of the Company
       and Section 166 of the Companies Act 2985
       the Act , to make market purchases  Section
       163 of the Act  of up to 36,000,000 ordinary
       shares of 10p each or no more than 15% of the
       issued ordinary share capital outstanding at
       the date of the AGM, such limit to be reduced
       by the number of any shares purchased pursuant
       to the authority granted by Resolution S.13,
       at a minimum price of 10p and not more than
       105% of the average of the middle market price
       for such shares derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days;  Authority expires the earlier
       of 15 months or at  the conclusion of the AGM
       of the Company held in 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.13   Approve, for the purposes of Section 164 and              Mgmt          For                            For
       165 of the Companies Act 1985, the proposed
       programme agreements to be entered into between
       the Company and each of Goldman Sachs International,
       UBS AG and Deutsche Bank AG  the Programme
       Agreements  and authorize the Company to enter
       into the Programme Agreements and all and any
       contingent forward trades which may be effected
       or made from time to time under or pursuant
       to the Programme Agreements for the contingent
       off-market purchase by the Company of its ordinary
       shares of 10 pence each for cancellation, as
       specified;  Authority expires the earlier of
       15 months or at the conclusion of the AGM of
       the Company to be held in 2007 ; and provided
       that shares purchased pursuant to this authority
       will reduce the number of shares that the Company
       may purchase under the general authority granted
       under Resolution S.12

S.14   Amend the Article 88(1) of the Articles of Association    Mgmt          For                            For
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 NIKON CORP (FORMERLY NIPPON KOGAKU KK)                                                      Agenda Number:  700999406
--------------------------------------------------------------------------------------------------------------------------
        Security:  654111103
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3657400002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for All Auditors ,     Adopt Reduction
       of Liability System for All Directors , Allow
       Disclosure of   Shareholder Meeting Materials
       on the Internet, Allow Use of Electronic
       Systems for Public Notifications, Approve
       Minor Revisions Related to the New  Commercial
       Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

4      Amend the Compensation to be Received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NINTENDO LTD                                                                                Agenda Number:  701006973
--------------------------------------------------------------------------------------------------------------------------
        Security:  J51699106
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3756600007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Allow
       Use of Electronic Systems for Public Notifications,
       Appoint   Independent Auditors, Approve Minor
       Revisions Related to the New Commercial   Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

4      Amend the Compensation to be Received by Directors        Mgmt          For                            *

5      Amend the Compensation to be Received by Auditors         Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NIPPON ELECTRIC GLASS CO.,LTD.                                                              Agenda Number:  700993846
--------------------------------------------------------------------------------------------------------------------------
        Security:  J53247110
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3733400000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   5, Directors  bonuses
       JPY 99,090,000

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code (Please refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Appoint a Substitute Corporate Auditor                    Other         For                            *

6      Approve Policy toward Large-scale Purchases               Other         For                            *
       of Company Shares




--------------------------------------------------------------------------------------------------------------------------
 NIPPON EXPRESS CO.,LTD.                                                                     Agenda Number:  700949211
--------------------------------------------------------------------------------------------------------------------------
        Security:  J53376117
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3729400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 4, Corporate Officers
       bonuses JPY 115,000,000 (including JPY 16,000,000
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Expand               Mgmt          For                            *
       Business Lines, Approve Revisions Related to
       the New Commercial Code, Allow Use of Electronic
       Systems for Public Notifications

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

3.14   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Retirement Bonus for retiring Directors           Mgmt          Abstain                        *
       and Corporate Auditors; Due to the abolishment
       of the Retirement Bonus System, Grant accrued
       benefits to continuing Directors and Corporate
       Auditors

6.     Amend the Compensation to be received by Directors        Mgmt          For                            *
       and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 NIPPONKOA INSURANCE COMPANY,LIMITED                                                         Agenda Number:  700949413
--------------------------------------------------------------------------------------------------------------------------
        Security:  J5428G115
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3693200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 7.5, Directors  bonuses
       JPY 47,350,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications, Reduce Board Size

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Amend the Compensation to be received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NITTO DENKO CORPORATION                                                                     Agenda Number:  700946974
--------------------------------------------------------------------------------------------------------------------------
        Security:  J58472119
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3684000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 30, Directors  bonuses
       JPY 190,000,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

4.     Approve to Amend the Compensation to be Received          Mgmt          For                            *
       by Directors as Stock Option




--------------------------------------------------------------------------------------------------------------------------
 NOK CORP (FORMERLY NIPPON OIL SEAL INDUSTRY CO LTD), TOKYO                                  Agenda Number:  701007595
--------------------------------------------------------------------------------------------------------------------------
        Security:  J54967104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3164800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for Directors and      Auditors, Allow
       Disclosure of Shareholder Meeting Materials
       on the Internet,  Appoint Independent Auditors,
       Approve Minor Revisions Related to the New
       Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 NOKIA CORP                                                                                  Agenda Number:  700877737
--------------------------------------------------------------------------------------------------------------------------
        Security:  X61873133
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  FI0009000681
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       288482 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.1    Approve the balance sheets and income statements          Mgmt          For                            For

1.2    Approve the action on profit or loss and to               Mgmt          For                            For
       pay a dividend of EUR 0,37 per share

1.3    Grant discharge from liability                            Mgmt          For                            For

1.4    Approve the remuneration of Board Members                 Mgmt          For                            For

1.5    Approve the number of Board Members                       Mgmt          For                            For

1.6    Elect the Board Members                                   Mgmt          For                            For

1.7    Approve the remuneration of Auditor(s)                    Mgmt          For                            For

1.8    Elect the Auditor(s)                                      Mgmt          For                            For

2.     Approve to decrease share capital by canceling            Mgmt          For                            For
       the Company s own shares

3.     Approve to increase share capital                         Mgmt          Against                        Against

4.     Authorize the Board to decide on acquiring Company        Mgmt          For                            For
       s own shares

5.     Authorize the Board to decide on disposing Company        Mgmt          For                            For
       s own shares




--------------------------------------------------------------------------------------------------------------------------
 NORSK HYDRO ASA                                                                             Agenda Number:  700905675
--------------------------------------------------------------------------------------------------------------------------
        Security:  R61115102
    Meeting Type:  AGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  NO0005052605
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.     Approve the financial statements and annual               Mgmt          For                            For
       report for 2005 of Norsk Hydro ASA and the
       group, including the payment of income and
       dividends of NOK 22 per share

2.     Approve the guidelines for the remuneration               Mgmt          For                            For
       of Executive Management

3.     Approve the Auditors remuneration                         Mgmt          For                            For

4.     Elect the Members and Deputy Members of the               Mgmt          For                            For
       Corporate assembly

5.     Approve the remuneration of Members of Corporate          Mgmt          For                            For
       assembly

6.     Approve the 5:1 share split                               Mgmt          For                            For

7.     Approve the NOK 30.4 million share capital reduction      Mgmt          For                            For
       by means of the cancellation of 4.7 million
       treasury shares and redemption of 3.6 million
       shares held by Norwegian state

8.     Approve the revocation of the remaining part              Mgmt          For                            For
       of the authorization for buy-back of treasury
       shares

9.     Authorize Share Repurchase Program and cancellation       Mgmt          For                            For
       of the Repurchased shares

10.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve the bonus schemes shall not
       form part of the compensation of the President
       and CEO, i.e. the head of the operational leadership




--------------------------------------------------------------------------------------------------------------------------
 NOVARTIS AG, BASEL                                                                          Agenda Number:  700868752
--------------------------------------------------------------------------------------------------------------------------
        Security:  H5820Q150
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  CH0012005267
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 282345, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 286862 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report, the financial statements       Mgmt          For                            For
       of Novartis AG and the Group consolidated financial
       statements for the year 2005

2.     Approve the activities of the Board of Directors          Mgmt          For                            For

3.     Approve the appropriation of available earnings           Mgmt          For                            For
       of Novartis AG as specified and a total dividend
       payment of CHF 2,853,181,576 is equivalent
       to a gross dividend of CHF 1.15 per registered
       share of CHF 0.50 nominal value entitled to
       dividends as specified

4.     Approve that the share capital be reduced by              Mgmt          For                            For
       CHF 5,100,000 from CHF 1,369,585,500 TO CHF
       1,364,485,500, that the corresponding number
       of registered shares be subsequently cancelled
       and that the relevant Clause in the Articles
       of Incorporation be amended; and amend the
       Article 4 of the Articles of Incorporation
       as specified

5.     Amend the Article 21 Paragraph 3 of the Articles          Mgmt          For                            For
       of Incorporation as specified

6.1    Approve the retirement of Prof. Helmut Sihler             Mgmt          For                            For
       J.D. from the Board of Directors with effect
       from the AGM of 28 FEB 2006

6.2    Re-elect Prof. Srikant M. Datar, Mr. William              Mgmt          For                            For
       W. George, Dr. Ing, Mr. Wendelin Wiedeking
       and Prof. Rolf M. Zinkernagel M.D. for a three-year
       term each as the Directors

6.3    Elect Mr. Andreas von Planta Ph.D. as a Director          Mgmt          For                            For
       for a three-year term

7.     Appoint PricewaterhouseCoopers AG as the Auditors         Mgmt          For                            For
       and the Group Auditors




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK JOINT STOCK COMPANY                                                                 Agenda Number:  932418115
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888208
    Meeting Type:  Special
    Meeting Date:  14-Dec-2005
          Ticker:  NVATY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PAYMENT (DECLARATION) OF DIVIDEND ON ORDINARY             Mgmt          For
       SHARES OF OAO NOVATEK AS A RESULT OF 9 MONTH
       PERFORMANCE OF 2005 FINANCIAL YEAR. THE DIVIDEND
       SHALL BE PAID IN CASH OUT OF THE COMPANY S
       NET PROFIT. THE DIVIDENDS SHALL BE PAID NO
       LATER THAN 60 DAYS AFTER THE DECISION IS MADE
       TO PAY DIVIDENDS. (PLEASE REFER TO THE NOTICE
       OF THE EGM FOR THE FULL TEXT OF THE RESOLUTION).

02     MODIFICATIONS TO ARTICLE 12 OF THE REGULATIONS            Mgmt          Abstain
       OF THE BOARD OF DIRECTORS OF OAO NOVATEK. (PLEASE
       REFER TO THE NOTICE OF THE EGM FOR THE FULL
       TEXT OF THE RESOLUTION).

03     MODIFICATIONS TO ARTICLE 5 OF THE REGULATIONS             Mgmt          Abstain
       OF THE MANAGEMENT BOARD OF OAO NOVATEK. (PLEASE
       REFER TO THE NOTICE OF THE EGM FOR THE FULL
       TEXT OF THE RESOLUTION).




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK JOINT STOCK COMPANY                                                                 Agenda Number:  932524843
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888208
    Meeting Type:  Annual
    Meeting Date:  02-Jun-2006
          Ticker:  NVATY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO APPROVE THE COMPANY S RUSSIAN STATUTORY ACCOUNTS       Mgmt          For
       AND ANNUAL REPORT FOR THE YEAR ENDED DECEMBER
       31, 2005.

1B     TO APPROVE THE COMPANY PROFIT (BASED ON UNCONSOLIDATED    Mgmt          For
       RAS) DISTRIBUTION.

1C     TO DECLARE A FINAL DIVIDEND IN RESPECT OF THE             Mgmt          For
       YEAR ENDED DECEMBER 31, 2005 AT RUB 523 PER
       SHARE.

02     ELECTION OF DIRECTORS. IF YOU WISH TO VOTE SELECTIVELY    Mgmt          For
       OR CUMULATE, PLEASE CONTACT YOUR REPRESENTATIVE.

3A     TO ELECT MEMBER OF THE REVISION COMMITTEE: MARIA          Mgmt          For
       ALEXEYEVNA KONOVALOVA.

3B     TO ELECT MEMBER OF THE REVISION COMMITTEE: IGOR           Mgmt          For
       ALEXANDROVICH RYASKOV.

3C     TO ELECT MEMBER OF THE REVISION COMMITTEE: YELENA         Mgmt          For
       ANDREYEVNA TERENTIEVA.

3D     TO ELECT MEMBER OF THE REVISION COMMITTEE: NIKOLAI        Mgmt          For
       KONSTANTINOVICH SHULIKIN.

04     TO APPOINT ZAO <<PRICEWATERHOUSECOOPERS AUDIT>>           Mgmt          For
       AS COMPANY S AUDITOR FOR 2006.

05     TO APPROVE COMPANY S ORDINARY SHARE SPLIT.                Mgmt          For

06     TO APPROVE THE AMOUNT OF REMUNERATION TO THE              Mgmt          For
       MEMBERS OF THE BOARD OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK OAO, TARKO-SALE                                                                     Agenda Number:  700850034
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888109
    Meeting Type:  OGM
    Meeting Date:  14-Dec-2005
          Ticker:
            ISIN:  US6698881090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve: the payment  declaration  of divided             Mgmt          For                            For
       on ordinary shares of OAO Novatek as a result
       of 9 months performance of 2005 FY; to pay
       the dividend in cash out of the Company s net
       profit; and to pay dividends not later than
       60 days after the decision is made to pay dividends

2.     Amend Article 12 of the Regulations of the Board          Mgmt          Abstain                        Against
       of Directors of OAO Novatek

3.     Amend Article 5 of the Regulations of the Management      Mgmt          Abstain                        Against
       Board of OAO Novatek




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK OAO, TARKO-SALE                                                                     Agenda Number:  700968514
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888109
    Meeting Type:  AGM
    Meeting Date:  02-Jun-2006
          Ticker:
            ISIN:  US6698881090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve the Company s Russian statutory accounts          Mgmt          For                            For
       and annual reports for the YE 31 DEC 2005

1.2    Approve the Company profit  based on unconsolidated       Mgmt          For                            For
       RAS  distribution

1.3    Declare a final dividend in respect of the YE             Mgmt          For                            For
       31 DEC 2005 at RUB 523 per share

       PLEASE NOTE THAT FOR THE BELOW RESOLUTION REGARDING       Non-Voting    No vote
       ELECTION OF DIRECTORS, YOU MAY VOTE THE
       SHARE AMOUNT CALCULATED BY MULTIPLYING YOUR
       RESPECTIVE SHARE POSITION BY THE NUMBER OF
       DIRECTORS THAT WILL BE ELECTED TO THE BOARD,
       WHICH IS 8 IN THIS CASE. PLEASE NOTE THAT STANDING
       INSTRUCTIONS HAVE BEEN REMOVED FOR THIS MEETING.
       THANK YOU

2.1    Elect Mr. Anatoly M. Brekhuntsov as a Director            Mgmt          For                            For
       of Joint Stock Company Novatek

2.2    Elect Mr. Ruben Varadanian as a Director of               Mgmt          For                            For
       Joint Stock Company Novatek

2.3    Elect Mr. Mark A. Gyetvay as a Director of Joint          Mgmt          For                            For
       Stock Company Novatek

2.4    Elect Mr. Vladimir A. Dmitriev as a Director              Mgmt          For                            For
       of Joint Stock Company Novatek

2.5    Elect Mr. Anatoly N. Dmitrievsky as a Director            Mgmt          For                            For
       of Joint Stock Company Novatek

2.6    Elect Mr. Leonid V. Mikhelson as a Director               Mgmt          For                            For
       of Joint Stock Company Novatek

2.7    Elect Mr. Alexander Y. Natalenko as a Director            Mgmt          For                            For
       of Joint Stock Company Novatek

2.8    Elect Mr. Ilya A. Yuzhanov as a Director of               Mgmt          For                            For
       Joint Stock Company Novatek

3.1    Elect Mr. Maria Alexeyevna Konovalova as a Member         Mgmt          For                            For
       of the Revision Committee

3.2    Elect Mr. Igor Alexandrovich Ryaskov as a Member          Mgmt          For                            For
       of the Revision Committee

3.3    Elect Mr. Yelena Andreyevna Terentieva as a               Mgmt          For                            For
       Member of the Revision Committee

3.4    Elect Mr. Nikolai Konstantinovich Shulikin as             Mgmt          For                            For
       a Member of the Revision Committee

4.     Appoint ZAO PricewaterhouseCoopers audit as               Mgmt          For                            For
       the Company s Auditor for the year 2006

5.     Approve the Company s ordinary share split                Mgmt          For                            For

6.     Approve the amount of remuneration to the Members         Mgmt          For                            For
       of the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)                                                Agenda Number:  700879591
--------------------------------------------------------------------------------------------------------------------------
        Security:  K7314N145
    Meeting Type:  AGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  DK0010280817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

1.     Approve the Board of Directors  oral report               Mgmt          For                            For
       on the Company s activities in the past FY

2.     Receive and adopt the audited annual report               Mgmt          For                            For
       2005 and approve the remuneration of the Board
       of Directors

3.     Approve to distribute the profit according to             Mgmt          For                            For
       the adopted annual report 2005 and the dividend
       for 2005 is DKK 6 for each Novo Nordisk B share
       of DKK 2 and for each Novo Nordisk A share
       of DKK 2

4.1    Re-elect Mr. Sten Scheibye as a Member to the             Mgmt          For                            For
       Board of Directors

4.2    Re-elect Mr. Goran A. Ando as a Member to the             Mgmt          For                            For
       Board of Directors

4.3    Re-elect Mr. Kurt Briner as a Member to the               Mgmt          For                            For
       Board of Directors

4.4    Re-elect Mr. Henrik Gurtler as a Member to the            Mgmt          For                            For
       Board of Directors

4.5    Re-elect Mr. Niels Jacobsen as a Member to the            Mgmt          For                            For
       Board of Directors

4.6    Re-elect Mr. Kurt Anker Nielsen as a Member               Mgmt          For                            For
       to the Board of Directors

4.7    Re-elect Mr. Jorgen Wedel as a Member to the              Mgmt          For                            For
       Board of Directors

5.     Re-elect PricewaterhouseCoopers as the Auditors           Mgmt          For                            For

6.     Approve to reduce the Company s B share capital           Mgmt          For                            For
       from DKK 601,901,120 to DKK 566,432,800 using
       17,734,160 B shares of DKK 2 of the Company
       s portfolio of own B shares, nominally DKK
       35,468,320, corresponding to 5% of total share
       capital and the Company s share capital will
       then amount to DKK 673,920,000 dividend into
       A share capital of DKK 107,487,200 and B share
       capital of DKK 566,432,800

7.     Adopt the new Article 8.5 in the Articles of              Mgmt          For                            For
       Association of the Company

8.     Authorize the Board of Directors, to allow the            Mgmt          For                            For
       Company to acquire own shares of up to 10%
       of the share capital at a price quoted on the
       date of purchase with a deviation up to 10%,
       cf. Article 48 of the Danish Public Companies
       Act;  Authority expires at the next AGM

9.     Miscellaneous                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 O2 PLC, SLOUGH                                                                              Agenda Number:  700759408
--------------------------------------------------------------------------------------------------------------------------
        Security:  G68436107
    Meeting Type:  AGM
    Meeting Date:  27-Jul-2005
          Ticker:
            ISIN:  GB00B05KYV34
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the statutory        Mgmt          For                            For
       reports

2.     Declare a final dividend of 2.25 pence per share          Mgmt          For                            For
       for the FYE 31 MAR 2005 to be paid on 26 AUG
       2005 to the holders of ordinary shares who
       were on the register of Members on 05 AUG 2005

3.     Approve the remuneration report                           Mgmt          For                            For

4.     Elect Mr. Rudolf Lamprecht as a Director                  Mgmt          For                            For

5.     Elect Mr. Kathleen O  Donovan as a Director               Mgmt          For                            For

6.     Re-elect Mr. David Arculus as a Director                  Mgmt          For                            For

7.     Re-elect Mr. David Chance as a Director                   Mgmt          For                            For

8.     Re-elect Mr. Rudolf Groger as a Director                  Mgmt          For                            For

9.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       from the conclusion of this meeting until the
       conclusion of the next general meeting at which
       accounts are laid before the shareholders in
       accordance with the provisions of the Companies
       Act 1985

10.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

11.    Approve to renew the authority conferred on               Mgmt          For                            For
       the Board by Article 74.2 of the Company s
       Articles of Association for the period ending
       earlier of the conclusion of the AGM in 2006
       or on 27 OCT 2006 and for such period the Section
       80 amount being GBP 2,901,000

S.12   Approve, subject to passing of Resolution 11,             Mgmt          For                            For
       to renew the authority conferred on the Board
       by Article 74.3 of the Company s Articles of
       Association for the period ending earlier of
       the conclusion of the AGM in 2006 or on 27
       OCT 2006 and for such period the Section 89
       amount being GBP 435,200

S.13   Authorize the Company, in accordance with Article         Mgmt          For                            For
       83 of the Company s Articles of Association
       and Section 166 of the Companies Act 1985,
       to make market purchases  within the meaning
       of Section 163 of the Companies Act 1985  of
       up to 870,400,000 ordinary shares of 0.1 pence
       each in the capital of the Company, at a minimum
       price of 0.1 pence and up to 105% of the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days and
       from 01 JUL 2005, for an amount equal to the
       higher of the price of the last independent
       trade and the highest current independent bid
       as derived from the London Stock Exchange Trading
       System  SETS  ;  Authority expires the earlier
       of the conclusion of the AGM held in 2006 or
       on 27 OCT 2006 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 OIL & NATURAL GAS CORPORATION LTD                                                           Agenda Number:  700799767
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64606117
    Meeting Type:  AGM
    Meeting Date:  21-Sep-2005
          Ticker:
            ISIN:  INE213A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005, the profit & loss account
       for the YE on 31MAR 2005 and the reports of
       the Board of Directors and Auditors thereon
       along with review of Comptroller & Auditor
       General of India

2.     Approve to confirm interim dividend and declare           Mgmt          For                            For
       a final dividend

3.     Re-appoint Shri N.K. Mitra as a Director                  Mgmt          For                            For

4.     Re-appoint Shri N.K. Nayyar as a Director                 Mgmt          For                            For

5.     Re-appoint Shri P K. Sinha as a Director                  Mgmt          For                            For

6.     Re-appoint Shri Sunjoy Joshi as a Director                Mgmt          For                            For

7.     Re-appoint Shri A.K. Hazarika as a Director               Mgmt          For                            For

8.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

S.9    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       163 and other applicable provisions, if any,
       of the Companies Act, 1956, the register of
       Members and index of Members, in respect of
       Shares/Securities issued by the Company and
       the copies of all annual returns, prepared
       under Sections 159 and 160, together with the
       copies of the certificates and documents required
       to be annexed thereto under Sections 160 and
       161, be kept at the office of Registrar & Share
       transfer agents of the Company viz. Karvy Computershare
       Private Limited

10.    Approve that in supersession of the resolution            Mgmt          Abstain                        Against
       passed at the second AGM of the Company held
       on 28 SEP 1995 the consent of the Company granted
       in terms of the provisions of Section 293 (1)
       (d) and other applicable provisions, if any,
       of the Companies Act, 1956, (including any
       statutory modification(s) or re-enactment thereof,
       for the time being in force) to the Board of
       Directors to borrow monies for the business
       of the Company, whether unsecured or secured,
       in Indian or Foreign currency or by way of
       debentures/bonds or any other security (ies),
       from time to time from any bank (s) / Financial
       Institution(s) or any other Institution(s),
       Firms, Body Corporate(s) or other person(s),
       in India or abroad, apart from temporary loans
       obtained/to be obtained from the Company s
       bankers in the ordinary course of business
       provided that the sum(s) so borrowed under
       this resolution and remaining outstanding at
       any time shall not exceed in the aggregate
       of INR 20,000 Crore in excess of and in addition
       to the paid-up capital and free reserves of
       the Company for the time being; authorize the
       Board of Directors or any Committee thereof/person(s)
       authorized by the Board to do all such acts,
       deeds and things as may be necessary, expedient
       and desirable for the purpose of giving effect
       to this resolution




--------------------------------------------------------------------------------------------------------------------------
 OPEN JOINT STOCK CO VIMPEL-COMMUNICA                                                        Agenda Number:  932456862
--------------------------------------------------------------------------------------------------------------------------
        Security:  68370R109
    Meeting Type:  Special
    Meeting Date:  24-Apr-2006
          Ticker:  VIP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AMENDMENTS TO THE CHARTER OF              Mgmt          For
       VIMPELCOM., ALL AS MORE FULLY DESCRIBED IN
       THE NOTICE.




--------------------------------------------------------------------------------------------------------------------------
 ORIX CORPORATION                                                                            Agenda Number:  932550622
--------------------------------------------------------------------------------------------------------------------------
        Security:  686330101
    Meeting Type:  Annual
    Meeting Date:  20-Jun-2006
          Ticker:  IX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AMENDMENTS TO THE ARTICLES OF             Mgmt          For                            For
       INCORPORATION, AS SET FORTH IN THE COMPANY
       S NOTICE OF MEETING ENCLOSED HEREWITH.

02     DIRECTOR
       YOSHIHIKO MIYAUCHI                                        Mgmt          For                            For
       YASUHIKO FUJIKI                                           Mgmt          For                            For
       SHUNSUKE TAKEDA                                           Mgmt          For                            For
       HIROAKI NISHINA                                           Mgmt          For                            For
       KENJI KAJIWARA                                            Mgmt          For                            For
       YUKIO YANASE                                              Mgmt          For                            For
       YOSHINORI YOKOYAMA*                                       Mgmt          For                            For
       PAUL SHEARD*                                              Mgmt          For                            For
       HIROTAKA TAKEUCHI*                                        Mgmt          For                            For
       TAKESHI SASAKI*                                           Mgmt          For                            For
       TERUO OZAKI*                                              Mgmt          For                            For

03     APPROVAL OF THE ISSUANCE OF STOCK ACQUISITION             Mgmt          For                            For
       RIGHTS AS STOCK OPTIONS, AS SET FORTH IN THE
       COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 PARTNERRE LTD.                                                                              Agenda Number:  932474834
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6852T105
    Meeting Type:  Annual
    Meeting Date:  12-May-2006
          Ticker:  PRE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT M. BAYLIS                                          Mgmt          For                            For
       JAN H. HOLSBOER                                           Mgmt          For                            For
       KEVIN M. TWOMEY                                           Mgmt          For                            For

02     TO RE-APPOINT DELOITTE & TOUCHE, THE INDEPENDENT          Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY
       S INDEPENDENT AUDITORS FOR THE ENSUING PERIOD
       ENDING WITH THE 2007 ANNUAL GENERAL MEETING
       AND TO REFER THE DETERMINATION OF AUDITORS
       REMUNERATION TO THE BOARD OF DIRECTORS.

03     TO CONSIDER AND TAKE ACTION WITH RESPECT TO               Mgmt          For                            For
       SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
       THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT
       OR ADJOURNMENTS THEREOF.




--------------------------------------------------------------------------------------------------------------------------
 PEARSON PLC                                                                                 Agenda Number:  700906653
--------------------------------------------------------------------------------------------------------------------------
        Security:  G69651100
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2006
          Ticker:
            ISIN:  GB0006776081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the accounts of the Company           Mgmt          For                            For
       and the reports of the Directors of the Company
       and the Auditors of the Company for the YE
       31 DEC 2005

2.     Declare a final dividend of 17 pence per share            Mgmt          For                            For

3.     Re-elect Mr. David Bell as a Director                     Mgmt          For                            For

4.     Re-elect Mr. Terry Burns as a Director                    Mgmt          For                            For

5.     Re-elect Mr. Rana Talwar as a Director                    Mgmt          For                            For

6.     Re-appoint Mr. Glen Moreno as a Director                  Mgmt          For                            For

7.     Re-appoint Mr. David Arculus as a Director                Mgmt          For                            For

8.     Re-appoint Mr. Ken Hydon as a Director                    Mgmt          For                            For

9.     Receive and approve the report on Directors               Mgmt          For                            For
       remuneration

10.    Reappoint PricewaterhouseCoopers LLP as the               Mgmt          For                            For
       Auditors for the ensuing year

11.    Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

12.    Authorize the Directors, in substitution for              Mgmt          For                            For
       the authority conferred on the Directors pursuant
       to Resolution 12 passed at the AGM of the Company
       held on 29 APR 2005 and subject to the passing
       of Resolution 13 as set out in notice of AGM
       dated 21 MAR 2006 to allot relevant securities
       Section 80 of the Companies Act 1985  the
       Act   up to an aggregate nominal amount of
       GBP 67,028,171;  Authority expires at the conclusion
       of the next AGM of the Company unless previously
       reviewed varied or revoked by the Company in
       general meeting ; and the Directors may allot
       relevant securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

13.    Approve to increase the authorised ordinary               Mgmt          For                            For
       share capital of the Company of GBP 296,500,000
       by GBP 1,000,000 to GBP 297,500,000 by the
       creation of 4,000,000 ordinary shares of 25p
       each

s.14   Authorize the Board of Directors of the Company           Mgmt          For                            For
       Board , subject to the passing of Resolution
       12 and pursuant to Section 95 of the Act, to
       allot equity securities  Section 94 of the
       Act  for cash pursuant to the authority conferred
       by Resolution 12 in the notice of AGM dated
       21 MAR 2006  or, if Resolution 12 is not passed
       or does not become unconditional, pursuant
       to the authority conferred by Resolution 12
       passed at the AGM held on 29 APR 2005  disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Act , provided that this power is limited
       to the allotment of equity securities: i) in
       connection with a rights issue in favor of
       ordinary shareholders; and ii) up to an aggregate
       nominal amount of GBP 10,040,000;  Authority
       expires at the conclusion of the next AGM of
       the Company unless previously reviewed varied
       or revoked by the Company in general meeting
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.15   Authorize the Company, pursuant to Article 9              Mgmt          For                            For
       of the Company s Articles, to make market purchases
       Section 163(3) of the Act  of up to 80,000,000
       ordinary shares of 25 pence each in the capital
       of the Company, at a minimum price of 25p per
       share which amount shall be exclusive of expenses
       and maximum price shall be the higher of: a)
       an amount exclusive of expenses equal to 105%
       of the average market value of ordinary shares
       of the Company derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days; and b) an amount equal to
       the higher of the price of the last independent
       trade of an ordinary share and the highest
       current independent bid for an ordinary share
       as derived from London Stock Exchange Trading
       System;  Authority expires the earlier of the
       conclusion of the next AGM or 18 months ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

16.    Approve and adopt the Pearson Long-Term Incentive         Mgmt          For                            For
       Plan, as specified and authorize the Directors
       to do all such acts and things as they may
       consider necessary or expedient to carry the
       Plan into effect




--------------------------------------------------------------------------------------------------------------------------
 PERNOD-RICARD, PARIS                                                                        Agenda Number:  700817971
--------------------------------------------------------------------------------------------------------------------------
        Security:  F72027109
    Meeting Type:  MIX
    Meeting Date:  10-Nov-2005
          Ticker:
            ISIN:  FR0000120693
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Approve the accounts for the YE 30 JUN 2005               Mgmt          For                            For

O.2    Approve the consolidated accounts for the FYE             Mgmt          For                            For
       30 JUN 2005

O.3    Approve the allocation of the result for the              Mgmt          For                            For
       FYE on 30 JUN 2005 and distribution of the
       dividend

O.4    Approve the transfer of the sums posted to the            Mgmt          For                            For
       long-term capital gains special reserves account

O.5    Approve the regulated agreements                          Mgmt          For                            For

O.6    Approve the non-renewal of Mr. M. Jean-Claude             Mgmt          For                            For
       Beton s mandate as a Director

O.7    Approve to renew Ms. Daniele Ricard s mandate             Mgmt          For                            For
       as a Director

O.8    Approve to renew Mr. M. Gerard Thery s mandate            Mgmt          For                            For
       as a Director

O.9    Approve to determine the Director s fees                  Mgmt          For                            For

O.10   Approve the renewal of a Principal Statutory              Mgmt          For                            For
       Auditor

O.11   Approve the non-renewal of a Principal Statutory          Mgmt          For                            For
       Auditor

O.12   Approve the renewal of a Substitute Statutory             Mgmt          For                            For
       Auditor

O.13   Authorize the Board of Directors to repurchase,           Mgmt          For                            For
       to keep and to transfer Company shares

E.1    Amend Articles 15, 23 and 34 of the Articles              Mgmt          For                            For
       of Association to enable the Board of Directors
       to issue bonds without authorization of the
       general meeting

E.2    Amend Article 21 of the Articles of Association           Mgmt          For                            For
       to enable the recourse to new means of telecommunication
       for the holding of the Board of Directors meetings

E.3    Approve the harmonization with of the Articles            Mgmt          For                            For
       of Association with the new applicable regulations

E.4    Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital by cancellation of the shares
       previously repurchased

E.5    Authorize the Board of Directors to issue ordinary        Mgmt          For                            For
       Company shares and securities giving access
       to the share capital with the maintenance of
       the preferential subscription rights

E.6    Authorize the Board of Directors to issue Company         Mgmt          For                            For
       shares and securities giving access to the
       share capital with the cancellation of the
       preferential subscription rights with faculty
       to confer a priority subscription period

E.7    Authorize the Board of Directors in case of               Mgmt          For                            For
       a share capital increase, with or without cancellation
       of the preferential subscription rights, to
       increase the number of shares to be issued

E.8    Authorize the Board of Directors, within the              Mgmt          For                            For
       limit of 10 % of the share capital, to issue
       shares and securities giving access to the
       share capital in order to remunerate contributions
       in kind made to the Company and made up of
       shares or securities giving access to the share
       capital

E.9    Authorize the Board of Directors to issue shares          Mgmt          For                            For
       and securities giving access to the share capital
       in case of a take overbid initiated by the
       Company

E.10   Authorize the Board of Directors to issue securities      Mgmt          For                            For
       representative of debt giving right to the
       allocation of debt securities

E.11   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital by incorporation of reserves,
       profits or premiums or other sums the capitalization
       of which would be allowed

E.12   Authorize the Board of Directors to allocate              Mgmt          For                            For
       a bonus issue of ordinary shares of the Company

E.13   Authorize the Board of Directors to proceed               Mgmt          For                            For
       with share capital increases reserved to the
       Company s Saving Scheme Members

E.14   Approve the merger by integration of SIFA                 Mgmt          For                            For

E.15   Approve the reduction of the share capital,               Mgmt          For                            For
       not motivated by losses, and merger premium

E.16   Grant powers to proceed with any formalities              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PETRO-CDA                                                                                   Agenda Number:  700921047
--------------------------------------------------------------------------------------------------------------------------
        Security:  71644E102
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  CA71644E1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the consolidated financial statements             Non-Voting    No vote
       of the Company for the YE 31 DEC 2005 and the
       Auditors  report on those statements

1.1    Elect Mr. Ron A. Brenneman as a Director until            Mgmt          For                            For
       the close of the next annual meeting

1.2    Elect Mr. Angus A. Bruneau as a Director until            Mgmt          For                            For
       the close of the next annual meeting

1.3    Elect Ms. Gail Cook-Bennett as a Director until           Mgmt          For                            For
       the close of the next annual meeting

1.4    Elect Mr. Richard J. Currie as a Director until           Mgmt          For                            For
       the close of the next annual meeting

1.5    Elect Mr. Claude Fontaine as a Director until             Mgmt          For                            For
       the close of the next annual meeting

1.6    Elect Mr. Paul Haseldonckx as a Director until            Mgmt          For                            For
       the close of the next annual meeting

1.7    Elect Mr. Thomas E. Kierans as a Director until           Mgmt          For                            For
       the close of the next annual meeting

1.8    Elect Mr. Brian F. MacNeill as a Director until           Mgmt          For                            For
       the close of the next annual meeting

1.9    Elect Ms. Maureen McCaw as a Director until               Mgmt          For                            For
       the close of the next annual meeting

1.10   Elect Mr. Paul D. Melnuk as a Director until              Mgmt          For                            For
       the close of the next annual meeting

1.11   Elect Mr. Guylaine Saucier as a Director until            Mgmt          For                            For
       the close of the next annual meeting

1.12   Elect Mr. James W. Simpson as a Director until            Mgmt          For                            For
       the close of the next annual meeting

2.     Appoint Deloittee & Touche LLP as the Auditors            Mgmt          For                            For
       of the Company until the next annual meeting

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700773941
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  EGM
    Meeting Date:  16-Aug-2005
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the Conditional Capital Contribution   Mgmt          For                            For
       Agreement dated 09 JUN 2005 entered into between
       China National Oil and Gas Exploration and
       Development Corporation  CNODC , Central Asia
       Petroleum Company Limited  the Newco  and the
       Company  Acquisition agreement , pursuant to
       which, inter alia the Company has agreed to
       acquire an aggregate of 50% interest in the
       enlarged registered capital of Newco, by way
       of capital contribution to Newco in an aggregate
       amount of RMB 20,741,250,000 and the performance
       by the Company thereof and the transactions
       contemplated and authorize the Chief Financial
       Officer of the Company to do all such further
       acts and things and execute such further documents
       or supplemental agreements or deeds on behalf
       of the Company and take all such steps which
       in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of the Acquisition agreement and
       the exercise or enforcement of any of the Company
       s rights under the Acquisition agreement including
       inter alia, upon the Acquisition agreement
       becoming unconditional, the authority to complete
       the transactions contemplated by the Acquisition
       agreement and/or to procure completion of the
       same and to make and agree with such changes
       in the terms of the Acquisition agreement as
       any such Director(s) may in his discretion
       consider necessary, desirable or expedient
       and in the interest of the Company

2.     Approve and ratify the Conditional Sale and               Mgmt          For                            For
       Purchase Agreement dated 09 JUN 2005 entered
       into between Newco and the Company  Transfer
       Agreement , pursuant to which, inter alia,
       the Company has agreed to transfer and Newco
       has agreed to purchase the entire issued share
       capital of PetroChina International Ltd. for
       a cash consideration of RMB 579,355,000 and
       the performance by the Company thereof and
       the transactions contemplated and authorize
       the Chief Financial Officer of the Company
       to do all such further acts and things and
       execute such further documents or supplemental
       agreements or deeds on behalf of the Company
       and take all such steps which in his opinion
       may be necessary, desirable or expedient to
       implement and/or give effect to the terms of
       the transfer agreement and the exercise of
       enforcement of any of the Company s rights
       under the transfer agreement including, inter
       alia, upon the transfer agreement becoming
       unconditional, the authority to complete the
       transactions contemplated by the transfer agreement
       and/or to procure completion of the same and
       to make and agree with such changes in the
       terms of the transfer agreement as any such
       Director(s) may in his discretion consider
       necessary, desirable or expedient and in the
       interest of the Company

3.a    Approve and ratify the agreement dated 09 JUN             Mgmt          For                            For
       2005 entered into between the Company and CNPC
       in relation to the amendments of the comprehensive
       products and services agreement dated 10 MAR
       2000  Supplemental Comprehensive Agreement
       , and prospective continuing connected transactions
       contemplated under the supplemental Comprehensive
       Agreement  Prospective Continuing CT

3.b    Approve the annual limit of each of the continuing        Mgmt          For                            For
       connected transactions, as specified

4.     Authorize the Chief Financial Officer of the              Mgmt          For                            For
       Company to do all such further acts and things
       and execute such further documents or Supplemental
       Agreements or deeds on behalf of the Company
       and take all such steps which in his opinion
       may be necessary, desirable or expedient to
       implement and/or give effect to the terms of
       the Supplemental Comprehensive Agreement, the
       prospective continuing CT and the Caps and
       to make and agree with such changes in the
       terms of the Supplemental Comprehensive Agreement
       as any such Director (s) may in his discretion
       consider necessary, desirable or expedient
       and in the interest of the Company




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700808643
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  EGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint Mr. Su Shulin as a Director of the Company        Mgmt          For                            For

2.     Appoint Mr. Gong Huazhang as a Director of the            Mgmt          For                            For
       Company

3.     Appoint Mr. Wang Yilin as a Director of the               Mgmt          For                            For
       Company

4.     Appoint Mr. Zeng Yukang as a Director of the              Mgmt          For                            For
       Company

5.     Appoint Mr. Jiang Fan as a Director of the Company        Mgmt          For                            For

6.     Appoint Mr. Chee-Chen Tung as an Independent              Mgmt          For                            For
       Director of the Company

7.     Appoint Mr. Liu Hongru as an Independent Director         Mgmt          For                            For
       of the Company

8.     Appoint Mr. Wang Fucheng as a Supervisor of               Mgmt          For                            For
       the Company

9.     Appoint Mr. Wen Qingshan as a Supervisor of               Mgmt          For                            For
       the Company

10.    Appoint Mr. Li Yongwu as an Independent Supervisor        Mgmt          For                            For
       of the Company

11.    Appoint Mr. Wu Zhipan as an Independent Supervisor        Mgmt          For                            For
       of the Company

12.    Ratify the agreement dated 01 SEP 2005 entered            Mgmt          For                            For
       into between the Company and China National
       Petroleum Corporation  CNPC  in relation to
       certain amendments of the comprehensive products
       and services agreement dated 10 MAR 2000  Second
       Supplemental Comprehensive Agreement ; and
       authorized Mr. Wang Guoliang, the Chief Financial
       Officer of the Company, to do all such further
       acts and things and execute such further documents
       or supplemental agreements or deeds on behalf
       of the Company and take all such steps which
       in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of the Second Supplemental Comprehensive
       Agreement and to make and agree with such changes
       in the terms of the Second Supplemental Comprehensive
       Agreement as he may in his discretion consider
       necessary, desirable and expedient and in the
       interest of the Company

13.    Ratify the agreement dated 01 Sep 2005 entered            Mgmt          For                            For
       into between the Company and China Railway
       Materials and Supplies Corporation  CRMSC
       in relation to the provision of certain products
       and services  CRMSC Products and Services Agreement
       ; and authorized Mr. Wang Guoliang, the Chief
       Financial Officer of the Company, to do all
       such further acts and things and execute such
       further documents or supplemental agreements
       or deeds on behalf of the Company and take
       all such steps which in his opinion may be
       necessary, desirable or expedient to implement
       and/or give effect to the terms of the CRMSC
       Products and Services Agreement and to make
       and agree with such changes in the terms of
       the CRMSC Products and Services Agreement as
       he may in his discretion consider necessary,
       desirable and expedient and in the interest
       of the Company

14.    Approve the ongoing connected transactions,               Mgmt          For                            For
       as specified in the circular of the Company
       dated 22 SEP 2005  Circular , which the Company
       expects to occur on a regular and continuous
       basis in the ordinary and usual course of business
       of the Company and its subsidiaries, as the
       case may be, and to be conducted on normal
       commercial terms

15.    Ratify the proposed annual caps of each of the            Mgmt          For                            For
       ongoing connected transactions  except the
       proposed annual limit in respect of the products
       and services to be provided by the Group to
       CRMSC pursuant to the CRMSC Products, and Services
       Agreement  as specified in the Circular

16.    Ratify the proposed annual caps in respect of             Mgmt          For                            For
       the products and services to be provided by
       the Group to CRMSC pursuant to the CRMSC Products
       and Services Agreement as specified in the
       Circular




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700929409
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of the Company            Mgmt          For                            For
       for the year 2005

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year 2005

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the year 2005

4.     Declare and pay a final dividend for the YE               Mgmt          For                            For
       31 DEC 2005 in the amount and in the manner
       recommended by the Board

5.     Authorize the Board to determine the distribution         Mgmt          For                            For
       of the interim dividend for the year 2006

6.     Approve the continuation of appointment of PricewaterhouseCoopers,Mgmt          For                            For
       Certified Public Accountants as the International
       Auditors of the Company and PricewaterhouseCoopers,
       Zhong Tian CPAs Company Limited, Certified
       Public Accountants as the Domestic Auditors
       of the Company, for the year 2006 and authorize
       the Board to fix their remuneration

7.     Re-elect Mr. Zheng Hu as a Director of the Company        Mgmt          For                            For

8.     Re-elect Mr. Franco Bernabe as an Independent             Mgmt          For                            For
       Non-Executive Director of the Company

S.9    Authorize the Board of Directors to make such             Mgmt          For                            For
       amendments to the Articles of Association of
       the Company to increase the registered share
       capital of the Company  and reflect the new
       capital structure of the Company upon the allotment
       and issuance of shares of the Company as specified
       and to allot, issue and deal with additional
       domestic shares in the capital of the Company
       and make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       20% of each of each of its existing the domestic
       shares and overseas listed foreign shares of
       the Company in issue as at the date of this
       resolution; otherwise than pursuant to a) a
       rights issue; or b) the exercise of options
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       or 12 months from the passing of this resolution
       ; the Board of Directors shall exercise its
       power under such mandate in accordance with
       the Company Law of the PRC and the Rules governing
       the Listing of Securities on the Stock Exchange
       of Hong Kong Limited and only if all necessary
       approvals from the China Securities Regulatory
       Commission and/or other relevant PRC government
       authorities are obtained; and authorize the
       Board of Directors to approve, execute and
       do or procure to be executed and done, all
       such documents, deeds and things as it may
       deem necessary in connection with the issue
       of such new shares  including, without limitation,
       determining the size of the issue, the issue
       price, the use of proceeds from the issue,
       the target of the issue and the place and time
       of the issue, making all necessary applications
       to the relevant authorities, entering into
       an underwriting agreement  or any other agreements
       , and making all necessary filings and registrations
       with the relevant PRC, Hong Kong and other
       authorities, including but not limited to registering
       the increased registered capital of the Company
       with the relevant authorities in the PRC in
       accordance with the actual increase of capital
       as a result of the issuance of shares pursuant
       to this resolution

10.    Other matters  if any                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932377989
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  22-Jul-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE 300% STOCK SPLIT OF COMPANY               Mgmt          For                            For
       SHARES, RESULTING IN THE DISTRIBUTION, AT NO
       COST, OF 3 (THREE) NEW SHARES OF THE SAME TYPE
       FOR 1 (ONE) SHARE HELD ON AUGUST 31, 2005,
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     APPROVAL TO CHANGE ARTICLE 4 OF THE COMPANY               Mgmt          For                            For
       S BYLAWS IN LIGHT OF ITEM I, AS SET FORTH IN
       THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932389693
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  30-Aug-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE  PROTOCOL AND JUSTIFICATION               Mgmt          For                            For
       OF THE OPERATION FOR THE PARTIAL AND DISPROPORTIONAL
       SPINNING OFF OF DOWNSTREAM PARTICIPACOES LTDA
       AND THE INCORPORATION OF THE DIVESTED PORTION
       BY PETROLEO BRASILEIRO S.A. - PETROBRAS , DATED
       JULY 31, 2005

02     RATIFICATION AND NOMINATION OF THE SPECIALIZED            Mgmt          For                            For
       COMPANY FOR APPRAISING THE ASSETS TO BE SPUN
       OFF AND SUBSEQUENTLY INCORPORATED

03     APPROVAL OF THE VALUATION REPORT OF THE SPUN              Mgmt          For                            For
       OFF PORTION TO BE INCORPORATED BY PETROBRAS

04     APPROVAL OF THE SPINNING OFF FOLLOWED BY INCORPORATION    Mgmt          For                            For
       OF THE ASSETS OF THE DIVESTED PART OF THE COMPANY
       ACCORDING TO THE PROCEDURE IN THE DOCUMENT
       TO WHICH ITEM  1  ABOVE REFERS

05     AUTHORIZATION FOR THE EXECUTIVE BOARD TO PRACTICE         Mgmt          For                            For
       ALL NECESSARY ACTS FOR THE EXECUTION OF THE
       ABOVE ITEMS

06     APPROVAL OF THE ELECTION OF JOSE SERGIO GABRIELLI         Mgmt          For                            For
       DE AZEVEDO, CHIEF EXECUTIVE OFFICER, AS A MEMBER
       OF THE BOARD OF DIRECTORS OF THE COMPANY




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932452080
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Annual
    Meeting Date:  03-Apr-2006
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     APPROVAL OF THE MANAGEMENT REPORT, FINANCIAL              Mgmt          For                            For
       STATEMENTS AND AUDIT COMMITTEE S OPINION FOR
       THE FISCAL YEAR 2005.

A2     APPROVAL OF THE CAPITAL EXPENDITURE BUDGET FOR            Mgmt          For                            For
       THE FISCAL YEAR 2006.

A3     APPROVAL OF THE DISTRIBUTION OF RESULTS FOR               Mgmt          For                            For
       THE FISCAL YEAR 2005.

A4     APPROVAL OF THE ELECTION OF MEMBERS OF THE BOARD          Mgmt          For                            For
       OF DIRECTORS.*

A5     APPROVAL OF THE ELECTION OF CHAIRMAN OF THE               Mgmt          For                            For
       BOARD OF DIRECTORS.*

A6     APPROVAL OF THE ELECTION OF MEMBERS OF THE FISCAL         Mgmt          For                            For
       COUNCIL AND THEIR RESPECTIVE SUBSTITUTES.*

A7     APPROVAL OF THE ESTABLISHMENT OF THE MANAGEMENT           Mgmt          Abstain                        Against
       COMPENSATION, AS WELL AS THEIR PARTICIPATION
       IN THE PROFITS PURSUANT TO ARTICLES 41 AND
       56 OF THE COMPANY S BYLAWS, AS WELL OF MEMBERS
       OF THE FISCAL COUNCIL.

E1     APPROVAL OF THE INCREASE IN THE CAPITAL STOCK             Mgmt          For                            For
       THROUGH THE INCORPORATION OF PART OF THE REVENUE
       RESERVES CONSTITUTED IN PREVIOUS FISCAL YEARS
       AMOUNTING TO R$ 15.352 MILLION, INCREASING
       THE CAPITAL STOCK FROM R$ 32,896 MILLION TO
       R$ 48.248 MILLION WITHOUT ANY CHANGE TO THE
       NUMBER OF ISSUED SHARES PURSUANT TO ARTICLE
       40, ITEM III OF THE COMPANY S BYLAWS.




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932530050
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  22-May-2006
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE  PROTOCOL AND JUSTIFICATION               Mgmt          For                            For
       OF THE INCORPORATION OF THE SHARES OF PETROBRAS
       QUIMICA S.A. - PETROQUISA BY PETROLEO BRASILEIRO
       S.A.

02     RATIFICATION AND APPOINTMENT OF A SPECIALIZED             Mgmt          For                            For
       FIRM TO EVALUATE THE SHAREHOLDERS EQUITY AND
       BOOK VALUE OF PETROBRAS

03     APPROVAL OF THE VALUATION OF THE SHAREHOLDERS             Mgmt          For                            For
       EQUITY AND BOOK VALUE REPORT OF PETROBRAS

04     APPROVAL OF THE VALUATION OF THE SHAREHOLDERS             Mgmt          For                            For
       EQUITY BOOK VALUE AND NET BOOK ASSETS OF PETROQUISA

05     RATIFICATION AND APPOINTMENT OF A SPECIALIZED             Mgmt          For                            For
       FIRM TO UNDERTAKE AN ECONOMIC AND FINANCIAL
       VALUATION OF PETROBRAS

06     APPROVAL OF THE ECONOMIC AND FINANCIAL VALUATION          Mgmt          For                            For
       OF PETROBRAS

07     APPROVAL OF THE INCORPORATION OF THE TOTAL NUMBER         Mgmt          For                            For
       OF PETROQUISA SHARES HELD BY MINORITY SHAREHOLDERS
       INTO PETROBRAS  EQUITY

08     APPROVAL OF THE ALTERATIONS TO PETROBRAS  BYLAWS          Mgmt          For                            For
       AS PROVIDED FOR IN THE  PROTOCOL AND JUSTIFICATION
       OF THE INCORPORATION OF THE SHARES OF PETROBRAS
       QUIMICA S.A. - PETROQUISA BY PETROLEO BRASILEIRO
       S.A. - PETROBRAS

09     AUTHORIZATION FOR THE EXECUTIVE BOARD TO PRACTICE         Mgmt          For                            For
       ALL THE ACTS NEEDED FOR THE EXECUTION OF THE
       ABOVE ACTIONS




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TEL CO MEDIUM TERM NTS BOOK ENTRY                                  Agenda Number:  700919244
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252109
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2006
          Ticker:
            ISIN:  PH7182521093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the call to order                                 Mgmt          For                            For

2.     Approve the certification of service of notice            Mgmt          For                            For
       and quorum

3.     Approve the President s report                            Mgmt          For                            For

4.     Approve the audited financial statements for              Mgmt          For                            For
       the period ended 31 DEC 2005 contained in the
       Company s 2005 annual report

5.     Elect the Directors including Independent Directors       Mgmt          For                            For
       for the ensuing year

6.     Other business                                            Other         For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO THE            Non-Voting    No vote
       CHANGE IN THE FUTURE RECORD DATE AS PER THE
       CONFIRMATION RECEIVED.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 POHANG IRON & STL LTD                                                                       Agenda Number:  700872838
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70750115
    Meeting Type:  AGM
    Meeting Date:  24-Feb-2006
          Ticker:
            ISIN:  KR7005490008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement,              Mgmt          For                            For
       and the statement of appropriation of retained
       earnings for the 38th FY: pursuant to the Article
       449 of the Korean Commercial Act and the Article
       53 of the Articles of Incorporation

2.     Approve, pursuant to the Article 433 of the               Mgmt          For                            For
       Korean Commercial Act  method of amendments
       to the Articles of Incorporation  and the Article
       24 of the Articles of Incorporation, the partial
       amendment to the Articles of Incorporation
       as follows: election of presiding Director
       of the Board of Directors among Directors other
       than Chairman/Representative Director (CEO),
       abolition of the Stock Option System, establishment
       of ground for operating CEO Candidate Recommendation
       Committee, supplementation of provisions for
       enhancing elastic personnnel operation of Officers,
       addition of educational service to business
       purpose

3.1.1  Approve, Pursuant to the Article 191-16 of the            Mgmt          For                            For
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Young Ju Park  CEO and President
       of Eagon Company  as a Outside Director

3.1.2  Approve, Pursuant to the Article 191-16 of the            Mgmt          For                            For
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Sung Kwan Huh  Professor of Management
       at Dong-A University  as a Outside Director

3.2    Approve, Pursuant to the Article 415-2 of the             Mgmt          For                            For
       Korean Commercial Act, the Article 191-17 of
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Yoon Suk Suh  Dean of the College
       of Business Administration at Ewha Womans University
       , who is a Outside Director,  as a Audit Committee
       Member

3.3    Approve, Pursuant to the Article 382 of the               Mgmt          For                            For
       Korean Commercial Act, and the Article 28 of
       the Articles of Incorporation, to elect Mr.
       Soung Sik Cho  Executive Vice President, Posco
       & Senior Vice President, Posco  as a Standing
       Director

4.     Approve, Pursuant to the Article 388 of the               Mgmt          For                            For
       Korean Commercial Act, and the Article 36 of
       the Articles of Incorporation, to limit the
       total remuneration for the Directors (KRW 6.0
       Billions) in the 39th FY

5.     Approve, Pursuant to the Article 24 of the Articles       Mgmt          For                            For
       of Incorporation, to waiver the claim for overpaid
       employment benefit




--------------------------------------------------------------------------------------------------------------------------
 PORTUGAL TELECOM SGPS SA, LISBOA                                                            Agenda Number:  700898628
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6769Q104
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2006
          Ticker:
            ISIN:  PTPTC0AM0009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       08 MAY 2006. YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

1.     Elect the general meeting Vice Co-Chairman in             Mgmt          For                            For
       light of resignation

2.     Approve the financial statements and statutory            Mgmt          For                            For
       reports for the FYE 31 DEC 2005

3.     Approve the consolidated financial statements             Mgmt          For                            For
       and statutory reports for the FYE 31 DEC 2005

4.     Approve the profit s appropriation                        Mgmt          For                            For

5.     Ratify the appointment of 1 Board Member for              Mgmt          For                            For
       the completion of the 2003-2005 term

6.     Grant discharge to the Management and the Supervisory     Mgmt          For                            For
       Board

7.     Authorize the share repurchase program and reissuance     Mgmt          For                            For
       of repurchased shares

8.     Approve the capital reduction up to EUR 33.865            Mgmt          For                            For
       million in capital through the cancellation
       of 33.865 million shares and amend Article
       4

9.     Amend the Article 13, NR 5 of the Company by              Mgmt          For                            For
       Laws

10.    Approve the increase in capital by EUR 338.656            Mgmt          For                            For
       million through the incorporation of EUR 91.7
       million of issuance premiums, legal reserve
       of EUR 121.5 million, and special reserve of
       EUR 125.4 million increase the nominal value
       to EUR 1.30 and Amend By law

11.    Approve reduction in capital to EUR 395 million           Mgmt          For                            For
       through the reduction in nominal value of EUR
       0.35 and amend the bylaws accordingly

12.    Approve the terms and conditions of a possible            Mgmt          For                            For
       convertible debenture issuance

13.    Approve to eliminate preemptive rights pursuant           Mgmt          For                            For
       to the possible convertible debenture issuance

14.    Grant Authority for the issuance of bonds and             Mgmt          For                            For
       other securities

15.    Approve bond repurchase and reissuance                    Mgmt          For                            For

16.    Elect the Corporate Bodies for the 2006-2008              Mgmt          Against                        Against
       term

       PLEASE NOTE THAT 500 SHARES CARRY 1 VOTE. THANK           Non-Voting    No vote
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 POWERCHIP SEMICONDUCTOR CORP                                                                Agenda Number:  700990193
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70810109
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0005346001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 308729 DUE TO THE RECEIPT OF THE NAMES OF
       DIRECTORS AND SUPERVISORS. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.1    Receive the report on the business operation              Mgmt          For                            For
       result of FY 2005

1.2    Receive the report on the Supervisors  reviewed           Mgmt          For                            For
       financial reports of FY 2005

1.3    Receive the report on the execution status of             Mgmt          For                            For
       buying back treasury stocks of FY 2005

1.4    Receive the report on the status of issuing               Mgmt          For                            For
       1st domestic unsecured convertible bonds

1.5    Receive the report on the status of issuing               Mgmt          For                            For
       2nd domestic unsecured convertible bonds

1.6    Other reports                                             Other         For                            *

2.1    Ratify the business operation result and the              Mgmt          For                            For
       financial reports of FY 2005

2.2    Ratify the net profit allocation of FY 2005;              Mgmt          For                            For
       cash dividend: TWD 0.55 per share

3.1    Amend the rules of shareholders meeting                   Mgmt          For                            For

3.2    Amend the process procedures for acquisition              Mgmt          For                            For
       and disposal of assets

3.3    Amend the process procedures of lending funds             Mgmt          For                            For
       to others

3.4    Amend the process procedures of endorsements              Mgmt          For                            For
       and guarantee

3.5    Approve to issue new shares; stock dividend:              Mgmt          For                            For
       55/1000

3.6    Approve to increase capital through rights issue          Mgmt          Against                        Against
       underlying Global Depository Shares  GDS  or
       local rights issue

3.7    Amend the Articles of the Company                         Mgmt          For                            For

3.8    Approve the selection of the tax benefit in               Mgmt          For                            For
       connection with the local rights issues in
       2005, according to SUI

3.9    Approve to continue proceeding with the issuance          Mgmt          For                            For
       of common shares to sponsor Global Depository
       Shares  GDS s Offering  or local rights issue,
       which was approved by annual regular shareholders
       meeting in 2005

3.10   Approve to release the elected Directors from             Mgmt          For                            For
       non-competition restrictions

4.1    Elect Mr. Frank Huang as a Director  ID: 1                Mgmt          For                            For

4.2    Elect Mr. Brian Shieh as a Director  ID:568               Mgmt          For                            For

4.3    Elect Mr. Stephen Chen as a Director  ID:1293             Mgmt          For                            For

4.4    Elect Veutron Corp,  Representative: Mr. Edmond           Mgmt          For                            For
       Hsu  as a Director  ID:6

4.5    Elect Veutron Corp.  Representative: Mr. Daniel           Mgmt          For                            For
       Chen  as a Director  ID:6

4.6    Elect Amax Capital Inc.  Representative: Mr.              Mgmt          For                            For
       K.T. Tong  as a Director  ID:566878

4.7    Elect Novax Technologies, Inc.  Representative:           Mgmt          For                            For
       Mr. Michael Tsai  as a Director  ID:328749

4.8    Elect Deutron Electronics Corp.  Representative:          Mgmt          For                            For
       Mr. Charles Hsu  as a Director  ID:327856

4.9    Elect Zhi-Li Investment Corp.  Representative:            Mgmt          For                            For
       Mr. Ming Huei Hsu  as a Director  ID:489781

4.10   Elect Elpida Memory  Taiwan  Co., Ltd.  Representative:   Mgmt          For                            For
       Mr. Shigeru Koshimaru  as a Director  ID:566925

4.11   Elect Mr. Koichi Nagasawa as an Independent               Mgmt          For                            For
       Director  ID:19421017NA

4.12   Elect Mr. C. P. Chang as an Independent Director          Mgmt          For                            For
       ID:N102640906

4.13   Elect Mr. C. H. Huang as a Supervisor  ID:4               Mgmt          For                            For

4.14   Elect NewSoft Technology Corp.  Representative:           Mgmt          For                            For
       Mr. Virginia Lo  as a Supervisor  ID:5117

5.     Other agenda and special motions                          Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PREMIERE AG, MUENCHEN                                                                       Agenda Number:  700919294
--------------------------------------------------------------------------------------------------------------------------
        Security:  D61744104
    Meeting Type:  AGM
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  DE000PREM111
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Submission of the adopted annual financial statements     Non-Voting    No vote
       for the YE 31 DEC 2005, the approved consolidated
       financial statements for the YE 31 DEC 2005,
       the Management Report for the Company for FY
       2005, the management report for the Premiere
       Group for FY 2005, as well as the report of
       the Supervisory board for FY 2005

2.     Formal approval of the actions of the Members             Mgmt          For                            For
       of the Management Board for FY 2005

3.     Formal approval of the actions of the Members             Mgmt          For                            For
       of the Supervisory board for FY 2005

4.     Election of PricewaterhouseCoopers Aktiengesellschaft     Mgmt          For                            For
       Wirtschaftsprufungs-gesellschaft, Munich Branch,
       as the Statutory Auditor for FY 2006

5.     Resolution on the creation of authorized capital;         Mgmt          For                            For
       amendment to the Articles of Association

6.     Resolution authorizing the Company to issue               Mgmt          For                            For
       convertible bonds or bonds with warrants and
       to create contingent capital; amendment to
       the Articles of Association

7.     Resolution on the authorization of the Company            Mgmt          For                            For
       to purchase and sell treasury shares

8.     Further amendments to the Articles of Association         Mgmt          For                            For

       PLEASE NOTE THAT THESE SHARES MAY BE BLOCKED              Non-Voting    No vote
       DEPENDING ON SOME SUBCUSTODIANS' PROCESSING
       IN THE MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.




--------------------------------------------------------------------------------------------------------------------------
 PROMISE CO.,LTD.                                                                            Agenda Number:  700983566
--------------------------------------------------------------------------------------------------------------------------
        Security:  J64083108
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  JP3833750007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   52.5, Corporate Officers
       bonuses JPY 67,300,000 (including JPY 15,200,000
       to the Corporate Auditors)

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code (Please refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 PT ASTRA INTERNATIONAL TBK                                                                  Agenda Number:  700962663
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7117N149
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  ID1000057607
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the annual           Mgmt          For                            For
       calculation for book year 2005

2.     Approve to determine the profit utilization               Mgmt          For                            For

3.     Appoint the Board of Commissioners including              Mgmt          For                            For
       the Independent Commissioners and approve to
       determine the salary, allowances for the Directors
       and honorarium for the Commissioners

4.     Appoint the Public Accountant for the book year           Mgmt          For                            For
       2006




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700852569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2005
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 276296 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Amend several Articles in the Articles of Association     Mgmt          For                            For
       with regard to the authorization to write off
       and the eradication of receivables and the
       deadline for conveying the work plan and Company
       annual budget

2.     Approve to decide the limit of the eradication            Mgmt          For                            For
       of the principal receivables that has been
       written off

3.     Ratify the Board of Directors action in relation          Mgmt          For                            For
       to the eradication of the receivables interest
       penalty and fee since the Company became a
       public Company

4.     Approve the providing of legal assistance to              Mgmt          For                            For
       the Members of the Board of Directors/the Board
       of Commissioners and the former Members of
       the Board of Directors/the former Members of
       the Board of Commissioners of the Company,
       and insurance premium payment to the Members
       of the Board of Directors and the Board of
       Commissioners of the Company  D and O Liability
       Insurance

5.     Approve to change the structure of the Board              Mgmt          For                            For
       of Directors and/or the Board of Commissioners

6.A    Approve the report on Plan for Sale/Transfer              Mgmt          For                            For
       of Non-Performing Loan

6.B    Approve the report on Execution of Auction Land           Mgmt          For                            For
       Mortgage




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700959616
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  AGM
    Meeting Date:  22-May-2006
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the consolidated     Mgmt          For                            For
       financial report of the Company, the annual
       report on partnership program, environment
       construction and aquit et de charge to the
       Director and the Commissioner

2.     Approve the use of profit of the Company for              Mgmt          For                            For
       the FYE on 31 DEC 2005

3.     Approve to determine the Public Accountant office         Mgmt          For                            For
       to audit the Company s consolidated financial
       report to audit the annual report on partnership
       program and environment construction for the
       FYE on 31 DEC 2006

4.     Approve the remuneration of the Board of Directors        Mgmt          For                            For
       and honorarium for the Board of Commissioners
       of the Company

5.     Approve the program of Management Stock Option            Mgmt          For                            For
       Plan stage III and the implementation report
       on the previous stage of ESA and MSOP Program

6.     Approve to change the Management composition              Mgmt          For                            For
       of the Company as well as its duties and authorities




--------------------------------------------------------------------------------------------------------------------------
 PT BANK RAKYAT INDONESIA (PERSERO) TBK                                                      Agenda Number:  700971218
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697U104
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  ID1000096001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the financial        Mgmt          For                            For
       statement for book year 2005 and Community
       Development Program report in year 2005

2.     Approve to utilize Company s profit for book              Mgmt          For                            For
       year 2005 and the allocation of income and
       dividends of IDR 153

3.     Approve Prasetio Sarwoko Sandjaja as the Auditors         Mgmt          Abstain                        Against
       and authorize the Board to fix their remuneration

4.     Approve  to determine the remuneration for the            Mgmt          Abstain                        Against
       Board of Directors and the Commissioners

5.     Approve to determine the implementation of Ministry       Mgmt          For                            For
       of States Companies Rules dated 23 JAN 2006
       re-guidance on appointment of Board of Directors
       and the Board of Commissioners in States Companies

6.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       Syariah Board as the Auditors

7.     Approve to determine the amount of bad debt               Mgmt          Abstain                        Against
       that can be written off

8.     Receive the report of Management Stock Option             Mgmt          Abstain                        Against
       Program III

9.     Approve to change the Company Management structure        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT INDOSAT TBK                                                                              Agenda Number:  700851428
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7130D110
    Meeting Type:  EGM
    Meeting Date:  22-Dec-2005
          Ticker:
            ISIN:  ID1000097405
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the change of the Vice President Director         Mgmt          For                            For
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700850642
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2005
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the amendment and re-arrangement of               Mgmt          Abstain                        Against
       the Articles of Association of the Company

2.     Approve the plan of the Company s share buy-back          Mgmt          For                            For

3.     Approve to determine the concept/formula of               Mgmt          Abstain                        Against
       the compensation for the Management of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700998771
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual report for the               Mgmt          For                            For
       FY 2005

2.     Ratify the Company s audited consolidate financial        Mgmt          For                            For
       statement and community development and social
       contribution program financial statement for
       the FY 2005 and acquittal, grant discharge
       to the Board of Directors and Commissioners

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of IDR 152 per share

4.     Appoint Siddharta Siddharta Widjaja as Auditors           Mgmt          For                            For
       for external audit of Company for FY 2006 ,
       including audit of internal control for financial
       reporting and the Independent Auditor for external
       audit Company Dev and Social Contribution Program;
       and authorize the Board to fix their remuneration

5.     Approve the adjustment of the Company s Board             Mgmt          For                            For
       Commissioners, which Members were elected in
       EGM of shareholders dated 10 MAR 2004,in accordance
       with the Company new Article of Association
       Law No.1 9/2003 regarding state owned enterprise

6.     Approve the compensation for the Member of the            Mgmt          For                            For
       Board of Directors and the Board of Commissioners
       for the FY 2006

7.     Approve the changes and/or additional number              Mgmt          For                            For
       of the Board of Directors and appoint the new
       Director of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PUBLISHING AND BROADCASTING LIMITED PBL                                                     Agenda Number:  700810357
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q7788C108
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2005
          Ticker:
            ISIN:  AU000000PBL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the financial statements of the Company           Non-Voting    No vote
       and its controlled entities for the YE 30 JUN
       2005 and the reports of the Directors and the
       Auditors thereon

1.A    Re-elect Mrs. Rowena Danziger as a Director               Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with Clause 6.1(f) of the Company
       s Constitution

1.B    Re-elect Mr. Ashok Jacob as a Director of the             Mgmt          For                            For
       Company, who retires by rotation in accordance
       with Clause 6.1(f) of the Company s Constitution

1.C    Re-elect Mr. Robert Whyte as a Director of the            Mgmt          For                            For
       Company, who retires by rotation in accordance
       with Clause 6.1(f) of the Company s Constitution

2.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 QANTAS AIRWAYS LTD                                                                          Agenda Number:  700803249
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q77974105
    Meeting Type:  AGM
    Meeting Date:  13-Oct-2005
          Ticker:
            ISIN:  AU000000QAN2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial report, the Directors               Non-Voting    No vote
       report and the Independent Audit report of
       the Qantas Airways Limited for the FYE 30 JUN
       2005

2.     Approve to ask questions about or make comments           Non-Voting    No vote
       on the Management and the audit of Qantas

3.1    Re-elect Mr. Paul Anderson as a Non-Executive             Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.2    Re-elect Mr. John Schubert as a Non-Executive             Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.3    Re-elect Mr. Garry Hounsell as a Non-Executive            Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.4    Re-elect Mr. Peter Cosgrove as a Non-Executive            Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

4.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005  as specified

S.5    Amend the Constitution of Qantas Airways Limited,         Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 QBE INSURANCE GROUP LTD                                                                     Agenda Number:  700891066
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q78063114
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  AU000000QBE9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial reports, the reports of             Non-Voting    No vote
       the Directors and of the Auditors of the Company
       for the YE 31 DEC 2005

2.a    Re-elect Mr. E. John Cloney as a Director, who            Mgmt          For                            For
       retires in accordance with Clause 76 of the
       Company s Constitution

2.b    Re-elect Ms. Belinda J. Hutchinson as a Director,         Mgmt          For                            For
       who retires in accordance with Clause 76 of
       the Company s Constitution

2.c    Re-elect Ms. Irene Y.L. Lee as a Director, who            Mgmt          For                            For
       retires in accordance with Clause 76 of the
       Company s Constitution

3.     Elect Ms. Isabel F. Hudson as a Director                  Mgmt          For                            For

4.     Adopt the remuneration report of the Company              Mgmt          For                            For
       for the FYE 31 DEC 2005

5.     Approve, for the purpose of ASX Listing Rule              Mgmt          For                            For
       10.14 and for all other purposes, the grant
       to the Chief Executive Officer, Mr. F.M. O
       Halloran of conditional rights over a maximum
       of 37,000 shares in the Company and options
       to subscribe for a maximum of 97,000 unissued
       ordinary shares of the Company and the allotment
       or transfer of ordinary shares in the Company
       on satisfaction of and subject to the conditions
       attached to the conditional rights and on valid
       exercise of the options under the Company s
       2005 Long Term Incentive Scheme

6.     Approve, for the purpose of Exception 9 in ASX            Mgmt          For                            For
       Listing Rule 7.2, Section 200B and 200E of
       the Corporations Act and for all other purposes,
       to the issue or transfer of equity securities
       under the Long Term Incentive Scheme and to
       give benefits comprising the issue or transfer
       of ordinary shares in the Company under the
       Long Term Incentive Scheme to a participant
       in Equitable Circumstances as provided for
       under the terms of the Scheme

S.7    Approve that the Company renew the proportional           Mgmt          For                            For
       takeover approval provisions in the form set
       out in Clauses 117 to 119 of the Constitution
       of the Company, for the purpose of Section
       648G of the Corporation Act

S.8    Amend the Clause 115 of the Company s Constitution,       Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 QUANTA COMPUTER INC                                                                         Agenda Number:  700957802
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7174J106
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  TW0002382009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID: 296926 DUE TO ADDITIONAL OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business report and 2006 prospection     Mgmt          For                            For

1.2    Receive 2005 audited reports                              Mgmt          For                            For

1.3    Receive the report on the status of the overseas          Mgmt          For                            For
       Convertible Bonds

1.4    Amend the rules for Board Meeting                         Mgmt          Abstain                        Against

2.1    Ratify the 2005 audited reports                           Mgmt          For                            For

2.2    Ratify the 2005 earnings distribution  cash               Mgmt          For                            For
       dividend: TWD 2.5/share, stock dividend: 20/1000
       shares

3.1    Approve to raise capital by issuing new shares            Mgmt          For                            For
       from earnings and employee s bonus

3.2    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

3.3    Amend the rules of shareholders meeting                   Mgmt          Abstain                        Against

3.4    Amend the procedures of lending the Company               Mgmt          Abstain                        Against
       excess capital to the third party, endorsements
       and guarantees

3.5    Amend the procedures of acquisition or disposal           Mgmt          Abstain                        Against
       of asset

3.6    Amend the rules of election of the Directors              Mgmt          Abstain                        Against
       and the Supervisors

4.     Other motions                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 RAKUTEN INC, TOKYO                                                                          Agenda Number:  700897955
--------------------------------------------------------------------------------------------------------------------------
        Security:  J64264104
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3967200001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   0, Final
       JY 50, Special JY 0

2      Amend Articles to: Limit Legal Liability of               Mgmt          For                            For
       Non-Executive Statutory Auditors  - Authorize
       Public Announcements in Electronic Format

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For

3.4    Elect Director                                            Mgmt          For                            For

3.5    Elect Director                                            Mgmt          For                            For

3.6    Elect Director                                            Mgmt          For                            For

4      Approve Executive Stock Option Plan                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  700810395
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y165
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2005
          Ticker:
            ISIN:  INE015A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board, in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions of the Companies Act, 1956  including
       any statutory modification s  or re-enactment
       thereof  and relevant provisions of the Memorandum
       and Articles of Association of the Company
       and the issue of Foreign Currency Convertible
       Bonds and Ordinary Shares (through Depository
       Receipt Mechanism) Scheme, 1993, and subject
       to the approval, consent, permission and/or
       sanction of the Ministry of Finance of the
       Government of India, the Reserve Bank of India
       and any other appropriate authorities, institutions
       or bodies, as may be necessary and subject
       to such conditions and modifications as may
       be prescribed in granting such approvals, consents
       and permissions, which may be agreed to by
       the Board of Directors of the Company  the
       Board which term shall include a Committee
       of Directors , the consent of the Company be
       accorded, to issue, offer and allot, in one
       or more tranches any securities including Global
       Depository Receipts/Shares  GDRs  and/or American
       Depositary Receipts/Shares  ADRs  and/or Foreign
       Currency Convertible Bonds  FCCBs  and/or Convertible
       Bonds/ Debentures and/or Euro-Convertible Bonds
       and/or Equity Shares and/or Preference Shares
       whether Cumulative/Redeemable/Partly Convertible/Convertible and/or Securities Partly or Fully Convertible
       into Equity Shares and/or Securities linked
       to Equity Shares and/or any Instruments or
       Securities with or without detachable warrants,
       or such other types of Securities representing
       either Equity Shares or Convertible Securities,
       Securities  in India or in 1 or more foreign
       market s  to be subscribed in foreign currency
       ies /Rupees by Foreign/Domestic Investors,
       including Non-residents, Foreign Institutional
       Investors, Non Resident Indians, Foreign Nationals,
       Corporate Bodies, Banks, Institutions, Mutual
       Funds or such other eligible entities or persons
       as may be decided by the Board in accordance
       with applicable laws, whether or not such persons/entities/investors are members of the Company, through Prospectus,
       Offering Letter, Circular, Memorandum or through
       any other mode from time to time as may be
       deemed appropriate by the Board on such terms
       and conditions as the Board may in its sole
       and absolute discretion deem fit up to USD
       1500 million on such terms and conditions including
       pricing as the Board may in its sole and absolute
       discretion decide including the form and the
       persons to whom such Securities may be issued
       and all other terms and conditions a matters
       connected therewith; approve, without prejudice
       to the generality of the above and subject
       to applicable laws, the aforesaid issue of
       the Securities may have all or any terms or
       combination of terms in accordance with normal
       practice including but not limited to conditions
       in relation to payment of interest, dividend,
       premium on redemption or early redemption at
       the option of the Company and/or to the holder
       s  of the Securities and other debt-service
       payment whatsoever and all such terms as are
       provided in offerings of this nature, including
       terms for issue of additional Equity Shares,
       of variation of interest payment and/or variation
       of the price and/or the period of conversion
       of Securities into Equity Shares or issue of
       Equity Shares during the duration of the Securities
       and/or voting rights or option for early redemption
       of Securities; approve that the Company and
       any agency or body authorized by the Company
       may issue depository receipts representing
       the underlying Equity Shares or other Securities
       or FCCBs issued by the Company in registered
       form with such features and attributes as are
       prevalent in international capital markets
       for instruments of this nature and to provide
       for the tradability or free transferability
       thereof as per the international practices
       and regulations and under the forms and practices
       prevalent in the international markets including
       filing any registration statement and any other
       document and any amendment thereto with any
       relevant authority for Securities listing and
       trading, in the overseas Stock/Securities Exchange
       s ; authorize the Board: to issue and allot
       such number of Equity Shares as may be required
       to be issued and allotted upon conversion of
       any Securities referred above or as may be
       necessary in accordance with the terms of the
       offering s ; subject to the applicable laws,
       to issue and allot Equity Shares  including
       Equity Shares issued and allotted upon conversion
       of any Securities  with differential rights
       including differential rights as to dividend
       and/or voting; approve that the Securities
       issued in foreign markets shall be deemed to
       have been made abroad and/or in the market
       and/or at the place of issue of the securities
       in the international market and may be governed
       by applicable foreign laws; authorize the Board,
       for the purpose of giving effect to any issue
       or allotment of Securities or Instruments representing
       the same, to determine the form, terms and
       timing of the offering s , including the class
       of investors to whom the Securities are to
       be allotted., number of Securities to be allotted
       in each tranche, issue price, face value, premium
       amount of issue/conversion of Securities/redemption
       of Securities, rate of interest, redemption
       period, listings on one or more Stock Exchanges
       abroad as the Board in its sole and absolute
       discretion deem fit and to make and accept
       any modifications in the proposal as may be
       required by the authorities involved in such
       issues and on behalf of the Company to do all
       such acts, deeds, matters and things as it
       may at its sole and absolute discretion deem
       necessary or desirable for such purpose, including
       without limitation the Appointment of Registrars,
       Book-runners, Lead-managers, Trustees, Agents,
       Bankers, Global Co-ordinators, Custodians,
       Depositories, Consultants, Solicitors, Accountants,
       or such other Agencies, entering into arrangements
       for underwriting, marketing, listing, trading,
       depository and such other arrangements and
       agreements, as may be necessary and to issue
       any Offer Documents and sign all deeds, documents
       and to pay and remunerate all agencies/intermediaries
       by way of commission, brokerage fees, charges,
       out of pocket expenses and the like as may
       be involved or connected in such offerings
       of Securities, with power on behalf of the
       Company to settle any question, difficulty
       or doubt that may arise in regard to any such
       issues offer or allotment of Securities and
       in complying with any Regulations, as it may
       in its sole and absolute discretion deem fit,
       without being required to seek any further
       consent or approval of the members or otherwise
       to the end and intent that the members shall
       be deemed to have given their approval thereto
       expressly by the authority of this Resolution;
       authorize the Board to delegate all or any
       of the powers herein conferred to any Committee
       of Directors or Executive Director s  or any
       other Officer s  of the Company to give effect
       to the aforesaid resolution

2.     Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from INR 2,000,000,000 to INR
       3,000,000,000 divided into 100,000 cumulative
       redeemable preference shares of INR 100 each
       and 598,000,000 equity shares of INR 5 each

S.3    Amend the existing Clause V of the Memorandum             Mgmt          For                            For
       of Association of the Company by substituting
       with new one as specified

s.4    Amend the existing Article 4 of the Articles              Mgmt          For                            For
       of Association of the Company by substituting
       with new one as specified

5.     Authorize the Board of Directors, in supersession         Mgmt          For                            For
       of the resolution passed at the EGM of the
       Company held on 25 FEB 1994 and pursuant to
       the provisions of Section 293(1)(d) of the
       Companies Act, 1956 and all other applicable
       provisions, if any, consent be accorded, to
       borrow monies together with monies already
       borrowed by the Company  apart from temporary
       loans obtained from the Company s bankers in
       the ordinary course of business  upto INR 5000
       crores as outstanding at any time in excess
       of the aggregate of paid-up capital and free
       reserves of the Company from time to time

S.6    Authorize the Company, subject to the provisions          Mgmt          For                            For
       of the Foreign Exchange Management Act  FEMA
       1999, the Companies Act, 1956 and all other
       applicable laws, rules, regulations, guidelines
       and the Articles of Association of the Company
       and subject to approval, consent, permission
       of the Government of India, the Reserve Bank
       of India and any other appropriate authorities,
       institutions or bodies as may be necessary
       and subject to such conditions as may be prescribed
       by any way of concerned authorities while granting
       such approvals, permissions and sanctions which
       may be agreed to by the Board of Directors
       referred to as the  Board  which term shall
       include a Committee of Directors  accorded
       for the investment in the equity shares of
       the Company by foreign institutional investors
       registered with the Securities and Exchange
       Board of India upto 50% of the paid-up equity
       share capital/value of each series of convertible
       debentures with effect from such date s  and
       in such franches/stages as the Board may in
       its sole and absolute discretion decide from
       time to time




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  700811171
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y165
    Meeting Type:  SGM
    Meeting Date:  27-Oct-2005
          Ticker:
            ISIN:  INE015A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Authorize the Board: pursuant to the provisions           Mgmt          For                            For
       of Section 293(1)(a) and other applicable provisions,
       if any, of the Companies Act, 1956 and subject
       to such approvals, consents, permissions and
       sanctions as may be required from appropriate
       authorities or bodies from time to time and
       subject further to such conditions and modifications
       as may be prescribed in granting the such approvals,
       consents and permissions which may be agreed
       to by the Board of Directors of the Company
       the Board which term shall include a Committee
       of Directors , to sell/divest the Allied Business
       port-folio of the Company consisting of: i)
       Ranbaxy Fine Chemicals Ltd.  a wholly owned
       subsidiary ; ii) Animal Health Care Business;
       and iii) Diagnostics Business  commonly known
       as Allied Businesses  on a going concern basis
       at such consideration and terms and conditions
       as may be decided by the Board in its sole
       discretion from time to time; to finalize and
       execute all such papers, documents, writings,
       agreements, memoranda, deeds of assignment,
       conveyance deed, undertakings, share transfer
       form and to do all such acts, deeds, matters
       and things as the Board may, in its sole discretion,
       consider necessary, expedient usual or proper
       and to settle any question or remove any difficulty
       or doubt that may arise in the matter; and
       to delegate all or any of the powers herein
       conferred to any Committee of Directors or
       the Executive Director s  or any other Officer
       s  of the Company to give effect to the aforesaid
       resolution




--------------------------------------------------------------------------------------------------------------------------
 REED ELSEVIER NV                                                                            Agenda Number:  700907833
--------------------------------------------------------------------------------------------------------------------------
        Security:  N73430105
    Meeting Type:  AGM
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  NL0000349488
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295028 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 12 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening                                                   Non-Voting    No vote

2.     Receive the report of the Management for the              Non-Voting    No vote
       FY 2005

3.     Approve the financial statements and the statutory        Mgmt          For                            For
       reports

4.A    Grant discharge to the Management Board                   Mgmt          For                            For

4.B    Grant discharge to the Supervisory Board                  Mgmt          For                            For

5.     Approve the dividends of EUR 0.359 per share              Mgmt          For                            For

6.     Appoint Deloitte Accountants BV as the External           Mgmt          For                            For
       Auditors for 2006

7.     Approve the changes to the Long Term Incentive            Mgmt          For                            For
       Stock Option Scheme 2003

8.A    Appoint Mrs. L. Hook to the Supervisory Board             Mgmt          For                            For

8.B    Re-appoint Mrs. G. de Boer-Kruyt to the Supervisory       Mgmt          For                            For
       Board

8.C    Re-appoint Mr. M. Elliott to the Supervisory              Mgmt          For                            For
       Board

8.D    Re-appoint Mr. C. Van Lede to the Supervisory             Mgmt          For                            For
       Board

8.E    Re-appoint Mr. D. Reid to the Supervisory Board           Mgmt          For                            For

9.A    Re-elect Mr. Gerard van de Aast to the Management         Mgmt          For                            For
       Board

9.B    Re-elect Mr. Patrick Tierney to the Management            Mgmt          For                            For
       Board

10.    Authorize the Management Board to repurchase              Mgmt          For                            For
       of up to 10% of issued share capital

11.A   Authorize the Board to issue shares up to 10%             Mgmt          For                            For
       of the issued and outstanding share capital

11.B   Authorize the Board to exclude pre-emptive rights         Mgmt          Against                        Against
       from issuance under Resolution 11.A

       Other business                                            Non-Voting    No vote

       Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 REED ELSEVIER PLC                                                                           Agenda Number:  700906158
--------------------------------------------------------------------------------------------------------------------------
        Security:  G74570105
    Meeting Type:  AGM
    Meeting Date:  18-Apr-2006
          Ticker:
            ISIN:  GB0007308355
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s financial statements for            Mgmt          For                            For
       the YE 31 DEC 2005, together with the reports
       of the Directors and Auditors

2.     Approve the Directors  remuneration report as             Mgmt          For                            For
       set out in the Reed Elsevier annual reports
       and the financial statements 2005

3.     Declare a final dividend for 2005 on the Company          Mgmt          For                            For
       s ordinary shares

4.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       of the Company until the next AGM at which
       accounts are laid

5.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of the Auditors

6.     Elect Ms. Lisa Hook as a Director                         Mgmt          For                            For

7.     Re-elect Mr. Gerard Van de Aast as a Director             Mgmt          For                            For

8.     Re-elect Mr. Mark Elliott as a Director                   Mgmt          For                            For

9.     Re-elect Mr. Cees Van Lede as a Director                  Mgmt          For                            For

10.    Re-elect Mr. David Reid as a Director                     Mgmt          For                            For

11.    Re-elect Mr. Patrick Tierney as a Director                Mgmt          For                            For

12.    Amend the rules of the Reed Elsevier Group plc            Mgmt          For                            For
       long term Incentive Share Option Scheme  the
       scheme  as specified; authorize the Directors
       of the Company to take such actions as may
       be necessary to facilitate the implementation
       of the changes by Reed Elsevier Group plc and
       to be counted in the quorum and to vote as
       Directors on any matter relating to the scheme
       notwithstanding that they may be interested
       in the same

13.    Authorize the Directors, subject to and in accordance     Mgmt          For                            For
       with the Article 11 of the Company s Articles
       of Association and pursuant to Section 80 of
       the Companies Act 1985, to allot relevant securities
       having  or consisting of or giving the right
       to subscribe or convert into shares having
       up to an aggregate nominal amount of GBP 24.3
       million;  Authority expires the earlier of
       the conclusion of the AGM in 2007 or 17 APR
       2007

s.14   Authorize the Directors, subject to and in accordance     Mgmt          For                            For
       with the Article 12 of the Company s Articles
       of Association and pursuant to Section 95
       the Act  of the Companies Act 1985, to allot
       equity securities for cash pursuant to the
       authority conferred by the previous resolution
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities:
       a) up to an aggregate nominal value of GBP
       7.9 million; and b) the allotment  otherwise
       than pursuant to sub-paragraph (i) above of
       equity securities pursuant to the terms of
       the Reed Elsevier Group plc Share Option Schemes
       approved by the Company;  Authority expires
       the earlier of the conclusion of the AGM in
       2007 or 17 APR 2007

s.15   Authorize the Company, subject to an in accordance        Mgmt          For                            For
       with Article 57 of the Company s Articles of
       Association, to make market purchases  Section
       163(3) of the Companies Act 1985  of up to
       127 million ordinary shares of 12.5p each in
       the capital of the Company, at a minimum price
       of 12.5p and up to 105% of the average middle
       market quotations for such shares derived from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days, an amount
       equal to the higher of the price of the last
       independent trade of an ordinary share and
       the current independent bid for an ordinary
       share as derived from the London Stock Exchange
       trading System  SETS ;  Authority expires earlier
       the conclusion of the AGM in 2007 or 17 APR
       2007 ; the Company, before the expiry, may
       make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE CAPITAL VENTURES LTD                                                               Agenda Number:  700915070
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7229U106
    Meeting Type:  CRT
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE331H01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Amalgamation and arrangement of the
       applicant Company with Reliance Capital Limited
       and their respective shareholders and creditors
       the Scheme




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE COMMUNICATION  VENTURES LTD                                                        Agenda Number:  700887966
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72317103
    Meeting Type:  OTH
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  INE330H01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Approve, pursuant to Sections 16, 94 and all              Mgmt          For                            For
       other provisions, if any, of the Corporations
       Act of Company Act 1956  including statutory
       modifications or re-enactment thereof for the
       time being in force , to increase the authorize
       share capital of the Company of INR 650,00,00,000
       divided into 130,00,00,000 equity shares of
       INR 5 each to INR 1500,00,00,000 divided into
       200,00,00,000 equity shares of INR 5 each and
       100,00,00,000 unclassified shares of INR 5
       each with this power to the Board to decide
       on the extent of variation in such rights and
       classify and reclassify from time to time such
       shares into any class of shares; amend Clause
       V of the Memorandum of association of the Company
       as specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions, if
       any of the Companies Act 1956, the existing
       Article 3 of the Articles of Association of
       the Company and by inserting new Article as
       specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.3    Approve to accept, pursuant to provisions of              Mgmt          For                            For
       Section 81(1A) and other applicable provisions,
       if any of the Companies Act, 1956, and in accordance
       with the provisions of the Memorandum and Articles
       of Association of the Company and regulations/guidelines,
       prescribed by the Securities and Exchange Board
       of India or any other relevant authority, from
       time to time, to the extent applicable and
       subject to approvals, consents, permissions
       and sanctions, as may be required, and subject
       to such conditions as may be prescribed by
       any of them while granting such approvals,
       consents, permissions and sanctions, which
       the Board of Directors of the Company  the
       Board ; authorize the Board of the Company
       to create, offer, issue and allot, to or for
       the benefit of such person(s) as are in the
       permanent employment and the Directors  including
       the whole time Directors  of the Company, at
       any time, equity shares of the Company and/or
       warrants  whether attached to any security
       or not  with an option exercisable by the warrant
       holder to subscribe any equity shares/equity
       linked securities and/or bonds debentures,
       preference shares or other securities convertible
       into equity shares, in such manner, during
       that period, in one or more branches and on
       such conditions as the board may decide prior
       to the issue and offer thereof, for, or which
       upon exercise or conversion could give rise
       to the issue of number of equity shares not
       exceeding in aggregate 5% of the aggregate
       of the number of issued equity shares of the
       Company, from time to time on the date(s) under
       Reliance Natural Resources Employees Stock
       Option Scheme  ESOS , as placed at the meeting;
       subject to the terms stated herein, the equity
       shares allotted pursuant to the aforesaid resolution
       shall in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; the ESOS may be operated by
       the Trustees of any ESOS Trust(s) established
       by the Company and containing such terms as
       the Board while establishing the Trust(s) deem
       appropriate; for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified above,
       or for the purpose of selling any ESOS Trust(s),
       authorize the Board on behalf of the Company
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, and
       with power on behalf of the Company to settle
       al questions, difficulties or doubts that may
       arise in regard to such issue(s) or allotment(s)
       in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members; authorize the Board
       to modify the terms of ESOS in accordance with
       any guidelines or regulations that may be issued,
       from time to time, by any appropriate authority
       unless such variation, modification or alteration
       is detrimental to the interests of the employees/Directors including the whole-time Directors ; and authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors,
       or the Chairman of the Company

4.     Authorize the Board of Directors  the Board               Mgmt          For                            For
       , in accordance with the Section 293(1)(d)
       of the Companies Act, 1956 and the Articles
       of Association of the Company, to borrow any
       sum or sums of money  including non fund based
       facilities  from time to time at their discretion,
       for the purpose of the business of the Company,
       from any 1 or more Banks, Financial Institutions
       and other persons, firms, bodies, corporate,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the  apart from temporary loans obtained from
       the Company s Bankers in the ordinary course
       of business  may, at any time, exceed up to
       a sum of INR 10,000 crore over and above the
       aggregate of the then paid up capital of the
       Company and its free reserves  that is to say
       reserves not set apart for any specific purpose
       and to arrange or fix the terms and conditions
       of all such monies to be borrowed from time
       to time as to interest, repayment, security
       or otherwise as they may, in their absolute
       discretion, think fit; authorize the Board
       to do all such acts, deeds, matters and things
       as it may in its absolute discretion deem necessary,
       proper, or desirable and to settle any question,
       difficulty, doubt that may arise in respect
       of the borrowing(s) aforesaid and further to
       do all such acts, deeds and things and to execute
       all documents and writings as may be necessary,
       proper desirable or expedient to give effect
       to this resolution

5.     Grant authority to the Board of Directors, in             Mgmt          For                            For
       terms of Section 293(1)(a) and all other applicable
       provisions of the Companies Act, 1956,  including
       any statutory modification or re-enactment
       thereof, for the time being in force , to the
       Board of Directors  the Board  to mortgage
       and/or charge, in addition to the mortgages/charges
       created/to be created by the Company, in such
       form and manner and with such ranking and at
       such time and on such terms as the Board may
       determine, on all or any of the moveable and/or
       immoveable properties of the Company, both
       present and future and/or the whole or any
       part of the undertaking(s) of the Company together
       with the power to take over the management
       of the business and concern of the Company
       in certain events of default, in favour of
       the Lender(s), Agent(s) and Trustee(s)/Trustee(s),
       for securing the borrowings availed/to be availed
       by the Company and/or any of the Company s
       holding / subsidiary / affiliate I associate
       company, by way of loan(s) (in foreign currency
       and/or rupee currency) and Securities (comprising
       fully/partly Convertible Debentures and/or
       Non Convertible Debentures with or without
       detachable or non-detachable Warrants and/or
       secured premium notes and/or floating rates
       notes/bonds or other debt instruments), issued/to
       be issued by the Company, from time to time,
       subject to the limits approved under Section
       293(1)(d) of the Companies Act, 1996, together
       with interest at the respective agreed rates,
       additional interest, compound interest in case
       of default, accumulated interest, liquidated
       damages. commitment charges, premia on prepayment,
       remuneration of the Agent(s)/Trustees, premium
       (if any) on redemption, all other costs, charges
       and expenses, including any increase as a result
       of devaluation / revaluation fluctuation in
       the rates of exchange and all other monies
       payable by the Company in terms of the Loan
       Agreement(s)/Heads of Agreement(s), Debenture
       Trust Deed(s) or any other document, entered
       into/ to be entered into between the Company
       and the Lender(s)/Agent(s) and Trustee(s) /
       Trustee(s), in respect of the said loans /
       borrowings / debentures and containing such
       specific terms and conditions and covenants
       in respect of enforcement of security as may
       be Stipulated in that behalf and agreed to
       between the Board of Directors or Committee
       thereof and the Lender(s)/Agent(s)and Trustee(s)/Trustee(s);
       authorize the Board and/or its duty constituted
       Committee for the purpose of giving effect
       to this resolution to finalize, settle and
       execute such documents/deeds/writings/papers/agreements
       as may be required and do all such acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to creating mortgages/charges
       as aforesaid

S.6    Approve, pursuant to Section 309 and all other            Mgmt          For                            For
       applicable provisions if any, of the Companies
       Act, 1956  the Act  and subject to all permissions,
       sanctions and approvals as may be necessary,
       approval of the Company and accorded for the
       payment of commission to the Director(s) of
       the Company who is/are neither in the whole
       time employment nor Managing Director(s), in
       accordance with and up to the limits laid down
       under the provisions of Section 309(4) of the
       Act, computed in the manner specified in the
       Act, for a period of 5 years from the FY commencing
       01 APR 2006, in such manner and up to such
       extent as the Remuneration Committee of the
       Board may, from time to time, determine; authorize
       the Board and/or Remuneration Committee constituted
       by the Board for the purpose of giving effect
       to this resolution, to take all actions and
       do all such deeds, matters and things, as it
       may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in this
       regard

S.7    Authorize the Board, pursuant to Section 81(1A)           Mgmt          Against                        Against
       and all other applicable provisions of the
       Companies Act, 1956  including any Statutory
       modification or re-enactment there of for the
       time being in force  and enabling provisions
       of the Memorandum and the Articles of Association
       of the Company and the Listing Agreements with
       the Stock Exchanges and subject to the provisions
       of the applicable rules, regulations, guidelines
       or laws and/or any approval, consent, permission
       or sanction of the Central Government Reserve
       Bank of India and any other appropriate authorities,
       institutions or bodies  here in after collectively
       referred to as the appropriate authorities
       , and subject to such conditions as may be
       prescribed by any 1 of them while granting
       any such approval, consent, permission, and/or
       sanction  here in after referred to requisite
       approvals  which may be agreed to by the Board
       of Directors of the Company  hereinafter called
       the Board which term shall be deemed to include
       any committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this Resolution
       , to issue, offer and allot, in international
       offerings any securities including global depositary
       receipts and/or American depositary receipts
       convertible into equity shares, preference
       shares whether cumulative/ redeemable/ convertible
       at the option of the Company and /or the option
       of the holders of the security and / or securities
       linked to equity shares/preference shares and
       /or any instrument or Securities representing
       convertible securities such as convertible
       debentures, bonds or warrants convertible into
       depositary receipts underlying equity shares/
       equity shares / preference shares,  hereinafter
       referred to as the securities  to be subscribed
       by foreign / domestic investors/institutions
       and / or corporate bodies/entities including
       mutual funds, banks, insurance Companies and/or
       individuals or otherwise, whether or not such
       persons/entities/investors are Members of the
       Company whether in one or more currency, such
       issue and allotment to be made at such time
       or times in one or more branches or branches,
       at par or at such price or prices, and on such
       terms and conditions and in such manner as
       the Board may, in its absolute discretion think
       fit, in consultation with the Lead Managers,
       Underwriters, Advisors or other intermediaries
       provided however that the issue of securities
       as above shall not result in increase of the
       issued and subscribed equity share capital
       of the Company by more than 25% of the then
       issued and outstanding equity shares; without
       prejudice to the generality of the above, the
       aforesaid issue of securities may have all
       or any terms or combination of terms including
       as to conditions in relation to payment of
       interest, additional interest, premia on redemption,
       prepayment and any other debt service payments
       whatsoever, and all such other terms as are
       provided in securities offerings of this nature
       including terms for issue of such securities
       or variation of the conversion price of the
       security during the duration of the securities
       and the Company is also entitled to enter into
       and execute alt such arrangements as the case
       may be with any lead managers, managers, underwriters,
       bankers, financial institutions. solicitors,
       advisors guarantors, depositories, custodians
       and other intermediaries in such offerings
       of securities and to remunerate alt such agencies
       including the payment of commissions, brokerage,
       fees or payment of their remuneration for their
       services or the like, and also to seek the
       listing of such securities on one or more Stock
       Exchanges including international Stock Exchanges
       wherever permissible; the Company may enter
       into any arrangement with any agency or body,
       authorized by the Company for the issue of
       Securities in registered or bearer form with
       such features and attributes as are prevalent
       in capital markets for instruments of this
       nature and to provide for the tradability or
       tree transferability thereof as per the domestic
       and/or international practice and regulations,
       and under the norms and practices prevalent
       in securities markets; that the Board and/or
       an agency or body authorized by the Board may
       issue depositary receipt(s) or certificate(s)
       or shares, representing the underlying securities
       issued by the Company in registered or bearer
       form with such features and attributes as are
       prevalent in Indian and/or international capital
       markets for the instruments of this nature
       and to provide for the tradability or free
       transferability thereof, as per the Indian/International
       practices and regulations and under the norms
       and practices prevalent in the Indian/International
       markets; the Securities issued in foreign markets
       shall be deemed to have been made abroad and/or
       in the market and/or at the place of issue
       of the securities in the international market
       and may be governed by the applicable laws;
       authorize the Board or any Committee to issue
       and allot such number of shares as may be required
       to be issued and allotted upon conversion of
       any securities as specified or as may be necessary
       in accordance with the terms of the offering,
       all such shares being pari passu with the then
       existing shares of the Company in all respects,
       as may be provided under the terms of the issue
       and in the offering document; such of these
       Securities to be issued as are not subscribed
       may be disposed off by the Board to such persons
       and in such manner and on such terms as the
       Board in its absolute discretion thinks fit
       in the best interest of the Company and as
       is permissible at law; authorize the Board
       or any Committee on behalf of the Company,
       for the purpose of giving effect to any issue
       or allotment of securities or instruments representing
       the same as specified, to do all such acts,
       deeds, matters and things as it may at its
       absolute discretion deem necessary or desirable
       for such purpose, including without limitation
       the entering into of underwriting, marketing
       and depositary arrangement and institution/trustees/agents and similar agreements/and to remunerate Managers,
       underwriters and all other agencies/intermediaries
       by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; authorize the Board to
       settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of securities and utilization
       of the issue proceeds including but without
       limitation to the creation of such mortgage/charge
       under Section 293(1)(a) of the said Act in
       respect of the aforesaid Securities either
       on pari passu basis or otherwise or in the
       borrowing of loans as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; authorize the Board to
       delegate all or any of the powers herein conferred
       to any Committee of Directors or the Chairman
       or any other officers/ authorized representatives
       of the Company to give effect to the aforesaid
       resolution

S.8    Approve, pursuant to applicable provisions of             Mgmt          For                            For
       the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines and
       Laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all requisite approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       to by the Board of Directors of the Company
       and/or a duly authorized Committee thereof
       for the time being exercising the powers conferred
       by the Board of Directors  hereinafter referred
       to as the Board , the consent of the Company
       and accorded for investments by Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as the FIIS , in the shares or
       debentures convertible into shares of the Company,
       by purchase or acquisition from the market
       under the Portfolio Investment Scheme under
       FEMA, subject to the condition that the total
       holding of all fits put together shall not
       exceed 74 % of the paid up equity share capital
       or paid up value of the respective series of
       the convertible debentures of the Company as
       may be applicable or such other maximum limit
       as may be prescribed from time to time; authorized
       the Board to do all such acts, deeds, matters
       and things and execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters connected therewith or incidental
       thereto

9.     Approve, in accordance with provisions of Sections        Mgmt          For                            For
       198, 269,387 and all other applicable provisions,
       if any, read with Schedule XIII to the Companies
       Act 1956, and subject to all such sanctions,
       as may be necessary, appoint Shri. Hasti Shukla
       as the Manager of the Company for a period
       of 05 years commencing from 08 FEB 2006 on
       the terms and conditions including remuneration
       as specified in the Agreement to be entered
       into between the Company and Shri. Hasti Shukla,
       which Agreement is hereby specifically sanctioned
       with liberty to the Board of Directors  hereinafter
       referred to as Board which term shall be deemed
       to include any Committee of the Board constituted
       to exercise its powers including powers conferred
       by this resolution  to alter and vary the terms
       and conditions of the said appointment and/or
       Agreement, as may be agreed to between the
       Board and Shri. Hasti Shukla, so as not to
       exceed the limits specified in Schedule XIII
       to the Companies Act, 1956 or any amendments
       thereto; in the event of loss or inadequacy
       of profits in any FY during the currency of
       tenure of Shri. Hasti Shukla, as Manager, the
       remuneration and perquisites as specified as
       aforesaid be paid or granted to him as minimum
       remuneration and perquisites provided that
       the total remuneration by way of salary, perquisites
       and other allowances shall not exceed the applicable
       ceiling limit in terms of Schedule XIII to
       the said Act as may be amended from time to
       time or any equivalent statutory re-enactment
       thereof for the time being in force, and authorize
       the Board of Directors to take all such steps
       as may be necessary, proper or expedient to
       give effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and all other applicable provisions, if
       any, of the Companies Act, 1956, subject to
       confirmation of the Company Law Board, the
       existing Clause II in the Memorandum of Association
       of the Company be substituted as specified;
       on the confirmation by the Company Law Board,
       the Registered Office of the Company be transferred
       from the State of Maharashtra to the State
       of Goa, at such time and in such manner as
       the Board of Directors of the Company approve
       appropriate and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions, as may be in its
       absolute discretion deem necessary and to settle
       any question that may arise in this regard




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY VENTURES LTD                                                                Agenda Number:  700919559
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7232C101
    Meeting Type:  CRT
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE329H01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Amalgamation and arrangement of the
       Reliance Capital Ventures Limited with Reliance
       Capital Limited and their respective shareholders
       and creditors  the Scheme




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDS LTD                                                                           Agenda Number:  700996866
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2006, profit and loss account
       for the YE on that date and the reports of
       the Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Appoint the Directors in place of those retiring          Mgmt          For                            For
       by rotation

4.     Appoint M/S. Chaturvedi & Shah, Chartered Accountants,    Mgmt          For                            For
       M/S. Deloitte Haskins and Sells, Chartered
       Accountants, and M/S. Rajendra & Co., Chartered
       Accountants as the Auditors of the Company
       until the conclusion of the next AGM of the
       Company on such remuneration as shall be fixed
       by the Board of Directors

5.     Appoint Professor. C. Jain as an additional               Mgmt          For                            For
       Director of the Company, pursuant to the provisions
       of Section 260 of the Companies Act 1956 and
       in accordance with the provisions of Section
       257 and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, who
       retires under the provisions of the Articles
       of Association of the Company

S.6    Authorize the Board: in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions, if any of the Companies Act, 1956
       ( Act) mid the Securities and Exchange Board
       of India (Employee Stock Option Scheme and
       Employee Stock Purchase Scheme) Guidelines,
       1999 (the Guidelines) or any statutory modification(s)
       or re-enactment of the Act or the Guidelines
       the provisions of any other applicable law,
       and regulations, the Articles of Association
       of the Company and Listing Agreements entered
       into by the Company with the stock exchanges,
       where the securities of the Company are listed
       and subject to any applicable approval(s),
       permission(s) and sanction(s) of any authorities
       and subject to any condition(s) and modification(s)
       as may be prescribed or imposed by such authorities
       while granting such approval(s), permission(s)
       and sanction(s) and which may be agreed to
       and accepted by the Board of Directors of the
       Company  Board which deem shall include Employees
       Stock Compensation Committee of the Board
       and in supersession of the special resolution
       passed by Members in the AGM of the Company
       held on 13 JUN 2000, to grant, offer and issue,
       in one or more branches, to such permanent
       employees of the Company whether working in
       India or out of India and Directors of the
       Company whether wholetime Director or otherwise
       Employees , as may be decided by the Board,
       options exercisable by the Employees under
       a Scheme titled Employees Stock Option Scheme
       - 2006  Scheme  to subscribe to such number
       of equity shares and/or equity linked instruments
       which could give rise to the issue of equity
       shares  Securities  of the Company not exceeding
       in aggregate 5% of the issued, subscribed and
       paid-up equity shares of the Company as on
       31 MAR 2006 i.e. up to 6,96,75,402 equity shares,
       at such price and on such terms and conditions
       as may be determined by the Board in accordance
       with the Guidelines or any other applicable
       provisions as may be prevailing at that time;
       and to formulate, evolve, decide upon and bring
       into effect the Scheme on such terms and conditions
       as specified and to make any modification(s),
       change(s), variation(s), alteration(s) or revision(s)
       in the terms and conditions of the Scheme from
       time to time including but not limited to,
       amendment(s) with respect to vesting period,
       and schedule, exercise price, exercise period,
       eligibility criteria or to suspend, withdraw,
       terminate or revise the Scheme; and the securities
       maybe allotted in accordance with the Scheme
       either directly or through an existing trust
       or a trust which may be setup in any permissible
       manner and that the Scheme may also envisage
       for providing any financial assistance to the
       trust to enable the trust to acquire, purchase
       or subscribe to the securities of the Company;
       and any new equity shares to be issued and
       allotted as aforesaid shall rank pari passu
       inter se with the then existing equity shares
       of the Company in all respects; and to take
       necessary steps for listing of the Securities
       allotted under the Scheme on the stock exchanges
       where the securities of the Company are listed
       as per the provisions of the Listing Agreements
       with the stock exchanges concerned, the Guidelines
       and other applicable laws and regulation; and
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary, expedient or proper and to settle
       any questions, difficulties or doubts that
       may arise lit this regard as any stage including
       at the time of listing of the securities without
       requiring the Board to secure any further consent
       or approval of the Members of the Company to
       the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by she authority of this resolution

S.7    Authorize the Board: in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions if any of the Companies Act, 1956
       Act  and the Securities and Exchange Board
       of India  Employee Stock Option Scheme and
       Employee Stock Purchase Scheme  Guidelines,
       1999  the Guidelines  or any statutory modification(s)
       or re-enactment of the Act or the Guidelines,
       the provisions of any other applicable laws
       and regulation the Articles of Association
       of the Company and Listing Agreements entered
       into by the Company with the stock exchanges
       where the securities of the Company are listed
       and subject to any applicable approval(s),
       permission(s) and sanction(s) of any authorities
       and subject to any condition(s) and modification(s)
       as may be prescribed or imposed by such authorities
       while granting such approval(s), permission(s)
       and sanction(s) and which may be agreed to
       and accepted by the Board of Directors of the
       Company  the Board which term shall include
       Employees Stock Compensation Committee of the
       Board  and in supersession of the special resolution
       passed by Members in the AGM of the Company
       held on 13 JUN 2000, to extend the benefits
       of the Employees Stock Option Scheme -2006
       and duly passed at this meeting, also to such
       permanent employees of the whether working
       in India or out of India and Director, of the
       subsidiary Companies whether wholetime Directors
       or otherwise, as may be decided by the Board
       and /or such other persons, as may form time
       to time, be allowed under prevailing law and
       regulations on such terms and conditions as
       decided by the Board; and to do all such act,
       deeds, mattes and things as it may in its absolute
       discretion, deem necessary expedient or proper
       and to settle any question, difficulties or
       doubts that may arise in this regard at any
       stage including at the time of listing of securities
       without requiring the Board to secure any further
       consent or approval of the Members of the Company
       in the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by the authority of this resolution




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDUSTRIES LTD                                                                     Agenda Number:  700776884
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  AGM
    Meeting Date:  03-Aug-2005
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to adopt the audited balance sheet as             Mgmt          For                            For
       at 31 MAR 2005, profit and loss account for
       the YE on that date and the reports of the
       Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Appoint the Directors, who retires by rotation            Mgmt          For                            For

4.     Appoint M/S. Chaturvedi & Shah, Chartered Accountants,    Mgmt          For                            For
       M/S. Deloitte Haskins and Sells, Chartered
       Accountants, and M/S. Rajendra & Co., Chartered
       Accountants as the Auditors of the Company
       on such remuneration as shall be fixed by the
       Board of Directors;  Authority expires at the
       conclusion of the next AGM of the Company

5.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1958 or any statutory
       modification(s) or re-enactment thereof, Prof.
       Ashok Misra, as a Director of the Company,
       who retires under the provisions of the Articles
       of Association of the Company

S.6    Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, the
       approval of the Company be accorded to the
       re-appointment of Shri Hardev Singh Kohli as
       a wholetime Director, designated as Executive
       Director of the Company, for a period of 5
       years with effect from 01 APR 2005, on the
       terms and conditions including remuneration
       as specified, with liberty to the Board of
       Directors (hereinafter referred to as the Board
       which term shall be deemed to include any Committee
       of the Board constituted to exercise its powers,
       including the powers conferred by this resolution
       to alter and vary the terms and conditions
       and / or remuneration, subject to the same
       not exceeding the limits specified under Schedule
       XIII to the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof; authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

7.     Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, the
       approval of the Company be accorded to the
       re-appointment of Shri Hital R. Meswani, as
       a wholetime Director, designated as Executive
       Director of the Company, for a period of 5
       years with effect from 04 AUG 2005, on the
       terms and conditions including remuneration
       as specified, with liberty to the Board of
       Directors (hereinafter referred to as the Board
       which term shall be deemed to include any Committee
       of the Board constituted to exercise its powers,
       including the powers conferred by this resolution
       to alter and vary the terms and conditions
       and / or remuneration, subject to the same
       not exceeding the limits specified under Schedule
       XIII to the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof; authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

S.8    Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198,309(4) and all other applicable
       provisions, if any, of the Companies Act, 1956
       or any statutory modification(s) or re-enactment
       thereof and the Articles of Association of
       the Company and subject to applicable statutory
       approval(s), the Directors of the Company other
       then the Managing Director and wholetime Directors
       be annually, Commission aggregating INR 1,00,00,000,
       in such proportion as may be decided by the
       Board of Directors, for a period of 5 years
       from the FYE 31 MAR 2005, provided that the
       total commission payable to such Directors
       shall not exceed 1% of the net profits of the
       Company as computed in the manner referred
       to under Section 198(1) of the Companies Act,
       1956 or any statutory modification(s) or re-enactment
       thereof




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDUSTRIES LTD                                                                     Agenda Number:  700808821
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2005
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS COURT MEETING, THANK             Non-Voting    No vote
       YOU

1.     Approve the Scheme of Arrangement, with or without        Mgmt          For                            For
       modification s , between Reliance Industries
       Limited, Reliance Energy Ventures Limited,
       Global Fuel Management Services Limited, Reliance
       Capital Ventures Limited and Reliance Communication
       Ventures Limited and their respective shareholders
       and creditors




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE NATURAL RESOURCES LTD                                                              Agenda Number:  700887942
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7269W103
    Meeting Type:  OTH
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  INE328H01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL BALLOT MEETING.         Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY.  THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE.  THANK YOU

1.     Approve, pursuant to Sections 16, 94 and all              Mgmt          For                            For
       other provisions, if any, of the Corporations
       Act of Company Act 1956  including statutory
       modifications or re-enactment thereof for the
       time being in force , to increase the authorize
       share capital of the Company of INR 650,00,00,000
       divided into 130,00,00,000 equity shares of
       INR 5 each to INR 1500,00,00,000 divided into
       200,00,00,000 equity shares of INR 5 each and
       100,00,00,000 unclassified shares of INR 5
       each with this power to the Board to decide
       on the extent of variation in such rights and
       classify and reclassify from time to time such
       shares into any class of shares; amend Clause
       V of the Memorandum of association of the Company
       as specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions, if
       any of the Companies Act 1956, the existing
       Article 3 of the Articles of Association of
       the Company and by inserting new Article as
       specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.3    Approve to accept, pursuant to provisions of              Mgmt          For                            For
       Section 81(1A) and other applicable provisions,
       if any of the Companies Act, 1956, and in accordance
       with the provisions of the Memorandum and Articles
       of Association of the Company and regulations/guidelines,
       prescribed by the Securities and Exchange Board
       of India or any other relevant authority, from
       time to time, to the extent applicable and
       subject to approvals, consents, permissions
       and sanctions, as may be required, and subject
       to such conditions as may be prescribed by
       any of them while granting such approvals,
       consents, permissions and sanctions, which
       the Board of Directors of the Company  the
       Board ; authorize the Board of the Company
       to create, offer, issue and allot, to or for
       the benefit of such person(s) as are in the
       permanent employment and the Directors  including
       the whole time Directors  of the Company, at
       any time, equity shares of the Company and/or
       warrants  whether attached to any security
       or not  with an option exercisable by the warrant
       holder to subscribe any equity shares/equity
       linked securities and/or bonds debentures,
       preference shares or other securities convertible
       into equity shares, in such manner, during
       that period, in one or more branches and on
       such conditions as the board may decide prior
       to the issue and offer thereof, for, or which
       upon exercise or conversion could give rise
       to the issue of number of equity shares not
       exceeding in aggregate 5% of the aggregate
       of the number of issued equity shares of the
       Company, from time to time on the date(s) under
       Reliance Natural Resources Employees Stock
       Option Scheme  ESOS , as placed at the meeting;
       subject to the terms stated herein, the equity
       shares allotted pursuant to the aforesaid resolution
       shall in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; the ESOS may be operated by
       the Trustees of any ESOS Trust(s) established
       by the Company and containing such terms as
       the Board while establishing the Trust(s) deem
       appropriate; for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified above,
       or for the purpose of selling any ESOS Trust(s),
       authorize the Board on behalf of the Company
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, and
       with power on behalf of the Company to settle
       al questions, difficulties or doubts that may
       arise in regard to such issue(s) or allotment(s)
       in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members; authorize the Board
       to modify the terms of ESOS in accordance with
       any guidelines or regulations that may be issued,
       from time to time, by any appropriate authority
       unless such variation, modification or alteration
       is detrimental to the interests of the employees/Directors including the whole-time Directors ; and authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors,
       or the Chairman of the Company

4.     Authorize the Board of Directors  the Board               Mgmt          For                            For
       , in accordance with the Section 293(1)(d)
       of the Companies Act, 1956 and the Articles
       of Association of the Company, to borrow any
       sum or sums of money  including non fund based
       facilities  from time to time at their discretion,
       for the purpose of the business of the Company,
       from any 1 or more Banks, Financial Institutions
       and other persons, firms, bodies, corporate,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the  apart from temporary loans obtained from
       the Company s Bankers in the ordinary course
       of business  may, at any time, exceed up to
       a sum of INR 10,000 crore over and above the
       aggregate of the then paid up capital of the
       Company and its free reserves  that is to say
       reserves not set apart for any specific purpose
       and to arrange or fix the terms and conditions
       of all such monies to be borrowed from time
       to time as to interest, repayment, security
       or otherwise as they may, in their absolute
       discretion, think fit; authorize the Board
       to do all such acts, deeds, matters and things
       as it may in its absolute discretion deem necessary,
       proper, or desirable and to settle any question,
       difficulty, doubt that may arise in respect
       of the borrowing(s) aforesaid and further to
       do all such acts, deeds and things and to execute
       all documents and writings as may be necessary,
       proper desirable or expedient to give effect
       to this resolution

5.     Grant authority to the Board of Directors, in             Mgmt          For                            For
       terms of Section 293(1)(a) and all other applicable
       provisions of the Companies Act, 1956,  including
       any statutory modification or re-enactment
       thereof, for the time being in force , to the
       Board of Directors  the Board  to mortgage
       and/or charge, in addition to the mortgages/charges
       created/to be created by the Company, in such
       form and manner and with such ranking and at
       such time and on such terms as the Board may
       determine, on all or any of the moveable and/or
       immoveable properties of the Company, both
       present and future and/or the whole or any
       part of the undertaking(s) of the Company together
       with the power to take over the management
       of the business and concern of the Company
       in certain events of default, in favour of
       the Lender(s), Agent(s) and Trustee(s)/Trustee(s),
       for securing the borrowings availed/to be availed
       by the Company and/or any of the Company s
       holding / subsidiary / affiliate I associate
       company, by way of loan(s) (in foreign currency
       and/or rupee currency) and Securities (comprising
       fully/partly Convertible Debentures and/or
       Non Convertible Debentures with or without
       detachable or non-detachable Warrants and/or
       secured premium notes and/or floating rates
       notes/bonds or other debt instruments), issued/to
       be issued by the Company, from time to time,
       subject to the limits approved under Section
       293(1)(d) of the Companies Act, 1996, together
       with interest at the respective agreed rates,
       additional interest, compound interest in case
       of default, accumulated interest, liquidated
       damages. commitment charges, premia on prepayment,
       remuneration of the Agent(s)/Trustees, premium
       (if any) on redemption, all other costs, charges
       and expenses, including any increase as a result
       of devaluation / revaluation fluctuation in
       the rates of exchange and all other monies
       payable by the Company in terms of the Loan
       Agreement(s)/Heads of Agreement(s), Debenture
       Trust Deed(s) or any other document, entered
       into/ to be entered into between the Company
       and the Lender(s)/Agent(s) and Trustee(s) /
       Trustee(s), in respect of the said loans /
       borrowings / debentures and containing such
       specific terms and conditions and covenants
       in respect of enforcement of security as may
       be Stipulated in that behalf and agreed to
       between the Board of Directors or Committee
       thereof and the Lender(s)/Agent(s)and Trustee(s)/Trustee(s);
       authorize the Board and/or its duty constituted
       Committee for the purpose of giving effect
       to this resolution to finalize, settle and
       execute such documents/deeds/writings/papers/agreements
       as may be required and do all such acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to creating mortgages/charges
       as aforesaid

S.6    Approve, pursuant to Section 309 and all other            Mgmt          For                            For
       applicable provisions if any, of the Companies
       Act, 1956  the Act  and subject to all permissions,
       sanctions and approvals as may be necessary,
       approval of the Company and accorded for the
       payment of commission to the Director(s) of
       the Company who is/are neither in the whole
       time employment nor Managing Director(s), in
       accordance with and up to the limits laid down
       under the provisions of Section 309(4) of the
       Act, computed in the manner specified in the
       Act, for a period of 5 years from the FY commencing
       01 APR 2006, in such manner and up to such
       extent as the Remuneration Committee of the
       Board may, from time to time, determine; authorize
       the Board and/or Remuneration Committee constituted
       by the Board for the purpose of giving effect
       to this resolution, to take all actions and
       do all such deeds, matters and things, as it
       may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in this
       regard

S.7    Authorize the Board, pursuant to Section 81(1A)           Mgmt          Against                        Against
       and all other applicable provisions of the
       Companies Act, 1956  including any Statutory
       modification or re-enactment there of for the
       time being in force  and enabling provisions
       of the Memorandum and the Articles of Association
       of the Company and the Listing Agreements with
       the Stock Exchanges and subject to the provisions
       of the applicable rules, regulations, guidelines
       or laws and/or any approval, consent, permission
       or sanction of the Central Government Reserve
       Bank of India and any other appropriate authorities,
       institutions or bodies  here in after collectively
       referred to as the appropriate authorities
       , and subject to such conditions as may be
       prescribed by any 1 of them while granting
       any such approval, consent, permission, and/or
       sanction  here in after referred to requisite
       approvals  which may be agreed to by the Board
       of Directors of the Company  hereinafter called
       the Board which term shall be deemed to include
       any committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this Resolution
       , to issue, offer and allot, in international
       offerings any securities including global depositary
       receipts and/or American depositary receipts
       convertible into equity shares, preference
       shares whether cumulative/ redeemable/ convertible
       at the option of the Company and /or the option
       of the holders of the security and / or securities
       linked to equity shares/preference shares and
       /or any instrument or Securities representing
       convertible securities such as convertible
       debentures, bonds or warrants convertible into
       depositary receipts underlying equity shares/
       equity shares / preference shares,  hereinafter
       referred to as the securities  to be subscribed
       by foreign / domestic investors/institutions
       and / or corporate bodies/entities including
       mutual funds, banks, insurance Companies and/or
       individuals or otherwise, whether or not such
       persons/entities/investors are Members of the
       Company whether in one or more currency, such
       issue and allotment to be made at such time
       or times in one or more branches or branches,
       at par or at such price or prices, and on such
       terms and conditions and in such manner as
       the Board may, in its absolute discretion think
       fit, in consultation with the Lead Managers,
       Underwriters, Advisors or other intermediaries
       provided however that the issue of securities
       as above shall not result in increase of the
       issued and subscribed equity share capital
       of the Company by more than 25% of the then
       issued and outstanding equity shares; without
       prejudice to the generality of the above, the
       aforesaid issue of securities may have all
       or any terms or combination of terms including
       as to conditions in relation to payment of
       interest, additional interest, premia on redemption,
       prepayment and any other debt service payments
       whatsoever, and all such other terms as are
       provided in securities offerings of this nature
       including terms for issue of such securities
       or variation of the conversion price of the
       security during the duration of the securities
       and the Company is also entitled to enter into
       and execute alt such arrangements as the case
       may be with any lead managers, managers, underwriters,
       bankers, financial institutions. solicitors,
       advisors guarantors, depositories, custodians
       and other intermediaries in such offerings
       of securities and to remunerate alt such agencies
       including the payment of commissions, brokerage,
       fees or payment of their remuneration for their
       services or the like, and also to seek the
       listing of such securities on one or more Stock
       Exchanges including international Stock Exchanges
       wherever permissible; the Company may enter
       into any arrangement with any agency or body,
       authorized by the Company for the issue of
       Securities in registered or bearer form with
       such features and attributes as are prevalent
       in capital markets for instruments of this
       nature and to provide for the tradability or
       tree transferability thereof as per the domestic
       and/or international practice and regulations,
       and under the norms and practices prevalent
       in securities markets; that the Board and/or
       an agency or body authorized by the Board may
       issue depositary receipt(s) or certificate(s)
       or shares, representing the underlying securities
       issued by the Company in registered or bearer
       form with such features and attributes as are
       prevalent in Indian and/or international capital
       markets for the instruments of this nature
       and to provide for the tradability or free
       transferability thereof, as per the Indian/International
       practices and regulations and under the norms
       and practices prevalent in the Indian/International
       markets; the Securities issued in foreign markets
       shall be deemed to have been made abroad and/or
       in the market and/or at the place of issue
       of the securities in the international market
       and may be governed by the applicable laws;
       authorize the Board or any Committee to issue
       and allot such number of shares as may be required
       to be issued and allotted upon conversion of
       any securities as specified or as may be necessary
       in accordance with the terms of the offering,
       all such shares being pari passu with the then
       existing shares of the Company in all respects,
       as may be provided under the terms of the issue
       and in the offering document; such of these
       Securities to be issued as are not subscribed
       may be disposed off by the Board to such persons
       and in such manner and on such terms as the
       Board in its absolute discretion thinks fit
       in the best interest of the Company and as
       is permissible at law; authorize the Board
       or any Committee on behalf of the Company,
       for the purpose of giving effect to any issue
       or allotment of securities or instruments representing
       the same as specified, to do all such acts,
       deeds, matters and things as it may at its
       absolute discretion deem necessary or desirable
       for such purpose, including without limitation
       the entering into of underwriting, marketing
       and depositary arrangement and institution/trustees/agents and similar agreements/and to remunerate Managers,
       underwriters and all other agencies/intermediaries
       by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; authorize the Board to
       settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of securities and utilization
       of the issue proceeds including but without
       limitation to the creation of such mortgage/charge
       under Section 293(1)(a) of the said Act in
       respect of the aforesaid Securities either
       on pari passu basis or otherwise or in the
       borrowing of loans as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; authorize the Board to
       delegate all or any of the powers herein conferred
       to any Committee of Directors or the Chairman
       or any other officers/ authorized representatives
       of the Company to give effect to the aforesaid
       resolution

S.8    Approve, pursuant to applicable provisions of             Mgmt          For                            For
       the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines and
       Laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all requisite approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       to by the Board of Directors of the Company
       and/or a duly authorized Committee thereof
       for the time being exercising the powers conferred
       by the Board of Directors  hereinafter referred
       to as the Board , the consent of the Company
       and accorded for investments by Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as the FIIS , in the shares or
       debentures convertible into shares of the Company,
       by purchase or acquisition from the market
       under the Portfolio Investment Scheme under
       FEMA, subject to the condition that the total
       holding of all fits put together shall not
       exceed 74 % of the paid up equity share capital
       or paid up value of the respective series of
       the convertible debentures of the Company as
       may be applicable or such other maximum limit
       as may be prescribed from time to time; authorized
       the Board to do all such acts, deeds, matters
       and things and execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters connected therewith or incidental
       thereto

9.     Approve, in accordance with provisions of Sections        Mgmt          For                            For
       198, 269,387 and all other applicable provisions,
       if any, read with Schedule XIII to the Companies
       Act 1956, and subject to all such sanctions,
       as may be necessary, appoint Shri. Ashish Karyekar
       as the Manager of the Company for a period
       of 05 years commencing from 08 FEB 2006 on
       the terms and conditions including remuneration
       as specified in the Agreement to be entered
       into between the Company and Shri. Ashish Karyekar,
       which Agreement is hereby specifically sanctioned
       with liberty to the Board of Directors  hereinafter
       referred to as Board which term shall be deemed
       to include any Committee of the Board constituted
       to exercise its powers including powers conferred
       by this resolution  to alter and vary the terms
       and conditions of the said appointment and/or
       Agreement, as may be agreed to between the
       Board and Shri. Ashish Karyekar, so as not
       to exceed the limits specified in Schedule
       XIII to the Companies Act, 1956 or any amendments
       thereto; in the event of loss or inadequacy
       of profits in any FY during the currency of
       tenure of Shri. Ashish Karyekar, as Manager,
       the remuneration and perquisites as specified
       as aforesaid be paid or granted to him as minimum
       remuneration and perquisites provided that
       the total remuneration by way of salary, perquisites
       and other allowances shall not exceed the applicable
       ceiling limit in terms of Schedule XIII to
       the said Act as may be amended from time to
       time or any equivalent statutory re-enactment
       thereof for the time being in force, and authorize
       the Board of Directors to take all such steps
       as may be necessary, proper or expedient to
       give effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and all other applicable provisions, if
       any, of the Companies Act, 1956, subject to
       confirmation of the Company Law Board, the
       existing Clause II in the Memorandum of Association
       of the Company be substituted as specified;
       on the confirmation by the Company Law Board,
       the Registered Office of the Company be transferred
       from the State of Maharashtra to the State
       of Goa, at such time and in such manner as
       the Board of Directors of the Company approve
       appropriate and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions, as may be in its
       absolute discretion deem necessary and to settle
       any question that may arise in this regard




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE NATURAL RESOURCES LTD                                                              Agenda Number:  700915032
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7269W103
    Meeting Type:  EGM
    Meeting Date:  14-Apr-2006
          Ticker:
            ISIN:  INE328H01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board of Directors, pursuant to             Mgmt          Abstain                        Against
       Section 81(1A) and all other applicable provisions
       of the Companies Act, 1956  including any statutory
       modification or re-enactment thereof, for the
       time being in force  and enabling provisions
       of the Memorandum and Articles of Association
       of the Company and the Listing Agreements entered
       into by the Company with the Stock Exchanges
       where the share of the Company are listed and
       subject to any approval, consent, permission
       and/or sanctions of the appropriate authorities
       hereinafter collective referred to as the
       appropriate authorities  and subject to such
       conditions as may be prescribed by any of them
       while granting any such approval, consent,
       permission and/or sanction  hereinafter referred
       to as the requisite approvals  and which may
       be agreed by the Board of Directors of the
       Company  hereinafter called the Board which
       term shall be deemed to include any Committee
       which the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the powers conferred by this resolution , to
       create, offer, issue and allot, from time to
       time in one or more trenches, equity shares
       and/or warrants entitling to apply for equity
       shares or other securities convertible into
       to exchangeable with equity shares  hereinafter
       referred to as the securities  to be subscribed
       by domestic/foreign institutions, institutional
       investors, banks, mutual funds, insurance Companies,
       bodies corporate, individuals or other entities,
       whether or not such investors are Members of
       the Company, under a preferential issue through
       offer letter and/or circular and/or information
       Memorandum and/or such other documents/writings,
       in such manner and on such terms and conditions
       as may be determined by the Board in its absolute
       discretion, provided that the price of the
       equity shares so issued shall not be less that
       INR 25.65  including a premium of INR 20.65
       per equity shares of INR 5 each being the
       price with respect to the relevant date i.e.
       15 MAR 2006, as prescribed under the guidelines
       for preferential issues contained in Chapter
       XIII of the securities and Exchange Board of
       India  disclosure and investor protection
       guidelines, 2000 and aggregate amount of the
       securities issued shall not exceed INR 1,100
       crore; approve the equity shares allotted in
       terms of this resolution shall rank pari passu
       in all respects with the than existing equity
       shares of the Company; authorize the Board
       for the purpose of giving effect to the above,
       to take all such actions and do all such deeds,
       matters and things as it may, in its absolute
       discretion, deem necessary, desirable or expedient
       to the issue or allotment of aforesaid securities
       and listing thereof with the Stock Exchange(s)
       as appropriate and to resolve and settle all
       questions and difficulties that may arise in
       the proposed issue, offer and allotment of
       any of the said securities, utilization of
       the issue proceeds and to do all acts, deeds
       and things in connection there with and incidental
       thereto as the Board in its absolute discretion
       deem fit, without being required to seek any
       further consent or approval of the Members
       or otherwise to the end and intent that they
       shall be deemed to have given their approval
       thereto expressly by the authority of this
       resolution; authorize the delegates all or
       any of the powers herein conferred, to any
       Committee of Director or the Chairman or any
       other Director(s) or Officer(s) of the Company
       to give effect to the aforesaid resolution




--------------------------------------------------------------------------------------------------------------------------
 RENAULT SA, BOULOGNE BILLANCOURT                                                            Agenda Number:  700894238
--------------------------------------------------------------------------------------------------------------------------
        Security:  F77098105
    Meeting Type:  MIX
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  FR0000131906
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.The following applies to Non-Resident
       Shareowners: Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP. Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

O.1    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the statutory Auditors and approve the
       consolidated financial statements for the FYE
       in 31 DEC 2005, in the form presented to the
       meeting and showing net income of EUR 3,453,222,000.00

O.2    Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE in 31 DEC 2005, as
       presented and showing income of EUR 581,254,313.75

O.3    Approve the income for the FY be appropriated             Mgmt          For                            For
       as follows: income for the FY: EUR 581,254,313.75,
       legal reserve: nil, balance: EUR 581,254,313.75
       prior retained earnings: EUR 6,123,488,222.94,
       distributable income: EUR 6,704,742,536.69,
       total dividend: EUR 683,849,083.20, retained
       earnings: EUR 6,020,893,453.49 the shareholders
       will receive a net dividend of EUR 2.40 per
       share, and will entitle; to the 40% allowance,
       in accordance with Article 158-3-2 of the new
       French General Tax Code; single taxpayers,
       divorcees, widowers and married taxpayers subjected
       to a separate taxation to an annual fixed allowance
       of EUR 1,525.00; married or pacses taxpayers
       subjected to a common taxation to an annual
       fixed allowance of EUR 3,050.00; this dividend
       will be paid on 15 MAY 2006; in the event that
       the Company holds some of its own shares on
       such date, the amount of the unpaid dividend
       on such shares shall be allocated to the retained
       earnings account. as required by law

O.4    Approve, after hearing the special report of              Mgmt          For                            For
       the Auditors on agreements governed by Article
       L. 225-38 of the French Commercial Code, and
       said report and the agreements referred to
       therein

O.5    Approve to renew the appointment of Mr. Carlos            Mgmt          For                            For
       Ghosn as a Director for a 4-year period

O.6    Approve to renew the appointment of Mr. Marc              Mgmt          For                            For
       Ladreit De Lacharriere as a Director for a
       4-year period

O.7    Approve to renew the appointment of Mr. Jean-Claude       Mgmt          For                            For
       Paye as a Director for a 4-year period

O.8    Approve to renew the appointment of Mr. Franck            Mgmt          For                            For
       Riboud as a Director for a 4-year period

O.9    Appoint Mr. Hiroto Saikawa as a Director, for             Mgmt          For                            For
       a 4-year period

O.10   Grant discharge to Mr. Francois Pinault which             Mgmt          For                            For
       term of office ceased during the FYE in 31
       DEC 2005, for the performance of its duty

O.11   Approve the report of the Auditors on the items           Mgmt          For                            For
       used for the assessment of the non voting shares
       payment

O.12   Authorize the Board of Directors to trade in              Mgmt          For                            For
       the Company s shares on the stock market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, total funds invested in the share
       buy backs: EUR 2,849,371,180.00, the number
       of shares purchased by the Company within the
       context of a transaction, split, contribution
       merger will not exceed 5% of its capital, the
       shareholders  meeting decides that the present
       authorization can be used even in a period
       of a takeover or exchange bid, and also to
       take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of the 18-month period

E.13   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on one or more occasions and
       at its sole discretion, by cancelling the shares
       by virtue of the Resolution No. 12 and held
       by the Company in connection with a stock repurchase
       plan, up to a maximum of 10% of the share capital
       over a 24-month period;  Authority expires
       at the end of the 18-month period

E.14   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, in favour of certain
       employees of the Company, the Companies and
       the trusts linked to it, options giving the
       right either to subscribe for new shares in
       the Company to be issued through a share capital
       increase, or to purchase existing shares purchased
       by the Company, it being provided that the
       options shall not give rights to a total number
       of shares, which shall exceed 3.20% of the
       share capital, and also to take all necessary
       measures and accomplish all necessary formalities;
       to charge the share issuance costs against
       the related premiums and deduct from the premiums
       the amounts necessary to raise the legal reserve
       to one-tenth of the new capital after each
       increase;  Authority expires at the end of
       the 38-month period

E.15   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, existing or future shares, in favour
       of the employees of the Company or certain
       categories of them and of Companies, trusts
       linked to it, they may not represent more than
       0.53% of the amount of the share capital, and
       also to take all necessary measures and accomplish
       all necessary formalities; to charge the share
       issuance costs against the related premiums
       and deduct from the premiums the amounts necessary
       to raise the legal reserve to one-tenth of
       the new capital after each increase;  Authority
       expires at the end of the 38-month period

E.16   Amend the Article Number 12 of the bylaws, Board          Mgmt          For                            For
       of Directors  meetings and deliberations

E.17   Amend the Article 6 of the By-Laws by deleting            Mgmt          For                            For
       last indent and to add a new Article 7 and
       to amend in consequence the numbering of the
       Articles

E.18   Amend the Articles of the By-Laws Number 19               Mgmt          For                            For
       to eventually the numbering of the Article
       and last indent of the Article Number 30

E.19   Grant all powers on the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of this
       meeting to carry out all filings, publications
       and other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 REPSOL YPF SA                                                                               Agenda Number:  700972866
--------------------------------------------------------------------------------------------------------------------------
        Security:  E8471S130
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  ES0173516115
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve the annual financial statements  balance          Mgmt          For                            For
       sheet, profit and loss account and the annual
       report  and the Management report of Repsol
       YPF, S.A. of the consolidated annual financial
       statements  consolidated balance sheet, consolidated
       profit and loss account and the consolidated
       annual report  and the consolidated Management
       report for FYE 31 DEC 2005, and application
       of its earning and of the Management by the
       Board of Directors during the said year

2.     Amend the Article 19  Call of the General Meeting         Mgmt          For                            For
       and Article 20   Power and obligation to call
       of the Articles of Association

3.     Amend the Article 5  Notice of call  of the               Mgmt          For                            For
       Regulations of the general shareholders meeting

4.1    Ratify and appoint Mrs. Paulina Beato Blanco              Mgmt          For                            For
       as a Director

4.2    Ratify and appoint Mr. Henri Philippe Reichstul           Mgmt          For                            For
       as a Director

4.3    Appoint and Ratify of other Directors                     Mgmt          For                            For

5.     Appoint the Accounts Auditor of Repsol YPF,               Mgmt          For                            For
       S.A. and of its consolidated Group

6.     Authorize the Board of Directors, for the derivative      Mgmt          For                            For
       acquisition of shares of Repsol YPF, S.A.,
       directly or through controlled Companies, with
       in a period of 18 months from the resolution,
       leaving without effect the authorization granted
       by OGM held on 31 MAY 2005

7.     Authorize the Board to issue fixed rate securities,       Mgmt          For                            For
       convertible or exchangeable by shares of the
       Company or exchangeable by shares of other
       companies, as well as warants  options to subscribe
       new shares or to acquire preexisting shares
       of the Company ; establishemnt of the criteria
       for the determination of the basis and methods
       for the conversion and/or exchange and to increase
       the capital stock in the necessary amount,
       as well to exclude, in whole or part, the preemptive
       subscription rights of shareholders and holders
       of convertible debentures or warrants over
       new shares; authorization of the guarantee
       by the Company of issues made by its subsidiaries
       of fixed rate securities exchangeable by shares
       of the Company or by the shares of other companies;
       to leave without effect, in the portion not
       used, the Resolution 8 of the OGM on 21 APR
       2002

8.     Acknowledge the information to the general shareholders   Mgmt          For                            For
       meeting on the amendments to the Regulations
       of the Board of Directors

9.     Grant authority to supplement, develop, execute,          Mgmt          For                            For
       rectify or formalize the resolutions adopted
       by the general shareholders meeting




--------------------------------------------------------------------------------------------------------------------------
 RICOH CO LTD                                                                                Agenda Number:  700992224
--------------------------------------------------------------------------------------------------------------------------
        Security:  J64683105
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3973400009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   12, Directors  bonuses
       JPY 135,700,000

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code (Please refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Appoint a Substitute Corporate Auditor                    Other         For                            *

6      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 RIO TINTO PLC                                                                               Agenda Number:  700895444
--------------------------------------------------------------------------------------------------------------------------
        Security:  G75754104
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2006
          Ticker:
            ISIN:  GB0007188757
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Grant authority to issue equity or equity linked          Mgmt          For                            For
       securities with pre-emptive rights up to an
       aggregate nominal amount of GBP 34,860,000

S.2    Grant authority to issue equity or equity linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 6,750,000

S.3    Grant authority to purchase 106,500,000 Rio               Mgmt          For                            For
       Tinto Plc ordinary shares by the Company or
       Rio Tinto Limited

S.4    Adopt new Articles of Association of Rio Tinto            Mgmt          For                            For
       PLC and amend to constitution of Rio Tinto
       Limited

5.     Elect Mr. Tom Albanese                                    Mgmt          For                            For

6.     Elect Sir Rod Eddington                                   Mgmt          For                            For

7.     Re-elect Sir David Clementi                               Mgmt          For                            For

8.     Re-elect Mr. Leigh Clifford                               Mgmt          For                            For

9.     Re-elect Mr. Andrew Gould                                 Mgmt          For                            For

10.    Re-elect Mr. David Mayhew                                 Mgmt          For                            For

11.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors and authorize the Audit Committee
       to set the Auditors  remuneration

12.    Approve the remuneration report                           Mgmt          For                            For

13.    Receive the annual report and the financial               Mgmt          For                            For
       statements for the YE 31 DEC 2005

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ROHM CO LTD                                                                                 Agenda Number:  700999331
--------------------------------------------------------------------------------------------------------------------------
        Security:  J65328122
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3982800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code, Expand  Business Lines

3.1    Appoint a Director                                        Mgmt          For                            *

4      Amend the Compensation to be Received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 ROYAL BANK OF SCOTLAND GROUP PLC                                                            Agenda Number:  700903467
--------------------------------------------------------------------------------------------------------------------------
        Security:  G76891111
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  GB0007547838
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report and the accounts           Mgmt          For                            For

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            For

4.     Re-elect Mr. R.A. Scott as a Director                     Mgmt          For                            For

5.     Re-elect Mr. P.D. Sutherland as a Director                Mgmt          For                            For

6.     Re-elect Mr. C.A.M. Buchan as a Director                  Mgmt          For                            For

7.     Elect Sir Tom McKilllop as a Director                     Mgmt          For                            For

8.     Elect Mrs J.C. Kong as a Director                         Mgmt          For                            For

9.     Elect Mr. G. R. Whittaker as a Director                   Mgmt          For                            For

10.    Elect Mr. J.A.N. Cameron as a Director                    Mgmt          For                            For

11.    Elect  Mr. M.A. Fisher as a Director                      Mgmt          For                            For

12.    Elect  Mr. W.M. Friedrich as a Director                   Mgmt          For                            For

13.    Re-appoint Deloitte and Touche LLP as the Auditors        Mgmt          For                            For

14.    Authorize the Audit Committee to fix the remuneration     Mgmt          For                            For
       of the Auditors

15.    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 266,482,100

S.16   Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 39,972,315

S.17   Authorise 319,778,520 ordinary shares for market          Mgmt          For                            For
       purchase

18.    Approve EU Political Donations up to GBP 250,000          Mgmt          For                            For
       and incur EU Political Expenditure up to GBP
       250,000




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC                                                                       Agenda Number:  932491804
--------------------------------------------------------------------------------------------------------------------------
        Security:  780259107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  RDSB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT AND ACCOUNTS                    Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     DIRECTOR
       JORMA OLLILA#                                             Mgmt          For                            For
       NICK LAND#                                                Mgmt          For                            For
       LORD KERR# U +                                            Mgmt          For                            For
       JEROEN VAN DER VEER                                       Mgmt          For                            For
       ROB ROUTS                                                 Mgmt          For                            For
       WIM KOK# N                                                Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

12     DISAPPLICATION OF PRE-EMPTION RIGHTS                      Mgmt          For                            For

13     AUTHORITY TO PURCHASE OWN SHARES                          Mgmt          For                            For

14     AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE           Mgmt          For                            For

15     SHAREHOLDER RESOLUTION                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC                                                                       Agenda Number:  932491804
--------------------------------------------------------------------------------------------------------------------------
        Security:  780259206
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  RDSA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT AND ACCOUNTS                    Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     DIRECTOR
       JORMA OLLILA#                                             Mgmt          For                            For
       NICK LAND#                                                Mgmt          For                            For
       LORD KERR# U +                                            Mgmt          For                            For
       JEROEN VAN DER VEER                                       Mgmt          For                            For
       ROB ROUTS                                                 Mgmt          For                            For
       WIM KOK# N                                                Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

12     DISAPPLICATION OF PRE-EMPTION RIGHTS                      Mgmt          For                            For

13     AUTHORITY TO PURCHASE OWN SHARES                          Mgmt          For                            For

14     AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE           Mgmt          For                            For

15     SHAREHOLDER RESOLUTION                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC, LONDON                                                               Agenda Number:  700939296
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7690A100
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  GB00B03MLX29
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual accounts for the             Mgmt          For                            For
       FYE 31 DEC 2005, togther with the Directors
       report and the Auditors report on those accounts

2.     Approve the remuneration report for the YE 31             Mgmt          For                            For
       DEC 2005 as specified in the annual report
       and accounts 2005 and summarized in the annual
       review and summary financial statements for
       the year 2005

3.     Elect Mr. Jorma Ollila as a Director of the               Mgmt          For                            For
       Company with effect from 01 JUN 2006

4.     Elect Mr. Nick Land as a Director of the Company          Mgmt          For                            For
       with effect from 01 JUL 2006

5.     Re-elect Mr. Lord Kerr of Kinlochard as a Director        Mgmt          For                            For
       of the Company

6.     Re-elect Mr. Jeroen Van Der Veer as a Director            Mgmt          For                            For
       of the Company

7.     Re-elect Mr. Rob Routs as a Director of the               Mgmt          For                            For
       Company

8.     Re-elect Mr. Wim Kok as a Director of the Company         Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company

10.    Authorize the Board to settle the remuneration            Mgmt          For                            For
       of the Auditors for the year 2006

11.    Authorize the Directors, in substitution for              Mgmt          For                            For
       all existing authority and for the purpose
       of Section 80 of the Companies Act 1985, to
       allot relevant securities  Section 80 of the
       Act  up to an aggregate nominal amount of GBP
       155 Million;  Authority expires at the conclusion
       of the next AGM of the Company or 15 AUG 2007
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.12   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of previous resolution and pursuant to Section
       95 of the Companies Act 1985  the Act , to
       allot equity securities  Section 94 of the
       Act  for cash pursuant to the authority conferred
       by previous resolution and/or where such allotment
       constitutes an allotment of equity securities
       by virtue of Section 94(3A) of the Act, disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Act , provided that this power is limited
       to the allotment of equity securities: a) in
       connection with a rights issue in favor of
       ordinary shareholders; b) up to an aggregate
       nominal amount of GBP 23 Million;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 15 AUG 2007 ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.13   Authorize the Company, to make market purchases           Mgmt          For                            For
       Section 163(3) of the Companies Act 1985
       of up to 667 Million ordinary shares of EUR
       0.07 each in the capital of the Company, at
       a minimum price of EUR 0.07 per share and not
       more than 5% above the average market value
       for such shares derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days, that stipulated by Article
       5(1) of Commission Regulation (EC) No. 2273/2003;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 AUG 2007
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

14.    Authorize the Company, in accordance with the             Mgmt          For                            For
       Section 347C of the Companies Act 1985, to
       make donations to European Union (EU) political
       organizations not exceeding EUR 200,000 in
       total per annum, and to incur EU political
       expenditure not exceeding EUR 200,000 in total
       per annum, during 4-year period, beginning
       with the date of passing of this resolution
       and ending on 15 MAY 2010 or, if earlier, at
       the conclusion of the 2010 AGM of the Company,
       in this resolution, the terms, donation, EU
       political organization and EU political expenditure
       have the meanings set out in the Section 347A
       of the Companies Act 1985

15.    PLEASE NOTE THAT THIS IS SHAREHOLDERS PROPOSAL:           Shr           Against                        For
       Approve that pursuant to Section 376 of the
       Companies Act, in the interests of the good
       reputation of the Company, and the avoidance
       of costly delay to, or interruption of, production,
       and for the present and future peace, safely,
       environment and prosperity of local communities
       directly affected by the Company s operations;
       i) the Directors undertake, in all the Company
       s International exploration and development
       operations, to collaborate with local shareholder
       communities in order to reach, before project
       works begin, a mutually acceptable Memorandum
       of understanding based on an independently
       conducted and transparent Social and Environment
       Impact Assessment; ii) the Directors undertake
       the acquisitions of Companies  or assets and
       operation of other Companies  to exercise due
       diligence in respect of risk, by subjecting
       social and environmental reports relating to
       business operations and activities to qualified
       independent assessment, and to revise the Company
       s plans or adopt alternative methods of extraction
       and refinement in the light of such assessments;
       iii) the Directors institute rigorous policies
       in risk assessment and community consulatation
       particularly when proposing to use unproven
       techniques such as untested gas production
       and processing on peat and in proximity to
       occupied dwellings, or when operating in ice-congested
       waters; iv) the Directors ensure, through proper
       oversight by the Board s Social Responsibility
       Committee, that all policies, procedures and
       standards on environmental and social issues
       are rigorously enforced at all stages of project
       planning and operation; v) the Directors report
       to the shareholders by the 2007 AGM how the
       Company has implemented these measures




--------------------------------------------------------------------------------------------------------------------------
 ROYAL PHILIPS ELECTRONICS NV, EINDHOVEN                                                     Agenda Number:  700883994
--------------------------------------------------------------------------------------------------------------------------
        Security:  N6817P109
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  NL0000009538
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       BLOCKING IS NOT A REQUIREMENT IMPOSED BY ROYAL            Non-Voting    No vote
       PHILIPS ELECTRONICS. PLEASE NOTE THAT BLOCKING
       CONDITIONS MAY APPLY, HOWEVER, DEPENDING ON
       THE SYSTEMS OF THE CUSTODIAN BANK(S). IF APPLIED,
       BLOCKING CONDITIONS WILL BE RELAXED AS THEY
       ARE LIMITED TO THE PERIOD BETWEEN VOTE DEADLINE
       DATE AND ONE DAY FOLLOWING REGISTRATION DATE.
       FINALLY, VOTE INSTRUCTIONS RECEIVED AFTER VOTE
       DEADLINE DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. BLOCKING
       IF APPLICABLE  IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATIONS DATE.

1.     Speech President                                          Non-Voting    No vote

2.a    Proposal to adopt the 2005 financial statements           Mgmt          For                            For

2.b    Explanation of policy on additions to reserves            Non-Voting    No vote
       and dividends

2.c    Proposal to adopt a dividend of EUR 0.44 per              Mgmt          For                            For
       common share

2.d    Proposal to discharge the members of the Board            Mgmt          For                            For
       of Management for their responsibilities

2.e    Proposal to discharge the members of the Supervisory      Mgmt          For                            For
       Board for their responsibilities

3.a    Proposal to appoint Mr T.W.H. van Deursen as              Mgmt          For                            For
       a member of the Board of Management of the
       Company with effect from April 1, 2006

3.b    Proposal to appoint Mr F.A. van Houten as a               Mgmt          For                            For
       member of the Board of Management of the Company
       with effect from April 1, 2006

3.c    Proposal to appoint Mr J.A. Karvinen as a member          Mgmt          For                            For
       of the Board of Management of the Company with
       effect from April 1, 2006

3.d    Proposal to appoint Mr R.S. Provoost as a member          Mgmt          For                            For
       of the Board of Management of the Company with
       effect from April 1, 2006

3.e    Proposal to appoint Mr A. Ragnetti as a member            Mgmt          For                            For
       of the Board of Management of the Company with
       effect from April 1, 2006

4.a    Proposal to re-appoint Mr W. de Kleuver as a              Mgmt          For                            For
       member of the Supervisory Board of the Company
       with effect from March 30, 2006

4.b    Proposal to re-appoint Sir Richard Greenbury              Mgmt          For                            For
       as a member of the Supervisory Board of the
       Company with effect from March 30, 2006

5.a    Proposal to amend the remuneration policy for             Mgmt          For                            For
       the Board of Management

5.b    Proposal to amend the maximum percentage of               Mgmt          For                            For
       the annual LTIP pool-size to be allocated to
       members of the Board of Management

6.a    Proposal to cancel shares held by the Company             Mgmt          For                            For

6.b    Proposal to amend the Articles of Association             Mgmt          For                            For
       of the Company

7.     Proposal to authorize the Board of Management             Mgmt          Against                        Against
       for a period of 18 months, as of March 30,
       2006, as the body which is authorized, with
       the approval of the Supervisory Board, to issue
       shares or grant rights to acquire shares within
       the limits laid down in the Articles of Association
       of the Company, as well as to restrict or exclude
       the pre-emption right accruing to shareholders.
       This authorization will be limited to a maximum
       of 10% of the number of issued shares plus
       10% of the issued capital in connection with
       or on the occasion of mergers and acquisitions

8.     Proposal to authorize the Board of Management             Mgmt          For                            For
       for a period of 18 months, as of March 30,
       2006, within the limits of the law and the
       Articles of Association, to acquire for valuable
       consideration, on the stock exchange or otherwise,
       shares in the Company at a price between, on
       the one hand, an amount equal to the par value
       of the shares and, on the other hand, an amount
       equal to 110% of the market price of these
       shares on the Official Segment of Euronext
       Amsterdam N.V. s stock market (Euronext Amsterdam);
       the market price being the average of the highest
       price on each of the five days of trading prior
       to the date of acquisition, as shown in the
       Official Price List of Euronext Amsterdam

9.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 RWE AG, ESSEN                                                                               Agenda Number:  700885417
--------------------------------------------------------------------------------------------------------------------------
        Security:  D6629K109
    Meeting Type:  AGM
    Meeting Date:  13-Apr-2006
          Ticker:
            ISIN:  DE0007037129
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements of RWE AktiengesellschaftNon-Voting    No vote
       and the Group for the FYE DEC 31 2005 with
       the combined Review of Operations of RWE Aktiengesellschaft and the Group, the proposal for the appropriation
       of distributable profit, and the Supervisory
       Board Report for fiscal 2005

2.     Approve the appropriation of the distributable            Mgmt          For                            For
       profit of EUR 984,279,827.47 as follows: payment
       of a dividend of EUR 1.75 per entitled share
       EUR 71,077.47 shall be carried forward ex-dividend
       and payable date: 18 APR 2006

3.     Ratify the Acts of the Executive Board for fiscal         Mgmt          For                            For
       2005

4.     Ratify the Acts of the Supervisory Board for              Mgmt          For                            For
       fiscal 2005

5.     Appoint PricewaterhouseCoopers AG, Essen as               Mgmt          For                            For
       the Auditors for the FY 2006

6.1    Elect Dr. Paul Achleitner to the Supervisory              Mgmt          For                            For
       Board

6.2    Elect Mr Carl-Ludwig von Boehm-Bezing to the              Mgmt          For                            For
       Supervisory Board

6.3    Elect Dr. Thomas R. Fischer to the Supervisory            Mgmt          For                            For
       Board

6.4    Elect Mr Heinz-Eberhard Holl to the Supervisory           Mgmt          For                            For
       Board

6.5    Elect Dr. Gerhard Langemeyer to the Supervisory           Mgmt          For                            For
       Board

6.6    Elect Ms Dagmar Muehlenfeld to the Supervisory            Mgmt          For                            For
       Board

6.7    Elect Dr. Wolfgang Reiniger to the Supervisory            Mgmt          For                            For
       Board

6.8    Elect Dr. Manfred Schneider to the Supervisory            Mgmt          For                            For
       Board

6.9    Elect Prof. Dr. Ekkehard D. Schulz to the Supervisory     Mgmt          For                            For
       Board

6.10   Elect Prof. Karel Van Miert to the Supervisory            Mgmt          For                            For
       Board

7.     Authorize the Company to acquire own shares               Mgmt          For                            For
       of up to 10% of its share capital, at a price
       differing neither more than 10% from the market
       price of the shares if they are acquired through
       the stock exchange, nor more than 20% if they
       are acquired by way of a repurchase offer,
       on or before 12 OCT 2007; authorize the Board
       of Managing Directors to retire the shares,
       to float the shares on Foreign Stock Exchanges
       and to use the shares in connection with mergers
       and acquisitions if the shares are sold at
       a price not more than 5% below their market
       price




--------------------------------------------------------------------------------------------------------------------------
 RYANAIR HOLDINGS, PLC                                                                       Agenda Number:  932392866
--------------------------------------------------------------------------------------------------------------------------
        Security:  783513104
    Meeting Type:  Annual
    Meeting Date:  22-Sep-2005
          Ticker:  RYAAY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     REPORTS AND ACCOUNTS                                      Mgmt          For

O2A    RE-ELECTION OF DIRECTOR: DAVID BONDERMAN                  Mgmt          For

O2B    RE-ELECTION OF DIRECTOR: JAMES OSBORNE                    Mgmt          For

O2C    RE-ELECTION OF DIRECTOR: MICHAEL O LEARY                  Mgmt          For

O3     AUTHORIZATION OF THE FIXING OF THE AUDITOR S              Mgmt          For
       REMUNERATION

S4     DIRECTORS AUTHORITY TO ALLOT ORDINARY SHARES              Mgmt          For

S5     DISAPPLICATION OF STATUTORY PRE-EMPTION RIGHTS            Mgmt          Against




--------------------------------------------------------------------------------------------------------------------------
 SAIPEM SPA, SAN DONATO MILANESE                                                             Agenda Number:  700911248
--------------------------------------------------------------------------------------------------------------------------
        Security:  T82000117
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  IT0000068525
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 27             Non-Voting    No vote
       APR HAS BEEN POSTPONED AND WILL BE HELD ON
       28 APR 2006. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 25 APR 2006. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

1.     Approve the balance sheet and consolidated balance        Mgmt          For                            For
       sheet reports of 31 DEC 2005 and the report
       of the Board of Directors, Management Activity,
       Internal Auditor and External Auditors profit
       distribution

2.     Approve the stock option plan                             Mgmt          Abstain                        Against

3.     Authorize the Board of Directors, as per Article          Mgmt          For                            For
       2357 of the Civil Code, to buy up to a maximum
       of 2,400,000 own shares for an 18 months period
       from the meetings resolution

4.     Authorize the Board of Directors as per Article           Mgmt          For                            For
       2357 of the Civil Code, to dispose up to a
       maximum of 2,400,000 own shares in favour of
       the stock option plan for the year 2006

5.     Appoint one Director                                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMPO PLC                                                                                   Agenda Number:  700885481
--------------------------------------------------------------------------------------------------------------------------
        Security:  X75653109
    Meeting Type:  AGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  FI0009003305
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289943 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve the action on profit or loss; to pay              Mgmt          For                            For
       the dividend of EUR 0.60 per share

1.3    Grant discharge from liability                            Mgmt          For                            For

1.4    Approve the remuneration of the Board members             Mgmt          For                            For

1.5    Approve the remuneration of the Auditor(s)                Mgmt          For                            For

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Elect the Auditor(s)                                      Mgmt          For                            For

2.     Approve to decrease the share capital by canceling        Mgmt          For                            For
       the Sampo A shares owned by the Company

3.     Approve the long-term share-based incentive               Mgmt          For                            For
       Scheme, Sampo 2006, for the key Management
       Personnel of Sampo Group

4.     Authorize the Board of Directors to decide on             Mgmt          For                            For
       acquiring the Company s own shares




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRS LTD                                                                         Agenda Number:  700870517
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74718100
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KR7005930003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       earnings

2.1.1  Elect Mr. Jae-Sung Hwang, Executive Advisor               Mgmt          For                            For
       at Kim Jang Law Firm as an Outside Director

2.1.2  Elect Mr. Kwee-Ho Jeong, Advisory Lawyer at               Mgmt          For                            For
       right Law Firm as an Outside Director

2.1.3  Elect Mr. Oh-Soo Park, Professor of business              Mgmt          For                            For
       at Seoul National University as an Outside
       Director

2.1.4  Elect Mr. Dong-Min Yoon, Lawyer at Kim Jang               Mgmt          For                            For
       Law Firm as an Outside Director

2.1.5  Elect Mr. Jae-Woong Lee, Professor of Economics           Mgmt          For                            For
       at Sungkyunkwan University as an Outside Director

2.2.1  Elect Mr. Keon-Hee Lee, Chairman and Chief Director       Mgmt          For                            For
       at Samsung Electronics as an Inside Director

2.2.2  Elect Mr. Jong-Yong Yoon, Vice Chairman at Samsung        Mgmt          For                            For
       Electronics as an Inside Director

2.2.3  Elect Mr. Yoon-Woo Lee, Vice Chairman at Samsung          Mgmt          For                            For
       Electronics as an Inside Director

2.2.4  Elect Mr. Do-Seok Choi, President at Samsung              Mgmt          For                            For
       Electronics as an Inside Director

2.3.1  Elect Mr. Jae-Sung Hwang, Executive Advisor               Mgmt          For                            For
       at Kim Jang Law Firm as Members of the Auditors
       Committee

2.3.2  Elect Mr. Jae-Woong Lee, Professor of Economics           Mgmt          For                            For
       at Sungkyunkwan University as Members of the
       Auditors  Committee

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       at KRW 60 billions




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG FIRE & MARINE INSURANCE CO LTD                                                      Agenda Number:  700970569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7473H108
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  KR7000810002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings; income and dividends of
       KRW 1500 per common share

2.     Amend the Articles of Incorporation to require            Mgmt          For                            For
       shareholder approval on all stock option issuances
       and elect the Chairman of Board among the Directors

3.1    Elect Mr. Tae-Sun Hwang as an Internal Director           Mgmt          For                            For

3.2    Elect Mr. Kang-Jung Kim as an External Director           Mgmt          For                            For

4.1    Elect Mr. Won Chang Lee as an External Director,          Mgmt          For                            For
       Member of the Board of Audit and Inspection
       of korea

4.2    Elect Mr. Ji-Ho Hong as an External Director,             Mgmt          For                            For
       Vice President of SK Chemical

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SDI CO LTD                                                                          Agenda Number:  700872408
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74866107
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KR7006400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and proposed disposition of the retained earning
       for year 2005

2.1    Elect the Internal Directors                              Mgmt          For                            For

2.2    Elect the External Directors to be Members of             Mgmt          For                            For
       the Audit Committee

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700909495
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Opening of meeting                                        Mgmt          For                            For

2.     Elect Mr. Attorney Sven Unger as the Chairman             Mgmt          For                            For
       of the Meeting

3.     Approve the voting list                                   Mgmt          For                            For

4.     Elect the minutes-checkers                                Mgmt          For                            For

5.     Approve the agenda                                        Mgmt          For                            For

6.     Approve to determine whether the Meeting has              Mgmt          For                            For
       been duly convened

7.a    Receive the annual report and Auditors  report            Mgmt          For                            For
       and the consolidated financial statements and
       the consolidated Auditors  report

7.b    Receive the report on the work of the Board,              Mgmt          For                            For
       the Remuneration Committee s and the Audit
       committee s work

7.c    Presentation by the President                             Mgmt          For                            For

8.     Adopt the income statement and balance sheet              Mgmt          For                            For
       and the consolidated income statement and balance
       sheet

9.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and the President from liability

10.    Declare a dividend of SEK 13.50 per share for             Mgmt          For                            For
       the FY 2005 payable on 05 MAY 2006  Record
       Date

11.    Approve to fix the number of Board Members at             Mgmt          For                            For
       8 and receive the work of the Nomination Committee

12.    Approve that Board Members, who are not employed          Mgmt          For                            For
       by the Company, shall each receive SEK 400,000
       and that the Chairman shall receive SEK 1,200,000;
       Members who are not employed by the Company
       and who are Members of Committees established
       by the Board of Directors shall receive an
       additional amount of SEK 50,000; and the Auditors
       fees is to be paid as invoiced

13.    Re-elect Messrs. Georg Ehrnrooth, Clas Ake Hedstrom,      Mgmt          For                            For
       Sigrun Hjelmquist, Egil Myklebust, Anders Nyren
       and Lars Pettersson and elect Fredrik Lundberg
       and Habbe de Mora as the Board Members and
       appoint Mr. Clas Ake Hedstrom as the Chairman
       of the Board of Directors

14.    Appoint the Nomination Committee for the 2007             Mgmt          For                            For
       AGM  as prescribed

15.    Amend Articles 2, 5, 6, 7, 8, 9,10, 11, 12,               Mgmt          For                            For
       13 and 15 of the Articles of Association to
       align them to the new Swedish Companies Act
       effective 01 JAN 2006 ; and approve to change
       the par value of the shares through a 5:1 split,
       whereby the number of shares in Sandvik increases
       from 237,257,435 to 1,186,287,175

16.    Approve the principles for remuneration and               Mgmt          For                            For
       other employment terms for Group Executive
       Management  as prescribed

17.    Approve the decision on the deletion of the               Mgmt          For                            For
       limiting transfer conditions in the Articles
       of Association of AB Sandvik Brucket and Sandvik
       Invest AB, etc.  as prescribed

18.    Closing the Meeting                                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SANOFI-AVENTIS, PARIS                                                                       Agenda Number:  700931618
--------------------------------------------------------------------------------------------------------------------------
        Security:  F5548N101
    Meeting Type:  EGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  FR0000120578
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No Action                      *
       YOU

       A Verification Period exists in France. Please            Non-Voting    No Action                      *
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on the Company s By-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.    The following applies to
       Non-Resident Shareowners:

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No Action                      *
       MAY 2006 HAS BEEN POSTPONED DUE TO LACK OF
       QUORUM AND THAT THE SECOND CONVOCATION WILL
       BE HELD ON 31 MAY 2006. PLEASE ALSO NOTE THE
       NEW CUTOFF DATE 18 MAY 2006. IF YOU HAVE ALREADY
       SENT YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

O.1    Receive the report of the Board of Directors              Mgmt          No Action
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the 2005 FY

O.2    Receive the reports of the Board of Directors             Mgmt          No Action
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY

O.3    Approve the income for the FY be appropriated             Mgmt          No Action
       as follows: income for the FY: EUR 6,146,952,608.18
       plus retained earnings: EUR 1,205,678,019.78,
       distributable income: EUR 7,352,630,627.96
       allocated to: payment of dividends: EUR 2,057,005,434.48,
       retained earnings: EUR 5,295,625,193.48, following
       a capital increase and a capital reduction,
       the capital was brought from EUR 2,802,613,138.00
       on 31 DEC 2005, to EUR 2,708,476,850.00 divided
       in 1,354,238,425 fully paid-up shares, whose
       1,353,293,049 shares are entitled to the existing
       dividend, and 945,376 shall bear an accruing
       dividend as of 01 JAN 2006; the shareholders
       will receive a net dividend of EUR 1.52 per
       share, for each of the 1,353,293,049 shares,
       this dividend will be paid on 07 JUN 2006 as
       required by law

O.4    Receive the special report of the Auditors on             Mgmt          No Action
       agreements governed by Articles L.225-38 Et
       Seq. of the French Commercial Code and approve
       said report and the agreements referred to
       therein

O.5    Approve to renew the appointment of Mr. Lord              Mgmt          No Action
       Douro as a Director for a 4-year period

O.6    Appoint Mr. Gerard Le Fur as a Director for               Mgmt          No Action
       a 4-year period

O.7    Approve to renew the appointment of the Company           Mgmt          No Action
       Ernst and Young Audit as the Statutory Auditor
       for a 6-year period

O.8    Appoint the Company Auditex as the Deputy Auditor         Mgmt          No Action
       for a 6-year period

O.9    Approve the award total annual fees of EUR 1,200,000.00   Mgmt          No Action
       to the Board of Directors

O.10   Authorize the Board of Directors, in supersession         Mgmt          No Action
       to all earlier delegations, to trade in the
       Company s shares on the stock market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, i.e. 1,401,306,569 shares, maximum
       funds invested in the share buybacks: EUR 14,013,065,700.00;
       Authority expires at the end of 18 months
       ; to take all necessary measures and accomplish
       all necessary formalities

E.11   Approve: to review the report of the Board of             Mgmt          No Action
       Directors, the reports of Mr. De Courcel, the
       Merger Auditors and the Merger Agreement as
       per the private deed dated 03 APR 2006; all
       the provisions of this Merger Agreement, pursuant
       to which Rhone Cooper contributes to Sanofi-Aventis,
       all of its assets, with the corresponding taking-over
       of all its liabilities: the valuation of the
       assets contributed amounting to EUR 460,949,630.75
       and the liabilities at EUR 3,857,602.25, i.e.
       net assets contributed of EUR 457,092,028.50;
       the consideration for the contributions according
       to an exchange ratio of 10 Sanofi-Aventis shares
       against 1 Rhone Cooper share; the unconditional
       completion date of the Merger, in a juridical
       point of view, fixed on 31 MAY 2006 and on
       01 JAN 2006 in an accounting and financial
       point of view; Rhone Cooper shares held by
       Sanofi-Aventis will not be exchanged; to increase
       the capital in consideration for the contribution
       in connection with the Merger, by EUR 237,300.00
       by the creation of 118,650 new fully paid-up
       shares of a par value of EUR 2.00 each, carrying
       rights to the 2006 dividend and to be distributed
       among the shareholders of the acquired Company,
       according to an exchange ratio of 10 Sanofi-Aventis
       shares against 1 Rhone Cooper share; the capital
       will thus increase from EUR 2,708,476,850.00
       to EUR 2,708,714,150.00; these new shares created
       by Sanofi-Aventis will be assimilated in all
       respects to the other shares comprising the
       share capital; the difference between: the
       amount of the net assets contributed by Rhone
       Cooper: EUR 457,092,028.50; less the quota
       of the net assets contributed by Rhone Cooper
       corresponding to shares held by Sanofi-Aventis:
       EUR 452,475,399.01; and the amount of the share
       capital increase: EUR 237,300.00 represents
       the share premium of EUR 4,379,329.49 and will
       be allocated to the Merger premium account
       to which Sanofi-Aventis  existing and new shareholders
       will hold rights; the difference between: the
       quota of the net assets contributed by Rhone
       Cooper corresponding to shares held by Sanofi-Aventis:
       EUR 452,475,399.01; plus the dividend received
       by Sanofi-Aventis as a result of its holding
       in Rhone Cooper: EUR 3,567,944.70; and the
       accounting net value of the Rhone Cooper shares
       held by Sanofi-Aventis: EUR 461,177,959.12
       represents the capital loss on transferred
       shares of EUR 5,134,615.41 and will be allocated
       to Sanofi-Aventis balance sheet assets as intangible
       assets

E.12   Authorize the Board of Directors to proceed               Mgmt          No Action
       with drawings upon the merger premium

E.13   Acknowledge the unconditional completion date             Mgmt          No Action
       of the merger will, in a juridical point of
       view, be fixed on 31 MAY 2006 and on 01 JAN
       2006 in an accounting and financial point of
       view; the 118,650 new fully paid-up shares
       of a par value of EUR 2.00 each, created in
       consideration for the merger by Sanofi-Aventis
       will be distributed among the shareholders
       of the acquired Company on 31 MAY 2006, according
       to an exchange ratio of 10 Sanofi-Aventis shares
       against 1 Rhone Cooper share

E.14   Amend, pursuant to the adoption of the above              Mgmt          No Action
       resolutions, the Article 6 of the Bylaws as
       follows: the share capital of is set at EUR
       2,708,714,150.00 and is divided in to 1,354,357,075
       shares of par value of EUR 2.00 each of the
       same class and fully paid in

E.15   Approve to modify the duration of the term of             Mgmt          No Action
       office of the Chairman; amend the Articles
       12 and 16 of the Articles of the Bylaws

E.16   Grant all powers to the bearer of a copy or               Mgmt          No Action
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registration prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 SAP AG                                                                                      Agenda Number:  932510577
--------------------------------------------------------------------------------------------------------------------------
        Security:  803054SWH
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     RESOLUTION ON THE APPROPRIATION OF THE RETAINED           Mgmt          For
       EARNINGS OF THE FISCAL YEAR 2005

03     RESOLUTION ON THE FORMAL APPROVAL OF THE ACTS             Mgmt          For
       OF THE EXECUTIVE BOARD IN THE FISCAL YEAR 2005

04     RESOLUTION ON THE FORMAL APPROVAL OF THE ACTS             Mgmt          For
       OF THE SUPERVISORY BOARD IN THE FISCAL YEAR
       2005

05     APPOINTMENT OF THE AUDITOR OF THE FINANCIAL               Mgmt          For
       STATEMENTS AND GROUP FINANCIAL STATEMENTS FOR
       THE FISCAL YEAR 2005

6A     RESOLUTION ON A CAPITAL INCREASE FROM COMPANY             Mgmt          For
       FUNDS BY THREE TIMES THE AMOUNT OF THE EXISTING
       CAPITAL STOCK BY CONVERTING PARTIAL AMOUNTS
       OF THE CAPITAL RESERVES

6B     RESOLUTION ON THE IMPLEMENTATION OF THE CAPITAL           Mgmt          For
       INCREASE FROM COMPANY FUNDS BY THREE TIMES
       THE AMOUNT OF THE EXISTING CAPITAL STOCK BY
       CONVERTING PARTIAL AMOUNTS OF THE CAPITAL RESERVES

07     RESOLUTION ON A CHANGE IN THE REMUNERATION OF             Mgmt          For
       THE MEMBERS OF THE SUPERVISORY BOARD AND ON
       A CORRESPONDING AMENDMENT OF THE ARTICLES OF
       ASSOCIATION

8A     RESOLUTION ON THE CREATION OF A NEW AUTHORIZED            Mgmt          For
       CAPITAL LA AGAINST CONTRIBUTIONS IN CASH WITH
       THE OPTION TO EXCLUDE THE SHAREHOLDERS  SUBSCRIPTION
       RIGHTS

8B     RESOLUTION ON THE CREATION OF A NEW AUTHORIZED            Mgmt          For
       CAPITAL LLA AGAINST CONTRIBUTIONS IN CASH OR
       IN KIND WITH THE OPTION TO EXCLUDE THE SHAREHOLDERS
       SUBSCRIPTION RIGHTS

9A     RESOLUTION ON THE AUTHORIZATION TO USE TREASURY           Mgmt          For
       SHARES WITH A PRO RATA AMOUNT OF CAPITAL STOCK
       REPRESENTED BY SUCH SHARES OF UP TO EUR 30
       MILLION IN AGGREGATE

9B     RESOLUTION ON AN AUTHORIZATION TO ACQUIRE ADDITIONAL      Mgmt          For
       TREASURY SHARES WITH A PRO RATE AMOUNT OF CAPITAL
       STOCK REPRESENTED BY SUCH SHARES OF UP TO EUR
       90 MILLION IN AGGREGATE

10     RESOLUTION ON THE AUTHORIZATION TO USE EQUITY             Mgmt          For
       DERIVATIVES IN CONNECTION WITH THE ACQUISITION
       OF TREASURY SHARES

11A    RESOLUTION ON THE AUTHORIZATION TO ISSUE CONVERTIBLE      Mgmt          For
       AND/OR WARRANT-LINKED BONDS, ON THE CANCELLATION
       OF THE EXISTING CONTINGENT CAPITAL IV, ON THE
       CREATION OF A NEW CONTINGENT CAPITAL IV

11B    RESOLUTION ON AN ADDITIONAL AUTHORIZATION TO              Mgmt          For
       ISSUE CONVERTIBLE AND/OR WARRANT-LINKED BONDS,
       ON THE CREATION OF A NEW CONTINGENT CAPITAL
       IVA

12A    RESOLUTION ON THE APPROVAL OF THE CONTROL AND             Mgmt          For
       PROFIT AND LOSS TRANSFER AGREEMENT BETWEEN
       SAP AG AND SAP ERSTE BETEILIGUNGS- UND VERMOGENSVERWALTUNGS
       GMBH

12B    RESOLUTION ON THE APPROVAL OF THE CONTROL AND             Mgmt          For
       PROFIT AND LOSS TRANSFER AGREEMENT BETWEEN
       SAP AG AND SAP ZWEITE BETEILIGUNGS- UND VERMOGENSVERWALTUNGS
       GMBH




--------------------------------------------------------------------------------------------------------------------------
 SAPPI LTD                                                                                   Agenda Number:  700858066
--------------------------------------------------------------------------------------------------------------------------
        Security:  S73544108
    Meeting Type:  AGM
    Meeting Date:  06-Mar-2006
          Ticker:
            ISIN:  ZAE000006284
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive and approve the financial statements              Non-Voting    No vote
       for the YE SEP 2005

1.1    Re-elect Mr. Klass de Kluis as a Director, who            Mgmt          For                            For
       retires in terms of Sappi s Articles of Association

1.2    Re-elect Dr. John Leonard Jod as a Director,              Mgmt          For                            For
       who retires in terms of Sappi s Articles of
       Association

1.3    Re-elect Dr. Deenadayalen as a Director, who              Mgmt          For                            For
       retires in terms of Sappi s Articles of Association

1.4    Re-elect Mr. Eugene van as a Director, who retires        Mgmt          For                            For
       in terms of Sappi s Articles of Association

1.5    Re-elect Mr. Donald Gert Wilson as a Director,            Mgmt          For                            For
       who retires in terms of Sappi s Articles of
       Association

A.S.1  Authorize the Sappi Limited   Sappi   and/or              Mgmt          For                            For
       any Sappi subsidiary   subsidiary   in terms
       of Articles of Association to acquire Sappi
       Shares in terms of Sections 85 and 89 of the
       Companies Act 61 of 1973  the Act  and of the
       Listing Requirements of the JSE Limited   JSE
       in terms of the JSE Listing Requirements:
       any such acquisitions of Sappi shares shall
       be effected: either through the order book
       operated by the JSE trading system or on the
       open market of any other stock exchange on
       which Sappi shares are listed; without any
       prior understanding or arrangement between
       Sappi or a Subsidiary and the counterparty;
       at any point of time Sappi or a Subsidiary
       may at any point in time Sappi or a subsidiary
       may only undertake a repurchase if, after such
       repurchase, Sappi complies with Section 3.37
       to 3.41 of the JSE Listing Requirements concerning
       shareholder spread; Sappi or Subsidiary may
       not repurchase Sappi shares during a prohibited
       period as defined in Section 3.67 of the JSE
       Limited Requirements; and announcement will
       be published as soon as Sappi and/or a Subsidiary
       has/have in the aggregate cumulatively acquired
       Sappi shares constituting 3% of the number
       of Sappi shares in issue on the date of this
       A.S.1 Resolution and for each subsequent 3%
       purchased thereafter, containing full details
       of such acquisition;  acquisitions in the aggregate
       in any one FY by Sappi and subsidiaries may
       not exceed 20% of the number of Sappi shares
       in issue at the commencement of such FY  provided
       that Sappi and its Subsidiaries will not acquire
       more than 10% of Sappi s issued shares in any
       one year ; the maximum premium at which Sappi
       shares may be purchased is 10% of the weighted
       average of the market value of Sappi shares
       for the five business days immediately preceding
       the date of the relevant transactions;  Authority
       expires the earlier of the next AGM or 15 months
       ;

B.O.1  Approve, subject to Section 221 and 222 of the            Mgmt          Against                        Against
       Companies Act 61, of 1973, and of the Listing
       Requirements of the JSE Limited, a total of
       24,000,000  Sappi shares  being approximately
       10% of the 239,071,892 issued  shares  comprising
       unissued shares and/or treasury shares owned
       by a subsidiary of Sappi from time to time,
       be placed under the control of the Directors
       and authorize the Directors, to issue and allot
       all or otherwise dispose of such shares to
       such person/s on such terms and conditions
       and at such times as the Directors may from
       time to time in their discretion deem fit,
       no issue and/or sale of these shares is contemplated
       at present or will be made which could effectively
       transfer control of Sappi

C.O.2  Approve, with effect from 01 OCT 2005, the remuneration   Mgmt          For                            For
       of the Non-Executive Directors as specified

D.O.3  Authorize any Director of Sappi Limited to sign           Mgmt          For                            For
       all such documents and to do all such things
       as may be necessary for or incidental to the
       implementation of the resolutions passed at
       the AGM held on 06 MAR 2006




--------------------------------------------------------------------------------------------------------------------------
 SCANIA AB                                                                                   Agenda Number:  700919383
--------------------------------------------------------------------------------------------------------------------------
        Security:  W76082101
    Meeting Type:  AGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  SE0000308272
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU

1.     Open meeting                                              Mgmt          For                            For

2.     Elect the Chairman of meeting                             Mgmt          For                            For

3.     Approve the list of Shareholders                          Mgmt          For                            For

4.     Approve the agenda of meeting                             Mgmt          For                            For

5.     Approve the designate Inspector or shareholder            Mgmt          For                            For
       representative(s) of the minutes of meeting

6.     Acknowledge the proper convening of meeting               Mgmt          For                            For

7.     Receive the financial statements and the Statutory        Mgmt          For                            For
       reports

8.     Receive the Nominating Committee Report                   Mgmt          For                            For

9.     Receive the Board, the Remuneration and the               Mgmt          For                            For
       Audit Committee reports

10.    Receive the President s Report                            Mgmt          For                            For

11.    Allow questions                                           Mgmt          For                            For

12.    Approve the financial statements and the Statutory        Mgmt          For                            For
       reports

13.    Approve the allocation of income and the dividends        Mgmt          For                            For
       of SEK 15 per Share

14.    Amend the Articles regarding, amend Corporate             Mgmt          For                            For
       purpose various changes to comply with the
       new Swedish Companies Act

15.    Approve the SEK 263 Million reduction in share            Mgmt          For                            For
       capital via share cancellation

16.    Approve the Remuneration Policy and other terms           Mgmt          For                            For
       of employment for Executive Management

17.    Approve the 2006 Incentive Program  Long Term             Mgmt          For                            For
       and Short Term

18.    Grant discharge to the  Board and the President           Mgmt          For                            For

19.    Approve the number of Members 9 and the Deputy            Mgmt          For                            For
       Members 0 of the Board

20.    Approve the remuneration of the Directors in              Mgmt          For                            For
       the aggregate amount of SEK 4.3 million, approve
       fees for Committee work

21.    Approve the remuneration of the Auditors                  Mgmt          For                            For

22.    Re-elect Messrs. Vito Baumgartner, Staffan Bohman,        Mgmt          For                            For
       Peggy Bruzelius, Sune Carlsson, Andreas Deumeland,
       Bernd Pischetsrieder, Lothar Sander, Peter
       Wallenberg Jr. and Leif Oestling as the Directors

23.    Re-elect Mr. Bernd Pischetsrieder as the Chairman         Mgmt          For                            For

24.    Receive the information about the Auditors                Mgmt          For                            For

25.    Authorize  the Representatives of 4 of Company            Mgmt          For                            For
       s largest shareholders to serve on Nominating
       Committee

26.    Close Meeting                                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SCHERING AG                                                                                 Agenda Number:  932450024
--------------------------------------------------------------------------------------------------------------------------
        Security:  806585204
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  SHR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     RESOLUTION ON THE APPROPRIATION OF THE UNAPPROPRIATED     Mgmt          For                            For
       PROFIT.

03     RESOLUTION ON THE APPROVAL OF THE ACTIVITIES              Mgmt          For                            For
       OF THE EXECUTIVE BOARD.

04     RESOLUTION ON THE APPROVAL OF THE ACTIVITIES              Mgmt          For                            For
       OF THE SUPERVISORY BOARD.

05     RESOLUTION ON THE ELECTION OF A NEW SUPERVISORY           Mgmt          For                            For
       BOARD MEMBER.

06     RESOLUTION ON THE ELECTION OF THE AUDITORS FOR            Mgmt          For                            For
       FISCAL YEAR 2006.

07     RESOLUTION ON THE AMENDMENT OF ARTICLE 16 OF              Mgmt          For                            For
       THE ARTICLES OF ASSOCIATION (CHAIRMANSHIP OF
       THE GENERAL MEETING).

08     RESOLUTION ON THE AUTHORIZATION TO ACQUIRE AND            Mgmt          For                            For
       USE OWN SHARES.




--------------------------------------------------------------------------------------------------------------------------
 SCHWARZ PHARMA AG                                                                           Agenda Number:  700912771
--------------------------------------------------------------------------------------------------------------------------
        Security:  D6889B104
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  DE0007221905
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the approved audited financial            Non-Voting    No vote
       statements, the confirmed consolidated financial
       statements and the management report for the
       Company and the Group for the 2005 financial
       year as well as the report of the Supervisory
       Board for the 2005 FY

2.     Resolution on the appropriation of distributable          Mgmt          For                            For
       profits

3.     Resolution on the approval of the Executive               Mgmt          For                            For
       Board actions for the 2005 FY

4.     Resolution on the approval of the Supervisory             Mgmt          For                            For
       Board actions for the 2005 FY

5.     Resolution on the appointment of Ernst + Young            Mgmt          For                            For
       Ag, Duesseldorf as the Auditors for the 2006
       FY

6.     Resolution on the authorization of the Company            Mgmt          For                            For
       to acquire and utilize own shares and on the
       cancellation of the authorization granted on
       11 MAY 2005

7.     Authorization of the Executive Board to issue             Mgmt          For                            For
       convertible bonds and/or bonds with warrants;
       creation of a conditional capital; cancellation
       of the current authorization to issue convertible
       bonds and/or bonds with warrants; cancellation
       of the current conditional capital created
       therefore and amendments to the Articles of
       Association

8.1    Elect Dr. Terence Eaves to the Supervisory Board          Mgmt          For                            For

8.2    Elect  Dr. Eberhard Peill to the Supervisory              Mgmt          For                            For
       Board




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH & NEWCASTLE PLC                                                                    Agenda Number:  700913165
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79269117
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0007839698
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the report of the Directors             Mgmt          For                            For
       ad the accounts for the year to 31 DEC 2005

2.     Approve and adopt the Directors  remuneration             Mgmt          For                            For
       report

3.     Approve a final dividend of 14.09p per ordinary           Mgmt          For                            For
       share

4.     Re-appoint Mr. A.G. Froggatt as a Director                Mgmt          For                            For

5.     Re-appoint Sir Angus Grossart as a Director               Mgmt          For                            For

6.     Re-appoint Mr. J.R. Nicolson as a Director                Mgmt          For                            For

7.     Re-appoint Sir Brian Stewart as a Director                Mgmt          For                            For

8.     Re-appoint Mr. Phillip Bowman as a Director               Mgmt          For                            For

9.     Re-appoint Mr. I.G. McAllister as a Director              Mgmt          For                            For

10.    Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company

11.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

12.    Approve the Scottish Newcastle Global Share               Mgmt          For                            For
       Plan

13.    Grant authority to issue Equity or Equity-linked          Mgmt          For                            For
       Securities with pre-emptive rights up to an
       aggregate nominal amount of GBP 34,000,000

S.14   Grant authority to issue Equity or Equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 8,900,000

S.15   Approve to renew the authority of 89,000,000              Mgmt          For                            For
       ordinary shares for market purchase




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700766148
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  AGM
    Meeting Date:  22-Jul-2005
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report accounts for the YE             Mgmt          For                            For
       31 MAR 2005

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Re-elect Mr. Charles Berry as a Director                  Mgmt          For                            For

4.     Re-elect Mr. Donald Brydon as a Director                  Mgmt          For                            For

5.     Re-elect Mr. Nolan Karras as a Director                   Mgmt          For                            For

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company and authorize the Directors
       to fix their remuneration

7.     Authorize the Company to make EU political donations      Mgmt          For                            For
       up to GBP 80,000 and to incur EU political
       expenditure up to GBP 20,000

8.     Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 310,961,355

S.9    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 46,644,203

S.10   Grant authority to make market purchases of               Mgmt          For                            For
       186,576,813 ordinary shares

S.11   Adopt new Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700775678
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  EGM
    Meeting Date:  22-Jul-2005
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the sale by the Company of PacificCorp,           Mgmt          For                            For
       the terms and conditions of which are set out
       in the stock purchase agreement dated 23 MAY
       2005 betweem the Company, PacificCorp Holdings,
       Inc. and MidAmerican Energy Holdings Company
       and authorize the Directors of the Company
       to conclude and implement the sale in accordance
       with such terms and conditions and to agree
       such amendments and variations to and waivers
       of such terms and conditions as are necessary




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700928700
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  EGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve  conditional on the admission of the              Mgmt          For                            For
       new ordinary shares and the B shares to the
       Official list of the Financial Services Authority
       and to trading on the London stock Exchange
       Plc s main market for listed securities becoming
       effective  the capital reorganization, the
       return of cash, the amendments to the Company
       s Articles of Association and the amendments
       to the existing authorities to allot new shares,
       disapply pre-emption rights and to make market
       purchases of ordinary shares each;  as specified




--------------------------------------------------------------------------------------------------------------------------
 SEGA SAMMY HOLDINGS INC.                                                                    Agenda Number:  932553488
--------------------------------------------------------------------------------------------------------------------------
        Security:  815794102
    Meeting Type:  Annual
    Meeting Date:  20-Jun-2006
          Ticker:  SGAMY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE PROPOSED APPROPRIATION OF RETAINED         Mgmt          For
       EARNINGS FOR THE SECOND BUSINESS TERM

02     TO AMEND CERTAIN PARTS OF THE ARTICLES OF INCORPORATION   Mgmt          For

03     TO ELECT SEVEN DIRECTORS                                  Mgmt          For

04     TO ELECT ONE SUBSTITUTE STATUTORY AUDITOR                 Mgmt          For

05     TO ISSUE STOCK ACQUISITION RIGHTS FOR THE PURPOSE         Mgmt          For
       OF GRANTING STOCK OPTIONS TO THE COMPANY S
       DIRECTORS

06     TO ISSUE STOCK ACQUISITION RIGHTS FOR THE PURPOSE         Mgmt          For
       OF GRANTING STOCK OPTIONS TO DIRECTORS OF THE
       COMPANY S SUBSIDIARIES AND TO EXECUTIVE OFFICERS
       AND OTHER EMPLOYEES OF THE COMPANY AND ITS
       SUBSIDIARIES

07     TO REVISE COMPENSATION FOR DIRECTORS                      Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 SEKISUI HOUSE LTD                                                                           Agenda Number:  700924067
--------------------------------------------------------------------------------------------------------------------------
        Security:  J70746136
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  JP3420600003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the allocation of income, including               Mgmt          For                            For
       the following dividends: Interim JPY 10, Final
       JPY 10, Special JPY 0

2.1    Elect Mr. Isami Wada as a Director                        Mgmt          For                            For

2.2    Elect Mr. Tadashi Iwasaki as a Director                   Mgmt          For                            For

2.3    Elect Mr. Akira Morimoto as a Director                    Mgmt          For                            For

2.4    Elect Mr. Sumio Wada as a Director                        Mgmt          For                            For

2.5    Elect Mr. Kazuo Yoshimitsu as a Director                  Mgmt          For                            For

2.6    Elect Mr. Shirou Inagaki as a Director                    Mgmt          For                            For

2.7    Elect Mr. Yuuzou Matsumoto as a Director                  Mgmt          For                            For

2.8    Elect Mr. Fumiaki Hirabayashi as a Director               Mgmt          For                            For

2.9    Elect Mr. Shunji Arakawa as a Director                    Mgmt          For                            For

2.10   Elect Mr. Kiyohide Hirabayashi as a Director              Mgmt          For                            For

2.11   Elect Mr. Toshinori Abe as a Director                     Mgmt          For                            For

2.12   Elect Mr. Takashi Uchida as a Director                    Mgmt          For                            For

3.1    Elect Mr. Hiroshi Itawaki as internal statutory           Mgmt          For                            For
       Auditor

3.2    Elect Mr. Katsuya Kittaka as internal statutory           Mgmt          For                            For
       Auditor

4.     Grant retirement allowances to 6 retired Directors,       Mgmt          For                            For
       Messrs. Hideyuki Tonomura, Shichirou Iwane,
       Hiroshi Itawaki, Yasuaki Yamamoto, Saburou
       Matsuyoshi and Kunio Suzuki and 3 retired Statutory
       Auditors, Messrs. Kenji Kondou, Mikio Yamada
       and Ryouji Takahashi; also, in connection with
       the adopted abolishment of retirement allowances
       system, the Company has proposed to grant retirement
       allowances to current or reappointed Directors,
       Messrs. Isami Wada, Akira Morimoto, Tadashi
       Iwasaki, Sumio Wada, Yuuzou Matsumoto, Kazuo
       Yoshimitsu and Shirou Inagaki as well as to
       2 current Statutory Auditors, Messrs. Kenichi
       Kawauchi and Takaharu Dohi

5.     Approve to give free share subscription rights            Mgmt          For                            For
       to the Directors and the Executive Officers
       as Stock Option in accordance with Commercial
       Code 280-20 and 280-21

6.     Approve to revise the monthly remunerations               Mgmt          For                            For
       for the Statutory Auditors to JPY 9,000,000
       from JPY 6,000,000 or less at present




--------------------------------------------------------------------------------------------------------------------------
 SEVEN & I HOLDINGS CO LTD, TOKYO                                                            Agenda Number:  700963893
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7165H108
    Meeting Type:  AGM
    Meeting Date:  25-May-2006
          Ticker:
            ISIN:  JP3422950000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Reduction of Stated Capital                       Mgmt          For                            *

3      Amend Articles to: Allow Company to Re-Issue              Mgmt          For                            *
       Repurchased Shares, Allow        Disclosure
       of Shareholder Meeting Materials on the Internet,
       Clarify the      Rights and Responsibilities
       of Outside Directors and Auditors, Expand
       Business Lines, Allow Use of Treasury
       Shares for Odd-Lot Purchases, Approve   Minor
       Revisions Due to New Commercial Code

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

4.6    Appoint a Director                                        Mgmt          For                            *

4.7    Appoint a Director                                        Mgmt          For                            *

4.8    Appoint a Director                                        Mgmt          For                            *

4.9    Appoint a Director                                        Mgmt          For                            *

4.10   Appoint a Director                                        Mgmt          For                            *

4.11   Appoint a Director                                        Mgmt          For                            *

4.12   Appoint a Director                                        Mgmt          For                            *

4.13   Appoint a Director                                        Mgmt          For                            *

4.14   Appoint a Director                                        Mgmt          For                            *

4.15   Appoint a Director                                        Mgmt          For                            *

4.16   Appoint a Director                                        Mgmt          For                            *

5.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.3    Appoint a Corporate Auditor                               Mgmt          For                            *

5.4    Appoint a Corporate Auditor                               Mgmt          For                            *

5.5    Appoint a Corporate Auditor                               Mgmt          For                            *

6      Amend the Compensation to be Received by Directors        Mgmt          For                            *
       and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 SHINHAN FINANCIAL GROUP CO LTD                                                              Agenda Number:  700877155
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7749X101
    Meeting Type:  AGM
    Meeting Date:  21-Mar-2006
          Ticker:
            ISIN:  KR7055550008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.1    Elect Mr. IL-Seop Kim as a Outside Director               Mgmt          For                            For

3.2    Elect Mr. Sang-Yoon Lee as a Outside Director             Mgmt          For                            For

3.3    Elect Mr. Yoon-Soo Yoon as a Outside Director             Mgmt          For                            For

3.4    Elect Mr. Si-Yeol Yoo as a Outside Director               Mgmt          For                            For

3.5    Elect Mr. Byung-Heon Park as a Outside Director           Mgmt          For                            For

3.6    Elect Mr. Young-Hoon Choi as a Outside Director           Mgmt          For                            For

3.7    Elect Mr. Si-Jong Kim as a Outside Director               Mgmt          For                            For

3.8    Elect Mr. Phillippe Reynieix a Outside Director           Mgmt          For                            For

3.9    Elect Mr. Haeng-Nam Jeong as a Outside Director           Mgmt          For                            For

3.10   Elect Mr. Myung-Soo Choi as a Outside Director            Mgmt          For                            For

4.1    Elect Mr. IL-Seop Kim as a Member of the Audit            Mgmt          For                            For
       Committee

4.2    Elect Mr. Sang-Yoon Lee as a Member of the Audit          Mgmt          For                            For
       Committee

4.3    Elect Mr. Si-Jong Kim as a Member of the Audit            Mgmt          For                            For
       Committee

4.4    Elect Mr. Young-Seok, Choi as a Member of the             Mgmt          For                            For
       Audit Committee

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For

6.     Approve the stock option for staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHINSEGAE CO LTD                                                                            Agenda Number:  700875872
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y77538109
    Meeting Type:  AGM
    Meeting Date:  03-Mar-2006
          Ticker:
            ISIN:  KR7004170007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation - additional business objectives

3.     Elect Mr. Hak-Seo, Koo : CEO of Shinsegae as              Mgmt          For                            For
       a Director

4.     Elect Mr. Won-IL, Kang : outside Directors of             Mgmt          For                            For
       Shinsegae as a Audit Committee Member

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHIONOGI & CO LTD                                                                           Agenda Number:  701006050
--------------------------------------------------------------------------------------------------------------------------
        Security:  J74229105
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3347200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Allow
       Use of Electronic Systems for Public Notifications,
       Approve   Minor Revisions Related to the New
       Commercial Code, Reduce Board Size

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

4      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 SIAM CEMENT PUBLIC CO LTD (FORMERLY SIAM CEMENT CO LTD)                                     Agenda Number:  700868930
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7866P147
    Meeting Type:  AGM
    Meeting Date:  22-Mar-2006
          Ticker:
            ISIN:  TH0003010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of 12th shareholders  AGM             Mgmt          For                            For
       held on 23 MAR 2005

2.     Acknowledge the Company s annual report for               Mgmt          For                            For
       the year 2005

3.     Adopt the balance sheet and profit and loss               Mgmt          For                            For
       statements for the YE 31 DEC 2005

4.     Approve the allocation of profit for the year             Mgmt          For                            For
       2005 for distribution of dividend to shareholders
       at THB 15 per share

5.     Elect the Directors in replacement of those               Mgmt          For                            For
       who retires by rotation

6.     Appoint the Auditor and approve the Auditor               Mgmt          For                            For
       fee for the year 2006 proposed by the Audit
       Committee

7.     Approve the remuneration for sub-committees               Mgmt          For                            For

8.     Acknowledge the remuneration of the Board of              Mgmt          For                            For
       Directors

9.     Other business                                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SIEMENS AG                                                                                  Agenda Number:  932426162
--------------------------------------------------------------------------------------------------------------------------
        Security:  826197501
    Meeting Type:  Annual
    Meeting Date:  26-Jan-2006
          Ticker:  SI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

03     TO CONSIDER AND VOTE UPON APPROPRIATION OF THE            Mgmt          For                            For
       NET INCOME OF SIEMENS AG TO PAY A DIVIDEND

04     TO RATIFY THE ACTS OF THE MANAGING BOARD                  Mgmt          For                            For

05     TO RATIFY THE ACTS OF THE SUPERVISORY BOARD               Mgmt          For                            For

06     TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS         Mgmt          For                            For
       FOR THE AUDIT OF THE ANNUAL AND CONSOLIDATED
       FINANCIAL STATEMENTS

07     TO CONSIDER AND VOTE UPON A RESOLUTION AUTHORIZING        Mgmt          For                            For
       THE ACQUISITION AND USE OF SIEMENS SHARES AND
       THE EXCLUSION OF SHAREHOLDERS  PREEMPTIVE AND
       TENDER RIGHTS

08     TO CONSIDER AND VOTE UPON THE CREATION OF AN              Mgmt          For                            For
       AUTHORIZED CAPITAL 2006 RESERVED FOR THE ISSUANCE
       OF SHARES TO EMPLOYEES AND THE AUTHORIZATION
       TO USE SIEMENS SHARES

09     TO CONSIDER AND VOTE UPON AMENDMENTS TO THE               Mgmt          For                            For
       ARTICLES OF ASSOCIATION TO ADJUST TO NEW LEGISLATION




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE AIRLINES LTD                                                                      Agenda Number:  700769118
--------------------------------------------------------------------------------------------------------------------------
        Security:  V80178110
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2005
          Ticker:
            ISIN:  SG1H95001506
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       audited financial statements for the YE 31
       MAR 2005 and the Auditors  report thereon

2.     Declare a final tax exempt dividend of 30.0               Mgmt          For                            For
       cents per SGD 0.50 ordinary share for the YE
       31 MAR 2005

3.     Re-appoint Sir Brian Pitman, a Director who               Mgmt          For                            For
       will retire under Section153(6) of the Companies
       Act, Chapter 50, to hold office from the date
       of this AGM until the next AGM of the Company

4.a    Re-elect Mr. Fock Siew Wah as a Director who              Mgmt          For                            For
       retires by rotation in accordance with Article
       83 of the Company s Articles of Association

4.b    Re-elect Mr. Charles B. Goode as a Director               Mgmt          For                            For
       who retires by rotation in accordance with
       Article 83 of the Company s Articles of Association

4.c    Re-elect Mr. Chew Choon Seng as a Director who            Mgmt          For                            For
       retires by rotation in accordance with Article
       83 of the Company s Articles of Association

5.     Approve the Directors  fees of SGD 962,000                Mgmt          For                            For

6.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

7.1    Authorize the Directors of the Company, pursuant          Mgmt          Against                        Against
       to Section 161 of the Companies Act, Chapter
       50 and in accordance with the provisions of
       the Listing Manual of SGX-ST for the time being
       and the Articles of Association of the Company,
       to issue shares in the capital of the Company
       Shares  whether by way of rights, bonus or
       otherwise and/or make or grant offers, agreements
       or options  collectively Instruments , up to
       50% of the issued share capital of the Company,
       of which the aggregate number of shares to
       be issued other than on a pro-rata basis to
       shareholders of the Company  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this resolution  does
       not exceed 10% of the issued share capital
       of the Company at the date of passing of this
       resolution after adjusting for new shares arising
       from the conversion or exercise of any convertible
       securities or share options or vesting of share
       awards which are outstanding or subsisting
       and any subsequent consolidation or subdivision
       of shares;  Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or the date of the next AGM of the Company
       as required by law to be held

7.2    Authorize the Directors to offer and grant options        Mgmt          For                            For
       as defined in the SIA Employee Share Option
       Plan  in accordance with the rules of the SIA
       Employee Share Option Plan  the Plan  and to
       allot and issue from time to time such number
       of ordinary shares of SGD 0.50 each in the
       capital of the Company as may be required to
       be issued pursuant to the exercise of options
       under the Plan provided always that the aggregate
       number of ordinary shares to be issued pursuant
       to the Plan does not exceed 13% of the issued
       ordinary share capital of the Company from
       time to time

8.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE AIRLINES LTD                                                                      Agenda Number:  700775402
--------------------------------------------------------------------------------------------------------------------------
        Security:  V80178110
    Meeting Type:  EGM
    Meeting Date:  28-Jul-2005
          Ticker:
            ISIN:  SG1H95001506
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  Act  and in accordance
       with all other laws and regulations and rules
       of Singapore Exchange Securities Trading Limited
       SGX-ST , to purchase or otherwise acquire
       ordinary shares of SGD 0.50 each  Ordinary
       Shares  in the capital of the Company, not
       exceeding in aggregate 10 % of the issued ordinary
       share capital of the Company, by way of on-market
       purchases on the Singapore Exchange Securities
       Trading Limited  SGX-ST  and/or off-market
       purchases effected otherwise than on the SGX-ST
       in accordance with any equal access scheme
       s  which satisfies the conditions prescribed
       by the Companies Act, at a price of up to 105%
       of the average of the closing market prices
       of a share over the last 5 market days; and
       authorize the Directors of the Company and/or
       any of them to complete and do all such acts
       and things deemed necessary, expedient, incidental
       or in the interests of the Company to give
       effect to the transactions contemplated and/or
       authorized by this resolution;  Authority expires
       the earlier of the date of the next AGM of
       the Company or the date by which the next AGM
       of the Company is required to be held by law

2.     Authorize the Company, its subsidiaries and               Mgmt          For                            For
       associated Companies or any one of them, for
       the purposes of Chapter 9 of the Listing Manual
       of the SGX-ST, to enter into any such transactions
       falling within the categories of interested
       person transactions with any party who falls
       within the classes of interested persons provided
       that such transactions are made on normal commercial
       terms and in accordance with the review procedures
       for such interested person transactions; and
       authorize the Directors of the Company to do
       all such acts and things deemed necessary
       including executing such documents as may be
       required  or in the interests of the Company
       to give effect to IPT Mandate and/or resolution;
       Authority expires at the next AGM of the Company

S.3    Amend the Articles of Association by inserting            Mgmt          For                            For
       a new Article 134A immediately after Article
       134 as specified

4.     Approve a new restricted share plan to be known           Mgmt          For                            For
       as the  SIA Restricted Share Plan   the SIA
       RSP , under which awards  RSP Awards  of fully
       paid-up Ordinary Shares, their equivalent cash
       value or combinations thereof will be granted,
       free of payment, to selected employees of the
       Company and/or its subsidiaries, including
       executive Directors of the Company; authorize
       the Directors of the Company: i) to establish
       and administer the SIA RSP; and ii) to modify
       and/or alter the SIA RSP at any time and from
       time to time, provided that such modification
       and/or alteration is effected in accordance
       with the provisions of the SIA RSP, and to
       do all such acts and to enter into all such
       transactions and arrangements as may be necessary
       or expedient in order to give full effect to
       the SIA RSP; and to grant RSP Awards in accordance
       with the provisions of the SIA RSP and to allot
       and issue from time to time such number of
       fully paid-up Ordinary Shares as may be required
       to be allotted and issued pursuant to the vesting
       of RSP Awards under the SIA RSP, provided that
       the aggregate number of Ordinary Shares to
       be allotted and issued pursuant to the SIA
       Employee Share Option Plan  the SIA ESOP ,
       the SIA RSP and the SIA PSP  as defined in
       Resolution 5  shall not exceed 13% of the total
       issued ordinary share capital of the Company
       from time to time

5.     Approve a new performance share plan to be known          Mgmt          For                            For
       as the  SIA Performance Share Plan   the SIA
       PSP , under which awards  PSP Awards  of fully
       paid-up Ordinary Shares, their equivalent cash
       value or combinations thereof will be granted,
       free of payment, to selected employees of the
       Company and/or its subsidiaries, including
       Executive Directors of the Company; authorize
       the Directors of the Company: i) to establish
       and administer the SIA PSP; and ii) to modify
       and/or alter the SIA PSP at any time and from
       time to time, provided that such modification
       and/or alteration is effected in accordance
       with the provisions of the SIA PSP, and to
       do all such acts and to enter into all such
       transactions and arrangements as may be necessary
       or expedient in order to give full effect to
       the SIA PSP; and to grant PSP Awards in accordance
       with the provisions of the SIA PSP and to allot
       and issue from time to time such number of
       fully paid-up Ordinary Shares as may be required
       to be issued pursuant to the vesting of PSP
       Awards under the SIA PSP, provided that the
       aggregate number of Ordinary Shares to be allotted
       and issued pursuant to the SIA ESOP, the SIA
       PSP and the SIA RSP shall not exceed 13% of
       the total issued ordinary share capital of
       the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TELECOMMUNICATIONS LTD                                                            Agenda Number:  700771252
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79985175
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  SG1P95920093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, for the purposes of Listing Rule 10.14           Mgmt          For                            For
       of the Listing Rules of Australian Stock Exchange
       Limited, the participation by the relevant
       person in the relevant period specified in
       Paragraph 2.2 of the Circular dated 29 JUN
       2005 in the SingTel Performance Share Plan

2.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the Companies Act
       , to purchase or otherwise acquire issued ordinary
       shares of SGD 0.15 each in the capital of the
       Company  Ordinary Shares , not exceeding in
       aggregate 10 % of the issued ordinary share
       capital of the Company, by way of on-market
       purchases on the Singapore Exchange Securities
       Trading Limited  SGX-ST  or any other stock
       exchange on which the Ordinary Shares may for
       the time being be listed or quoted  Other Exchange
       and/or off-market purchases effected otherwise
       than on the SGX-ST in accordance with any equal
       access scheme(s) which satisfies the conditions
       prescribed by the Act, and otherwise in accordance
       with all other laws and regulations and rules
       of the  SGX-ST  or Other Exchange  Share Purchase
       Mandate , at a price of up to 105% of the average
       of the closing market price of Ordinary Shares
       over the last 5 market days in the case of
       an on-market share purchase and a price up
       to 110% of such average closing price in case
       of off-market purchase; and authorize the Directors
       of the Company and/or any of them to complete
       and do all such acts and things  including
       executing such documents as may be required
       as they and/or he may consider expedient or
       necessary to give effect to the transactions
       contemplated and/or authorized by this resolution;
       Authority expires the earlier of the date
       of the next AGM of the Company or the date
       of the next AGM of the Company as required
       by the law




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TELECOMMUNICATIONS LTD                                                            Agenda Number:  700771264
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79985175
    Meeting Type:  AGM
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  SG1P95920093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the FYE 31 MAR 2005, the Directors  report
       and the Auditors  report thereon

2.     Declare a first and final dividend of 53 1/3%             Mgmt          For                            For
       or 8.0 cents per share and a special dividend
       of 33 1/3% or 5.0 cents per share, less income
       tax, in respect of the FYE 31 MAR 2005

3.     Re-elect Mr. Heng Swee Keat  Independent Member           Mgmt          For                            For
       of the Audit Committee  as a Director, who
       retires by rotation in accordance with the
       Article 97 of the Company s Articles of Association

4.     Re-elect Mr. Simon Israel as a Director, who              Mgmt          For                            For
       retires by rotation in accordance with the
       Article 97 of the Company s Articles of Association

5.     Re-elect Prof. Tommy Koh as a Director, who               Mgmt          For                            For
       retires by rotation in accordance with the
       Article 97 of the Company s Articles of Association

6.     Re-elect Mr. Nicky Tan Ng Kuang  Independent              Mgmt          For                            For
       Member of the Audit Committee  as a Director,
       who retires by rotation in accordance with
       the Article 97 of the Company s Articles of
       Association

7.     Approve the Directors  fees payable by the Company        Mgmt          For                            For
       of SGD 1,207,000 for the FYE 31 MAR 2005

8.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

       Transact any other business                               Non-Voting    No vote

9.     Authorize the Directors to issue shares in the            Mgmt          Against                        Against
       capital of the Company  shares  whether by
       way of rights, bonus or otherwise; and/or make
       or grant offers, agreements or options  collectively,
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and  notwithstanding
       the authority conferred by this resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this resolution was
       in force, provided that: the aggregate number
       of shares to be issued pursuant to this resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this resolution) does not exceed 50% of the
       issued share capital of the Company, of which
       the aggregate number of shares to be issued
       other than on a pro rata basis to shareholders
       of the Company  including shares to be issued
       in pursuance of Instruments made or granted
       pursuant to this Resolution  does not exceed
       15% of the issued share capital of the Company;
       subject to such manner of calculation as may
       be prescribed by the Singapore Exchange Securities
       Trading Limited  SGXST   for the purpose of
       determining the aggregate number of shares
       that may be issued, the percentage of issued
       share capital shall be based on the issued
       share capital of the Company at the time this
       resolution is passed, after adjusting for:
       a) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and b) any subsequent
       consolidation or sub-division of shares; in
       exercising the authority conferred by this
       resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       and the rules of any other stock exchange on
       which the shares of the Company may for the
       time being be listed or quoted  Other  Exchange
       for the time being in force  unless such compliance
       has been waived by the SGX-ST or, as the case
       may be, the Other Exchange  and the Articles
       of Association for the time being of the Company
       and;  Authority expires the earlier of the
       of the next AGM of the Company or the date
       by which the next AGM of the Company is required
       by law to be held

10.    Authorize the Directors to allot and issue from           Mgmt          For                            For
       time to time such number of shares in the capital
       of the Company as may be required to be issued
       pursuant to the exercise of options under the
       Singapore Telecom Share Option Scheme 1999
       1999 Scheme , provided always that the aggregate
       number of shares to be issued pursuant to the
       1999 Scheme shall not exceed 5% of the issued
       share capital of the Company from time to time
       as calculated in accordance with the Rules
       of the 1999 Scheme

11.    Authorize the Directors to grant awards in accordance     Mgmt          For                            For
       with the provisions of the SingTel Performance
       Share Plan  Share Plan 2004  and to allot and
       issue from time to time such number of fully
       paid-up shares in the capital of the Company
       as may be required to be issued pursuant to
       the vesting of awards under the Share Plan
       2004, provided always that the aggregate number
       of shares to be issued pursuant to the 1999
       Scheme and the Share Plan 2004 shall not exceed
       10% of the issued share capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SK CORPORATION                                                                              Agenda Number:  700875860
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80662102
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7003600004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, the incoming statement         Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.1    Elect Mr. Young-Seok Han as a Outside Director            Mgmt          For                            For

2.2    Elect Mr. Chan-Soo Kang as a Outiside Director,           Mgmt          For                            For
       who is a Member of the Auditors  Committee

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For
       - KRW 10 Billions




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM CO., LTD.                                                                        Agenda Number:  932440794
--------------------------------------------------------------------------------------------------------------------------
        Security:  78440P108
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2006
          Ticker:  SKM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE BALANCE SHEETS, THE STATEMENTS            Mgmt          For                            For
       OF INCOME, AND STATEMENTS OF APPROPRIATIONS
       OF RETAINED EARNINGS OF THE 22ND FISCAL YEAR,
       AS SET FORTH IN ITEM 1 OF THE COMPANY S AGENDA
       ENCLOSED HEREWITH.

02     APPROVAL OF THE AMENDMENT TO THE ARTICLES OF              Mgmt          For                            For
       INCORPORATION, AS SET FORTH IN ITEM 2 OF THE
       COMPANY S AGENDA ENCLOSED HEREWITH.

03     APPROVAL OF THE CEILING AMOUNT OF THE REMUNERATION        Mgmt          For                            For
       OF DIRECTORS, AS SET FORTH IN THE COMPANY S
       AGENDA ENCLOSED HEREWITH.

04     APPROVAL OF THE APPOINTMENT OF INDEPENDENT NON-EXECUTIVE  Mgmt          For                            For
       DIRECTORS WHO WILL BE AUDIT COMMITTEE MEMBERS,
       AS SET FORTH IN ITEM 3 OF THE COMPANY S AGENDA
       ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 SMITH & NEPHEW PLC                                                                          Agenda Number:  700843065
--------------------------------------------------------------------------------------------------------------------------
        Security:  G82343164
    Meeting Type:  EGM
    Meeting Date:  12-Dec-2005
          Ticker:
            ISIN:  GB0009223206
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend, subject to and conditional upon the passing        Mgmt          For                            For
       of Resolution S.2 and immediately prior to
       the reduction of capital  as defined in Resolution
       S.2) taking effect, the rights attaching to
       the ordinary shares of 12 2/9 pence each in
       the capital of the Company by the addition
       of a new Article 167A in the Articles of Association
       of the Company as specified

S.2    Approve, subject to and conditional upon the              Mgmt          For                            For
       passing of Resolution S.3: a) to reduce the
       share capital of the Company by cancelling
       and extinguishing all of the issued and unissued
       ordinary shares of 12 2/9 pence each in the
       capital of the Company  the   Existing Ordinary
       Shares   in existence as at 6.00 p.m on the
       day immediately preceding the day on which
       the High Court of Justice in England and Wales
       makes an order confirming such reduction of
       capital  such cancellation and extinguishment
       being referred to as the  Reduction of Capital
       and the credit arising in the Company s books
       of account as a result of the reduction of
       capital transferred to a special reserve of
       the Company  the  Cancellation Reserve  ; immediately
       upon the reduction of capital taking effect
       such date to be the  Effective Date  : the
       capital of the Company be increased by GBP
       50,000 by the creation of 50.000 deferred shares
       of GBP 1 each  each a  Deferred Share   having
       the rights and restrictions set out in the
       Articles of Association of the Company as amended
       in accordance with Resolution S.3; the sum
       of GBP 50,000 standing to the credit of the
       Company s reserves be capitatised and, accordingly,
       authorize the Directors as of the effective
       date bud immediately prior to any allotment
       of new dollar shares pursuant to Resolution
       S.2 taking effect, the said sum of GBP 50,000
       in paying up in  full at par 50,000 deferred
       shares, and to allot and issue the same, credited
       as fully paid to the then Chief Executive of
       the Company or any such other director as the
       Board of Directors of the Company shall nominate
       and are hereby generally and unconditionally
       authorized to make such allotment and issue
       as if Article 154.2 of the Articles of Association
       of the Company did not apply to such allotment,
       and for the purpose of section 80 of the Companies
       Act 1985  the Act ; Authority expire at the
       conclusion of the AGM of the Company ; to increase
       the  authorized share capital of the Company
       to such amount as results from the creation
       of such number of new ordinary shares as is
       equal to the number of existing ordinary shares
       as cancelled pursuant to the reduction of capital,
       each having a nominal value in cents  each
       a  New Dollar Share   rounded down to the nearest
       cent equivalent to 12 2/9 pence which is a
       multiple of 5 (the Dollar Nominal Value   calculated
       by reference to the dosing mid-point exchange
       rate for US dollars with sterling in London
       as derived from Reuters at 4.00 p.m on the
       day immediately prior to the effective date
       or if such is not a business day, the business
       day in immediately preceding the effective
       date  as published in the financial times on
       the effective date or a published rate considered
       appropriate by the Directors (the Exchange
       Rate  ; the sum standing to the credit of the
       Cancellation Reserve be converted into US dollars
       at the Exchange Rate; the sum standing to the
       credit of the cancellation reserve as a result
       of the conversion referred Resolution S.2 be
       applied in paying up the number of New Dollar
       Shares in full at the Dollar Nominal Value
       as is equivalent to the issued existing ordinary
       shares cancelled pursuant to the reduction
       of capital  the  Relevant Number   provided
       that if there would otherwise be any surplus
       amount remaining in the Cancellation Reserve,
       the relevant number of new dollar shares shall
       be paid up at an aggregate premium equal to
       such remaining amount; and the relevant number
       of new dollar shares be allotted and issued
       credited as fully paid to those persons who
       appear on the register of members of the Company
       at close of business on the business day immediately
       prior to the effective date as the holders
       of the cancelled Existing ordinary shares on
       the basis of one new dollar share for each
       existing ordinary share held by them; c) Authorize
       the Directors, in substitution for any existing
       authority and for the purpose of Section 80
       Act, to allot relevant number of the new shares
       created by Resolution S.2 aggregating a maximum
       nominal amount of GBP in US dollars of relevant
       securities as is equal to the relevant number
       multiplied by the dollar nominal value, disapplying
       the statutory pre-emption rights  Section 89(1)
       ;  Authority expires at the conclusion of the
       AGM of the Company

S.3    Amend Article 3, 8A, 38, 53 of the Articles               Mgmt          For                            For
       of Association of the Company, conditional
       upon the reduction of capital referred to in
       resolution S.2 taking effect and prior to the
       allotment and issue of the new dollar shares
       referred to in resolution S.2 as specified

o.4    Authorize the Directors, in addition to and               Mgmt          For                            For
       without prejudice to the other authorities
       conferred by Resolution S.2, subject to and
       with effect from the reduction of capital and
       associated matters referred to in Resolution
       S.2 becoming effective   the Redenomination
       and in substitution for the authority granted
       by article 9.2 of the Midas of Association
       of the Company as renewed at the AGM held on
       05 May 2005, but without prejudice to any prior
       exercise of such authority, and for the purposes
       of Section 80 of the Act to exercise all the
       powers of the Company to allot relevant securities
       within the meaning of that section  up to
       an aggregate, nominal amount of USD 56,115,233
       provided that:  Authority the earlier of the
       conclusion of the AGM of the Company in 2006
       or 04 AUG 2006  and the Directors may allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry; all authorities
       previously conferred under Section 80 of the
       Act be and they are hereby revoked, provided
       that such revocation shall not have retrospective
       effect.

S.5    Approve, subject to the passing of Resolution             Mgmt          For                            For
       4 and in the event that the redenomination
       shall have become effective, in respect of
       the Directors  power to allot securities otherwise
       than to existing shareholders pro rata to their
       holdings granted by Article 9.3 of the Articles
       of Association of the Company as renewed at
       the AGM held on 05 MAY 2005, the  section 89
       amount  for the purposes of Article 9 of the
       Midas of Association of the Company shall be
       USD 9,999,385 for the period up to the conclusion
       of the AGM of the Company in 2006 or 04 AUG
       2006 whichever is the earlier

S.6    Amend the Articles of Association of the Company          Mgmt          For                            For
       by deleting existing Articles 140 and 142 of
       the Articles of Association of the Company
       and inserting Article 140.1, 140.2, 140.3 and
       142 in their place as specified




--------------------------------------------------------------------------------------------------------------------------
 SMITH & NEPHEW PLC                                                                          Agenda Number:  700895569
--------------------------------------------------------------------------------------------------------------------------
        Security:  G82343164
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0009223206
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            For
       YE 31 DEC 2005 together with the report of
       the Directors and the Auditors thereon

2.     Approve the remuneration report of the Directors          Mgmt          For                            For
       for the YE 31 DEC 2005

3.     Re-elect Mr. David Illingworth as a Director              Mgmt          For                            For
       of the Company

4.     Re-elect Mr. Peter Hooley as a Director of the            Mgmt          For                            For
       Company

5.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company

6.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors of the Company

7.     Approve to renew the Directors  authorization             Mgmt          For                            For
       to allot securities granted by Article 9.2
       of the Company s Articles of Association and
       for the purposes of Article 9 of the Company
       s Articles of Association  Section 80 , amount
       for this period be GBP 52,745,017;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company in 2007 or 26 JUL 2007

8.     Authorize the Directors of the Company to amend           Mgmt          For                            For
       the rules of the Smith & Nephew French Sharesave
       Plan  2002   the French Sharesave Plan  so
       as to enable options to acquire shares in the
       Company to be granted pursuant to and in accordance
       with the French Sharesave Plan within the period
       of 38 months ending 26 JUN 2009

S.9    Approve to renew the Directors  power to allot            Mgmt          For                            For
       securities otherwise than to existing shareholders
       pro rata to their holdings granted by Article
       9.3 of the Company s Articles of Association;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company in 2007 or 26
       JUL 2007 ; and for the purposes of the Article
       9 of Company s Articles of Association  Section
       89  for this amount be GBP 9,408,492

S.10   Authorize the Company, in substitution for any            Mgmt          For                            For
       existing authority and pursuant to Section
       166 of the Companies Act 1985  the Act , to
       make market purchases  Section 163(3) of the
       Act  of up to 94,084,923 ordinary shares  10%
       of the issued share capital as at 24 FEB 2006
       of 20 pence each in the capital of the Company,
       at a minimum price of 20 pence and an amount
       equal to 105% of average of the middle market
       quotations for an ordinary share derived from
       the London Stock Exchange Daily Official List,
       for the 5 business days preceding the date
       of purchase;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 26 JUL 2007  the Expiry Date  ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.11   Amend the Articles of Association of the Company          Mgmt          For                            For
       as follows: a) by deleting the existing Article
       168 and inserting the new Article 168 as specified;
       b) by inserting the specified new words in
       Article 123.6 and by inserting new Articles
       123.7 and 123.8 as specified




--------------------------------------------------------------------------------------------------------------------------
 SOCIETE GENERALE, PARIS                                                                     Agenda Number:  700922188
--------------------------------------------------------------------------------------------------------------------------
        Security:  F43638141
    Meeting Type:  MIX
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  FR0000130809
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

O.1    Receive the Board of Directors and the Auditors           Mgmt          For                            For
       report, and approve the Company s financial
       statements and the balance sheet for the FYE
       31 DEC 2005 and the earnings of EUR 3,069,086,820.68;

O.2    Approve the appropriation of profits as follows:          Mgmt          For                            For
       net profit for the FY: EUR 3,069,086,820.68;
       retained earnings: EUR 4,439,665,572.43; distributable
       total: EUR 7,508,752,393.11; retained earnings
       account: EUR 1,114,790,006.18; dividend: EUR
       1,954,296,814.50; the reserve which amounted
       EUR 10,111,265,559.65 after allocation of the
       2004 income of EUR 9,238,209,010.49 retained
       earnings amounted to EUR 4,439,665,572.43 after
       allocation of the 2004 income EUR 5,554,455,578.61
       and, the shareholders will receive a net dividend
       of EUR 1.25, with a French Tax Code of EUR
       4.50 at the 40% allowance; this dividend will
       be paid on 06 JUN 2006

O.3    Receive the reports of the Board of Directors             Mgmt          For                            For
       and Statutory Auditors and approve the consolidated
       financial statements for the said financial
       statements and FY

O.4    Approve the Special Auditors report, in accordance        Mgmt          For                            For
       with the provisions of Article L.225-22-1,
       L.225-38 and L.225-42-1 and followings of the
       French Commercial Code

O.5    Approve to renew the term of office to Mr. Robert         Mgmt          For                            For
       A. Day as a Director for 4 years

O.6    Approve to renew the term of office to Mr. Elie           Mgmt          For                            For
       Cohen as a Director for 4 years

O.7    Appoint Mr. Gianmilio Osculati as a Director              Mgmt          For                            For
       for a 4 years

O.8    Appoint Mr. Luc Vandevelde as a Director for              Mgmt          For                            For
       a 2-year period

O.9    Approve to allocate EUR 750,000.00 to the Board           Mgmt          For                            For
       of Directors as annual fees

O.10   Approve to renew the appointment of Deloitte              Mgmt          For                            For
       and Associes Statutory Auditor for the FY s
       2006 to 2011

O.11   Approve to renew the appointment of Ernst and             Mgmt          For                            For
       Young as Statutory Auditor for the FY s 2006
       to 2011

O.12   Approve to renew the appointment of Mr. Alian             Mgmt          For                            For
       Pons as Deputy Auditor to the Company Deloitte
       Associes for the FY s 2006 to 2011

O.13   Approve to renew the appointment of Mr. Gabriel           Mgmt          For                            For
       Galet as Deputy Auditor of the Company Ernst
       & Young for the FY s 2006 to 2011

O.14   Authorize the Board, in substitution for the              Mgmt          For                            For
       authority of the general meeting on 09 MAY
       2005, to trade the Company s shares on the
       stock exchange in view of adjusting their price
       as per the following conditions: maximum purchase
       price: EUR 165.00; minimum selling price: EUR
       70.00; and, maximum number of shares 43,428,818
       to be traded  10% of the share capital ; maximum
       funds invested in the share buybacks: EUR 7,165,754,970.00;
       Authority expires at the end of 18 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.15   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       in France or abroad, up to a maximum nominal
       amount of EUR 220,000,000.00 by way of issuing
       ordinary shares other securities giving access
       to the capital up to maximum nominal amount
       of EUR 550,000,000.00 by way of capitalizing
       reserves, profits, premiums or other means,
       provided that such issue is allowed by Law
       and under the By-Laws to be carried out through
       the issue of bonus shares or the raise of the
       par value of the existing shares; the nominal
       amount of debt securities issued shall not
       exceed EUR 6,000,000,000.00;  Authority expires
       at the end of 26 months ; this authorization
       superseded the authorization granted by Resolution
       12 of the shareholders  meeting of 29 APR 2006

E.16   Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the share capital, on one or more occasions,
       in France or abroad, up to a maximum nominal
       amount of EUR 110,000,000.00 by way of issuing
       ordinary shares other securities giving access
       to the capital up to maximum nominal amount
       of EUR 600,000,000.00;  Authority expires at
       the end of 26 months ; approve that these issues
       may be achieved in consideration for securities
       which would be brought to Societe Generale
       in the framework of a public exchange offer
       initiated by the Company concerning the shares
       of another Company; this authorization superseded
       the authorization granted by Resolution 12
       of the shareholders  meeting of 29 APR 2006

E.17   Approve that the Board of Directors may decide            Mgmt          Abstain                        Against
       to increase the number of securities to be
       issued in the event of a surplus demand in
       the framework of a capital increase, for each
       of the issues with or without preferential
       subscription right of shareholder, within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of general meeting
       proxy services initial issue, at the same price
       as the one of the initial issuance,  Authority
       expires at the end of 26 months ; to take all
       necessary measures and accomplish all necessary
       formalities

E.18   Authorize the Board, to increase the share capital        Mgmt          For                            For
       by up to 10%, in consideration for the contribution
       in kind granted to the Company and comprised
       of capital securities given access to share
       capital without preferential subscription right;
       Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities; authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.19   Authorize the Board, in substitution for the              Mgmt          For                            For
       existing authority to the shareholder on 29
       APR 2004, to increase the share capital, on
       one or more occasions, at its sole discretion,
       in favor of Members of the Company or a Group
       Savings Plan belonging to Societe Generale
       or related Companies;  Authority expires at
       the end of 26 months ; for an amount that not
       exceeding EUR 16,300,000.00; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.20   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for authority granted by the shareholders
       meeting in Resolution 16 on 29 APR 2004, to
       grant in one or more transactions, in favor
       of employees and corporate officers of the
       Company and related Companies, options to subscribe
       for new shares in the Company to be issued
       through a share capital increase, or to purchase
       existing shares purchased by the Company, it
       being provided the options shall not give rights
       to a total number of shares, which shall exceed
       4% of the share capital,  Authority expires
       at the end of 26 months ; and authorize the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

E.21   Authorize the Board, in substitution for the              Mgmt          For                            For
       authority granted by the shareholders  meeting
       in Resolution 11 on 09 MAY 2005, to grant for
       free existing or future shares, in favor of
       the Executive Employees or classed as such
       or some of the executive categories, as well
       as in favor of the Corporate Officers of the
       Company and related Companies, within the limit
       of 2% of the share capital and the ceiling
       of 4% of the capital representing on overall
       ceiling for Resolutions 20 and 21, they may
       not represent more than 4% of the share capital,
       Authority expires at the end of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.22   Authorize the Board of Directors to cancel,               Mgmt          For                            For
       on one or more occasions, and at its sole discretion,
       all or part of the shares held by the Company
       in connection with a Stock Repurchase Plan,
       up to a maximum of 10% of the total number
       of shares, over a 24-month period;  Authority
       expires at the end of 26 months  in substitution
       for authority granted by the shareholders
       meeting in Resolution 17 on 29 APR 2004

E.23   Authorize all the powers to the bearer of an              Mgmt          For                            For
       original, a copy or extract of the minutes
       of this meeting to carry out all fillings,
       publications and other formalities prescribed
       by Law




--------------------------------------------------------------------------------------------------------------------------
 SOFTBANK CORP.                                                                              Agenda Number:  700949324
--------------------------------------------------------------------------------------------------------------------------
        Security:  J75963108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3436100006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 2.5

2.     Amend the Articles of Incorporation: Allow Use            Mgmt          For                            *
       of Electronic Systems for Public Notifications,
       Approve Revisions Related to the New Commercial
       Code

3.     Elect a Director                                          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SOMPO JAPAN INSURANCE INC.                                                                  Agenda Number:  700949235
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7620T101
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3932400009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 13

2.     Amend the Articles of Incorporation: Allow Use            Mgmt          For                            *
       of Electronic Systems for Public Notifications,
       Approve Revisions Related to the New Commercial
       Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

4.     Grant subscription rights (stock options) as              Mgmt          For                            *
       remuneration to the directors




--------------------------------------------------------------------------------------------------------------------------
 SONY CORPORATION                                                                            Agenda Number:  932546318
--------------------------------------------------------------------------------------------------------------------------
        Security:  835699307
    Meeting Type:  Annual
    Meeting Date:  22-Jun-2006
          Ticker:  SNE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO AMEND A PART OF THE ARTICLES OF INCORPORATION.         Mgmt          For                            For

02     DIRECTOR
       HOWARD STRINGER                                           Mgmt          For                            For
       RYOJI CHUBACHI                                            Mgmt          For                            For
       KATSUMI IHARA                                             Mgmt          For                            For
       AKISHIGE OKADA                                            Mgmt          For                            For
       HIROBUMI KAWANO                                           Mgmt          For                            For
       YOTARO KOBAYASHI                                          Mgmt          For                            For
       SAKIE T. FUKUSHIMA                                        Mgmt          For                            For
       YOSHIHIKO MIYAUCHI                                        Mgmt          For                            For
       YOSHIAKI YAMAUCHI                                         Mgmt          For                            For
       PETER BONFIELD                                            Mgmt          For                            For
       FUEO SUMITA                                               Mgmt          For                            For
       FUJIO CHO                                                 Mgmt          For                            For
       NED LAUTENBACH                                            Mgmt          For                            For
       GORAN LINDAHL                                             Mgmt          For                            For

03     TO ISSUE STOCK ACQUISITION RIGHTS FOR THE PURPOSE         Mgmt          For                            For
       OF GRANTING STOCK OPTIONS.

04     TO AMEND THE ARTICLES OF INCORPORATION WITH               Shr           Against
       RESPECT TO DISCLOSURE TO SHAREHOLDERS REGARDING
       REMUNERATION PAID TO EACH DIRECTOR.




--------------------------------------------------------------------------------------------------------------------------
 ST. GEORGE BANK LTD                                                                         Agenda Number:  700839701
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8757F106
    Meeting Type:  AGM
    Meeting Date:  16-Dec-2005
          Ticker:
            ISIN:  AU000000SGB0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Directors        Non-Voting    No vote
       report for the YE 30 SEP 2005 together with
       the Directors  declaration and the Auditor
       s report on the financial statements

2.A    Re-elect Mr. J.M. Thame as a Director of the              Mgmt          For                            For
       Bank, who retires in accordance with Article
       73(1) of the Bank s Constitution

2.B    Re-elect Mr. P.D.R. Isherwood as a Director               Mgmt          For                            For
       of the Bank, who retires in accordance with
       Article 73(1) of the Bank s Constitution

2.C    Re-elect Mr. G.J. Reaney as a Director of the             Mgmt          For                            For
       Bank, who retires in accordance with Article
       73(1) of the Bank s Constitution

3.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       SEP 2005

4.     Approve the issue of up to 100,000 ordinary               Mgmt          For                            For
       shares over the next 3 years to the Bank s
       Director, Mrs. Gail Kelly in respect of any
       part of her short term incentive exceeding
       100% of her total employment cost, in the manner
       set out as specified, including for the purpose
       of ASX Listing Rule 10.14

5.     Approve the aggregate sum payable for the remuneration    Mgmt          For                            For
       of Non-Executive Directors in any FY after
       the date of this resolution and including the
       Bank s FY 2005/2006 be increased by AUD 500,000
       from an amount of AUD 2,000,000 per annum to
       a total sum not exceeding AUD 2,500,000 per
       annum, such sum to inclusive of all statutory
       superannuation guarantee contributions that
       the bank makes on behalf of the Directors




--------------------------------------------------------------------------------------------------------------------------
 STATE BK INDIA                                                                              Agenda Number:  700795985
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8161Z129
    Meeting Type:  EGM
    Meeting Date:  14-Sep-2005
          Ticker:
            ISIN:  INE062A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect 3 Directors to the Central Board of the             Mgmt          For                            For
       Bank under the provisions of Section 19 (c)
       of the State Bank of India Act 1955

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 STATE BK INDIA                                                                              Agenda Number:  701001620
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8161Z129
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  INE062A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Central Board s report, the balance           Mgmt          For                            For
       sheet and profit and loss account of the bank
       made up to the 31 MAR 2006 and the Auditors
       report on balance sheet and accounts




--------------------------------------------------------------------------------------------------------------------------
 STATOIL ASA                                                                                 Agenda Number:  700917098
--------------------------------------------------------------------------------------------------------------------------
        Security:  R8412T102
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  NO0010096985
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Opening of the AGM by the Chair of the Corporate          Mgmt          For                            For
       Assembly

2.     Elect the attending shareholders and proxies              Mgmt          For                            For

3.     Elect a Chair of the meeting                              Mgmt          For                            For

4.     Elect a person to co-sign the minutes together            Mgmt          For                            For
       with the Chair of the meeting

5.     Approve the notice and the agenda                         Mgmt          For                            For

6.     Approve the annual report and the accounts for            Mgmt          For                            For
       the Statoil Asa and the Statoil Group for 2005,
       including the Board of Directors  proposal
       for the distribution of the dividend; a dividend
       of NOK 8.20 per share

7.     Approve the remuneration of the Company s Auditor         Mgmt          For                            For

8.     Elect 8 Members and 3 Deputy Members to the               Mgmt          For                            For
       corporate assembly

9.     Approve to determine the remuneration for the             Mgmt          Abstain                        Against
       Members of the corporate assembly

10.    Amend the Articles of Association, Section 11-Election    Mgmt          For                            For
       Committee

11.    Elect the Members of the Election Committee               Mgmt          For                            For

12.    Approve to determine the remuneration for the             Mgmt          For                            For
       Members to the Election Committee

13.    Approve to reduce NOK 58.6 Million in the share           Mgmt          For                            For
       capital through share cancellation

14.    Grant authority to acquire Statoil shares in              Mgmt          For                            For
       the market for subsequent annulment

15.    Grant authority to acquire Statoil shares in              Mgmt          For                            For
       the market in order to continue implementation
       of the share saving plan for employees




--------------------------------------------------------------------------------------------------------------------------
 STORA ENSO OYJ, HELSINKI                                                                    Agenda Number:  700877268
--------------------------------------------------------------------------------------------------------------------------
        Security:  X21349109
    Meeting Type:  OGM
    Meeting Date:  21-Mar-2006
          Ticker:
            ISIN:  FI0009005953
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Adopt the accounts                                        Mgmt          For                            For

2.     Approve the actions on profit or loss and to              Mgmt          For                            For
       pay a dividend of EUR 0.45 per share

3.     Approve the payment of dividend                           Mgmt          For                            For

4.     Grant discharge from liability                            Mgmt          Abstain                        Against

5.     Approve the number of Members of the Board of             Mgmt          For                            For
       Directors

6.     Approve the number of the Auditors                        Mgmt          For                            For

7.     Approve the remuneration of the Board Members             Mgmt          Abstain                        Against

8.     Approve the remuneration of the Auditors                  Mgmt          Abstain                        Against

9.     Elect the Board                                           Mgmt          For                            For

10.    Elect the Auditors                                        Mgmt          For                            For

11.    Appoint the Nomination Committee                          Mgmt          For                            For

12.    Approve to decrease share capital by canceling            Mgmt          For                            For
       Company s own shares

13.    Authorize the Board to decide on acquiring Company        Mgmt          For                            For
       s own shares

14.    Authorize the Board to decide on disposing Company        Mgmt          For                            For
       s own shares

15.    PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve the proposal made by shareholders Matti
       Liimatainen and Anniina Kappi




--------------------------------------------------------------------------------------------------------------------------
 SUMITOMO MITSUI FINANCIAL GROUP INC, TOKYO                                                  Agenda Number:  701011455
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7771X109
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3890350006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Capital Reserves Reduction                        Other         For                            *

3      Approve Purchase of Own Shares                            Mgmt          For                            *

4      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Adopt Reduction
       of Liability System for Outside Directors ,
       Allow Disclosure  of Shareholder Meeting Materials
       on the Internet, Approve Minor Revisions
       Related to the New Commercial Code, Reduce
       Authorized Capital

5.1    Appoint a Director                                        Mgmt          For                            *

5.2    Appoint a Director                                        Mgmt          For                            *

5.3    Appoint a Director                                        Mgmt          For                            *

6.1    Appoint a Corporate Auditor                               Mgmt          For                            *

7      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 SUN HUNG KAI PROPERTIES LTD                                                                 Agenda Number:  700817527
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y82594121
    Meeting Type:  AGM
    Meeting Date:  08-Dec-2005
          Ticker:
            ISIN:  HK0016000132
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report of the Directors           Mgmt          For                            For
       and the audited accounts for the YE 30 JUN
       2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.1.A  Re-elect Dr. Li Ka-Cheung, Eric as a Director             Mgmt          For                            For

3.1.B  Re-elect Professor Wong Yue-Chim, Richard as              Mgmt          For                            For
       a Director

3.1.C  Re-elect Dr. Lee Shau-Kee as a Director                   Mgmt          For                            For

3.1.D  Re-elect Mr. Chan Kui-Yuen, Thomas as a Director          Mgmt          For                            For

3.1.E  Re-elect Mr. Chan Kui-Ming as a Director                  Mgmt          For                            For

3.1.F  Re-elect Mr. Kwong Chun as a Director                     Mgmt          For                            For

3.1.G  Re-elect Mr. Wong Yick-Kam, Michael as a Director         Mgmt          For                            For

3.1.H  Re-elect Mr. Wong Chik-Wing, Mike as a Director           Mgmt          For                            For

3.2    Approve to fix the Directors  remuneration                Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors of the Company to fix their remuneration

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases, pursuant to the approval
       of this resolution, not exceeding 10% of the
       aggregate nominal amount of the issued share
       capital of the Company;  Authority expires
       the earlier of the conclusion of next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by its Articles of Association or
       by the Laws of Hong Kong

6.     Authorize the Directors, in addition to any               Mgmt          Against                        Against
       other authority, to allot, issue and deal with
       additional shares in the capital of the Company
       and make or grant offers, agreements and options,
       including warrants, during and after the relevant
       period, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company; plus b) the nominal amount
       of share capital repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the issued share capital of the Company
       , otherwise than pursuant to i) a rights issue;
       or ii) any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to officers and/or employees of the Company
       and/or any of its subsidiaries of shares or
       rights to acquire shares of the Company ; or
       iii) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Articles
       of Association of the Company;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is required by its
       Articles of Association or by the Laws of Hong
       Kong to be held

7.     Authorize the Directors to exercise the powers            Mgmt          Against                        Against
       of the Company referred to in Resolution 6
       in the notice convening this meeting in respect
       of the share capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 SURUGA BK LTD                                                                               Agenda Number:  701003080
--------------------------------------------------------------------------------------------------------------------------
        Security:  J78400108
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3411000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder,       Mgmt          For                            *
       Meeting Materials on the Internet, Approve
       Minor Revisions Related to the New Commercial
       Code,         Increase Authorized Capital,
       Reduce Board Size, Increase the Number of
       Auditors

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Amend the Compensation to be Received by Directors        Mgmt          For                            *

6      Amend the Compensation to be Received by Corporate        Mgmt          For                            *
       Auditors

7      Authorize Use of Stock Options                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SUZUKI MOTOR CORP (FORMERLY SUZUKI MOTOR CO LTD)                                            Agenda Number:  700990410
--------------------------------------------------------------------------------------------------------------------------
        Security:  J78529138
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3397200001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No.140               Mgmt          For                            *
       Term: dividends for the current term as JPY
       6 per share  JPY11 on a yearly basis

2.     Approve the partial amendments to the Company             Mgmt          For                            *
       s Articles of Incorporation: according to the
       new Company Law, the Company has proposed to
       amend partially The Company s Articles of Incorporation

3.1    Elect Mr. Osamu Suzuki as a Director                      Mgmt          For                            *

3.2    Elect Mr. Hiroshi Tsuda as a Director                     Mgmt          For                            *

3.3    Elect Mr. Takashi Nakayama as a Director                  Mgmt          For                            *

3.4    Elect Mr. Shinzou Nakanishi as a Director                 Mgmt          For                            *

3.5    Elect Mr. Takao Hirosawa as a Director                    Mgmt          For                            *

3.6    Elect Mr. Takeo Shigemoto as a Director                   Mgmt          For                            *

3.7    Elect Mr. Akihiro Sakamoto as a Director                  Mgmt          For                            *

3.8    Elect Mr. Minoru Tamura as a Director                     Mgmt          For                            *

3.9    Elect Mr. Kazuo Suzuki as a Director                      Mgmt          For                            *

3.10   Elect Mr. Hirotaka Ono as a Director                      Mgmt          For                            *

3.11   Elect Mr. Eiji Mochizuki as a Director                    Mgmt          For                            *

3.12   Elect Mr. Toshihiro Suzuki as a Director                  Mgmt          For                            *

3.13   Elect Mr. Toyokazu Sugimoto as a Director                 Mgmt          For                            *

3.14   Elect Mr. Takumi Kunikiyo as a Director                   Mgmt          For                            *

4.     Elect Mr. Kazuhiro Kosugi as the Statutory Auditor        Mgmt          For                            *

5.     Grant retirement allowances to 16 retired Directors,      Mgmt          Abstain                        *
       Messrs. Takahira Kiriyama, Shunichi Wakuda,
       Sadayuki Inobe, Akio Kosugi, Yoshihiko Kakei,
       Masanori Atsumi, Akimitsu Suzuki, Masaru, Kobayashi,
       Shinichi Takeuchi, Ryousaku Suzuki, Masaru
       Igarashi, Naoki Aizawa, Takashi Suzuyama, Kazumi
       Matsunaga, Mitsuo Unno and Hironori Iguchi
       and 1 retired Statutory Auditor, Mr. Takumi
       Kunikiyo, also, in connection with the adopted
       abolishment of retirement allowances system,
       the Company has proposed to grant retirement
       allowances, subject to approval of Proposal
       3, to 13 reappointed Directors, Messrs. Osamu
       Suzuki, Hiroshi Tsuda, Takashi Nakayama, Shinzou,
       Nakanishi, Takao Hirosawa, Takeo Shigemoto,
       Akihiro Sakamoto, Minoru Tamura, Kazuo Suzuki,
       Hirotaka Ono, Eiji Mochizuki, Toshihiro Suzuki
       and Toyokazu Sugimoto as well as to 4 current
       Statutory Auditors, Tamotsu Kamimura, Nobuyasu
       Horiuchi, Katsuhiko Kume and Shin Ishizuka




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PAC LTD                                                                               Agenda Number:  700875593
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  EGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the entering into the Acquisition Agreement       Mgmt          For                            For
       by Swire Properties and Swire Pacific and the
       transactions, terms as specified




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PAC LTD                                                                               Agenda Number:  700933573
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Declare the final dividends                               Mgmt          For                            For

2.A    Re-elect Mr. D Ho as a Director                           Mgmt          For                            For

2.B    Re-elect Mr. J.W.J. Hughes-Hallett as a Director          Mgmt          For                            For

2.C    Re-elect Mr. K.G. Kerr as a Director.                     Mgmt          For                            For

2.D    Re-elect Mr. C.K.M. Kwok as a Director                    Mgmt          For                            For

2.E    Re-elect Mr. M.M.T. Yang as a Director                    Mgmt          For                            For

2.F    Elect Mr. P.N.L Chen as a Director                        Mgmt          For                            For

2.G    Elect Mr. C.D Pratt as a Director                         Mgmt          For                            For

3.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.     Authorize the Directors of the Company, during            Mgmt          For                            For
       the relevant period to make on-market share
       repurchases  within the meaning of the code
       on share repurchases  up to 10 % of the aggregate
       nominal amount of the shares of that class
       in issue at the date of passing this Resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by Law to be held

5.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share of any class so
       allotted  or so agreed conditionally or unconditionally
       to be allotted  pursuant to this Resolution
       wholly for cash shall not exceed 5% of the
       aggregate nominal amount of the shares of that
       class in issue at the date of passing this
       Resolution;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       Law to be held

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD                                                   Agenda Number:  700937951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84629107
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  TW0002330008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289134 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    Approve 2005 business operations                          Mgmt          For                            For

A.2    Approve the 2005 audited reports                          Mgmt          For                            For

A.3    Approve the status of 2005 acquisition or disposal        Mgmt          For                            For
       of assets report with the affiliated parties

A.4    Approve the status of endorsements and guarantee          Mgmt          For                            For

B.1    Approve the 2005 business reports and financial           Mgmt          For                            For
       statements

B.2.1  Approve the 2005 profit distribution proposed             Mgmt          For                            For
       cash dividend TWD 2.5 per share

B.2.2  Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus and capital reserves,
       proposed stock dividend: 15 for 1,000 shares
       held, proposed bonus issue: 15 for 1,000 shares
       held

B.2.3  Amend the Articles of Incorporation                       Mgmt          For                            For

B.3.1  Elect  Mr. Morris Chang as a Director, shareholder        Mgmt          For                            For
       ID: 4515

B.3.2  Elect Mr. J.C. Lobbezoo as a Director, shareholder        Mgmt          For                            For
       ID: 2  Representative of Koninklijke Philips
       Electronics N V

B.3.3  Elect Mr. F.C. Tseng as a Director, shareholder           Mgmt          For                            For
       ID: 104

B.3.4  Elect Mr. Stan Shih as a Director, shareholder            Mgmt          For                            For
       ID: 534770

B.3.5  Elect Mr. Chintay Shih as a Director, shareholder         Mgmt          For                            For
       ID: 1  Representative of Development Fund,
       Executive Yuan

B.3.6  Elect Sir Peter Leahy Bonfield as a Director,             Mgmt          For                            For
       shareholder ID: 500166059

B.3.7  Elect Mr. Lester Carl Thurow as a Director,               Mgmt          For                            For
       shareholder ID: 102505482

B.3.8  Elect Mr. Rick Tsai as a Director, shareholder            Mgmt          For                            For
       ID: 7252

B.3.9  Elect Mr. Carleton  Carly  S. Fiorina as a Director,      Mgmt          For                            For
       shareholder ID: 026323305

B3.10  Elect Mr. James C. Ho as a Supervisor, shareholder        Mgmt          For                            For
       ID: 1  Representative of Development Fund,
       Executive Yuan

B3.11  Elect Mr. Michael E. Porter as a Supervisor,              Mgmt          For                            For
       shareholder ID: 158611569

B.4    Extraordinary Motions                                     Other         For                            *

       PLEASE NOTE THAT FOR THE RESOLUTION REGARDING             Non-Voting    No vote
       ELECTION OF DIRECTORS AND SUPERVISORS, YOU
       MAY VOTE THE SHARE AMOUNT CALCULATED BY MULTIPLYING
       YOUR RESPECTIVE SHARE POSITION BY THE NUMBER
       OF DIRECTORS AND SUPERVISORS THAT WILL BE ELECTED
       TO THE BOARD, WHICH IS 11 IN THIS CASE. PLEASE
       NOTE THAT STANDING INSTRUCTIONS HAVE BEEN REMOVED
       FOR THIS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO AN             Non-Voting    No vote
       ADDITIONAL COMMENT. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MFG. CO. LTD.                                                          Agenda Number:  932504182
--------------------------------------------------------------------------------------------------------------------------
        Security:  874039100
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  TSM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO ACCEPT 2005 BUSINESS REPORT AND FINANCIAL              Mgmt          For                            For
       STATEMENTS.

02     TO APPROVE THE PROPOSAL FOR DISTRIBUTION OF               Mgmt          For                            For
       2005 PROFITS.

03     TO APPROVE THE CAPITALIZATION OF 2005 DIVIDENDS,          Mgmt          For                            For
       2005 EMPLOYEE PROFIT SHARING, AND CAPITAL SURPLUS.

04     TO APPROVE REVISIONS TO THE ARTICLES OF INCORPORATION.    Mgmt          For                            For

05     DIRECTOR
       MORRIS CHANG*                                             Mgmt          For                            For
       J.C. LOBBEZOO*+                                           Mgmt          For                            For
       F.C. TSENG*                                               Mgmt          For                            For
       STAN SHIH*                                                Mgmt          For                            For
       CHINTAY SHIH*++                                           Mgmt          For                            For
       SIR PETER L. BONFIELD*                                    Mgmt          For                            For
       LESTER CARL THUROW*                                       Mgmt          For                            For
       RICK TSAI*                                                Mgmt          For                            For
       CARLETON S. FIORINA*                                      Mgmt          For                            For
       JAMES C. HO**++                                           Mgmt          For                            For
       MICHAEL E. PORTER**                                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TAKEFUJI CORP                                                                               Agenda Number:  701014792
--------------------------------------------------------------------------------------------------------------------------
        Security:  J81335101
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3463200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Allow
       Use of Electronic Systems for Public Notifications,
       Approve   Minor Revisions Related to the New
       Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

4      Approve Provision of Retirement Allowance for             Mgmt          Against                        *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 TDK CORP                                                                                    Agenda Number:  700990991
--------------------------------------------------------------------------------------------------------------------------
        Security:  J82141136
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3538800008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Allow
       Use of Electronic Systems for Public Notifications,
       Approve   Minor Revisions Related to the New
       Commercial Code, Appoint an Independent
       Auditor

3      Approve Revision to Stock Option Plan for Directors       Other         For                            *
       and to Use the Stock      Option

4      Authorize the Board to Approve the Use of Stock           Other         For                            *
       Options for Executives

5      Authorize Use of Stock Options                            Other         For                            *

6.1    Appoint a Director                                        Mgmt          For                            *

6.2    Appoint a Director                                        Mgmt          For                            *

6.3    Appoint a Director                                        Mgmt          For                            *

6.4    Appoint a Director                                        Mgmt          For                            *

6.5    Appoint a Director                                        Mgmt          For                            *

6.6    Appoint a Director                                        Mgmt          For                            *

6.7    Appoint a Director                                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TECHNIP (EX-TECHNIP-COFLEXIP), PARIS                                                        Agenda Number:  700901069
--------------------------------------------------------------------------------------------------------------------------
        Security:  F90676101
    Meeting Type:  MIX
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  FR0000131708
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 APR 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU.

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.The following
       applies to Non-Resident Shareowners: Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Approve the report of the Board of Directors              Mgmt          For                            For
       and the Auditors general report, Company s
       financial statements and the balance sheet
       for the YE 31 DEC 2005, as presented and showing
       net income of EUR 105,742,366.48

O.2    Approve the income for the FY: EUR 105,742,366.48;        Mgmt          For                            For
       legale reserve: EUR 0.00  as it already corresponds
       01 to 10th of the share capital ; distributable
       income: EUR 135,411,278.62 taking into account
       the available retained earnings amounting to
       EUR 29,688,912.14; total dividend: EUR 90,964,238.24
       on the basis of 98,874,172 shares composing
       the share capital on 31 DEC 2005 ; the shareholders
       will receive a net dividend of EUR 0.92 per
       share, and will entitle to the 40% allowance
       provided by the French Tax Code, this dividend
       will be paid by cash on 03 MAY 2006

O.3    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Articles L.225-38 ET
       Sequence of the French Commercial Code, the
       agreements entered into or which remained in
       force during the FY

O.5    Grant discharge to the Directors for the performance      Mgmt          For                            For
       of their duties during the said FY

O.6    Approve to award the Board of Directors total             Mgmt          For                            For
       annual fees of EUR 300,000.00 and authorize
       the Board to take all necessary measures and
       accomplish all necessary formalities; this
       authorization supersedes the granted by the
       shareholders meeting of 29 APR 2004 in its
       Resolution 6

O.7    Authorize the Board of Directors for a period             Mgmt          For                            For
       of 18 months, to buy the Company s shares on
       the open market on the conditions described
       below: maximum purchase price: EUR 75.00, minimum
       sale price: EUR 35.00, maximum number of shares
       to be acquired: 9,887,417 and maximum funds
       invested in the share buybacks: EUR 741,556,275.00;
       should the share capital increase by way of
       capitalizing reserves, profits or premiums
       or other means, resulting either in the raising
       of the par value, of in the issuing bonus shares
       of existing shares, the Board of Directors
       shall be allowed to adjust the purchase and
       selling prices above mentioned; the shareholders
       meeting delegates all powers to the Board to
       take all necessary measures and accomplish
       all necessary formalities

E.8    Authorize the Board of Directors to increase              Mgmt          Abstain                        Against
       the capital, on one or more occasions, in France
       or abroad, by a maximum nominal amount of EUR
       15,000,000.00, by issuance, without preferred
       subscription rights maintained, of ordinary
       shares and securities, giving access to the
       capital or giving rights to debt securities;
       the maximum nominal amount of debt securities
       which may be issued shall not exceed EUR 2,500,000,000.00;
       and to take all necessary measures and accomplish
       all necessary formalities; said delegation
       of powers to the Board of Directors granted
       from the present meeting on, for a period equal
       to the time, issued from the second resolution
       of the EGM of 29 APR 2005 still to be run yet
       not exceeding 28 JUN 2007

E.9    Approve to increase the number of securities              Mgmt          Abstain                        Against
       to be issued in the event of a capital increase,
       for each of the issues with or without preferential
       subscription right of shareholders, in accordance
       with the second resolution of the EGM 29 APR
       2005 and Resolution 8 of the present meeting,
       the number of securities may be increased at
       the same price as the initial issue, said delegation
       of powers to the Board of Directors is granted
       from the present meeting on, for a period equal
       to the time still to be run, issued from the
       2 Resolution of the EGM of 29 APR 2005 yet
       not exceeding 28 JUN 2007

E.10   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, on one or more occasions, existing or
       future shares, in favour of the employees or
       the Corporate Officers of the Company and related
       Companies, they may not represent more than
       1% delegation is given for a 28-month period,
       and to take all necessary measures and accomplish
       all necessary formalities

E.11   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       at its sole discretion, in favour of Members
       of a Company savings plan, this delegation
       is given for a 26-month period and for an amount
       that shall not exceed 3% of the share capital
       of the Company and to take all necessary measurements
       and accomplish all necessary formalities, this
       delegation of powers supersedes any and all
       earlier delegations to the same effect

E.12   Grant all powers to the bearer of a copy or               Mgmt          For                            For
       an extract of the minutes of the present to
       accomplish all deposits and publications prescribed
       by law




--------------------------------------------------------------------------------------------------------------------------
 TECHTRONIC INDUSTRIES CO LTD                                                                Agenda Number:  700962346
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8563B159
    Meeting Type:  AGM
    Meeting Date:  22-May-2006
          Ticker:
            ISIN:  HK0669013440
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statements of accounts            Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of HKD 12.60 cents               Mgmt          For                            For
       per share to shareholders whose names appear
       on the register of Members of the Company on
       16 JUN 2006

3.     Re-elect the retiring Directors and approve               Mgmt          For                            For
       to fix the Directors  remuneration

4.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

5.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares of HKD
       0.10 each in the capital of the Company and
       make or grant offers, agreements and options
       including bonds, notes, warrants, debentures
       and securities convertible into shares of the
       Company  during and after the relevant period,
       not exceeding the aggregate of a) 20% of the
       aggregate nominal amount of the issued share
       capital of the Company in case of an allotment
       and issue of shares for a consideration other
       than cash; and b) 10% of the aggregate nominal
       amount of the issued share capital of the Company
       in case of an allotment and issue of shares
       for cash and any shares to be allotted and
       issued pursuant to the approval shall not be
       issued at a discount of more than 5% to the
       Benchmarked Price of the shares and the said
       approval shall be limited accordingly, otherwise
       than pursuant to i) a rights issue; or ii)
       the exercise of subscription or conversion
       rights under the terms of any warrants and
       securities; or iii) the exercise of any share
       option scheme or similar arrangement; or iv)
       an issue of shares by way of scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable laws

6.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company during the relevant period, on the
       Stock Exchange of Hong Kong Limited or any
       other exchange on which the shares of the Company
       may be listed and recognized by the Securities
       and Futures Commission of Hong Kong and the
       Stock Exchange on share repurchases for such
       purposes, subject to and in accordance with
       all applicable laws and regulations, at such
       price as the Directors may at their discretion
       determine in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the issued
       share capital of the Company in issue as at
       the date of passing this resolution;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company or any applicable laws to be
       held

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, to add the aggregate nominal amount
       of the share capital of the Company purchased
       by the Company pursuant to Resolution 6, to
       the aggregate nominal amount of the share capital
       of the Company that may be allotted or agreed
       conditionally or unconditionally to be allotted
       by the Directors of the Company pursuant and
       in accordance with the Resolution 5

S.8    Amend Articles 74, 103(A) and 109 of the Articles         Mgmt          For                            For
       of Association of the Company as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700898856
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the accounting appropriation of interest          Mgmt          For                            For
       on own equity up to the limit of BRL 800,000,000.00
       over the course of the 2006 FY

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET.  ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED.  SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700910373
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  AGM
    Meeting Date:  11-Apr-2006
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. THANK YOU

1.     Acknowledge the Directors  accounts, and approve          Mgmt          For                            For
       the Board of Directors  report and the financial
       statements for the FYE 31 DEC 2005, accompanied
       by the Independent Auditors opinion

2.     Approve the distribution of net profits from              Mgmt          For                            For
       the 2005 FY and to pay Company dividends, within
       the limits of interest over capital declared
       during the 2005 FY, and to pay profit-sharing
       to employees as provided in Article 41 of the
       Company Bylaws, and the capital budget

3.     Elect the Members to compose the Board of Directors       Mgmt          For                            For
       in completion of term of office, for vacancies
       filled in the manner provided for in Article
       150 OF Law 6404/76

4.     Elect Members of the Finance Committee and their          Mgmt          For                            For
       respective substitutes

5.     Approve to decide on the remuneration for the             Mgmt          For                            For
       Directors and the Members of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700915866
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU.

1.     Approve the acquisition by the Company of Hicorp          Mgmt          For                            For
       Comunicacoes Corporativas S.A




--------------------------------------------------------------------------------------------------------------------------
 TELECOMUNICACOES DE SAO PAULO SA - TELESP                                                   Agenda Number:  700893325
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90337117
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  BRTLPPACNPR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 4 AND 5. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

1.     Receive the accounts of the Directors and the             Non-Voting    No vote
       financial statements relating to the FYE 31
       DEC 2005

2.     Receive the distribution of the profits from              Non-Voting    No vote
       the FY and distribute the dividends

3.     Receive the Company s capital budget for the              Non-Voting    No vote
       FY 2005

4.     Elect the Members of the Board of Directors               Mgmt          For                            For

5.     Elect the Members of the Finance Committee                Mgmt          For                            For

6.     Receive to fix the remuneration of the Directors,         Non-Voting    No vote
       the Board of Directors and the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA S A                                                                              Agenda Number:  700979555
--------------------------------------------------------------------------------------------------------------------------
        Security:  879382109
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  ES0178430E18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

I.     Examination and approval, if deemed appropriate,          Mgmt          For                            For
       of the Individual Annual Accounts, of the Consolidated
       Financial Statements  Consolidated Annual Accounts
       and of the Management Report of both Telefonica,
       S.A and its Consolidated Group of Companies,
       as well as of the proposed application of results
       of Telefonica, S.A. and of the management of
       the Board of Directors thereof, all with respect
       to Fiscal Year 2005

II.    Examination and approval, if deemed appropriate,          Mgmt          For                            For
       of the Merger Plan of Telefonica, S.A. and
       Telefonica Moviles, S.A. and approval, as the
       Merger Balance Sheet, of the Balance Sheet
       of Telefonica, S.A. as of December 31, 2005.
       Approval of the merger of Telefonica, S.A.
       and Telefonica Moviles, S.A. through the absorption
       of the latter by the former, with the termination
       of Telefonica Moviles, S.A. and the transfer
       en bloc and as a whole of all of its assets
       to Telefonica, S.A., with the provision that
       the exchange of shares will be carried out
       by means of the delivery of treasury shares
       of Telefonica, S.A., all of the foregoing in
       compliance with the provisions of the Merger
       Plan; Application to the merger of the special
       tax regime set forth in Chapter VIII of Title
       VII of the Restated Text of the Corporate Income
       Tax Law Establishment of the procedure to facilitate
       the exchange; Delegation of powers

III.1  Re-election of Mr. Carlos Colomer Casellas as             Mgmt          For                            For
       a Director

III.2  Re-election of Mr. Isidro Faine Casas as a Director       Mgmt          For                            For

III.3  Re-election of Mr. Alfonso Ferrari Herrero as             Mgmt          For                            For
       a Director

III.4  Re-election of Mr. Luis Lada Diaz as a Director           Mgmt          For                            For

III.5  Re-election of Mr. Antonio Massanell Lavilla              Mgmt          For                            For
       as a Director

III.6  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       David Arculus as a Director

III.7  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Peter Erskine as a Director

III.8  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Julio Linares Lopez as a Director

III.9  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Vitalino Manuel Nafria Aznar as a Director

IV.    Approval, if appropriate, of a long-term incentive        Mgmt          For                            For
       plan consisting of the delivery of shares of
       and which is linked to changes in the listing
       price of shares of Telefonica, S.A.

V.     Authorization to acquire the Company s own shares,        Mgmt          For                            For
       directly or through Companies within the Group

VI.    Authorization to the Board of Directors to increase       Mgmt          Against                        Against
       the share capital under the terms and conditions
       of Section 153.1.b) of the Business Corporations
       Law, with a delegation of the power to exclude
       preemptive rights pursuant, in this latter
       case, to the provisions of Section 159.2 of
       the Business Corporations Law

VII.   Delegation of powers to formalize, interpret,             Mgmt          For                            For
       remedy and carry out the resolutions adopted
       by the shareholders at the General Shareholders
       Meeting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF FUTURE RECORD DATE.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS.  THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 TELEFONOS DE MEXICO SA TELMEX                                                               Agenda Number:  700928863
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90413132
    Meeting Type:  EGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  MXP904131325
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint or ratify, if relevant, the Members               Mgmt          For                            For
       of the Board of Directors who the series L
       shareholders have the right to appoint; resolutions
       in this regard

2.     Appoint the special delegates who will formalize          Mgmt          For                            For
       and carry out the resolutions passed by the
       meeting; resolutions in this regard




--------------------------------------------------------------------------------------------------------------------------
 TELEKOM AUSTRIA AG, WIEN                                                                    Agenda Number:  700949730
--------------------------------------------------------------------------------------------------------------------------
        Security:  A8502A102
    Meeting Type:  AGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  AT0000720008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve the annual statement of account and               Mgmt          For                            For
       the report by the Supervisory Board

2.     Approve the appropriation of net profits                  Mgmt          For                            For

3.     Approve the activities undertaken by the Board            Mgmt          For                            For
       of Directors and the Supervisory Board

4.     Approve the remuneration for the Members of               Mgmt          For                            For
       Supervisory Board

5.     Elect the balance sheet Auditor                           Mgmt          For                            For

6.     Elect the Supervisory Board                               Mgmt          For                            For

7.     Approve the report by the Board of Directors              Mgmt          For                            For
       about the buy back of own shares, the holding
       and the usage

8.A    Approve the authorization of Board of Directors           Mgmt          For                            For
       to buy back own shares for 18 months at a price
       range of EUR 10 to  EUR 25  and also approve
       to use own shares for the settlement of share
       options for employees

8.B    Approve to use own shares for the settlement              Mgmt          For                            For
       of convertible bonds

8.C    Approve to use own shares as consideration for            Mgmt          For                            For
       the purchase of Companies

8.D    Approve to decrease the share capital by collect          Mgmt          For                            For
       shares up to EUR 109.050.000 without further
       approval at the general meeting; and authorize
       the Supervisory Board to alterate the Statutes
       accordingly

8.E    Approve to sell the own shares via the stock              Mgmt          For                            For
       exchange or via a public offer or within 5
       years after approval on every legal way also
       to sell them over- the-counter

9.A    Approve the extension of the authorized capital           Mgmt          For                            For
       from the AGM 2003; authorize the Board of Directors
       to increase the capital until 30 JUN 2010 by
       issuing up to 4,35 MIO new shares for the usage
       of settlement of share option programs; and
       approve that this approval displaces the authorization
       given at the AGM 2003 as far as it was not
       utilized; at the same time alteration of Statutes
       Paragraph 4

9.B    Approve the authorized capital 2006 and authorize         Mgmt          For                            For
       the Board of Directors to increase the capital
       by up to EUR 21.810.000 and by issuing up to
       10 MIO new shares for the settlement of share
       options; approve the share option program will
       end at latest with the 2 quarter of 2013, at
       the same time Clause 10 of the Statutes Paragraph
       4




--------------------------------------------------------------------------------------------------------------------------
 THE SIAM COMMERCIAL BANK PUBLIC CO LTD                                                      Agenda Number:  700905459
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7905M113
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2006
          Ticker:
            ISIN:  TH0015010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 290951 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED FOR THIS MEETING. THANK YOU.

1.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       No 182 held on 05 APR 2005

2.     Receive the annual report prepared by the Board           Mgmt          For                            For
       of Directors for the FY 2005

3.     Approve the financial statements and statutory            Mgmt          For                            For
       reports for the FYE 31 DEC 2005

4.     Approve to allocate the income and payment of             Mgmt          For                            For
       normal dividend of THB 2 per share; special
       dividend THB 1 per share

5.     Approve the distribution of the Director s bonus          Mgmt          For                            For
       and to inform the Directors  remuneration for
       year 2006

6.1    Re-elect Mr. Bodin Asavanich as a Director                Mgmt          For                            For

6.2    Re-elect Mr. Puntip Surathin as a Director                Mgmt          For                            For

6.3    Re-elect Mr. Maris Samaram as a Director                  Mgmt          For                            For

6.4    Re-elect Mr. Tiraphot Vajrabhaya as a Director            Mgmt          For                            For

6.5    Re-elect Mr. Pichai Chunhavajira as a Director            Mgmt          For                            For

7.     Approve the issuance of debentures and/or subordinated,   Mgmt          For                            For
       short-term, other types of debentures in the
       amount not exceeding THB 100,000 million or
       equivalent in any other foreign currency

8.     Appoint Deloitee Touche Tohmatsu Jaiyos as the            Mgmt          For                            For
       Auditors and approve to fix their remuneration

9.     Amend Clause 4 of the Memorandum of Association           Mgmt          For                            For
       in line with conversion of preferred shares

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REVISED        Non-Voting    No vote
       WORDINGS IN RESOLUTION 7. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 THE SWATCH GROUP AG, NEUENBURG                                                              Agenda Number:  700945148
--------------------------------------------------------------------------------------------------------------------------
        Security:  H83949133
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  CH0012255144
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS. THANK YOU.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 306645, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.1    Receive the 2005 annual report of the Board               Mgmt          For                            For
       of Directors

1.2    Receive the 2005 financial statements  balance            Mgmt          For                            For
       sheet, income statement and notes  and 2005
       consolidated financial statements

1.3    Receive Statutory Auditors report and report              Mgmt          For                            For
       of the Group Auditors

1.4    Approve the reports and the financial statements          Mgmt          For                            For

2.     Grant discharge to the Board of Directors                 Mgmt          For                            For

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 0.50 per registered share and CHF 2.50
       per bearer share

4.     Approve to reduce the share capital  adaptation           Mgmt          For                            For
       of Article 4 of the Statutes  from CHF 135,089,359.65
       to CHF 132,007,500.00

5.     Ratify PricewaterhouseCoopers AG as the Auditors          Mgmt          For                            For
       and approve the Group Auditors




--------------------------------------------------------------------------------------------------------------------------
 THE WHARF (HOLDINGS) LTD                                                                    Agenda Number:  700951165
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9551M108
    Meeting Type:  AGM
    Meeting Date:  29-May-2006
          Ticker:
            ISIN:  HK0004000045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statements of accounts            Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

3.A    Re-elect Mr. Peter K.C. Woo as a Director                 Mgmt          For                            For

3.B    Re-elect Mr. Stephen T.H. Ng as a Director                Mgmt          For                            For

3.C    Re-elect Ms. Doren Y.F. Lee as a Director                 Mgmt          For                            For

3.D    Re-elect Mr. Hans Michael Jebsen as a Director            Mgmt          For                            For

4.     Appoint KPMG as the Auditors of the Company               Mgmt          For                            For
       and authorize the Directors to fix their remuneration

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       the shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited or any other stock exchange
       on which the shares of the Company have been
       or may be listed and recognized by the Securities
       and Futures Commission under the Hong Kong
       Code on share repurchases for such purposes,
       subject to passing of this resolution, at such
       price as the Directors may at their discretion
       determine in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the issued
       share capital of the Company;  Authority expires
       the earlier of the conclusion of the AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by law

6.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding the aggregate
       of a) 20% of the aggregate nominal amount of
       the issued share capital of the Company at
       the date of passing of this resolution; plus
       b) the nominal amount of share capital repurchased
       up to 10% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing of this resolution ,
       otherwise than pursuant to a) any executive
       or employee Share Option or Incentive Scheme;
       or b) a rights issue; or c) any scrip dividend
       or similar arrangement of shares in lieu of
       the whole or part of a dividend on shares of
       the Company in accordance with the Articles
       of association of the Company ;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by law

7.     Authorize the Director of the Company, to allot,          Mgmt          For                            For
       issue and deal with any additional shares of
       the Company pursuant to ordinary Resolution
       6 as specified, by an amount representing the
       aggregate nominal amount of the share capital
       of the Company repurchased by the Company under
       the authority granted pursuant to ordinary
       Resolution 5 as specified, provided that such
       extended amount shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company at the date of passing
       this resolution




--------------------------------------------------------------------------------------------------------------------------
 TI AUTOMOTIVE LTD                                                                           Agenda Number:  700950707
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8859L101
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0030675291
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the reports of the Directors and Auditors           Mgmt          For                            For
       and the audited accounts for the YE 31 DEC
       2005

2.     Re-appoint Mr. Timothy M. Guerriero as a Director         Mgmt          For                            For
       of the Company

3.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company

4.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors




--------------------------------------------------------------------------------------------------------------------------
 TITAN CEMENT CO                                                                             Agenda Number:  700953892
--------------------------------------------------------------------------------------------------------------------------
        Security:  X90766126
    Meeting Type:  OGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  GRS074083007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Board of Directors and the Auditors           Mgmt          For                            For
       reports on the annual financial statements
       for the FY 2005

2.     Approve the annual financial statements, parent           Mgmt          For                            For
       and consolidated, for the FY 2005 and profits
       appropriation

3.     Grant discharge to the Board of Directors Members         Mgmt          For                            For
       and the Auditors from any liability for indemnity
       for the FY 2005

4.     Approve the Board of Directors remuneration               Mgmt          For                            For
       or emoluments

5.     Elect the Auditors, regular and substitute,               Mgmt          For                            For
       for the Company s financial audit for the year
       2006 and determine their fees

6.     Approve the liability insurance of Officers               Mgmt          For                            For

7.     Approve to purchase the Company s own shares,             Mgmt          For                            For
       common and preferential, via ATHEX, in accordance
       to Article 16 Paragraph 5 of the Code Law 2190/1920




--------------------------------------------------------------------------------------------------------------------------
 TOKYO ELECTRON LIMITED                                                                      Agenda Number:  700949425
--------------------------------------------------------------------------------------------------------------------------
        Security:  J86957115
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3571400005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 30, Directors  bonuses
       JPY 215,500,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       the Handling of Distribution of Surplus Earnings

3.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       the Conclusion of Liability-Limiting Contracts
       with Outside Directors and Outside Auditors

4.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Authority to Convene General Meeting of Shareholders
       and Board of Directors Meeting, and concerning
       the Chairman of Those Meetings

5.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications

6.1    Elect a Director                                          Mgmt          For                            *

6.2    Elect a Director                                          Mgmt          For                            *

6.3    Elect a Director                                          Mgmt          For                            *

6.4    Elect a Director                                          Mgmt          For                            *

6.5    Elect a Director                                          Mgmt          For                            *

6.6    Elect a Director                                          Mgmt          For                            *

6.7    Elect a Director                                          Mgmt          For                            *

6.8    Elect a Director                                          Mgmt          For                            *

6.9    Elect a Director                                          Mgmt          For                            *

6.10   Elect a Director                                          Mgmt          For                            *

6.11   Elect a Director                                          Mgmt          For                            *

7.     Approve Issuance of Share Acquisition Rights              Mgmt          For                            *
       as Stock Options

8.     Amend the Compensation to be received by Directors        Mgmt          For                            *

9.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 TOPDANMARK A/S                                                                              Agenda Number:  700928899
--------------------------------------------------------------------------------------------------------------------------
        Security:  K96213150
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  DK0010259530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

I.     Receive the report on the Company s activities            Mgmt          For                            For
       in the past year

II.    Receive the audited annual report signed by               Mgmt          For                            For
       the Board of Directors and the Board of Management

III.   Adopt the annual report and decision on the               Mgmt          For                            For
       application of profits according to the accounts
       as adopted

IV.1   Re-elect Mr. Joergen Aslev as a Director                  Mgmt          For                            For

IV.2   Re-elect Mr. Anders Knutsen as a Director                 Mgmt          For                            For

IV.3   Re-elect Mr. Jens Maaloe as a Director                    Mgmt          For                            For

IV.4   Re-elect Mr. Anette Sadolin as a Director                 Mgmt          For                            For

IV.5   Re-elect Mr. Knud Vest as a Director                      Mgmt          For                            For

IV.6   Elect Mr. Michael Pram Rasmussen as a new Director        Mgmt          For                            For

V.A    Amend the Article 6, Article11(3), Article 12(1),(5)      Mgmt          For                            For
       and Article 21(1) of the Articles of Association
       as specified; and remove Article 6 (2)

V.B    Approve the share capital be reduced by own               Mgmt          For                            For
       shares with a nominal value of DKK 7,000,000
       with subsequent cancellation of these shares;
       pursuant to Section 44(2), cf. Section 44a(1)
       of the Danish Companies Act, the purpose of
       the reduction in share capital is to pay the
       amount to the Company as the owner of the shares
       by transferring the amount from the Company
       s tied-up capital to its free reserves; and
       the consequential amendment to Article 3(1),
       First Sentence of the Articles of Association
       as specified

V.C    Authorize the Board of Directors to acquire               Mgmt          For                            For
       own shares for the purpose of ownership or
       security; the total of own shares held by the
       Company or its subsidiaries must not exceed
       10% of the share capital; the shares can be
       acquired at a minimum market price of DKK 105
       per share of DKK 100 each  i.e. a listed share
       price of DKK 10.5 per share of DKK 10 each
       and a maximum price of the market price plus
       than 10%;  Authority is valid until the next
       AGM in 2007

V.D    Authorize the Board of Directors to issue up              Mgmt          For                            For
       to 170,000 warrants for 2007 to the Company
       s Board of Management and other Executives
       on the terms specified and within the limits
       of relevant legislation

V.E    Approve to pay the annual remuneration to the             Mgmt          For                            For
       Board of Directors continued to be total of
       DKK 2,400,000 implying continued ordinary remuneration
       of DKK 200,000

VI.    Re-elect Deloitte, Statsautoriseret Revisionsaktieselskab Mgmt          For                            For
       as the Auditors

VII.   Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TOSHIBA CORPORATION                                                                         Agenda Number:  700947318
--------------------------------------------------------------------------------------------------------------------------
        Security:  J89752117
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3592200004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

2.13   Elect a Director                                          Mgmt          For                            *

2.14   Elect a Director                                          Mgmt          For                            *

3.     Approve Introduction of Countermeasures to Large-Scale    Other         Against                        *
       Acquisitions of the Company s Shares (Takeover
       Defense Measure)




--------------------------------------------------------------------------------------------------------------------------
 TOTAL SA, COURBEVOIE                                                                        Agenda Number:  700946710
--------------------------------------------------------------------------------------------------------------------------
        Security:  F92124100
    Meeting Type:  MIX
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  FR0000120271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296923 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

O.1    Receive the report of the Directors and the               Mgmt          For                            For
       Auditor s general report; approves the Company
       s financial statements and the balance sheet
       for the YE 31 DEC 2005

O.2    Approve the report of the Board of Directors              Mgmt          For                            For
       and the Statutory Auditors and the consolidated
       financial statements for the said FY

0.3    Approve that the income for the FY be appropriated        Mgmt          For                            For
       as follows: earnings for the FY: 4,142,954,352.00;
       available retained earnings: EUR 1,458,995,601.00;
       amount to be allocated: EUR 5,601,949,953.00;
       total dividend: EUR 4,005,393,598.00 retained
       earnings: EUR 1,596,556,355.00; the shareholders
       will receive a net dividend of EUR 6.48 per
       share of EUR 10.00 face value; the shareholders
       meeting reminds an interim dividend of EUR
       3.00, entitling natural persons domiciled in
       France to the 50 % allowance provided by the
       French Tax Code, was already paid on 24 NOV
       2005 and the remaining dividend of EUR 3.48
       will be paid on 18 MAY, 2006, and will entitle
       natural persons domiciled in France to the
       40% allowance provided by the French Tax Code

O.4    Authorize the Board of Directors to transfer              Mgmt          For                            For
       the amount of EUR 2,807,661,894.50 posted to
       the special reserve of long-term capital gains
       to the retained earnings account, in the event
       of an option exercise pursuant to Article 39
       of the amended Finance Law for the year 2004

O.5    Acknowledge the special report of the Auditors            Mgmt          For                            For
       on agreements governed by Article L.225-38
       of the French Commercial Code; and approve
       said report and the agreements referred to
       therein

O.6    Authorizes the Board of Directors, in supersession        Mgmt          For                            For
       of the fraction unused of the authorization
       granted by the combined shareholders  meeting
       of 17 MAY 2005 in its Resolution No. 5, to
       purchase or sell company s shares in connection
       with the implementation of a Stock Repurchase
       Plan, subject to the conditions described below:
       maximum purchase price: EUR 300.00 per share
       of a par value of EUR 10.00, maximum number
       of shares to be acquired: 10 % of the share
       capital, i.e. 27,262,297 shares of a par value
       of EUR 10.00; maximum funds invested in the
       share buybacks: EUR 8,178,689,100.00;  Authority
       expires at the end of 18 months ; to take all
       necessary measures and accomplish all necessary
       formalities this authorization

O.7    Appoint Ms. Anne Lauvergeon as a Director for             Mgmt          For                            For
       a 3-year period

O.8    Appoint Mr. Daniel Bouton as a Director for               Mgmt          For                            For
       a 3-year period

O.9    Appoint Mr. Bertrand Collomb as a Director for            Mgmt          For                            For
       a 3-year period

O.10   Appoint Mr. Antoine Jeancourt-Galignani as a              Mgmt          For                            For
       Director for a 3-year period

O.11   Appoint Mr. Michel Pebereau as a Director for             Mgmt          For                            For
       a 3-year period

O.12   Appoint Mr. Pierre Vaillaud as a Director for             Mgmt          For                            For
       a 3-year period

O.13   Appoint Mr. Christophe De Margerie as a Director          Mgmt          For                            For
       for a 3-year period

E.14   Acknowledge the Contribution Agreement based              Mgmt          For                            For
       on the spin-offs legal framework, established
       by private agreement on 15 MAR 2006, under
       which it is stated that Total S.A. shall grant
       its shares to Arkema in the Companies Arkema
       France, Societe De Development Arkema  S.D.A
       , Arkema Finance France, Mimosa and Arkema
       Europe holdings BV; and approve all the terms
       of the Contribution Agreement and the contribution
       of a net value of EUR 1,544,175,344.82 that
       will come into effect on its effective date
       in consideration for this contribution, Arkema
       will increase the share capital by a nominal
       amount of EUR 605,670,910.00, by the creation
       of 60,567,091 shares, according to an exchange
       ratio of 1 Arkema share against 10 Total S.A.
       shares the number of shares and the nominal
       amount of capital increase will be adjusted
       according to then number of Company shares
       entitled to the allocation of Arkema shares,
       as the amount of capital increase is equal
       to the number of Arkema shares allocated by
       the Company to its own shareholders multiplied
       by the par value of the Arkema share, within
       the limit of a maximum nominal amount of capital
       increase in consideration for the contribution
       of EUR 609,670,910.00 by way of issuing a maximum
       number of 60,967,091 new Arkema shares  these
       new shares will be assimilated in all respects
       to the existing shares, will be subject to
       the statutory provisions and will grant entitlement
       to any distribution of dividend as from 01
       Jan 2005; the Arkema shares contribution of
       EUR 1,544,175,344.82 shall count against the
       issuance and contribution premium account which
       amounted to EUR 34,563,052,123.17 and will
       amount to EUR 33,018,876,778.35; and to the
       Chairman of the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.15   Approve to reduce the nominal value of the shares         Mgmt          For                            For
       from EUR 10.00 to EUR 2.50; the number of exiting
       share will be multiplied by 4; authorize the
       Board of the Directors to all necessary measure;
       and amend Article 6

E.16   Amend Article 11-3 of the By-Laws: each Directors         Mgmt          For                            For
       shall hold at least 1,000 shares during his/her
       term of office

A.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Amend Article Number 11 of the Bylaws,
       as specified

B.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve to grant a second seat as
       an employee-shareholder to the Board of Total
       S.A




--------------------------------------------------------------------------------------------------------------------------
 TOYOTA MOTOR CORPORATION                                                                    Agenda Number:  932551888
--------------------------------------------------------------------------------------------------------------------------
        Security:  892331307
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2006
          Ticker:  TM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF PROPOSED APPROPRIATION OF RETAINED            Mgmt          For
       EARNINGS FOR THE FY2006 TERM

02     PARTIAL AMENDMENT OF THE ARTICLES OF INCORPORATION        Mgmt          For

03     ELECTION OF 26 DIRECTORS                                  Mgmt          For

04     ELECTION OF 3 CORPORATE AUDITORS                          Mgmt          For

05     ISSUE OF STOCK ACQUISITION RIGHTS WITHOUT CONSIDERATION   Mgmt          For
       TO DIRECTORS, MANAGING OFFICERS AND EMPLOYEES,
       ETC., OF TOYOTA MOTOR CORPORATION AND ITS AFFILIATES

06     ACQUISITION OF OWN SHARES                                 Mgmt          For

07     AWARD OF BONUS PAYMENTS TO RETIRING CORPORATE             Mgmt          Abstain
       AUDITORS, AND PAYMENT OF THE FINAL RETIREMENT
       BONUS TO DIRECTORS DUE TO THE ABOLISHMENT OF
       THE RETIREMENT BONUS SYSTEM FOR DIRECTORS

08     REVISION OF THE AMOUNT OF REMUNERATION FOR DIRECTORS      Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 UBS AG                                                                                      Agenda Number:  700905269
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8920M855
    Meeting Type:  OGM
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  CH0012032030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 292933, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, the Group and the              Mgmt          For                            For
       parent Company accounts for FY 2005 reports
       of the Group and the Statutory Auditors

2.     Approve the appropriation of the retained earnings,       Mgmt          For                            For
       dividend for FY 2005

3.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and the Group Executive Board

4.1.1  Re-elect Mr. Rolf A. Meyer as a Board Member              Mgmt          For                            For

4.1.2  Re-elect Mr. Ernesto Bertarelli as a Board Member         Mgmt          For                            For

4.2.1  Elect Mr. Gabrielle Kaufmann-Kohler as a Board            Mgmt          For                            For
       Member

4.2.2  Elect Mr. Joerg Wolle as a Board Member                   Mgmt          For                            For

4.3    Ratify Ernst & Young as the Auditors                      Mgmt          For                            For

4.4    Ratify BDO Visura as the Special Auditors                 Mgmt          For                            For

5.1    Approve the cancellation of shares repurchased            Mgmt          For                            For
       under the 2005/2006 Share Buyback Program

5.2    Approve the new Share Buy Back Program for 2006/2007      Mgmt          For                            For

5.3    Approve 1-time payout in the form of a par value          Mgmt          For                            For
       repayment

5.4    Approve the share split                                   Mgmt          For                            For

5.5.1  Amend Article 4 Paragraph 1 and Article 4A of             Mgmt          For                            For
       the Articles of Association

5.5.2  Approve the reduction of the threshold value              Mgmt          For                            For
       for agenda item requests  Article 12 Paragraph
       1 of the Articles of Association

6.     Approve to create conditional capital and amend           Mgmt          Against                        Against
       Article 4A Paragraph 2 of the Articles of Association

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF THE NAMES OF THE AUDITORS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UCB SA, BRUXELLES                                                                           Agenda Number:  700729380
--------------------------------------------------------------------------------------------------------------------------
        Security:  B93562120
    Meeting Type:  EGM
    Meeting Date:  15-Jul-2005
          Ticker:
            ISIN:  BE0003739530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No Action                      *
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Amend Article 34 of the Articles of Association           Mgmt          No Action
       to bring them into line with legal provisions
       relating to the calling of meetings

2.     Grant all necessary powers, including the right           Mgmt          No Action
       to delegate such powers, to various persons
       for the purpose of drawing up the final version
       of the Articles of Association

       PLEASE NOTE THAT THE MEETING HELD ON 14 JUN               Non-Voting    No Action                      *
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 15 JUL 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UCB SA, BRUXELLES                                                                           Agenda Number:  700980964
--------------------------------------------------------------------------------------------------------------------------
        Security:  B93562120
    Meeting Type:  OGM
    Meeting Date:  13-Jun-2006
          Ticker:
            ISIN:  BE0003739530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Receive the report from the Board of Directors            Non-Voting    No vote

2.     Receive the report from the Auditors                      Non-Voting    No vote

3.     Receive the annual consolidated accounts and              Mgmt          For                            For
       approve of the annual accounts of the FYE 31
       DEC 2005 and allocation of the profits and
       lossesincome

4.     Grant discharge to the Board of Directors                 Mgmt          Abstain                        Against

5.     Grant discharge to the Auditors                           Mgmt          Abstain                        Against

6.1    Approve to renew nomination of Mr. Karel Boone            Mgmt          For                            For
       to the Board of Directors

6.2    Approve to nominate Mr. Karel Boone as Independent        Mgmt          For                            For
       Director

6.3    Approve to renew nomination of Mr. Alan Blinken           Mgmt          For                            For
       to the Board of Directors

6.4    Approve to nominate Mr. Alan Blinken as Independent       Mgmt          For                            For
       Director

6.5    Approve to nominate Mr. Gaetan van de Werve               Mgmt          For                            For
       d  Immerseel to the Board of Directors

6.6    Approve to renew the nomination of Mr. Daniel             Mgmt          For                            For
       Goossns as the Auditor

6.7    Approve to renew the nomination of Mr. Emmanuelle         Mgmt          For                            For
       Attout as the Auditor

6.8    Approve the remuneration of the Auditors                  Mgmt          For                            For

7.     Approve the acquisition of own shares intended            Mgmt          For                            For
       for Executives Grade 6 and above of the UCB
       group (Articles 620 and 627 of the Companies
       Code) by the Company or its subsidiaries

8.     Approve the possibility of granting shares for            Mgmt          Abstain                        Against
       free to the Company personnel




--------------------------------------------------------------------------------------------------------------------------
 UCB SA, BRUXELLES                                                                           Agenda Number:  700980976
--------------------------------------------------------------------------------------------------------------------------
        Security:  B93562120
    Meeting Type:  EGM
    Meeting Date:  13-Jun-2006
          Ticker:
            ISIN:  BE0003739530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Amend Articles of Association                             Mgmt          For                            For

2.     Amend Articles of Association                             Mgmt          For                            For

3.     Grant authority to various people to execute              Mgmt          For                            For
       decisions




--------------------------------------------------------------------------------------------------------------------------
 UNI-CHARM CORP                                                                              Agenda Number:  701003939
--------------------------------------------------------------------------------------------------------------------------
        Security:  J94104114
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3951600000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          Abstain                        *
       System for Outside Auditors, Adopt Reduction
       of Liability System for Outside Directors ,
       Approve Minor     Revisions Related to the
       New Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, GENOVA                                                             Agenda Number:  700770781
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  MIX
    Meeting Date:  27-Jul-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 JUL 2005 AND THIRD CALL ON 29 JUL 2005.
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU

O.1    Approve to state the Internal Auditors  and               Mgmt          Abstain                        Against
       their Chairman s salary as per the Legislative
       Decree 231/2001

E.1    Approve the capital increase as per the Article           Mgmt          For                            For
       2441 comma 4 and 6 of the Italian Civil Code,
       for a maximum amount of EUR 2,343,642,931.00
       by issuing maximum No. 4,687,285,862 ordinary
       shares to be paid up through HVB, Bank of Austria
       and BPH and amend the Article 5 of the Bylaw

E.2    Amend the Article Bylaw                                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, MILANO                                                             Agenda Number:  700838608
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  15-Dec-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 DEC 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Appoint the Directors after having determined             Mgmt          For                            For
       how many they are to be for the 3 year term
       2006-2008; approve that their term will end
       in combination with the 2008 shareholders
       meeting call

2.     Approve to determine the Board of Directors               Mgmt          For                            For
       and the Executive Committee s salary for every
       future year in office as per Article 26 of
       the Bylaw, nevertheless for the internal Auditors
       and their President as per the Legislative
       Decree 231/01

3.     Grant authority for the purchase and sale of              Mgmt          For                            For
       own shares as per Article 2357-Ter of the Italian
       Civil Code




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, MILANO                                                             Agenda Number:  700917771
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING HELD ON 29 APR               Non-Voting    No vote
       2006 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 12 MAY 2006. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 02 MAY 2006. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

O.1    Receive the financial statements for the YE               Mgmt          For                            For
       31 DEC 2005, accompanied by reports by the
       Directors and the Independent Auditors, report
       by the Board of Statutory Auditors and the
       consolidated financial statements and the social
       and environmental report

O.2    Approve the allocation of net profit for the              Mgmt          For                            For
       year

O.3    Approve the Group Personnel long-term Incentive           Mgmt          For                            For
       Plan for 2006

E.1    Authorize the Board of Directors on 1 or more             Mgmt          For                            For
       occasions for a maximum period of 1 year starting
       from the date of shareholders  resolution,
       under the provisions of Section 2443 of the
       Italian Civil Code, to increase the share capital,
       with the exclusion of rights, as allowed by
       Section 2441.8 of the Italian Civil Code, for
       a maximum nominal amount of EUR 21,000,000
       to service the exercise of options to subscribe
       to up to 42,000,000 ordinary shares in Unicredito
       Italiano of par value EUR 0.50 each, to reserve
       for the executive personnel in the holding
       Company and the Group s Bank and Companies
       who hold positions of particular importance
       for the purposes of achieving the Group s overall
       objectives, consequently amend the Articles
       of Association

E.2    Authorize the Board of Directors on 1 or more             Mgmt          For                            For
       occasions for a maximum period of 5 years starting
       from the date of the shareholders  resolution,
       under the provisions of Section 2443 of the
       Italian Civil Code, to carry out a bonus capital
       increase, as allowed by the Section 2349 of
       the Italian Civil Code, for a maximum nominal
       amount of EUR 6,500,000 corresponding to up
       to 13,000,000 ordinary shares in Unicredito
       Italiano of par value EUR 0.50 each, to allocate
       to the executive personnel in the holding Company
       and the Group s Banks and Companies, who hold
       positions of particular importance for the
       purposes of achieving the Group s overall objectives,
       consequently amend the Articles of Association

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE AND REVISED NUMBERING. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNIFIED ENERGY SYS RUSSIA                                                                   Agenda Number:  701022256
--------------------------------------------------------------------------------------------------------------------------
        Security:  904688108
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  US9046881085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report of RAO UES of Russia            Mgmt          For                            For
       for 2005, annual accounting reporting, including
       the profit and loss statement  profit and loss
       account  and profit and loss allocation

2.     Approve the payment of dividends for year 2005            Mgmt          For                            For
       as follows: RUB 0.0574 per ordinary share and
       RUB 0.1939 per preferred share; payment should
       be made until 01 DEC 2006

3.     Approve the amendments and additions to the               Mgmt          For                            For
       Charter of RAO UES of Russia

4.     Approve the amendments to the internal regulations        Mgmt          For                            For
       of the Company governing the Articles of its
       Management bodies

5.     Approve the ZAO PriceWaterhouseCopers as the              Mgmt          For                            For
       Auditors of OAO RAO UES of Russia

       PLEASE NOTE THAT FOR THE BELOW RESOLUTION REGARDING       Non-Voting    No vote
       ELECTION OF DIRECTORS, YOU MAY VOTE THE SHARE
       AMOUNT CALCULATED BY MULTIPLYING YOUR RESPECTIVE
       SHARE POSITION BY THE NUMBER OF DIRECTORS THAT
       WILL BE ELECTED TO THE BOARD, WHICH IS 15 IN
       THIS CASE. PLEASE NOTE THAT STANDING INSTRUCTIONS
       HAVE BEEN REMOVED FOR THIS MEETING. THANK YOU.

6.1    Elect Mr. Abizov Mikhail Anatolievich as a Member         Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.2    Elect Mr. Androsov Kirill Gennadievich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.3    Elect Mr. Berezkin Grigoriy Victorovich as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.4    Elect Mr. Bugrov Andrey Evgenlevich as a Member           Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.5    Elect Mr. Voloshin Alexander Stalievich as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.6    Elect Mr. Gref German Oscarovich as a Member              Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.7    Elect Mr. Dementiev Andrey Vladimirovich as               Mgmt          For                            For
       a Member of the Board of Directors of RAO UES
       of Russia

6.8    Elect Mr. Medvedev Yuriy Mitrofanovich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.9    Elect Mr. Nikitin Gleb Sergeevich as a Member             Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.10   Elect Mr. Oganesian Sergey Aramovich as a Member          Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.11   Elect Mr. Pushkareva Olga Stanislavovna as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.12   Elect Mr. Rashevsky Vladimir Valerievich as               Mgmt          For                            For
       a Member of the Board of Directors of RAO UES
       of Russia

6.13   Elect Mr. Remes Ukha Seppo as a Member of the             Mgmt          For                            For
       Board of Directors of RAO UES of Russia

6.14   Elect Mr. Seleznev Kirill Gennadievich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.15   Elect Mr. Urinson Yakov Moiseevich as a Member            Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.16   Elect Mr. Hern David Alexander as a Member of             Mgmt          For                            For
       the Board of Directors of RAO UES of Russia

6.17   Elect Mr. Khristenko Victor Borisovich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.18   Elect Mr. Chubais Anatoly Borisovich as a Member          Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.19   Elect Mr. Sharonov Andrey Vladimirovich as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.20   Elect Mr. Yuzhanov Ilia Arturovich as a Member            Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

7.1    Elect Mr. Brzheziansky Stanislav Edmondovich              Mgmt          Abstain                        Against
       as a Member of the Revision Committee of RAO
       UES of Russia

7.2    Elect Mr. Bistrov Maksim Sergeevich as a Member           Mgmt          For                            For
       of the Revision Committee of RAO UES of Russia

7.3    Elect Mr. Myasnikov Victor Mikhailovich as a              Mgmt          Abstain                        Against
       Member of the Revision Committee of RAO UES
       of Russia

7.4    Elect Mr. Rumiantsev Sergey Yurievich as a Member         Mgmt          For                            For
       of the Revision Committee of RAO UES of Russia

7.5    Elect Mr. Samokhina Galina Evgenievna as a Member         Mgmt          For                            For
       of the Revision Committee of RAO UES of Russia

7.6    Elect Mr. Sannikov Aleksey Valerievich as a               Mgmt          Abstain                        Against
       Member of the Revision Committee of RAO UES
       of Russia

7.7    Elect Mr. Stefanenko Svetlana Mikhailovna as              Mgmt          Abstain                        Against
       a Member of the Revision Committee of RAO UES
       of Russia

8.     Approve the transaction  associated transactions          Mgmt          For                            For
       regarding the purchase of additional shares
       of OAO HydroWGC by OAO RAO UES of Russia, detailed
       in notice of AGM issued by OAO RAO UES of Russia

9.     Approve the transaction  associated transactions          Mgmt          For                            For
       regarding the purchase of additional shares
       of OAO FGC UES by OAO RAO UES of Russia, detailed
       in notice of AGM issued by OAO RAO UES of Russia




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700806699
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OGM
    Meeting Date:  13-Oct-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.     Approve the report Nedamtrust                             Mgmt          For                            For

3.a    Approve the further explanation of the desirability       Mgmt          For                            For
       of new trust office

3.b    Approve the introduction of the proposed Members          Mgmt          For                            For
       of the Board of the newly established foundation
       Stiching Administratiekantoor Unilever N.V.,
       the following persons: Mr. J.H. Schraven  Chairman),
       Mr. P.P. e Koning, Mr. Prof. Dr. L. Koopmans
       and Mr. A.A. Olijslager

3.c    Approve the confidence in this Board                      Mgmt          For                            For

4.     Approve the newly established foundation Stichting        Mgmt          For                            For
       Administratiekantoor Unilever N.V. as another
       trust office within the meaning of Article
       18 Paragraph 1 of the applicable conditions
       of administration dated 06 MAY 1999

5.     Questions                                                 Mgmt          For                            For

6.     Closing                                                   Non-Voting    No vote

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 261283 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700915967
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  AGM
    Meeting Date:  08-May-2006
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 01 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Consideration of the Annual Report for the 2005           Non-Voting    No vote
       financial year submitted by the Board of Directors
       and the report of the Remuneration Committee

2.     Adoption of the Annual Accounts and appropriation         Mgmt          For                            For
       of the profit for the 2005 financial year

3.     Discharge of the Executive Directors                      Mgmt          For                            For

4.     Discharge of the Non-Executive Directors                  Mgmt          For                            For

5.A    Share equalisation. Alterations I (euro conversion)       Mgmt          For                            For
       and II (ordinary shares  share split and dematerialisation)
       to the Articles of Association. Amendment of
       the Equalisation Agreement

5.B    Board nomination procedure. Alteration III to             Mgmt          For                            For
       the Articles of Association

5.C    Alignment of dividend generating capacity and             Mgmt          For                            For
       dividend entitlements. Amendment of the Deed
       of Mutual Covenants. Designation of authorized
       representatives

6.A    Appoint Mr. P.J. Cescau as an Executive Director          Mgmt          For                            For

6.B    Appoint Mr. C.J. van der Graaf as an Executive            Mgmt          For                            For
       Director

6.C    Appoint Mr. R.D. Kugler as an Executive Director          Mgmt          For                            For

6.D    Appoint Mr. R.H.P. Markham as an Executive Director       Mgmt          For                            For

7.A    Appoint Mr. A. Burgmans as a Non-Executive Director       Mgmt          For                            For

7.B    Appoint Rt. Hon. The Lord Brittan of Spennithorne         Mgmt          For                            For
       as a Non-Executive Director

7.C    Appoint Rt. Hon. The Baroness Chalker of Wallasey         Mgmt          For                            For
       QC, DL as a Non-Executive Director

7.D    Appoint Professor W. Dik as a Non-Executive               Mgmt          For                            For
       Director

7.E    Appoint The Lord Simon of Highburry CBE as a              Mgmt          For                            For
       Non-Executive Director

7.F    Appoint Mr. J. van der Veer as a Non-Executive            Mgmt          For                            For
       Director

7.G    Appoint Mr. C.E. Golden as a Non-Executive Director       Mgmt          For                            For

7.H    Appoint Dr. B.E. Grote as a Non-Executive Director        Mgmt          For                            For

7.I    Appoint Mr. J-C. Spinetta as a Non-Executive              Mgmt          For                            For
       Director

7.J    Appoint Mr. K.J. Storm as a Non-Executive Director        Mgmt          For                            For

8.     Remuneration of the Non-Executive Directors               Mgmt          For                            For

9.     Appointment of Auditors charged with the auditing         Mgmt          For                            For
       of the Annual Accounts for the 2006 financial
       year

10.    Designation of the Board of Directors as the              Mgmt          Against                        Against
       company body authorized in respect of the issue
       of shares in the Company

11.    Authorization of the Board of Directors to purchase       Mgmt          For                            For
       shares in the Company and depositary receipts
       therefore

12.    Questions                                                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700917000
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  MIX
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and the accounts for the               Mgmt          For                            For
       YE 31 DEC 2005

2.     Approve the Directors remuneration report for             Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend of 13.54 pence per               Mgmt          For                            For
       ordinary share

4.     Re-elect Mr. Patrick J. Cescau as a Director              Mgmt          For                            For

5.     Re-elect Mr. C. J. van der Graff as a Director            Mgmt          For                            For

6.     Re-elect Mr. Ralph D. Kugler as a Director                Mgmt          For                            For

7.     Re-elect Mr. Ruby H.P. Markham as a Director              Mgmt          For                            For

8.     Re-elect Mr. Antony Burgmans as a Director                Mgmt          For                            For

9.     Re-elect Rt Hon The Lord Brittan of Spennithorne          Mgmt          For                            For
       QC, DL as a Director

10.    Re-elect Rt Hon The Baroness Chalker of Wallasey          Mgmt          For                            For
       as a Director

11.    Re-elect Professor Wim Dik as a Director                  Mgmt          For                            For

12.    Re-elect The Lord Simon of Highbury as a Director         Mgmt          For                            For

13.    Re-elect Mr. Jeroen van der veer as a Director            Mgmt          For                            For

14.    Elect Mr. Charles E. Golden as a Director                 Mgmt          For                            For

15.    Elect Dr. Byron Grote as a Director                       Mgmt          For                            For

16.    Elect Mr. Jean-Cyrill Spinetta as a Director              Mgmt          For                            For

17.    Elect Mr. Kornelis J. Storm as a Director                 Mgmt          For                            For

18.    Re-appoint PricewaterhouseCoopers LLP as Auditors         Mgmt          For                            For
       of the Company

19.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

20.    Authorize the Directors to issue of equity or             Mgmt          For                            For
       equity-linked securities with pre-emptive rights
       up to aggregate nominal amount of GBP 13,450,000

21.    Authorize the Directors to issue of equity or             Mgmt          For                            For
       equity-linked securities without pre-emptive
       rights up to aggregate nominal amount of GBP
       2,000,000

22.    Authorize the Comapny to make market purchases            Mgmt          For                            For
       for 290,000,000 ordinary shares

23.    Grant authority to align the dividend generating          Mgmt          For                            For
       capacity and the dividend entitlements

24.    Amend the deed of Mutual Covenants                        Mgmt          For                            For

25.    Approve the sub-dividend of ordinary shares               Mgmt          For                            For
       into intermediate ordinary shares, the consolidation
       of unissued intermediate ordinary shares into
       unissued new ordinary shares and of the issued
       intermediate ordinary shares into new ordinary
       shares; amend the Articles of Association and
       amend the Deposit Agreement

26.    Amend the Articles of Association regarding               Mgmt          For                            For
       Board Nomination Procedures

27.    Approve to increase the remuneration of Non-Executive     Mgmt          For                            For
       Directors to GBP 1,500,000

       PLEASE NOTE THAT THIS IS AN ANNUAL GENERAL MEETING.       Non-Voting    No vote
       THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE.  IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700922481
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  EGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A CLASS MEETING. THANK           Non-Voting    No vote
       YOU.

1.     Amend the Equalisation Agreement                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 UPM-KYMMENE CORP                                                                            Agenda Number:  700871141
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518S108
    Meeting Type:  AGM
    Meeting Date:  22-Mar-2006
          Ticker:
            ISIN:  FI0009005987
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve the action on profit or loss Board s              Mgmt          For                            For
       proposal to pay a dividend of EUR 0.75 per
       share

1.3    Grant discharge from liability                            Mgmt          Against                        Against

1.4    Approve the remuneration of the Board Members             Mgmt          Abstain                        Against

1.5    Approve the remuneration of the Auditor(s)                Mgmt          Abstain                        Against

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Appoint the Auditor(s)                                    Mgmt          For                            For

2.     Approve  to reduce the share capital                      Mgmt          For                            For

3.     Authorize the Board to buy back of the Company            Mgmt          For                            For
       s own shares

4.     Authorize the Board to decide on the disposal             Mgmt          Against                        Against
       of the own shares

5.     Authorize the Board to decide on increasing               Mgmt          Against                        Against
       the share capital by issuing new shares and/or
       taking convertible bond loan

6.     Approve to donate to cultural foundation to               Mgmt          For                            For
       be established




--------------------------------------------------------------------------------------------------------------------------
 VEDIOR NV, AMSTERDAM                                                                        Agenda Number:  700942142
--------------------------------------------------------------------------------------------------------------------------
        Security:  N9202Y107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  NL0000390854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action                      *
       ID 299928 DUE TO CHANGE IN VOTING STATUS OF
       RESOLUTION 9. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action                      *
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 25 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening                                                   Non-Voting    No Action                      *

2.A    2005 report of the Management Board and preceding         Non-Voting    No Action                      *
       advice by the Supervisory Board

2.B    2005 report of the Administration Office for              Non-Voting    No Action                      *
       ordinary shares Vendor

2.C    Adopt the 2005 annual accounts                            Mgmt          No Action

2.D    Dividend policy                                           Mgmt          No Action

2.E    Approve to pay a dividend                                 Mgmt          No Action

3.A    Grant discharge to the Members of the Board               Mgmt          No Action
       of Management for the management

3.B    Grant discharge to the Members of the Supervisory         Mgmt          No Action
       Board for the supervision thereof

4.     Corporate Governance                                      Non-Voting    No Action                      *

5.A    Approve to extend the authority of the Management         Mgmt          No Action
       Board to issue shares

5.B    Approve to extend the authority of the Management         Mgmt          No Action
       Board to restrict or exclude the pre-emptive
       right to any issue of ordinary shares

6.     Grant authority to purchase  depository receipts          Mgmt          No Action
       for  the Company s own shares

7.A    Appoint Mr. Giscard D Estaing as a Member of              Mgmt          No Action
       the Supervisory Board

7.B    Appoint Ms. Hodson as a Member of the Supervisory         Mgmt          No Action
       Board

8.     Re-appoint Mr. Salle as a Member of the Board             Mgmt          No Action
       of Management

9.     Any other business                                        Non-Voting    No Action                      *

10.    Closing                                                   Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 VEOLIA ENVIRONNEMENT, PARIS                                                                 Agenda Number:  700919066
--------------------------------------------------------------------------------------------------------------------------
        Security:  F9686M107
    Meeting Type:  EGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  FR0000124141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Approve the report of the Chairman of the Board           Mgmt          For                            For
       of Directors on the Board works and the internal
       audit procedures, the Management of the Board
       of Directors  and the Auditors  general report,
       and the company s financial statements and
       the balance sheet for the year 2005, as presented

O.2    Approve the consolidated financial statements             Mgmt          For                            For
       for the said FY, in the form presented to the
       meeting

O.3    Approve the charges and expenses governed by              Mgmt          For                            For
       Article 39-4 of the French General Tax Code
       of EUR 2,250,785.00

O.4    Approve the recommendations of the Board of               Mgmt          For                            For
       Directors and resolves that the available income
       be appropriated as follows: earnings for the
       FY: EUR 388,429,495.00 prior retained earnings:
       EUR 699,982,668.00 i.e. an amount of: EUR 1,088,412,163.00 allocated to: legal reserve: EUR 19,421,475.00
       dividend: EUR 333,100,009.00 retained earnings:
       EUR 735,890,679.00 the shareholders will receive
       a net dividend of EUR 0.85 per share for each
       of the 391,882,364 shares entitled to the dividend,
       and will entitle to the 40% allowance and to
       a basic allowance, the dividend will be paid
       on 29 MAY 2006

O.5    Approve, pursuant to Article 39 of the amended            Mgmt          For                            For
       finance law for 2004, to transfer the balance
       of EUR 118,824,052.00 posted to the special
       reserve of long-term capital gains to the ordinary
       reserve account; the special tax resulting
       from this transfer amounts to EUR 2,970,601.00.
       after these transactions, the ordinary reserve
       account will amount to EUR 343,226,042.00

O.6    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.7    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.8    Appoint Mr. Daniel Bouton as a Director for               Mgmt          For                            For
       a 6 year period

O.9    Appoint Mr. Jean-Francois Dehecq as a Director            Mgmt          For                            For
       for a 6 year period

O.10   Appoint Mr. Jean-Marc Espalioux as a Director             Mgmt          For                            For
       for a 6 year period

O.11   Appoint Mr. Paul Louis Girardot as a Director             Mgmt          For                            For
       for a 6 year period

O.12   Appoint Mr. Serge Michel as a Director for a              Mgmt          For                            For
       6 year period

O.13   Appoint Mr. Georges Ralli as a Director for               Mgmt          For                            For
       a 6-year period

O.14   Appoint Mr. Murray Stuart for a 6 year period             Mgmt          For                            For

O.15   Approve the total annual fees of EUR 770,000.00           Mgmt          For                            For
       to the Board of Directors Members

O.16   Authorize the Board of Directors to buy or buy            Mgmt          For                            For
       back the Company s shares on the open market,
       subject to the conditions described as fallows:
       maximum purchase price: EUR 60.00, maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 40,787,261 shares, maximum
       funds invested in the share buybacks: EUR 1,500,000,000.00;
       Authority expires at the end of 18-months
       ; it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.17   Authorize the Board of Directors, in order to             Mgmt          For                            For
       increase the share capital, in one or more
       occasions, in France or abroad, by way of issuing,
       with preferred subscription rights maintained,
       shares or securities giving access to the capital,
       to be subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing reserves,
       profits or premiums; the maximal nominal amount
       of capital increases to be carried out under
       this delegation of authority shall not exceed
       EUR 1,000,000,000.00; it is worth noting that
       the overall maximum nominal amount of capital
       increases which may be carried out under this
       delegation of authority and the ones of Resolutions
       18, 19, 20, 21, 22, 23, 24 and 25 is set at
       EUR 2,220,000,000.00;  Authority expires at
       the end of 26-months  it supersedes, eventually,
       the fraction unused of any and all earlier
       delegations to the same effect; and to take
       all necessary measures and accomplish all necessary
       formalities

E.18   Authorize the Board of Directors in order to              Mgmt          Against                        Against
       increase the share capital, in one or more
       occasions, in France or abroad, by way of a
       public offering, through issuance, without
       preferred subscription rights, of shares or
       securities giving access to the capital or
       securities giving right to the allocation of
       debt securities, to be subscribed either in
       cash or by the offsetting of debts, or by way
       of capitalizing reserves, profits or premiums;
       these securities may be issued in consideration
       for securities tendered in a public exchange
       offer carried out in France or Abroad on securities
       complying with the conditions of Article L.225-148
       of the French Commercial Code; the maximal
       nominal amount of capital increases to be carried
       out under this delegation of authority shall
       not exceed EUR 400,000,000.00  Authority expires
       at the end of 26 months

E.19   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, in one or more occasions,
       to a maximum nominal amount of EUR 370,000,000.oo
       by way of capitalizing reserves, profits, premiums
       or other means, provided that such capitalization
       is allowed by law and under the By-Laws, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods;  Authority expires at the end
       of 26-months ; and to take all necessary measures
       and accomplish all necessary formalities

E.20   Authorize the Board of Directors may decide               Mgmt          For                            For
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase with preferential
       subscription right of shareholders, at the
       same price as the initial issue; within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.21   Authorize the Board op Directors may decide               Mgmt          Against                        Against
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase without preferential
       subscription right of shareholders, at the
       same price as the initial issue, within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.22   Approve the Board of Directors to increase the            Mgmt          Against                        Against
       share capital up to 10% of the share capital
       in consideration for the contribu11ons in kind
       granted to the company and comprised of capital
       securities or securities giving access to share
       capital;  authority expires at the end of 26-months
       it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect

E.23   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing, without preferred subscription
       rights; shares or securities giving access
       to the capital, in favor of the Members of
       one or several Company savings plans;  Authority
       expires at the end of 26-months ; and for an
       amount that shall not exceed EUR 15,000,000.00
       if supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.24   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, to employees and
       eventually, Corporate Officers of the Company
       and related the Companies, options giving the
       right either to subscribe for new shares in
       the Company to be issued through a share capital
       increase; or to purchase existing shares purchased
       by the company, it being provided that the
       options shall not give rights to a total number
       of shares, which shall exceed 1% of the share
       capital;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.25   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, on one or more occasions, existing or
       future shares, in favor of the employees of
       the Company and related Companies and, or Corporate
       Officers or some of them, they may not represent
       more than 0.50% of the share capital;  Authority
       expires at the end of 26-months ; and to take
       all necessary measures and accomplish all necessary
       formalities

E.26   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on one or more occasions, by
       canceling all or part of self-held shares in
       accordance with Articles L.225-209 ET SEQ of
       the French Commercial Code, up to a maximum
       of 10% of the share capital over a 24-month
       period;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.27   Grant all power to the bearer of an original              Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       11 MAY 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 VIVENDI UNIVERSAL                                                                           Agenda Number:  700907883
--------------------------------------------------------------------------------------------------------------------------
        Security:  F7063C114
    Meeting Type:  MIX
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  FR0000127771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.The following
       applies to Non-Resident Shareowners: Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 284584 DUE TO CHANGE IN NUMBER OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

E.1    Approve to change the Company s Corporate name            Mgmt          For                            For
       and amend Article 1  form-Corporate name-legalization-term of the By-Laws as follows: the Corporate name
       is Vivendi, replacing Vivendi Universal

O.2    Receive the report of the Executive Committee             Mgmt          For                            For
       and the Auditors  one and approve the Company
       s financial statements and the balance sheet
       for the YE in 2005, as presented

O.3    Receive the reports of the Executive and the              Mgmt          For                            For
       Auditors  and approve the consolidated financial
       statements for the said FY, in the form presented
       in the meeting

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by the Article L. 225-86
       of the French Commercial Code and approve the
       agreements referred to therein

O.5    Approve the recommendation of the Executive               Mgmt          For                            For
       Committee and resolve the distributable income
       for the FY be appropriated as follows: origins
       income for the FY: EUR 6,675,241,474.31, prior
       retained earnings: EUR 5,110,752,302.45, total:
       EUR 11,785,993,776.76, allocation legal reserve:
       EUR 248,892,162.85, total dividend: EUR 1,146,735,727.00,
       retained earnings: EUR 10,390,365,886.91; the
       shareholders will receive a net dividend of
       EUR 1.00 per share and will entitle natural
       persons to the 40% allowance; this dividend
       will be paid on 04 MAY 2006 as required by
       the Law

O.6    Approve to renew the appointment of Mr. Fernando          Mgmt          For                            For
       Falco Y Fernandez De Cordova as a Member of
       the Supervisory Board for a 4-year period

O.7    Approve to renew the appointment of Mr. Gabriel           Mgmt          For                            For
       Hawawini as a Member of the Supervisory Board
       for a 4-year period

O.8    Approve to renew the appointment of Company               Mgmt          For                            For
       Barbier Frinault Et Autres as a Statutory Auditor
       for a 6-year period

O.9    Appoint the Company Auditex as a Deputy Auditor           Mgmt          For                            For
       for a 6-year period by replacing Mr. Maxime
       Petiet

O.10   Authorize the Executive Committee to buyback              Mgmt          For                            For
       the Company s shares on the open market in
       on or several times, including in a period
       of a public offer, subject to the conditions
       described below: maximum purchase price: EUR
       35.00, maximum number of shares to be acquired:
       10% of the share capital, total funds invested
       in the share buybacks: EUR 2,980,000,000.00;
       Authority expires at the end of 18 months
       and approve to delegate all powers to the
       Executive Committee to take all necessary measures
       and accomplish all necessary formalities; and
       this authorization supersedes, for the remaining
       period, the one granted by the Shareholders
       meeting of 28 APR 2005

O.11   Authorize the Executive Committee to reduce               Mgmt          For                            For
       the share capital, on one or more occasion
       and at its sole discretion, by canceling all
       or part of the shares held by the Company in
       connection with a stock repurchase plan, up
       to a maximum of 10% of the share capital over
       a 24 month period; and approve to delegate
       all powers to the Executive Committee to take
       all necessary measures and accomplish all necessary
       formalities

O.12   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by the Law




--------------------------------------------------------------------------------------------------------------------------
 VODAFONE GROUP PLC NEW                                                                      Agenda Number:  700766249
--------------------------------------------------------------------------------------------------------------------------
        Security:  G93882101
    Meeting Type:  AGM
    Meeting Date:  26-Jul-2005
          Ticker:
            ISIN:  GB0007192106
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and financial         Mgmt          For                            For
       statements for the year ended 31 MAR 2005

2.     Re-elect Lord MacLaurin of Knebworth, DL, as              Mgmt          For                            For
       a Director of the Company who retires voluntarily

3.     Re-elect Mr. Paul Hazen as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

4.     Re-elect Mr. Arun Sarin as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

5.     Re-elect Sir Julian Horn-Smith as a Director              Mgmt          For                            For
       of the Company, who retires voluntarily

6.     Re-elect Mr. Peter Bamford as a Director of               Mgmt          For                            For
       the Company, who retires voluntarily

7.     Re-elect Mr. Thomas Geitner as a Director of              Mgmt          For                            For
       the Company, who retires voluntarily

8.     Re-elect Dr. Michael Boskin as a Director of              Mgmt          For                            For
       the Company, who retires in accordance with
       the Company's Articles of Association

9.     Re-elect Mr. Lord Broers as a Director of the             Mgmt          For                            For
       Company, who retires voluntarily

10.    Re-elect Mr. John Buchanan as a Director of               Mgmt          For                            For
       the Company, who retires voluntarily

11.    Re-elect Mr. Penny Hughes as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

12.    Re-elect Professor Jurgen Schrempp as a Director          Mgmt          For                            For
       of the Company, who retires voluntarily

13.    Re-elect Mr. Luc Vandevelde as a Director of              Mgmt          For                            For
       the Company, who retires voluntarily

14.    Elect Sir John Bond as a Director of the Company,         Mgmt          For                            For
       who retires in accordance with the Company's
       Articles of Association

15.    Elect Mr. Andrew Halford as a Director of the             Mgmt          For                            For
       Company

16.    Declare a final dividend recommended by the               Mgmt          For                            For
       Directors of 2.16p per ordinary share for the
       year ended 31 MAR 2005 payable on the ordinary
       shares of the Company to all members whose
       names appeared on the Register of Members on
       03 JUN 2005 and that such dividend be paid
       on 05 AUG 2005

17.    Approve the remuneration report of the Board              Mgmt          For                            For
       for the year ended 31 MAR 2005

18.    Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       to the Company until the next AGM

19.    Authorize the Audit Committee to determine the            Mgmt          For                            For
       remuneration of the Auditors

20.    Authorize the Company and any Company which               Mgmt          For                            For
       is or becomes a subsidiary of the Company during
       the period to which this Resolution relates,
       for the purposes of Part XA of the Companies
       Act 1985 to: i) make Donations to EU Political
       Organizations not exceeding GBP 50,000 in total;
       and ii) to incur EU Political Expenditure not
       exceeding GBP 50,000 in total, during the period
       ending on the date of the Company's AGM in
       2006; for the purposes of this Resolution,
       the expressions 'Donations', 'EU Political
       Organizations' and 'EU Political Expenditure'
       have the meanings set out in Part XA of the
       Companies Act 1985  as amended by the Political
       Parties, Elections and Referendums Act 2000

21.    Approve to renew the authority conferred on               Mgmt          For                            For
       the Directors by Article 16.2 of the Company's
       Articles of Association for this purpose: the
       Section 80 amount be USD 900,000,000; and the
       prescribed period be the period ending on the
       date of the AGM in 2006 or on 26 OCT 2006,
       whichever is the earlier

S.22   Approve, subject to the passing of Resolution             Mgmt          For                            For
       21, to renew the power conferred on the Directors
       by Article 16.3 of the Company's Articles of
       Association for the prescribed period specified
       in Resolution 21 and for such period the Section
       89 amount be USD 320,000,000 with such amount
       including the sale of ordinary shares held
       in treasury

S.23   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  as defined in Section 163 of that
       Act  of ordinary shares of USD 0.10 each in
       the capital of the Company provided that: the
       maximum aggregate number of ordinary shares
       which may be purchased is 6,400,000,000; the
       minimum price which may be paid for each ordinary
       share is USD 0.10; the maximum price  excluding
       expenses  which may be paid for any ordinary
       share is an amount equal to 105% of the average
       of the middle market quotation of the Company's
       ordinary shares as derived from the Official
       List of the London Stock Exchange for the five
       business days immediately preceding the day
       on which such share is contracted to be purchased;
       and this authority shall expire at the conclusion
       of the AGM of the Company held in 2006 or on
       26 OCT 2006, whichever is the earlier, unless
       such authority is renewed prior to that time
       except in relation to the purchase of ordinary
       shares the contract for which was concluded
       before the expiry of such authority and which
       might be executed wholly or partly after such
       expiry

S.24   Approve that the Company's Memorandum of Association      Mgmt          For                            For
       be amended to add the following object 24:
       "(24) To provide a Director with funds to meet
       reasonable expenditure incurred or to be incurred
       by him in defending any civil or criminal proceedings,
       or in connection with any application under
       those provisions of the Companies Act 1985
       referred to in section 337A of that Act, and
       to do anything to enable a Director to avoid
       incurring such reasonable expenditure, to the
       extent permitted by law.'; and the following
       additional bullet point be added to Article
       110.2 to allow Directors to vote on the issue
       of indemnification and funding of Directors'
       defence costs: 'any proposal relating to: (i)
       the granting of an indemnity to Directors;
       or (ii) the funding of reasonable expenditure
       by one or more Directors in defending civil
       or criminal proceedings, or in connection with
       any application under the provisions of the
       Companies Act 1985 referred to in Section 337A(2)
       of that Act; or (iii) the doing of anything
       to enable such a Director or Directors to avoid
       incurring such expenditure, by the Company
       or any of its subsidiary undertakings.'; and
       that Article 152.2 of the Company's Articles
       of Association be amended to read as follows:
       'So far as the Companies Acts allow, the Secretary
       and other officers of the Company are exempted
       from any liability to the Company where that
       liability would be covered by the indemnity
       in Article 152.1.' and that the following Article
       152.3 be inserted into the Company's Articles
       of Association; 'So far as the Companies Acts
       allow, the Company or any of its subsidiary
       undertakings may: (i) provide a Director with
       funds to meet expenditure incurred or to be
       incurred by him in defending any civil or criminal
       proceedings, or in connection with any application
       under the provisions of the Companies Act 1985
       referred to in Section 337A(2) of that Act;
       and (ii) may do anything to enable a Director
       to avoid incurring such expenditure, but so
       that the terms set out in Section 337A(4) of
       that Act shall apply to any such provision
       of funds or other things done'

25.    Approve the Vodafone Global Incentive Plan                Mgmt          For                            For
       the "Plan"  and authorize the Directors to
       take all actions that they consider necessary
       or desirable to implement and establish the
       Plan; and to implement and establish further
       plans based on the Plan modified to take account
       of local tax, exchange controls or securities
       laws in overseas territories, provided that
       any shares made available under such further
       plans are treated as counting against any limits
       on individual or overall participation under
       the Plan




--------------------------------------------------------------------------------------------------------------------------
 VOLKSWAGEN AG                                                                               Agenda Number:  932462055
--------------------------------------------------------------------------------------------------------------------------
        Security:  928662303
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  VLKAY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     RESOLUTION ON THE APPROPRIATION OF THE NET PROFIT         Mgmt          For                            For
       OF VOLKSWAGEN AG

03     RESOLUTION ON FORMAL APPROVAL OF THE ACTIONS              Mgmt          For                            For
       OF THE MEMBERS OF THE BOARD OF MANAGEMENT FOR
       FISCAL YEAR 2005

04     RESOLUTION ON FORMAL APPROVAL OF THE ACTIONS              Mgmt          For                            For
       OF THE MEMBERS OF THE SUPERVISORY BOARD FOR
       FISCAL YEAR 2005

05     ELECTION OF MEMBERS OF THE SUPERVISORY BOARD              Mgmt          For                            For

06     RESOLUTION ON THE CREATION OF AUTHORIZED CAPITAL          Mgmt          For                            For
       AND THE CORRESPONDING AMENDMENT TO THE ARTICLES
       OF ASSOCIATION

07     RESOLUTION ON THE AUTHORIZATION TO PURCHASE               Mgmt          For                            For
       AND UTILIZE OWN SHARES

08     ELECTION OF THE AUDITORS FOR FISCAL YEAR 2006             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 WAL-MART DE MEXICO SA DE CV, MEXICO                                                         Agenda Number:  700875555
--------------------------------------------------------------------------------------------------------------------------
        Security:  P98180105
    Meeting Type:  MIX
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  MXP810081010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Approve the report of the Administrative Council          Mgmt          For                            For

O.2    Approve the report of the Auditory Committee              Mgmt          For                            For

O.3    Approve the Commissioners report                          Mgmt          For                            For

O.4    Approve the document of financial information             Mgmt          For                            For
       that correspond to FY from 01 JAN 2005 to 31
       DEC 2005

O.5    Approve the report on the repurchase of shares            Mgmt          For                            For
       account

E.6    Approve the project to cancel 201,523,800 Company         Mgmt          For                            For
       shares, that are currently held in treasure

E.7    Approve the project to reform Clause 5 of the             Mgmt          For                            For
       Company Bylaws, in virtue of the adjustment
       that were made between the fix and variable
       capital

O.8    Approve the project to allocate the profits               Mgmt          For                            For

O.9    Approve the dividend to be paid at the option             Mgmt          For                            For
       of this shareholder, as a cash dividend of
       MXN 0.38 per share, or as a stock dividend
       at a ratio to be determined based on the closing
       price of series on 22 MAR 2006, the proposed
       pay date of this dividend is 07 APR 2006

O.10   Approve the increase of the Company s variable            Mgmt          For                            For
       capital, through the issuance of up to 164,272,409
       common shares, to be used exclusively for the
       payment of the stock dividend, the increase
       of capital will be up to maximum 3,285,448,180;
       all shares that are not subscribed as part
       of the dividend payment will be cancelled;
       the increase in capital will also be cancelled
       in proportion with the shares cancelled

O.11   Approve the employee stock purchase report                Mgmt          For                            For

O.12   Approve the Wal-Mart of Mexico Foundations                Mgmt          For                            For
       report

O.13   Ratify the performance of the Administrative              Mgmt          For                            For
       Council during the FY beginning on 01 JAN 2005
       and ending on 31 DEC 2005

O.14   Elect or ratify the Members of the Administrative         Mgmt          For                            For
       Council

O.15   Approve the minutes of the meeting                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 WESFARMERS LTD                                                                              Agenda Number:  700816955
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q95870103
    Meeting Type:  AGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  AU000000WES1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Non-Voting    No vote
       and the reports of the Directors and of the
       Auditors for the YE 30 JUN 2005

2ai    Re-elect Mr. T.R. Eastwood as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with the
       Company s Constitution

2aii   Re-elect Mr. R.D. Lester as a Director, who               Mgmt          For                            For
       retires by rotation in accordance with the
       Company s Constitution

2aiii  Re-elect Mr. G.T. Tilbrook as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with the
       Company s Constitution

2.b    Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 WESTFIELD GROUP, SYDNEY NSW                                                                 Agenda Number:  700918999
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97062105
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  AU000000WDC7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s financial statements and            Non-Voting    No vote
       the reports for the YE 31 DEC 2005

2.     Approve the Company s remuneration report for             Mgmt          For                            For
       the YE 31 DEC 2005

3.     Re-elect Mr. David M. Gonski AO as a Director             Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

4.     Re-elect Mr. Stephen P. Johns as a Director               Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

5.     Re-elect Mr. Steven M. Lowy as a Director of              Mgmt          For                            For
       the Company, who retires by rotation in accordance
       with the Company s Constitution

6.     Re-elect Mr. Carla M. Zampatti AM as a Director           Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution




--------------------------------------------------------------------------------------------------------------------------
 WESTPAC BANKING CORP                                                                        Agenda Number:  700835044
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97417101
    Meeting Type:  AGM
    Meeting Date:  15-Dec-2005
          Ticker:
            ISIN:  AU000000WBC1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial report, the Directors        Non-Voting    No vote
       report and the audit report of the Westpac
       for the YE 30 SEP 2005

2.a    Re-elect Mr. Leonard Andrew Davis as a Director,          Mgmt          For                            For
       who retires in accordance with Articles 9.2
       and 9.3 of the Constitution

2.b    Re-elect Mr. David Alexander Crawford as a Director,      Mgmt          For                            For
       who retires in accordance with Articles 9.2
       and 9.3 of the Constitution

S.3    Amend Article 9.1 of the Constitution                     Mgmt          For                            For

4.     Adopt the annual remuneration report for Westpac          Mgmt          For                            For
       for the YE 30 SEP 2005




--------------------------------------------------------------------------------------------------------------------------
 WIENERBERGER AG                                                                             Agenda Number:  700918103
--------------------------------------------------------------------------------------------------------------------------
        Security:  A95384110
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  AT0000831706
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Receive the annual report, management and supervisory     Mgmt          For                            For
       reports for the FY 2005

2.     Approve the allocation of the net income for              Mgmt          For                            For
       the FY 2005

3.     Approve the actions of the Board of Directors             Mgmt          For                            For
       and the Supervisory Board for the FY 2005

4.     Elect the Auditors for the FY 2006                        Mgmt          For                            For

5.     Elect the Supervisory Board                               Mgmt          For                            For

6.     Approve the remuneration of the Supervisory               Mgmt          For                            For
       Board and amend the Company Charter

7.     Amend paragraph 4 of the Company Charter: allowance       Mgmt          Abstain                        Against
       of the Managing Board to increase share capital
       with EUR 37,083,898, by issue of 37, 083,898
       shares

8.     Approve the allowance of the Managing Board               Mgmt          For                            For
       due to paragraph 65 to by own shares within
       the next 18 months

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RCEIPT         Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 WILLIAM HILL PLC                                                                            Agenda Number:  700927568
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9645P117
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  GB0031698896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and the account             Mgmt          For                            For
       for the 52 weeks ended 27 DEC 2005

2.     Approve the Directors  remuneration report                Mgmt          For                            For

3.     Declare a final dividend of 12.2 pence per ordinary       Mgmt          For                            For
       share

4.     Re-elect Mr. David Harding as a Director                  Mgmt          For                            For

5.     Re-elect Mr. Barry Gibson as a Director                   Mgmt          For                            For

6.     Elect Mr. Simon Lane as a Director                        Mgmt          For                            For

7.     Re-appoint Deloitte & Touche LLP as the Company           Mgmt          For                            For
       s Auditors

8.     Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

9.     Approve to renew the Directors  authority to              Mgmt          For                            For
       allot relevant securities up to a maximum nominal
       amount of GBP 12,503,202 representing one-third
       of the Company s issued share capital at 30
       MAR 2006

10.    Authorize the Company to make donations to EU             Mgmt          For                            For
       political organizations not exceeding GBP 35,000
       in total and to incur EU political expenditure
       not exceeding GBP 35,000 in total

11.    Authorize the William Hill Organization Limited           Mgmt          For                            For
       to make donations to EU political organizations
       not exceeding GBP 35,000 in total and to incur
       EU political expenditure not exceeding GBP
       35,000 in total

S.12   Approve to renew the Directors authority to               Mgmt          Against                        Against
       allot equity securities for cash, pursuant
       to the authority in Resolution 9 and Section
       95 of the Companies Act 1985 up to a maximum
       nominal amount of GBP 1,875,480

S.13   Approve to renew the Company s authority to               Mgmt          For                            For
       make market purchases of ordinary shares subject
       to certain conditions as specified

S.14   Adopt a formula limit the Company s borrowing             Mgmt          For                            For
       powers by amend the Article 137 of the Company
       s Articles of Association as specified




--------------------------------------------------------------------------------------------------------------------------
 WIPRO LTD                                                                                   Agenda Number:  700776341
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y96659142
    Meeting Type:  AGM
    Meeting Date:  21-Jul-2005
          Ticker:
            ISIN:  INE075A01022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2005 and the profits and
       loss account for the YE on that date and the
       reports of the Directors and Auditors thereon

2.     Declare final dividend on the equity shares               Mgmt          For                            For

3.     Re-appoint Professor Elsuke Sakakalbara as a              Mgmt          For                            For
       Director, who retires by rotation

4.     Re-appoint Dr. Ashok Ganguly as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Appoint Messrs. BSR and Company, Chartered Accountants    Mgmt          For                            For
       , until the conclusion of the next AGM of the
       Company at remuneration to be decided, from
       time to time, by the Audit Committee of the
       Board of Directors

6.     Re-appoint, pursuant to the resolutions passed            Mgmt          For                            For
       under the provisions of Sections 269, 309,
       311 and other applicable provisions, if any,
       of the Companies Act, 1956, approval of the
       Members of the Company, Mr. Azim H. Premji
       as Chairman and Managing Director  designated
       as Chairman  of the Company with effect from
       31 DEC 2004, until 30 JUL 2007 as well as the
       payment of salary, commission and perquisites
       remuneration , upon the terms and conditions
       as specified; authorize the Board of Directors
       to alter and vary the terms and conditions
       of the said re-appointment and/or a  including
       authority, from time to time, to determine
       the amount of salary and commission as also
       the type and amount perquisites end other benefits
       payable to Mr. Azim H. Premji such manner as
       may be agreed to between the Board of Director
       and Mr. Azim H. Premji, provided that the remuneration
       payable to Mr. Azim H. Premji Shall not exceed
       the overall ceiling at the total managerial
       remuneration for the year 2004-05 provided
       under Section 309 of the Companies Act, 1956;
       and authorize the Board to do all such acts,
       deeds and things and execute all such documents,
       instruments and writings as may be required
       and to delegate all or any of its powers herein
       conferred to any Committee of Directors or
       Director(s) to give effect the aforesaid resolution

7.     Approve, pursuant to Section 16 and Section               Mgmt          For                            For
       94 other applicable provisions of the Companies
       Act, 1956, to increase the authorized share
       capital of the Company from INR 1750,000,000
       divided into 750,000,000 equity shares of INR
       2 each a 25,000,000 preference shares of INR
       10 to a revised limit of INR 3550,000,000 by
       creation additional 900,000,000 equity shares
       of INR 2; and amend the Memorandum Association
       of the Company as specified

S.8    Approve, pursuant to Section 31 and other applicable      Mgmt          For                            For
       provisions of the Companies Act, 1956 in Article
       4 of the Articles of Association of the Company,
       the figures arid words  INR 1750,000,000 divided
       into 750,000,000 equity shares INR 2 each and
       25000,000 preference shares of INR 10 each
       , to substitute by the figures and word INR
       3550,000,000 divided into 1650,000,000 equity
       shares of INR 2 and 25,000,000 preference shares
       of INR 10

S.9    Authorize the Board of Directors, pursuant to             Mgmt          Abstain                        Against
       the provisions of Section 81(1A) and sit other
       applicable provision of the Companies Act.
       1956, including the relevant circulars and
       notifications issued by the Reserve Bank of
       India  RBI  SEBI  Employee Stock Option Schema
       and Employee Stock Purchase Scheme, Guidelines,
       1999   SEBI ESOP Guidelines  issued by Securities
       and Exchange Board of India on Employee Stock
       Option and Stock Purchase Plans and the Memorandum
       of Association and Article, of Association
       of Wipro Limited  Company  and subject to the
       approval, consent, permission and/or sanction,
       it any, of the a dale or bodies as may be necessary
       and subject to such terms and conditions as
       may be prescribed imposed, to issue, offer
       and allot to any one or more or all of the
       permanent employees of the Company,  including
       Executive and Non-Executive Directors but excluding
       the promoter Director, and Director, holding
       directly or indirectly more than 10% of the
       outstanding equity shares of the Company  Restricted
       Stock Units  RSUs  exercisable into equity
       shares at the option of the Company and/or
       holder of the securities linked to equity shares
       up to 6,000.000  or such other adjusted figure
       for any bonus, stock splits or consolidations
       or other re-organization of the capital structure
       of the Company as may be applicable from time
       to time  Restricted Stock Unite exercisable
       into equity shares of nominal value INR 2 each
       under a Wipro Employee Restricted Stock Unit
       Plan 2005 created by the Company for the benefit
       of the employees at an exercise price of not
       less than the face value of the equity shares
       on the terms and conditions as specified; authorize
       Board of Directors on behalf of the Company,
       pursuant to the Wipro Employee Restricted Stock
       Unit Plan 2005 created by the Company, to issue,
       offer and allot such number of equity shares
       of the Company within the overall limit of
       up to 6,000,000  or such other adjusted figure
       for any bonus, stock splits or consolidations
       or other re-organization of the capital structure
       of the Company as may be applicable from time
       to time  RSUs exercisable into equity shares
       referred to above to the permanent employees
       of the subsidiary Companies whether in India
       or overseas  including Executive and Non-Executive
       Directors of such subsidiary Companies but
       excluding promoter Directors and Directors
       holding directly or indirectly more than 10%
       of the outstanding equity shares of the Company
       and subject to approval of SEBI and other
       statutory authorities to such other category
       of persons as may be permitted from time to
       time and as may be deemed necessary by the
       Board of Directors of the Company; authorize
       the Board of Directors, pursuant to the Wipro
       Employee Restricted Stock Unit Plan 2005 created
       by the Company, the on behalf at the Company
       to issue, offer and allot such number of equity
       shares of the Company within the overall limit
       of up to 6,000,000  or such other adjusted
       figure for any bonus, stock splits or consolidations
       or other re-organization of the capital structure
       of the Company as may be applicable from time
       to time  RSUs exercisable into equity shares
       referred to above to the permanent employees
       of the holding companies whether in India or
       overseas  including Executive and Non-Executive
       Directors of such holding companies but excluding
       promoter Directors and Directors holding directly
       or indirectly more than 10% of the outstanding
       equity shares of the Company  arid subject
       to approval of SEBI and other statutory authorities
       to such other category of persons as may be
       permitted from time to time and as may be deemed
       necessary by me Board of Directors of the Company;
       authorize the Board of Directors to determine
       all other terms and conditions of the Issue
       of the said Restricted Stock Unit as the Board
       may in its absolute discretion determine; authorize
       the Board to Issue and allot such number of
       equity shares as may be required to be Issued
       arid allotted upon exercise of any RSUs or
       as may be necessary In accordance with the
       terms of the offering, all such shams ranking
       pari passu with the equity shares of the Company
       in all respects excepting such right as to
       dividend as may be provided and as amended
       from lane to time; authorize the Board and
       other designated Officers of the Company on
       behalf of the Company, for the purpose of giving
       effect to any issue or allotment of equity
       shares of Securities instruments representing
       the same as described above, to do all such
       acts, deeds, matters and things as it may at
       its/their discretion deem necessary or desirable
       for such purpose, including without limitation,
       filing necessary document statements with the
       Stock Exchanges, Statutory Authorities and
       other Agencies and such other regulatory authority
       may be necessary for listing the Securities
       on the Stock Exchanges; authorize the Board
       to settle all questions, difficulties or doubts
       that arise in regard to the issue, offer or
       allotment of Securities or Restricted Stock
       Units giving rise to shares/securities upon
       exercise and utilization of the issue proceeds
       as may in its absolute discretion deem fit
       without being required to seek any further
       consent or approval of the Members or otherwise
       to the end and Intent that Members shall be
       deemed to have given their approval thereto
       expressly by the authority of these resolutions;
       authorize the Board to delegate all or any
       of the powers herein conferred to any Committee
       of the Directors of Chief Executive Officer
       or any Executive Director or Directors or any
       other officer or Officers of the Company to
       give effect to the aforesaid resolutions; and
       authorize the Board of Directors to determine
       sit other terms and conditions of the issue
       of the said Restricted Stock Units as the Board
       may in its absolute discretion determine

S.10   Approve, pursuant to Article 152 of the Articles          Mgmt          For                            For
       of Association, entire amount standing to the
       credit of the Capital Redemption Reserve Account
       of the Company and a part of the amount standing
       to the credit of Share Premium account, to
       capitalize and apply for allotment of bonus
       shares to the persons who as on a date to be
       hereinafter fixed by the Board of Directors
       Record Date , shall be the holders of the
       existing equity shares of INR 2 each at the
       Company, in payment in hit for one (1) new
       equity share of INR 2 each  Bonus equity shares
       out of Company s unissued equity share capital,
       credited as fully paid and be accordingly allotted
       as bonus shares to such Members as aforesaid
       in the proportion of 1 new equity share for
       every 1 equity share held try such members
       respectively on the said date; approve to allot
       such Bonus equity shares, subject to the Memorandum
       and Articles of Association of the Company
       and shall rank pari passu in all respects with
       and carry the same rights as the existing equity
       and to participate in full in any dividend
       to be declared for the FY in which the bonus
       shares are allotted; acknowledge that no letters
       of allotment be issued with respect to additional
       equity shares but the share certificates to
       shareholders who hold their equity shares in
       physical form In respect of the new equity
       shares shall be completed and ready for despatch
       within 3 months and direct credit of additional
       equity shares to shareholders who hold existing
       equity shares in electronic form shall be completed
       within 1 month from the date of allotment thereof;
       approve the allotment and issue of fully paid
       new equity shares as bonus shares to the extent
       that they relate to non resident Members of
       the Company shall subjected to the approval
       of the Reserve Bank of India under FEMA, if
       any; and authorize the Board of Directors,
       for the purpose of giving effect to this resolution,
       to take all such steps for giving any such
       direction as may be necessary or desirable
       and to settle, any questions or difficulties
       whatsoever that may arise with regard to the
       issue, allotment and distribution of the new
       equity shares




--------------------------------------------------------------------------------------------------------------------------
 WOOLWORTHS LTD                                                                              Agenda Number:  700824609
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q98418108
    Meeting Type:  AGM
    Meeting Date:  25-Nov-2005
          Ticker:
            ISIN:  AU000000WOW2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial reports of              Mgmt          For                            For
       the Company and the consolidated entity and
       the declaration by the Directors and the reports
       of the Directors and the Auditors thereon for
       the financial period ended 26 JUN 2005

2.     Adopt the remuneration report of the Company              Mgmt          For                            For
       for the FYE 26 JUN 2005

3.a    Re-elect Mr. Lean Michael L Huillier as a Director,       Mgmt          For                            For
       who retires by rotation in accordance with
       Article 10.3 of the Company s Constitution

3.b    Re-elect Dr. Roderick Sheldon Deane as a Director,        Mgmt          For                            For
       who retires by rotation in accordance with
       Article 10.3 of the Company s Constitution

4.     Approve, in accordance with Australian Stock              Mgmt          For                            For
       Exchange Limited Listing Rule 10.17 and the
       Company s Constitution the aggregate maximum
       amount of the remuneration of the Non-Executive
       Director be increased by AUD 500,000 per annum
       to AUD 1,750,000 per annum




--------------------------------------------------------------------------------------------------------------------------
 WOORI FINANCE HOLDINGS CO LTD                                                               Agenda Number:  700889504
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9695X119
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2006
          Ticker:
            ISIN:  KR7053000006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 283291 DUE TO ADDITION OF A RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 5th financial statement  01 JAN               Mgmt          For                            For
       2005 to 31 DEC 2005 , the balance sheet, the
       income statement, disposition of the retained
       earnings

2.1    Elect Mr. Je-Hoon Lee as an External Director,            Mgmt          For                            For
       who will become the Member of the Audit Committee

2.2    Elect Mr. Sung-Tae Noh as an External Director            Mgmt          For                            For
       who will become the Member of the Audit Committee

2.3    Elect Mr. Woon-Yeol Choi as an External Director          Mgmt          For                            For
       who will become the Member of the Audit Committee

2.4    Elect Mr. Jung-Suk Moon as an External Director           Mgmt          For                            For
       who will become the Member of the Audit Committee

2.5    Elect Mr. Sung-Hwan Bae as an External Director,          Mgmt          For                            For
       who will become the Member of the Audit Committee

2.6    Elect Mr. Bong-Su Park as an External Director,           Mgmt          For                            For
       who will become the Member of the Audit Committee

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 YAHOO JAPAN CORPORATION                                                                     Agenda Number:  700947192
--------------------------------------------------------------------------------------------------------------------------
        Security:  J95402103
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2006
          Ticker:
            ISIN:  JP3933800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 156, Corporate Officers
       bonuses JPY 167,500,000 (including JPY 12,500,000
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Increase the Number of Auditors

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

4.     Approve Compensation, etc. for Stock Options              Mgmt          For                            *
       for Directors




--------------------------------------------------------------------------------------------------------------------------
 YAMADA DENKI CO.,LTD.                                                                       Agenda Number:  700949576
--------------------------------------------------------------------------------------------------------------------------
        Security:  J95534103
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3939000000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 25, Corporate Officers
       bonuses JPY 108,641,250 (including JPY 4,861,350
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          Against                        *
       Revisions Related to the New Commercial Code,
       Increase Authorized Capital

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

3.14   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Amend the Compensation to be received by  Directors       Mgmt          For                            *

6.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Auditors

7.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 YUKOS CORP                                                                                  Agenda Number:  932416109
--------------------------------------------------------------------------------------------------------------------------
        Security:  98849W108
    Meeting Type:  Special
    Meeting Date:  09-Dec-2005
          Ticker:  YUKOY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     AMENDMENTS TO ARTICLE 5 (AUTHORIZED CAPITAL               Mgmt          Abstain                        Against
       OF THE COMPANY) OF THE YUKOS OIL COMPANY CHARTER.

02     AMENDMENTS TO ARTICLE 2 (SEAT AND MAILING ADDRESS         Mgmt          Abstain                        Against
       OF THE COMPANY) OF THE YUKOS OIL COMPANY CHARTER.




--------------------------------------------------------------------------------------------------------------------------
 ZURICH FINANCIAL SERVICES, ZUERICH                                                          Agenda Number:  700905790
--------------------------------------------------------------------------------------------------------------------------
        Security:  H9870Y105
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  CH0011075394
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 278739, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.THANK YOU

1.     Approve the annual report, the annual financial           Mgmt          For                            For
       statements and the consolidated financial statements
       for 2005

2.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 4.60 per share

3.     Approve the share capital reduction, repayment            Mgmt          For                            For
       of reduction in nominal value, and amend the
       Articles of Incorporation, to effect a further
       payout in cash to shareholders of CHF 2.40
       per registered share by reducing the nominal
       value of each registered share from CHF 2.50
       to CHF 0.10 in order to preserve proportional
       shareholders rights, and amend the threshold
       for requesting items on the agenda in accordance
       with Article 12 Paragraph 2 of the Articles
       of Incorporation proportionally to the reduced
       nominal value a part of summary, this entails
       the following: that the share capital, in accordance
       with the Article 5 of the Articles of Incorporation
       be reduced by CHF 345,616,692 from CHF 360,017,387.50
       to a new total of CHF 14,400,695.50 by reducing

4.     Amend the Articles of Incorporation; authorized           Mgmt          For                            For
       share capital

5.     Amend the Articles of Incorporation                       Mgmt          For                            For

6.     Grant release to the Members of the Board of              Mgmt          For                            For
       Directors and the Group Executive Committee

7.1.1  Elect Mr. Don Nicolaisen as a Director                    Mgmt          For                            For

7.1.2  Elect Mr. Fred kindle as a Director                       Mgmt          For                            For

7.1.3  Elect Mr. Tom De Swaan as a Director                      Mgmt          For                            For

7.1.4  Re-elect Mr. Thomas Escher as a Director                  Mgmt          For                            For

7.1.5  Re-elect Mr. Philippe Pidoux as a Director                Mgmt          For                            For

7.1.6  Re-elect Mr. Venon Sankey as a Director                   Mgmt          For                            For

7.2    Ratify PriceWaterhouseCoopers Ltd. as the Auditors        Mgmt          For                            For



* Management position unknown


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         EUROPACIFIC GROWTH FUND
By (Signature)       /s/ Mark E. Denning
Name                 Mark E. Denning
Title                President and Principal Executive Officer
Date                 08/29/2006